UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO All Asset Portfolio
●	PIMCO All Asset All Authority Portfolio
●	PIMCO Balanced Allocation Portfolio
●	PIMCO CommodityRealReturn Strategy Portfolio
●	PIMCO Dynamic Bond Portfolio
●	PIMCO Emerging Markets Bond Portfolio
●	PIMCO Global Bond Opportunities Portfolio (Unhedged)
●	PIMCO Global Core Bond (Hedged) Portfolio
●	PIMCO Global Diversified Allocation Portfolio
●	PIMCO Global Multi-Asset Managed Allocation Portfolio
●	PIMCO High Yield Portfolio
●	PIMCO Income Portfolio
●	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
●	PIMCO International Bond Portfolio (Unhedged)
●	PIMCO Low Duration Portfolio
●	PIMCO Long-Term U.S. Government Portfolio
●	PIMCO Real Return Portfolio
●	PIMCO Short-Term Portfolio
●	PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/20181§

PIMCO Emerging Markets Currency and Short-Term Investments Fund	12.9%
PIMCO RAE PLUS EMG Fund	9.1%
PIMCO Income Fund	7.0%
PIMCO RAE Fundamental Advantage PLUS Fund	5.9%
PIMCO Emerging Local Bond Fund	5.7%
PIMCO RAE Emerging Markets Fund	5.3%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.2%
PIMCO Low Duration Fund	4.8%
PIMCO CommoditiesPLUS® Strategy Fund	4.7%
PIMCO RealEstateRealReturn Strategy Fund	4.6%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	(2.24)%	4.04%	3.66%	4.71%	4.76%
PIMCO All Asset Portfolio Class M	(2.41)%	3.57%	3.20%	4.25%	5.14%
PIMCO All Asset Portfolio Administrative Class	(2.23)%	3.93%	3.52%	4.57%	5.70%
PIMCO All Asset Portfolio Advisor Class	(2.25)%	3.88%	3.41%	4.46%	5.36%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	0.21%	1.45%	1.21%	2.26%	3.56%♦
Consumer Price Index + 500 Basis Points±±	3.63%	7.80%	6.54%	6.44%	7.09%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio's performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 1.275% for Institutional Class shares, 1.725% for Class M shares, 1.425% for Administrative Class shares, and 1.525% for Advisor Class shares. Details regarding any changes to the Portfolio's operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests its assets in shares of other PIMCO funds (“Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, benefited performance, as this Underlying PIMCO Fund gained value.

»

Exposure to emerging markets bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund detracted from performance, as these underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE PLUS EMG Fund, and the PIMCO RAE Emerging Markets Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to U.S. long maturity bonds, primarily through the PIMCO Extended Duration Fund, the PIMCO Long-Term U.S. Government Fund, and the PIMCO Long Duration Total Return Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the period.

»

Exposure to U.S. core bonds, primarily through the PIMCO Total Return Fund and the PIMCO Investment Grade Credit Bond Fund, detracted from performance, as these Underlying PIMCO Funds lost value during the reporting period.

»	Exposure to developed ex U.S. equities, primarily through the PIMCO PLUS International Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns during the period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$977.60	$1.54	$1,000.00	$1,023.23	$1.58	0.32%
Class M	1,000.00	975.90	3.75	1,000.00	1,021.00	3.83	0.77
Administrative Class	1,000.00	977.70	2.28	1,000.00	1,022.49	2.33	0.47
Advisor Class	1,000.00	977.50	2.77	1,000.00	1,021.98	2.83	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$10.97	$0.18	$(0.42)	$(0.24)	$(0.15)	$0.00	$0.00	$(0.15)
12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.02)	(0.52)
12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)
12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	0.00	(0.01)	(0.35)
12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	0.00	(0.60)
12/31/2013	11.48	0.50	(0.46)	0.04	(0.54)	0.00	0.00	(0.54)
Class M
01/01/2018 - 06/30/2018+	11.04	0.16	(0.42)	(0.26)	(0.13)	0.00	0.00	(0.13)
12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)
12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)
12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	0.00	(0.01)	(0.31)
12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	0.00	(0.55)
12/31/2013	11.54	0.48	(0.50)	(0.02)	(0.48)	0.00	0.00	(0.48)
Administrative Class
01/01/2018 - 06/30/2018+	10.85	0.17	(0.41)	(0.24)	(0.14)	0.00	0.00	(0.14)
12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)
12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)
12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	0.00	(0.01)	(0.34)
12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	0.00	(0.58)
12/31/2013	11.38	0.51	(0.49)	0.02	(0.52)	0.00	0.00	(0.52)
Advisor Class
01/01/2018 - 06/30/2018+	10.97	0.16	(0.41)	(0.25)	(0.13)	0.00	0.00	(0.13)
12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)
12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)
12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	0.00	(0.01)	(0.33)
12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	0.00	(0.57)
12/31/2013	11.48	0.48	(0.47)	0.01	(0.51)	0.00	0.00	(0.51)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.58	(2.24)%	$13,406	0.315	%*	0.425	%*	0.315	%*	0.425	%*	3.33	%*	18%
10.97	13.77	12,827	0.325		0.425		0.325		0.425		5.43		40
10.11	13.08	5,726	0.275		0.425		0.275		0.425		2.43		67
9.19	(8.95)	4,811	0.285		0.425		0.285		0.425		3.25		41
10.47	0.72	9,688	0.275		0.425		0.275		0.425		4.24		98
10.98	0.43	10,082	0.295		0.425		0.295		0.425		4.39		61

10.65	(2.41)	78,746	0.765	*	0.875	*	0.765	*	0.875	*	2.89	*	18
11.04	13.19	75,309	0.775		0.875		0.775		0.875		4.26		40
10.18	12.59	65,033	0.725		0.875		0.725		0.875		1.91		67
9.25	(9.32)	68,206	0.735		0.875		0.735		0.875		2.88		41
10.53	0.24	86,496	0.725		0.875		0.725		0.875		3.70		98
11.04	(0.10)	105,517	0.745		0.875		0.745		0.875		4.24		61

10.47	(2.23)	498,408	0.465	*	0.575	*	0.465	*	0.575	*	3.11	*	18
10.85	13.54	554,749	0.475		0.575		0.475		0.575		4.46		40
10.01	12.93	537,663	0.425		0.575		0.425		0.575		2.23		67
9.10	(8.99)	537,330	0.435		0.575		0.435		0.575		3.15		41
10.36	0.47	722,608	0.425		0.575		0.425		0.575		4.01		98
10.88	0.27	824,590	0.445		0.575		0.445		0.575		4.51		61

10.59	(2.25)	208,911	0.565	*	0.675	*	0.565	*	0.675	*	3.02	*	18
10.97	13.38	231,030	0.575		0.675		0.575		0.675		4.35		40
10.12	12.90	226,099	0.525		0.675		0.525		0.675		2.12		67
9.19	(9.19)	226,532	0.535		0.675		0.535		0.675		3.02		41
10.47	0.46	328,716	0.525		0.675		0.525		0.675		3.86		98
10.98	0.11	406,398	0.545		0.675		0.545		0.675		4.25		61

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$149
Investments in Affiliates	800,094
Receivable for investments in Affiliates sold	232
Receivable for Portfolio shares sold	54
Dividends receivable from Affiliates	1,499
Reimbursement receivable from PIMCO	81
Total Assets	802,109

Liabilities:
Payable for investments in Affiliates purchased	$1,731
Payable for Portfolio shares redeemed	475
Accrued investment advisory fees	120
Accrued supervisory and administrative fees	172
Accrued distribution fees	76
Accrued servicing fees	64
Total Liabilities	2,638

Net Assets	$799,471

Net Assets Consist of:
Paid in capital	$862,867
Undistributed (overdistributed) net investment income	2,333
Accumulated undistributed net realized gain (loss)	(90,956)
Net unrealized appreciation (depreciation)	25,227

Net Assets	$799,471

Net Assets:
Institutional Class	$13,406
Class M	78,746
Administrative Class	498,408
Advisor Class	208,911

Shares Issued and Outstanding:
Institutional Class	1,267
Class M	7,391
Administrative Class	47,620
Advisor Class	19,736

Net Asset Value Per Share Outstanding:
Institutional Class	$10.58
Class M	10.65
Administrative Class	10.47
Advisor Class	10.59

Cost of investments in securities	$149
Cost of investments in Affiliates	$774,867

* Includes repurchase agreements of:	$149

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$2
Dividends from Investments in Affiliates	14,992
Total Income	14,994

Expenses:
Investment advisory fees	731
Supervisory and administrative fees	1,045
Distribution and/or servicing fees - Class M	173
Servicing fees - Administrative Class	393
Distribution and/or servicing fees - Advisor Class	278
Trustee fees	12
Total Expenses	2,632
Waiver and/or Reimbursement by PIMCO	(472)
Net Expenses	2,160

Net Investment Income (Loss)	12,834

Net Realized Gain (Loss):
Investments in Affiliates	5,409

Net Realized Gain (Loss)	5,409

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(37,002)

Net Change in Unrealized Appreciation (Depreciation)	(37,002)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,759)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$12,834	$38,448
Net realized gain (loss)	5,409	2,308
Net change in unrealized appreciation (depreciation)	(37,002)	68,941

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,759)	109,697

Distributions to Shareholders:
From net investment income
Institutional Class	(181)	(423)
Class M	(903)	(2,999)
Administrative Class	(6,702)	(25,043)
Advisor Class	(2,715)	(9,984)
Tax basis return of capital
Institutional Class	0	(12)
Class M	0	(110)
Administrative Class	0	(871)
Advisor Class	0	(360)

Total Distributions(a)	(10,501)	(39,802)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(45,184)	(30,501)

Total Increase (Decrease) in Net Assets	(74,444)	39,394

Net Assets:
Beginning of period	873,915	834,521
End of period*	$799,471	$873,915

* Including undistributed (overdistributed) net investment income of:	$2,333	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$149

Total Short-Term Instruments (Cost $149)		149

Total Investments in Securities (Cost $149)		149

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 98.8%
PIMCO CommoditiesPLUS® Strategy Fund	5,786,317	37,669
PIMCO CommodityRealReturn Strategy Fund®	1,325,703	8,829
PIMCO Emerging Local Bond Fund	6,708,683	45,753
PIMCO Emerging Markets Currency and Short-Term Investments Fund	11,679,036	103,476
PIMCO Extended Duration Fund	3,697,186	28,025
PIMCO High Yield Fund	537,856	4,652
PIMCO High Yield Spectrum Fund	1,297,812	12,602
PIMCO Income Fund	4,689,979	56,233
PIMCO Investment Grade Credit Bond Fund	1,751,388	17,619
PIMCO Long Duration Total Return Fund	970,637	10,036
PIMCO Long-Term Real Return Fund	425,195	3,559

	SHARES	MARKET VALUE (000S)
PIMCO Long-Term U.S. Government Fund	4,611,629	$27,624
PIMCO Low Duration Fund	3,956,680	38,498
PIMCO Mortgage Opportunities and Bond Fund	514,156	5,650
PIMCO RAE Emerging Markets Fund	3,954,948	42,476
PIMCO RAE Fundamental Advantage PLUS Fund	4,633,453	46,844
PIMCO RAE Low Volatility PLUS EMG Fund	2,506,358	23,886
PIMCO RAE Low Volatility PLUS Fund	188,825	2,217
PIMCO RAE Low Volatility PLUS International Fund	1,315,970	14,647
PIMCO RAE PLUS EMG Fund	7,152,111	72,951
PIMCO RAE PLUS International Fund	443,001	3,983
PIMCO RAE Worldwide Long/Short PLUS Fund	4,197,483	41,303
PIMCO Real Return Fund	1,595,263	17,325
PIMCO RealEstateRealReturn Strategy Fund	4,338,529	36,617
PIMCO Senior Floating Rate Fund	2,433,116	23,942
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,909,758	24,675
PIMCO StocksPLUS® International Fund (Unhedged)	319,526	2,122
PIMCO Total Return Fund	3,408,867	33,986
PIMCO TRENDS Managed Futures Strategy Fund	245,310	2,345

Total Mutual Funds (Cost $763,382)		789,544

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 1.0%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	319,082	$7,656

Total Exchange-Traded Funds (Cost $8,591)		7,656

SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS 0.3%
PIMCO Government Money Market Fund (a)	2,820,565	2,821

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	7,380	73

Total Short-Term Instruments (Cost $2,894)		2,894

Total Investments in Affiliates (Cost $774,867)		800,094

Total Investments 100.1% (Cost $775,016)		$800,243

Other Assets and Liabilities, net (0.1)%		(772)

Net Assets 100.0%		$799,471

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$149	U.S. Treasury Notes 2.000% due 10/31/2022	$(156)	$149	$149

Total Repurchase Agreements						$(156)	$149	$149

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$149	$0	$0	$149	$(156)	$(7)

Total Borrowings and Other Financing Transactions	$149	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$149	$0	$149

	$0	$149	$0	$149

Investments in Affiliates, at Value
Mutual Funds	789,544	0	0	789,544
Exchange-Traded Funds	7,656	0	0	7,656
Short-Term Instruments
Mutual Funds	2,821	0	0	2,821
Central Funds Used for Cash Management Purposes	73	0	0	73

	$800,094	$0	$0	$800,094

Total Investments	$800,094	$149	$0	$800,243

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	JUNE 30, 2018	15

Notes to Financial Statements (Cont.)

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available

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Notes to Financial Statements (Cont.)

when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in

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connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser.

The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$47,049	$4,178	$(15,577)	$980	$1,039	$37,669	$1,832	$0
PIMCO CommodityRealReturn Strategy Fund®	9,511	1,112	(1,630)	(211)	47	8,829	169	0
PIMCO Emerging Local Bond Fund	56,199	1,768	(7,232)	(2,067)	(2,915)	45,753	1,767	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	118,979	2,022	(11,024)	(848)	(5,653)	103,476	2,021	0
PIMCO Extended Duration Fund	27,232	5,416	(3,357)	(166)	(1,100)	28,025	365	0
PIMCO Government Money Market Fund	5,592	63,462	(66,233)	0	0	2,821	19	0
PIMCO High Yield Fund	5,086	129	(390)	57	(230)	4,652	129	0
PIMCO High Yield Spectrum Fund	13,567	371	(953)	0	(383)	12,602	370	0
PIMCO Income Fund	55,488	6,641	(3,966)	(32)	(1,898)	56,233	1,534	0
PIMCO Investment Grade Credit Bond Fund	19,554	347	(1,418)	(28)	(836)	17,619	347	0
PIMCO Long Duration Total Return Fund	11,413	859	(1,560)	(45)	(631)	10,036	204	0
PIMCO Long-Term Real Return Fund	3,712	995	(1,047)	31	(132)	3,559	62	0
PIMCO Long-Term U.S. Government Fund	37,473	1,276	(9,502)	(464)	(1,159)	27,624	424	0
PIMCO Low Duration Fund	29,800	38,254	(29,073)	(176)	(307)	38,498	330	0
PIMCO Mortgage Opportunities Fund	6,079	94	(475)	3	(51)	5,650	93	0
PIMCO RAE Emerging Markets Fund	46,585	2,123	(3,118)	127	(3,241)	42,476	0	0
PIMCO RAE Fundamental Advantage PLUS Fund	18,851	28,211	(163)	(2)	(53)	46,844	88	0
PIMCO RAE Low Volatility PLUS EMG Fund	50,623	1,290	(27,203)	3,364	(4,188)	23,886	1,289	0
PIMCO RAE Low Volatility PLUS Fund	2,445	8	(205)	3	(34)	2,217	8	0
PIMCO RAE Low Volatility PLUS International Fund	15,745	177	(1,229)	29	(75)	14,647	178	0
PIMCO RAE PLUS EMG Fund	55,291	25,716	(176)	(25)	(7,855)	72,951	1,684	0
PIMCO RAE PLUS International Fund	30,389	538	(26,761)	4,899	(5,082)	3,983	538	0
PIMCO RAE Worldwide Long/Short PLUS Fund	26,605	15,892	(1,273)	(35)	114	41,303	0	0
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	2,237	6,429	0	0	(1,010)	7,656	5	0
PIMCO Real Return Fund	28,897	328	(11,404)	(215)	(281)	17,325	328	0
PIMCO RealEstateRealReturn Strategy Fund	36,261	5,622	(5,911)	(204)	849	36,617	0	0
PIMCO Senior Floating Rate Fund	34,789	589	(11,239)	(44)	(153)	23,942	589	0
PIMCO Short-Term Floating NAV Portfolio III	72	1	0	0	0	73	1	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	26,513	72	(1,921)	272	(261)	24,675	71	0
PIMCO StocksPLUS® International Fund (Unhedged)	6,678	89	(4,552)	387	(480)	2,122	88	0
PIMCO Total Return Fund	43,525	1,638	(9,985)	(181)	(1,011)	33,986	456	0
PIMCO TRENDS Managed Futures Strategy Fund	2,374	3	0	0	(32)	2,345	3	0
Totals	$874,614	$215,650	$(258,577)	$5,409	$(37,002)	$800,094	$14,992	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO

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Notes to Financial Statements (Cont.)

Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A

Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

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Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2018	23

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets

(the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2019, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at June 30, 2018 were (amounts in thousands):

12 months	13-24 months	25-36 months	Total
$1,456	$1,099	$885	$3,440

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amount was $471,514

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$152,186	$192,343

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	133	$1,462	658	$7,133
Class M	937	10,274	1,124	12,094
Administrative Class	1,085	11,701	4,448	46,830
Advisor Class	481	5,251	1,487	15,854
Issued as reinvestment of distributions
Institutional Class	17	181	40	435
Class M	83	903	285	3,109
Administrative Class	629	6,702	2,422	25,914
Advisor Class	252	2,715	956	10,344
Cost of shares redeemed
Institutional Class	(53)	(585)	(94)	(997)
Class M	(449)	(4,934)	(976)	(10,509)
Administrative Class	(5,235)	(56,465)	(9,447)	(100,625)
Advisor Class	(2,057)	(22,389)	(3,733)	(40,083)
Net increase (decrease) resulting from Portfolio share transactions	(4,177)	$(45,184)	(2,830)	$(30,501)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio. One of the shareholders is a related party and comprises 45% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or Underlying PIMCO Fund to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO All Asset Portfolio	$18,297	$62,129

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2018	27

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$788,420	$36,790	$(24,967)	$11,823

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

28	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2018	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT02SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO All Asset All Authority Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of 06/30/20181§

PIMCO StocksPLUS® Short Fund	18.2%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	8.8%
PIMCO RAE PLUS EMG Fund	6.5%
PIMCO Income Fund	5.6%
PIMCO RAE Emerging Markets Fund	5.1%
PIMCO RealEstateRealReturn Strategy Fund	4.8%
PIMCO Low Duration Fund	4.2%
PIMCO Emerging Local Bond Fund	4.2%
PIMCO CommoditiesPLUS® Strategy Fund	4.1%
PIMCO RAE Worldwide Long/Short PLUS Fund	4.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	Inception≈
PIMCO All Asset All Authority Portfolio Institutional Class	(3.14)%	1.68%	0.40%
PIMCO All Asset All Authority Portfolio Administrative Class	(3.31)%	1.41%	0.23%
PIMCO All Asset All Authority Portfolio Advisor Class	(3.37)%	1.32%	0.12%
S&P 500 Index±	2.65%	14.37%	11.48%♦
Consumer Price Index + 650 Basis Points±±	4.36%	9.30%	7.92%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2014.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 2.52% for Institutional Class shares, 2.67% for Administrative Class shares, and 2.77% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overviews

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests its assets in shares of other PIMCO funds (“Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, benefited performance, as this Underlying PIMCO Fund gained value.

»

Exposure to emerging markets equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS EMG Fund, and the PIMCO RAE Emerging Markets Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Inverse exposure to the S&P 500 Index as a risk hedge, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Exposure to U.S. long maturity bonds, primarily through the PIMCO Extended Duration Fund, the PIMCO Long-Term U.S. Government Fund, and the PIMCO Long Duration Total Return Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to developed ex U.S. equities, primarily through the PIMCO RAE International Fund, the PIMCO RAE Low Volatility PLUS International Fund, and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to U.S. core bonds, primarily through the PIMCO Total Return Fund and the PIMCO Investment Grade Credit Bond Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$968.60	$8.88	$1,000.00	$1,015.77	$9.10	1.82%
Administrative Class	1,000.00	966.90	9.61	1,000.00	1,015.03	9.84	1.97
Advisor Class	1,000.00	966.30	10.09	1,000.00	1,014.53	10.34	2.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO All Asset All Authority Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total
Institutional Class
01/01/2018 - 06/30/2018+	$8.89	$0.11	$(0.39)	$(0.28)	$(0.10)	$0.00	$(0.10)
12/31/2017	8.42	0.38	0.55	0.93	(0.46)	0.00	(0.46)
12/31/2016	7.65	0.19	0.85	1.04	(0.27)	0.00	(0.27)
12/31/2015	9.02	0.38	(1.47)	(1.09)	(0.26)	(0.02)	(0.28)
04/30/2014 - 12/31/2014	10.00	0.64	(1.19)	(0.55)	(0.42)	(0.01)	(0.43)
Administrative Class
01/01/2018 - 06/30/2018+	8.91	0.10	(0.39)	(0.29)	(0.10)	0.00	(0.10)
12/31/2017	8.44	0.47	0.45	0.92	(0.45)	0.00	(0.45)
12/31/2016	7.65	0.14	0.90	1.04	(0.25)	0.00	(0.25)
12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	(0.27)
04/30/2014 - 12/31/2014	10.00	0.44	(1.00)	(0.56)	(0.41)	(0.01)	(0.42)
Advisor Class
01/01/2018 - 06/30/2018+	8.88	0.09	(0.39)	(0.30)	(0.09)	0.00	(0.09)
12/31/2017	8.41	0.42	0.49	0.91	(0.44)	0.00	(0.44)
12/31/2016	7.64	0.18	0.84	1.02	(0.25)	0.00	(0.25)
12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	(0.26)
04/30/2014 - 12/31/2014	10.00	0.56	(1.13)	(0.57)	(0.41)	(0.01)	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

					Ratios/Supplemental Data
					Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.51	(3.14)%	$750	1.82	%*(d)	1.88	%*(d)	0.60	%*	0.66	%*	2.61	%*	24%
8.89	11.23	653	1.35	(d)	1.39	(d)	0.53		0.57		4.37		47
8.42	13.78	892	0.91	(d)	0.99	(d)	0.37		0.45		2.29		151
7.65	(12.17)	884	1.30	(d)	1.39	(d)	0.36		0.45		4.45		67
9.02	(5.57)	583	0.81	*(d)	1.15	*(d)	0.37	*	0.71	*	9.79	*	117

8.52	(3.31)	5,012	1.97	*(d)	2.03	*(d)	0.75	*	0.81	*	2.40	*	24
8.91	11.05	4,769	1.50	(d)	1.54	(d)	0.68		0.72		5.34		47
8.44	13.73	1,966	1.06	(d)	1.14	(d)	0.52		0.60		1.79		151
7.65	(12.35)	4,594	1.45	(d)	1.54	(d)	0.51		0.60		3.57		67
9.02	(5.70)	7,338	0.96	*(d)	1.30	*(d)	0.52	*	0.86	*	6.61	*	117

8.49	(3.37)	7,046	2.07	*(d)	2.13	*(d)	0.85	*	0.91	*	2.17	*	24
8.88	10.98	7,897	1.60	(d)	1.64	(d)	0.78		0.82		4.80		47
8.41	13.55	6,959	1.16	(d)	1.24	(d)	0.62		0.70		2.22		151
7.64	(12.40)	4,099	1.55	(d)	1.64	(d)	0.61		0.70		4.11		67
9.01	(5.76)	3,588	1.06	*(d)	1.40	*(d)	0.62	*	0.96	*	8.48	*	117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in Affiliates	$18,358
Cash	101
Receivable for investments in Affiliates sold	19
Dividends receivable from Affiliates	25
Reimbursement receivable from PIMCO	1
Prepaid expenses	6
Total Assets	18,510

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$5,650
Payable for investments in Affiliates purchased	43
Payable for Portfolio shares redeemed	2
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	3
Accrued distribution fees	2
Total Liabilities	5,702

Net Assets	$12,808

Net Assets Consist of:
Paid in capital	$14,786
Undistributed (overdistributed) net investment income	9
Accumulated undistributed net realized gain (loss)	(1,749)
Net unrealized appreciation (depreciation)	(238)

Net Assets	$12,808

Net Assets:
Institutional Class	$750
Administrative Class	5,012
Advisor Class	7,046

Shares Issued and Outstanding:
Institutional Class	88
Administrative Class	588
Advisor Class	830

Net Asset Value Per Share Outstanding:
Institutional Class	$8.51
Administrative Class	8.52
Advisor Class	8.49

Cost of investments in Affiliates	$18,596

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividends from Investments in Affiliates	$278
Total Income	278

Expenses:
Investment advisory fees	13
Supervisory and administrative fees	16
Servicing fees - Administrative Class	4
Distribution and/or servicing fees - Advisor Class	10
Interest Expense	79
Extraordinary legal expense	13
Total Expenses	135
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	131

Net Investment Income (Loss)	147

Net Realized Gain (Loss):
Investments in Affiliates	46

Net Realized Gain (Loss)	46

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(641)

Net Change in Unrealized Appreciation (Depreciation)	(641)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(448)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$147	$588
Net realized gain (loss)	46	48
Net change in unrealized appreciation (depreciation)	(641)	580

Net Increase (Decrease) in Net Assets Resulting from Operations	(448)	1,216

Distributions to Shareholders:
From net investment income
Institutional Class	(9)	(34)
Administrative Class	(55)	(220)
Advisor Class	(77)	(368)

Total Distributions(a)	(141)	(622)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	78	2,908

Total Increase (Decrease) in Net Assets	(511)	3,502

Net Assets:
Beginning of period	13,319	9,817
End of period*	$12,808	$13,319

* Including undistributed (overdistributed) net investment income of:	$9	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(448)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(4,890)
Proceeds from sales of long-term securities	4,399
(Increase) decrease in receivable for investments sold	(13)
(Increase) decrease in dividends receivable from Affiliates	(1)
Increase (decrease) in payable for investments purchased	13
Increase (decrease) in other liabilities	(10)
Net Realized (Gain) Loss
Investments in Affiliates	(46)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	641

Net Cash Provided by (Used for) Operating Activities	(355)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	1,993
Payments on shares redeemed	(2,054)
Net borrowing of line of credit	500
Cash distributions paid*	0

Net Cash Received from (Used for) Financing Activities	439

Net Increase (Decrease) in Cash and Foreign Currency	84

Cash and Foreign Currency:
Beginning of period	17
End of period	$101

* Reinvestment of distributions	$141

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$69

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO All Asset All Authority Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 143.3%

MUTUAL FUNDS (a) 140.4%
PIMCO CommoditiesPLUS® Strategy Fund	116,460	$758
PIMCO CommodityRealReturn Strategy Fund®	20,892	139
PIMCO Emerging Local Bond Fund	112,142	765
PIMCO Emerging Markets Currency and Short-Term Investments Fund	181,957	1,612
PIMCO Extended Duration Fund	47,287	358
PIMCO Global Advantage® Strategy Bond Fund	2,461	26
PIMCO High Yield Fund	6,797	59
PIMCO High Yield Spectrum Fund	28,273	275
PIMCO Income Fund	86,344	1,035
PIMCO Investment Grade Credit Bond Fund	23,957	241
PIMCO Long Duration Total Return Fund	14,370	149
PIMCO Long-Term Real Return Fund	3,422	29
PIMCO Long-Term U.S. Government Fund	52,620	315
PIMCO Low Duration Fund	79,355	772
PIMCO Mortgage Opportunities and Bond Fund	10,503	115

	SHARES	MARKET VALUE (000S)
PIMCO RAE Emerging Markets Fund	86,956	$934
PIMCO RAE Fundamental Advantage PLUS Fund	67,359	681
PIMCO RAE International Fund	3,726	39
PIMCO RAE Low Volatility PLUS EMG Fund	46,301	441
PIMCO RAE Low Volatility PLUS Fund	25,171	295
PIMCO RAE Low Volatility PLUS International Fund	40,314	449
PIMCO RAE PLUS EMG Fund	117,306	1,197
PIMCO RAE PLUS International Fund	21,690	195
PIMCO RAE US Small Fund	3,455	43
PIMCO RAE Worldwide Long/Short PLUS Fund	75,557	743
PIMCO Real Return Fund	15,749	171
PIMCO RealEstateRealReturn Strategy Fund	104,719	884
PIMCO Senior Floating Rate Fund	54,320	535
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	57,380	487
PIMCO StocksPLUS® International Fund (Unhedged)	19,159	127
PIMCO StocksPLUS® Short Fund	404,829	3,348
PIMCO Total Return Fund	69,716	695

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	7,704	$74

Total Mutual Funds (Cost $18,194)		17,986

EXCHANGE-TRADED FUNDS 2.3%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	9,037	217
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	2,798	79

Total Exchange-Traded Funds (Cost $326)		296

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%
PIMCO Government Money Market Fund (a)	76,010	76

Total Short-Term Instruments (Cost $76)		76

Total Investments in Affiliates (Cost $18,596)		18,358

Total Investments 143.3% (Cost $18,596)		$18,358

Other Assets and Liabilities, net (43.3)%		(5,550)

Net Assets 100.0%		$12,808

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Mutual Funds	$17,986	$0	$0	$17,986
Exchange-Traded Funds	296	0	0	296
Short-Term Instruments
Mutual Funds	76	0	0	76

Total Investments	$18,358	$0	$0	$18,358

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income

SEMIANNUAL REPORT	JUNE 30, 2018	15

Notes to Financial Statements (Cont.)

in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day

SEMIANNUAL REPORT	JUNE 30, 2018	17

Notes to Financial Statements (Cont.)

and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$852	$98	$(226)	$6	$28	$758	$36	$0
PIMCO CommodityRealReturn Strategy Fund®	155	42	(56)	(4)	2	139	3	0
PIMCO Emerging Local Bond Fund	951	128	(236)	(28)	(50)	765	29	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,723	183	(195)	(5)	(94)	1,612	30	0
PIMCO Extended Duration Fund	342	101	(69)	(1)	(15)	358	4	0
PIMCO Global Advantage® Strategy Bond Fund	0	75	(49)	0	0	26	0	0
PIMCO Government Money Market Fund	76	1,762	(1,762)	0	0	76	1	0
PIMCO High Yield Fund	85	47	(71)	2	(4)	59	2	0
PIMCO High Yield Spectrum Fund	299	41	(57)	0	(8)	275	8	0
PIMCO Income Fund	1,018	229	(179)	(2)	(31)	1,035	27	0
PIMCO Investment Grade Corporate Bond Fund	289	38	(73)	(2)	(11)	241	5	0
PIMCO Long Duration Total Return Fund	171	38	(51)	(2)	(7)	149	3	0
PIMCO Long-Term Real Return Fund	63	36	(67)	0	(3)	29	1	0
PIMCO Long-Term U.S. Government Fund	486	85	(236)	(2)	(18)	315	5	0
PIMCO Low Duration Fund	565	647	(431)	(3)	(6)	772	6	0
PIMCO Mortgage Opportunities and Bond Fund	113	12	(9)	0	(1)	115	2	0
PIMCO RAE Emerging Markets Fund	902	150	(49)	(1)	(68)	934	0	0
PIMCO RAE Fundamental Advantage PLUS Fund	278	407	(4)	0	0	681	1	0
PIMCO RAE International Fund	109	7	(75)	4	(6)	39	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	764	36	(338)	81	(102)	441	22	0
PIMCO RAE Low Volatility PLUS Fund	194	118	(16)	0	(1)	295	1	0
PIMCO RAE Low Volatility PLUS International Fund	456	41	(47)	0	(1)	449	6	0
PIMCO RAE PLUS EMG Fund	1,012	317	(8)	(1)	(123)	1,197	28	0
PIMCO RAE PLUS International Fund	677	21	(490)	71	(84)	195	13	0
PIMCO RAE U.S. Small Fund	0	41	0	0	2	43	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	373	373	(5)	0	2	743	0	0
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	33	215	0	0	(31)	217	0	0
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	78	0	0	1	79	0	0
PIMCO Real Return Fund	319	51	(192)	(4)	(3)	171	4	0
PIMCO RealEstateRealReturn Strategy Fund	822	190	(141)	(8)	21	884	0	0
PIMCO Senior Floating Rate Fund	676	44	(180)	(1)	(4)	535	12	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	513	50	(77)	2	(1)	487	1	0
PIMCO StocksPLUS® International Fund (Unhedged)	262	10	(140)	9	(14)	127	4	0
PIMCO StocksPLUS® Short Fund	3,187	587	(374)	(60)	8	3,348	14	0
PIMCO Total Return Fund	623	352	(257)	(5)	(18)	695	10	0
PIMCO TRENDS Managed Futures Strategy Fund	75	0	0	0	(1)	74	0	0
Totals	$18,463	$6,650	$(6,160)	$46	$(641)	$18,358	$278	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2018	19

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the Portfolio’s securities are pledged as collateral under the agreement.

As of June 30, 2018, the credit agreement comprises revolving tranches. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination Date
1 Year, Monthly Revolving	2,825	11/26/2018
1 Year, Monthly Revolving	2,825	04/25/2019

Borrowings outstanding, if any, as of June 30, 2018 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Portfolio in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations.

The Portfolio’s borrowing activity under the agreement for the period ended June 30, 2018, was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 06/30/2018
$5,501	2.51%	$70	$9	$5,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

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Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage,

SEMIANNUAL REPORT	JUNE 30, 2018	21

Notes to Financial Statements (Cont.)

liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are

22	PIMCO VARIABLE INSURANCE TRUST

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“non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio. Also, to the extent the Portfolio seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

SEMIANNUAL REPORT	JUNE 30, 2018	23

Notes to Financial Statements (Cont.)

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.20%	0.25%	0.25%	*	0.25%	0.25%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee		Servicing Fee
Class M	0.25%	*	0.20%	*
Administrative Class	—		0.15%
Advisor Class	0.25%		—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

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Notes to Financial Statements (Cont.)

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2019, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.69% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at June 30, 2018 were (amounts in thousands):

12 months	13-24 months	25-36 months	Total
$9	$7	$6	$22

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amount was $3,570.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$4,890	$4,398

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	14	$123	0	$6
Administrative Class	144	1,268	408	3,588
Advisor Class	67	601	204	1,810
Issued as reinvestment of distributions
Institutional Class	1	9	4	34
Administrative Class	6	55	25	220
Advisor Class	9	77	42	368
Cost of shares redeemed
Institutional Class	0	(2)	(37)	(329)
Administrative Class	(97)	(857)	(131)	(1,162)
Advisor Class	(136)	(1,196)	(184)	(1,627)
Net increase (decrease) resulting from Portfolio share transactions	8	$78	331	$2,908

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 94% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

SEMIANNUAL REPORT	JUNE 30, 2018	27

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or Underlying PIMCO Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO All Asset All Authority Portfolio	$512	$611

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$19,248	$733	$(1,623)	(890)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

28	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2018	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT01SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Balanced Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary

4	PIMCO VARIABLE INSURANCE TRUST

prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

Short-Term Instruments‡	49.7%
U.S. Treasury Obligations	18.1%
U.S. Government Agencies	15.3%
Asset-Backed Securities	6.8%
Corporate Bonds & Notes	5.3%
Mutual Funds	3.5%
Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	(0.66)%	5.74%	4.07%	2.70%
PIMCO Balanced Allocation Portfolio Advisor Class	(0.70)%	5.63%	4.39%	2.34%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Barclays U.S. Aggregate Index ±	(0.34)%	6.53%	7.29%	7.40%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.89% for Administrative Class shares, and 0.99% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. equities contributed to performance, as these securities generally gained value.

»	Exposure to mortgage-backed securities, specifically U.S. non-agency mortgages, contributed to performance, as these securities generally appreciated in value.

»	Exposure to the Japanese yen contributed to performance, as the currency generally appreciated against the U.S. dollar.

»	Exposure to Japanese equities detracted from performance, as these securities generally lost value.

»	Exposure to European equities detracted from performance, as these securities generally lost value.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$993.40	$4.40	$1,000.00	$1,020.38	$4.46	0.89%
Advisor Class	1,000.00	993.00	4.89	1,000.00	1,019.89	4.96	0.99

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
01/01/2018 - 06/30/2018+	$10.73	$0.07	$(0.14)	$(0.07)	$(0.06)	$0.00	$0.00	$(0.06)
12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	0.00	(0.07)
12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)
12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
12/31/2013	10.17	0.22	(0.84)	(0.62)	(0.09)	(0.06)	(0.07)	(0.22)
Advisor Class
01/01/2018 - 06/30/2018+	10.92	0.06	(0.14)	(0.08)	(0.05)	0.00	0.00	(0.05)
12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)
12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)
12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)
04/30/2013 - 12/31/2013	10.44	0.15	(1.06)	(0.91)	(0.07)	(0.06)	(0.07)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.60	(0.66)%	$95,946	0.89	%*	0.91	%*	0.84	%*	0.86	%*	1.26	%*	207%
10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79		508
9.44	2.94	97,981	1.02	(d)	1.15	(d)	1.01	(d)	1.14	(d)	1.43		483
9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91		386
9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67		352
9.33	(6.12)	77,182	0.80		1.23		0.80		1.23		2.29		79

10.79	(0.70)	1,377	0.99	*	1.01	*	0.94	*	0.96	*	1.16	*	207
10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69		508
9.61	4.99	1,409	1.12	(d)	1.25	(d)	1.11	(d)	1.24	(d)	1.42		483
9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386
9.47	4.87	326	0.94		1.34		0.92		1.32		3.36		352
9.33	(8.65)	9	0.90	*	1.33	*	0.90	*	1.33	*	2.35	*	79

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$95,318
Investments in Affiliates	18,777
Financial Derivative Instruments
Exchange-traded or centrally cleared	186
Over the counter	128
Cash	436
Deposits with counterparty	2,903
Foreign currency, at value	44
Receivable for TBA investments sold	18,950
Interest and/or dividends receivable	231
Dividends receivable from Affiliates	47
Reimbursement receivable from PIMCO	2
Total Assets	137,022

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$4,571
Payable for sale-buyback transactions	290
Financial Derivative Instruments
Exchange-traded or centrally cleared	2
Over the counter	194
Payable for investments in Affiliates purchased	47
Payable for TBA investments purchased	34,403
Deposits from counterparty	10
Payable for Portfolio shares redeemed	110
Accrued investment advisory fees	55
Accrued supervisory and administrative fees	4
Accrued servicing fees	13
Total Liabilities	39,699

Net Assets	$97,323

Net Assets Consist of:
Paid in capital	$86,952
Undistributed (overdistributed) net investment income	216
Accumulated undistributed net realized gain (loss)	12,007
Net unrealized appreciation (depreciation)	(1,852)

Net Assets	$97,323

Net Assets:
Administrative Class	$95,946
Advisor Class	1,377

Shares Issued and Outstanding:
Administrative Class	9,049
Advisor Class	128

Net Asset Value Per Share Outstanding:
Administrative Class	$10.60
Advisor Class	10.79

Cost of investments in securities	$95,952
Cost of investments in Affiliates	$18,818
Cost of foreign currency held	$46
Cost or premiums of financial derivative instruments, net	$(32)

* Includes repurchase agreements of:	$41,717

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$780
Dividends from Investments in Affiliates	290
Total Income	1,070

Expenses:
Investment advisory fees	327
Supervisory and administrative fees	25
Servicing fees - Administrative Class	73
Distribution and/or servicing fees - Advisor Class	2
Trustee fees	2
Interest expense	27
Total Expenses	456
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	446

Net Investment Income (Loss)	624

Net Realized Gain (Loss):
Investments in securities	(445)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	1,881
Over the counter financial derivative instruments	109
Foreign currency	11

Net Realized Gain (Loss)	1,551

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(494)
Investments in Affiliates	(134)
Exchange-traded or centrally cleared financial derivative instruments	(2,120)
Over the counter financial derivative instruments	(33)
Foreign currency assets and liabilities	(2)

Net Change in Unrealized Appreciation (Depreciation)	(2,783)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(608)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$624	$797
Net realized gain (loss)	1,551	10,722
Net change in unrealized appreciation (depreciation)	(2,783)	2,203

Net Increase (Decrease) in Net Assets Resulting from Operations	(608)	13,722

Distributions to Shareholders:
From net investment income
Administrative Class	(543)	(716)
Advisor Class	(7)	(9)

Total Distributions(a)	(550)	(725)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(4,425)	(9,481)

Total Increase (Decrease) in Net Assets	(5,583)	3,516

Net Assets:
Beginning of period	102,906	99,390
End of period*	$97,323	$102,906

* Including undistributed (overdistributed) net investment income of:	$216	$142

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Balanced Allocation Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		$229	$227
Valeant Pharmaceuticals International, Inc.
4.982% due 06/02/2025		34	34

Total Loan Participations and Assignments (Cost $263)			261

CORPORATE BONDS & NOTES 6.2%

BANKING & FINANCE 3.8%
Barclays PLC
3.200% due 08/10/2021		200	196
BPCE S.A.
4.625% due 07/11/2024		100	99
General Motors Financial Co., Inc.
3.550% due 04/09/2021		200	200
Goldman Sachs Group, Inc.
3.541% (US0003M + 1.200%) due 09/15/2020 ~		300	305
HSBC Holdings PLC
6.250% due 03/23/2023 •(a)(c)		200	196
ING Bank NV
2.625% due 12/05/2022		100	98
ING Groep NV
3.150% due 03/29/2022		200	196
JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		300	299
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	150	181
Lloyds Banking Group PLC
4.450% due 05/08/2025		$300	302
Morgan Stanley
3.750% due 02/25/2023		200	200
3.875% due 04/29/2024		200	200
Oversea-Chinese Banking Corp. Ltd.
2.771% (US0003M + 0.450%) due 05/17/2021 ~		200	201
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		200	194
Santander UK PLC
5.000% due 11/07/2023		200	204
UBS AG
7.625% due 08/17/2022 (c)		250	277
Wells Fargo & Co.
3.069% due 01/24/2023		300	292
3.450% due 02/13/2023		100	98

			3,738

INDUSTRIALS 1.6%
Arrow Electronics, Inc.
4.500% due 03/01/2023		100	102
Campbell Soup Co.
3.650% due 03/15/2023		200	197
Cigna Corp.
4.500% due 03/15/2021		30	31
CVS Health Corp.
4.100% due 03/25/2025		200	199
Dell International LLC
4.420% due 06/15/2021		100	101
Equifax, Inc.
3.200% (US0003M + 0.870%) due 08/15/2021 ~		100	100
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100	100
Petroleos Mexicanos
6.375% due 02/04/2021		100	106
Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200	188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Spectrum Co. LLC
4.738% due 09/20/2029	$200	$199
Syngenta Finance NV
4.441% due 04/24/2023	200	199

		1,522

UTILITIES 0.8%
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~	300	301
IPALCO Enterprises, Inc.
3.700% due 09/01/2024	100	97
Petrobras Global Finance BV
5.999% due 01/27/2028	116	105
Verizon Communications, Inc.
3.376% due 02/15/2025	199	192
Vodafone Group PLC
3.750% due 01/16/2024	100	99

		794

Total Corporate Bonds & Notes (Cost $6,120)		6,054

MUNICIPAL BONDS & NOTES 0.4%

PENNSYLVANIA 0.2%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.490% due 10/25/2036 ~	185	184

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	190	190

Total Municipal Bonds & Notes (Cost $363)		374

U.S. GOVERNMENT AGENCIES 17.9%
Fannie Mae
2.307% (LIBOR01M + 0.400%) due 11/25/2046 ~	504	504
2.357% (LIBOR01M + 0.450%) due 07/25/2046 ~	168	169
2.377% (LIBOR01M + 0.470%) due 09/25/2046 ~	208	209
3.500% due 11/01/2045 - 09/01/2046	764	763
3.712% (US0012M + 1.731%) due 05/01/2038 ~	281	297
Fannie Mae, TBA
3.000% due 08/01/2033 - 08/01/2048	2,600	2,549
3.500% due 07/01/2033 - 08/01/2048	6,700	6,689
4.000% due 08/01/2048	2,400	2,443
Freddie Mac, TBA
3.500% due 07/01/2048	1,200	1,193
4.000% due 08/01/2048	2,600	2,646

Total U.S. Government Agencies (Cost $17,437)		17,462

U.S. TREASURY OBLIGATIONS 21.2%
U.S. Treasury Bonds
2.500% due 02/15/2046	3,280	2,980
3.000% due 02/15/2048	200	200
U.S. Treasury Notes
1.125% due 08/31/2021 (e)	10,100	9,636
1.500% due 08/15/2026	1,400	1,264
1.875% due 07/31/2022	1,600	1,549
1.875% due 08/31/2024 (e)	400	379
2.125% due 07/31/2024	700	674
2.125% due 09/30/2024	800	769
2.250% due 10/31/2024	400	387
2.250% due 02/15/2027	500	477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 08/15/2027		$400	$381
2.250% due 11/15/2027 (e)		900	855
2.375% due 05/15/2027 (e)		1,100	1,059

Total U.S. Treasury Obligations (Cost $21,654)			20,610

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%
Banc of America Funding Trust
2.100% due 08/27/2036 ~		103	91
BANK
4.165% due 05/15/2061 ~		100	104
Civic Mortgage LLC
3.892% due 06/25/2022 ×		91	91
Deutsche ALT-B Securities, Inc.
6.000% due 10/25/2036 ×		73	69
Grifonas Finance PLC
0.009% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	42	44
RAIT Trust
3.023% (LIBOR01M + 0.950%) due 06/15/2037 ~		$248	248
Stonemont Portfolio Trust
2.934% due 08/20/2030 ~		200	200

Total Non-Agency Mortgage-Backed Securities (Cost $826)			847

ASSET-BACKED SECURITIES 8.0%
Apidos CLO
3.335% due 01/19/2025 •		186	186
Atrium CDO Corp.
3.192% due 04/22/2027 •		250	249
Babson Euro CLO BV
0.492% due 10/25/2029 •	EUR	250	292
Bayview Koitere Fund Trust
3.623% due 03/28/2033 ×		$89	90
Bayview Opportunity Master Fund Trust
3.105% due 08/28/2032 ×		29	28
3.352% due 11/28/2032 ×		65	65
Bowman Park CLO Ltd.
3.510% due 11/23/2025 •		300	300
Cavalry CLO Ltd.
3.198% due 10/15/2026 •		300	300
Citigroup Mortgage Loan Trust
2.221% due 08/25/2036 •		362	359
Countrywide Asset-Backed Certificates
2.241% due 06/25/2047 ^•		112	111
2.321% due 05/25/2037 •		651	601
Dryden Senior Loan Fund
3.248% due 10/15/2027 •		250	250
ECMC Group Student Loan Trust
2.841% due 02/27/2068 •		96	97
Fremont Home Loan Trust
2.241% due 10/25/2036 •		472	257
Halcyon Loan Advisors Funding Ltd.
3.279% due 04/20/2027 •		250	250
Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	250	292
Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019		$141	141
Jamestown CLO Ltd.
3.038% due 07/15/2026 •		190	189
3.488% due 01/15/2026 •		154	154
JPMorgan Mortgage Acquisition Corp.
2.481% due 05/25/2035 •		600	597
Jubilee CLO BV
0.479% due 12/15/2029 •	EUR	250	292
Lehman XS Trust
2.261% due 12/25/2036 •		$68	81
2.891% due 10/25/2035 •		38	38
Loomis Sayles CLO Ltd.
3.253% due 04/15/2028 •		250	250

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marlette Funding Trust
3.060% due 07/17/2028 «	$200	$200
Morgan Stanley ABS Capital, Inc. Trust
2.221% due 10/25/2036 •	226	214
Navient Private Education Loan Trust
2.473% due 12/16/2058 •	192	193
Navient Student Loan Trust
3.141% due 12/27/2066 •	167	170
NewMark Capital Funding CLO Ltd.
3.528% due 06/30/2026 •	250	250
OCP CLO Ltd.
3.729% due 11/22/2025 •	250	250
OHA Loan Funding Ltd.
3.712% due 01/23/2027 •	250	251
OneMain Financial Issuance Trust
2.370% due 09/14/2032	100	98
SLM Student Loan Trust
2.891% due 12/15/2025 •	216	218
TICP CLO Ltd.
3.199% due 04/20/2028 •	250	248
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 ×	60	60
Vibrant CLO Ltd.
3.259% due 07/24/2024 •	172	172

Total Asset-Backed Securities (Cost $7,372)		7,793

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 43.1%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.940% due 09/04/2018	$200	$200

REPURCHASE AGREEMENTS (d) 42.9%
		41,717

Total Short-Term Instruments (Cost $41,917)		41,917

Total Investments in Securities (Cost $95,952)		95,318

	SHARES
INVESTMENTS IN AFFILIATES 19.2%

MUTUAL FUNDS (b) 4.1%
PIMCO Income Fund	336,499	4,035

Total Mutual Funds (Cost $4,080)		4,035

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.1%
PIMCO Short-Term Floating NAV Portfolio III	1,491,224	$14,742

Total Short-Term Instruments (Cost $14,738)		14,742

Total Investments in Affiliates (Cost $18,818)		18,777

Total Investments 117.2% (Cost $114,770)		$114,095

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $(32))		118

Other Assets and Liabilities, net (17.3)%		(16,890)

Net Assets 100.0%		$97,323

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(b)	Institutional Class Shares of each Fund.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.220%	06/29/2018	07/02/2018	$14,700	Ginnie Mae 3.000% due 12/20/2045	$(207)	$14,700	$14,703
					U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	(14,801)
FICC	1.500	06/29/2018	07/02/2018	2,617	U.S. Treasury Notes 2.750% due 11/15/2023	(2,673)	2,617	2,617
GSC	2.270	06/29/2018	07/02/2018	14,500	Freddie Mac 4.500% due 10/01/2045	(14,965)	14,500	14,503
RDR	2.220	06/29/2018	07/02/2018	9,900	U.S. Treasury Notes 1.875% due 01/31/2022	(10,108)	9,900	9,902

Total Repurchase Agreements						$(42,754)	$41,717	$41,725

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.170%	06/25/2018	07/26/2018	$(287)	$(287)
BOS	2.450	06/29/2018	07/02/2018	(958)	(958)
BSN	1.960	05/02/2018	07/10/2018	(1,329)	(1,333)
GRE	2.170	06/18/2018	07/18/2018	(768)	(769)
SCX	2.120	05/22/2018	08/22/2018	(839)	(841)
	2.250	06/22/2018	07/20/2018	(382)	(383)

Total Reverse Repurchase Agreements					$(4,571)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
UBS	2.050%	05/30/2018	07/31/2018	$(290)	$(290)

Total Sale-Buyback Transactions					$(290)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(287)	$0	$(287)	$286	$(1)
BOS	0	(958)	0	(958)	954	(4)
BPS	14,703	0	0	14,703	(15,008)	(305)
BSN	0	(1,333)	0	(1,333)	1,333	0
FICC	2,617	0	0	2,617	(2,674)	(57)
GRE	0	(769)	0	(769)	770	1
GSC	14,503	0	0	14,503	(14,965)	(462)
RDR	9,902	0	0	9,902	(10,108)	(206)
SCX	0	(1,224)	0	(1,224)	1,237	13

Master Securities Forward Transaction Agreement
UBS	0	0	(290)	(290)	289	(1)

Total Borrowings and Other Financing Transactions	$41,725	$(4,571)	$(290)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,730)	$(841)	$0	$(4,571)

Total	$0	$(3,730)	$(841)	$0	$(4,571)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	0	(290)	0	(290)

Total	$0	$0	$(290)	$0	$(290)

Total Borrowings	$0	$(3,730)	$(1,131)	$0	$(4,861)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(4,861)

(e)	Securities with an aggregate market value of $4,870 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(2,640) at a weighted average interest rate of 1.786%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index September Futures	09/2018	250	$	34,020	$(738)	$27	$0
Mini MSCI EAFE Index September Futures	09/2018	250		24,443	(733)	152	0

					$(1,471)	$179	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2018	3	EUR	(541)	$(10)	$0	$(2)
U.S. Treasury 5-Year Note September Futures	09/2018	25	$	(2,840)	(14)	1	0
United Kingdom Long Gilt September Futures	09/2018	3	GBP	(487)	(7)	1	0

					$(31)	$2	$(2)

Total Futures Contracts					$(1,502)	$181	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	1,000	$60	$0	$60	$1	$0
CDX.IG-25 5-Year Index	1.000	Quarterly	12/20/2020		4,500	(23)	97	74	2	0
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023		100	2	(1)	1	0	0

						$39	$96	$135	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/15/2023	$700	$(14)	$43	$29	$0	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	3,400	19	179	198	2	0

						$5	$222	$227	$2	$0

Total Swap Agreements						$44	$318	$362	$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared(5)	$0	$181	$5	$186	$0		$(2)	$0		$(2)

Cash of $2,903 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2018	EUR	970		$1,125	$0	$(8)
	08/2018		$217	MXN	4,216	0	(6)
CBK	07/2018		151	RUB	9,519	1	0
	08/2018		91	TRY	403	0	(5)
GLM	08/2018	GBP	8		$11	0	0
HUS	07/2018	RUB	9,519		151	0	0
	08/2018		1,266		20	0	0
	08/2018		$150	RUB	9,519	0	0
	09/2018		165	INR	11,404	0	(1)
JPM	08/2018	AUD	420		$317	7	0
NGF	09/2018	TWD	12,203		412	9	0
SCX	08/2018		$100	JPY	10,800	0	(2)
	09/2018	KRW	150,649		$140	5	0
SSB	07/2018		$1,129	EUR	970	4	0
	08/2018	EUR	970		$1,132	0	(3)

Total Forward Foreign Currency Contracts						$26	$(25)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/29/2019	$	1,000	$94	$96

Total Purchased Options								$94	$96

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$400	$(1)	$0
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018	1,200	(1)	(1)

						$ (2)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	03/29/2019	$	4,700	$(94)	$(153)

Total Written Options								$(96)	$(154)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2021	0.844%	$100	$(2)	$3	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.749%	$500	$(15)	$19	$4	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2021	0.844	100	(3)	3	0	0
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	100	(9)	6	0	(3)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	200	(14)	9	0	(5)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	200	(14)	9	0	(5)
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.298	100	1	(1)	0	0
HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2021	0.844	200	(5)	6	1	0
JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	100	(7)	5	0	(2)
	Russia Government International Bond	1.000	Quarterly	06/20/2021	1.048	100	(6)	6	0	0

							$(74)	$65	$6	$(15)

Total Swap Agreements							$(74)	$65	$6	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(4)
BOA	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BPS	0	0	0	0	(14)	(1)	0	(15)	(15)	0	(15)
BRC	0	0	4	4	0	0	0	0	4	0	4
CBK	1	0	0	1	(5)	0	0	(5)	(4)	0	(4)
DUB	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
FBF	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
GST	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
HUS	0	0	1	1	(1)	0	0	(1)	0	0	0
JPM	7	0	0	7	0	0	(2)	(2)	5	0	5
MYC	0	96	0	96	0	(153)	0	(153)	(57)	(10)	(67)
NGF	9	0	0	9	0	0	0	0	9	0	9
SCX	5	0	0	5	(2)	0	0	(2)	3	0	3
SSB	4	0	0	4	(3)	0	0	(3)	1	0	1

Total Over the Counter	$26	$96	$6	$128	$(25)	$(154)	$(15)	$(194)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$179	$0	$2	$181
Swap Agreements	0	3	0	0	2	5

	$0	$3	$179	$0	$4	$186

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26
Purchased Options	0	0	0	0	96	96
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$26	$96	$128

	$0	$9	$179	$26	$100	$314

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25	$0	$25
Written Options	0	1	0	0	153	154
Swap Agreements	0	15	0	0	0	15

	$0	$16	$0	$25	$153	$194

	$0	$16	$0	$25	$155	$196

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$1,810	$0	$41	$1,851
Swap Agreements	0	26	0	0	4	30

	$0	$26	$1,810	$0	$45	$1,881

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$99	$0	$99
Written Options	0	1	0	0	0	1
Swap Agreements	0	9	0	0	0	9

	$0	$10	$0	$99	$0	$109

	$0	$36	$1,810	$99	$45	$1,990

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2,159)	$0	$(34)	$(2,193)
Swap Agreements	0	(19)	0	0	92	73

	$0	$(19)	$(2,159)	$0	$58	$(2,120)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28	$0	$28
Purchased Options	0	0	0	0	40	40
Written Options	0	1	0	0	(85)	(84)
Swap Agreements	0	(17)	0	0	0	(17)

	$0	$(16)	$0	$28	$(45)	$(33)

	$0	$(35)	$(2,159)	$28	$13	$(2,153)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$261	$0	$261
Corporate Bonds & Notes
Banking & Finance	0	3,738	0	3,738
Industrials	0	1,522	0	1,522
Utilities	0	794	0	794
Municipal Bonds & Notes
Pennsylvania	0	184	0	184
West Virginia	0	190	0	190
U.S. Government Agencies	0	17,462	0	17,462
U.S. Treasury Obligations	0	20,610	0	20,610
Non-Agency Mortgage-Backed Securities	0	847	0	847
Asset-Backed Securities	0	7,593	200	7,793
Short-Term Instruments
Certificates of Deposit	0	200	0	200
Repurchase Agreements	0	41,717	0	41,717

	$0	$95,118	$200	$95,318

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Mutual Funds	$4,035	$0	$0	$4,035
Short-Term Instruments
Central Funds Used for Cash Management Purposes	14,742	0	0	14,742

	$18,777	$0	$0	$18,777

Total Investments	$18,777	$95,118	$200	$114,095

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	181	5	0	186
Over the counter	0	128	0	128

	$181	$133	$0	$314

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	0	0	(2)
Over the counter	0	(194)	0	(194)

	$(2)	$(194)	$0	$(196)

Total Financial Derivative Instruments	$179	$(61)	$0	$118

Totals	$18,956	$95,057	$200	$114,213

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2018	21

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

(“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

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and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Income Fund	$4,063	$111	$0	$0	$(139)	$4,035	$110	$0
PIMCO Short-Term Floating NAV Portfolio III	24,763	48,679	(58,700)	(5)	5	14,742	180	0
Totals	$28,826	$48,790	$(58,700)	$(5)	$(134)	$18,777	$290	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only

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upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state

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Notes to Financial Statements (Cont.)

and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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Notes to Financial Statements (Cont.)

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and

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by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater

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Notes to Financial Statements (Cont.)

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern

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Notes to Financial Statements (Cont.)

the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to

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terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

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Notes to Financial Statements (Cont.)

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Management Fees of the series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amount was $9,927.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$115,253	$114,547	$4,680	$1,613

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	226	$2,447	241	$2,463
Advisor Class	2	13	3	38
Issued as reinvestment of distributions
Administrative Class	51	543	69	716
Advisor Class	1	7	1	9
Cost of shares redeemed
Administrative Class	(679)	(7,263)	(1,242)	(12,606)
Advisor Class	(16)	(172)	(10)	(101)
Net increase (decrease) resulting from Portfolio share transactions	(415)	$(4,425)	(938)	$(9,481)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and the shareholders are a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2018	37

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Balanced Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$114,790	$972	$(2,873)	$(1,901)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
EUR	Euro	KRW	South Korean Won	TWD	Taiwanese Dollar
GBP	British Pound	MXN	Mexican Peso	USD (or $)	United States Dollar
INR	Indian Rupee	RUB	Russian Ruble

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EUR006M	6 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2018	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO CommodityRealReturn® Strategy Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions

4	PIMCO VARIABLE INSURANCE TRUST

were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 06/30/2018†§

U.S. Treasury Obligations	57.0%
Short-Term Instruments‡	16.5%
U.S. Government Agencies	10.2%
Sovereign Issues	5.6%
Corporate Bonds & Notes	4.8%
Asset-Backed Securities	4.6%
Non-Agency Mortgage-Backed Securities	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	(0.18)%	8.27%	(6.25)%	—	(7.40)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	(0.38)%	7.79%	—	—	(7.57)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	(0.25)%	7.97%	(6.40)%	(7.79)%	(0.85)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	(0.29)%	7.80%	(6.51)%	(7.89)%	(2.59)%
Bloomberg Commodity Index Total Return±	0.00%	7.35%	(6.40)%	(9.04)%	(2.28)%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 1.39% for Institutional Class shares, 1.84% for Class M shares, 1.54% for Administrative Class shares, and 1.64% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to commodities detracted from absolute performance, as the sector, measured by the Bloomberg Commodity Index, posted negative returns over the reporting period.

»	Overweight exposure to energy commodities benefited relative performance, as the sector, measured by the Bloomberg Energy Subindex, posted gains.

»	Underweight to the 3-5 year portion of the U.S. real yield curve benefited relative performance, as U.S. real yields moved higher.

»

Positioning within the U.K. nominal yield curve, including underweight exposure to the 10-year portion and overweight exposure to the 30-year portion, benefited relative performance, as the U.K. nominal yield curve flattened.

»	Increased exposure to external emerging market debt in the latter half of the reporting period detracted from relative performance, as these securities posted negative returns during that time period.

»	Overweight exposure to the Argentine peso detracted from relative performance, as the currency depreciated.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$998.20	$8.17	$1,000.00	$1,016.61	$8.25	1.65%
Class M	1,000.00	996.20	10.39	1,000.00	1,014.38	10.49	2.10
Administrative Class	1,000.00	997.50	8.91	1,000.00	1,015.87	9.00	1.80
Advisory Class	1,000.00	997.10	9.41	1,000.00	1,015.37	9.49	1.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
01/01/2018 - 06/30/2018+	$7.14	$0.10	$(0.11)	$(0.01)	$(0.11)	$0.00	$(0.11)
12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)
12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)
12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	(0.20)
12/31/2014~	11.92	0.12	(2.30)	(2.18)	(0.06)	0.00	(0.06)
12/31/2013~	14.20	0.12	(2.16)	(2.04)	(0.24)	0.00	(0.24)
Class M
01/01/2018 - 06/30/2018+	7.12	0.08	(0.11)	(0.03)	(0.09)	0.00	(0.09)
12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)
12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)
12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)
11/10/2014 - 12/31/2014~	11.18	0.08	(1.52)	(1.44)	(0.02)	0.00	(0.02)
Administrative Class
01/01/2018 - 06/30/2018+	7.16	0.09	(0.11)	(0.02)	(0.10)	0.00	(0.10)
12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)
12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)
12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)
12/31/2014~	11.96	0.12	(2.32)	(2.20)	(0.04)	0.00	(0.04)
12/31/2013~	14.26	0.06	(2.14)	(2.08)	(0.22)	0.00	(0.22)
Advisor Class
01/01/2018 - 06/30/2018+	7.24	0.09	(0.11)	(0.02)	(0.10)	0.00	(0.10)
12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)
12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)
12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)
12/31/2014~	12.10	0.10	(2.34)	(2.24)	(0.04)	0.00	(0.04)
12/31/2013~	14.42	0.06	(2.16)	(2.10)	(0.22)	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.02	(0.18)%	$3,472	1.65	%*	1.81	%*	0.75	%*	0.91	%*	2.84	%*	116%
7.14	2.40	2,883	1.25		1.39		0.74		0.88		1.92		157
7.84	15.22	2,813	1.03		1.17		0.74		0.88		1.82		206
6.89	(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162
9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151
11.92	(14.55)	1,252	0.82		0.94		0.74		0.86		0.92		57

7.00	(0.38)	511	2.10	*	2.26	*	1.20	*	1.36	*	2.36	*	116
7.12	1.94	524	1.70		1.84		1.19		1.33		1.50		157
7.83	14.62	526	1.48		1.62		1.19		1.33		3.27		206
6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162
9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

7.04	(0.25)	261,515	1.80	*	1.96	*	0.90	*	1.06	*	2.65	*	116
7.16	2.15	263,712	1.40		1.54		0.89		1.03		1.79		157
7.87	15.16	261,084	1.18		1.32		0.89		1.03		1.62		206
6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162
9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151
11.96	(14.70)	487,230	0.97		1.09		0.89		1.01		0.54		57

7.12	(0.29)	124,162	1.90	*	2.06	*	1.00	*	1.16	*	2.55	*	116
7.24	2.05	124,551	1.50		1.64		0.99		1.13		1.69		157
7.95	14.87	127,029	1.28		1.42		0.99		1.13		1.82		206
6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162
9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151
12.10	(14.71)	141,675	1.07		1.19		0.99		1.11		0.44		57

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Consolidated Statements of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$624,684
Investments in Affiliates	6,636
Financial Derivative Instruments
Exchange-traded or centrally cleared	450
Over the counter	3,886
Cash	31
Deposits with counterparty	2,780
Foreign currency, at value	1,004
Receivable for investments sold	164
Receivable for investments sold on a delayed-delivery basis	11,071
Receivable for TBA investments sold	72,967
Receivable for Portfolio shares sold	205
Interest and/or dividends receivable	1,475
Dividends receivable from Affiliates	4
Reimbursement receivable from PIMCO	54
Other assets	14
Total Assets	725,425

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$196,453
Payable for short sales	6,386
Financial Derivative Instruments
Exchange-traded or centrally cleared	565
Over the counter	3,620
Payable for investments purchased	42
Payable for investments in Affiliates purchased	4
Payable for TBA investments purchased	126,324
Deposits from counterparty	1,943
Payable for Portfolio shares redeemed	66
Accrued investment advisory fees	202
Accrued supervisory and administrative fees	99
Accrued distribution fees	27
Accrued servicing fees	34
Total Liabilities	335,765

Net Assets	$389,660

Net Assets Consist of:
Paid in capital	427,135
Undistributed (overdistributed) net investment income	(10,695)
Accumulated undistributed net realized gain (loss)	(19,960)
Net unrealized appreciation (depreciation)	(6,820)

Net Assets	$389,660

Net Assets:
Institutional Class	$3,472
Class M	511
Administrative Class	261,515
Advisor Class	124,162

Shares Issued and Outstanding:
Institutional Class	495
Class M	73
Administrative Class	37,145
Advisor Class	17,430

Net Asset Value Per Share Outstanding:
Institutional Class	$7.02
Class M	7.00
Administrative Class	7.04
Advisor Class	7.12

Cost of investments in securities	$630,847
Cost of investments in Affiliates	$6,636
Cost of foreign currency held	$1,021
Proceeds received on short sales	$6,367
Cost or premiums of financial derivative instruments, net	$580

* Includes repurchase agreements of:	$75,811

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$8,749
Dividends from Investments in Affiliates	10
Total Income	8,759

Expenses:
Investment advisory fees	1,193
Supervisory and administrative fees	585
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	199
Distribution and/or servicing fees - Advisor Class	157
Trustee fees	5
Interest expense	1,771
Total Expenses	3,911
Waiver and/or Reimbursement by PIMCO	(320)
Net Expenses	3,591

Net Investment Income (Loss)	5,168

Net Realized Gain (Loss):
Investments in securities	(4,526)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	3,518
Over the counter financial derivative instruments	16,865
Short Sales	(2)

Net Realized Gain (Loss)	15,857

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,894)
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	(1,091)
Over the counter financial derivative instruments	(15,073)
Foreign currency assets and liabilities	(30)

Net Change in Unrealized Appreciation (Depreciation)	(22,091)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,066)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$5,168	$6,658
Net realized gain (loss)	15,857	(13,141)
Net change in unrealized appreciation (depreciation)	(22,091)	14,934

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,066)	8,451

Distributions to Shareholders:
From net investment income
Institutional Class	(44)	(287)
Class M	(7)	(57)
Administrative Class	(3,827)	(28,472)
Advisor Class	(1,723)	(13,385)

Total Distributions(a)	(5,601)	(42,201)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	4,657	33,968

Total Increase (Decrease) in Net Assets	(2,010)	218

Net Assets:
Beginning of period	391,670	391,452
End of period*	$389,660	$391,670

* Including undistributed (overdistributed) net investment income of:	$(10,695)	$(10,262)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(1,066)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(611,788)
Proceeds from sales of long-term securities	614,705
(Purchases) Proceeds from sales of short-term portfolio investments, net	(15,378)
(Increase) decrease in deposits with counterparty	318
(Increase) decrease in receivable for investments sold	20,678
(Increase) decrease in interest and/or dividends receivable	314
(Increase) decrease in dividends receivable from Affiliates	2
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	2,514
Proceeds from (Payments on) over the counter financial derivative instruments	17,173
Increase (decrease) in payable for investments purchased	22,342
Increase (decrease) in deposits from counterparty	(13,931)
Increase (decrease) in accrued investment advisory fees	6
Increase (decrease) in accrued supervisory and administrative fees	2
Increase (decrease) in accrued servicing fees	1
(Increase) decrease in recoupment payable to Manager Increase (Decrease) in reimbursement receivable from PIMCO	(6)
Proceeds from (Payments on) short sales transactions, net	(5,106)
Proceeds from (Payments on) foreign currency transactions	(30)
Increase (decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	4,526
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(3,518)
Over the counter financial derivative instruments	(16,865)
Short sales	2
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,894
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	1,091
Over the counter financial derivative instruments	15,073
Foreign currency assets and liabilities	30
Net amortization (accretion) on investments	292

Net Cash Provided by (Used for) Operating Activities	37,274

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	45,723
Payments on shares redeemed	(47,124)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	6,566
Payments on reverse repurchase agreements	(30,403)
Proceeds from sale-buyback transactions	2,005,446
Payments on sale-buyback transactions	(2,016,902)

Net Cash Received from (Used for) Financing Activities	(36,694)

Net Increase (Decrease) in Cash and Foreign Currency	580

Cash and Foreign Currency:
Beginning of period	455
End of period	$1,035

* Reinvestment of distributions	$5,601

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$1,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.3%

CORPORATE BONDS & NOTES 7.8%

BANKING & FINANCE 3.9%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$101
4.250% due 07/01/2020		700	708
4.625% due 10/30/2020		100	102
American Honda Finance Corp.
2.713% (US0003M + 0.350%) due 11/05/2021 ~		30	30
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(e)(f)	EUR	400	487
Bank of America Corp.
5.875% due 03/15/2028 •(e)		$230	225
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	200	250
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	1,096
Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,576
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		600	586
3.541% (US0003M + 1.200%) due 09/15/2020 ~		1,400	1,421
ING Bank NV
2.625% due 12/05/2022		500	489
John Deere Capital Corp.
2.622% (US0003M + 0.290%) due 06/22/2020 ~		1,200	1,203
Lloyds Banking Group PLC
3.130% (US0003M + 0.800%) due 06/21/2021 ~		500	500
7.000% due 06/27/2019 •(e)(f)	GBP	200	270
Macquarie Bank Ltd.
2.662% (US0003M + 0.350%) due 04/04/2019 ~		$700	700
Mitsubishi UFJ Financial Group, Inc.
4.180% (US0003M + 1.880%) due 03/01/2021 ~		247	256
Navient Corp.
5.500% due 01/15/2019		400	404
Royal Bank of Scotland Group PLC
3.885% (US0003M + 1.550%) due 06/25/2024 ~		400	400
4.519% due 06/25/2024 •		300	300
State Bank of India
3.275% (US0003M + 0.950%) due 04/06/2020 ~		800	803
Toronto-Dominion Bank
2.250% due 03/15/2021		800	783
UBS AG
2.639% due 12/07/2018 •		900	901
2.901% due 06/08/2020 •		1,000	1,003
Unibail-Rodamco SE
3.118% (US0003M + 0.770%) due 04/16/2019 ~		800	803

			15,397

INDUSTRIALS 2.1%
BAT Capital Corp.
2.945% due 08/14/2020 •		600	602
Bayer U.S. Finance LLC
2.965% (US0003M + 0.630%) due 06/25/2021 ~		2,100	2,105
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~		600	600
Enbridge, Inc.
2.737% (US0003M + 0.400%) due 01/10/2020 ~		600	600
3.041% (US0003M + 0.700%) due 06/15/2020 ~		900	904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital America
2.000% due 07/01/2019		$200	$197
Maple Escrow Subsidiary, Inc.
3.551% due 05/25/2021		1,000	1,001
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~		1,100	1,105
Spectra Energy Partners LP
3.018% (US0003M + 0.700%) due 06/05/2020 ~		100	101
Textron, Inc.
2.903% (US0003M + 0.550%) due 11/10/2020 ~		690	690
VMware, Inc.
2.950% due 08/21/2022		100	96

			8,001

UTILITIES 1.8%
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~		600	603
3.298% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,111
5.150% due 02/15/2050		300	281
5.300% due 08/15/2058		100	93
Consolidated Edison Co. of New York, Inc.
2.739% (US0003M + 0.400%) due 06/25/2021 ~		200	201
Dominion Energy, Inc.
2.930% (US0003M + 0.600%) due 05/15/2020 ~		900	901
Duke Energy Corp.
2.830% (US0003M + 0.500%) due 05/14/2021 ~		1,200	1,200
Gazprom OAO Via Gaz Capital S.A.
4.625% due 10/15/2018	EUR	140	165
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~		$690	691
Petrobras Global Finance BV
5.999% due 01/27/2028		883	801
6.125% due 01/17/2022		238	243
6.625% due 01/16/2034	GBP	100	129
8.375% due 12/10/2018		$100	102
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~		300	300
Southern Power Co.
2.875% (US0003M + 0.550%) due 12/20/2020 ~		300	300

			7,121

Total Corporate Bonds & Notes (Cost $30,722)			30,519

MUNICIPAL BONDS & NOTES 0.0%

SOUTH CAROLINA 0.0%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
2.440% (US0003M + 0.140%) due 12/01/2023 ~		79	79

Total Municipal Bonds & Notes (Cost $79)			79

U.S. GOVERNMENT AGENCIES 16.6%
Fannie Mae
2.441% (LIBOR01M + 0.350%) due 05/25/2042 ~		4	4
2.664% (12MTA + 1.200%) due 10/01/2044 ~		5	5
2.771% (LIBOR01M + 0.680%) due 02/25/2041 ~		349	355
3.385% (US0012M + 1.635%) due 07/01/2035 ~		18	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.452% (US0006M + 1.538%) due 01/01/2036 ~	$50	$52
3.530% (US0012M + 1.780%) due 11/01/2035 ~	16	16
3.566% due 05/25/2035 ~	27	28
3.583% (H15T1Y + 2.359%) due 11/01/2034 ~	21	23
Fannie Mae, TBA
3.500% due 07/01/2033 - 08/01/2048	33,180	33,005
4.000% due 08/01/2048 - 09/01/2048	26,500	26,976
Freddie Mac
2.257% due 07/15/2044 ~	744	742
2.351% (LIBOR01M + 0.260%) due 08/25/2031 ~	1	1
2.523% (LIBOR01M + 0.450%) due 08/15/2033 - 09/15/2042 ~	1,345	1,355
2.577% (12MTA + 1.200%) due 02/25/2045 ~	58	58
3.249% (US0012M + 1.500%) due 09/01/2036 †~	97	100
3.428% (US0012M + 1.686%) due 10/01/2036 †~	67	70
3.515% (US0006M + 1.744%) due 07/01/2036 †~	119	125
3.549% (H15T1Y + 2.254%) due 01/01/2034 ~	5	6
Ginnie Mae
3.247% (US0012M + 0.750%) due 04/20/2067 ~	483	498
NCUA Guaranteed Notes
2.475% (LIBOR01M + 0.450%) due 10/07/2020 ~	296	297
2.585% (LIBOR01M + 0.560%) due 12/08/2020 ~	759	763
Small Business Administration
5.510% due 11/01/2027	155	164

Total U.S. Government Agencies (Cost $64,366)		64,662

U.S. TREASURY OBLIGATIONS 92.4%
U.S. Treasury Bonds
3.000% due 05/15/2045 †	80	80
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019 (h)	49,646	49,362
0.125% due 04/15/2020 (h)	80,027	79,190
0.125% due 04/15/2021 (h)	43,472	42,814
0.125% due 01/15/2022 (l)	863	849
0.125% due 04/15/2022	474	464
0.125% due 07/15/2022	3,952	3,887
0.125% due 07/15/2024	4,990	4,852
0.125% due 07/15/2026	2,801	2,684
0.250% due 01/15/2025	8,680	8,445
0.375% due 07/15/2023	14,663	14,534
0.375% due 07/15/2025	2,700	2,654
0.375% due 07/15/2025 †(j)(l)	2,430	2,388
0.375% due 01/15/2027	508	494
0.500% due 01/15/2028	18,401	18,006
0.625% due 07/15/2021	4,349	4,366
0.625% due 04/15/2023	2,048	2,045
0.625% due 01/15/2024	6,447	6,440
0.625% due 01/15/2026	8,372	8,329
0.625% due 02/15/2043 (l)	153	145
0.750% due 02/15/2045	2,234	2,170
0.875% due 02/15/2047	3,903	3,907
1.000% due 02/15/2048	986	1,020
1.250% due 07/15/2020 (h)	24,183	24,581
1.375% due 01/15/2020	4,238	4,287
1.375% due 02/15/2044 †(l)	108	120
1.750% due 01/15/2028	5,828	6,370
1.875% due 07/15/2019 (j)	4,635	4,711
2.000% due 01/15/2026	4,534	4,969
2.125% due 02/15/2040	406	511
2.125% due 02/15/2041 (l)	1,007	1,276
2.375% due 01/15/2025 (h)	17,811	19,755
2.375% due 01/15/2027	124	141

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 01/15/2029		$4,066	$4,781
2.500% due 01/15/2029 †(l)		1,914	2,250
3.375% due 04/15/2032		1,649	2,203
3.875% due 04/15/2029 †		701	925
U.S. Treasury Notes
1.875% due 02/28/2022 (h)(l)		23,200	22,553
2.125% due 12/31/2022 (h)		1,330	1,297

Total U.S. Treasury Obligations (Cost $364,263)			359,855

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%
Alliance Bancorp Trust
2.331% due 07/25/2037 •		235	206
Banc of America Mortgage Trust
3.643% due 11/25/2035 ^~		20	20
3.940% due 11/25/2034 ~		36	37
4.405% due 06/25/2035 ~		72	69
BCAP LLC Trust
5.250% due 08/26/2037 ~		342	351
Bear Stearns Adjustable Rate Mortgage Trust
3.616% due 03/25/2035 ~		56	55
3.763% due 01/25/2035 ~		178	179
4.137% due 07/25/2036 ^~		69	65
Citigroup Mortgage Loan Trust
3.712% due 09/25/2037 ^~		319	309
Countrywide Alternative Loan Trust
2.211% (US0001M + 0.120%) due 06/25/2036 ~		791	742
2.279% due 12/20/2046 ^•		1,185	1,003
6.000% due 02/25/2037 ^		180	129
Countrywide Home Loan Mortgage Pass-Through Trust
3.679% due 08/25/2034 ^~		19	18
4.074% due 11/19/2033 ~		2	2
Credit Suisse Mortgage Capital Certificates
2.241% due 09/29/2036 •		741	699
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 10/26/2036 ~		87	79
Eurosail PLC
1.577% due 06/13/2045 •	GBP	385	507
First Horizon Alternative Mortgage Securities Trust
4.023% due 06/25/2034 ~		$10	10
6.000% due 02/25/2037		63	51
GreenPoint Mortgage Funding Trust
2.631% due 11/25/2045 •		9	8
GS Mortgage Securities Trust
3.849% due 12/10/2043		260	262
GSR Mortgage Loan Trust
3.776% due 01/25/2035 ~		32	32
HarborView Mortgage Loan Trust
2.325% due 03/19/2036 •		46	42
HomeBanc Mortgage Trust
2.421% due 10/25/2035 •		75	75
IndyMac Mortgage Loan Trust
3.972% due 11/25/2035 ^~		55	53
JPMorgan Mortgage Trust
3.786% due 08/25/2035 ~		53	54
3.936% due 07/25/2035 ~		33	34
3.977% due 02/25/2035 ~		73	72
MASTR Adjustable Rate Mortgages Trust
3.915% due 11/21/2034 ~		23	24
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.813% due 09/15/2030 •		120	119
Residential Accredit Loans, Inc. Trust
2.918% due 09/25/2045 •		121	116
Residential Asset Securitization Trust
2.491% due 05/25/2035 •		96	84
Sequoia Mortgage Trust
2.284% due 07/20/2036 •		236	227
Structured Adjustable Rate Mortgage Loan Trust
2.958% due 01/25/2035 •		11	11
3.756% due 02/25/2034 ~		13	13
4.177% due 12/25/2034 ~		22	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
2.301% due 04/25/2036 •		$16	$15
2.745% due 10/19/2034 •		16	15
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,530
WaMu Mortgage Pass-Through Certificates Trust
2.328% due 05/25/2047 •		215	205
3.481% due 12/25/2035 ~		116	109
3.847% due 08/25/2035 ~		16	15
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		20	17
Wells Fargo Mortgage-Backed Securities Trust
3.768% due 03/25/2036 ^~		98	95
4.190% due 06/25/2033 ~		44	44

Total Non-Agency Mortgage-Backed Securities (Cost $7,351)			7,824

ASSET-BACKED SECURITIES 7.4%
Argent Mortgage Loan Trust
2.331% due 05/25/2035 •		114	109
Argent Securities Trust
2.241% due 07/25/2036 •		420	359
Atrium CDO Corp.
3.192% due 04/22/2027 •		400	399
Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	350	408
Brookside Mill CLO Ltd.
2.524% due 01/17/2028 •		$2,060	2,055
Catamaran CLO Ltd.
3.216% due 01/27/2028 •		600	598
CIFC Funding Ltd.
3.128% due 04/15/2027 •		640	638
CIT Mortgage Loan Trust
3.441% due 10/25/2037 •		716	724
Citigroup Mortgage Loan Trust
2.321% due 12/25/2036 •		54	40
Citigroup Mortgage Loan Trust, Inc.
2.421% due 10/25/2036 •		400	380
CoreVest American Finance Trust
2.968% due 10/15/2049		197	193
Countrywide Asset-Backed Certificates
2.341% due 03/25/2037 •		200	183
3.941% due 04/25/2036 ~		11	11
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		348	352
Credit-Based Asset Servicing & Securitization LLC
2.211% due 07/25/2037 •		14	10
Flagship Ltd.
3.479% due 01/20/2026 •		686	686
Fremont Home Loan Trust
2.226% due 10/25/2036 •		152	144
GSAMP Trust
2.161% due 12/25/2036 •		60	32
3.066% due 03/25/2035 ^•		140	122
Halcyon Loan Advisors Funding Ltd.
3.279% due 04/20/2027 •		300	300
IndyMac Mortgage Loan Trust
2.161% due 07/25/2036 •		289	131
Jamestown CLO Ltd.
3.038% due 07/15/2026 •		608	606
3.190% due 07/25/2027 •		250	249
3.573% due 01/17/2027 •		961	962
Jubilee CLO BV
0.479% due 12/15/2029 •	EUR	1,950	2,279
Lehman XS Trust
2.251% due 05/25/2036 •		$177	177
4.884% due 06/25/2036 ×		150	146
Marathon CLO Ltd.
3.201% due 11/21/2027 •		1,920	1,916
Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036 ×		843	408
6.000% due 07/25/2047 ^~		94	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MP CLO Ltd.
3.195% due 04/18/2027 •		$660	$659
Navient Student Loan Trust
3.241% due 03/25/2066 •		566	577
OCP CLO Ltd.
3.148% due 07/15/2027 •		300	300
3.182% due 10/26/2027 •		1,020	1,019
Renaissance Home Equity Loan Trust
3.191% due 09/25/2037 •		1,104	629
Residential Asset Securities Corp. Trust
2.421% due 04/25/2036 •		200	198
Securitized Asset-Backed Receivables LLC Trust
2.341% due 05/25/2036 •		642	424
SLM Private Education Loan Trust
1.850% due 06/17/2030		239	237
4.323% due 06/16/2042 •		220	227
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	14	16
0.000% due 01/25/2024 •		278	325
0.000% due 06/17/2024 •		95	112
2.400% due 04/25/2019 •		$546	545
2.910% due 10/25/2064 •		500	499
3.860% due 04/25/2023 •		1,769	1,804
SoFi Professional Loan Program LLC
2.050% due 01/25/2041		623	618
Sound Point CLO Ltd.
3.208% due 04/15/2027 •		800	800
Structured Asset Securities Corp. Mortgage Loan Trust
3.482% due 04/25/2035 •		212	208
Symphony CLO LP
3.431% (US0003M + 1.100%) due 01/09/2023 ~		105	106
THL Credit Wind River CLO Ltd.
3.218% due 10/15/2027 •		500	501
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 ×		97	96
Venture CLO Ltd.
3.168% due 04/15/2027 •		940	936
3.228% due 07/15/2027 •		400	399
Vibrant CLO Ltd.
3.259% due 07/24/2024 •		687	687
VOLT LLC
3.125% due 09/25/2047 ×		397	395
3.250% due 06/25/2047 ×		166	165
3.500% due 03/25/2047 ×		67	67
Voya CLO Ltd.
3.080% due 07/25/2026 •		700	698
WhiteHorse Ltd.
3.563% due 02/03/2025 •		369	370
Z Capital Credit Partners CLO Ltd.
3.298% due 07/16/2027 •		710	710

Total Asset-Backed Securities (Cost $28,856)			29,020

SOVEREIGN ISSUES 9.0%
Argentina Government International Bond
5.875% due 01/11/2028		400	326
6.875% due 01/26/2027		1,100	972
22.844% (BADLARPP) due 10/04/2022 ~	ARS	100	5
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		3,233	102
40.000% (ARPP7DRR) due 06/21/2020 ~		16,487	594
Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	1,783	1,360
3.000% due 09/20/2025 (d)		2,042	1,764
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	124
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2018 (b)	BRL	13,000	3,301
0.000% due 01/01/2019 (b)		41,073	10,258
Canadian Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	911	915

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cyprus Government International Bond
2.750% due 06/27/2024	EUR	60	$74
3.750% due 07/26/2023		170	219
3.875% due 05/06/2022		150	192
4.250% due 11/04/2025		120	160
France Government International Bond
0.100% due 03/01/2025 (d)		1,284	1,635
0.250% due 07/25/2024		366	472
1.850% due 07/25/2027 (d)		1,034	1,541
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (d)		200	241
2.350% due 09/15/2024 (d)		372	471
Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	406
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	2,683	1,910
Qatar Government International Bond
3.875% due 04/23/2023		$400	400
5.103% due 04/23/2048		300	300
Saudi Government International Bond
4.000% due 04/17/2025		260	259
United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	3,178	4,855
0.125% due 03/22/2046 (d)		63	132
0.125% due 08/10/2048 (d)		132	287
0.125% due 11/22/2056 (d)		42	105
0.125% due 11/22/2065 (d)		204	593
1.875% due 11/22/2022 (d)		367	573
4.250% due 12/07/2027		300	500

Total Sovereign Issues (Cost $37,184)			35,046

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 25.1%

CERTIFICATES OF DEPOSIT 0.4%
Barclays Bank PLC
1.940% due 09/04/2018		$1,400	$1,399

COMMERCIAL PAPER 0.7%
Bank of Montreal
1.540% due 07/03/2018	CAD	300	228
Bank of Nova Scotia
1.543% due 07/03/2018		2,000	1,521
Royal Bank of Canada
1.540% due 07/03/2018		200	152
Toronto Dominion Bank
1.537% due 07/03/2018		700	533
1.537% due 07/04/2018		300	228

			2,662

REPURCHASE AGREEMENTS (g) 19.5%
			75,811

ARGENTINA TREASURY BILLS 0.3%
24.315% due 09/14/2018 (a)(b)	ARS	4,680	150
3.405% due 07/13/2018 - 11/16/2018 (a)(b)		$1,186	1,174

			1,324

GREECE TREASURY BILLS 0.7%
1.134% due 07/13/2018 - 10/05/2018 (a)(b)	EUR	2,320	2,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 1.7%
(0.156)% due 07/30/2018 (b)(c)	JPY	730,000	$6,594

U.S. TREASURY BILLS 1.8%
1.919% due 08/02/2018 - 09/13/2018 †(a)(b)(l)		$7,209	7,183

Total Short-Term Instruments (Cost $98,026)			97,679

Total Investments in Securities (Cost $630,847)			624,684

		SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%
PIMCO Short-Term Floating NAV Portfolio III		671,260	6,636

Total Short-Term Instruments (Cost $6,636)			6,636

Total Investments in Affiliates (Cost $6,636)			6,636

Total Investments 162.0% (Cost $637,483)			$631,320

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $580)			151

Other Assets and Liabilities, net (62.0)%			(241,811)

Net Assets 100.0%			$389,660

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.100	% †	06/29/2018	07/02/2018	$14,100	U.S. Treasury Notes 2.125% due 12/31/2022	$(14,380)	$14,100	$14,102
SAL	2.220	†	06/29/2018	07/02/2018	21,200	U.S. Treasury Notes 3.500% due 05/15/2020	(21,655)	21,200	21,204
SSB	0.850	†	06/29/2018	07/02/2018	1,311	U.S. Treasury Notes 1.500% due 01/31/2022(2)	(1,338)	1,311	1,311

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
TDM	2.120	% †	06/29/2018	07/02/2018	$18,000	U.S. Treasury Bonds 4.375% due 11/15/2039	$(18,402)	$18,000	$18,003
	2.220	†	06/29/2018	07/02/2018	21,200	U.S. Treasury Bonds 3.625% due 08/15/2043	(21,825)	21,200	21,204

Total Repurchase Agreements							$(77,600)	$75,811	$75,824

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	2.350%	06/26/2018	07/03/2018	$(1,828)	$(1,828)
BPG	2.110	05/24/2018	08/24/2018	(830)	(832)
	2.110	06/01/2018	07/05/2018	(17,542)	(17,574)
	4.220	06/06/2018	08/06/2018	(591)	(592)
GSC	2.260	06/12/2018	07/05/2018	(16,635)	(16,656)
MSC	2.300	06/25/2018	07/02/2018	(684)	(684)
TDM	1.930	04/18/2018	07/12/2018	(519)	(521)
	1.930	05/02/2018	07/02/2018	(125,333)	(125,743)
UBS	1.980	05/07/2018	07/12/2018	(1,290)	(1,294)
	2.020	05/10/2018	07/17/2018	(30,638)	(30,729)

Total Sale-Buyback Transactions					$(196,453)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.6)%
Fannie Mae, TBA	3.000%	08/01/2048	$6,600	$(6,367)	$(6,386)

Total Short Sales (1.6)%				$(6,367)	$(6,386)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO CommodityRealReturn® Strategy Portfolio
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(1,828)	$(1,828)	$1,817	$(11)
BPG	0	0	(18,998)	(18,998)	19,018	20
GSC	0	0	(16,656)	(16,656)	16,582	(74)
MSC	0	0	(684)	(684)	680	(4)
TDM	0	0	(126,264)	(126,264)	126,169	(95)
UBS	0	0	(32,023)	(32,023)	31,907	(116)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	14,102	0	0	14,102	(14,380)	(278)
SAL	21,204	0	0	21,204	(21,655)	(451)
SSB	1,311	0	0	1,311	(1,338)	(27)
TDM	39,207	0	0	39,207	(40,227)	(1,020)

Total Borrowings and Other Financing Transactions	$75,824	$0	$(196,453)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(195,029)	$(1,424)	$0	$(196,453)

Total Borrowings	$0	$(195,029)	$(1,424)	$0	$(196,453)

Payable for sale-buyback financing transactions					$(196,453)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(h)	Securities with an aggregate market value of $196,432 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(202,253) at a weighted average interest rate of 1.701%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(37) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - NYMEX WTI-Brent Crude Spread December Futures †	$2.000	10/30/2018	4	$4,000	$3	$0

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2018 Futures	$104.500	08/24/2018	5	$10	$0	$0
Call - CBOT U.S. Treasury 5-Year Note September 2018 Futures	122.500	08/24/2018	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	107.000	09/21/2018	57	57	1	0
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	107.500	09/21/2018	10	10	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures	108.500	08/24/2018	28	28	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures	109.000	08/24/2018	84	84	1	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures	109.500	08/24/2018	9	9	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures	110.000	08/24/2018	1	1	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	169.000	08/24/2018	20	20	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	171.000	08/24/2018	23	23	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	173.000	08/24/2018	5	5	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	175.000	08/24/2018	172	172	2	1
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	181.000	08/24/2018	34	34	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	190.000	08/24/2018	6	6	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	195.000	08/24/2018	1	1	0	0

					$4	$1

Total Purchased Options					$7	$1

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Soybean August Futures †	$870.000	07/27/2018	5	$25,000	$(2)	$(7)
Call - NYMEX Crude August Futures †	76.500	07/17/2018	12	12,000	(13)	(8)
Call - NYMEX Crude September Futures †	73.000	08/16/2018	12	12,000	(8)	(28)
Put - NYMEX Natural Gas August Futures †	2.750	07/26/2018	24	240,000	(8)	(3)
Call - NYMEX Natural Gas Calendar Spread October Futures †	0.200	09/25/2018	1	10,000	0	0
Put - NYMEX Natural Gas Calendar Spread October Futures †	0.350	09/25/2018	1	10,000	0	0
Put - NYMEX Natural Gas October Futures †	2.700	09/25/2018	7	70,000	(4)	(3)
Put - NYMEX Natural Gas September Futures †	2.700	08/28/2018	12	120,000	(4)	(3)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2018	4	4,000	(5)	0
Call - NYMEX WTI-Brent Crude Spread October Futures †	6.000	08/30/2018	2	2,000	(2)	(1)
Call - NYMEX WTI-Brent Crude Spread September Futures †	5.500	07/30/2018	1	1,000	0	(1)
Put - NYMEX WTI-Brent Crude Spread September Futures †	8.500	07/30/2018	1	1,000	(1)	(1)

					$(47)	$(55)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	$141.000	07/27/2018	2	$2	$(2)	$0
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	142.000	07/27/2018	3	3	(2)	0
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	143.000	07/27/2018	9	9	(6)	(3)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	145.000	07/27/2018	10	10	(6)	(10)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	146.000	07/27/2018	10	10	(6)	(6)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	146.500	07/27/2018	10	10	(6)	(5)

					$(28)	$(24)

Total Written Options					$(75)	$(79)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	2	$	487	$(2)	$0	$0
90-Day Eurodollar December Futures	12/2019	2		485	(2)	0	0
90-Day Eurodollar June Futures	06/2019	2		486	(2)	0	0
90-Day Eurodollar March Futures	03/2019	2		486	(2)	0	0
90-Day Eurodollar September Futures	09/2018	2		488	(1)	0	0
90-Day Eurodollar September Futures	09/2019	2		485	(2)	0	0
Aluminum November Futures †	11/2018	3		160	(11)	0	0
Brent (ICE) Dubai August Futures †	08/2018	5		14	5	0	0
Brent (ICE) Dubai December Futures †	12/2018	6		18	6	0	(1)
Brent (ICE) Dubai July Futures †	07/2018	5		14	4	1	0
Brent (ICE) Dubai November Futures †	11/2018	6		18	6	0	0
Brent (ICE) Dubai October Futures †	10/2018	6		18	6	0	0
Brent (ICE) Dubai September Futures †	09/2018	5		14	5	0	0
Brent 1st Line vs. Dubai 1st Line February Futures †	02/2019	1		3	0	0	0
Brent 1st Line vs. Dubai 1st Line January Futures †	01/2019	1		3	0	0	0
Brent 1st Line vs. Dubai 1st Line March Futures †	03/2019	1		3	0	0	0
Brent Crude December Futures †	10/2018	57		4,453	130	81	0
Brent Crude December Futures †	10/2019	45		3,268	87	29	0
Brent Crude December Futures †	10/2020	36		2,457	23	0	0
Brent Crude December Futures †	10/2021	3		196	2	0	(1)
Brent Crude January Futures †	11/2018	2		155	8	3	0
Brent Crude October Futures †	08/2018	19		1,498	35	29	0
Brent Crude September Futures †	07/2018	2		158	1	1	0
Chicago Ethanol (Platts) August Futures †	08/2018	2		120	(4)	1	0
Chicago Ethanol (Platts) December Futures †	12/2018	5		297	(12)	1	0
Chicago Ethanol (Platts) July Futures †	07/2018	2		120	(9)	1	0
Chicago Ethanol (Platts) September Futures †	09/2018	1		60	(2)	0	0
Copper December Futures †	12/2018	9		1,494	(63)	0	0
Copper September Futures †	09/2018	1		166	(5)	0	(5)
Cotton No. 2 December Futures †	12/2018	5		210	9	1	0
Euro-Bund 10-Year Bond September Futures	09/2018	22	EUR	4,176	35	6	0
Gas Oil November Futures †	11/2018	3	$	203	13	3	0
Gold 100 oz. August Futures †	08/2018	3		376	(3)	1	0
Hard Red Winter Wheat December Futures †	12/2018	12		307	(18)	9	0
Hard Red Winter Wheat July Futures †	07/2019	1		28	(2)	1	0
Henry Hub Natural Gas Swap August Futures †	07/2018	4		29	0	0	0
Henry Hub Natural Gas Swap December Futures †	11/2018	4		31	1	0	0
Henry Hub Natural Gas Swap November Futures †	10/2018	4		29	0	0	0
Henry Hub Natural Gas Swap October Futures †	09/2018	4		29	(1)	0	0
Henry Hub Natural Gas Swap September Futures †	08/2018	4		29	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	04/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	08/2018	1		3	1	1	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	08/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	12/2018	1		4	2	1	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	12/2019	1		3	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	02/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	01/2019	1		4	1	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	07/2018	1		3	1	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	07/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	06/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	03/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	05/2019	1		4	0	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	11/2018	1	$	4	$2	$1	$0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	11/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	10/2018	1		4	2	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	10/2019	1		4	0	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	09/2018	1		4	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	09/2019	1		4	0	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	12/2018	1		40	3	1	0
Natural Gas February Futures †	01/2019	23		713	5	0	(5)
Natural Gas October Futures †	09/2018	2		58	1	0	(1)
Natural Gas October Futures †	09/2019	9		244	4	0	0
New York Harbor ULSD November Futures †	10/2018	2		187	10	2	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	38	EUR	0	0	0	0
RBOB Gasoline November Futures †	10/2018	2	$	167	9	3	0
Soybean November Futures †	11/2019	3		135	(4)	0	(1)
U.S. Treasury 2-Year Note September Futures	09/2018	5		1,059	2	0	0
U.S. Treasury 10-Year Note September Futures †	09/2018	196		23,557	88	0	0
WCS Oil Monthly Index August Futures †	07/2018	1		21	3	0	0
WCS Oil Monthly Index September Futures †	08/2018	1		25	7	0	0
White Sugar October Futures †	09/2018	14		241	1	0	0
WTI Crude April Futures †	03/2019	12		804	40	7	0
WTI Crude December Futures †	11/2021	5		286	14	0	(3)
WTI Crude February Futures †	01/2019	9		614	29	6	0
WTI Crude June Futures †	05/2019	93		6,146	231	46	0
WTI Crude June Futures †	05/2020	20		1,230	54	0	0
WTI Crude June Futures †	05/2021	10		583	13	0	(4)
WTI Crude March Futures †	02/2019	9		608	8	5	0
WTI Crude March Futures †	02/2020	15		938	98	1	0
WTI Crude November Futures †	10/2018	2		140	2	1	0
WTI Crude October Futures †	09/2018	40		2,837	202	23	0
WTI Crude September Futures †	08/2019	60		3,884	275	23	0
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2019	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2019	1		4	1	0	0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2019	1		4	1	1	0
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2019	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2018	1		4	1	0	0
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2019	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2019	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2019	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2019	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2019	1		4	1	1	0
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2019	1		4	1	1	0
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2019	1		4	1	0	0
Zinc November Futures †	11/2018	3		213	(15)	0	0

					$1,342	$306	$(21)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Arabica Coffee December Futures †	12/2018	3	$	(133)	$12	$1	$0
Australia Government 3-Year Note September Futures	09/2018	22	AUD	(1,813)	(6)	0	(1)
Australia Government 10-Year Bond September Futures	09/2018	8		(766)	(10)	1	(1)
Brent Crude December Futures †	10/2022	1	$	(63)	(7)	1	0
Brent Crude February Futures †	12/2018	48		(3,706)	(160)	0	(63)
Brent Crude June Futures †	04/2019	66		(4,965)	(134)	0	(66)
Brent Crude June Futures †	05/2020	21		(1,477)	(27)	0	(6)
Brent Crude June Futures †	04/2021	6		(400)	(40)	1	0
Brent Crude March Futures †	01/2019	16		(1,227)	(38)	0	(20)
Brent Crude March Futures †	01/2020	2		(143)	(6)	0	(1)
Brent Crude November Futures †	09/2018	2		(157)	(3)	0	(3)
Brent Crude September Futures †	07/2019	16		(1,183)	(59)	0	(13)
Call Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	32	EUR	(51)	(33)	0	(5)
Call Options Strike @ USD 80.000 on Brent Crude October 2018 Futures †	08/2018	12	$	(31)	(20)	0	(8)
Call Options Strike @ USD 85.000 on Brent Crude September 2018 Futures †	07/2018	12		(6)	8	0	(2)
Cocoa December Futures †	12/2018	3		(76)	(3)	0	(1)
Copper December Futures †	12/2018	21		(1,569)	72	3	0
Copper September Futures †	09/2018	3		(222)	8	0	0
Corn December Futures †	12/2018	7		(130)	1	0	(2)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Corn December Futures †	12/2019	2	$	(39)	$1	$0	$0
Corn July Futures †	07/2019	3		(59)	7	0	(1)
Corn September Futures †	09/2018	21		(377)	18	0	(5)
Euro-BTP Italy Government Bond September Futures	09/2018	4	EUR	(556)	(2)	0	(4)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	56		(10,106)	(89)	0	(44)
Henry Hub Natural Gas August Futures †	07/2018	4	$	(29)	1	0	0
Henry Hub Natural Gas December Futures †	11/2018	4		(31)	0	0	0
Henry Hub Natural Gas November Futures †	10/2018	4		(29)	1	0	0
Henry Hub Natural Gas October Futures †	09/2018	4		(29)	1	0	0
Henry Hub Natural Gas September Futures †	08/2018	4		(29)	1	0	0
Japan Government 10-Year Bond September Futures	09/2018	5	JPY	(6,812)	(9)	1	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	07/2018	1	$	(39)	(3)	0	(1)
Natural Gas April Futures †	03/2019	8		(214)	(3)	1	0
Natural Gas August Futures †	07/2018	10		(292)	(1)	2	0
Natural Gas January Futures †	12/2018	1		(31)	0	0	0
Natural Gas March Futures †	02/2019	6		(180)	1	1	0
Natural Gas September Futures †	08/2018	17		(493)	1	3	0
Platinum October Futures †	10/2018	6		(257)	13	0	(1)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	16	EUR	(1)	9	0	0
Silver September Futures †	09/2018	2	$	(162)	4	0	(1)
Soybean November Futures †	11/2018	3		(132)	4	1	0
Sugar No. 11 February Futures †	02/2019	12		(174)	3	0	0
Sugar No. 11 October Futures †	09/2018	14		(192)	2	0	0
U.S. Treasury 5-Year Note September Futures	09/2018	4		(454)	(2)	0	0
U.S. Treasury 10-Year Ultra September Futures	09/2018	45		(5,771)	(46)	0	0
U.S. Treasury 30-Year Bond September Futures	09/2018	230		(33,350)	(947)	0	(7)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	1		(160)	(6)	0	0
United Kingdom Long Gilt September Futures	09/2018	73	GBP	(11,856)	(146)	24	0
Wheat December Futures †	12/2018	17	$	(439)	12	0	(14)
Wheat July Futures †	07/2019	1		(27)	2	0	(1)
WTI Brent Financial April Futures †	04/2019	2		(18)	(4)	0	(1)
WTI Brent Financial August Futures †	08/2018	1		(7)	(3)	0	(1)
WTI Brent Financial August Futures †	08/2019	2		(18)	(4)	0	(1)
WTI Brent Financial December Futures †	12/2018	1		(9)	(4)	0	(1)
WTI Brent Financial December Futures †	12/2019	2		(17)	(4)	0	(1)
WTI Brent Financial February Futures †	02/2019	2		(18)	(4)	0	(1)
WTI Brent Financial January Futures †	01/2019	2		(17)	(4)	0	(1)
WTI Brent Financial July Futures †	07/2018	1		(6)	(1)	0	(1)
WTI Brent Financial July Futures †	07/2019	2		(18)	(4)	0	(1)
WTI Brent Financial June Futures †	06/2019	2		(18)	(4)	0	(1)
WTI Brent Financial March Futures †	03/2019	2		(18)	(4)	0	(1)
WTI Brent Financial May Futures †	05/2019	2		(18)	(4)	0	(1)
WTI Brent Financial November Futures †	11/2018	1		(8)	(4)	0	(1)
WTI Brent Financial November Futures †	11/2019	2		(17)	(4)	0	(1)
WTI Brent Financial October Futures †	10/2018	1		(8)	(4)	0	(1)
WTI Brent Financial October Futures †	10/2019	2		(17)	(4)	0	(1)
WTI Brent Financial September Futures †	09/2018	1		(8)	(3)	0	(1)
WTI Brent Financial September Futures †	09/2019	2		(18)	(4)	0	(1)
WTI Crude December Futures †	11/2018	75		(5,212)	(230)	0	(52)
WTI Crude December Futures †	11/2019	71		(4,519)	(105)	0	(17)
WTI Crude December Futures †	11/2020	56		(3,350)	(142)	11	0
WTI Crude December Futures †	11/2022	3		(166)	(10)	2	0
WTI Crude January Futures †	12/2018	20		(1,377)	(81)	0	(14)
WTI Crude July Futures †	06/2019	2		(131)	(5)	0	(1)
WTI Crude November Futures †	10/2018	6		(421)	(26)	0	(4)
WTI Crude September Futures †	08/2018	5		(362)	(26)	0	(5)
WTI-Brent August Futures †	07/2019	1		(65)	(3)	0	0

					$(2,313)	$53	$(383)

Total Futures Contracts					$(971)	$359	$(404)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.495%	EUR	130	$2	$0	$2	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$	3,003	$(192)	$12	$(180)	$0	$(1)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	2,000	(35)	(8)	(43)	0	(1)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		5,500	(156)	51	(105)	0	(3)

						$(383)	$55	$(328)	$0	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$1,420	$4	$136	$140	$6	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		300	1	1	2	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		693	4	(7)	(3)	3	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		290	1	(4)	(3)	1	0
Pay	1-Year BRL-CDI	11.970	Maturity	01/04/2027	BRL	4,500	1	13	14	6	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	(23)	(20)	0	(4)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		$25,700	1,518	(2,215)	(697)	0	(13)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		6,000	8	(171)	(163)	0	(3)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,100	(506)	(43)	(549)	0	(8)
Pay(6)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,700	0	(20)	(20)	0	(1)
Pay(6)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	(25)	(25)	0	(1)
Pay(6)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	(25)	(25)	0	(1)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,200	(26)	(40)	(66)	0	(2)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		1,750	9	35	44	2	0
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		4,700	(20)	159	139	4	0
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,700	59	109	168	5	0
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/20/2026		6,100	(42)	341	299	5	0
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		2,000	(3)	101	98	2	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		8,800	205	169	374	8	0
Receive	3-Month USD-LIBOR †	1.750	Semi-Annual	12/21/2026		8,380	(201)	942	741	6	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		440	(3)	2	(1)	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,810	(193)	17	(176)	0	(3)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,600	144	11	155	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		4,326	187	17	204	7	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		1,200	120	87	207	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		4,030	481	(81)	400	7	0
Receive(6)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		310	0	1	1	1	0
Receive(6)	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		300	0	2	2	1	0
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		300	0	2	2	1	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048		200	5	5	10	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	2,770	69	(51)	18	4	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	09/19/2048		1,370	(87)	32	(55)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	510,000	(9)	(13)	(22)	0	(2)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		70,000	(1)	(1)	(2)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		230,000	(12)	(10)	(22)	0	(1)
Receive	CPTFEMU	1.505	Maturity	06/26/2021	EUR	400	0	0	0	0	0
Pay	CPTFEMU	1.165	Maturity	12/15/2021		170	0	3	3	0	0
Receive	CPTFEMU	1.535	Maturity	06/15/2023		6,000	0	2	2	0	(3)
Receive	CPTFEMU	1.535	Maturity	03/15/2028		700	0	(5)	(5)	0	0
Receive	CPTFEMU	1.620	Maturity	05/15/2028		960	0	1	1	0	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		400	(1)	2	1	0	0
Receive	CPTFEMU	1.946	Maturity	03/15/2048		400	1	(6)	(5)	0	(1)
Pay	CPURNSA	2.070	Maturity	03/23/2019		$12,800	1	17	18	2	0
Pay	CPURNSA	1.980	Maturity	04/10/2019		2,140	0	3	3	1	0
Pay	CPURNSA	1.970	Maturity	04/27/2019		7,920	0	8	8	5	0
Pay	CPURNSA	1.925	Maturity	05/08/2019		1,170	0	2	2	1	0
Receive	CPURNSA	2.143	Maturity	04/25/2020		2,210	0	0	0	0	(1)
Pay	CPURNSA	2.168	Maturity	07/15/2020		2,000	0	10	10	0	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		1,500	0	15	15	0	(1)
Pay	CPURNSA	2.021	Maturity	11/25/2020		1,500	0	15	15	0	(1)
Pay	CPURNSA	1.550	Maturity	07/26/2021		1,100	37	2	39	0	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		770	23	2	25	0	0
Pay	CPURNSA	2.069	Maturity	07/15/2022		700	0	10	10	0	0
Pay	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	23	23	0	(2)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPURNSA	2.263%	Maturity	04/27/2023		$2,120	$0	$2	$2	$1	$0
Pay	CPURNSA	2.263	Maturity	05/09/2023		630	0	1	1	0	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		960	0	(1)	(1)	0	(1)
Receive	CPURNSA	1.730	Maturity	07/26/2026		1,100	(59)	(6)	(65)	0	0
Receive	CPURNSA	1.762	Maturity	08/30/2026		1,900	(93)	(10)	(103)	0	0
Receive	CPURNSA	1.800	Maturity	09/12/2026		600	(6)	(25)	(31)	0	0
Receive	CPURNSA	1.801	Maturity	09/12/2026		770	(36)	(4)	(40)	0	0
Receive	CPURNSA	1.805	Maturity	09/12/2026		700	(32)	(4)	(36)	0	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		500	(24)	(3)	(27)	0	0
Receive	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	(48)	(48)	0	0
Receive	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	(38)	(38)	0	0
Receive	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	(48)	(48)	0	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		650	0	(14)	(14)	0	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		600	0	(15)	(15)	0	0
Receive	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	(34)	(34)	0	0
Receive	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	(10)	(6)	1	0
Receive	CPURNSA	2.353	Maturity	05/09/2028		630	0	0	0	0	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		950	0	1	1	0	0
Receive	CPURNSA	2.364	Maturity	05/10/2028		960	0	1	1	0	0
Receive	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	0	0	0	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	170	0	1	1	0	0
Pay	FRCPXTOB	1.345	Maturity	06/15/2021		800	0	0	0	1	0
Receive	FRCPXTOB	1.350	Maturity	01/15/2023		1,200	0	(6)	(6)	0	(1)
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		450	0	(2)	(2)	0	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		1,970	0	(3)	(3)	1	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		300	0	0	0	0	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	4	5	0	0
Receive	UKRPI	3.190	Maturity	04/15/2030	GBP	1,300	(73)	67	(6)	0	(1)
Receive	UKRPI	3.350	Maturity	05/15/2030		2,900	(38)	134	96	0	(5)
Receive	UKRPI	3.400	Maturity	06/15/2030		2,500	35	66	101	0	(5)
Receive	UKRPI	3.530	Maturity	10/15/2031		140	4	1	5	0	(1)
Receive	UKRPI	3.470	Maturity	09/15/2032		4,710	2	106	108	0	(14)
Receive	UKRPI	3.358	Maturity	04/15/2035		300	(7)	14	7	0	0
Pay	UKRPI	3.585	Maturity	10/15/2046		640	(51)	(28)	(79)	1	0
Pay	UKRPI	3.428	Maturity	03/15/2047		1,620	93	(93)	0	2	0

							$1,497	$(437)	$1,060	$90	$(77)

Total Swap Agreements							$1,116	$(382)	$734	$90	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommodityRealReturn® Strategy Portfolio(7)	$1	$32	$90	$123	$(24)	$(63)	$(82)	$(169)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)(7)	0	327	0	327	(55)	(341)	0	(396)

Total Exchange-Traded or Centrally Cleared	$1	$359	$90	$450	$(79)	$(404)	$(82)	$(565)

(j)	Securities with an aggregate market value of $1,842 and cash of $2,780 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	BRL	800		$236	$30	$0
	07/2018		$4,353	AUD	5,897	11	0
	07/2018		208	BRL	800	0	(1)
	07/2018		930	EUR	795	0	(2)
	08/2018	AUD	5,897		$4,354	0	(11)
BPS	07/2018	ARS	13,744		501	26	0
	07/2018	BRL	13,840		3,792	221	0
	07/2018	EUR	7,527		8,730	0	(60)
	07/2018		$990	ARS	27,909	1	(31)
	07/2018		3,789	BRL	13,840	0	(218)
	07/2018		2,100	JPY	228,100	0	(40)
	08/2018	ARS	22,239		$826	98	0
	09/2018		$1,056	INR	72,253	0	(12)
	10/2018	BRL	5,700		$1,653	196	0
	01/2019		14,078		3,798	227	0
BRC	09/2018	KRW	539,489		487	1	0
CBK	07/2018	BRL	4,800		1,428	189	0
	07/2018	CAD	2,000		1,542	21	0
	07/2018	GBP	6,368		8,437	33	0
	07/2018	RUB	73,890		1,168	0	(7)
	07/2018		$1,274	BRL	4,800	0	(35)
	08/2018	MXN	3,040		$158	7	0
	01/2019	BRL	3,905		1,027	37	0
DUB	07/2018	ARS	9,255		319	0	(1)
	07/2018	BRL	13,600		3,926	417	0
	07/2018		$338	ARS	9,254	0	(18)
	07/2018		3,527	BRL	13,600	0	(18)
FBF	07/2018	EUR	50		$62	4	0
GLM	07/2018	AUD	5,897		4,433	69	0
	07/2018	CAD	1,500		1,159	18	0
	09/2018	INR	70,554		1,024	4	0
HUS	07/2018	BRL	12,200		3,483	335	0
	07/2018		$3,164	BRL	12,200	0	(16)
	07/2018		1,172	RUB	73,890	3	0
	08/2018	EUR	1,660		$2,056	110	0
	08/2018	RUB	73,890		1,167	0	(3)
	08/2018		$1,181	RUB	73,815	0	(12)
	09/2018	CNH	12,300		$1,933	84	0
	09/2018		$527	IDR	7,572,726	0	(4)
	10/2018	EUR	80		$99	5	0
JPM	07/2018	BRL	15,957		4,155	38	0
	07/2018	CAD	2,941		2,269	32	0
	07/2018	EUR	1,608		1,911	33	(1)
	07/2018	JPY	500,000		4,601	76	0
	07/2018	NZD	2,657		1,871	71	0
	07/2018		$4,359	BRL	15,957	0	(242)
	07/2018		786	COP	2,249,441	0	(18)
	01/2019	BRL	16,449		$4,430	258	0
MSB	07/2018		400		118	15	0
	07/2018	JPY	230,000		2,117	35	0
	07/2018		$104	BRL	400	0	(1)
	08/2018		34	ARS	702	0	(11)
	09/2018	ARS	1,567		$71	20	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NGF	09/2018	KRW	316,788		$286	$1	$0
	09/2018	SGD	1,048		773	2	0
	09/2018	TWD	23,379		773	2	0
RYL	10/2018	EUR	250		312	18	0
SCX	07/2018	BRL	6,522		1,691	9	0
	07/2018		$1,778	BRL	6,522	0	(95)
	09/2018	KRW	819,975		$763	25	0
	10/2018	BRL	7,300		2,113	246	0
	01/2019		6,641		1,784	99	0
SSB	07/2018		$9,383	EUR	8,060	30	0
	08/2018	EUR	8,060		$9,403	0	(29)
TOR	07/2018	JPY	228,100		2,076	16	0
	08/2018		$2,080	JPY	228,100	0	(16)
UAG	07/2018		8,420	GBP	6,368	0	(16)
	08/2018	GBP	6,368		$8,432	16	0

Total Forward Foreign Currency Contracts						$3,189	$(918)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765%	07/16/2018	$	4,350	$50	$78

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC Fannie Mae, TBA 3.000% due 08/01/2048	$109.000	08/06/2018	$ 6,600	$0	$0
	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	73.000	07/05/2018	8,380	1	0
	Put - OTC Fannie Mae, TBA 4.000% due 07/01/2048	76.500	07/05/2018	20,000	1	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	69.000	07/05/2018	6,000	0	0

					$2	$0

Total Purchased Options					$52	$78

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018		$1,100	$(1)	$(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		2,000	(3)	(2)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	08/15/2018	EUR	2,900	(5)	(4)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		$500	(1)	0
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018		600	(1)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		900	(1)	(1)
CKL	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	09/19/2018	EUR	5,800	(12)	(15)
DUB	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		$600	(1)	0

							$(25)	$(23)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC USD versus MXN	MXN	21.100	08/22/2018	$1,473	$(17)	$(11)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		$12,100	$(108)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		1,000	(13)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,200	(54)	(7)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		$600	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,600	(52)	(4)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,000	(37)	(3)

							$(268)	$(14)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.250%	12/04/2018	$3,900	$(22)	$(14)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(1)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	$29,700	$(23)	$(43)

Total Written Options						$(355)	$(105)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	BRTDUBAI 1H19 †	$3.020	Maturity	06/30/2019	13,200	$0	$0	$0	$0
	Pay	EUR5050 2H18 †	12.060	Maturity	12/31/2018	600	0	1	1	0
	Pay	EURMARGIN N8 †	8.420	Maturity	07/31/2018	350	0	1	1	0
	Receive	EURSIMP 4Q18 †	3.330	Maturity	12/31/2018	2,700	0	(1)	0	(1)
	Pay	NAPGASFO 2H18 †	14.650	Maturity	12/31/2018	600	0	2	2	0
	Receive	NAPGASFO CAL18 †	12.700	Maturity	12/31/2018	1,200	0	(2)	0	(2)
	Receive	PLATGOLD N9 †	410.750	Maturity	07/09/2019	300	0	0	0	0
CBK	Receive	MEHMID CAL20 †	1.840	Maturity	12/31/2021	4,800	0	11	11	0
	Receive	WCS 2H18 †	19.100	Maturity	12/31/2018	1,500	(5)	(1)	0	(6)
	Receive	WCS 2Q4Q18 †	19.750	Maturity	12/31/2018	500	0	(2)	0	(2)
	Pay	WCS 3Q18 †	20.100	Maturity	09/30/2018	400	0	1	1	0
	Receive	WCS CAL18 †	15.450	Maturity	12/31/2018	4,666	(10)	(26)	0	(36)
GST	Receive	BRTDUBAI 1H19 †	2.420	Maturity	06/30/2019	13,200	0	8	8	0
	Receive	COCL CAL19 †	5.300	Maturity	12/31/2019	2,400	(1)	(7)	0	(8)
	Receive	EUR5050 2H18 †	10.850	Maturity	12/31/2018	1,200	0	(1)	0	(1)
	Receive	EURMARGIN 4Q18 †	5.950	Maturity	12/31/2018	600	0	0	0	0
	Pay	EURMARGIN N8 †	8.420	Maturity	07/31/2018	600	0	1	1	0
	Pay	HSFOCO 3Q18 †	7.400	Maturity	09/30/2018	1,200	0	3	3	0
	Receive	HSFOEW CAL18 †	14.900	Maturity	12/31/2018	1,200	0	4	4	0
	Receive	MEHCL CAL19 †	2.650	Maturity	12/31/2019	2,400	0	3	3	0
	Receive	MIDWTICAL 2H18 †	1.000	Maturity	12/31/2018	1,500	0	(19)	0	(19)
	Pay	NAPGASFO 2H18 †	14.650	Maturity	12/31/2018	600	0	2	2	0
	Receive	WCS 2H18 †	20.100	Maturity	12/31/2018	500	0	(2)	0	(2)
	Pay	WCS 4Q18 †	20.600	Maturity	12/31/2018	1,800	0	5	5	0
JPM	Receive	EUR5050 CAL18 †	11.010	Maturity	12/31/2018	1,200	0	(1)	0	(1)
	Receive	EURSIMP 2H18 †	2.600	Maturity	12/31/2018	1,800	0	0	0	0
	Receive	EURSIMP 4Q18 †	3.300	Maturity	12/31/2018	600	0	0	0	0
	Receive	HSFOCO 3Q18 †	10.250	Maturity	09/30/2018	600	0	0	0	0
	Receive	HSFOCO 3Q18 †	7.900	Maturity	09/30/2018	1,200	0	(2)	0	(2)
	Pay	NAPGASFO 2H18 †	14.700	Maturity	12/31/2018	600	0	2	2	0
	Receive	NAPGASFO CAL18 †	12.000	Maturity	12/31/2018	600	0	(1)	0	(1)
MAC	Receive	COCL CAL19 †	5.380	Maturity	12/31/2019	3,600	0	(12)	0	(12)
	Receive	EURSIMP 4Q18 †	3.370	Maturity	12/31/2018	600	0	0	0	0
	Receive	MEHCL CAL19 †	2.700	Maturity	12/31/2019	3,600	0	4	4	0
	Pay	WCS 3Q18 †	17.900	Maturity	09/30/2018	800	0	4	4	0
	Receive	WCS CAL18 †	15.400	Maturity	12/31/2018	834	(2)	(4)	0	(6)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Receive	EUR5050 2H18 †	$10.900	Maturity	12/31/2018	1,200	$0	$(1)	$0	$(1)
	Receive	EUR5050 2H18 †	11.100	Maturity	12/31/2018	600	0	(1)	0	(1)
	Receive	EUR5050 2H18 †	11.150	Maturity	12/31/2018	1,200	0	(1)	0	(1)
	Pay	EUR5050 2H18 †	12.100	Maturity	12/31/2018	1,200	0	2	2	0
	Receive	EURMARGIN 2H18 †	5.770	Maturity	12/31/2018	3,000	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.810	Maturity	12/31/2018	1,800	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.980	Maturity	12/31/2018	900	0	0	0	0
	Receive	EURMARGIN 2H19 †	7.150	Maturity	12/31/2019	600	0	0	0	0
	Receive	EURMARGIN 4Q18 †	5.800	Maturity	12/31/2018	1,200	0	0	0	0
	Receive	EURMARGIN 4Q18 †	5.940	Maturity	12/31/2018	600	0	0	0	0
	Receive	EURMARGIN 4Q18 †	6.420	Maturity	12/31/2018	600	0	(1)	0	(1)
	Receive	EURMARGIN CAL19 †	8.920	Maturity	12/31/2019	2,400	0	0	0	0
	Pay	EURSIMP 2H18 †	3.470	Maturity	12/31/2018	1,800	0	1	1	0
	Receive	HSFOCO 3Q18 †	10.500	Maturity	09/30/2018	600	0	1	1	0
	Pay	HSFOCO 3Q18 †	7.400	Maturity	09/30/2018	600	0	1	1	0
	Pay	HSFOCO 3Q18 †	7.350	Maturity	09/30/2018	600	0	2	2	0

							$(18)	$(24)	$61	$(103)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	03/20/2019	0.621%	$1,100	$(19)	$22	$3	$0
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	100	(8)	6	0	(2)
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	200	(17)	12	0	(5)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	400	(28)	18	0	(10)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.295	400	(26)	7	0	(19)

							$(98)	$65	$3	$(36)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$45	$3	$0
GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	18	1	0

						$(59)	$63	$4	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020		ILS	2,690	$0	$1	$1	$0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			580	0	(1)	0	(1)
DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		1,200	10	(103)	0	(93)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			13,100	0	(1,001)	0	(1,001)
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		ILS	4,990	0	0	0	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			3,110	0	1	1	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			2,080	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			1,050	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			650	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			440	0	0	0	0
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,640	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			350	0	0	0	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			2,570	0	0	0	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			550	0	1	1	0

									$10	$(1,100)	$6	$(1,096)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1T Index †	20,831	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	$7,422	$0	$(28)	$0	$(28)
	Receive	BCOMTR Index †	126,778	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	18,266	0	(61)	0	(61)
	Receive	BCOMTR1 Index †	27,507	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	2,157	0	(7)	0	(7)
CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	38	0	0	0	0
	Receive	BCOMTR Index †	165,260	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	29,109	0	(97)	0	(97)
	Receive	CIXBSTR3 Index †	236,898	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	46,476	0	(148)	0	(148)
	Receive	CIXBXMB2 Index †	20,129	0.170%	Monthly	08/15/2018	2,160	0	(1)	0	(1)
	Receive	CIXBXMB3 Index †	18,768	0.170	Monthly	08/15/2018	2,193	0	(4)	0	(4)
CIB	Receive	BCOMTR Index †	5,671	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	1,023	0	(3)	0	(3)
	Receive	PIMCODB Index †	19,250	0.000	Monthly	08/15/2018	2,697	0	8	8	0
FBF	Receive	BCOMTR Index †	125,200	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	22,589	0	(75)	0	(75)
GST	Receive	BCOMF1T Index †	104,963	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	37,397	0	(142)	0	(142)
	Receive	BCOMTR Index †	53,487	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	11,886	0	(40)	0	(40)
	Receive	CMDSKEWLS Index(10) †	36,220	0.250	Monthly	08/15/2018	5,972	0	85	85	0
	Pay	SPGCINP Index †	1	(0.500)	Monthly	08/15/2018	166	0	7	7	0
JPM	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	239	0	(1)	0	(1)
	Receive	BCOMTR Index †	66,061	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	10,581	0	(29)	0	(29)
	Receive	JMABCTNE Index †	23,274	0.150	Monthly	08/15/2018	2,646	0	0	0	0
	Receive	JMABDEWE Index(11) †	6,797	0.300	Monthly	08/15/2018	6,978	0	103	103	0
	Receive	JMABNIC2 Index(12) †	26,942	0.170	Monthly	08/15/2018	8,457	0	14	14	0
	Receive	JMABFNJ1 Index(13) †	94,292	0.350	Monthly	08/15/2018	9,793	0	241	241	0
MAC	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	11,335	0	(38)	0	(38)
	Receive	BCOMTR2 Index †	147,836	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	14,149	0	(45)	0	(45)
	Receive	MQCP563E Index †	3,643	0.950	Monthly	08/15/2018	486	0	(2)	0	(2)
	Receive	PIMCODB Index †	19,227	0.000	Monthly	08/15/2018	2,698	0	8	8	0
MEI	Receive	BCOMTR2 Index †	292,026	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	39,164	0	(130)	0	(130)
MYC	Receive	BCOMTR Index †	430,298	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	77,636	0	(258)	0	(258)
	Receive	BCOMTR1 Index †	232,041	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	46,262	0	(155)	0	(155)
RBC	Receive	RBCAEC0T Index †	50,266	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	3,085	0	(7)	0	(7)
SOG	Receive	BCOMTR Index †	2,272	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	08/15/2018	410	0	(1)	0	(1)

								$0	$(806)	$466	$(1,272)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	SPGCIAP Index(8) †	3.063%	Maturity	07/27/2018	$57	$0	$1	$1	$0
	Pay	SPGCICP Index(8) †	4.666	Maturity	08/01/2018	57	0	1	1	0
GST	Pay	GOLDLNPM Index(8) †	7.023	Maturity	07/29/2020	943	0	46	46	0
	Pay	GOLDLNPM Index(8) †	7.840	Maturity	09/09/2020	179	0	10	10	0
	Receive	SPGCIAP Index(8) †	3.063	Maturity	08/01/2018	57	0	1	1	0
	Receive	SPGCICP Index(8) †	3.706	Maturity	08/01/2018	29	0	0	0	0
JPM	Receive	CBOT Corn December Futures(8) †	3.063	Maturity	11/23/2018	57	0	0	0	0
	Receive	GOLDLNPM Index(8) †	3.861	Maturity	07/29/2020	865	0	(19)	0	(19)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	GOLDLNPM Index(8) †	3.976%	Maturity	07/29/2020	$78	$0	$(2)	$0	$(2)
	Receive	GOLDLNPM Index(8) †	4.268	Maturity	09/09/2020	179	0	(4)	0	(4)
	Receive	SLVRLND Index(8) †	5.336	Maturity	10/31/2018	22	0	(1)	0	(1)
	Receive	SPGCICP Index(8) †	3.671	Maturity	08/01/2018	93	0	(1)	0	(1)
MYC	Pay	GOLDLNPM Index(8) †	2.045	Maturity	10/25/2018	385	0	5	5	0
	Pay	GOLDLNPM Index(8) †	2.031	Maturity	10/31/2018	35	0	1	1	0
	Pay	GOLDLNPM Index(8) †	3.294	Maturity	07/17/2019	303	0	5	5	0
	Pay	GOLDLNPM Index(8) †	3.240	Maturity	07/26/2019	304	0	5	5	0
	Pay	GOLDLNPM Index(8) †	3.063	Maturity	10/08/2019	314	0	4	4	0
	Pay	GOLDLNPM Index(8) †	1.960	Maturity	05/12/2020	179	0	0	0	0
	Receive	SLVRLND Index(8) †	5.359	Maturity	10/25/2018	238	0	(7)	0	(7)
	Receive	SLVRLND Index(8) †	5.406	Maturity	10/31/2018	258	0	(7)	0	(7)
	Receive	SLVRLND Index(8) †	5.406	Maturity	11/06/2018	129	0	(4)	0	(4)
	Receive	SLVRLND Index(8) †	5.176	Maturity	12/03/2018	88	0	(2)	0	(2)
	Receive	SLVRLND Index(8) †	4.840	Maturity	12/19/2018	1,182	0	(24)	0	(24)
	Receive	SLVRLND Index(8) †	7.317	Maturity	07/17/2019	203	0	(6)	0	(6)
	Receive	SLVRLND Index(8) †	7.398	Maturity	07/26/2019	201	0	(6)	0	(6)
	Receive	SLVRLND Index(8) †	7.023	Maturity	10/08/2019	207	0	(4)	0	(4)
	Receive	SLVRLND Index(8) †	4.580	Maturity	05/12/2020	117	0	0	0	0
SOG	Receive	CBOT Soybean November Futures(8) †	2.756	Maturity	10/26/2018	783	0	(1)	0	(1)
	Receive	CBOT Soybean November Futures(8) †	2.789	Maturity	10/26/2018	150	0	0	0	0
	Receive	CBOT Soybean November Futures(8) †	2.822	Maturity	10/26/2018	89	0	0	0	0
	Pay	GOLDLNPM Index(8) †	1.782	Maturity	06/08/2020	150	0	0	0	0
	Receive	SLVRLND Index(8) †	4.410	Maturity	06/08/2020	95	0	0	0	0
	Pay	SPGCIAP Index(8) †	3.610	Maturity	07/27/2018	24	0	(1)	0	(1)
	Pay	SPGCIAP Index(8) †	3.610	Maturity	08/01/2018	24	0	(1)	0	(1)
	Receive	SPGCICP Index(8) †	4.000	Maturity	07/26/2019	50	0	0	0	0

							$0	$(11)	$79	$(90)

Total Swap Agreements							$(165)	$(1,813)	$619	$(2,597)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$41	$0	$3	$44	$(14)	$0	$0	$(14)	$30	$0	$30
BPS	769	0	0	769	(361)	(7)	0	(368)	401	(270)	131
BRC	1	0	1	2	0	0	(1)	(1)	1	0	1
CBK	287	0	0	287	(42)	(26)	(2)	(70)	217	(280)	(63)
CKL	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
DUB	417	0	3	420	(37)	0	(1,099)	(1,136)	(716)	637	(79)
FBF	4	0	0	4	0	0	0	0	4	0	4
GLM	91	0	3	94	0	(7)	(1)	(8)	86	(260)	(174)
GST	0	0	1	1	0	0	(10)	(10)	(9)	0	(9)
HUS	537	0	1	538	(35)	0	(19)	(54)	484	(320)	164
JPM	508	0	1	509	(261)	(7)	0	(268)	241	(260)	(19)
MSB	70	0	0	70	(12)	0	0	(12)	58	0	58
MYC	0	78	0	78	0	(43)	0	(43)	35	(170)	(135)
NGF	5	0	0	5	0	0	0	0	5	0	5
RYL	18	0	0	18	0	0	0	0	18	0	18
SCX	379	0	0	379	(95)	0	0	(95)	284	(190)	94
SSB	30	0	0	30	(29)	0	0	(29)	1	0	1
TOR	16	0	0	16	(16)	0	0	(16)	0	0	0
UAG	16	0	0	16	(16)	0	0	(16)	0	0	0
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BPS	0	0	6	6	0	0	(99)	(99)	(93)	390	297
CBK	0	0	12	12	0	0	(294)	(294)	(282)	835	553
CIB	0	0	8	8	0	0	(3)	(3)	5	0	5
FBF	0	0	0	0	0	0	(75)	(75)	(75)	298	223
GST	0	0	175	175	0	0	(212)	(212)	(37)	101	64
JPM	0	0	360	360	0	0	(61)	(61)	299	0	299
MAC	0	0	16	16	0	0	(103)	(103)	(87)	375	288
MEI	0	0	0	0	0	0	(130)	(130)	(130)	264	134
MYC	0	0	29	29	0	0	(477)	(477)	(448)	(1,223)	(1,671)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
RBC	$0	$0	$0	$0	$0	$0	$(7)	$(7)	$(7)	$0	$(7)
SOG	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)

Total Over the Counter	$3,189	$78	$619	$3,886	$(918)	$(105)	$(2,597)	$(3,620)

(l)

Securities with an aggregate market value of $3,937 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

(10)	The following table represents the individual positions within the total return swap as of June 30, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Corn September 2018 Futures	7.3%	$435	Aluminum August 2018 Futures	(22.0)%	$(1,315)
NYMEX — Natural Gas August 2018 Futures	54.0	3,225	Brent Crude September 2018 Futures	(3.6)	(216)
RBOB Gasoline August 2018 Futures	13.8	822	Copper September 2018 Futures	(11.3)	(674)
Sugar No. 11 October 2018 Futures	14.7	874	Cotton No. 02 December 2018 Futures	(11.0)	(654)
WTI Crude August 2018 Futures	4.5	270	Lean Hogs August 2018 Futures	(3.8)	(225)
			Live Cattle August 2018 Futures	(15.0)	(893)
			New York Harbor ULSD August 2018 Futures	(1.6)	(95)
			Nickel August 2018 Futures	(5.6)	(337)
			Wheat September 2018 Futures	(14.8)	(881)
			Zinc August 2018 Futures	(4.5)	(270)

Total Long Futures Contracts		$5,626	Total Short Futures Contracts		$(5,560)

CASH	98.9%	$5,906

		$11,532

Total Notional Amount					$5,972

(11)	The following table represents the individual positions within the total return swap as of June 30, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude September 2018 Futures	31.7%	$2,208	Aluminum May Futures	(7.0)%	$(485)
HKEX — Lead Mini August 2018 Futures	7.0	490	Arabica Coffee May Futures	(3.7)	(255)
Nickel August 2018 Futures	7.1	494	Cocoa May Futures	(3.8)	(263)
RBOB Gasoline August 2018 Futures	13.9	966	Corn May Futures	(17.8)	(1,243)
Soybean Meal December 2018 Futures	17.5	1,220	ICE — Natural Gas May Futures	(6.5)	(453)
Soybeans November 2018 Futures	24.1	1,681	Lean Hogs June Futures	(3.7)	(260)
			New York Harbor ULSD May Futures	(27.5)	(1,917)
			NYMEX — Natural Gas May Futures	(6.5)	(453)
			Wheat May Futures	(18.2)	(1,270)
			Zinc May Futures	(6.9)	(483)

Total Long Futures Contracts		$7,059	Total Short Futures Contracts		$(7,082)

CASH	100.3%	$7,001

		$14,060

Total Notional Amount					$6,978

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(12)	The following table represents the individual positions within the total return swap as of June 30, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude November 2018 Futures	18.6%	$1,571
Copper December 2018 Futures	9.0	756
Gold 100 oz. December 2018 Futures	12.2	1,034
Lean Hogs October 2018 Futures	1.1	97
Live Cattle October 2018 Futures	2.1	177
New York Harbor ULSD November 2018 Futures	7.3	617
Nickel November 2018 Futures	9.6	810
RBOB Gasoline November 2018 Futures	11.0	931
Silver December 2018 Futures	3.7	312
Soybean Meal December 2018 Futures	7.2	610
Soybeans November 2018 Futures	16.4	1,388
Sugar No. 11 October 2018 Futures	1.8	154

Total Long Futures Contracts		$8,457

Total Notional Amount		$8,457

(13)	The following table represents the individual positions within the total return swap as of June 30, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	5.8%	$567	Arabica Coffee December 2018 Futures	(4.3)%	$(425)
Brent Crude December 2018 Futures	5.9	580	Cocoa December 2018 Futures	(4.0)	(398)
Cotton No. 02 December 2018 Futures	6.4	628	Corn December 2018 Futures	(3.3)	(323)
Gas Oil November 2018 Futures	6.1	603	Gold 100 oz. December 2018 Futures	(9.6)	(943)
New York Harbor ULSD November 2018 Futures	6.1	600	HKEX — Lead Mini November 2018 Futures	(4.9)	(481)
RBOB Gasoline November 2018 Futures	6.0	595	Platinum October 2018 Futures	(7.0)	(692)
WTI Crude November 2018 Futures	5.8	575	Silver December 2018 Futures	(5.6)	(553)
Zinc November 2018 Futures	5.7	564	Soybeans November 2018 Futures	(3.6)	(351)
			Sugar No. 11 March 2019 Futures	(5.4)	(535)
			Wheat December 2018 Futures	(3.8)	(378)

Total Long Futures Contracts		$4,712	Total Short Futures Contracts		$(5,079)

Total Notional Amount					$(367)

Commodity allocations for the JMABFNJ1 Index are calculated using each referenced commodity along with the notional exposure of the overall index.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	327	0	0	0	32	359
Swap Agreements	0	0	0	0	90	90

	$327	$0	$0	$0	$123	$450

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,189	$0	$3,189
Purchased Options	0	0	0	0	78	78
Swap Agreements	606	7	0	0	6	619

	$606	$7	$0	$3,189	$84	$3,886

	$933	$7	$0	$3,189	$207	$4,336

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$55	$0	$0	$0	$24	$79
Futures	341	0	0	0	63	404
Swap Agreements	0	5	0	0	77	82

	$396	$5	$0	$0	$164	$565

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$918	$0	$918
Written Options	0	23	0	11	71	105
Swap Agreements	1,465	36	0	0	1,096	2,597

	$1,465	$59	$0	$929	$1,167	$3,620

	$1,861	$64	$0	$929	$1,331	$4,185

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(49)	$0	$0	$0	$15	$(34)
Written Options	112	0	0	0	272	384
Futures	251	0	0	0	1,636	1,887
Swap Agreements	0	(143)	0	0	1,424	1,281

	$314	$(143)	$0	$0	$3,347	$3,518

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44)	$0	$(44)
Purchased Options	0	0	0	5	(144)	(139)
Written Options	0	0	0	10	34	44
Swap Agreements	16,263	13	0	0	728	17,004

	$16,263	$13	$0	$(29)	$618	$16,865

	$16,577	$(130)	$0	$(29)	$3,965	$20,383

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$35	$0	$0	$0	$(6)	$29
Written Options	(54)	0	0	0	(18)	(72)
Futures	(164)	0	0	0	(1,207)	(1,371)
Swap Agreements	0	148	0	0	175	323

	$(183)	$148	$0	$0	$(1,056)	$(1,091)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,614	$0	$3,614
Purchased Options	0	0	0	0	177	177
Written Options	0	3	0	6	(29)	(20)
Swap Agreements	(19,113)	(34)	0	0	303	(18,844)

	$(19,113)	$(31)	$0	$3,620	$451	$(15,073)

	$(19,296)	$117	$0	$3,620	$(605)	$(16,164)

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$15,397	$0	$15,397
Industrials	0	8,001	0	8,001
Utilities	0	7,121	0	7,121
Municipal Bonds & Notes
South Carolina	0	79	0	79
U.S. Government Agencies	0	64,662	0	64,662
U.S. Treasury Obligations	0	359,855	0	359,855
Non-Agency Mortgage-Backed Securities	0	7,824	0	7,824
Asset-Backed Securities	0	29,020	0	29,020
Sovereign Issues	0	35,046	0	35,046
Short-Term Instruments
Certificates of Deposit	0	1,399	0	1,399
Commercial Paper	0	2,662	0	2,662
Repurchase Agreements	0	75,811	0	75,811
Argentina Treasury Bills	0	1,324	0	1,324
Greece Treasury Bills	0	2,706	0	2,706
Japan Treasury Bills	0	6,594	0	6,594
U.S. Treasury Bills	0	7,183	0	7,183

	$0	$624,684	$0	$624,684

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,636	$0	$0	$6,636

Total Investments	$6,636	$624,684	$0	$631,320

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,386)	$0	$(6,386)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	359	91	0	450
Over the counter	0	3,886	0	3,886

	$359	$3,977	$0	$4,336

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(459)	(106)	0	(565)
Over the counter	0	(3,620)	0	(3,620)

	$(459)	$(3,726)	$0	$(4,185)

Total Financial Derivative Instruments	$(100)	$251	$0	$151

Totals	$6,536	$618,549	$0	$625,085

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts.

Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

SEMIANNUAL REPORT	JUNE 30, 2018	35

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

36	PIMCO VARIABLE INSURANCE TRUST

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

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Notes to Financial Statements (Cont.)

and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,727	$65,410	$(66,500)	$2	$(3)	$6,636	$10	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions involve  a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase

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agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to

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Notes to Financial Statements (Cont.)

Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its

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position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s

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Notes to Financial Statements (Cont.)

credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where

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Notes to Financial Statements (Cont.)

the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not

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correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the

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Notes to Financial Statements (Cont.)

investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial

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derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the

Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

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Notes to Financial Statements (Cont.)

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amount was $319,708. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the

Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$3,083	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$566,994	$571,454	$39,127	$39,436

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	140	$984	176	$1,250
Class M	2	14	14	90
Administrative Class	4,640	33,374	7,257	52,646
Advisor Class	1,581	11,489	2,252	16,464
Issued as reinvestment of distributions
Institutional Class	6	44	41	287
Class M	1	7	8	57
Administrative Class	539	3,827	4,079	28,472
Advisor Class	240	1,723	1,894	13,385
Cost of shares redeemed
Institutional Class	(55)	(397)	(172)	(1,262)
Class M	(4)	(26)	(15)	(103)
Administrative Class	(4,859)	(34,871)	(7,704)	(55,946)
Advisor Class	(1,582)	(11,511)	(2,933)	(21,372)
Net increase (decrease) resulting from Portfolio share transactions	649	$4,657	4,897	$33,968

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 28% of the Portfolio. One of the shareholders is a related party and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$389,660
Subsidiary % of Portfolio Net Assets	22.5%
Subsidiary Financial Statement Information
Total assets	$89,415
Total liabilities	$1,791
Net assets	$87,624
Total income	$844
Net investment income (loss)	$501
Net realized gain (loss)	$17,353
Net change in unrealized appreciation (depreciation)	$(19,359)
Increase (decrease) in net assets resulting from operations	$(1,505)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

SEMIANNUAL REPORT	JUNE 30, 2018	51

Notes to Financial Statements (Cont.)

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO CommodityRealReturn® Strategy Portfolio	$12,596	$20,855

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$633,930	$10,402	$(19,447)	$(9,045)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	53

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
CKL	Citibank N.A. London	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	MXN	Mexican Peso
AUD	Australian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	OTC	Over the Counter
HKEX	Hong Kong Stock Exchange	NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	EURMARGIN	European Refined Margin	MQCP563E	Macquarie MQCP563E Custom Commodity Index
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EURSIMP	Weighted Basket of Refined Products	NAPGASFO	Naphtha Fuel Oil Spread
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index	OPIS	Oil Price Information Service
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM	RBCAEC	Custom Commodity Forward Index
BCOMTR	Bloomberg Commodity Index Total Return	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	PIMCODB	PIMCO Custom Commodity Basket
BRENT	Brent Crude	HSFOCO	High Sulfur Fuel Oil-Brent Spread Calendar Swap	PLATGOLD	Platinum-Gold Spread
BRTDUBAI	Brent-Dubai Spread Calendar Swap	HSFOEW	High Sulfur Fuel Oil-East West Fuel Oil Spread Swap	SLVRLND	London Silver Market Fixing Ltd.
CDX.HY	Credit Derivatives Index - High Yield	ISDA	International Swaps and Derivatives Association, Inc.	SPGCIAP	S&P GSCI Aluminum ER
CDX.IG	Credit Derivatives Index - Investment Grade	JMABCTNE	J.P. Morgan Custom Commodity Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CIXBSTR3	Custom Commodity Index	JMABDEWE	J.P. Morgan Custom Commodity Index	SPGCINP	S&P GSCI Industrial Metals ER
CIXBXMB	Custom Commodity Index	JMABFNJ1	J.P. Morgan Custom Commodity Index	UKRPI	United Kingdom Retail Prices Index
CMBX	Commercial Mortgage-Backed Index	JMABNIC	J.P. Morgan Custom Commodity Index	ULSD	Ultra-Low Sulfur Diesel
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	LIBOR01M	1 Month USD-LIBOR	US0001M	1 Month USD Swap Rate
COCL	ICE BofAML Large Cap Contingent Capital Index	LLS	Light Louisiana Sweet Crude	US0003M	3 Month USD Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MEHCL	Custom Commodity Forward Index	US0006M	6 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	MEHMID	Custom Commodity Forward Index	US0012M	12 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MIDWTICAL	WTI Midland (Argus) Index	WCS	Western Canadian Select
EUR5050	European 50/50 Refining Margin

Other Abbreviations:
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
BTP	Buoni del Tesoro Poliennali	NCUA	National Credit Union Administration	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	oz.	Ounce	YOY	Year-Over-Year
DAC	Designated Activity Company

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Dynamic Bond Portfolio

* Effective July 30, 2018 the Fund’s name was changed from PIMCO Unconstrained Bond Portfolio to PIMCO Dynamic Bond Portfolio.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	29.6%
Asset-Backed Securities	19.3%
Corporate Bonds & Notes	17.7%
U.S. Government Agencies	12.3%
Short-Term Instruments‡	11.2%
Non-Agency Mortgage-Backed Securities	5.7%
Sovereign Issues	3.4%
Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	0.55%	2.48%	2.18%	2.69%
PIMCO Dynamic Bond Portfolio Class M	0.33%	2.02%	—	1.95%
PIMCO Dynamic Bond Portfolio Administrative Class	0.48%	2.33%	2.03%	2.34%
PIMCO Dynamic Bond Portfolio Advisor Class	0.43%	2.23%	1.92%	1.52%
3 Month USD LIBOR Index±	1.00%	1.67%	0.71%	0.61%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.88% for Institutional Class shares, 1.33% for Class M shares, 1.03% for Administrative Class shares, and 1.13% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to performance, as total returns were positive during the reporting period.

»	Short exposure to Italian rates for most of the reporting period contributed to performance, as yields rose over the reporting period.

»	Exposure to U.S. breakeven inflation contributed to performance, as U.S. breakeven inflation rates increased.

»	Long positions in U.S. nominal rates, primarily at the 3-7 year portion of the yield curve, detracted from performance, as yields increased.

»	Long positioning in the Argentine peso detracted from performance, as the currency depreciated versus the U.S. dollar over the reporting period.

»	Holdings of sovereign emerging markets external debt detracted from performance. The broader market for external emerging market debt declined.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,005.50	$4.87	$1,000.00	$1,019.93	$4.91	0.98%
Class M	1,000.00	1,003.30	7.10	1,000.00	1,017.70	7.15	1.43
Administrative Class	1,000.00	1,004.80	5.62	1,000.00	1,019.19	5.66	1.13
Advisor Class	1,000.00	1,004.30	6.11	1,000.00	1,018.70	6.16	1.23

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
01/01/2018 - 06/30/2018+	$10.54	$0.16	$(0.10)	$0.06	$(0.14)	$0.00	$(0.14)
12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)
12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)
12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)
12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	(0.13)
12/31/2013	10.46	0.18	(0.28)	(0.10)	(0.07)	(0.04)	(0.11)
Class M
01/01/2018 - 06/30/2018+	10.54	0.14	(0.11)	0.03	(0.11)	0.00	(0.11)
12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)
12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)
12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)
10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	(0.02)
Administrative Class
01/01/2018 - 06/30/2018+	10.54	0.15	(0.10)	0.05	(0.13)	0.00	(0.13)
12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)
12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)
12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)
12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	(0.11)
12/31/2013	10.46	0.17	(0.28)	(0.11)	(0.06)	(0.04)	(0.10)
Advisor Class
01/01/2018 - 06/30/2018+	10.54	0.15	(0.10)	0.05	(0.13)	0.00	(0.13)
12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)
12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)
12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)
12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	(0.10)
04/30/2013 - 12/31/2013	10.64	0.14	(0.46)	(0.32)	(0.03)	(0.04)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Portfolio’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.46	0.55%	$24,992	0.98	%*	0.98	%*	0.85	%*	0.85	%*	3.04	%*	77%
10.54	5.16	30,451	0.92	(c)	0.92	(c)	0.89	(c)	0.89	(c)	2.70		210
10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02		364
9.92	(1.53)	15,902	0.91		0.91		0.90		0.90		2.83		414
10.45	3.20	374	0.90		0.90		0.90		0.90		1.32		255
10.25	(0.97)	866	0.90		0.90		0.90		0.90		1.77		928

10.46	0.33	699	1.43	*	1.43	*	1.30	*	1.30	*	2.65	*	77
10.54	4.69	685	1.37	(c)	1.37	(c)	1.34	(c)	1.34	(c)	2.13		210
10.21	4.42	672	1.36		1.36		1.35		1.35		2.53		364
9.92	(1.96)	345	1.36		1.36		1.35		1.35		2.37		414
10.45	(0.17)	15	1.35	*	1.35	*	1.35	*	1.35	*	2.42	*	255

10.46	0.48	275,727	1.13	*	1.13	*	1.00	*	1.00	*	2.95	*	77
10.54	5.01	281,332	1.07	(c)	1.07	(c)	1.04	(c)	1.04	(c)	2.43		210
10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87		364
9.92	(1.68)	263,768	1.06		1.06		1.05		1.05		2.50		414
10.45	3.04	288,528	1.05		1.05		1.05		1.05		1.25		255
10.25	(1.12)	404,497	1.05		1.05		1.05		1.05		1.59		928

10.46	0.43	13,279	1.23	*	1.23	*	1.10		1.10	*	2.86	*	77
10.54	4.90	12,874	1.17	(c)	1.17	(c)	1.14	(c)	1.14	(c)	2.34		210
10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76		364
9.92	(1.78)	9,126	1.16		1.16		1.15		1.15		2.47		414
10.45	2.94	4,805	1.15		1.15		1.15		1.15		1.53		255
10.25	(3.02)	285	1.12	*	1.15	*	1.12	*	1.15	*	2.04	*	928

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Dynamic Bond Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$332,849
Investments in Affiliates	37,149
Financial Derivative Instruments
Exchange-traded or centrally cleared	103
Over the counter	1,454
Cash	1
Deposits with counterparty	2,429
Foreign currency, at value	837
Receivable for investments sold	52
Receivable for TBA investments sold	23,572
Receivable for Portfolio shares sold	33
Interest and/or dividends receivable	1,688
Dividends receivable from Affiliates	37
Total Assets	400,204

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$12,604
Financial Derivative Instruments
Exchange-traded or centrally cleared	200
Over the counter	2,080
Payable for investments purchased	601
Payable for investments in Affiliates purchased	37
Payable for TBA investments purchased	68,557
Payable for unfunded loan commitments	989
Deposits from counterparty	160
Payable for Portfolio shares redeemed	13
Accrued investment advisory fees	147
Accrued supervisory and administrative fees	80
Accrued distribution fees	3
Accrued servicing fees	35
Other liabilities	1
Total Liabilities	85,507

Net Assets	$314,697

Net Assets Consist of:
Paid in capital	$302,562
Undistributed (overdistributed) net investment income	8,150
Accumulated undistributed net realized gain (loss)	(3,127)
Net unrealized appreciation (depreciation)	7,112

Net Assets	$314,697

Net Assets:
Institutional Class	$24,992
Class M	699
Administrative Class	275,727
Advisor Class	13,279

Shares Issued and Outstanding:
Institutional Class	2,389
Class M	67
Administrative Class	26,355
Advisor Class	1,269

Net Asset Value Per Share Outstanding:
Institutional Class	$10.46
Class M	10.46
Administrative Class	10.46
Advisor Class	10.46

Cost of investments in securities	$329,869
Cost of investments in Affiliates	$37,152
Cost of foreign currency held	$854
Cost or premiums of financial derivative instruments, net	$2,518

* Includes repurchase agreements of:	$479

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$6,385
Dividends	16
Dividends from Investments in Affiliates	45
Total Income	6,446

Expenses:
Investment advisory fees	871
Supervisory and administrative fees	475
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	208
Distribution and/or servicing fees - Advisor Class	16
Trustee fees	4
Interest expense	197
Miscellaneous expense	2
Total Expenses	1,775

Net Investment Income (Loss)	4,671

Net Realized Gain (Loss):
Investments in securities	(3,292)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	5,041
Over the counter financial derivative instruments	534
Foreign currency	8

Net Realized Gain (Loss)	2,292

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,110)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(414)
Over the counter financial derivative instruments	228
Foreign currency assets and liabilities	(30)

Net Change in Unrealized Appreciation (Depreciation)	(5,330)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,633

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$4,671	$7,701
Net realized gain (loss)	2,292	4,968
Net change in unrealized appreciation (depreciation)	(5,330)	2,546

Net Increase (Decrease) in Net Assets Resulting from Operations	1,633	15,215

Distributions to Shareholders:
From net investment income
Institutional Class	(333)	(353)
Class M	(8)	(10)
Administrative Class	(3,466)	(4,876)
Advisor Class	(156)	(201)

Total Distributions(a)	(3,963)	(5,440)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(8,315)	11,959

Total Increase (Decrease) in Net Assets	(10,645)	21,734

Net Assets:
Beginning of period	325,342	303,608
End of period*	$314,697	$325,342

* Including undistributed (overdistributed) net investment income of:	$8,150	$7,442

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Dynamic Bond Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%
Avolon Holdings Ltd.
4.088% (LIBOR03M + 2.000%) due 01/15/2025 ~		$596	$589
Caesars Resort Collection LLC
4.844% (LIBOR03M + 2.750%) due 12/22/2024 ~		299	298
CenturyLink, Inc.
4.844% (LIBOR03M + 2.750%) due 01/31/2025 ~		299	293
Charter Communications Operating LLC
4.100% (LIBOR03M + 2.000%) due 04/30/2025 ~		196	196
Wand Merger Corp.
TBD% due 04/27/2019 ∎		1,000	994

Total Loan Participations and Assignments (Cost $2,375)			2,370

CORPORATE BONDS & NOTES 20.8%

BANKING & FINANCE 14.0%
ABN AMRO Bank NV
4.750% due 07/28/2025		100	100
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~		100	60
American International Group, Inc.
4.125% due 02/15/2024		300	302
Bank of America Corp.
0.000% due 10/21/2025 ~	MXN	2,000	129
3.550% due 03/05/2024 •		$1,400	1,386
5.875% due 03/15/2028 •(i)		600	587
Barclays Bank PLC
7.625% due 11/21/2022 (j)		400	431
14.000% due 06/15/2019 •(i)	GBP	500	731
Barclays PLC
4.375% due 01/12/2026		$1,000	974
6.500% due 09/15/2019 •(i)(j)	EUR	200	241
8.250% due 12/15/2018 •(i)(j)		$2,100	2,137
Blackstone CQP Holdco LP
6.500% due 03/20/2021		300	301
Citigroup, Inc.
4.044% due 06/01/2024 •		600	604
6.250% due 08/15/2026 •(i)		200	208
Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	491
3.750% due 07/21/2026		700	656
6.875% due 03/19/2020 (j)	EUR	1,100	1,426
Credit Agricole S.A.
6.500% due 06/23/2021 •(i)(j)		300	378
Credit Suisse AG
6.500% due 08/08/2023 (j)		$600	640
Credit Suisse Group AG
2.997% due 12/14/2023 •		550	527
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		700	674
Deutsche Bank AG
4.250% due 10/14/2021		1,450	1,429
Ford Motor Credit Co. LLC
3.589% due 02/15/2023 ~		900	906
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		800	781
3.200% due 02/23/2023		300	293
3.625% due 01/22/2023		300	298
3.691% due 06/05/2028 •		1,800	1,708
HSBC Holdings PLC
3.400% due 03/08/2021		600	600
3.821% (US0003M + 1.500%) due 01/05/2022 ~		400	412
4.300% due 03/08/2026		500	502
6.000% due 05/22/2027 •(i)(j)		500	465
6.250% due 03/23/2023 •(i)(j)		500	491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
3.875% due 01/12/2028		$1,000	$859
JPMorgan Chase & Co.
3.780% (US0003M + 1.480%) due 03/01/2021 ~		2,000	2,056
5.829% (US0003M + 3.470%) due 07/30/2018 ~(i)		700	708
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(i)(j)	GBP	400	539
7.625% due 06/27/2023 •(i)(j)		1,956	2,829
7.875% due 06/27/2029 •(i)(j)		200	307
Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		$700	672
Morgan Stanley
3.125% due 01/23/2023		200	195
3.591% due 07/22/2028 •		800	761
3.772% due 01/24/2029 •		100	96
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	300
Nationwide Building Society
3.766% due 03/08/2024 •		300	294
4.302% due 03/08/2029 •		1,700	1,639
10.250% ~(i)	GBP	2	452
Navient Corp.
5.875% due 03/25/2021		$200	204
Nissan Motor Acceptance Corp.
2.650% due 09/26/2018		200	200
Rio Oil Finance Trust
9.250% due 07/06/2024		477	513
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(i)(j)		1,200	1,278
Santander UK PLC
2.500% due 03/14/2019		1,400	1,397
3.400% due 06/01/2021		500	500
Springleaf Finance Corp.
6.125% due 05/15/2022		250	256
Standard Chartered PLC
3.461% (US0003M + 1.130%) due 08/19/2019 ~		800	807
Stichting AK Rabobank Certificaten
6.500% (i)	EUR	50	69
Synchrony Bank
3.000% due 06/15/2022		$500	482
Toronto-Dominion Bank
3.331% (US0003M + 1.000%) due 04/07/2021 ~		800	813
UBS AG
5.125% due 05/15/2024 (j)		1,300	1,299
7.625% due 08/17/2022 (j)		250	277
Unigel Luxembourg S.A.
10.500% due 01/22/2024		400	413
Wand Merger Corp.
9.125% due 07/15/2026 (b)		600	600
Wells Fargo & Co.
2.600% due 07/22/2020		200	197
2.625% due 07/22/2022		400	386
3.000% due 02/19/2025		1,300	1,227
3.584% due 05/22/2028 •		400	384

			43,877

INDUSTRIALS 5.5%
AbbVie, Inc.
2.300% due 05/14/2021		100	97
Allergan Sales LLC
4.875% due 02/15/2021		233	240
Altice Financing S.A.
6.625% due 02/15/2023		400	395
7.500% due 05/15/2026		700	679
Altice France S.A.
5.625% due 05/15/2024	EUR	400	485
Amazon.com, Inc.
4.050% due 08/22/2047		$600	589

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
3.000% due 04/15/2030		$379	$357
Anheuser-Busch InBev Worldwide, Inc.
3.048% (US0003M + 0.690%) due 08/01/2018 ~		3,400	3,402
4.000% due 04/13/2028		600	600
BC Unlimited Liability Co.
4.250% due 05/15/2024		300	286
Broadcom Corp.
3.000% due 01/15/2022		400	389
3.625% due 01/15/2024		100	97
CCO Holdings LLC
5.000% due 02/01/2028		700	644
Centene Escrow Corp.
5.375% due 06/01/2026		500	508
Charter Communications Operating LLC
4.908% due 07/23/2025		400	404
6.484% due 10/23/2045		100	106
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	626
7.000% due 06/30/2024		200	219
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		200	194
Continental Resources, Inc.
4.375% due 01/15/2028		300	298
CVS Health Corp.
4.100% due 03/25/2025		800	797
5.125% due 07/20/2045		100	102
Dell International LLC
3.480% due 06/01/2019		150	150
4.420% due 06/15/2021		250	254
6.020% due 06/15/2026		150	158
DISH DBS Corp.
7.875% due 09/01/2019		400	416
Exela Intermediate LLC
10.000% due 07/15/2023		300	308
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	200	238
IRB Holding Corp.
6.750% due 02/15/2026		$300	287
Kraft Heinz Foods Co.
2.000% due 07/02/2018		350	350
Marvell Technology Group Ltd.
4.200% due 06/22/2023		500	500
Murphy Oil Corp.
5.750% due 08/15/2025		200	200
Newfield Exploration Co.
5.375% due 01/01/2026		500	514
Penske Truck Leasing Co. LP
3.950% due 03/10/2025		500	495
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)		301	127
QUALCOMM, Inc.
4.800% due 05/20/2045		100	100
Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	128
Sirius XM Radio, Inc.
3.875% due 08/01/2022		200	194
Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		400	402
Universal Health Services, Inc.
3.750% due 08/01/2019		400	402
Valeant Pharmaceuticals International, Inc.
8.500% due 01/31/2027		300	305
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	393

			17,435

UTILITIES 1.3%
AT&T, Inc.
2.975% due 06/01/2021 ~		800	804
4.100% due 02/15/2028		306	293

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras Global Finance BV
4.375% due 05/20/2023		$50	$47
5.999% due 01/27/2028		1,868	1,694
6.250% due 12/14/2026	GBP	100	133
6.850% due 06/05/2115		$350	295
Verizon Communications, Inc.
3.443% due 05/15/2025 ~		600	600
4.125% due 03/16/2027		300	296

			4,162

Total Corporate Bonds & Notes (Cost $66,712)			65,474

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	111
7.750% due 01/01/2042		100	109

			220

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)		200	81

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		200	204

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		3,000	186

Total Municipal Bonds & Notes (Cost $636)			691

U.S. GOVERNMENT AGENCIES 14.4%
Fannie Mae, TBA
3.000% due 08/01/2048		4,100	3,967
3.500% due 07/01/2048 - 08/01/2048		40,400	40,176
Freddie Mac
1.672% due 10/25/2021 ~(a)		365	15
4.077% (- 1.0*LIBOR01M + 6.150%) due 07/15/2047 ~(a)		1,198	211
Ginnie Mae, TBA
4.000% due 07/01/2048		1,000	1,025

Total U.S. Government Agencies (Cost $45,151)			45,394

U.S. TREASURY OBLIGATIONS 34.8%
U.S. Treasury Bonds
2.875% due 11/15/2046		150	147
U.S. Treasury Inflation Protected Securities (h)
0.125% due 07/15/2024 )		844	821
0.250% due 01/15/2025		5,881	5,722
0.375% due 07/15/2027		3,073	2,990
0.625% due 01/15/2026		5,082	5,056
2.000% due 01/15/2026 (p)		821	899
2.375% due 01/15/2025		2,658	2,949
2.375% due 01/15/2027		2,124	2,417
U.S. Treasury Notes
1.250% due 07/31/2023		4,000	3,717
1.375% due 06/30/2023		7,550	7,070
1.375% due 08/31/2023		4,600	4,296
1.750% due 09/30/2022		5,700	5,482
1.875% due 12/15/2020 (l)		11,100	10,914
1.875% due 07/31/2022		5,200	5,034
2.000% due 05/31/2021 (n)(p)		1,100	1,081
2.000% due 12/31/2021 (n)(p)		3,600	3,520
2.000% due 07/31/2022 (p)		11,400	11,090
2.000% due 11/30/2022 (n)(p)		1,000	970

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 04/30/2024		$3,600	$3,448
2.000% due 05/31/2024 (l)		2,900	2,776
2.125% due 09/30/2021 (n)		16,500	16,233
2.250% due 12/31/2023		4,150	4,040
2.250% due 01/31/2024		1,270	1,236
2.500% due 05/15/2024		2,600	2,559
2.750% due 02/15/2024		5,200	5,193

Total U.S. Treasury Obligations (Cost $113,010)			109,660

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Assets Trust
2.301% due 06/25/2037 •		961	893
Banc of America Funding Trust
2.274% due 07/20/2036 •		1,531	1,512
Banc of America Mortgage Trust
4.405% due 06/25/2035 ~		144	138
BCAP LLC Trust
5.250% due 06/26/2036		411	286
Bear Stearns Adjustable Rate Mortgage Trust
3.566% due 11/25/2034 ~		570	518
3.725% due 01/25/2035 ~		11	11
CBA Commercial Small Balance Commercial Mortgage
2.591% due 06/25/2038 •		1,203	776
Countrywide Alternative Loan Trust
2.261% due 01/25/2037 ^•		622	608
2.264% due 02/20/2047 ^•		314	260
5.500% due 04/25/2035		929	811
6.000% due 02/25/2037 ^		400	300
6.500% due 11/25/2037 ^		560	435
Countrywide Home Loan Mortgage Pass-Through Trust
3.215% due 02/20/2036 ~		471	389
3.679% due 08/25/2034 ~		222	216
Credit Suisse Mortgage Capital Certificates
2.287% due 12/27/2035 •		898	880
Deutsche ALT-A Securities, Inc.
2.421% due 08/25/2037 •		710	588
Downey Savings & Loan Association Mortgage Loan Trust
2.275% due 10/19/2036 •		660	555
First Horizon Alternative Mortgage Securities Trust
4.012% due 06/25/2036 ~		277	257
4.018% due 01/25/2036 ^~		256	205
4.023% due 06/25/2034 ~		148	148
First Horizon Mortgage Pass-Through Trust
3.530% due 11/25/2037 ^~		2,024	1,901
GSMPS Mortgage Loan Trust
8.000% due 01/25/2035		588	654
HarborView Mortgage Loan Trust
2.905% due 11/19/2034 •		54	50
IndyMac Mortgage Loan Trust
2.301% due 04/25/2046 •		2,361	2,201
3.651% due 08/25/2037 ~		330	288
3.703% due 10/25/2034 ~		32	33
Lehman XS Trust
2.261% due 12/25/2036 ^•		237	247
2.316% due 08/25/2046 •		539	508
Mortgage Equity Conversion Asset Trust
2.840% due 05/25/2042 «•		672	605
RBSSP Resecuritization Trust
2.210% due 02/26/2037 •		616	614
RMAC Securities PLC
0.779% due 06/12/2044 •	GBP	1,279	1,626
Structured Asset Mortgage Investments Trust
2.291% due 08/25/2036 •		$784	915
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		252	253
Thornburg Mortgage Securities Trust
2.221% due 06/25/2037 •		352	341
3.341% due 06/25/2037 ^•		46	42
WaMu Mortgage Pass-Through Certificates Trust
2.551% due 04/25/2045 •		73	73
Washington Mutual Mortgage Pass-Through Certificates Trust
3.541% due 09/25/2035 ^•		851	760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
3.895% due 06/25/2035 ~	$175	$180

Total Non-Agency Mortgage-Backed Securities (Cost $19,377)		21,077

ASSET-BACKED SECURITIES 22.7%
Accredited Mortgage Loan Trust
2.577% due 09/25/2035 •	1,000	847
ACE Securities Corp. Home Equity Loan Trust
2.251% due 05/25/2036 •	187	187
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.811% due 03/25/2035 •	1,098	1,103
Argent Securities Trust
2.241% due 07/25/2036 •	822	703
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.471% due 02/25/2036 •	1,692	1,335
Asset-Backed Funding Certificates Trust
2.251% due 01/25/2037 •	2,917	1,964
2.311% due 01/25/2037 •	2,029	1,377
Asset-Backed Securities Corp. Home Equity Loan Trust
3.111% due 07/25/2035 •	4,263	4,113
Bear Stearns Asset-Backed Securities Trust
2.581% due 09/25/2035 •	1,100	1,092
2.766% due 11/25/2035 ^•	1,650	1,650
Belle Haven ABS CDO Ltd.
2.714% due 11/03/2044 •	248	126
2.754% due 11/03/2044 •	380	192
Business Jet Securities LLC
4.447% due 06/15/2033 «	500	501
CIT Mortgage Loan Trust
3.441% due 10/25/2037 •	814	823
Citigroup Mortgage Loan Trust
2.231% due 08/25/2036 •	13	13
Citigroup Mortgage Loan Trust, Inc.
2.541% due 10/25/2035 •	1,000	993
Countrywide Asset-Backed Certificates
2.221% due 12/25/2036 ^•	377	353
2.231% due 08/25/2037 •	1,708	1,683
2.231% due 08/25/2037 •	542	511
2.231% due 06/25/2047 ^•	632	584
2.241% due 07/25/2036 •	200	200
2.241% due 04/25/2047 •	595	574
2.271% due 11/25/2047 ^•	619	548
2.301% due 05/25/2047 •	2,347	1,614
4.788% due 07/25/2036 ×	300	298
Countrywide Asset-Backed Certificates Trust
3.096% due 08/25/2035 •	1,660	1,679
4.551% due 08/25/2035 ×	379	387
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	290	293
Credit-Based Asset Servicing & Securitization LLC
3.886% due 03/25/2037 ^×	2,589	1,458
First Franklin Mortgage Loan Trust
2.451% due 11/25/2035 •	4,000	3,856
GSAA Home Equity Trust
2.371% (US0001M + 0.280%) due 07/25/2037 ~	2,876	1,178
5.985% due 06/25/2036 ~	1,204	599
GSAMP Trust
2.291% due 11/25/2036 •	1,042	659
2.321% due 03/25/2047 •	2,000	1,701
Home Equity Asset Trust
2.781% due 08/25/2035 •	1,900	1,853
HSI Asset Securitization Corp. Trust
2.201% due 12/25/2036 •	2,272	888
2.311% due 12/25/2036 •	639	251
Huntington CDO Ltd.
2.633% due 11/05/2040 •	9	9
Jamestown CLO Ltd.
3.038% due 07/15/2026 •	380	379
JPMorgan Mortgage Acquisition Corp.
2.431% due 02/25/2036 •	1,060	1,031

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KVK CLO Ltd.
3.498% due 01/15/2026 •	$412	$413
Limerock CLO Ltd.
3.655% due 04/18/2026 •	431	431
Long Beach Mortgage Loan Trust
2.611% due 08/25/2045 •	1,020	996
2.701% due 08/25/2035 •	2,000	1,839
MASTR Specialized Loan Trust
2.461% due 01/25/2037 •	1,735	1,056
Morgan Stanley ABS Capital, Inc. Trust
2.216% due 07/25/2036 •	456	398
2.231% due 11/25/2036 •	201	134
2.231% due 05/25/2037 •	750	686
2.241% due 07/25/2036 •	826	460
2.241% due 10/25/2036 •	481	316
Morgan Stanley Capital, Inc. Trust
2.271% due 03/25/2036 •	18	14
2.381% due 01/25/2036 •	335	332
Morgan Stanley Home Equity Loan Trust
2.231% due 12/25/2036 •	2,293	1,416
2.351% due 04/25/2036 •	3,331	2,700
Morgan Stanley IXIS Real Estate Capital Trust
2.241% due 07/25/2036 •	1,658	937
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.491% due 02/25/2037 ^•	2,353	1,116
OFSI Fund Ltd.
3.255% due 10/18/2026 •	800	799
OHA Credit Partners Ltd.
3.479% due 04/20/2025 •	598	598
Option One Mortgage Loan Trust
2.421% due 04/25/2037 •	3,457	2,298
Residential Asset Securities Corp. Trust
2.781% due 11/25/2035 •	3,100	3,068
Saratoga Investment Corp. CLO Ltd.
3.909% due 10/20/2025 •	2,000	2,006
Securitized Asset-Backed Receivables LLC Trust
2.751% due 08/25/2035 •	960	657
2.856% due 02/25/2034 •	382	377
Sierra Madre Funding Ltd.
2.405% due 09/07/2039 •	677	606
2.425% due 09/07/2039 •	3,643	3,261
SoFi Consumer Loan Program LLC
2.770% due 05/25/2026	444	440
SpringCastle America Funding LLC
3.050% due 04/25/2029	843	841
Staniford Street CLO Ltd.
3.521% due 06/15/2025 •	363	363
Structured Asset Investment Loan Trust
2.811% (US0001M + 0.720%) due 10/25/2035 ~	117	118
Structured Asset Securities Corp. Mortgage Loan Trust
3.096% due 11/25/2035 •	1,000	991
Triaxx Prime CDO Ltd.
2.261% due 10/02/2039 •	111	69
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 ×	423	422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
3.125% due 06/25/2047 ×		$156	$155
Wells Fargo Home Equity Asset-Backed Securities Trust
2.321% due 04/25/2037 •		1,182	1,147
WhiteHorse Ltd.
3.563% due 02/03/2025 •		292	292

Total Asset-Backed Securities (Cost $64,115)			71,357

SOVEREIGN ISSUES 3.9%
Argentina Government International Bond
5.875% due 01/11/2028		1,000	816
6.875% due 01/11/2048		500	379
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,373	$75
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		100	3
40.000% (ARPP7DRR) due 06/21/2020 ~		44,857	1,616
Brazil Government International Bond
5.625% due 02/21/2047		$50	43
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (f)	BRL	7,800	1,948
Kuwait International Government Bond
3.500% due 03/20/2027		$1,300	1,268
New Zealand Government International Bond
2.000% due 09/20/2025 (h)	NZD	213	151
3.000% due 09/20/2030 (h)		844	662
Peru Government International Bond
6.150% due 08/12/2032	PEN	2,000	626
Qatar Government International Bond
3.875% due 04/23/2023		$700	701
4.500% due 04/23/2028		200	202
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	500	602
Saudi Government International Bond
3.625% due 03/04/2028		$500	476
4.500% due 04/17/2030		1,500	1,501
4.500% due 10/26/2046		600	555
4.625% due 10/04/2047		500	467
Slovenia Government International Bond
5.250% due 02/18/2024		300	327

Total Sovereign Issues (Cost $13,864)			12,418

SHORT-TERM INSTRUMENTS 1.5%

CERTIFICATES OF DEPOSIT 0.5%
Barclays Bank PLC
1.940% due 09/04/2018		600	600
Credit Suisse AG
2.722% (US0001M + 0.620%) due 09/28/2018 ~		900	901

			1,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (k) 0.2%
			$479

SHORT-TERM NOTES 0.1%
Letras del Banco Central de la Republica Argentina
0.010% due 07/18/2018 (g)	ARS	3,190	108
25.500% due 08/15/2018 (g)		420	14
25.600% due 07/18/2018 (g)		1,566	53
25.650% due 08/15/2018 (g)		2,010	66
25.800% due 08/15/2018 (g)		1,650	54
33.500% due 07/18/2018 (g)		190	7

			302

ARGENTINA TREASURY BILLS 0.3%
7.982% due 09/14/2018 - 10/12/2018 (e)(f)		7,169	248
1.206% due 08/10/2018 (e)(f)		$600	597

			845

GREECE TREASURY BILLS 0.4%
0.911% due 10/05/2018 - 11/02/2018 (e)(f)	EUR	1,100	1,281

Total Short-Term Instruments (Cost $4,629)			4,408

Total Investments in Securities (Cost $329,869)			332,849

INVESTMENTS IN AFFILIATES 11.8%

SHORT-TERM INSTRUMENTS 11.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.8%
PIMCO Short-Term Floating NAV Portfolio III		3,757,731	$37,149

Total Short-Term Instruments (Cost $37,152)			37,149

Total Investments in Affiliates (Cost $37,152)			37,149

Total Investments 117.6% (Cost $367,021)			$369,998

Financial Derivative Instruments (m)(o) (0.2)% (Cost or Premiums, net $2,518)			(723)

Other Assets and Liabilities, net (17.4)%			(54,578)

Net Assets 100.0%			$314,697

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$479	U.S. Treasury Notes 2.750% due 11/15/2023	$(492)	$479	$479

Total Repurchase Agreements						$(492)	$479	$479

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	2.050%	06/19/2018	07/16/2018	$(2,013)	$(2,015)
	2.110	06/08/2018	07/09/2018	(191)	(190)
	2.130	06/11/2018	07/11/2018	(287)	(287)
RCY	2.030	06/08/2018	07/11/2018	(9,813)	(9,825)
	2.070	05/16/2018	07/16/2018	(286)	(287)

Total Reverse Repurchase Agreements					$(12,604)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$479	$0	$0	$479	$(492)	$(13)
GRE	0	(2,492)	0	(2,492)	2,488	(4)
RCY	0	(10,112)	0	(10,112)	10,021	(91)

Total Borrowings and Other Financing Transactions	$479	$(12,604)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(12,604)	$0	$0	$(12,604)

Total Borrowings	$0	$(12,604)	$0	$0	$(12,604)

Payable for reverse repurchase agreements					$(12,604)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(l)	Securities with an aggregate market value of $12,510 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(15,260) at a weighted average interest rate of 1.803%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$118.000	07/27/2018	50	$50	$(12)	$(1)
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	119.500	07/27/2018	44	44	(19)	(8)
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	121.500	07/27/2018	44	44	(17)	(5)

Total Written Options					$(48)	$(14)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2018	128	$	14,543	$24	$0	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	608	$	(147,660)	$1,381	$0	$0
Euro-BTP Italy Government Bond September Futures	09/2018	82	EUR	(12,184)	51	0	(145)
U.S. Treasury 30-Year Bond September Futures	09/2018	5	$	(725)	(23)	0	0

					$1,409	$0	$(145)

Total Futures Contracts					$1,433	$0	$(148)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Kinder Morgan Energy Partners LP	(1.000)%	Quarterly	03/20/2019	0.083%	$	200	$(2)	$1	$(1)	$0	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2018	0.100		350	(3)	2	(1)	0	0

							$(5)	$3	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	09/20/2018	0.100%	$1,300	$8	$(5)	$3	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2019	0.122	1,100	12	(5)	7	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2020	0.253	400	8	(1)	7	0	0
Citigroup, Inc.	1.000	Quarterly	03/20/2019	0.185	500	5	(2)	3	0	0
Ford Motor Co.	5.000	Quarterly	03/20/2019	0.114	400	23	(8)	15	0	0
MetLife, Inc.	1.000	Quarterly	03/20/2019	0.090	800	9	(3)	6	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.407	900	22	(4)	18	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.470	400	10	(2)	8	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.573	400	10	(3)	7	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2019	1.055	2,200	162	(32)	130	0	(3)

						$269	$(65)	$204	$0	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	600	$(20)	$7	$(13)	$0	$0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		3,900	(103)	29	(74)	0	(2)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		2,500	(15)	(26)	(41)	0	0

						$(138)	$10	$(128)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$1,300	$77	$1	$78	$1	$0
CDX.IG-25 5-Year Index	1.000	Quarterly	12/20/2020	2,500	9	32	41	1	0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	700	13	(1)	12	0	0
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023	1,300	23	(3)	20	1	0

					$122	$29	$151	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.500%	Maturity	01/02/2020	BRL	86,200	$(2)	$(196)	$(198)	$6	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019	$	5,400	55	17	72	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020		6,600	154	43	197	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,700	1,363	418	1,781	12	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018		20,300	(229)	299	70	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		12,100	(255)	958	703	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		500	(3)	47	44	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		7,600	(136)	822	686	7	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		700	(5)	12	7	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		23,200	865	92	957	13	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	12/03/2025		2,100	0	110	110	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		17,200	1,075	(50)	1,025	14	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		300	(4)	17	13	0	0
Receive	3-Month USD-LIBOR	2.330	Semi-Annual	08/19/2025		2,800	(150)	241	91	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		5,000	575	(79)	496	8	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	09/19/2023	EUR	14,800	(89)	241	152	0	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	09/19/2048		3,000	80	(104)	(24)	0	(28)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/19/2023	GBP	700	10	(4)	6	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2023		18,200	(12)	(169)	(181)	11	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		2,100	(30)	(13)	(43)	0	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		700	(23)	(7)	(30)	0	0
Receive	6-Month GBP-LIBOR	2.050	Semi-Annual	09/23/2019		600	(23)	9	(14)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	820,000	(16)	(48)	(64)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		200,000	18	(23)	(5)	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,000,000	26	(122)	(96)	0	(4)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	42,900	(24)	(73)	(97)	15	0

							$3,220	$2,438	$5,658	$100	$(33)

Total Swap Agreements							$3,468	$2,415	$5,883	$103	$(38)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$103	$103	$(14)	$ (148)	$ (38)	$ (200)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(n)

Securities with an aggregate market value of $4,410 and cash of $2,429 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	BRL	1,400		$413	$52	$0
	07/2018		$1,284	AUD	1,739	3	0
	07/2018		363	BRL	1,400	0	(2)
	08/2018	ARS	1,650		$77	22	0
	08/2018	AUD	1,739		1,284	0	(3)
	09/2018	ARS	806		37	11	0
	09/2018	SGD	3,307		2,491	59	0
	10/2018		$580	EGP	10,701	0	0
BPS	07/2018	ARS	6,271		$228	12	0
	07/2018	BRL	7,600		1,971	10	0
	07/2018	EUR	9,645		11,187	0	(77)
	07/2018	JPY	182,096		1,677	32	0
	07/2018		$443	ARS	12,542	1	(12)
	07/2018		2,005	BRL	7,600	0	(44)
	08/2018	ARS	2,010		$93	27	0
	01/2019	BRL	7,800		2,027	49	0
CBK	07/2018		1,000		297	39	0
	07/2018	GBP	5,065		6,710	26	0
	07/2018		$14	ARS	364	0	(2)
	07/2018		259	BRL	1,000	0	(1)
	07/2018		1,522	RUB	96,236	9	0
	08/2018		1,300	TRY	5,753	0	(70)
DUB	07/2018	ARS	6,271		$216	0	(1)
	07/2018	BRL	6,192		1,577	0	(21)
	07/2018		$225	ARS	6,271	0	(8)
	07/2018		1,606	BRL	6,192	0	(8)
	01/2021		87		380	1	0
GLM	07/2018	BRL	2,497		$696	51	0
	07/2018	EUR	406		476	3	(1)
	07/2018	GBP	245		327	3	0
	07/2018		$648	BRL	2,497	0	(3)
	07/2018		1,590	EUR	1,356	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2018	ARS	2,245		$106	$30	$0
	07/2018	BRL	2,701		700	4	0
	07/2018	RUB	96,236		1,527	0	(4)
	07/2018		$12	ARS	315	0	(1)
	07/2018		725	BRL	2,701	0	(28)
	08/2018	ARS	420		$19	5	0
	08/2018		$1,011	ARS	26,897	0	(127)
	08/2018		3,817	RUB	239,857	4	(24)
	01/2021	BRL	380		$59	0	(29)
JPM	07/2018	AUD	1,739		1,310	23	0
	07/2018	BRL	4,929		1,381	110	0
	07/2018	CAD	1,859		1,434	20	0
	07/2018	EUR	328		385	2	0
	07/2018	NZD	1,079		760	29	0
	07/2018		$1,278	BRL	4,929	0	(7)
MSB	07/2018	ARS	2,174		$77	3	0
	07/2018	BRL	7,617		2,041	76	0
	07/2018		$2,021	BRL	7,617	0	(56)
	08/2018	BRL	7,617		$2,016	57	0
	10/2018		$271	EGP	4,987	0	(1)
	11/2018	EUR	200		$243	7	0
NGF	07/2018	ARS	1,016		36	1	0
	09/2018	TWD	63,759		2,152	50	0
SCX	07/2018		$520	EGP	9,928	30	0
	07/2018		326	GBP	246	0	(1)
SSB	07/2018		10,504	EUR	9,023	33	0
	08/2018	EUR	9,023		$10,527	0	(33)
	10/2018		600		745	40	0
TOR	07/2018		$1,657	JPY	182,096	0	(13)
	08/2018	JPY	182,096		$1,661	13	0
	11/2018	EUR	300		364	11	0
UAG	07/2018		$6,696	GBP	5,064	0	(13)
	08/2018	GBP	5,064		$6,705	13	0
	08/2018		$161	MXN	3,150	0	(4)

Total Forward Foreign Currency Contracts						$971	$(601)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	700	$33	$46
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	12/04/2018		28,000	59	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		2,300	117	56
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		4,600	238	112
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		700	34	46
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		31,600	179	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		5,400	260	146

Total Purchased Options								$920	$410

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$	3,100	$(34)	$(65)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		11,600	(120)	(189)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.173	12/04/2018		5,900	(59)	(4)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		23,000	(245)	(376)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		3,100	(34)	(65)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		27,100	(287)	(411)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		6,800	(179)	(1)

								$(958)	$(1,111)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	$98.172	07/05/2018	$	3,500	$(8)	$0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	98.195	07/05/2018		400	(1)	0

						$(9)	$0

Total Written Options						$(967)	$(1,111)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	1.040%	$100	$6	$(6)	$0	$0
BPS	UBS AG	(1.000)	Quarterly	06/20/2024	1.040	200	13	(12)	1	0

							$19	$(18)	$1	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.418%	$	1,600	$(25)	$(5)	$0	$(30)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.749		100	(3)	4	1	0
BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	4.158		350	29	(18)	11	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.749		500	(16)	20	4	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.298		1,700	11	(5)	6	0
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.125		200	(3)	2	0	(1)
DUB	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.451		200	0	1	1	0
FBF	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.451		100	0	0	0	0
GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	4.158		350	29	(18)	11	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.749		400	(13)	16	3	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.125		300	(3)	2	0	(1)
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.298		300	2	(1)	1	0
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2019	1.104		1,600	1	(2)	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.451		1,000	1	2	3	0
JPM	Qatar Government International Bond	1.000	Quarterly	06/20/2019	0.361		1,000	20	(14)	6	0
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.426		100	1	2	3	0

								$31	$(14)	$50	$(33)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	1,680	$(345)	$214	$0	$(131)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019		300	40	(18)	22	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		1,227	(252)	156	0	(96)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		1,228	(255)	159	0	(96)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		1,600	(55)	48	0	(7)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		1,100	(38)	33	0	(5)

							$(905)	$592	$22	$(335)

Total Swap Agreements							$(855)	$560	$73	$(368)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$147	$46	$22	$215	$(5)	$(65)	$(161)	$(231)	$(16)	$231	$215
BPS	131	0	2	133	(133)	0	0	(133)	0	0	0
BRC	0	0	21	21	0	0	(96)	(96)	(75)	53	(22)
CBK	74	59	0	133	(73)	(193)	(1)	(267)	(134)	286	152
DUB	1	0	1	2	(38)	0	0	(38)	(36)	(90)	(126)
GLM	57	158	0	215	(11)	(441)	0	(452)	(237)	274	37
GST	0	0	15	15	0	0	(1)	(1)	14	0	14
HUS	43	0	3	46	(213)	0	(1)	(214)	(168)	0	(168)
JPM	184	0	6	190	(7)	0	0	(7)	183	0	183
MSB	143	0	0	143	(57)	0	0	(57)	86	0	86
MYC	0	147	3	150	0	(412)	(103)	(515)	(365)	318	(47)
NGF	51	0	0	51	0	0	0	0	51	0	51
SCX	30	0	0	30	(1)	0	0	(1)	29	(30)	(1)
SSB	73	0	0	73	(33)	0	0	(33)	40	(40)	0
TOR	24	0	0	24	(13)	0	0	(13)	11	0	11
UAG	13	0	0	13	(17)	0	(5)	(22)	(9)	0	(9)

Total Over the Counter	$971	$410	$73	$1,454	$(601)	$(1,111)	$(368)	$(2,080)

(p)

Securities with an aggregate market value of $1,163 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$100	$103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$971	$0	$971
Purchased Options	0	0	0	0	410	410
Swap Agreements	0	73	0	0	0	73

	$0	$73	$0	$971	$410	$1,454

	$0	$76	$0	$971	$510	$1,557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	148	148
Swap Agreements	0	5	0	0	33	38

	$0	$5	$0	$0	$195	$200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$601	$0	$601
Written Options	0	0	0	0	1,111	1,111
Swap Agreements	0	368	0	0	0	368

	$0	$368	$0	$601	$1,111	$2,080

	$0	$373	$0	$601	$1,306	$2,280

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$37	$37
Futures	0	0	0	0	450	450
Swap Agreements	0	113	0	0	4,441	4,554

	$0	$113	$0	$0	$4,928	$5,041

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$195	$0	$195
Purchased Options	0	0	0	0	(139)	(139)
Written Options	0	0	0	49	204	253
Swap Agreements	0	225	0	0	0	225

	$0	$225	$0	$244	$65	$534

	$0	$338	$0	$244	$4,993	$5,575

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$33	$33
Futures	0	0	0	0	909	909
Swap Agreements	0	(16)	0	0	(1,340)	(1,356)

	$0	$(16)	$0	$0	$(398)	$(414)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$936	$0	$936
Purchased Options	0	0	0	0	256	256
Written Options	0	0	0	15	(837)	(822)
Swap Agreements	0	(142)	0	0	0	(142)

	$0	$(142)	$0	$951	$(581)	$228

	$0	$(158)	$0	$951	$(979)	$(186)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,370	$0	$2,370
Corporate Bonds & Notes
Banking & Finance	0	43,877	0	43,877
Industrials	0	17,435	0	17,435
Utilities	0	4,162	0	4,162
Municipal Bonds & Notes
Illinois	0	220	0	220
Puerto Rico	0	81	0	81
Texas	0	204	0	204
West Virginia	0	186	0	186
U.S. Government Agencies	0	45,394	0	45,394
U.S. Treasury Obligations	0	109,660	0	109,660
Non-Agency Mortgage-Backed Securities	0	20,472	605	21,077
Asset-Backed Securities	0	70,856	501	71,357
Sovereign Issues	0	12,418	0	12,418
Short-Term Instruments
Certificates of Deposit	0	1,501	0	1,501
Repurchase Agreements	0	479	0	479
Short-Term Notes	0	302	0	302
Argentina Treasury Bills	0	845	0	845
Greece Treasury Bills	0	1,281	0	1,281

	$0	$331,743	$1,106	$332,849

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$37,149	$0	$0	$37,149

Total Investments	$37,149	$331,743	$1,106	$369,998

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	103	0	103
Over the counter	0	1,454	0	1,454

	$0	$1,557	$0	$1,557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(148)	(52)	0	(200)
Over the counter	0	(2,080)	0	(2,080)

	$(148)	$(2,132)	$0	$(2,280)

Total Financial Derivative Instruments	$(148)	$(575)	$0	$(723)

Totals	$37,001	$331,168	$1,106	$369,275

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (formerly PIMCO Unconstrained Bond Portfolio) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,807	$75,145	$(40,800)	$1	$(4)	$37,149	$45	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the

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underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had $993,750 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

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Notes to Financial Statements (Cont.)

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently

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Notes to Financial Statements (Cont.)

marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment

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policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity

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Notes to Financial Statements (Cont.)

dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments

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Notes to Financial Statements (Cont.)

may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any

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obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory  Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may

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Notes to Financial Statements (Cont.)

include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$245,358	$252,510	$38,652	$11,628

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	430	$4,493	1,485	$15,691
Class M	5	53	7	72
Administrative Class	1,842	19,370	2,524	26,206
Advisor Class	116	1,230	555	5,794
Issued as reinvestment of distributions
Institutional Class	32	333	34	353
Class M	1	8	1	10
Administrative Class	330	3,466	465	4,876
Advisor Class	15	156	19	201
Cost of shares redeemed
Institutional Class	(962)	(10,120)	(167)	(1,744)
Class M	(4)	(42)	(9)	(90)
Administrative Class	(2,512)	(26,377)	(3,295)	(34,451)
Advisor Class	(84)	(885)	(474)	(4,959)
Net increase (decrease) resulting from Portfolio share transactions	(791)	$(8,315)	1,145	$11,959

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 65% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2018	41

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Dynamic Bond Portfolio	$4,615	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO Dynamic Bond Portfolio	$369,691	$17,355	$(10,372)	$6,983

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

Effective July 30, 2018, PIMCO Unconstrained Bond Portfolio changed its name to PIMCO Dynamic Bond Portfolio.

There were no other subsequent events identified that require recognition or disclosure.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RCY	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
BRL	Brazilian Real	MXN	Mexican Peso	TRY	Turkish New Lira
CAD	Canadian Dollar	NZD	New Zealand Dollar	TWD	Taiwanese Dollar
EGP	Egyptian Pound	PEN	Peruvian New Sol	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	T1Y	1 Year Treasury
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

SEMIANNUAL REPORT	JUNE 30, 2018	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Emerging Markets Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

4	PIMCO VARIABLE INSURANCE TRUST

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 06/30/2018†§

United States‡	9.8%
Mexico	7.7%
Indonesia	7.7%
Brazil	7.0%
Argentina	6.2%
Luxembourg	5.1%
Turkey	4.8%
Ukraine	3.1%
Colombia	2.3%
Chile	2.0%
China	2.0%
Venezuela	1.9%
Kazakhstan	1.9%
South Africa	1.9%
Sri Lanka	1.9%
Nigeria	1.7%
Saudi Arabia	1.7%
Ireland	1.7%
Dominican Republic	1.5%
Azerbaijan	1.5%
Hong Kong	1.5%
Panama	1.4%
Oman	1.4%
Egypt	1.3%
Russia	1.3%
Uruguay	1.2%
Israel	1.2%
Poland	1.1%
Ecuador	1.0%
Tanzania	1.0%
Other	12.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	(4.85)%	(1.35)%	3.64%	—	3.16%
PIMCO Emerging Markets Bond Portfolio Class M	(5.06)%	(1.79)%	—	—	2.54%
PIMCO Emerging Markets Bond Portfolio Administrative Class	(4.92)%	(1.50)%	3.49%	5.50%	8.80%
PIMCO Emerging Markets Bond Portfolio Advisor Class	(4.97)%	(1.59)%	3.39%	5.39%	5.56%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	(5.23)%	(2.45)%	4.42%	6.50%	8.89%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.85% for Institutional Class shares, 1.30% for Class M shares, 1.00% for Administrative Class shares, and 1.10% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to Lebanese external sovereign debt contributed to performance.

»	Underweight exposure to Philippine external sovereign debt contributed to performance.

»	Selection within Venezuelan external sovereign and quasi-sovereign debt detracted from performance.

»	Overweight exposure to Argentine external debt detracted from performance.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$951.50	$4.16	$1,000.00	$1,020.53	$4.31	0.86%
Class M	1,000.00	949.40	6.33	1,000.00	1,018.30	6.56	1.31
Administrative Class	1,000.00	950.80	4.89	1,000.00	1,019.79	5.06	1.01
Advisor Class	1,000.00	950.30	5.37	1,000.00	1,019.29	5.56	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total
Institutional Class
01/01/2018 - 06/30/2018+	$13.14	$0.23	$(0.86)	$(0.63)	$(0.26)	$0.00	$(0.26)
12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	(0.68)
12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	(0.67)
12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	(0.74)
12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	(1.00)
12/31/2013	15.32	0.69	(1.71)	(1.02)	(0.74)	(0.12)	(0.86)
Class M
01/01/2018 - 06/30/2018+	13.14	0.20	(0.86)	(0.66)	(0.23)	0.00	(0.23)
12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)
12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)
12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)
11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	(0.36)
Administrative Class
01/01/2018 - 06/30/2018+	13.14	0.22	(0.86)	(0.64)	(0.25)	0.00	(0.25)
12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)
12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)
12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)
12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	(0.98)
12/31/2013	15.32	0.67	(1.72)	(1.05)	(0.71)	(0.12)	(0.83)
Advisor Class
01/01/2018 - 06/30/2018+	13.14	0.22	(0.87)	(0.65)	(0.24)	0.00	(0.24)
12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)
12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)
12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)
12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	(0.97)
12/31/2013	15.32	0.66	(1.72)	(1.06)	(0.70)	(0.12)	(0.82)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

					Ratios/Supplemental Data
					Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.25	(4.85)%	$38,822	0.85	%*	0.85	%*	0.85	%*	0.85	%*	3.70	%*	18%
13.14	10.03	34,246	0.85		0.85		0.85		0.85		5.03		35
12.58	13.48	21,191	0.85		0.85		0.85		0.85		5.37		33
11.70	(2.09)	13,852	0.85		0.85		0.85		0.85		5.23		29
12.69	1.66	6,252	0.85		0.85		0.85		0.85		5.02		29
13.44	(6.81)	370	0.85		0.85		0.85		0.85		4.82		24

12.25	(5.06)	985	1.30	*	1.30	*	1.30	*	1.30	*	3.23	*	18
13.14	9.55	993	1.30		1.30		1.30		1.30		4.60		35
12.58	12.97	729	1.30		1.30		1.30		1.30		4.92		33
11.70	(2.53)	475	1.30		1.30		1.30		1.30		4.84		29
12.69	(4.32)	27	1.30	*	1.30	*	1.30	*	1.30	*	4.92	*	29

12.25	(4.92)	186,160	1.00	*	1.00	*	1.00	*	1.00	*	3.50	*	18
13.14	9.87	210,102	1.00		1.00		1.00		1.00		4.90		35
12.58	13.31	217,567	1.00		1.00		1.00		1.00		5.19		33
11.70	(2.24)	216,156	1.00		1.00		1.00		1.00		5.02		29
12.69	1.51	238,653	1.00		1.00		1.00		1.00		4.83		29
13.44	(6.95)	271,266	1.00		1.00		1.00		1.00		4.67		24

12.25	(4.97)	49,687	1.10	*	1.10	*	1.10	*	1.10	*	3.42	*	18
13.14	9.76	51,954	1.10		1.10		1.10		1.10		4.79		35
12.58	13.20	45,559	1.10		1.10		1.10		1.10		5.12		33
11.70	(2.34)	32,407	1.10		1.10		1.10		1.10		4.91		29
12.69	1.41	38,685	1.10		1.10		1.10		1.10		4.73		29
13.44	(7.04)	31,270	1.10		1.10		1.10		1.10		4.56		24

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$253,427
Investments in Affiliates	17,322
Financial Derivative Instruments
Over the counter	1,149
Cash	1
Deposits with counterparty	2,218
Foreign currency, at value	128
Receivable for investments sold	60
Receivable for Portfolio shares sold	72
Interest and/or dividends receivable	4,082
Dividends receivable from Affiliates	32
Total Assets	278,491

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$12
Over the counter	1,041
Payable for investments purchased	1,215
Payable for investments in Affiliates purchased	32
Deposits from counterparty	280
Payable for Portfolio shares redeemed	15
Accrued investment advisory fees	106
Accrued supervisory and administrative fees	94
Accrued distribution fees	11
Accrued servicing fees	24
Other liabilities	7
Total Liabilities	2,837

Net Assets	$275,654

Net Assets Consist of:
Paid in capital	$294,292
Undistributed (overdistributed) net investment income	3,461
Accumulated undistributed net realized gain (loss)	(3,764)
Net unrealized appreciation (depreciation)	(18,335)

Net Assets	$275,654

Net Assets:
Institutional Class	$38,822
Class M	985
Administrative Class	186,160
Advisor Class	49,687

Shares Issued and Outstanding:
Institutional Class	3,170
Class M	80
Administrative Class	15,201
Advisor Class	4,057

Net Asset Value Per Share Outstanding:
Institutional Class	$12.25
Class M	12.25
Administrative Class	12.25
Advisor Class	12.25

Cost of investments in securities	$272,359
Cost of investments in Affiliates	$17,320
Cost of foreign currency held	$130
Cost or premiums of financial derivative instruments, net	$(2,114)

* Includes repurchase agreements of:	$314

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$6,380
Dividends from Investments in Affiliates	109
Total Income	6,489

Expenses:
Investment advisory fees	647
Supervisory and administrative fees	575
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	148
Distribution and/or servicing fees - Advisor Class	65
Trustee fees	4
Interest expense	6
Total Expenses	1,447

Net Investment Income (Loss)	5,042

Net Realized Gain (Loss):
Investments in securities	884
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(269)
Over the counter financial derivative instruments	1,402
Foreign currency	4

Net Realized Gain (Loss)	2,020

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(20,480)
Exchange-traded or centrally cleared financial derivative instruments	(313)
Over the counter financial derivative instruments	(1,009)
Foreign currency assets and liabilities	(86)

Net Change in Unrealized Appreciation (Depreciation)	(21,888)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,826)

* Foreign tax withholdings	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$5,042	$14,615
Net realized gain (loss)	2,020	152
Net change in unrealized appreciation (depreciation)	(21,888)	13,258

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,826)	28,025

Distributions to Shareholders:
From net investment income
Institutional Class	(760)	(1,449)
Class M	(18)	(45)
Administrative Class	(3,908)	(11,278)
Advisor Class	(1,002)	(2,432)

Total Distributions(a)	(5,688)	(15,204)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,127)	(572)

Total Increase (Decrease) in Net Assets	(21,641)	12,249

Net Assets:
Beginning of period	297,295	285,046
End of period*	$275,654	$297,295

* Including undistributed (overdistributed) net investment income of:	$3,461	$4,107

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.9%

ANGOLA 0.1%

SOVEREIGN ISSUES 0.1%
Angolan Government International Bond
8.250% due 05/09/2028		$400	$401

Total Angola (Cost $400)			401

ARGENTINA 6.1%

SOVEREIGN ISSUES 6.1%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	1,600	1,107
2.500% due 12/31/2038 ×		$2,500	1,427
3.375% due 01/15/2023	EUR	1,300	1,383
5.250% due 01/15/2028		400	403
5.625% due 01/26/2022		$2,500	2,342
5.875% due 01/11/2028		1,400	1,142
6.250% due 04/22/2019		650	654
6.875% due 04/22/2021		500	494
6.875% due 01/26/2027		3,100	2,740
6.875% due 01/11/2048		2,150	1,630
7.125% due 07/06/2036		900	725
7.125% due 06/28/2117		300	230
7.625% due 04/22/2046		50	41
7.820% due 12/31/2033	EUR	688	804
8.280% due 12/31/2033		$841	791
Provincia de Buenos Aires
9.950% due 06/09/2021		300	310
10.875% due 01/26/2021		200	207
Provincia de Cordoba
7.125% due 06/10/2021		150	142
Provincia de la Rioja
9.750% due 02/24/2025		200	187
Provincia de Neuquen
7.500% due 04/27/2025		160	134

Total Argentina (Cost $19,341)			16,893

AZERBAIJAN 1.5%

CORPORATE BONDS & NOTES 1.4%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		$3,500	3,782

SOVEREIGN ISSUES 0.1%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		400	398

Total Azerbaijan (Cost $4,146)			4,180

BAHAMAS 0.4%

SOVEREIGN ISSUES 0.4%
Bahamas Government International Bond
6.000% due 11/21/2028		$1,050	1,055

Total Bahamas (Cost $1,050)			1,055

BRAZIL 6.9%

CORPORATE BONDS & NOTES 4.2%
B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020		$500	510
Banco do Brasil S.A.
3.875% due 10/10/2022		1,025	960
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	450
Braskem Netherlands Finance BV
4.500% due 01/10/2028		600	553
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		4,100	3,926
Caixa Economica Federal
4.500% due 10/03/2018		500	501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		$500	$491
6.875% due 07/30/2019		1,500	1,541
Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2018 (e)(g)		623	10
Petrobras Global Finance BV
6.125% due 01/17/2022		170	173
6.850% due 06/05/2115		600	506
7.250% due 03/17/2044		500	464
7.375% due 01/17/2027		1,400	1,402
Samarco Mineracao S.A.
5.750% due 10/24/2023 ^(b)		200	147

			11,634

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,600	1,557

SOVEREIGN ISSUES 2.1%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		830	856
Brazil Government International Bond
5.000% due 01/27/2045		1,910	1,517
5.625% due 01/07/2041		50	43
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (e)	BRL	5,100	1,274
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		8,000	2,097

			5,787

Total Brazil (Cost $20,545)			18,978

CAYMAN ISLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (e)		$11	11
0.000% due 11/30/2025 (e)		333	280
0.000% due 05/15/2030 (e)		800	505
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		400	409
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		219	207
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (a)		383	190
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		830	754

Total Cayman Islands (Cost $2,950)			2,356

CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$400	382
4.500% due 09/16/2025		1,300	1,330
4.875% due 11/04/2044		600	620
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		700	693
GNL Quintero S.A.
4.634% due 07/31/2029		800	786
Itau CorpBanca
3.875% due 09/22/2019		600	603
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		870	827
4.500% due 08/15/2025		230	221

Total Chile (Cost $5,447)			5,462

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 1.9%

CORPORATE BONDS & NOTES 1.9%
CCCI Treasure Ltd.
3.500% due 04/21/2020 •(g)	$800	$784
Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	250	235
Sinopec Group Overseas Development Ltd.
3.250% due 09/13/2027	2,000	1,854
4.375% due 04/10/2024	700	715
4.875% due 05/17/2042	500	524
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	935
3.700% due 06/10/2025	300	293

Total China (Cost $5,532)		5,340

COLOMBIA 2.2%

CORPORATE BONDS & NOTES 0.9%
Ecopetrol S.A.
5.875% due 09/18/2023	$600	638
5.875% due 05/28/2045	1,300	1,238
7.375% due 09/18/2043	600	663

		2,539

SOVEREIGN ISSUES 1.3%
Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,472
3.875% due 04/25/2027	500	484
8.125% due 05/21/2024	300	361
10.375% due 01/28/2033	225	345

		3,662

Total Colombia (Cost $6,094)		6,201

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%
Costa Rica Government International Bond
4.250% due 01/26/2023	$400	380
4.375% due 04/30/2025	200	186
5.625% due 04/30/2043	400	340

Total Costa Rica (Cost $1,000)		906

DOMINICAN REPUBLIC 1.5%

SOVEREIGN ISSUES 1.5%
Dominican Republic International Bond
5.500% due 01/27/2025	$700	697
5.950% due 01/25/2027	2,100	2,082
6.500% due 02/15/2048	500	475
6.850% due 01/27/2045	400	398
6.875% due 01/29/2026	500	532

Total Dominican Republic (Cost $4,327)		4,184

ECUADOR 1.0%

CORPORATE BONDS & NOTES 0.1%
Petroamazonas EP
4.625% due 11/06/2020	$300	273

SOVEREIGN ISSUES 0.9%
Ecuador Government International Bond
7.875% due 01/23/2028	$2,000	1,683
7.950% due 06/20/2024	200	177
8.750% due 06/02/2023	400	376
9.625% due 06/02/2027	200	187

		2,423

Total Ecuador (Cost $3,094)		2,696

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 1.3%

SOVEREIGN ISSUES 1.3%
Egypt Government International Bond
5.577% due 02/21/2023	$1,000	$950
6.125% due 01/31/2022	1,100	1,084
7.500% due 01/31/2027	400	394
7.903% due 02/21/2048	200	183
8.500% due 01/31/2047	900	875

Total Egypt (Cost $3,698)		3,486

EL SALVADOR 0.4%

SOVEREIGN ISSUES 0.4%
El Salvador Government International Bond
5.875% due 01/30/2025	$900	846
7.650% due 06/15/2035	145	143

Total El Salvador (Cost $1,067)		989

GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabon Government International Bond
6.375% due 12/12/2024	$702	631

Total Gabon (Cost $685)		631

GHANA 0.6%

SOVEREIGN ISSUES 0.6%
Ghana Government International Bond
7.875% due 08/07/2023	$1,500	1,541

Total Ghana (Cost $1,607)		1,541

GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%
Guatemala Government International Bond
4.375% due 06/05/2027	$300	279
4.875% due 02/13/2028	410	393
5.750% due 06/06/2022	1,260	1,315

Total Guatemala (Cost $1,988)		1,987

HONG KONG 1.5%

CORPORATE BONDS & NOTES 1.5%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	593
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	2,200	2,228
CNPC General Capital Ltd.
2.750% due 05/14/2019	500	498
Nexen Energy ULC
6.400% due 05/15/2037	50	62
7.500% due 07/30/2039	450	623

Total Hong Kong (Cost $3,961)		4,004

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%
Hungary Government International Bond
5.375% due 02/21/2023	$100	106
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	500	525

Total Hungary (Cost $598)		631

INDIA 0.5%

SOVEREIGN ISSUES 0.5%
Export-Import Bank of India
3.375% due 08/05/2026	$700	644
3.875% due 02/01/2028	700	659

Total India (Cost $1,398)		1,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 7.5%

CORPORATE BONDS & NOTES 2.9%
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		$800	$795
4.875% due 10/01/2024		500	499
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	383
Pertamina Persero PT
4.300% due 05/20/2023		1,200	1,187
4.875% due 05/03/2022		500	509
5.250% due 05/23/2021		800	827
6.000% due 05/03/2042		1,500	1,496
6.450% due 05/30/2044		2,100	2,201
Perusahaan Listrik Negara PT
4.125% due 05/15/2027		200	185

			8,082

SOVEREIGN ISSUES 4.6%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	852
3.375% due 04/15/2023		$2,000	1,932
3.375% due 07/30/2025	EUR	100	126
4.350% due 01/11/2048		$700	628
4.750% due 01/08/2026		3,400	3,453
5.125% due 01/15/2045		200	197
5.250% due 01/17/2042		400	403
5.250% due 01/08/2047		600	602
6.625% due 02/17/2037		900	1,036
6.750% due 01/15/2044		1,700	2,027
7.750% due 01/17/2038		100	129
Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		600	588
4.400% due 03/01/2028		700	684

			12,657

Total Indonesia (Cost $20,697)			20,739

IRELAND 1.6%

CORPORATE BONDS & NOTES 1.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,100	1,106
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		3,100	3,196
6.025% due 07/05/2022		200	206

Total Ireland (Cost $4,504)			4,508

ISRAEL 1.2%

CORPORATE BONDS & NOTES 0.3%
Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$400	401
5.412% due 12/30/2025		320	322

			723

SOVEREIGN ISSUES 0.9%
Israel Government International Bond
3.250% due 01/17/2028		1,000	968
4.125% due 01/17/2048		700	663
4.500% due 01/30/2043		800	811

			2,442

Total Israel (Cost $3,220)			3,165

IVORY COAST 0.8%

SOVEREIGN ISSUES 0.8%
Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	400	471
5.250% due 03/22/2030		1,000	1,122
6.125% due 06/15/2033		$300	265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 03/03/2028		$300	$284

Total Ivory Coast (Cost $2,236)			2,142

JAMAICA 0.2%

SOVEREIGN ISSUES 0.2%
Jamaica Government International Bond
6.750% due 04/28/2028		$200	215
7.875% due 07/28/2045		200	222

Total Jamaica (Cost $400)			437

JORDAN 0.4%

SOVEREIGN ISSUES 0.4%
Jordan Government International Bond
5.750% due 01/31/2027		$1,000	931
6.125% due 01/29/2026		300	291

Total Jordan (Cost $1,301)			1,222

KAZAKHSTAN 1.8%

CORPORATE BONDS & NOTES 1.1%
Kazakhstan Temir Zholy National Co. JSC
4.850% due 11/17/2027		$400	388
KazMunayGas National Co. JSC
4.750% due 04/24/2025		1,700	1,705
4.750% due 04/19/2027		400	392
5.750% due 04/19/2047		200	191
9.125% due 07/02/2018		400	400

			3,076

SOVEREIGN ISSUES 0.7%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	906
4.875% due 10/14/2044		800	776
6.500% due 07/21/2045		300	354

			2,036

Total Kazakhstan (Cost $5,035)			5,112

KENYA 0.2%

SOVEREIGN ISSUES 0.2%
Kenya Government International Bond
7.250% due 02/28/2028		$400	385
8.250% due 02/28/2048		300	282

Total Kenya (Cost $700)			667

LUXEMBOURG 5.0%

ASSET-BACKED SECURITIES 0.1%
Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019 «	EUR	149	171

CORPORATE BONDS & NOTES 4.9%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,800	1,763
6.000% due 11/27/2023		300	313
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,000	2,086
6.510% due 03/07/2022		950	1,009
9.250% due 04/23/2019		1,000	1,044
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)		703	297
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024 •(h)		2,500	2,511
5.717% due 06/16/2021		600	621
6.125% due 02/07/2022		3,700	3,873

			13,517

Total Luxembourg (Cost $13,791)			13,688

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	$201

Total Malaysia (Cost $198)			201

MEXICO 7.6%

		SHARES
COMMON STOCKS 0.0%
Desarrolladora Homex S.A.B. de C.V. (c)		17,978	0
Hipotecaria Su Casita S.A. de C.V. «		5,259	0
Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		1,907	1

			1

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.1%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	279
BBVA Bancomer S.A.
6.750% due 09/30/2022		$500	534
Comision Federal de Electricidad
4.750% due 02/23/2027		400	391
4.875% due 01/15/2024		800	807
6.125% due 06/16/2045		600	614
Petroleos Mexicanos
6.350% due 02/12/2048		1,611	1,466
6.375% due 01/23/2045		300	277
6.500% due 03/13/2027		700	717
6.500% due 06/02/2041		8,120	7,656
6.625% due 06/15/2038		700	668
6.750% due 09/21/2047		100	95
6.875% due 08/04/2026		500	527

			14,031

SOVEREIGN ISSUES 2.5%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	1,063
4.600% due 01/23/2046		$1,108	1,022
4.600% due 02/10/2048		600	553
4.750% due 03/08/2044		350	327
5.550% due 01/21/2045		2,520	2,643
5.750% due 10/12/2110		700	691
6.050% due 01/11/2040		548	605

			6,904

Total Mexico (Cost $23,393)			20,936

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Mongolia Government International Bond
5.125% due 12/05/2022		$530	498
5.625% due 05/01/2023		700	664

Total Mongolia (Cost $1,228)			1,162

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		$300	278

Total Namibia (Cost $298)			278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.8%

CORPORATE BONDS & NOTES 0.8%
CIMPOR Financial Operations BV
5.750% due 07/17/2024	$800	$644
Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042	700	760
Metinvest BV
7.750% due 04/23/2023	800	752

Total Netherlands (Cost $2,346)		2,156

NIGERIA 1.7%

SOVEREIGN ISSUES 1.7%
Nigeria Government International Bond
6.375% due 07/12/2023	$200	198
6.500% due 11/28/2027	1,200	1,120
7.143% due 02/23/2030	1,000	946
7.625% due 11/28/2047	600	549
7.696% due 02/23/2038	400	379
7.875% due 02/16/2032	1,500	1,475

Total Nigeria (Cost $4,905)		4,667

OMAN 1.3%

SOVEREIGN ISSUES 1.3%
Oman Government International Bond
5.375% due 03/08/2027	$1,300	1,227
5.625% due 01/17/2028	2,400	2,265
6.500% due 03/08/2047	200	180

Total Oman (Cost $3,847)		3,672

PAKISTAN 0.2%

SOVEREIGN ISSUES 0.2%
Pakistan Government International Bond
6.875% due 12/05/2027	$700	610

Total Pakistan (Cost $700)		610

PANAMA 1.4%

SOVEREIGN ISSUES 1.4%
Panama Government International Bond
4.300% due 04/29/2053	$1,100	1,028
4.500% due 05/15/2047	700	681
9.375% due 04/01/2029	1,553	2,182

Total Panama (Cost $3,618)		3,891

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Paraguay Government International Bond
4.700% due 03/27/2027	$300	294
6.100% due 08/11/2044	400	411

Total Paraguay (Cost $700)		705

PERU 1.0%

CORPORATE BONDS & NOTES 0.4%
Petroleos del Peru S.A.
4.750% due 06/19/2032	$400	384
5.625% due 06/19/2047	300	292
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021	300	308

		984

SOVEREIGN ISSUES 0.6%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	200	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Peru Government International Bond
8.750% due 11/21/2033		$894	$1,314

			1,508

Total Peru (Cost $2,452)			2,492

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	1,064

Total Philippines (Cost $1,110)			1,064

POLAND 1.1%

SOVEREIGN ISSUES 1.1%
Poland Government International Bond
3.250% due 04/06/2026		$3,100	2,998

Total Poland (Cost $3,081)			2,998

QATAR 0.8%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		$100	110
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	374

			484

SOVEREIGN ISSUES 0.6%
Qatar Government International Bond
4.500% due 01/20/2022		800	820
5.103% due 04/23/2048		900	900

			1,720

Total Qatar (Cost $2,177)			2,204

ROMANIA 0.0%

SOVEREIGN ISSUES 0.0%
Romania Government International Bond
3.875% due 10/29/2035	EUR	100	120

Total Romania (Cost $111)			120

RUSSIA 1.2%

CORPORATE BONDS & NOTES 0.4%
SCF Capital Ltd.
5.375% due 06/16/2023		$800	802
VEON Holdings BV
5.200% due 02/13/2019		400	403

			1,205

SOVEREIGN ISSUES 0.8%
Russia Government International Bond
5.625% due 04/04/2042		1,900	1,992
5.875% due 09/16/2043		200	215

			2,207

Total Russia (Cost $3,321)			3,412

SAUDI ARABIA 1.7%

SOVEREIGN ISSUES 1.7%
Saudi Government International Bond
3.250% due 10/26/2026		$200	188
3.625% due 03/04/2028		800	762
4.000% due 04/17/2025		2,400	2,392
4.500% due 04/17/2030		1,200	1,201

Total Saudi Arabia (Cost $4,561)			4,543

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SENEGAL 0.6%

SOVEREIGN ISSUES 0.6%
Senegal Government International Bond
4.750% due 03/13/2028	EUR	100	$109
6.250% due 05/23/2033		$1,500	1,334
6.750% due 03/13/2048		200	172

Total Senegal (Cost $1,824)			1,615

SERBIA 0.7%

SOVEREIGN ISSUES 0.7%
Serbia Government International Bond
4.875% due 02/25/2020		$1,900	1,932

Total Serbia (Cost $1,945)			1,932

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%
BOC Aviation Ltd.
2.750% due 09/18/2022		$900	856

Total Singapore (Cost $896)			856

SOUTH AFRICA 1.9%

CORPORATE BONDS & NOTES 1.0%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	511
6.500% due 04/15/2040		100	100
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		400	387
7.125% due 02/11/2025		1,000	958
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		500	508
Myriad International Holdings BV
5.500% due 07/21/2025		200	206

			2,670

SOVEREIGN ISSUES 0.9%
South Africa Government International Bond
4.665% due 01/17/2024		100	98
4.875% due 04/14/2026		400	386
5.000% due 10/12/2046		300	250
5.875% due 06/22/2030		1,700	1,690

			2,424

Total South Africa (Cost $5,253)			5,094

SRI LANKA 1.9%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	494

SOVEREIGN ISSUES 1.7%
Sri Lanka Government International Bond
5.125% due 04/11/2019		700	700
5.750% due 01/18/2022		1,000	985
6.125% due 06/03/2025		1,100	1,031
6.250% due 07/27/2021		768	775
6.825% due 07/18/2026		700	672
6.850% due 11/03/2025		400	388

			4,551

Total Sri Lanka (Cost $5,085)			5,045

TANZANIA 0.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
Ministry of Finance and Economic Affairs
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		$2,000	2,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Tanzania Government International Bond
8.241% (US0006M + 6.000%) due 03/09/2020 ~	$622	$636

Total Tanzania (Cost $2,639)		2,638

TRINIDAD AND TOBAGO 0.2%

CORPORATE BONDS & NOTES 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	$567	554

Total Trinidad and Tobago (Cost $559)		554

TURKEY 4.7%

CORPORATE BONDS & NOTES 0.3%
Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023	$200	189
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	320	300
Turkiye Is Bankasi A/S
6.125% due 04/25/2024	400	365

		854

SOVEREIGN ISSUES 4.4%
Export Credit Bank of Turkey
4.250% due 09/18/2022	500	447
5.375% due 10/24/2023	200	182
Turkey Government International Bond
4.875% due 04/16/2043	1,100	822
5.125% due 02/17/2028	1,500	1,325
5.750% due 05/11/2047	1,000	810
6.000% due 03/25/2027	2,100	1,978
6.000% due 01/14/2041	600	511
6.125% due 10/24/2028	800	751
6.750% due 05/30/2040	1,700	1,560
6.875% due 03/17/2036	1,600	1,510
7.250% due 03/05/2038	700	686
7.500% due 11/07/2019	400	411
8.000% due 02/14/2034	1,100	1,155

		12,148

Total Turkey (Cost $14,708)		13,002

UKRAINE 3.0%

SOVEREIGN ISSUES 3.0%
Ukraine Government International Bond
0.000% due 05/31/2040 ~	$500	318
7.375% due 09/25/2032	300	258
7.750% due 09/01/2020	3,700	3,689
7.750% due 09/01/2021	1,600	1,582
7.750% due 09/01/2022	1,100	1,079
7.750% due 09/01/2023	500	483
7.750% due 09/01/2024	900	856

Total Ukraine (Cost $8,445)		8,265

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.3%
DP World Ltd.
6.850% due 07/02/2037	$600	686

SOVEREIGN ISSUES 0.1%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022	400	384

Total United Arab Emirates (Cost $923)		1,070

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
Polyus Finance PLC
4.700% due 01/29/2024	$200	188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 ×	$200	$202

Total United Kingdom (Cost $405)		390

UNITED STATES 3.2%

ASSET-BACKED SECURITIES 1.4%
Countrywide Asset-Backed Certificates Trust
2.331% due 02/25/2037 •	$900	876
2.841% due 11/25/2035 •	380	392
Morgan Stanley ABS Capital, Inc. Trust
2.856% due 01/25/2035 •	69	67
2.886% due 03/25/2034 •	746	738
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.611% due 09/25/2035 •	500	434
Soundview Home Loan Trust
2.991% due 10/25/2037 •	207	176
Wells Fargo Home Equity Asset-Backed Securities Trust
2.411% due 03/25/2037 •	1,500	1,215

		3,898

CORPORATE BONDS & NOTES 1.0%
Rio Oil Finance Trust
8.200% due 04/06/2028	500	508
9.250% due 07/06/2024	1,294	1,392
9.750% due 01/06/2027	915	985

		2,885

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
American Home Mortgage Investment Trust
3.998% due 09/25/2045 •	5	5
Banc of America Mortgage Trust
3.686% due 02/25/2036 ^~	2	2
BCAP LLC Trust
3.365% due 05/26/2037 ~	1,220	1,054
Bear Stearns Adjustable Rate Mortgage Trust
3.624% due 01/25/2035 ~	2	2
3.951% due 05/25/2047 ^~	18	16
Citigroup Mortgage Loan Trust
3.451% due 08/25/2035 ~	22	22
3.712% due 09/25/2037 ^~	38	37
CitiMortgage Alternative Loan Trust
2.741% due 10/25/2036 •	197	164
Countrywide Alternative Loan Trust
2.441% due 05/25/2036 ^•	190	111
GSR Mortgage Loan Trust
3.729% due 01/25/2036 ^~	6	6
IndyMac Mortgage Loan Trust
2.271% due 02/25/2037 •	303	281
2.731% due 07/25/2045 •	175	170
Morgan Stanley Mortgage Loan Trust
3.753% due 06/25/2036 ~	3	3
Suntrust Adjustable Rate Mortgage Loan Trust
3.721% due 10/25/2037 ^~	157	149
WaMu Mortgage Pass-Through Certificates Trust
3.475% due 02/25/2037 ^~	26	25
Washington Mutual Mortgage Pass-Through Certificates Trust
2.308% due 02/25/2047 ^•	290	263
Wells Fargo Mortgage-Backed Securities Trust
4.278% due 07/25/2036 ^~	6	6

		2,316

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
3.957% (US0012M + 1.815%) due 03/01/2036 ~	15	15

Total United States (Cost $8,655)		9,114

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
URUGUAY 1.2%

SOVEREIGN ISSUES 1.2%
Uruguay Government International Bond
4.975% due 04/20/2055	$400	$389
5.100% due 06/18/2050	2,500	2,467
7.625% due 03/21/2036	400	519

Total Uruguay (Cost $3,387)		3,375

VENEZUELA 1.9%

CORPORATE BONDS & NOTES 0.8%
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)	$3,790	891
5.500% due 04/12/2037 ^(b)	4,350	1,000
6.000% due 11/15/2026 ^(b)	1,200	258

		2,149

SOVEREIGN ISSUES 1.1%
Venezuela Government International Bond
6.000% due 12/09/2020 ^(b)	500	134
7.000% due 03/31/2038 ^(b)	300	82
7.650% due 04/21/2025 ^(b)	880	241
7.750% due 10/13/2019 ^(b)	3,240	897
8.250% due 10/13/2024 ^(b)	3,850	1,065
9.000% due 05/07/2023 ^(b)	800	220
9.250% due 09/15/2027 ^(b)	1,190	341
9.375% due 01/13/2034 ^(b)	40	12

		2,992

Total Venezuela (Cost $13,388)		5,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%
Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$1,150	$1,150

Total Virgin Islands (British) (Cost $1,145)			1,150

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (i) 0.1%
			314

ARGENTINA TREASURY BILLS 0.3%
4.840% due 07/13/2018 - 10/26/2018 (d)(e)		$910	905

GREECE TREASURY BILLS 1.0%
1.674% due 07/06/2018 (e)(f)	EUR	2,300	2,687

U.S. TREASURY BILLS 0.1%
1.853% due 08/02/2018 (e)(f)(l)		$265	265

Total Short-Term Instruments (Cost $4,244)			4,171

Total Investments in Securities (Cost $272,359)			253,427

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio III	1,752,134	$17,322

Total Short-Term Instruments (Cost $17,320)		17,322

Total Investments in Affiliates (Cost $17,320)		17,322

Total Investments 98.2% (Cost $289,679)		$270,749

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $(2,114))		96

Other Assets and Liabilities, net 1.8%		4,809

Net Assets 100.0%		$275,654

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$314	U.S. Treasury Notes 1.875% due 02/28/2022	$(323)	$314	$314

Total Repurchase Agreements						$(323)	$314	$314

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$314	$0	$0	$314	$(323)	$(9)
NOM	0	0	0	0	(10)	(10)

Total Borrowings and Other Financing Transactions	$314	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(893) at a weighted average interest rate of (0.114)%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2018	86	$	9,771	$18	$0	$(2)
U.S. Treasury 10-Year Note September Futures	09/2018	42		5,048	27	0	0

Total Futures Contracts					$45	$0	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$776	$(4)	$(17)	$(21)	$0	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	11,200	(316)	(125)	(441)	0	(1)

					$(320)	$(142)	$(462)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Year BRL-CDI	12.435%	Maturity	01/02/2019	BRL 1,300	$(3)	$(18)	$(21)	$0	$0
Receive	1-Year BRL-CDI	11.680	Maturity	01/04/2021	800	4	(15)	(11)	0	0
Receive	1-Year BRL-CDI	12.850	Maturity	01/04/2021	1,290	(15)	(21)	(36)	0	0
Receive	1-Year BRL-CDI	16.150	Maturity	01/04/2021	6,900	(237)	(114)	(351)	0	(1)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$ 5,700	(494)	(165)	(659)	0	(6)
Receive(4)	6-Month EUR-EURIBOR	0.500	Annual	09/19/2023	EUR 1,200	5	(17)	(12)	0	0
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	1,000	(14)	(23)	(37)	0	(2)

						$(754)	$(373)	$(1,127)	$0	$(9)

Total Swap Agreements						$(1,074)	$(515)	$(1,589)	$0	$(10)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(2)	$(10)	$(12)

Cash of $2,218 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	BRL	9,700		$2,746	$244	$0
	07/2018		$2,516	BRL	9,700	0	(13)
	07/2018		1,444	COP	4,131,284	0	(35)
	08/2018	ARS	7,210		$316	79	0
	08/2018		$1,292	BRL	4,900	0	(32)
BPS	07/2018	ARS	7,122		$259	13	0
	07/2018	BRL	4,900		1,271	7	0
	07/2018	EUR	6,917		8,023	0	(55)
	07/2018		$537	ARS	14,244	0	(47)
	07/2018		1,302	BRL	4,900	0	(38)
	08/2018	BRL	127		$33	1	0
	01/2019		5,100		1,334	40	0
CBK	07/2018	COP	5,780		2	0	0
	08/2018		$1,301	TRY	5,761	0	(71)
DUB	07/2018	BRL	100		$30	4	0
	07/2018		$26	BRL	100	0	0
FBF	07/2018	COP	8,670		$3	0	0
GLM	07/2018	BRL	1,480		400	18	0
	07/2018		$384	BRL	1,480	0	(2)
	07/2018		326	EUR	276	0	(4)
	09/2018		1,445	TWD	42,548	0	(42)
HUS	08/2018		1,326	RUB	82,886	0	(14)
JPM	08/2018	ZAR	9,460		$741	55	0
	09/2018		$279	EGP	5,108	0	0
	09/2018		414	KRW	445,547	0	(13)
MSB	07/2018	BRL	11,754		$3,048	16	0
	07/2018		$3,119	BRL	11,754	0	(87)
	08/2018	BRL	11,754		$3,111	89	0
NGF	09/2018	TWD	42,540		1,436	33	0
SCX	07/2018	BRL	5,374		1,465	79	0
	07/2018	EUR	2,300		2,798	111	0
	07/2018		$1,394	BRL	5,374	0	(7)
	09/2018	KRW	445,498		$414	13	0
SSB	07/2018		$7,731	EUR	6,641	25	0
	08/2018	EUR	6,641		$7,748	0	(24)
UAG	08/2018		$1,139	MXN	22,298	0	(26)

Total Forward Foreign Currency Contracts						$827	$(510)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	0

						$(18)	$0

Total Written Options						$(18)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2022	2.835%	$1,200	$50	$37	$87	$0
CBK	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	2.312	300	26	(18)	8	0
GST	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	2.312	100	8	(5)	3	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2022	2.835	900	38	27	65	0

							$122	$41	$163	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2020	1.595%	$300	$(18)	$15	$0	$(3)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.422	500	(1)	4	3	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.627	300	(16)	18	2	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.643	400	(25)	28	3	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.405	200	(8)	11	3	0
BPS	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.976	500	(15)	16	1	0
BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2019	1.191	200	(8)	8	0	0
	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.421	3,000	41	18	59	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.422	100	0	1	1	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.627	400	(23)	26	3	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.548	100	(14)	11	0	(3)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.162	200	1	1	2	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2020	2.305	1,000	(90)	60	0	(30)
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.298	1,800	11	(5)	6	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.706	500	(36)	25	0	(11)
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	1.836	600	(28)	10	0	(18)
CBK	Brazil Government International Bond	1.000	Quarterly	03/20/2021	1.828	1,300	(58)	30	0	(28)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.422	3,200	14	5	19	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.548	300	(41)	33	0	(8)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.337	100	(1)	(1)	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2019	1.098	3,000	19	(22)	0	(3)
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	1.421	1,800	(17)	3	0	(14)
DUB	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.627	200	(11)	13	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.215	100	(1)	0	0	(1)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.162	500	3	1	4	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.411	200	(2)	4	2	0
FBF	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.627	200	(11)	13	2	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.823	2,900	(188)	203	15	0
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2018	0.976	600	(28)	28	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2019	1.191	100	(4)	4	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	1.595	200	(12)	10	0	(2)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.683	300	(12)	(10)	0	(22)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.548	100	(14)	11	0	(3)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.162	100	1	0	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.418	2,100	(23)	(16)	0	(39)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.707	300	3	1	4	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.683	900	(57)	(9)	0	(66)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	06/20/2019	0.422%	$2,600	$(19)	$34	$15	$0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.363	3,300	(44)	(9)	0	(53)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.337	6,700	(59)	(42)	0	(101)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.162	200	1	1	2	0
	South Africa Government International Bond	1.000	Quarterly	03/20/2023	2.083	1,700	(139)	61	0	(78)
JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2019	1.462	1,000	(37)	30	0	(7)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.422	500	3	0	3	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.643	300	(19)	21	2	0
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.162	500	3	1	4	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.418	1,900	(146)	111	0	(35)
NGF	Egypt Government International Bond	1.000	Quarterly	12/20/2018	1.793	1,200	(12)	8	0	(4)
UAG	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.823	100	(7)	8	1	0

							$(1,144)	$772	$159	$(531)

Total Swap Agreements							$(1,022)	$813	$322	$(531)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$323	$0	$11	$334	$(80)	$0	$(3)	$(83)	$251	$(270)	$(19)
BPS	61	0	88	149	(140)	0	0	(140)	9	0	9
BRC	0	0	71	71	0	0	(62)	(62)	9	0	9
CBK	0	0	27	27	(71)	0	(55)	(126)	(99)	0	(99)
DUB	4	0	8	12	0	0	(1)	(1)	11	0	11
FBF	0	0	17	17	0	0	0	0	17	0	17
GLM	18	0	0	18	(48)	0	0	(48)	(30)	0	(30)
GST	0	0	69	69	0	0	(66)	(66)	3	0	3
HUS	0	0	21	21	(14)	0	(298)	(312)	(291)	265	(26)
JPM	55	0	9	64	(13)	0	(42)	(55)	9	0	9
MSB	105	0	0	105	(87)	0	0	(87)	18	0	18
NGF	33	0	0	33	0	0	(4)	(4)	29	0	29
SCX	203	0	0	203	(7)	0	0	(7)	196	0	196
SSB	25	0	0	25	(24)	0	0	(24)	1	0	1
UAG	0	0	1	1	(26)	0	0	(26)	(25)	0	(25)

Total Over the Counter	$827	$0	$322	$1,149	$(510)	$0	$(531)	$(1,041)

(l)

Securities with an aggregate market value of $265 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$827	$0	$827
Swap Agreements	0	322	0	0	0	322

	$0	$322	$0	$827	$0	$1,149

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	1	0	0	9	10

	$0	$1	$0	$0	$11	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$510	$0	$510
Swap Agreements	0	531	0	0	0	531

	$0	$531	$0	$510	$0	$1,041

	$0	$532	$0	$510	$11	$1,053

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	(298)	(298)
Swap Agreements	0	5	0	0	4	9

	$0	$5	$0	$0	$(274)	$(269)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47	$0	$47
Written Options	0	0	0	5	0	5
Swap Agreements	0	1,350	0	0	0	1,350

	$0	$1,350	$0	$52	$0	$1,402

	$0	$1,355	$0	$52	$(274)	$1,133

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51
Swap Agreements	0	(148)	0	0	(216)	(364)

	$0	$(148)	$0	$0	$(165)	$(313)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$439	$0	$439
Written Options	0	0	0	0	0	0
Swap Agreements	0	(1,448)	0	0	0	(1,448)

	$0	$(1,448)	$0	$439	$0	$(1,009)

	$0	$(1,596)	$0	$439	$(165)	$(1,322)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$401	$0	$401
Argentina
Sovereign Issues	0	16,893	0	16,893
Azerbaijan
Corporate Bonds & Notes	0	3,782	0	3,782
Sovereign Issues	0	398	0	398
Bahamas
Sovereign Issues	0	1,055	0	1,055
Brazil
Corporate Bonds & Notes	0	11,634	0	11,634
Loan Participations and Assignments	0	0	1,557	1,557
Sovereign Issues	0	5,787	0	5,787
Cayman Islands
Corporate Bonds & Notes	0	2,356	0	2,356
Chile
Corporate Bonds & Notes	0	5,462	0	5,462
China
Corporate Bonds & Notes	0	5,340	0	5,340
Colombia
Corporate Bonds & Notes	0	2,539	0	2,539
Sovereign Issues	0	3,662	0	3,662
Costa Rica
Sovereign Issues	0	906	0	906
Dominican Republic
Sovereign Issues	0	4,184	0	4,184
Ecuador
Corporate Bonds & Notes	0	273	0	273
Sovereign Issues	0	2,423	0	2,423
Egypt
Sovereign Issues	0	3,486	0	3,486
El Salvador
Sovereign Issues	0	989	0	989
Gabon
Sovereign Issues	0	631	0	631
Ghana
Sovereign Issues	0	1,541	0	1,541
Guatemala
Sovereign Issues	0	1,987	0	1,987
Hong Kong
Corporate Bonds & Notes	0	4,004	0	4,004
Hungary
Sovereign Issues	0	631	0	631
India
Sovereign Issues	0	1,303	0	1,303
Indonesia
Corporate Bonds & Notes	0	8,082	0	8,082
Sovereign Issues	0	12,657	0	12,657
Ireland
Corporate Bonds & Notes	0	4,508	0	4,508
Israel
Corporate Bonds & Notes	0	723	0	723
Sovereign Issues	0	2,442	0	2,442
Ivory Coast
Sovereign Issues	0	2,142	0	2,142
Jamaica
Sovereign Issues	0	437	0	437
Jordan
Sovereign Issues	0	1,222	0	1,222
Kazakhstan
Corporate Bonds & Notes	0	3,076	0	3,076
Sovereign Issues	0	2,036	0	2,036
Kenya
Sovereign Issues	0	667	0	667

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Luxembourg
Asset-Backed Securities	$0	$0	$171	$171
Corporate Bonds & Notes	0	13,517	0	13,517
Malaysia
Corporate Bonds & Notes	0	201	0	201
Mexico
Common Stocks	1	0	0	1
Corporate Bonds & Notes	0	14,031	0	14,031
Sovereign Issues	0	6,904	0	6,904
Mongolia
Sovereign Issues	0	1,162	0	1,162
Namibia
Sovereign Issues	0	278	0	278
Netherlands
Corporate Bonds & Notes	0	2,156	0	2,156
Nigeria
Sovereign Issues	0	4,667	0	4,667
Oman
Sovereign Issues	0	3,672	0	3,672
Pakistan
Sovereign Issues	0	610	0	610
Panama
Sovereign Issues	0	3,891	0	3,891
Paraguay
Sovereign Issues	0	705	0	705
Peru
Corporate Bonds & Notes	0	984	0	984
Sovereign Issues	0	1,508	0	1,508
Philippines
Corporate Bonds & Notes	0	1,064	0	1,064
Poland
Sovereign Issues	0	2,998	0	2,998
Qatar
Corporate Bonds & Notes	0	484	0	484
Sovereign Issues	0	1,720	0	1,720
Romania
Sovereign Issues	0	120	0	120
Russia
Corporate Bonds & Notes	0	1,205	0	1,205
Sovereign Issues	0	2,207	0	2,207
Saudi Arabia
Sovereign Issues	0	4,543	0	4,543
Senegal
Sovereign Issues	0	1,615	0	1,615
Serbia
Sovereign Issues	0	1,932	0	1,932
Singapore
Corporate Bonds & Notes	0	856	0	856
South Africa
Corporate Bonds & Notes	0	2,670	0	2,670
Sovereign Issues	0	2,424	0	2,424
Sri Lanka
Corporate Bonds & Notes	0	494	0	494
Sovereign Issues	0	4,551	0	4,551
Tanzania
Loan Participations and Assignments	0	0	2,002	2,002
Sovereign Issues	0	636	0	636
Trinidad and Tobago
Corporate Bonds & Notes	0	554	0	554
Turkey
Corporate Bonds & Notes	0	854	0	854
Sovereign Issues	0	12,148	0	12,148
Ukraine
Sovereign Issues	0	8,265	0	8,265

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

June 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
United Arab Emirates
Corporate Bonds & Notes	$0	$686	$0	$686
Sovereign Issues	0	384	0	384
United Kingdom
Corporate Bonds & Notes	0	390	0	390
United States
Asset-Backed Securities	0	3,898	0	3,898
Corporate Bonds & Notes	0	2,885	0	2,885
Non-Agency Mortgage-Backed Securities	0	2,316	0	2,316
U.S. Government Agencies	0	15	0	15
Uruguay
Sovereign Issues	0	3,375	0	3,375
Venezuela
Corporate Bonds & Notes	0	2,149	0	2,149
Sovereign Issues	0	2,992	0	2,992
Virgin Islands (British)
Corporate Bonds & Notes	0	1,150	0	1,150
Short-Term Instruments
Repurchase Agreements	0	314	0	314
Argentina Treasury Bills	0	905	0	905
Greece Treasury Bills	0	2,687	0	2,687
U.S. Treasury Bills	0	265	0	265

	$1	$249,696	$3,730	$253,427

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,322	$0	$0	$17,322

Total Investments	$17,323	$249,696	$3,730	$270,749

Financial Derivative Instruments - Assets
Over the counter	$0	$1,149	$0	$1,149

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(10)	0	(12)
Over the counter	0	(1,041)	0	(1,041)

	$(2)	$(1,051)	$0	$(1,053)

Total Financial Derivative Instruments	$(2)	$98	$0	$96

Totals	$17,321	$249,794	$3,730	$270,845

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2018:

Category and Subcategory	Beginning Balance at 12/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2018(1)
Investments in Securities, at Value
Brazil Loan Participations and Assignments	$1,603	$0	$0	$0	$0	$(46)	$0	$0	$1,557	$(46)
Cayman Islands Corporate Bonds & Notes	1,904	0	0	0	0	0	0	(1,904)	0	0
Luxembourg Asset-Backed Securities	179	0	0	2	0	(10)	0	0	171	(10)
Tanzania Loan Participations and Assignments	0	2,000	0	0	0	2	0	0	2,002	2
United States Loan Participations and Assignments	793	0	(800)	1	22	(16)	0	0	0	0

Totals	$4,479	$2,000	$(800)	$3	$22	$(70)	$0	$(1,904)	$3,730	$(54)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil Loan Participations and Assignments	$1,557	Proxy Pricing	Base Price	98.010
Luxembourg Asset-Backed Securities	171	Proxy Pricing	Base Price	98.850
Tanzania Loan Participations and Assignments	2,002	Proxy Pricing	Base Price	100.070

Total	$3,730

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

SEMIANNUAL REPORT	JUNE 30, 2018	27

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of

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Notes to Financial Statements (Cont.)

portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$8,413	$62,710	$(53,800)	$(1)	$0	$17,322	$109	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

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Notes to Financial Statements (Cont.)

collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect

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correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and

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Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver

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option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as

SEMIANNUAL REPORT	JUNE 30, 2018	37

Notes to Financial Statements (Cont.)

determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$48,458	$52,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2018	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	542	$6,942	963	$12,590
Class M	5	69	23	287
Administrative Class	1,369	17,523	2,583	33,598
Advisor Class	614	7,874	1,193	15,592
Issued as reinvestment of distributions
Institutional Class	60	760	111	1,449
Class M	1	18	3	45
Administrative Class	308	3,908	863	11,271
Advisor Class	79	1,002	186	2,432
Cost of shares redeemed
Institutional Class	(38)	(475)	(153)	(1,994)
Class M	(2)	(25)	(8)	(107)
Administrative Class	(2,463)	(31,303)	(4,754)	(62,103)
Advisor Class	(589)	(7,420)	(1,048)	(13,632)
Net increase (decrease) resulting from Portfolio share transactions	(114)	$(1,127)	(38)	$(572)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 56% of the Portfolio. One of the shareholders is a related party and comprises 44% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Portfolio	$0	$4,149

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$287,737	$5,088	$(23,512)	$(18,424)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	TRY	Turkish New Lira
BRL	Brazilian Real	KRW	South Korean Won	TWD	Taiwanese Dollar
COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
EGP	Egyptian Pound	RUB	Russian Ruble	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	US0001M	1 Month USD Swap Rate	US0012M	12 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	JSC	Joint Stock Company	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT04SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Global Bond Opportunities Portfolio (Unhedged)

*	Effective July 30, 2018 the Fund’s name was changed from PIMCO Global Bond Portfolio (Unhedged) to PIMCO Global Bond Opportunities Portfolio (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation

(“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2018†§

United States‡	43.7%
United Kingdom	7.6%
Canada	4.6%
France	4.4%
Sweden	4.4%
Spain	3.6%
Denmark	2.9%
Italy	2.8%
Cayman Islands	2.5%
Netherlands	2.1%
Japan	1.9%
Saudi Arabia	1.6%
Ireland	1.3%
Qatar	1.0%
Brazil	1.0%
Other	7.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	(2.36)%	0.84%	1.63%	3.68%	4.40%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	(2.44)%	0.69%	1.48%	3.53%	5.47%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisor Class	(2.48)%	0.59%	1.38%	3.43%	4.13%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	(1.46)%	1.36%	1.50%	2.58%	4.70%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.81% for Institutional Class shares, 0.96% for Administrative Class shares, and 1.06% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long exposure to German duration through various sectors contributed to performance, as German yields fell.

»	Long exposure to the Japanese yen contributed to performance, as the currency appreciated against the U.S. dollar over the reporting period.

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to performance, as total returns were positive during the reporting period.

»	Long U.S. duration positioning, particularly at the 5-12 year part of the curve, detracted from performance, as yields rose over the reporting period.

»	Long exposure to the Australian dollar detracted from performance, as the currency depreciated against the U.S. dollar over the reporting period.

»	Long exposure to the Swedish krona detracted from performance, as the currency depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$976.40	$3.97	$1,000.00	$1,020.78	$4.06	0.81%
Administrative Class	1,000.00	975.60	4.70	1,000.00	1,020.03	4.81	0.96
Advisor Class	1,000.00	975.20	5.19	1,000.00	1,019.54	5.31	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$12.29	$0.13	$(0.42)	$(0.29)	$(0.12)	$0.00	$0.00	$(0.12)
12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)
12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)
12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)
12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
12/31/2013	13.72	0.36	(1.50)	(1.14)	(0.15)	(0.09)	0.00	(0.24)
Administrative Class
01/01/2018 - 06/30/2018+	12.29	0.12	(0.42)	(0.30)	(0.11)	0.00	0.00	(0.11)
12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)
12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)
12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
12/31/2013	13.72	0.35	(1.50)	(1.15)	(0.14)	(0.09)	0.00	(0.23)
Advisor Class
01/01/2018 - 06/30/2018+	12.29	0.12	(0.42)	(0.30)	(0.11)	0.00	0.00	(0.11)
12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)
12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)
12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)
12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)
12/31/2013	13.72	0.33	(1.50)	(1.17)	(0.12)	(0.09)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.88	(2.36)%	$9,441	0.81	%*	0.81	%*	0.75	%*	0.75	%*	2.18	%*	125%
12.29	8.79	10,067	0.81		0.81		0.75		0.75		1.73		339
11.54	4.20	9,237	0.77		0.77		0.75		0.75		2.03		676
11.26	(3.89)	6,123	0.75		0.75		0.75		0.75		1.98		506
11.95	2.42	6,757	0.76		0.76		0.75		0.75		2.76		496
12.34	(8.34)	6,037	0.78		0.78		0.75		0.75		2.82		335

11.88	(2.44)	182,843	0.96	*	0.96	*	0.90	*	0.90	*	2.03	*	125
12.29	8.63	198,189	0.96		0.96		0.90		0.90		1.58		339
11.54	4.04	197,606	0.92		0.92		0.90		0.90		1.93		676
11.26	(4.03)	201,031	0.90		0.90		0.90		0.90		1.84		506
11.95	2.27	257,588	0.91		0.91		0.90		0.90		2.60		496
12.34	(8.48)	281,002	0.93		0.93		0.90		0.90		2.72		335

11.88	(2.48)	26,610	1.06	*	1.06	*	1.00	*	1.00	*	1.93	*	125
12.29	8.52	29,267	1.06		1.06		1.00		1.00		1.47		339
11.54	3.94	31,111	1.02		1.02		1.00		1.00		1.82		676
11.26	(4.13)	34,790	1.00		1.00		1.00		1.00		1.73		506
11.95	2.16	38,067	1.01		1.01		1.00		1.00		2.51		496
12.34	(8.57)	36,679	1.03		1.03		1.00		1.00		2.55		335

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$245,592
Investments in Affiliates	6,902
Financial Derivative Instruments
Exchange-traded or centrally cleared	389
Over the counter	3,024
Cash	1
Deposits with counterparty	4,646
Foreign currency, at value	1,137
Receivable for investments sold	17,817
Receivable for TBA investments sold	23,808
Receivable for Portfolio shares sold	74
Interest and/or dividends receivable	1,338
Dividends receivable from Affiliates	16
Total Assets	304,744

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,511
Financial Derivative Instruments
Exchange-traded or centrally cleared	581
Over the counter	3,202
Payable for investments purchased	18,174
Payable for investments in Affiliates purchased	16
Payable for TBA investments purchased	60,030
Deposits from counterparty	1,061
Payable for Portfolio shares redeemed	105
Accrued investment advisory fees	47
Accrued supervisory and administrative fees	93
Accrued distribution fees	6
Accrued servicing fees	23
Other liabilities	1
Total Liabilities	85,850

Net Assets	$218,894

Net Assets Consist of:
Paid in capital	$210,473
Undistributed (overdistributed) net investment income	7,677
Accumulated undistributed net realized gain (loss)	(3,843)
Net unrealized appreciation (depreciation)	4,587

Net Assets	$218,894

Net Assets:
Institutional Class	$9,441
Administrative Class	182,843
Advisor Class	26,610

Shares Issued and Outstanding:
Institutional Class	795
Administrative Class	15,389
Advisor Class	2,240

Net Asset Value Per Share Outstanding:
Institutional Class	$11.88
Administrative Class	11.88
Advisor Class	11.88

Cost of investments in securities	$242,992
Cost of investments in Affiliates	$6,906
Cost of foreign currency held	$1,148
Cost or premiums of financial derivative instruments, net	$9

* Includes repurchase agreements of:	$525

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$3,304
Dividends	9
Dividends from Investments in Affiliates	78
Total Income	3,391

Expenses:
Investment advisory fees	283
Supervisory and administrative fees	567
Servicing fees - Administrative Class	142
Distribution and/or servicing fees - Advisor Class	35
Trustee fees	3
Interest expense	67
Miscellaneous expense	2
Total Expenses	1,099

Net Investment Income (Loss)	2,292

Net Realized Gain (Loss):
Investments in securities	551
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(1,395)
Over the counter financial derivative instruments	705
Short sales	(36)
Foreign currency	(3,436)

Net Realized Gain (Loss)	(3,609)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,348)
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	836
Over the counter financial derivative instruments	(1,810)
Foreign currency assets and liabilities	2,292

Net Change in Unrealized Appreciation (Depreciation)	(4,033)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,350)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$2,292	$3,773
Net realized gain (loss)	(3,609)	10,169
Net change in unrealized appreciation (depreciation)	(4,033)	5,942

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,350)	19,884

Distributions to Shareholders:
From net investment income
Institutional Class	(98)	(211)
Administrative Class	(1,756)	(3,951)
Advisor Class	(247)	(557)

Total Distributions(a)	(2,101)	(4,719)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(11,178)	(15,596)

Total Increase (Decrease) in Net Assets	(18,629)	(431)

Net Assets:
Beginning of period	237,523	237,954
End of period*	$218,894	$237,523

* Including undistributed (overdistributed) net investment income of:	$7,677	$7,486

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged)

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.2%

ARGENTINA 0.3%

SOVEREIGN ISSUES 0.3%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	300	$319
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,540	112
40.000% (ARPP7DRR) due 06/21/2020 ~		4,140	149

Total Argentina (Cost $796)			580

AUSTRALIA 0.8%

CORPORATE BONDS & NOTES 0.3%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	597

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Liberty Funding Pty. Ltd.
3.410% due 01/25/2049 •	AUD	572	425

SOVEREIGN ISSUES 0.3%
Queensland Treasury Corp.
4.250% due 07/21/2023		800	639

Total Australia (Cost $1,845)			1,661

BERMUDA 0.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%
Rise Ltd.
4.750% due 02/15/2039 «~(j)		$1,850	1,831

Total Bermuda (Cost $1,855)			1,831

BRAZIL 1.1%

CORPORATE BONDS & NOTES 0.8%
Petrobras Global Finance BV
5.299% due 01/27/2025		531	492
5.999% due 01/27/2028		233	211
7.375% due 01/17/2027		1,000	1,001

			1,704

SOVEREIGN ISSUES 0.3%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2018 (e)	BRL	2,900	736

Total Brazil (Cost $2,645)			2,440

CANADA 5.2%

CORPORATE BONDS & NOTES 1.5%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	96
Bank of Nova Scotia
1.875% due 04/26/2021		900	871
Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		200	200
Enbridge, Inc.
3.041% (US0003M + 0.700%) due 06/15/2020 ~		200	201
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	350
Royal Bank of Canada
2.300% due 03/22/2021		$600	589
Toronto-Dominion Bank
2.500% due 01/18/2023		1,100	1,077

			3,384

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Canadian Mortgage Pools
1.750% due 06/01/2020	CAD	180	$138
1.950% due 07/01/2020		564	431
1.950% due 08/01/2020		194	149

			718

SOVEREIGN ISSUES 3.4%
Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)		231	220
Province of Alberta
1.250% due 06/01/2020		1,100	823
2.350% due 06/01/2025		1,100	820
Province of Ontario
2.400% due 06/02/2026		1,200	890
2.600% due 06/02/2025		3,900	2,951
3.500% due 06/02/2024		2,200	1,754

			7,458

Total Canada (Cost $12,056)			11,560

CAYMAN ISLANDS 3.0%

ASSET-BACKED SECURITIES 2.8%
Cent CLO Ltd.
3.576% due 07/27/2026 •		$1,200	1,202
Evans Grove CLO Ltd.
3.239% due 05/28/2028 •		100	100
Figueroa CLO Ltd.
0.000% due 01/15/2027 •(b)		500	500
Jamestown CLO Ltd.
3.573% due 01/17/2027 •		1,153	1,154
NewMark Capital Funding CLO Ltd.
3.528% due 06/30/2026 •		600	600
Oak Hill Credit Partners Ltd.
3.489% due 07/20/2026 •		1,200	1,202
Symphony CLO Ltd.
3.378% due 10/15/2025 •		1,181	1,181
Venture CLO Ltd.
3.228% due 04/15/2027 •		100	100

			6,039

CORPORATE BONDS & NOTES 0.2%
KSA Sukuk Ltd.
2.894% due 04/20/2022		300	292
QNB Finance Ltd.
1.880% due 08/02/2018		100	100

			392

Total Cayman Islands (Cost $6,434)			6,431

DENMARK 3.3%

CORPORATE BONDS & NOTES 3.3%
BRFkredit A/S
2.000% due 10/01/2047	DKK	1,253	199
3.000% due 10/01/2047		6	1
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		7,540	1,196
2.000% due 10/01/2050		1,688	264
2.500% due 10/01/2037		720	120
Nykredit Realkredit A/S
2.000% due 10/01/2047		10,231	1,622
2.500% due 10/01/2037		4,061	676
2.500% due 10/01/2047		32	5
Realkredit Danmark A/S
2.000% due 10/01/2047		18,900	2,993
2.500% due 10/01/2037		1,077	179
2.500% due 07/01/2047		88	14

Total Denmark (Cost $6,790)			7,269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 5.1%

CORPORATE BONDS & NOTES 1.7%
Credit Agricole S.A.
8.125% due 09/19/2033 •(i)		$600	$606
Dexia Credit Local S.A.
1.875% due 03/28/2019		700	696
1.875% due 09/15/2021		1,100	1,061
2.250% due 02/18/2020		250	248
2.375% due 09/20/2022		1,200	1,163

			3,774

SOVEREIGN ISSUES 3.4%
France Government International Bond
2.000% due 05/25/2048	EUR	4,100	5,317
3.250% due 05/25/2045		1,300	2,133

			7,450

Total France (Cost $10,171)			11,224

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%
Deutsche Bank AG
4.250% due 10/14/2021		$1,100	1,084
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		400	394
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	158
5.375% due 04/23/2024	NZD	500	379

Total Germany (Cost $2,073)			2,015

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	593
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		231	239

Total Guernsey, Channel Islands (Cost $830)			832

IRELAND 1.6%

ASSET-BACKED SECURITIES 1.0%
CVC Cordatus Loan Fund Ltd.
0.780% (EUR006M + 0.780%) due 01/24/2028 ~	EUR	600	702
Dorchester Park CLO Ltd.
2.984% due 04/20/2028 ~		$600	600
Phoenix Park CLO Ltd.
0.772% (EUR003M + 1.100%) due 07/29/2027 ~	EUR	700	818

			2,120

CORPORATE BONDS & NOTES 0.3%
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$600	591

SOVEREIGN ISSUES 0.3%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	400	625

Total Ireland (Cost $3,145)			3,336

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
3.250% due 01/17/2028		$200	193

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 01/17/2048		$200	$190

Total Israel (Cost $397)			383

ITALY 3.2%

CORPORATE BONDS & NOTES 1.0%
Banca Carige SpA
3.875% due 10/24/2018	EUR	1,200	1,415
Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(h)(i)		400	461
7.750% due 01/11/2027 •(h)(i)		200	253

			2,129

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Casa d’Este Finance SRL
0.029% due 09/15/2040 •		40	47
Claris Abs SRL
0.081% due 10/31/2060 •		358	417

			464

SOVEREIGN ISSUES 2.0%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024		2,600	2,908
2.800% due 03/01/2067		700	710
2.950% due 09/01/2038		300	338
3.450% due 03/01/2048		400	470

			4,426

Total Italy (Cost $7,602)			7,019

JAPAN 2.1%

CORPORATE BONDS & NOTES 0.7%
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		$600	597
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	198
ORIX Corp.
3.250% due 12/04/2024		100	96
Sumitomo Mitsui Financial Group, Inc.
4.007% (US0003M + 1.680%) due 03/09/2021 ~		300	309
Suntory Holdings Ltd.
2.550% due 09/29/2019		400	397

			1,597

SOVEREIGN ISSUES 1.4%
Japan Bank for International Cooperation
2.000% due 11/04/2021		500	483
2.375% due 07/21/2022		200	194
2.375% due 11/16/2022		200	193
2.500% due 06/01/2022		200	195
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,000	972
2.625% due 04/20/2022		600	586
Tokyo Metropolitan Government
2.000% due 05/17/2021		500	483

			3,106

Total Japan (Cost $4,806)			4,703

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		500	488
3.500% due 03/20/2027		1,600	1,560

Total Kuwait (Cost $2,084)			2,048

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%
Lithuania Government International Bond
6.125% due 03/09/2021		$400	$429

Total Lithuania (Cost $427)			429

LUXEMBOURG 0.9%

CORPORATE BONDS & NOTES 0.9%
Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	541	591
European Financial Stability Facility
1.375% due 05/31/2047		200	224
GELF Bond Issuer S.A.
1.750% due 11/22/2021		700	853
NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$400	397

Total Luxembourg (Cost $2,012)			2,065

NETHERLANDS 2.5%

ASSET-BACKED SECURITIES 0.2%
Penta CLO BV
0.790% (EUR003M + 0.790%) due 08/04/2028 ~	EUR	300	351

CORPORATE BONDS & NOTES 2.3%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,393
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (i)	EUR	400	519
ING Bank NV
2.625% due 12/05/2022		$700	685
4.125% due 11/21/2023 •		800	802
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	191
NXP BV
4.125% due 06/15/2020		400	405
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	100	139
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$900	879

			5,013

Total Netherlands (Cost $5,388)			5,364

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Boligkreditt A/S
2.500% due 03/28/2022		600	585

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	211

Total Norway (Cost $827)			796

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	400	140

Total Portugal (Cost $450)			140

QATAR 1.2%

SOVEREIGN ISSUES 1.2%
Qatar Government International Bond
3.875% due 04/23/2023		$1,600	1,602
4.500% due 01/20/2022		200	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/23/2028		$800	$809

Total Qatar (Cost $2,597)			2,616

SAUDI ARABIA 1.9%

SOVEREIGN ISSUES 1.9%
Saudi Government International Bond
2.375% due 10/26/2021		1,900	1,827
2.875% due 03/04/2023		200	193
3.250% due 10/26/2026		300	282
3.625% due 03/04/2028		400	381
4.000% due 04/17/2025		800	797
4.500% due 04/17/2030		600	600

Total Saudi Arabia (Cost $4,168)			4,080

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
BOC Aviation Ltd.
3.500% due 09/18/2027		200	184

Total Singapore (Cost $200)			184

SLOVENIA 0.5%

SOVEREIGN ISSUES 0.5%
Slovenia Government International Bond
4.125% due 02/18/2019		1,100	1,109

Total Slovenia (Cost $1,111)			1,109

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		200	195

Total South Korea (Cost $197)			195

SPAIN 4.1%

CORPORATE BONDS & NOTES 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	200	244
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		$200	206

			450

SOVEREIGN ISSUES 3.9%
Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	500	632
Autonomous Community of Catalonia
4.220% due 04/26/2035		100	124
4.900% due 09/15/2021		200	254
4.950% due 02/11/2020		1,000	1,236
Autonomous Community of Madrid
4.688% due 03/12/2020		500	631
Spain Government International Bond
1.450% due 10/31/2027		4,200	4,992
2.150% due 10/31/2025		20	25
2.900% due 10/31/2046		500	638

			8,532

Total Spain (Cost $9,088)			8,982

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%
European Investment Bank
0.500% due 07/21/2023	AUD	600	392
6.500% due 08/07/2019		900	697

Total Supranational (Cost $1,139)			1,089

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 5.0%

CORPORATE BONDS & NOTES 5.0%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	10,200	$1,171
2.250% due 09/21/2022		11,000	1,319
Nordea Hypotek AB
1.000% due 04/08/2022		17,200	1,971
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		3,000	350
Stadshypotek AB
1.500% due 12/15/2021		13,000	1,517
4.500% due 09/21/2022		18,000	2,353
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	231
2.000% due 06/17/2026		4,000	471
Swedbank Hypotek AB
1.000% due 09/15/2021		4,100	471
1.000% due 06/15/2022		9,900	1,133

Total Sweden (Cost $10,956)			10,987

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 0.9%
UBS AG
2.200% due 06/08/2020		$500	490
2.901% (US0003M + 0.580%) due 06/08/2020 ~		700	702
7.625% due 08/17/2022 (i)		750	830

			2,022

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	100	149

Total Switzerland (Cost $2,213)			2,171

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$700	672
3.125% due 10/11/2027		500	466

Total United Arab Emirates (Cost $1,195)			1,138

UNITED KINGDOM 8.7%

CORPORATE BONDS & NOTES 5.4%
Barclays Bank PLC
7.625% due 11/21/2022 (i)		200	216
Barclays PLC
4.463% (US0003M + 2.110%) due 08/10/2021 ~		400	415
6.500% due 09/15/2019 •(h)(i)	EUR	700	843
7.000% due 09/15/2019 •(h)(i)	GBP	300	405
8.250% due 12/15/2018 •(h)(i)		$400	407
British Telecommunications PLC
2.350% due 02/14/2019		330	329
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 ×	GBP	200	287
HSBC Holdings PLC
6.500% due 03/23/2028 •(h)(i)		$300	288
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	980
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)		600	809
7.625% due 06/27/2023 •(h)(i)		400	579
7.875% due 06/27/2029 •(h)(i)		200	307
Nationwide Building Society
10.250% ~(h)		1	273
RAC Bond Co. PLC
4.870% due 05/06/2046		200	275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reckitt Benckiser Treasury Services PLC
2.895% (US0003M + 0.560%) due 06/24/2022 ~		$300	$300
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	615
4.700% due 07/03/2018		$200	200
Santander UK Group Holdings PLC
2.875% due 10/16/2020		900	889
2.875% due 08/05/2021		300	291
6.750% due 06/24/2024 •(h)(i)	GBP	400	547
7.375% due 06/24/2022 •(h)(i)		200	275
Smiths Group PLC
7.200% due 05/15/2019		$500	515
Tesco PLC
5.125% due 04/10/2047	EUR	200	293
6.125% due 02/24/2022	GBP	83	125
Tesco Property Finance PLC
5.801% due 10/13/2040		147	228
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	388
Virgin Money PLC
2.250% due 04/21/2020		500	666

			11,745

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%
Eurohome UK Mortgages PLC
0.781% due 06/15/2044 •		625	807
Eurosail PLC
1.577% due 06/13/2045 •		577	760
Ripon Mortgages PLC
1.423% due 08/20/2056 •		892	1,183
Stanlington PLC
1.629% due 06/12/2046 •		776	1,033
Towd Point Mortgage Funding PLC
1.823% due 02/20/2054 •		776	1,031

			4,814

SOVEREIGN ISSUES 1.1%
United Kingdom Gilt
4.250% due 12/07/2040 (l)		1,300	2,518

Total United Kingdom (Cost $19,079)			19,077

UNITED STATES 47.2%

ASSET-BACKED SECURITIES 3.2%
Amortizing Residential Collateral Trust
2.791% (US0001M + 0.700%) due 10/25/2031 ~		$1	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 ×		1,035	1,130
Countrywide Asset-Backed Certificates
2.311% (US0001M + 0.220%) due 06/25/2047 ~		1,000	944
2.491% (US0001M + 0.400%) due 08/25/2034 ~		140	138
Credit Suisse First Boston Mortgage Securities Corp.
2.711% (US0001M + 0.620%) due 01/25/2032 ~		1	1
Credit-Based Asset Servicing & Securitization LLC
2.151% (US0001M + 0.060%) due 11/25/2036 ~		19	12
EMC Mortgage Loan Trust
2.991% (LIBOR01M + 0.900%) due 05/25/2043 ~		117	116
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^×		163	86
JPMorgan Mortgage Acquisition Trust
2.371% (US0001M + 0.280%) due 03/25/2047 ~		1,632	1,453

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
2.201% (US0001M + 0.110%) due 03/25/2037 ~		$1,064	$586
2.341% (US0001M + 0.250%) due 08/25/2036 ~		2,566	1,672
NovaStar Mortgage Funding Trust
2.221% (US0001M + 0.130%) due 03/25/2037 ~		863	668
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 ×		461	253
Securitized Asset-Backed Receivables LLC Trust
2.141% (US0001M + 0.050%) due 12/25/2036 ~		7	4
Structured Asset Securities Corp. Mortgage Loan Trust
3.482% (US0001M + 1.500%) due 04/25/2035 ~		9	9
Terwin Mortgage Trust
3.031% (US0001M + 0.940%) due 11/25/2033 ~		14	13
Washington Mutual Asset-Backed Certificates Trust
2.151% (US0001M + 0.060%) due 10/25/2036 ~		41	23

			7,109

CORPORATE BONDS & NOTES 12.6%
AIG Global Funding
2.817% (US0003M + 0.480%) due 07/02/2020 ~		400	400
Allergan Sales LLC
5.000% due 12/15/2021		200	207
Ally Financial, Inc.
3.750% due 11/18/2019		200	200
American Tower Corp.
3.400% due 02/15/2019		700	702
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		200	198
Arrow Electronics, Inc.
3.500% due 04/01/2022		400	395
AT&T, Inc.
1.800% due 09/05/2026	EUR	500	588
2.998% (US0003M + 0.650%) due 01/15/2020 ~		$900	905
3.298% (US0003M + 0.950%) due 07/15/2021 ~		900	909
Bank of America Corp.
5.875% due 03/15/2028 •(h)		300	294
BAT Capital Corp.
2.945% due 08/14/2020 ~		300	301
3.557% due 08/15/2027		400	373
Baxalta, Inc.
2.875% due 06/23/2020		600	593
Bayer U.S. Finance LLC
3.345% (US0003M + 1.010%) due 12/15/2023 ~		300	300
4.250% due 12/15/2025		200	201
Boston Scientific Corp.
2.850% due 05/15/2020		200	199
Campbell Soup Co.
3.300% due 03/15/2021		100	100
3.650% due 03/15/2023		100	98
Cardinal Health, Inc.
1.948% due 06/14/2019		500	496
Cboe Global Markets, Inc.
1.950% due 06/28/2019		200	198
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	99
Charter Communications Operating LLC
4.464% due 07/23/2022		900	911
6.384% due 10/23/2035		600	628
CIT Group, Inc.
3.875% due 02/19/2019		100	100
5.375% due 05/15/2020		200	206

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
3.249% (US0003M + 0.930%) due 06/07/2019 ~		$600	$604
Citizens Bank N.A.
2.889% (US0003M + 0.570%) due 05/26/2020 ~		600	602
Continental Resources, Inc.
4.375% due 01/15/2028		100	99
Crown Castle Towers LLC
4.883% due 08/15/2040		500	513
CVS Health Corp.
3.700% due 03/09/2023		100	99
4.100% due 03/25/2025		100	100
4.300% due 03/25/2028		200	198
Dell International LLC
3.480% due 06/01/2019		1,300	1,304
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~		200	200
eBay, Inc.
2.150% due 06/05/2020		400	394
Emera U.S. Finance LP
2.150% due 06/15/2019		500	495
EPR Properties
4.500% due 06/01/2027		300	287
Equifax, Inc.
3.200% (US0003M + 0.870%) due 08/15/2021 ~		100	100
Equinix, Inc.
2.875% due 03/15/2024	EUR	200	230
ERAC USA Finance LLC
5.250% due 10/01/2020		$500	520
Ford Motor Credit Co. LLC
2.375% due 03/12/2019		200	199
2.551% due 10/05/2018		600	600
3.331% (US0003M + 1.000%) due 01/09/2020 ~		400	403
General Mills, Inc.
3.700% due 10/17/2023		100	99
General Motors Financial Co., Inc.
3.100% due 01/15/2019		300	300
3.550% due 04/09/2021		100	100
Harris Corp.
2.839% (US0003M + 0.480%) due 04/30/2020 ~		300	300
International Lease Finance Corp.
6.250% due 05/15/2019		800	820
8.250% due 12/15/2020		300	331
JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		300	299
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020		100	105
6.850% due 02/15/2020		1,100	1,159
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~		100	100
Morgan Stanley
2.903% due 02/10/2021 ~		100	100
3.155% (US0003M + 0.800%) due 02/14/2020 ~		600	602
Navient Corp.
5.500% due 01/15/2019		700	706
8.000% due 03/25/2020		100	106
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~		600	601
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~		200	200
Spectra Energy Partners LP
3.018% (US0003M + 0.700%) due 06/05/2020 ~		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spirit AeroSystems, Inc.
3.118% (US0003M + 0.800%) due 06/15/2021 ~	$100	$100
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	488	483
4.738% due 09/20/2029	200	199
Textron, Inc.
2.903% (US0003M + 0.550%) due 11/10/2020 ~	400	400
Time Warner Cable LLC
8.250% due 04/01/2019	500	519
Verizon Communications, Inc.
3.376% due 02/15/2025	424	408
4.329% due 09/21/2028	805	799
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	500	496
WEA Finance LLC
3.750% due 09/17/2024	200	198
Wells Fargo & Co.
3.469% (US0003M + 1.110%) due 01/24/2023 ~	600	609
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	100	99
3.150% due 04/01/2022	400	393
3.375% due 11/30/2021	300	298

		27,578

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
CenturyLink, Inc.
4.844% (LIBOR03M + 2.750%) due 01/31/2025 ~	299	293
Las Vegas Sands LLC
3.844% (LIBOR03M + 1.750%) due 03/27/2025 ~	490	487

		780

MUNICIPAL BONDS & NOTES 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,060	2,060

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%
Adjustable Rate Mortgage Trust
4.069% due 09/25/2035 ~	12	11
American Home Mortgage Assets Trust
2.281% (US0001M + 0.190%) due 05/25/2046 ^~	254	214
2.301% due 10/25/2046 •	427	316
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	682	644
Banc of America Funding Trust
3.696% due 10/20/2046 ^~	96	77
3.795% due 02/20/2036 ~	154	153
5.500% due 01/25/2036	163	141
BCAP LLC Trust
2.261% due 01/25/2037 ^•	220	209
5.250% due 04/26/2037	821	693
Bear Stearns Adjustable Rate Mortgage Trust
3.125% due 05/25/2034 ~	6	5
3.778% due 10/25/2033 ~	7	7
3.951% due 05/25/2047 ^~	216	196
3.977% due 11/25/2034 ~	4	4
4.099% due 05/25/2034 ~	20	19
4.118% due 08/25/2033 ~	8	8
Bear Stearns ALT-A Trust
3.737% due 08/25/2036 ^~	164	114
3.791% due 09/25/2035 ~	112	92
3.882% due 11/25/2035 ^~	119	104
Bear Stearns Structured Products, Inc. Trust
3.104% due 12/26/2046 ~	85	78
Chase Mortgage Finance Trust
3.428% due 07/25/2037 ~	26	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.271% due 07/25/2036 •	$51	$50
Citigroup Mortgage Loan Trust
4.280% due 10/25/2035 ^•	561	568
Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	22	23
Countrywide Alternative Loan Trust
2.261% due 01/25/2037 ^•	187	182
2.279% due 12/20/2046 ^•	355	301
2.294% due 03/20/2046 •	111	94
2.294% due 07/20/2046 ^•	221	163
2.371% due 02/25/2037 •	130	118
2.441% due 05/25/2037 ^•	56	32
2.536% due 11/25/2035 •	25	23
3.076% due 11/25/2035 •	25	24
3.416% due 11/25/2035 ^~	233	211
5.250% due 06/25/2035 ^	17	16
6.000% due 04/25/2037 ^	54	38
6.250% due 08/25/2037 ^	28	24
6.500% due 06/25/2036 ^	142	111
Countrywide Home Loan Mortgage Pass-Through Trust
2.551% due 05/25/2035 •	60	55
2.671% due 04/25/2035 •	12	11
2.691% due 03/25/2035 •	425	387
2.731% due 03/25/2035 •	69	62
2.751% due 02/25/2035 •	6	6
2.851% due 09/25/2034 •	5	5
3.068% due 05/25/2047 ~	101	90
3.519% due 11/25/2034 ~	14	14
3.537% due 02/20/2036 ^•	280	258
3.679% due 08/25/2034 ^~	3	3
4.051% due 11/19/2033 ~	7	7
5.500% due 10/25/2035	77	70
Credit Suisse First Boston Mortgage Securities Corp.
3.962% due 08/25/2033 ~	2	2
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/26/2036 ^	118	66
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^×	225	214
GreenPoint Mortgage Funding Trust
2.631% due 11/25/2045 •	9	8
GSR Mortgage Loan Trust
3.630% due 03/25/2033 •	6	6
3.641% due 06/25/2034 ~	4	4
3.678% due 09/25/2035 ~	125	128
HarborView Mortgage Loan Trust
2.408% due 12/19/2036 ^•	137	132
IndyMac Mortgage Loan Trust
3.503% due 09/25/2035 ^~	178	168
JPMorgan Mortgage Trust
3.613% due 01/25/2037 ~	200	191
3.689% due 11/25/2033 ~	5	5
3.977% due 02/25/2035 ~	5	5
Luminent Mortgage Trust
2.331% due 04/25/2036 •	407	347
MASTR Adjustable Rate Mortgages Trust
3.798% due 05/25/2034 ~	473	473
MASTR Alternative Loan Trust
2.491% due 03/25/2036 •	46	10
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.513% due 12/15/2030 •	6	5
Merrill Lynch Mortgage Investors Trust
2.301% due 02/25/2036 •	78	76
3.596% due 02/25/2036 ~	49	50
3.908% due 02/25/2033 ~	11	11
Merrill Lynch Mortgage-Backed Securities Trust
3.686% due 04/25/2037 ^~	6	6
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.459% due 10/25/2035 ~	14	14
OBX Trust
2.741% due 06/25/2057 ~	553	555

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
2.301% due 04/25/2046 •	$157	$77
6.000% due 12/25/2036 ^	357	330
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	84	80
Structured Adjustable Rate Mortgage Loan Trust
3.689% due 09/25/2034 ~	15	15
3.756% due 02/25/2034 ~	9	9
3.915% due 04/25/2034 ~	18	18
Structured Asset Mortgage Investments Trust
2.281% due 07/25/2046 ^•	340	288
2.301% due 05/25/2036 •	90	81
2.311% due 05/25/2036 •	399	365
2.311% due 09/25/2047 •	399	379
2.335% due 07/19/2035 •	132	130
2.371% due 02/25/2036 ^•	437	407
2.665% due 07/19/2034 •	2	2
2.785% due 03/19/2034 •	4	4
SunTrust Alternative Loan Trust
2.741% due 12/25/2035 ^•	654	542
WaMu Mortgage Pass-Through Certificates Trust
2.258% due 02/25/2047 ^•	313	289
2.361% due 12/25/2045 •	36	37
2.395% due 07/25/2046 •	164	160
2.401% due 01/25/2045 •	6	6
2.731% due 01/25/2045 •	6	6
2.867% due 01/25/2037 ^~	24	23
2.958% due 08/25/2042 •	4	4
3.097% due 12/25/2036 ^~	5	4
3.425% due 02/25/2033 ~	69	68
3.438% due 12/25/2036 ^~	33	33
3.459% due 06/25/2037 ^~	59	55
3.462% due 09/25/2036 ~	83	82
3.722% due 03/25/2034 ~	21	21
4.099% due 06/25/2033 ~	6	6
Washington Mutual Mortgage Pass-Through Certificates Trust
2.498% due 07/25/2046 ^•	51	37
Wells Fargo Mortgage-Backed Securities Trust
3.881% due 04/25/2036 ~	5	5

		12,094

U.S. GOVERNMENT AGENCIES 17.4%
Fannie Mae
2.211% (LIBOR01M + 0.120%) due 03/25/2034 ~	4	4
2.241% (LIBOR01M + 0.150%) due 08/25/2034 ~	2	2
2.491% (LIBOR01M + 0.400%) due 06/25/2036 ~	22	22
3.000% due 08/01/2042 - 08/01/2043	233	228
3.028% (US0012M + 1.278%) due 10/01/2034 ~	1	1
3.126% (US0012M + 1.376%) due 12/01/2034 ~	4	4
3.583% (H15T1Y + 2.359%) due 11/01/2034 ~	27	29
6.000% due 07/25/2044	19	21
Fannie Mae, TBA
3.500% due 07/01/2048 - 08/01/2048	24,200	24,062
4.000% due 08/01/2048	4,400	4,479
Freddie Mac
1.398% due 01/15/2038 ~(a)	348	15
2.257% (LIBOR01M + 0.350%) due 01/15/2038 ~	348	348

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.371% (LIBOR01M + 0.280%) due 09/25/2031 ~	$16	$16
2.664% (12MTA + 1.200%) due 10/25/2044 ~	34	34
3.000% due 03/01/2045	731	711
3.639% (H15T1Y + 2.278%) due 02/01/2029 ~	2	2
3.997% (US0012M + 1.807%) due 04/01/2037 ~	25	26
6.000% due 04/15/2036	258	285
Freddie Mac, TBA
3.000% due 07/01/2048	3,000	2,902
3.500% due 07/01/2048	5,000	4,973
Ginnie Mae
3.125% (H15T1Y + 1.500%) due 11/20/2024 ~	1	1
6.000% due 09/20/2038	4	4

		38,169

U.S. TREASURY OBLIGATIONS 7.2%
U.S. Treasury Bonds
2.875% due 05/15/2043	100	98
3.125% due 02/15/2043	100	103
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2022	1,236	1,211
0.125% due 07/15/2024 (n)	791	770
0.500% due 01/15/2028	2,133	2,087
1.000% due 02/15/2048	711	736
1.375% due 02/15/2044	323	360
1.750% due 01/15/2028	2,392	2,615
2.500% due 01/15/2029 (p)	2,089	2,456
3.875% due 04/15/2029 (p)	701	925
U.S. Treasury Notes
2.875% due 04/30/2025 (p)	4,300	4,316

		15,677

Total United States (Cost $99,789)		103,467

SHORT-TERM INSTRUMENTS 8.4%

COMMERCIAL PAPER 2.0%
American Electric Power, Inc.
2.370% due 07/24/2018	300	299
AT&T, Inc.
2.620% due 09/06/2018	500	498
Dominion Resources, Inc.
2.300% due 07/10/2018	600	600
Energy Transfer Partners
2.800% due 07/03/2018	300	300
Entergy Corp.
2.700% due 09/04/2018	300	299
HP, Inc.
2.460% due 07/23/2018	300	300
Marriott International
2.290% due 07/25/2018	300	299
McKesson Corp.
2.400% due 07/19/2018	300	300
Mondelez International, Inc.
2.430% due 08/15/2018	500	498
NBCUniversal Enterprise, Inc.
2.290% due 07/19/2018	300	300
Schlumberger Holdings
2.620% due 10/03/2018	300	298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thomson Reuters Corp.
2.400% due 07/25/2018		$300	$299

			4,290

REPURCHASE AGREEMENTS (k) 0.2%
			525

ARGENTINA TREASURY BILLS 0.5%
24.944% due 09/14/2018 - 10/12/2018 (d)(e)	ARS	4,920	157
2.334% due 07/13/2018 - 12/14/2018 (d)(e)		$1,000	988

			1,145

JAPAN TREASURY BILLS 4.5%
(0.133)% due 07/02/2018 - 09/10/2018 (d)(e)	JPY	1,090,000	9,847

NIGERIA TREASURY BILLS 1.1%
14.255% due 11/22/2018 - 04/04/2019 (d)(e)	NGN	921,200	2,391

U.S. TREASURY BILLS 0.1%
1.958% due 10/04/2018 (e)(f)(p)		$174	173

Total Short-Term Instruments (Cost $18,627)			18,371

Total Investments in Securities (Cost $242,992)			245,592

		SHARES
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short Asset Portfolio		334,173	3,344
PIMCO Short-Term Floating NAV Portfolio III		359,965	3,558

Total Short-Term Instruments (Cost $6,906)			6,902

Total Investments in Affiliates (Cost $6,906)			6,902

Total Investments 115.4% (Cost $249,898)			$252,494

Financial Derivative Instruments (m)(o) (0.2)% (Cost or Premiums, net $9)			(369)

Other Assets and Liabilities, net (15.2)%			(33,231)

Net Assets 100.0%			$218,894

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

«	Security valued using significant unobservable inputs (Level 3).
×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 1,855	$1,831	0.84%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$525	U.S. Treasury Notes 1.875% due 02/28/2022	$(538)	$525	$525

Total Repurchase Agreements						$(538)	$525	$525

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
SCX	0.600%	05/02/2018	07/05/2018	GBP	(1,903)	$(2,511)

Total Reverse Repurchase Agreements						$(2,511)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$525	$0	$0	$525	$(538)	$(13)
SCX	0	(2,511)	0	(2,511)	2,517	6

Total Borrowings and Other Financing Transactions	$525	$(2,511)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(2,511)	$0	$0	$(2,511)

Total Borrowings	$0	$(2,511)	$0	$0	$(2,511)

Payable for reverse repurchase agreements					$(2,511)

(l)	Securities with an aggregate market value of $2,517 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(8,531) at a weighted average interest rate of 1.061%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	$105.750	08/24/2018	5	$	5	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	106.500	08/24/2018	32		32	0	0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	107.250	08/24/2018	211		211	2	1
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	133.000	08/24/2018	98		98	1	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	137.000	08/24/2018	15		15	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	137.500	08/24/2018	2		2	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	175.000	08/24/2018	29		29	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	185.000	08/24/2018	1		1	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	186.000	08/24/2018	7		7	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	117.000	08/24/2018	115		115	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	118.000	08/24/2018	7		7	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	120.000	08/24/2018	1		1	0	0

						$4	$1

Total Purchased Options						$4	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$119.000	07/27/2018	14	$	14	$(4)	$(1)
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	120.500	07/27/2018	14		14	(3)	(5)

						$(7)	$(6)

Total Written Options						$(7)	$(6)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	267	$	64,771	$(31)	$0	$(7)
90-Day Eurodollar March Futures	03/2019	503		122,279	(134)	0	0
90-Day Eurodollar September Futures	09/2018	22		5,365	(22)	0	0
Australia Government 3-Year Note September Futures	09/2018	7	AUD	577	2	0	0
Australia Government 10-Year Bond September Futures	09/2018	63		6,031	99	5	(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 152.000 on Euro-BTP 10-Year Bond September 2018 Futures	08/2018	63	EUR	1	$0	$0	$0
Call Options Strike @ EUR 166.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	134		2	0	0	0
Call Options Strike @ EUR 183.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	125		1	0	0	0
Euro-Bobl September Futures	09/2018	410		63,283	209	29	(19)
Euro-Bund 10-Year Bond September Futures	09/2018	16		3,037	25	4	0
Euro-Buxl 30-Year Bond September Futures	09/2018	6		1,245	31	12	0
Euro-Schatz September Futures	09/2018	86		11,257	9	1	(2)
Put Options Strike @ EUR 124.000 on Euro-Bobl September 2018 Futures	08/2018	60		0	0	0	0
Put Options Strike @ EUR 125.000 on Euro-Bobl September 2018 Futures	08/2018	272		2	0	0	0
Put Options Strike @ EUR 128.250 on Euro-Bobl September 2018 Futures	08/2018	75		0	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	30		0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2018	248	$	28,177	46	0	(6)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	89		14,201	275	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	262	GBP	42,846	11	4	(9)

					$520	$55	$(55)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	267	$	(64,761)	$(20)	$10	$0
90-Day Eurodollar March Futures	03/2020	503		(122,003)	60	19	0
90-Day Eurodollar September Futures	09/2019	22		(5,339)	33	1	0
Call Options Strike @ EUR 133.000 on Euro-Bobl 10-Year Bond September 2018 Futures	08/2018	30	EUR	(6)	0	1	(1)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	29		(89)	(76)	0	(7)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	8		(20)	(17)	0	(2)
Canada Government 10-Year Bond September Futures	09/2018	4	CAD	(416)	(12)	3	0
Euro-BTP Italy Government Bond September Futures	09/2018	63	EUR	(9,361)	39	0	(111)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	261		(47,103)	(421)	0	(207)
Put Options Strike @ EUR 131.250 on Euro-Bobl September 2018 Futures	08/2018	30		(4)	1	0	0
Put Options Strike @ EUR 156.500 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	8		0	4	0	0
U.S. Treasury 10-Year Note September Futures	09/2018	115	$	(13,822)	(9)	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	262	GBP	(42,733)	7	8	(4)
United Kingdom Long Gilt September Futures	09/2018	129		(20,951)	(278)	48	0

					$(689)	$90	$(332)

Total Futures Contracts					$(169)	$145	$(387)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	12/20/2020	0.192%		$500	$(14)	$4	$(10)	$0	$0
BASF SE	(1.000)	Quarterly	12/20/2020	0.186	EUR	200	(6)	1	(5)	0	0
Bayer AG	(1.000)	Quarterly	12/20/2020	0.227		100	(3)	1	(2)	0	0
Koninklijke DSM NV	(1.000)	Quarterly	12/20/2020	0.166		300	(9)	2	(7)	0	0
Pfizer, Inc.	(1.000)	Quarterly	12/20/2020	0.180		$600	(17)	5	(12)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.221		700	(19)	6	(13)	0	0
Telia Co. AB	(1.000)	Quarterly	12/20/2020	0.225	EUR	200	(5)	0	(5)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.381		200	(4)	0	(4)	1	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.178		$200	(6)	2	(4)	0	0

							$(83)	$21	$(62)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.495%	EUR	100	$2	$(1)	$1	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.758		200	(3)	8	5	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2025	1.589		400	(13)	(5)	(18)	0	0

							$(14)	$2	$(12)	$0	$(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	1,500	$(114)	$18	$(96)	$0	$0
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		11,800	(225)	18	(207)	0	(6)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	6,400	(198)	77	(121)	0	(3)

						$(537)	$113	$(424)	$0	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	2,231	$(9)	$(53)	$(62)	$0	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		10,400	(208)	(201)	(409)	0	(1)

						$(217)	$(254)	$(471)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		$500	$0	$(5)	$(5)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		1,500	1	(18)	(17)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		400	0	(4)	(4)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		500	0	(6)	(6)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		500	0	(7)	(7)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		900	0	(12)	(12)	1	0
Pay	1-Year BRL-CDI	6.930	Maturity	01/02/2020	BRL	56,900	(76)	(166)	(242)	4	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021		8,600	3	(13)	(10)	3	0
Pay(6)	3-Month CAD Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	12,800	(20)	25	5	0	(18)
Receive	3-Month CAD Bank Bill	2.200	Semi-Annual	06/16/2026		1,400	(20)	45	25	8	0
Receive	3-Month CAD Bank Bill	1.850	Semi-Annual	09/15/2027		8,100	323	36	359	47	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	600	(4)	(1)	(5)	1	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	34,600	38	42	80	17	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019		$135,800	(112)	(459)	(571)	0	(3)
Pay(6)(7)	1-Month LIBOR + 0.117%	0.000	Quarterly	03/02/2020		3,400	0	0	0	1	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		135,800	76	572	648	4	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		16,200	317	9	326	1	0
Pay(6)(7)	1-Month LIBOR + 0.084%	0.000	Quarterly	04/26/2022		12,800	0	(2)	(2)	1	0
Pay(7)	1-Month LIBOR + 0.070%	2.326	Quarterly	06/12/2022		2,000	0	3	3	0	0
Pay(7)	1-Month LIBOR + 0.084%	2.326	Quarterly	06/12/2022		2,900	0	3	3	0	0
Pay(7)	1-Month LIBOR + 0.085%	2.326	Quarterly	06/19/2022		10,400	1	9	10	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		11,800	85	229	314	6	0
Pay(6)(7)	1-Month LIBOR + 0.073%	0.000	Quarterly	04/27/2023		6,300	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		1,300	53	1	54	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		4,400	179	3	182	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		17,900	(377)	1,417	1,040	10	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		14,700	(553)	(6)	(559)	0	(14)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		9,500	(170)	617	447	16	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,400	156	(17)	139	2	0
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		400	(3)	6	3	1	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		1,800	(15)	28	13	3	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	87,200	19	(156)	(137)	15	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		4,700	13	(6)	7	1	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	12/19/2020	EUR	6,400	4	(21)	(17)	0	(6)
Pay	6-Month EUR-EURIBOR	2.500	Annual	03/21/2023		14,000	1,491	400	1,891	3	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	09/19/2023		4,000	(21)	62	41	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		16,400	(56)	160	104	0	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		550	12	8	20	1	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		13,700	222	200	422	23	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	09/19/2048		10,050	206	(285)	(79)	0	(111)
Pay(6)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	21,300	5	21	26	0	(2)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	12/19/2019		16,400	24	37	61	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		21,300	60	(20)	40	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month GBP-LIBOR	1.250%	Semi-Annual	09/19/2020	GBP	8,400	$(1)	$36	$35	$0	$(3)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		16,400	(26)	(39)	(65)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2023		2,800	(1)	(27)	(28)	2	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028		3,200	(64)	44	(20)	0	(5)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	09/19/2048		900	(20)	(16)	(36)	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/17/2021	JPY	370,000	(69)	18	(51)	0	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		1,700,000	(50)	13	(37)	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		340,000	(7)	(8)	(15)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		10,000	1	(1)	0	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,020,000	(32)	(172)	(204)	0	(7)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		928,000	(69)	(20)	(89)	0	(3)
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		20,000	19	2	21	0	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		420,000	(643)	(39)	(682)	0	(3)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022	MXN	273,900	15	(121)	(106)	62	0
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027		6,300	1	(6)	(5)	2	0

							$915	$2,392	$3,307	$242	$(177)

Total Swap Agreements							$64	$2,274	$2,338	$243	$(188)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$145	$243	$389	$(6)	$(387)	$(188)	$(581)

(n)

Securities with an aggregate market value of $759 and cash of $4,646 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Versus Floating Rate Index Receive 3-Month USD-LIBOR

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
AZD	07/2018	NZD	108	$76	$3	$0
	08/2018	GBP	1,004	1,339	12	0
BOA	07/2018	ARS	5,399	194	7	0
	07/2018	JPY	40,000	380	19	0
	07/2018	KRW	409,686	377	9	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2018	TRY	11,227		$2,408	$0	$(18)
	07/2018		$378	ARS	10,798	0	(7)
	07/2018		242	INR	16,541	0	(1)
	08/2018	CHF	162		$163	0	(1)
	08/2018	JPY	140,000		1,285	17	0
	08/2018	NOK	20,845		2,546	0	(18)
	08/2018	SEK	89,860		10,338	273	0
	08/2018		$158	AUD	201	0	(9)
	08/2018		391	BRL	1,499	0	(6)
	08/2018		12,600	CHF	12,534	103	0
	08/2018		837	CZK	17,558	0	(46)
	08/2018		245	EUR	211	2	0
	08/2018		5,491	NOK	43,655	0	(122)
	08/2018	ZAR	39,047		$3,051	218	0
	09/2018	SGD	5,669		4,269	102	0
	09/2018		$330	IDR	4,664,550	0	(8)
	10/2018	BRL	1,600		$465	56	0
BPS	07/2018	ARS	2,165		81	8	0
	07/2018		$4	ARS	129	0	0
	07/2018		111	CAD	146	0	0
	07/2018		233	GBP	175	0	(2)
	08/2018	EUR	651		$763	0	0
	08/2018	GBP	408		545	5	0
	08/2018		$106	AUD	136	0	(6)
	09/2018	TWD	126,343		$4,300	134	0
	10/2018	KRW	103,838		93	0	0
BRC	07/2018	ARS	9,470		351	28	0
	08/2018	EUR	302		356	2	0
	08/2018		$8,266	MXN	157,874	0	(385)
	09/2018		844	INR	58,346	0	(1)
CBK	07/2018	ARS	229		$8	0	0
	07/2018	DKK	38,938		6,488	384	0
	07/2018	GBP	155		209	4	0
	07/2018		$3,041	CAD	3,959	0	(30)
	07/2018		3,789	GBP	2,862	1	(12)
	07/2018		3,451	RUB	218,233	21	0
	07/2018		215	TRY	985	0	(2)
	08/2018	AUD	363		$274	6	0
	08/2018	CZK	17,617		805	11	0
	08/2018	EUR	596		708	10	0
	08/2018	MXN	3,998		200	0	0
	08/2018		$31	ARS	640	0	(10)
	08/2018		632	CAD	832	2	0
	08/2018		292	EUR	249	0	0
	08/2018		1,385	GBP	1,023	0	(33)
	08/2018		215	MXN	4,348	2	0
	08/2018		2,373	TRY	10,503	0	(128)
	09/2018		122	CNH	814	0	0
	02/2019	EUR	847		$1,072	65	0
	06/2019	GBP	240		322	0	0
DUB	07/2018	ARS	5,399		186	0	0
	07/2018	BRL	2,080		590	53	0
	07/2018	COP	940,815		345	24	0
	07/2018		$194	ARS	5,399	0	(7)
	07/2018		540	BRL	2,080	0	(3)
	07/2018		369	COP	1,055,658	0	(9)
	01/2019		692	EUR	550	0	(39)
	03/2019	BRL	1,006		$263	9	0
	03/2019		$224	MXN	4,806	9	0
	04/2019	SEK	917	EUR	89	2	0
FBF	07/2018	BRL	545		$143	2	0
	07/2018	CAD	68		51	0	(1)
	07/2018	COP	220,684		81	6	0
	07/2018	KRW	164,212		151	3	0
	07/2018		$141	BRL	545	0	(1)
	04/2019	EUR	177	SEK	1,816	0	(4)
GLM	07/2018	CAD	376	AUD	389	2	0
	07/2018		150		$113	0	(1)
	07/2018	CLP	1,133,373		1,746	12	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2018	KRW	728,153		$657	$3	$0
	07/2018		$637	BRL	2,441	0	(7)
	07/2018		712	CAD	936	0	0
	07/2018		865	COP	2,492,176	0	(15)
	08/2018	BRL	2,441		$635	7	0
	08/2018	CHF	363		369	1	0
	08/2018	EUR	14,706		17,614	387	0
	08/2018	GBP	1,326		1,754	4	(3)
	08/2018	SEK	980		112	2	0
	08/2018		$4,222	EUR	3,605	7	(6)
	08/2018		1,228	GBP	903	0	(34)
	09/2018	KRW	289,346		$263	3	0
	09/2018	RON	4,329	EUR	919	0	(1)
	09/2018		$1,746	CLP	1,133,373	0	(12)
	09/2018		107	IDR	1,511,054	0	(3)
HUS	07/2018	ARS	4,114		$152	12	0
	07/2018	BRL	4,160		1,097	24	0
	07/2018	CAD	3,547		2,666	0	(32)
	07/2018	DKK	970		157	6	(1)
	07/2018	KRW	430,677		390	3	0
	07/2018	RUB	291,545		4,626	0	(13)
	07/2018		$1,097	BRL	4,160	0	(23)
	07/2018		1,147	RUB	73,312	20	0
	08/2018	CHF	131		$133	1	0
	08/2018	MXN	5,053		251	0	(2)
	08/2018		$63	ARS	1,303	0	(20)
	08/2018		9,784	AUD	13,145	0	(55)
	08/2018		2,667	CAD	3,547	32	0
	08/2018		109	MXN	2,238	3	0
	08/2018		6,582	RUB	415,165	13	(20)
	09/2018		8,556	CNH	54,444	0	(372)
	09/2018		1,873	IDR	27,121,040	1	0
	10/2018		127	DKK	810	0	0
	12/2018	EUR	1,050		$1,314	72	0
	12/2018		$596	AUD	750	0	(41)
	01/2019	EUR	574		$690	9	0
	02/2019		$318	AUD	400	0	(22)
	03/2019	BRL	338		$100	15	0
	03/2019		$100	MXN	1,970	0	(5)
	05/2019		851	EUR	705	0	(5)
IND	09/2018	RON	2,326		494	0	0
JPM	07/2018	ARS	997		$36	2	0
	07/2018	BRL	2,441		655	25	0
	07/2018	CAD	1,216		917	3	(11)
	07/2018	COP	129,056		47	3	0
	07/2018		$1,057	CAD	1,402	10	0
	07/2018		1,802	CLP	1,133,373	0	(67)
	07/2018		1,945	NZD	2,762	0	(74)
	07/2018		588	PLN	2,009	0	(52)
	08/2018	AUD	176		$133	3	0
	08/2018	EUR	970		1,123	0	(13)
	08/2018	JPY	400,000		3,668	47	0
	08/2018	KRW	717,674		644	0	(1)
	08/2018	MXN	21,212		1,089	30	0
	08/2018	RUB	4,651		74	0	0
	08/2018		$191	EUR	161	0	(3)
	08/2018		455	GBP	337	0	(9)
	08/2018		1,445	JPY	157,700	0	(16)
	08/2018		9,572	NOK	77,477	0	(43)
	08/2018		2,969	ZAR	37,895	0	(219)
	09/2018	JPY	320,000		$2,933	29	0
	09/2018		$698	ARS	18,768	0	(89)
	09/2018		1	INR	69	0	0
	11/2018	NGN	482,527		$1,284	0	(26)
MSB	07/2018	BRL	5,976		1,570	28	0
	07/2018	CAD	1,341		1,034	14	0
	07/2018	PLN	2,017		594	55	0
	07/2018		$1,626	BRL	5,976	0	(84)
	08/2018		8	ARS	156	0	(2)
	08/2018		887	BRL	3,351	0	(25)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018	BRL	1,300		$377	$45	$0
	06/2021		$15	EUR	12	0	0
NGF	07/2018	KRW	635,592		$574	3	0
	07/2018		$752	INR	51,433	0	(3)
	08/2018	KRW	219,320		$197	0	0
	09/2018		$822	INR	56,206	0	(10)
RBC	08/2018	AUD	596		$449	8	0
	08/2018		$382	GBP	286	0	(4)
RYL	08/2018	NOK	1,590		$197	2	0
	08/2018	RUB	7,683		122	0	0
	08/2018		$184	EUR	153	0	(4)
	04/2019	SEK	1,288		124	1	0
SCX	07/2018		$47	COP	134,420	0	(1)
	07/2018		6,006	DKK	38,323	0	0
	08/2018	AUD	1,278		$966	20	0
	08/2018	GBP	1,893		2,520	17	0
	08/2018		$153	AUD	196	0	(8)
	08/2018		7,973	SEK	69,230	0	(219)
	09/2018	CNH	629		$98	4	0
	09/2018	IDR	5,276,664		369	4	0
	09/2018	KRW	238,713		222	7	0
	09/2018		$59	TWD	1,753	0	(1)
	10/2018	DKK	38,323		$6,050	1	0
	10/2018	INR	35,690		516	2	0
	11/2018	NGN	54,324		144	0	(3)
	04/2019		332,325		875	0	(9)
SOG	08/2018		$8	ARS	176	0	(3)
	12/2018		603	EUR	478	0	(37)
SSB	08/2018		13,723	JPY	1,496,695	0	(165)
UAG	07/2018	GBP	2,439		$3,225	6	0
	07/2018	JPY	190,000		1,787	71	0
	07/2018		$224	DKK	1,350	0	(12)
	08/2018		3,230	GBP	2,439	0	(6)
	09/2018		383	IDR	5,454,993	0	(6)

Total Forward Foreign Currency Contracts						$2,691	$(2,827)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	907	$17	$5
CBK	Call - OTC USD versus CAD	CAD	1.370	08/17/2018		1,754	3	2
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020		667	12	4
GLM	Call - OTC USD versus JPY		120.000	04/20/2020		1,067	20	6
HUS	Put - OTC AUD versus USD	$	0.735	02/05/2019	AUD	2,400	24	42
	Put - OTC EUR versus USD		1.140	05/24/2019	EUR	1,700	22	24
MSB	Call - OTC EUR versus USD		1.291	06/24/2021		178	11	11
	Put - OTC EUR versus USD		1.291	06/24/2021		178	13	12
SCX	Put - OTC USD versus INR	INR	69.220	10/25/2018	$	934	13	11
UAG	Call - OTC USD versus CHF	CHF	1.060	07/03/2018		12,000	1	0
	Call - OTC USD versus NOK	NOK	9.200	07/19/2018		10,000	1	0

							$137	$117

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 08/01/2048	$	73.000	08/06/2018	$	10,800	$0	$0

Total Purchased Options							$137	$117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018		$500	$(1)	$0
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018		1,100	(1)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		600	(1)	(1)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		300	(1)	0
	Call - OTC iTraxx Europe 29 5-Year Index	Buy	0.475	09/19/2018	EUR	5,100	(2)	0
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.750	09/19/2018		5,100	(10)	(24)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018		$300	0	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		400	(1)	(1)
DUB	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		300	0	0
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018		300	0	0

							$(17)	$(26)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus KRW	KRW	1,200.000	10/25/2018	$	934	$(4)	$(4)
CBK	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	684	(22)	(21)
	Call - OTC GBP versus USD		1.440	06/14/2019		690	(10)	(8)
	Put - OTC USD versus CAD	CAD	1.305	08/17/2018	$	1,169	(9)	(9)
HUS	Call - OTC AUD versus USD	$	0.825	12/04/2018	AUD	2,400	(31)	(1)
	Call - OTC EUR versus USD		1.270	05/24/2019	EUR	1,700	(23)	(17)

							$(99)	$(60)

Total Written Options							$(116)	$(86)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.175%	$	100	$(3)	$0	$0	$(3)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		1,000	(36)	4	0	(32)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		800	(20)	1	0	(19)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694		300	(6)	2	0	(4)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		800	(28)	3	0	(25)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		200	(5)	0	0	(5)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		400	(14)	1	0	(13)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694		700	(13)	3	0	(10)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		700	(24)	2	0	(22)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		300	(7)	0	0	(7)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		400	(10)	1	0	(9)

								$(166)	$17	$0	$(149)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(4)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD	1,300	$1,031	$5	$(74)	$0	$(69)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027		800	630	(2)	(37)	0	(39)
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	300	366	0	25	25	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027	AUD	262	205	1	(12)	0	(11)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	600	732	17	34	51	0

								$21	$(64)	$76	$(119)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	7,500	$0	$3	$3	$0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,600	0	(1)	0	(1)
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		30,100	0	10	10	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		6,500	0	(12)	0	(12)
DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		16,500	0	2	2	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		3,500	0	7	7	0
GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		14,800	0	4	4	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		15,400	1	4	5	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		3,200	0	(5)	0	(5)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		3,300	0	(2)	0	(2)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		5,100	0	2	2	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,100	0	(1)	0	(1)
JPM	Receive	3-Month KRW-KORIBOR	2.005	Quarterly	07/10/2027	KRW	2,520,100	0	36	36	0
SOG	Receive	3-Month KRW-KORIBOR	2.025	Quarterly	07/10/2027		5,588,900	71	0	71	0

								$72	$47	$140	$(21)

Total Swap Agreements								$(73)	$0	$216	$(289)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$15	$0	$0	$15	$0	$0	$0	$0	$15	$0	$15
BOA	806	5	3	814	(236)	0	(4)	(240)	574	(330)	244
BPS	147	0	0	147	(8)	(5)	(159)	(172)	(25)	0	(25)
BRC	30	0	10	40	(386)	(24)	(46)	(456)	(416)	677	261
CBK	506	2	0	508	(215)	(39)	(13)	(267)	241	(280)	(39)
DUB	97	4	34	135	(58)	0	0	(58)	77	0	77
FBF	11	0	0	11	(6)	0	0	(6)	5	0	5
GLM	428	6	9	443	(82)	0	(7)	(89)	354	(440)	(86)
GST	0	0	0	0	0	0	(32)	(32)	(32)	0	(32)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
HUS	$211	$66	$2	$279	$(611)	$(18)	$(8)	$(637)	$(358)	$271	$(87)
JPM	152	0	36	188	(623)	0	(9)	(632)	(444)	271	(173)
MSB	142	23	0	165	(111)	0	0	(111)	54	80	134
MYC	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
NGF	3	0	0	3	(13)	0	0	(13)	(10)	0	(10)
RBC	8	0	0	8	(4)	0	0	(4)	4	0	4
RYL	3	0	51	54	(4)	0	0	(4)	50	(10)	40
SCX	55	11	0	66	(241)	0	0	(241)	(175)	292	117
SOG	0	0	71	71	(40)	0	0	(40)	31	0	31
SSB	0	0	0	0	(165)	0	0	(165)	(165)	0	(165)
UAG	77	0	0	77	(24)	0	0	(24)	53	0	53

Total Over the Counter	$2,691	$117	$216	$3,024	$(2,827)	$(86)	$(289)	$(3,202)

(p)

Securities with an aggregate market value of $1,592 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	145	145
Swap Agreements	0	1	0	0	242	243

	$0	$1	$0	$0	$388	$389

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,691	$0	$2,691
Purchased Options	0	0	0	117	0	117
Swap Agreements	0	0	0	76	140	216

	$0	$0	$0	$2,884	$140	$3,024

	$0	$1	$0	$2,884	$528	$3,413

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	387	387
Swap Agreements	0	11	0	0	177	188

	$0	$11	$0	$0	$570	$581

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,826	$0	$2,826
Written Options	0	26	0	60	0	86
Swap Agreements	0	149	0	119	21	289

	$0	$175	$0	$3,005	$21	$3,201

	$0	$186	$0	$3,005	$591	$3,782

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Written Options	0	0	0	0	13	13
Futures	0	0	0	0	(1,955)	(1,955)
Swap Agreements	0	(442)	0	0	975	533

	$0	$(442)	$0	$0	$(953)	$(1,395)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,603)	$0	$(2,603)
Purchased Options	0	0	0	12	(68)	(56)
Written Options	0	13	0	289	11	313
Swap Agreements	0	31	0	3,033	(13)	3,051

	$0	$44	$0	$731	$(70)	$705

	$0	$(398)	$0	$731	$(1,023)	$(690)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	(12)	(12)
Futures	0	0	0	0	33	33
Swap Agreements	0	(84)	0	0	905	821

	$0	$(84)	$0	$0	$920	$836

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$352	$0	$352
Purchased Options	0	0	0	(3)	64	61
Written Options	0	(9)	0	(19)	(8)	(36)
Swap Agreements	0	(22)	0	(2,141)	(24)	(2,187)

	$0	$(31)	$0	$(1,811)	$32	$(1,810)

	$0	$(115)	$0	$(1,811)	$952	$(974)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	29

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$580	$0	$580
Australia
Corporate Bonds & Notes	0	597	0	597
Non-Agency Mortgage-Backed Securities	0	425	0	425
Sovereign Issues	0	639	0	639
Bermuda
Loan Participations and Assignments	0	0	1,831	1,831
Brazil
Corporate Bonds & Notes	0	1,704	0	1,704
Sovereign Issues	0	736	0	736
Canada
Corporate Bonds & Notes	0	3,384	0	3,384
Non-Agency Mortgage-Backed Securities	0	718	0	718
Sovereign Issues	0	7,458	0	7,458
Cayman Islands
Asset-Backed Securities	0	6,039	0	6,039
Corporate Bonds & Notes	0	392	0	392
Denmark
Corporate Bonds & Notes	0	7,269	0	7,269
France
Corporate Bonds & Notes	0	3,774	0	3,774
Sovereign Issues	0	7,450	0	7,450
Germany
Corporate Bonds & Notes	0	2,015	0	2,015
Guernsey, Channel Islands
Corporate Bonds & Notes	0	832	0	832
Ireland
Asset-Backed Securities	0	2,120	0	2,120
Corporate Bonds & Notes	0	591	0	591
Sovereign Issues	0	625	0	625
Israel
Sovereign Issues	0	383	0	383
Italy
Corporate Bonds & Notes	0	2,129	0	2,129
Non-Agency Mortgage-Backed Securities	0	464	0	464
Sovereign Issues	0	4,426	0	4,426
Japan
Corporate Bonds & Notes	0	1,597	0	1,597
Sovereign Issues	0	3,106	0	3,106
Kuwait
Sovereign Issues	0	2,048	0	2,048
Lithuania
Sovereign Issues	0	429	0	429
Luxembourg
Corporate Bonds & Notes	0	2,065	0	2,065
Netherlands
Asset-Backed Securities	0	351	0	351
Corporate Bonds & Notes	0	5,013	0	5,013
Norway
Corporate Bonds & Notes	0	585	0	585
Sovereign Issues	0	211	0	211
Portugal
Corporate Bonds & Notes	0	140	0	140
Qatar
Sovereign Issues	0	2,616	0	2,616
Saudi Arabia
Sovereign Issues	0	4,080	0	4,080
Singapore
Corporate Bonds & Notes	0	184	0	184
Slovenia
Sovereign Issues	0	1,109	0	1,109

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
South Korea
Corporate Bonds & Notes	$0	$195	$0	$195
Spain
Corporate Bonds & Notes	0	450	0	450
Sovereign Issues	0	8,532	0	8,532
Supranational
Corporate Bonds & Notes	0	1,089	0	1,089
Sweden
Corporate Bonds & Notes	0	10,987	0	10,987
Switzerland
Corporate Bonds & Notes	0	2,022	0	2,022
Sovereign Issues	0	149	0	149
United Arab Emirates
Sovereign Issues	0	1,138	0	1,138
United Kingdom
Corporate Bonds & Notes	0	11,745	0	11,745
Non-Agency Mortgage-Backed Securities	0	4,814	0	4,814
Sovereign Issues	0	2,518	0	2,518
United States
Asset-Backed Securities	0	7,109	0	7,109
Corporate Bonds & Notes	0	27,578	0	27,578
Loan Participations and Assignments	0	780	0	780
Municipal Bonds & Notes	0	2,060	0	2,060
Non-Agency Mortgage-Backed Securities	0	12,094	0	12,094
U.S. Government Agencies	0	38,169	0	38,169
U.S. Treasury Obligations	0	15,677	0	15,677
Short-Term Instruments
Commercial Paper	0	4,290	0	4,290
Repurchase Agreements	0	525	0	525
Argentina Treasury Bills	0	1,145	0	1,145
Japan Treasury Bills	0	9,847	0	9,847
Nigeria Treasury Bills	0	2,391	0	2,391
U.S. Treasury Bills	0	173	0	173

	$0	$243,761	$1,831	$245,592

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,902	$0	$0	$6,902

Total Investments	$6,902	$243,761	$1,831	$252,494

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	146	243	0	389
Over the counter	0	3,024	0	3,024

	$146	$3,267	$0	$3,413

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(387)	(194)	0	(581)
Over the counter	0	(3,202)	0	(3,202)

	$(387)	$(3,396)	$0	$(3,783)

Total Financial Derivative Instruments	$(241)	$(129)	$0	$(370)

Totals	$6,661	$243,632	$1,831	$252,124

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged) (formerly PIMCO Global Bond Portfolio (Unhedged)) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2018	31

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

SEMIANNUAL REPORT	JUNE 30, 2018	33

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	JUNE 30, 2018	35

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,307	$39	$0	$0	$(2)	$3,344	$38	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,818	$56,239	$(57,500)	$2	$(1)	$3,558	$40	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed

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upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker

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Notes to Financial Statements (Cont.)

or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to

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compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

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Notes to Financial Statements (Cont.)

the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and

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June 30, 2018 (Unaudited)

purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

SEMIANNUAL REPORT	JUNE 30, 2018	43

Notes to Financial Statements (Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	JUNE 30, 2018	45

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$268,710	$285,174	$24,690	$38,251

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	66	$794	132	$1,592
Administrative Class	1,459	17,867	2,627	31,692
Advisor Class	179	2,178	576	6,981
Issued as reinvestment of distributions
Institutional Class	8	98	17	211
Administrative Class	144	1,756	324	3,951
Advisor Class	20	247	46	557
Cost of shares redeemed
Institutional Class	(98)	(1,191)	(130)	(1,579)
Administrative Class	(2,342)	(28,789)	(3,946)	(47,698)
Advisor Class	(341)	(4,138)	(936)	(11,303)
Net increase (decrease) resulting from Portfolio share transactions	(905)	$(11,178)	(1,290)	$(15,596)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 64% of the Portfolio. One of the shareholders is a related party and comprises 29% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

SEMIANNUAL REPORT	JUNE 30, 2018	47

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Bond Opportunities Portfolio (Unhedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$249,918	$15,376	$(10,813)	$4,563

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

Effective July 30, 2018, PIMCO Global Bond Portfolio (Unhedged) changed its name to PIMCO Global Bond Opportunities Portfolio (Unhedged).

There were no other subsequent events identified that require recognition or disclosure.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	NGN	Nigerian Naira	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR
BBSW1M	1 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0012M	12 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	JUNE 30, 2018	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT08SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Global Core Bond (Hedged) Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers

4	PIMCO VARIABLE INSURANCE TRUST

to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 06/30/2018†§

United States‡	46.6%
United Kingdom	7.7%
Canada	4.6%
Japan	3.4%
Sweden	3.3%
Cayman Islands	3.1%
Netherlands	3.0%
France	2.8%
Italy	2.7%
Denmark	2.4%
Saudi Arabia	1.7%
Spain	1.6%
Qatar	1.0%
Other	5.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	0.46%	2.70%	1.36%	0.90%
Bloomberg Barclays Global Aggregate (USD Hedged) Indexª ±	0.07%	1.66%	3.31%	3.58%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

ª Prior to October 21, 2016, the Fund’s primary benchmark was the Bloomberg Barclays U.S. Aggregate Index.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.76% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to investment grade corporate spread duration contributed to relative performance, as spreads widened.

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to performance, as total returns were positive during the reporting period.

»

Underweight exposure to U.S. rates, particularly at the 2-3 year part of the yield curve and at the 30-year part of the yield curve, contributed to performance, as rates rose over the reporting period.

»	Holdings of sovereign emerging markets external debt detracted from performance. The broader market for external emerging market debt declined.

»	Holdings of non-investment grade corporate credit detracted from relative performance, as spreads widened.

»	Long exposure to the Russian ruble and Turkish lira detracted from performance, as the currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,004.60	$3.68	$1,000.00	$1,021.12	$3.71	0.74%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
01/01/2018 - 06/30/2018+	$9.47	$0.09	$(0.05)	$0.04	$(0.07)	$0.00	$0.00	$(0.07)
12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	0.00	(0.13)
12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	0.00	(0.15)
12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)
12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)
12/31/2013	10.25	0.14	(0.46)	(0.32)	(0.15)	(0.03)	0.00	(0.18)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.44	0.46%	$114,177	0.74	%*	0.74	%*	0.71	%*	0.71	%*	1.83	%*	165%
9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61		292
9.21	6.78	107,052	0.91	(c)	0.91	(c)	0.86	(c)	0.86	(c)	2.31		342
8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50		256
9.42	(1.49)	218,872	0.90		0.90		0.90		0.90		1.59		145
9.75	(3.14)	236,780	0.90		0.90		0.90		0.90		1.43		156

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$134,324
Investments in Affiliates	5,678
Financial Derivative Instruments
Exchange-traded or centrally cleared	112
Over the counter	1,152
Deposits with counterparty	1,525
Foreign currency, at value	440
Receivable for investments sold	7,999
Receivable for TBA investments sold	22,255
Receivable for Portfolio shares sold	39
Interest and/or dividends receivable	631
Dividends receivable from Affiliates	14
Total Assets	174,169

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,104
Financial Derivative Instruments
Exchange-traded or centrally cleared	130
Over the counter	710
Payable for investments purchased	7,955
Payable for investments in Affiliates purchased	14
Payable for TBA investments purchased	47,743
Deposits from counterparty	265
Payable for Portfolio shares redeemed	2
Accrued investment advisory fees	24
Accrued supervisory and administrative fees	30
Accrued servicing fees	14
Other liabilities	1
Total Liabilities	59,992

Net Assets	$114,177

Net Assets Consist of:
Paid in capital	$117,037
Undistributed (overdistributed) net investment income	(1,467)
Accumulated undistributed net realized gain (loss)	(1,375)
Net unrealized appreciation (depreciation)	(18)

Net Assets	$114,177

Net Assets:
Administrative Class	$114,177

Shares Issued and Outstanding:
Administrative Class	12,098

Net Asset Value Per Share Outstanding:
Administrative Class	$9.44

Cost of investments in securities	$135,753
Cost of investments in Affiliates	$5,683
Cost of foreign currency held	$445
Cost or premiums of financial derivative instruments, net	$(124)

* Includes repurchase agreements of:	$504

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$1,364
Dividends	2
Dividends from Investments in Affiliates	84
Total Income	1,450

Expenses:
Investment advisory fees	141
Supervisory and administrative fees	174
Servicing fees - Administrative Class	84
Trustee fees	2
Interest expense	16
Miscellaneous expense	2
Total Expenses	419

Net Investment Income (Loss)	1,031

Net Realized Gain (Loss):
Investments in securities	318
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(230)
Over the counter financial derivative instruments	910
Foreign currency	(1,476)

Net Realized Gain (Loss)	(479)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3,152)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	815
Over the counter financial derivative instruments	1,079
Foreign currency assets and liabilities	1,154

Net Change in Unrealized Appreciation (Depreciation)	(106)

Net Increase (Decrease) in Net Assets Resulting from Operations	$446

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$1,031	$1,690
Net realized gain (loss)	(479)	464
Net change in unrealized appreciation (depreciation)	(106)	2,306

Net Increase (Decrease) in Net Assets Resulting from Operations	446	4,460

Distributions to Shareholders:
From net investment income
Administrative Class	(880)	(1,490)

Total Distributions(a)	(880)	(1,490)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	6,742	(2,153)

Total Increase (Decrease) in Net Assets	6,308	817

Net Assets:
Beginning of period	107,869	107,052
End of period*	$114,177	$107,869

* Including undistributed (overdistributed) net investment income of:	$(1,467)	$(1,618)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.6%

ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	$106
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,630	52
40.000% (ARPP7DRR) due 06/21/2020 ~		1,940	70

Total Argentina (Cost $324)			228

AUSTRALIA 0.3%

CORPORATE BONDS & NOTES 0.3%
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	387

Total Australia (Cost $401)			387

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%
Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2018 (e)(h)		101	2
Petrobras Global Finance BV
6.125% due 01/17/2022		34	35
6.250% due 03/17/2024		400	398
7.375% due 01/17/2027		200	200

Total Brazil (Cost $649)			635

CANADA 5.6%

CORPORATE BONDS & NOTES 0.3%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		100	97
Enbridge, Inc.
3.041% (US0003M + 0.700%) due 06/15/2020 ~		100	100
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	117

			314

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
1.750% due 06/01/2020	CAD	180	137
1.950% due 07/01/2020		439	336
1.950% due 08/01/2020		130	99

			572

SOVEREIGN ISSUES 4.8%
Canada Housing Trust
2.400% due 12/15/2022		2,800	2,135
Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)		115	110
Province of Alberta
1.250% due 06/01/2020		400	299
2.350% due 06/01/2025		600	448
Province of Ontario
2.400% due 06/02/2026		2,300	1,706
2.500% due 09/10/2021		$800	787

			5,485

Total Canada (Cost $6,565)			6,371

CAYMAN ISLANDS 3.8%

ASSET-BACKED SECURITIES 3.4%
Avery Point CLO Ltd.
3.475% due 01/18/2025 •		326	326
B&M CLO Ltd.
3.078% due 04/16/2026 •		300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carlyle Global Market Strategies CLO Ltd.
3.488% due 10/16/2025 •		$500	$500
Cent CLO Ltd.
3.576% due 07/27/2026 •		500	501
Evans Grove CLO Ltd.
3.239% due 05/28/2028 •		100	100
Flagship Ltd.
3.479% due 01/20/2026 •		428	429
JMP Credit Advisors CLO Ltd.
3.203% due 01/17/2028 •		300	300
Monarch Grove CLO
3.240% due 01/25/2028 •		300	300
NewMark Capital Funding CLO Ltd.
3.528% due 06/30/2026 •		300	300
Sudbury Mill CLO Ltd.
3.503% due 01/17/2026 •		469	470
TICP CLO Ltd.
3.743% due 04/20/2028 •		300	298
Venture CLO Ltd.
3.228% due 04/15/2027 •		100	100

			3,923

CORPORATE BONDS & NOTES 0.4%
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		202	184
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.200% PIK)
7.720% due 12/01/2026 (b)		652	174
QNB Finance Ltd.
1.880% due 08/02/2018		100	100

			458

Total Cayman Islands (Cost $4,762)			4,381

DENMARK 2.9%

CORPORATE BONDS & NOTES 2.9%
BRFkredit A/S
2.000% due 10/01/2047	DKK	1,247	198
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		4,027	639
2.000% due 10/01/2050		1,291	202
2.500% due 10/01/2037		458	76
2.500% due 10/01/2047		1	0
3.000% due 10/01/2047		45	7
Nykredit Realkredit A/S
2.000% due 10/01/2047		5,174	820
2.500% due 10/01/2037		1,594	265
2.500% due 10/01/2047		12	2
Realkredit Danmark A/S
2.000% due 10/01/2047		6,327	1,002
2.500% due 10/01/2037		539	90
2.500% due 07/01/2047		111	18

Total Denmark (Cost $3,106)			3,319

FRANCE 3.5%

CORPORATE BONDS & NOTES 2.2%
Altice France S.A.
7.375% due 05/01/2026		$300	294
Credit Agricole S.A.
3.379% (US0003M + 1.020%) due 04/24/2023 ~		250	249
Danone S.A.
3.000% due 06/15/2022		200	196
Dexia Credit Local S.A.
1.875% due 09/15/2021		900	868
2.250% due 02/18/2020		250	248
2.500% due 01/25/2021		400	395
Electricite de France S.A.
4.600% due 01/27/2020		200	205

			2,455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.3%
France Government International Bond
2.000% due 05/25/2048 (k)	EUR	900	$1,167
3.250% due 05/25/2045 (k)		200	328

			1,495

Total France (Cost $3,850)			3,950

GERMANY 0.7%

CORPORATE BONDS & NOTES 0.7%
Deutsche Bank AG
3.177% (US0003M + 0.815%) due 01/22/2021 ~		$200	196
4.250% due 10/14/2021		500	493
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	79

Total Germany (Cost $773)			768

IRELAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$300	306
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		200	194

Total Ireland (Cost $507)			500

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
3.250% due 01/17/2028		200	194

Total Israel (Cost $199)			194

ITALY 3.3%

CORPORATE BONDS & NOTES 1.1%
Banca Carige SpA
3.875% due 10/24/2018	EUR	300	354
Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(h)(i)		200	231
7.750% due 01/11/2027 •(h)(i)		200	252
Wind Tre SpA
3.125% due 01/20/2025		400	380

			1,217

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Claris Abs SRL
0.081% due 10/31/2060 •		515	599
F-E Mortgages SRL
0.009% due 12/15/2043 •		17	20

			619

SOVEREIGN ISSUES 1.7%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024		700	783
2.800% due 03/01/2067		400	406
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	788

			1,977

Total Italy (Cost $4,340)			3,813

JAPAN 4.2%

CORPORATE BONDS & NOTES 0.4%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$200	198
3.455% due 03/02/2023		300	297

			495

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.8%
Japan Bank for International Cooperation
2.000% due 11/04/2021		$200	$193
2.375% due 07/21/2022		200	194
2.500% due 06/01/2022		200	195
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	583
Japan Government International Bond
0.400% due 03/20/2036	JPY	210,000	1,897
0.500% due 09/20/2046		110,000	946
Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	290

			4,298

Total Japan (Cost $5,109)			4,793

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%
Kuwait International Government Bond
2.750% due 03/20/2022		200	195
3.500% due 03/20/2027		700	683

Total Kuwait (Cost $893)			878

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%
Lithuania Government International Bond
6.125% due 03/09/2021		200	214

Total Lithuania (Cost $213)			214

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%
Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	286	313
European Financial Stability Facility
1.375% due 05/31/2047		200	224
Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019		$100	104
NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		200	198

Total Luxembourg (Cost $837)			839

NETHERLANDS 3.6%

ASSET-BACKED SECURITIES 0.4%
Jubilee CLO BV
0.479% due 12/15/2029 •	EUR	400	467

CORPORATE BONDS & NOTES 3.2%
British Transco International Finance BV
0.000% due 11/04/2021 (e)		$200	178
Cooperatieve Rabobank UA
2.792% (US0003M + 0.430%) due 04/26/2021 ~		250	250
ING Bank NV
2.625% due 12/05/2022		1,500	1,468
4.125% due 11/21/2023 •		1,300	1,304
Mylan NV
3.750% due 12/15/2020		100	101
NXP BV
4.125% due 06/15/2020		200	203
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	50	69
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$100	98

			3,671

Total Netherlands (Cost $4,155)			4,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$300	$293

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	145

Total Norway (Cost $456)			438

POLAND 0.2%

SOVEREIGN ISSUES 0.2%
Poland Government International Bond
2.250% due 04/25/2022	PLN	900	241

Total Poland (Cost $225)			241

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	300	105

Total Portugal (Cost $339)			105

QATAR 1.2%

SOVEREIGN ISSUES 1.2%
Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,001
4.500% due 04/23/2028		400	405

Total Qatar (Cost $1,393)			1,406

SAUDI ARABIA 2.0%

SOVEREIGN ISSUES 2.0%
Saudi Government International Bond
2.375% due 10/26/2021		1,000	961
2.875% due 03/04/2023		300	289
3.250% due 10/26/2026		200	188
4.000% due 04/17/2025		400	399
4.500% due 04/17/2030		500	500

Total Saudi Arabia (Cost $2,383)			2,337

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%
BOC Aviation Ltd.
2.750% due 09/18/2022		200	190

Total Singapore (Cost $199)			190

SPAIN 1.9%

CORPORATE BONDS & NOTES 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	200	243
Merlin Properties Socimi S.A.
2.225% due 04/25/2023		400	489
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		$300	310

			1,042

SOVEREIGN ISSUES 1.0%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	127
4.950% due 02/11/2020		400	494
Spain Government International Bond
2.900% due 10/31/2046		400	510

			1,131

Total Spain (Cost $2,189)			2,173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 4.1%

CORPORATE BONDS & NOTES 4.1%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	5,300	$608
2.250% due 09/21/2022		5,000	600
Nordea Hypotek AB
1.000% due 04/08/2022		8,300	951
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		2,000	233
Stadshypotek AB
1.500% due 12/15/2021		4,000	467
4.500% due 09/21/2022		7,000	915
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	231
2.000% due 06/17/2026		1,000	118
Swedbank Hypotek AB
1.000% due 09/15/2021		1,800	207
1.000% due 06/15/2022		3,100	355

Total Sweden (Cost $4,673)			4,685

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%
UBS AG
2.200% due 06/08/2020		$200	196
2.450% due 12/01/2020		200	196
2.780% (US0003M + 0.480%) due 12/01/2020 ~		200	200
2.901% due 06/08/2020 •		300	301
5.125% due 05/15/2024 (i)		200	200

Total Switzerland (Cost $1,105)			1,093

UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		300	288
3.125% due 10/11/2027		200	186

Total United Arab Emirates (Cost $498)			474

UNITED KINGDOM 9.5%

CORPORATE BONDS & NOTES 4.8%
Barclays Bank PLC
7.625% due 11/21/2022 (i)		500	539
Barclays PLC
6.500% due 09/15/2019 •(h)(i)	EUR	200	241
8.250% due 12/15/2018 •(h)(i)		$290	295
British Telecommunications PLC
9.625% due 12/15/2030		100	143
HSBC Holdings PLC
2.926% (US0003M + 0.600%) due 05/18/2021 ~		200	200
6.500% due 03/23/2028 •(h)(i)		200	192
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	817
5.125% due 03/07/2025		400	641
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)		200	270
Nationwide Building Society
10.250% ~(h)		0	50
Royal Bank of Scotland Group PLC
3.885% (US0003M + 1.550%) due 06/25/2024 ~		$500	499
Santander UK Group Holdings PLC
2.875% due 08/05/2021		300	291
4.750% due 09/15/2025		500	490
Tesco PLC
5.125% due 04/10/2047	EUR	100	147
Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	49	75

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Secured Finance PLC
4.875% due 01/15/2027	GBP	100	$129
5.000% due 04/15/2027		100	129
Virgin Money PLC
2.250% due 04/21/2020		200	266
Vodafone Group PLC
3.750% due 01/16/2024		$100	99

			5,513

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%
Alba PLC
0.801% due 11/25/2042 •	GBP	383	486
Eurosail PLC
1.577% (BP0003M + 0.950%) due 06/13/2045 ~		535	712
Newgate Funding PLC
0.761% due 12/15/2050 •		198	260
Ripon Mortgages PLC
1.423% due 08/20/2056 •		357	473
RMAC Securities PLC
0.795% due 06/12/2044 •		303	387
Southern Pacific Financing PLC
0.805% due 06/10/2043 •		208	273

			2,591

SOVEREIGN ISSUES 2.4%
United Kingdom Gilt
1.500% due 07/22/2047		700	874
3.500% due 01/22/2045 (k)		1,000	1,806

			2,680

Total United Kingdom (Cost $11,134)			10,784

UNITED STATES 52.1%

ASSET-BACKED SECURITIES 4.0%
Accredited Mortgage Loan Trust
2.221% due 02/25/2037 •		$27	27
Argent Securities Trust
2.241% due 07/25/2036 •		393	163
2.251% due 05/25/2036 •		683	260
Bear Stearns Asset-Backed Securities Trust
2.411% due 01/25/2047 •		174	174
Countrywide Asset-Backed Certificates
2.231% due 07/25/2037 ^•		253	226
2.231% due 07/25/2037 •		80	74
2.861% due 11/25/2035 •		1	1
4.788% due 07/25/2036 ~		44	44
Countrywide Asset-Backed Certificates Trust
3.341% due 07/25/2035 •		700	701
Credit-Based Asset Servicing & Securitization LLC
3.886% due 03/25/2037 ^×		296	167
First Franklin Mortgage Loan Trust
3.366% due 07/25/2034 •		154	156
GSAA Home Equity Trust
2.541% due 08/25/2037 •		67	64
Home Equity Mortgage Loan Asset-Backed Trust
2.331% due 04/25/2037 •		312	236
MASTR Asset-Backed Securities Trust
2.301% due 05/25/2037 •		411	392
Morgan Stanley ABS Capital, Inc. Trust
2.321% due 10/25/2036 •		642	425
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^~		35	33
New Century Home Equity Loan Trust
4.122% due 06/20/2031 ~		445	416
NovaStar Mortgage Funding Trust
2.221% due 03/25/2037 •		655	507
Option One Mortgage Loan Trust
2.231% due 03/25/2037 •		80	72

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 ×		$369	$202
Structured Asset Investment Loan Trust
3.816% due 10/25/2034 •		232	229
Structured Asset Securities Corp. Mortgage Loan Trust
2.251% due 03/25/2036 •		15	15
Terwin Mortgage Trust
3.031% due 11/25/2033 •		6	6

			4,590

CORPORATE BONDS & NOTES 12.4%
Air Lease Corp.
2.625% due 09/04/2018		200	200
Allergan Sales LLC
5.000% due 12/15/2021		200	207
American Honda Finance Corp.
2.713% (US0003M + 0.350%) due 11/05/2021 ~		100	100
American Tower Corp.
2.800% due 06/01/2020		100	99
Andeavor Logistics LP
5.500% due 10/15/2019		100	103
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	496
AT&T, Inc.
1.800% due 09/05/2026	EUR	200	235
2.975% (US0003M + 0.750%) due 06/01/2021 ~		$200	201
3.298% (US0003M + 0.950%) due 07/15/2021 ~		400	404
Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		100	97
Bank of America Corp.
5.875% due 03/15/2028 •(h)		200	196
BAT Capital Corp.
2.945% due 08/14/2020 •		400	401
3.557% due 08/15/2027		100	93
4.390% due 08/15/2037		100	94
Bayer U.S. Finance LLC
2.965% (US0003M + 0.630%) due 06/25/2021 ~		200	200
4.250% due 12/15/2025		300	302
Broadcom Corp.
2.200% due 01/15/2021		100	97
Charter Communications Operating LLC
4.464% due 07/23/2022		500	506
6.384% due 10/23/2035		300	314
CIT Group, Inc.
3.875% due 02/19/2019		150	151
Citigroup, Inc.
3.249% (US0003M + 0.930%) due 06/07/2019 ~		600	604
Cleco Corporate Holdings LLC
3.743% due 05/01/2026		300	283
CNH Industrial Capital LLC
3.375% due 07/15/2019		100	100
Continental Resources, Inc.
4.375% due 01/15/2028		100	99
CVS Health Corp.
4.100% due 03/25/2025		100	100
5.050% due 03/25/2048		100	101
D.R. Horton, Inc.
4.375% due 09/15/2022		100	102
Dell International LLC
3.480% due 06/01/2019		300	301
Delta Air Lines, Inc.
3.625% due 03/15/2022		100	99
DISH DBS Corp.
5.125% due 05/01/2020		200	199
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EQT Corp.
4.875% due 11/15/2021		$200	$207
Equinix, Inc.
2.875% due 03/15/2024	EUR	100	115
ERAC USA Finance LLC
2.350% due 10/15/2019		$200	198
Ford Motor Credit Co. LLC
5.750% due 02/01/2021		200	210
GATX Corp.
3.083% (US0003M + 0.720%) due 11/05/2021 ~		100	101
General Mills, Inc.
2.893% (US0003M + 0.540%) due 04/16/2021 ~		100	100
General Motors Financial Co., Inc.
3.187% (US0003M + 0.850%) due 04/09/2021 ~		100	101
Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		300	296
Harris Corp.
2.839% (US0003M + 0.480%) due 04/30/2020 ~		100	100
International Lease Finance Corp.
8.250% due 12/15/2020		300	331
JPMorgan Chase & Co.
3.220% due 03/01/2025 •		100	97
JPMorgan Chase Bank N.A.
2.702% (US0003M + 0.340%) due 04/26/2021 ~		300	300
Komatsu Finance America, Inc.
2.437% due 09/11/2022		300	288
Kraft Heinz Foods Co.
2.923% (US0003M + 0.570%) due 02/10/2021 ~		100	100
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~		100	100
Morgan Stanley
2.903% (US0003M + 0.550%) due 02/10/2021 ~		100	100
3.737% due 04/24/2024 •		300	298
Navient Corp.
4.875% due 06/17/2019		100	101
Newell Brands, Inc.
2.875% due 12/01/2019		300	299
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~		300	301
Northwell Healthcare, Inc.
4.260% due 11/01/2047		100	96
Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	297
Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		100	95
Rio Oil Finance Trust
9.250% due 07/06/2024		341	366
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		100	105
Spectra Energy Partners LP
3.018% (US0003M + 0.700%) due 06/05/2020 ~		100	101
Spirit AeroSystems, Inc.
3.118% (US0003M + 0.800%) due 06/15/2021 ~		100	100
Springleaf Finance Corp.
6.000% due 06/01/2020		100	103
Sprint Capital Corp.
6.900% due 05/01/2019		100	102
Sprint Communications, Inc.
9.000% due 11/15/2018		100	102
Time Warner Cable LLC
6.750% due 07/01/2018		200	200

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VEREIT Operating Partnership LP
4.875% due 06/01/2026	$400	$399
Verizon Communications, Inc.
2.625% due 08/15/2026	100	89
4.125% due 03/16/2027	100	99
4.329% due 09/21/2028	99	98
VMware, Inc.
2.300% due 08/21/2020	100	98
Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	200	198
Wells Fargo & Co.
3.000% due 04/22/2026	200	186
3.469% (US0003M + 1.110%) due 01/24/2023 ~	300	305
WestRock Co.
3.750% due 03/15/2025	100	98
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	295
3.375% due 11/30/2021	300	298

		14,157

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
CenturyLink, Inc.
4.844% due 01/31/2025	100	98

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	512	483
Banc of America Funding Trust
2.294% due 04/20/2047 ^•	163	148
6.000% due 07/25/2037 ^	102	97
BCAP LLC Trust
2.301% due 05/25/2047 •	215	200
Chase Mortgage Finance Trust
3.428% due 07/25/2037 ~	13	11
3.557% due 03/25/2037 ^~	83	79
Citigroup Mortgage Loan Trust
3.559% due 04/25/2037 ^~	81	71
Citigroup Mortgage Loan Trust, Inc.
4.497% due 08/25/2035 ^~	1,327	1,189
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	65	52
Credit Suisse Mortgage Capital Certificates
3.591% due 02/26/2036 ~	38	38
Deutsche ALT-A Securities, Inc.
2.241% due 02/25/2047 •	281	233
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^×	100	97
GreenPoint Mortgage Funding Trust
2.551% due 06/25/2045 •	101	93
JPMorgan Alternative Loan Trust
3.262% due 12/25/2036 ~	44	49
Merrill Lynch Mortgage Investors Trust
3.612% due 03/25/2036 ^~	215	167
Morgan Stanley Mortgage Loan Trust
3.671% due 05/25/2036 ^~	109	87
4.067% due 09/25/2035 ^~	95	68
PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	88	80

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Mortgage Trust
6.000% due 06/25/2036 ^	$89	$84
Residential Accredit Loans, Inc. Trust
2.221% due 02/25/2037 •	93	90
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	69	66
Structured Asset Mortgage Investments Trust
2.321% due 02/25/2036 •	35	34
WaMu Mortgage Pass-Through Certificates Trust
3.462% due 09/25/2036 ~	41	41

		3,557

U.S. GOVERNMENT AGENCIES 24.9%
Fannie Mae
2.491% (LIBOR01M + 0.400%) due 06/25/2036 ~	11	11
2.891% (LIBOR01M + 0.800%) due 12/25/2039 ~	108	110
Fannie Mae, TBA
3.500% due 07/01/2048 - 08/01/2048	13,500	13,427
4.000% due 08/01/2048	11,000	11,199
Freddie Mac
1.398% due 01/15/2038 ~(a)	232	10
2.257% (LIBOR01M + 0.350%) due 01/15/2038 ~	232	232
3.000% due 02/01/2046	776	752
3.623% (H15T1Y + 2.243%) due 09/01/2037 ~	475	501
Freddie Mac, TBA
3.500% due 07/01/2048	1,000	994
Ginnie Mae
2.697% (US0001M + 0.780%) due 09/20/2066 ~	666	675
4.570% due 09/20/2066 ~	458	505

		28,416

U.S. TREASURY OBLIGATIONS 7.6%
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2022	515	505
0.125% due 07/15/2024 (m)	3,060	2,975
0.375% due 07/15/2025 (o)	211	208
0.500% due 01/15/2028	1,727	1,690
1.000% due 02/15/2048	406	421
1.375% due 02/15/2044	215	240
2.500% due 01/15/2029	233	274
3.875% due 04/15/2029	152	201
U.S. Treasury Notes
2.875% due 04/30/2025	2,200	2,208

		8,722

Total United States (Cost $58,818)		59,540

SHORT-TERM INSTRUMENTS 13.5%

COMMERCIAL PAPER 0.8%
AT&T, Inc.
2.620% due 09/06/2018	300	299
Mondelez International, Inc.
2.430% due 08/15/2018	300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sempra Energy Holdings
2.520% due 07/26/2018		$300	$299

			897

REPURCHASE AGREEMENTS (j) 0.4%
			504

SHORT-TERM NOTES 0.0%
Letras del Banco Central de la Republica Argentina
25.600% due 07/18/2018 (f)	ARS	37	1
25.650% due 08/15/2018 (f)		60	2

			3

ARGENTINA TREASURY BILLS 0.5%
22.240% due 09/14/2018 - 10/12/2018 (d)(e)	ARS	2,860	93
2.263% due 07/13/2018 - 12/14/2018 (d)(e)		$500	493

			586

JAPAN TREASURY BILLS 11.8%
(0.139)% due 07/09/2018 - 09/10/2018 (d)(e)	JPY	1,490,000	13,460

Total Short-Term Instruments (Cost $15,658)			15,450

Total Investments in Securities (Cost $135,753)			134,324

		SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short Asset Portfolio		402,053	4,023
PIMCO Short-Term Floating NAV Portfolio III		167,402	1,655

Total Short-Term Instruments (Cost $5,683)			5,678

Total Investments in Affiliates (Cost $5,683)			5,678

Total Investments 122.6% (Cost $141,436)			$140,002

Financial Derivative Instruments (l)(n) 0.4% (Cost or Premiums, net $(124))			424

Other Assets and Liabilities, net (23.0)%			(26,249)

Net Assets 100.0%			$114,177

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$504	U.S. Treasury Notes 2.750% due 11/15/2023	$(517)	$504	$504

Total Repurchase Agreements						$(517)	$504	$504

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.450)%	04/19/2018	07/19/2018	EUR	(142)	$(166)
IND	0.650	05/02/2018	07/05/2018	GBP	(1,338)	(1,767)
MYI	(0.450)	04/19/2018	07/19/2018	EUR	(1,004)	(1,171)

Total Reverse Repurchase Agreements						$(3,104)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(166)	$0	$(166)	$164	$(2)
FICC	504	0	0	504	(517)	(13)
IND	0	(1,767)	0	(1,767)	1,806	39
MYI	0	(1,171)	0	(1,171)	1,167	(4)

Total Borrowings and Other Financing Transactions	$504	$(3,104)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(3,104)	$0	$0	$(3,104)

Total Borrowings	$0	$(3,104)	$0	$0	$(3,104)

Payable for reverse repurchase agreements					$(3,104)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

(k)	Securities with an aggregate market value of $3,137 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(3,170) at a weighted average interest rate of 0.149%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	$106.000	09/21/2018	3	$3	$0	$0
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	107.000	09/21/2018	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures	108.500	08/24/2018	6	6	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures	109.000	08/24/2018	2	2	0	0

					$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$119.000	07/27/2018	7	$7	$(2)	$(1)
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	120.500	07/27/2018	7	7	(1)	(2)

					$(3)	$(3)

Total Written Options					$(3)	$(3)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	152	$	36,873	$(19)	$0	$(4)
90-Day Eurodollar March Futures	03/2019	240		58,344	(63)	0	0
90-Day Eurodollar September Futures	09/2018	16		3,902	(14)	0	0
Australia Government 3-Year Note September Futures	09/2018	3	AUD	247	1	0	0
Australia Government 10-Year Bond September Futures	09/2018	6		574	9	0	(1)
Call Options Strike @ EUR 152.000 on Euro-BTP 10-Year Bond September 2018 Futures	08/2018	5	EUR	0	0	0	0
Canada Government 10-Year Bond September Futures	09/2018	1	CAD	104	2	0	(1)
Euro-Bobl September Futures	09/2018	107	EUR	16,515	74	7	(5)
Euro-Bund 10-Year Bond September Futures	09/2018	12		2,278	19	4	0
Euro-Buxl 30-Year Bond September Futures	09/2018	2		415	10	4	0
Euro-Schatz September Futures	09/2018	12		1,571	1	0	0
Japan Government 10-Year Bond September Futures	09/2018	3	JPY	4,087	6	1	(1)
Put Options Strike @ EUR 124.000 on Euro-Bobl September 2018 Futures	08/2018	15	EUR	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2018	25	$	2,840	5	0	(1)
U.S. Treasury 10-Year Note September Futures	09/2018	54		6,490	11	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	41		6,542	127	0	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	114	GBP	18,643	(11)	2	(3)

					$158	$18	$(18)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar December Futures	12/2020	152	$	(36,868)	$(10)	$6	$0
90-Day Eurodollar March Futures	03/2020	240		(58,212)	28	9	0
90-Day Eurodollar September Futures	09/2019	16		(3,883)	22	0	0
Call Options Strike @ EUR 133.000 on Euro-Bobl 10-Year Bond September 2018 Futures	08/2018	16	EUR	(3)	0	0	0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	10		(31)	(26)	0	(2)
Euro-BTP Italy Government Bond September Futures	09/2018	5		(743)	5	0	(9)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	65		(11,731)	(104)	0	(52)
Put Options Strike @ EUR 131.250 on Euro-Bobl September 2018 Futures	08/2018	16		(2)	0	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	114	GBP	(18,594)	17	4	(2)
United Kingdom Long Gilt September Futures	09/2018	13		(2,111)	(30)	5	0

					$(98)	$24	$(65)

Total Futures Contracts					$60	$42	$(83)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	12/20/2020	0.192%	$	500	$(15)	$5	$(10)	$0	$0
BASF SE	(1.000)	Quarterly	12/20/2020	0.186	EUR	200	(6)	1	(5)	0	0
Bayer AG	(1.000)	Quarterly	12/20/2020	0.227		100	(2)	0	(2)	0	0
Koninklijke DSM NV	(1.000)	Quarterly	12/20/2020	0.166		300	(9)	2	(7)	0	0
Pfizer, Inc.	(1.000)	Quarterly	12/20/2020	0.180	$	300	(9)	3	(6)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.221		400	(12)	4	(8)	0	0
Telia Co. AB	(1.000)	Quarterly	12/20/2020	0.225	EUR	100	(2)	0	(2)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.381		300	(5)	(1)	(6)	1	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.178	$	300	(8)	2	(6)	0	0

							$(68)	$16	$(52)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Marks & Spencer PLC	1.000%	Quarterly	06/20/2023	1.435%	EUR	300	$(9)	$2	$(7)	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.758		200	(6)	10	4	0	(1)

							$(15)	$12	$(3)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	7,200	$(94)	$(65)	$(159)	$0	$(4)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		8,800	(249)	82	(167)	0	(4)

						$(343)	$17	$(326)	$0	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	800	$(15)	$(16)	$(31)	$0	$0
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023		2,600	44	(4)	40	1	0

						$29	$(20)	$9	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		$200	$0	$(2)	$(2)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		800	0	(9)	(9)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		300	0	(3)	(3)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		200	0	(2)	(2)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		300	0	(4)	(4)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		400	0	(5)	(5)	0	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	4,400	1	(6)	(5)	1	0
Pay(6)	3-Month CAD Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	7,500	(11)	14	3	0	(11)
Receive	3-Month CAD Bank Bill	2.200	Semi-Annual	06/16/2026		2,200	(57)	96	39	12	0
Receive	3-Month CAD Bank Bill	1.850	Semi-Annual	09/15/2027		700	37	(6)	31	4	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	16,800	19	20	39	8	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019		$60,000	(49)	(203)	(252)	0	(2)
Pay(6)(7)	1-Month LIBOR + 0.117%	0.000	Quarterly	03/02/2020		5,000	0	1	1	1	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		60,000	34	252	286	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		8,900	174	5	179	1	0
Pay(6)(7)	1-Month LIBOR + 0.084%	0.000	Quarterly	04/26/2022		6,900	0	(1)	(1)	0	0
Pay(7)	1-Month LIBOR + 0.070%	2.326	Quarterly	06/12/2022		900	0	2	2	0	0
Pay(7)	1-Month LIBOR + 0.084%	2.326	Quarterly	06/12/2022		1,200	0	1	1	0	0
Pay(7)	1-Month LIBOR + 0.085%	2.326	Quarterly	06/19/2022		4,700	0	4	4	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		200	(2)	7	5	0	0
Pay(6)(7)	1-Month LIBOR + 0.073%	0.000	Quarterly	04/27/2023		3,600	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		300	14	(1)	13	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		1,000	48	(7)	41	1	0
Receive(6)	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		500	0	(1)	(1)	0	0
Receive(6)	3-Month USD-LIBOR	2.986	Semi-Annual	05/31/2025		500	0	(2)	(2)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		700	(6)	68	62	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,300	208	(11)	197	3	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		3,300	(108)	263	155	6	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,100	120	(11)	109	2	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	32,200	6	(57)	(51)	5	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/19/2020	EUR	4,000	0	13	13	0	0
Pay (6)	6-Month EUR-EURIBOR	0.500	Annual	09/19/2023		8,700	(48)	137	89	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		2,800	(10)	28	18	0	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		4,350	76	85	161	7	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		4,900	83	68	151	8	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	09/19/2048		1,600	37	(50)	(13)	0	(17)
Pay(6)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	9,600	1	11	12	0	(1)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	12/19/2019		8,100	12	18	30	0	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		9,600	29	(11)	18	0	0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/19/2020		3,800	0	16	16	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		8,100	(13)	(19)	(32)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2023		2,000	0	(20)	(20)	1	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028		700	6	(2)	4	1	0
Receive (6)	6-Month GBP-LIBOR	1.750	Semi-Annual	09/19/2048		400	(21)	5	(16)	0	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/18/2020	JPY	140,000	30	(45)	(15)	0	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		880,000	(26)	7	(19)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		80,000	5	(7)	(2)	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		30,000	0	(3)	(3)	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		20,000	0	(2)	(2)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		559,000	(42)	(12)	(54)	0	(2)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		80,000	(250)	120	(130)	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		40,000	42	(12)	30	0	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		10,000	(2)	(2)	(4)	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	6,700	(30)	3	(27)	1	0

							$307	$727	$1,034	$68	$(35)

Total Swap Agreements							$(90)	$752	$662	$70	$(44)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$42	$70	$112	$(3)	$(83)	$(44)	$(130)

(m)

Securities with an aggregate market value of $280 and cash of $1,525 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Versus Floating Rate Index Receive 3-Month USD-LIBOR

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	KRW	106,497		$98	$2	$0
	07/2018	TRY	2,295		492	0	(4)
	07/2018		$107	EUR	91	0	(1)
	07/2018		43	INR	2,939	0	0
	07/2018		238	PLN	890	0	0
	08/2018	JPY	50,000		$459	6	0
	08/2018		$123	BRL	471	0	(2)
	08/2018		201	CZK	4,208	0	(11)
	09/2018	SGD	1,365		$1,028	24	0
	10/2018	PLN	890		238	0	0
BPS	07/2018	CAD	46		35	0	0
	07/2018	EUR	6,608		7,664	0	(52)
	07/2018	JPY	304,300		2,802	53	0
	07/2018		$62	EUR	54	1	0
	07/2018		120	GBP	90	0	(1)
	08/2018	ARS	60		$3	1	0
	08/2018	RON	714		181	2	0
	08/2018		$52	AUD	67	0	(3)
	09/2018	TWD	30,374		$1,034	32	0
	10/2018	KRW	36,021		32	0	0
BRC	08/2018		$1,220	MXN	23,312	0	(57)
	09/2018		159	INR	10,991	0	0
CBK	07/2018	ARS	172		$6	0	0
	07/2018	CAD	6,797		5,221	51	0
	07/2018	DKK	21,348		3,557	211	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2018	GBP	4,611		$6,122	$36	$0
	07/2018	JPY	150,000		1,410	55	0
	07/2018	TRY	151		33	0	0
	07/2018		$0	ARS	9	0	0
	07/2018		53	CAD	70	0	0
	07/2018		155	EUR	131	0	(2)
	07/2018		288	GBP	219	1	0
	07/2018		402	RUB	25,428	3	0
	08/2018	CZK	4,256		$195	3	0
	08/2018	JPY	40,000		363	0	0
	08/2018	MXN	5,353		265	0	(2)
	08/2018		$219	CAD	289	1	0
	08/2018		567	TRY	2,511	0	(31)
	02/2019	EUR	403		$510	31	0
	06/2019	GBP	124		166	0	0
DUB	07/2018	BRL	1,300		369	33	0
	07/2018		$337	BRL	1,300	0	(2)
	01/2019		314	EUR	250	0	(18)
	03/2019	BRL	605		$158	6	0
	03/2019		$134	MXN	2,875	5	0
	04/2019	SEK	474	EUR	46	1	0
FBF	07/2018	KRW	42,412		$39	1	0
GLM	07/2018	ARS	86		3	0	0
	07/2018	BRL	393		103	2	0
	07/2018	CAD	171	AUD	177	1	0
	07/2018	COP	324,445		$117	6	0
	07/2018	GBP	163		217	1	0
	07/2018	JPY	12,700		116	1	0
	07/2018		$314	BRL	1,205	0	(3)
	07/2018		163	CAD	214	0	0
	07/2018		307	COP	885,980	0	(5)
	07/2018		423	EUR	363	1	0
	07/2018		119	GBP	89	0	(2)
	08/2018	BRL	813		$211	2	0
	08/2018	KRW	210,622		189	0	0
	08/2018	RON	722		182	1	0
	09/2018		795	EUR	169	0	0
	09/2018		$68	TWD	2,021	0	(1)
HUS	07/2018	ARS	53		$3	1	0
	07/2018	BRL	2,600		686	15	0
	07/2018	KRW	213,130		193	2	0
	07/2018	RUB	62,428		990	0	(3)
	07/2018		$0	ARS	7	0	0
	07/2018		685	BRL	2,600	0	(15)
	07/2018		5,057	CAD	6,729	61	0
	07/2018		102	EUR	87	0	0
	07/2018		579	RUB	37,000	10	0
	08/2018	CAD	6,729		$5,060	0	(61)
	08/2018	RUB	11,103		178	2	0
	08/2018		$986	RUB	62,428	3	0
	09/2018		28	ARS	777	0	(4)
	12/2018	EUR	338		$423	23	0
	01/2019		261		314	4	0
	03/2019	BRL	202		60	9	0
	03/2019		$60	MXN	1,182	0	(3)
	05/2019		301	EUR	249	0	(2)
IND	08/2018	ZAR	394		$31	3	0
JPM	07/2018	AUD	610		459	8	0
	07/2018	BRL	813		218	8	0
	07/2018	CAD	340		255	0	(4)
	07/2018	GBP	728		964	4	(1)
	07/2018		$336	CAD	446	3	0
	08/2018	JPY	510,000		$4,655	36	0
	08/2018	MXN	4,947		254	7	0
	08/2018	RUB	8,736		139	1	0
	09/2018	JPY	600,000		5,522	79	0
	09/2018	RON	61	EUR	13	0	0
	04/2019	EUR	90	SEK	923	0	(2)
MSB	07/2018	AUD	310		$234	5	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2018	BRL	2,768		$724	$10	$0
	07/2018	CAD	378		291	4	0
	07/2018	JPY	30,000		282	11	0
	07/2018	PLN	890		262	24	0
	07/2018		$753	BRL	2,768	0	(39)
	08/2018	JPY	110,000		$997	1	0
	08/2018	RUB	3,580		57	0	0
	08/2018		$285	BRL	1,075	0	(8)
	06/2021		8	EUR	6	0	0
NGF	07/2018	KRW	233,619		$211	1	0
	07/2018		$60	INR	4,104	0	0
	08/2018	KRW	50,094		$45	0	0
	09/2018		$2,014	CNH	12,857	0	(81)
	09/2018		349	INR	23,664	0	(7)
RBC	07/2018	DKK	265		$44	3	0
RYL	08/2018		$78	AUD	99	0	(4)
	09/2018		227	SGD	304	0	(3)
	04/2019	SEK	655	EUR	63	1	0
SCX	07/2018		$3,277	DKK	20,906	0	0
	07/2018		4,773	SEK	42,505	0	(28)
	08/2018	SEK	42,505		$4,784	28	0
	08/2018		$74	AUD	95	0	(4)
	09/2018	CNH	2,777		$434	17	0
	09/2018	IDR	714,495		50	1	0
	09/2018	KRW	81,017		75	2	0
	09/2018		$165	TWD	4,902	0	(3)
	10/2018	DKK	20,906		$3,300	0	0
	10/2018	INR	12,377		179	1	0
SOG	07/2018	SEK	42,505		4,771	25	0
	12/2018		$194	EUR	154	0	(12)
SSB	07/2018		6,847		5,882	22	0
	08/2018	EUR	5,882		$6,862	0	(22)
TOR	07/2018		$2,885	JPY	317,000	0	(22)
	08/2018	JPY	317,000		$2,891	22	0
UAG	07/2018	NOK	1,185		145	0	0
	07/2018		$100	DKK	600	0	(6)
	07/2018		7,052	GBP	5,333	0	(13)
	08/2018	GBP	5,333		$7,062	14	0
	09/2018		$52	IDR	738,991	0	(1)

Total Forward Foreign Currency Contracts						$1,045	$(545)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	421	$8	$2
CBK	Call - OTC USD versus CAD	CAD	1.370	08/17/2018		608	1	1
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020		272	5	1
GLM	Call - OTC USD versus JPY		120.000	04/20/2020		470	9	3
HUS	Put - OTC EUR versus USD	$	1.140	05/24/2019	EUR	600	8	8
MSB	Call - OTC EUR versus USD		1.291	06/24/2021		92	5	6
	Put - OTC EUR versus USD		1.291	06/24/2021		92	7	6
SCX	Put - OTC USD versus INR	INR	69.220	10/25/2018	$	324	4	4

							$47	$31

Total Purchased Options							$47	$31

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018		$300	$(1)	$0
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018		500	(1)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		400	(1)	(1)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		100	0	0
	Call - OTC iTraxx Europe 29 5-Year Index	Buy	0.475	09/19/2018	EUR	2,600	(1)	0
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.750	09/19/2018		2,600	(5)	(12)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018		$200	0	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		200	0	(1)
DUB	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		200	0	0
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018		100	0	0

							$(9)	$(14)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus KRW	KRW	1,200.000	10/25/2018	$	324	$(1)	$(1)
CBK	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	354	(11)	(11)
	Call - OTC GBP versus USD		1.440	06/14/2019		357	(5)	(4)
	Put - OTC USD versus CAD	CAD	1.305	08/17/2018	$	405	(3)	(3)
HUS	Call - OTC EUR versus USD	$	1.270	05/24/2019	EUR	600	(9)	(6)

							$(29)	$(25)

Total Written Options							$(38)	$(39)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Credit Suisse Group Finance	(1.000)%	Quarterly	06/20/2022	0.902%	EUR	200	$4	$(5)	$0	$(1)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175	$	500	(18)	2	0	(16)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		400	(10)	1	0	(9)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694		200	(4)	1	0	(3)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		400	(14)	1	0	(13)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		100	(2)	0	0	(2)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		100	(3)	0	0	(3)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694		300	(6)	2	0	(4)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		400	(14)	2	0	(12)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		200	(5)	0	0	(5)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		200	(5)	0	0	(5)

								$(77)	$4	$0	$(73)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	AP Moller - Maersk	1.000%	Quarterly	06/20/2022	0.826%	EUR	200	$(1)	$3	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	600	$31	$(20)	$11	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD	500	$	397	$1	$(28)	$0	$(27)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027		400		315	(1)	(18)	0	(19)
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	200		244	0	17	17	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027	AUD	174		136	1	(8)	0	(7)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	200		244	6	10	16	0

									$7	$(27)	$33	$(53)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month KRW-KORIBOR	2.030%	Quarterly	07/10/2027	KRW	1,063,600	$0	$13	$13	$0
CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027		1,105,500	0	17	17	0

								$0	$30	$30	$0

Total Swap Agreements								$(40)	$(10)	$76	$(126)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$32	$2	$0	$34	$(18)	$0	$0	$(18)	$16	$0	$16
BPS	89	0	24	113	(56)	(2)	(72)	(130)	(17)	0	(17)
BRC	0	0	0	0	(57)	(12)	(18)	(87)	(87)	0	(87)
CBK	392	1	17	410	(35)	(19)	(3)	(57)	353	(260)	93
DUB	45	1	17	63	(20)	0	0	(20)	43	0	43
FBF	1	0	0	1	0	0	0	0	1	0	1
GLM	15	3	0	18	(11)	0	0	(11)	7	0	7
GST	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
HUS	130	8	0	138	(88)	(6)	(5)	(99)	39	0	39
IND	3	0	0	3	0	0	0	0	3	0	3
JPM	146	0	2	148	(7)	0	(5)	(12)	136	0	136
MSB	55	12	0	67	(47)	0	0	(47)	20	16	36
MYC	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
NGF	$1	$0	$0	$1	$(88)	$0	$0	$(88)	$(87)	$0	$(87)
RBC	3	0	0	3	0	0	0	0	3	0	3
RYL	1	0	16	17	(7)	0	0	(7)	10	(5)	5
SCX	49	4	0	53	(35)	0	0	(35)	18	0	18
SOG	25	0	0	25	(12)	0	0	(12)	13	0	13
SSB	22	0	0	22	(22)	0	0	(22)	0	0	0
TOR	22	0	0	22	(22)	0	0	(22)	0	0	0
UAG	14	0	0	14	(20)	0	0	(20)	(6)	0	(6)

Total Over the Counter	$1,045	$31	$76	$1,152	$(545)	$(39)	$(126)	$(710)

(o)

Securities with an aggregate market value of $16 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42
Swap Agreements	0	2	0	0	68	70

	$0	$2	$0	$0	$110	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,045	$0	$1,045
Purchased Options	0	0	0	31	0	31
Swap Agreements	0	13	0	33	30	76

	$0	$13	$0	$1,109	$30	$1,152

	$0	$15	$0	$1,109	$140	$1,264

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	83	83
Swap Agreements	0	9	0	0	35	44

	$0	$9	$0	$0	$121	$130

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$545	$0	$545
Written Options	0	14	0	25	0	39
Swap Agreements	0	73	0	53	0	126

	$0	$87	$0	$623	$0	$710

	$0	$96	$0	$623	$121	$840

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Written Options	0	0	0	0	6	6
Futures	0	0	0	0	(841)	(841)
Swap Agreements	0	(71)	0	0	666	595

	$0	$(71)	$0	$0	$(159)	$(230)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(576)	$0	$(576)
Purchased Options	0	0	0	9	(28)	(19)
Written Options	0	6	0	108	5	119
Swap Agreements	0	25	0	1,366	(5)	1,386

	$0	$31	$0	$907	$(28)	$910

	$0	$(40)	$0	$907	$(187)	$680

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	(5)	(5)
Futures	0	0	0	0	128	128
Swap Agreements	0	146	0	0	548	694

	$0	$146	$0	$0	$669	$815

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,027	$0	$2,027
Purchased Options	0	0	0	(9)	27	18
Written Options	0	(4)	0	(18)	(4)	(26)
Swap Agreements	0	1	0	(941)	0	(940)

	$0	$(3)	$0	$1,059	$23	$1,079

	$0	$143	$0	$1,059	$692	$1,894

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$228	$0	$228
Australia
Corporate Bonds & Notes	0	387	0	387
Brazil
Corporate Bonds & Notes	0	635	0	635
Canada
Corporate Bonds & Notes	0	314	0	314
Non-Agency Mortgage-Backed Securities	0	572	0	572
Sovereign Issues	0	5,485	0	5,485
Cayman Islands
Asset-Backed Securities	0	3,923	0	3,923
Corporate Bonds & Notes	0	458	0	458
Denmark
Corporate Bonds & Notes	0	3,319	0	3,319
France
Corporate Bonds & Notes	0	2,455	0	2,455
Sovereign Issues	0	1,495	0	1,495
Germany
Corporate Bonds & Notes	0	768	0	768
Ireland
Corporate Bonds & Notes	0	500	0	500
Israel
Sovereign Issues	0	194	0	194
Italy
Corporate Bonds & Notes	0	1,217	0	1,217
Non-Agency Mortgage-Backed Securities	0	619	0	619
Sovereign Issues	0	1,977	0	1,977
Japan
Corporate Bonds & Notes	0	495	0	495
Sovereign Issues	0	4,298	0	4,298
Kuwait
Sovereign Issues	0	878	0	878
Lithuania
Sovereign Issues	0	214	0	214
Luxembourg
Corporate Bonds & Notes	0	839	0	839
Netherlands
Asset-Backed Securities	0	467	0	467
Corporate Bonds & Notes	0	3,671	0	3,671
Norway
Corporate Bonds & Notes	0	293	0	293
Sovereign Issues	0	145	0	145
Poland
Sovereign Issues	0	241	0	241
Portugal
Corporate Bonds & Notes	0	105	0	105
Qatar
Sovereign Issues	0	1,406	0	1,406
Saudi Arabia
Sovereign Issues	0	2,337	0	2,337
Singapore
Corporate Bonds & Notes	0	190	0	190

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Spain
Corporate Bonds & Notes	$0	$1,042	$0	$1,042
Sovereign Issues	0	1,131	0	1,131
Sweden
Corporate Bonds & Notes	0	4,685	0	4,685
Switzerland
Corporate Bonds & Notes	0	1,093	0	1,093
United Arab Emirates
Sovereign Issues	0	474	0	474
United Kingdom
Corporate Bonds & Notes	0	5,513	0	5,513
Non-Agency Mortgage-Backed Securities	0	2,591	0	2,591
Sovereign Issues	0	2,680	0	2,680
United States
Asset-Backed Securities	0	4,590	0	4,590
Corporate Bonds & Notes	0	14,157	0	14,157
Loan Participations and Assignments	0	98	0	98
Non-Agency Mortgage-Backed Securities	0	3,557	0	3,557
U.S. Government Agencies	0	28,416	0	28,416
U.S. Treasury Obligations	0	8,722	0	8,722
Short-Term Instruments
Commercial Paper	0	897	0	897
Repurchase Agreements	0	504	0	504
Short-Term Notes	0	3	0	3
Argentina Treasury Bills	0	586	0	586
Japan Treasury Bills	0	13,460	0	13,460

	$0	$134,324	$0	$134,324

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,678	$0	$0	$5,678

Total Investments	$5,678	$134,324	$0	$140,002

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	42	70	0	112
Over the counter	0	1,152	0	1,152

	$42	$1,222	$0	$1,264

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(83)	(47)	0	(130)
Over the counter	0	(710)	0	(710)

	$(83)	$(757)	$0	$(840)

Total Financial Derivative Instruments	$(41)	$465	$0	$424

Totals	$5,637	$134,789	$0	$140,426

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

SEMIANNUAL REPORT	JUNE 30, 2018	29

Notes to Financial Statements (Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market

SEMIANNUAL REPORT	JUNE 30, 2018	31

Notes to Financial Statements (Cont.)

quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted

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prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management

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Notes to Financial Statements (Cont.)

activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,979	$46	$0	$0	$(2)	$4,023	$46	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$317	$31,139	$(29,800)	$(1)	$0	$1,655	$38	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the

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underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

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Notes to Financial Statements (Cont.)

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial

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derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a

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Notes to Financial Statements (Cont.)

commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC

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swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a

SEMIANNUAL REPORT	JUNE 30, 2018	39

Notes to Financial Statements (Cont.)

credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

40	PIMCO VARIABLE INSURANCE TRUST

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and

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Notes to Financial Statements (Cont.)

receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market

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value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee		Servicing Fee
Administrative Class	—		0.15%
Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional

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Notes to Financial Statements (Cont.)

retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$183,440	$175,909	$15,207	$16,465

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,442	$13,588	1,952	$18,378
Issued as reinvestment of distributions
Administrative Class	93	880	158	1,484
Cost of shares redeemed
Administrative Class	(821)	(7,726)	(2,352)	(22,015)
Net increase (decrease) resulting from Portfolio share transactions	714	$6,742	(242)	$(2,153)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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As of June 30, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 90% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Core Bond (Hedged) Portfolio	$348	$469

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$142,094	$4,698	$(5,629)	$(931)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	NOK	Norwegian Krone	USD (or $)	United States Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand
EUR	Euro	PLN	Polish Zloty

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	LIBOR01M	1 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	EUR006M	6 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT07SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Global Diversified Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

4	PIMCO VARIABLE INSURANCE TRUST

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/20181§

PIMCO Total Return Fund IV	15.4%
PIMCO Short-Term Fund	15.4%
PIMCO StocksPLUS® International Fund (Unhedged)	10.3%
PIMCO RAE PLUS EMG Fund	5.2%
PIMCO RAE International Fund	5.1%
PIMCO Income Fund	5.1%
PIMCO Real Return Fund	5.1%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.1%
PIMCO Investment Grade Credit Bond Fund	5.1%
PIMCO StocksPLUS® Fund	5.1%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	(0.85)%	7.61%	6.32%	5.72%
PIMCO Global Diversified Allocation Portfolio Advisor Class	(0.98)%	7.56%	6.20%	5.24%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	(0.32)%	6.45%	6.95%	6.99%
MSCI World Index±±	0.43%	11.09%	9.94%	10.28%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 1.61% for Administrative Class shares, and 1.71% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	International and emerging markets equities detracted from absolute performance, as the underlying PIMCO funds creating such exposure posted negative returns.

»	U.S. equities contributed to absolute performance, as the underlying PIMCO U.S. equity funds and S&P 500 futures creating such exposure both posted positive returns.

»	Fixed income detracted from absolute performance, as the underlying PIMCO fixed income funds creating such exposure generally posted negative returns.

»	Fixed income active management contributed to relative performance, as the underlying PIMCO fixed income funds creating such exposure generally outperformed their benchmarks.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$991.50	$2.32	$1,000.00	$1,022.46	$2.36	0.47%
Advisor Class	1,000.00	990.20	2.81	1,000.00	1,021.97	2.86	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
01/01/2018 - 06/30/2018+	$10.97	$0.12	$(0.21)	$(0.09)	$(0.09)	$0.00	$0.00	$(0.09)
12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	0.00	(0.31)
12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)
12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)
12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	0.00	(0.59)
12/31/2013	10.00	0.49	0.64	1.13	(0.37)	(0.33)	0.00	(0.70)
Advisor Class
01/01/2018 - 06/30/2018+	10.92	0.12	(0.23)	(0.11)	(0.08)	0.00	0.00	(0.08)
12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)
12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)
12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)
12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	0.00	(0.59)
04/30/2013 - 12/31/2013	10.64	0.65	(0.16)	0.49	(0.40)	(0.33)	0.00	(0.73)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.79	(0.85)%	$833,907	0.47	%*	1.00	%*	0.47	%*	1.00	%*	2.25	%*	6%
10.97	16.87	838,361	0.47		1.00		0.47		1.00		2.83		2
9.66	7.81	645,013	0.46		1.00		0.46		1.00		1.77		22
9.13	(5.57)	510,615	0.46		1.00		0.46		1.00		2.89		17
10.45	5.87	399,133	0.40		1.00		0.40		1.00		3.87		3
10.43	11.38	285,997	0.47		1.00		0.47		1.00		4.70		43

10.73	(0.98)	165,590	0.57	*	1.10	*	0.57	*	1.10	*	2.18	*	6
10.92	16.86	151,288	0.57		1.10		0.57		1.10		2.77		2
9.61	7.64	109,396	0.56		1.10		0.56		1.10		1.67		22
9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17
10.40	5.65	41,809	0.50		1.10		0.50		1.10		4.94		3
10.40	4.75	11,958	0.57	*	1.10	*	0.57	*	1.10	*	9.15	*	43

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$516
Investments in Affiliates	973,712
Financial Derivative Instruments
Exchange-traded or centrally cleared	13,284
Deposits with counterparty	19,100
Receivable for investments in Affiliates sold	1,209
Receivable for Portfolio shares sold	386
Interest and/or dividends receivable	27
Dividends receivable from Affiliates	1,623
Reimbursement receivable from PIMCO	450
Total Assets	1,010,307

Liabilities:
Payable for investments in Affiliates purchased	$9,684
Payable for Portfolio shares redeemed	255
Overdraft due to custodian	4
Accrued investment advisory fees	384
Accrued supervisory and administrative fees	341
Accrued distribution fees	35
Accrued servicing fees	107
Total Liabilities	10,810

Net Assets	$999,497

Net Assets Consist of:
Paid in capital	$943,451
Undistributed (overdistributed) net investment income	3,054
Accumulated undistributed net realized gain (loss)	23,448
Net unrealized appreciation (depreciation)	29,544

Net Assets	$999,497

Net Assets:
Administrative Class	$833,907
Advisor Class	165,590

Shares Issued and Outstanding:
Administrative Class	77,278
Advisor Class	15,427

Net Asset Value Per Share Outstanding:
Administrative Class	$10.79
Advisor Class	10.73

Cost of investments in securities	$516
Cost of investments in Affiliates	$936,478
Cost or premiums of financial derivative instruments, net	$11,000

* Includes repurchase agreements of:	$516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$159
Dividends from Investments in Affiliates	13,345
Total Income	13,504

Expenses:
Investment advisory fees	2,227
Supervisory and administrative fees	1,980
Servicing fees - Administrative Class	624
Distribution and/or servicing fees - Advisor Class	198
Trustee fees	13
Interest expense	24
Total Expenses	5,066
Waiver and/or Reimbursement by PIMCO	(2,630)
Net Expenses	2,436

Net Investment Income (Loss)	11,068

Net Realized Gain (Loss):
Investments in Affiliates	52
Exchange-traded or centrally cleared financial derivative instruments	11,057

Net Realized Gain (Loss)	11,109

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(19,757)
Exchange-traded or centrally cleared financial derivative instruments	(11,233)

Net Change in Unrealized Appreciation (Depreciation)	(30,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,813)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$11,068	$24,861
Net realized gain (loss)	11,109	50,356
Net change in unrealized appreciation (depreciation)	(30,990)	62,132

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,813)	137,349

Distributions to Shareholders:
From net investment income
Administrative Class	(6,746)	(22,908)
Advisor Class	(1,255)	(3,893)

Total Distributions(a)	(8,001)	(26,801)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	26,662	124,692

Total Increase (Decrease) in Net Assets	9,848	235,240

Net Assets:
Beginning of period	989,649	754,409
End of period*	$999,497	$989,649

* Including undistributed (overdistributed) net investment income of:	$3,054	$(13)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$516

Total Short-Term Instruments (Cost $516)		516

Total Investments in Securities (Cost $516)		516

	SHARES
INVESTMENTS IN AFFILIATES 97.4%

MUTUAL FUNDS (a) 90.2%
PIMCO Emerging Markets Bond Fund	3,024,421	30,063
PIMCO Global Advantage® Strategy Bond Fund	3,762,128	39,991
PIMCO Income Fund	4,179,610	50,114
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,778,330	29,978

	SHARES	MARKET VALUE (000S)
PIMCO Investment Grade Credit Bond Fund	4,970,710	$50,005
PIMCO RAE International Fund	4,731,904	50,158
PIMCO RAE PLUS EMG Fund	4,986,089	50,858
PIMCO RAE PLUS Small Fund	3,974,681	49,803
PIMCO Real Return Fund	4,612,710	50,094
PIMCO Short-Term Fund	15,192,448	149,950
PIMCO StocksPLUS® Fund	4,326,349	49,969
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5,903,192	50,059
PIMCO StocksPLUS® International Fund (Unhedged)	15,182,022	100,809
PIMCO Total Return Fund IV	14,731,807	149,970

Total Mutual Funds (Cost $864,611)		901,821

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio III	7,272,008	$71,891

Total Short-Term Instruments (Cost $71,867)		71,891

Total Investments in Affiliates (Cost $936,478)		973,712

Total Investments 97.5% (Cost $936,994)		$974,228

Financial Derivative Instruments (c) 1.3% (Cost or Premiums, net $11,000)		13,284

Other Assets and Liabilities, net 1.2%		11,985

Net Assets 100.0%		$999,497

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$516	U.S. Treasury Notes 2.750% due 11/15/2023	$(527)	$516	$516

Total Repurchase Agreements						$(527)	$516	$516

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$516	$0	$0	$516	$(527)	$(11)

Total Borrowings and Other Financing Transactions	$516	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE S&P 500	$1,925.000	06/21/2019	804	$	80,400	$1,579	$1,866
Put - CBOE S&P 500	2,200.000	06/21/2019	804		80,400	3,215	3,785
Put - CBOE S&P 500	2,475.000	06/21/2019	804		80,400	6,206	7,240

						$11,000	$12,891

Total Purchased Options						$11,000	$12,891

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index September Futures	09/2018	3,282	$	446,615	$(9,581)	$393	$0

Total Futures Contracts					$(9,581)	$393	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$12,891	$393	$0	$13,284	$0	$0	$0	$0

Cash of $19,100 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$12,891	$0	$0	$12,891
Futures	0	0	393	0	0	393

	$0	$0	$13,284	$0	$0	$13,284

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(4,615)	$0	$0	$(4,615)
Futures	0	0	15,672	0	0	15,672

	$0	$0	$11,057	$0	$0	$11,057

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,135	$0	$0	$2,135
Futures	0	0	(13,368)	0	0	(13,368)

	$0	$0	$(11,233)	$0	$0	$(11,233)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$516	$0	$516

	$0	$516	$0	$516

Investments in Affiliates, at Value
Mutual Funds	901,821	0	0	901,821
Short-Term Instruments
Central Funds Used for Cash Management Purposes	71,891	0	0	71,891

	$973,712	$0	$0	$973,712

Total Investments	$973,712	$516	$0	$974,228

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$393	$12,891	$0	$13,284

Total Financial Derivative Instruments	$393	$12,891	$0	$13,284

Totals	$974,105	$13,407	$0	$987,512

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are

SEMIANNUAL REPORT	JUNE 30, 2018	17

Notes to Financial Statements (Cont.)

normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3,

if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2018	19

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Bond Fund	$29,856	$3,350	$(1,168)	$(28)	$(1,947)	$30,063	$594	$0
PIMCO Global Advantage® Strategy Bond Fund	39,742	3,115	(2,163)	(92)	(611)	39,991	438	0
PIMCO Income Fund	49,803	4,674	(2,646)	(47)	(1,670)	50,114	1,366	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	29,732	2,059	(2,152)	(29)	368	29,978	233	0
PIMCO Investment Grade Corporate Bond Fund	49,757	4,815	(2,243)	(70)	(2,254)	50,005	948	0
PIMCO RAE International Fund	49,416	4,567	(1,454)	37	(2,408)	50,158	0	0
PIMCO RAE PLUS EMG Fund	49,685	8,751	(3,043)	594	(5,129)	50,858	1,205	0
PIMCO RAE PLUS Small Fund	49,137	3,033	(4,977)	(242)	2,852	49,803	985	0
PIMCO Real Return Fund	49,727	4,091	(2,810)	(50)	(864)	50,094	782	0
PIMCO Short-Term Fund	148,724	10,096	(8,860)	(16)	6	149,950	1,554	0

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Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Short-Term Floating NAV Portfolio III	$80,275	$240,206	$(248,600)	$(7)	$17	$71,891	$706	$0
PIMCO StocksPLUS® Fund	49,244	1,913	(1,743)	91	464	49,969	548	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	49,505	2,119	(1,626)	(7)	68	50,059	142	0
PIMCO StocksPLUS® International Fund (Unhedged)	99,438	9,029	(3,247)	74	(4,485)	100,809	2,159	0
PIMCO Total Return Fund IV	148,887	12,598	(7,195)	(156)	(4,164)	149,970	1,685	0
Totals	$972,928	$314,416	$(293,927)	$52	$(19,757)	$973,712	$13,345	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

SEMIANNUAL REPORT	JUNE 30, 2018	21

Notes to Financial Statements (Cont.)

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield

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securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

SEMIANNUAL REPORT	JUNE 30, 2018	23

Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved and there can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

24	PIMCO VARIABLE INSURANCE TRUST

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most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amount was $2,629,512.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$74,210	$52,562

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2018	27

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	5,358	$58,718	18,253	$187,958
Advisor Class	1,728	18,838	2,621	27,284
Issued as reinvestment of distributions
Administrative Class	614	6,746	2,145	22,908
Advisor Class	115	1,255	366	3,893
Cost of shares redeemed
Administrative Class	(5,094)	(55,904)	(10,774)	(112,103)
Advisor Class	(275)	(2,991)	(510)	(5,248)
Net increase (decrease) resulting from Portfolio share transactions	2,446	$26,662	12,101	$124,692

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Diversified Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$952,983	$45,194	$(20,639)	$24,555

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	29

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
TBA	To-Be-Announced

30	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Global Multi-Asset Managed Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

4	PIMCO VARIABLE INSURANCE TRUST

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Government Agencies	33.4%
Short-Term Instruments‡	16.3%
U.S. Treasury Obligations	15.3%
Mutual Funds	10.8%
Sovereign Issues	9.7%
Corporate Bonds & Notes	7.3%
Asset-Backed Securities	3.0%
Exchange-Traded Funds	1.5%
Common Stocks	1.3%
Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	(0.55)%	5.76%	4.51%	2.80%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	(0.62)%	5.57%	4.34%	5.34%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	(0.66)%	5.50%	4.25%	5.25%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	(0.32)%	6.45%	6.95%	8.98%♦
MSCI World Index±±	0.43%	11.09%	9.94%	12.37%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 1.19% for Institutional Class shares, 1.34% for Administrative Class shares, and 1.44% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as the U.S. yield curve shifted upward.

»	Overweight exposure to emerging market duration added to relative performance. The total return contribution from the yield of these positions contributed to relative performance.

»	Underweight exposure to investment grade corporate bonds contributed to performance, as these securities generally lost value.

»	Underweight exposure to U.S. equities detracted from performance, as these securities generally posted positive returns.

»	Exposure to emerging markets currencies, specifically an overweight to the Argentinian peso, detracted from performance, as these currencies generally lost value.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional class	$1,000.00	$994.50	$4.60	$1,000.00	$1,020.18	$4.66	0.93%
Administrative Class	1,000.00	993.80	5.34	1,000.00	1,019.44	5.41	1.08
Advisor class	1,000.00	993.40	5.83	1,000.00	1,018.94	5.91	1.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$12.83	$0.15	$(0.22)	$(0.07)	$(0.14)	$0.00	$0.00	$(0.14)
12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	0.00	(0.30)
12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)
12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)
12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
12/31/2013	12.71	0.34	(1.31)	(0.97)	(0.30)	0.00	(0.10)	(0.40)
Administrative Class
01/01/2018 - 06/30/2018+	12.83	0.14	(0.22)	(0.08)	(0.13)	0.00	0.00	(0.13)
12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)
12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)
12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
12/31/2013	12.71	0.29	(1.28)	(0.99)	(0.29)	0.00	(0.10)	(0.39)
Advisor Class
01/01/2018 - 06/30/2018+	12.89	0.13	(0.21)	(0.08)	(0.13)	0.00	0.00	(0.13)
12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)
12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)
12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)
12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)
12/31/2013	12.76	0.27	(1.27)	(1.00)	(0.28)	0.00	(0.10)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.62	(0.55)%	$1,776	0.93	%*	1.08	%*	0.84	%*	0.99	%*	2.38	%*	300%
12.83	14.24	1,789	0.88		1.03		0.84		0.99		2.20		381
11.50	4.20	1,571	0.82		1.01		0.79		0.98		2.31		412
11.33	(0.05)	1,515	0.74		1.03		0.69		0.98		3.01		367
11.57	4.86	2,052	0.55		0.98		0.53		0.96		3.13		391
11.34	(7.68)	1,737	0.53		0.99		0.52		0.98		2.83		116

12.62	(0.62)	172,946	1.08	*	1.23	*	0.99	*	1.14	*	2.21	*	300
12.83	14.08	190,344	1.03		1.18		0.99		1.14		2.01		381
11.50	4.04	191,628	0.97		1.16		0.94		1.13		2.16		412
11.33	(0.14)	219,433	0.89		1.18		0.84		1.13		2.46		367
11.56	4.70	248,087	0.70		1.13		0.68		1.11		2.82		391
11.33	(7.87)	304,038	0.68		1.14		0.67		1.13		2.41		116

12.68	(0.66)	500,278	1.18	*	1.33	*	1.09	*	1.24	*	2.11	*	300
12.89	13.99	549,934	1.13		1.28		1.09		1.24		1.90		381
11.55	3.92	569,112	1.07		1.26		1.04		1.23		2.07		412
11.38	(0.26)	625,067	0.99		1.28		0.94		1.23		2.23		367
11.61	4.57	899,657	0.80		1.23		0.78		1.21		2.69		391
11.38	(7.91)	1,168,630	0.78		1.24		0.77		1.23		2.27		116

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$806,239
Investments in Affiliates	196,625
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,859
Over the counter	7,946
Deposits with counterparty	2,770
Foreign currency, at value	4,411
Receivable for investments sold	880
Receivable for TBA investments sold	484,666
Receivable for Portfolio shares sold	6
Interest and/or dividends receivable	1,998
Dividends receivable from Affiliates	514
Reimbursement receivable from PIMCO	87
Total Assets	1,509,001

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$52,160
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,774
Over the counter	6,713
Payable for investments purchased	1,455
Payable for investments in Affiliates purchased	514
Payable for TBA investments purchased	763,597
Deposits from counterparty	5,494
Payable for Portfolio shares redeemed	357
Overdraft due to custodian	227
Accrued investment advisory fees	543
Accrued supervisory and administrative fees	36
Accrued distribution fees	108
Accrued servicing fees	22
Other liabilities	1
Total Liabilities	834,001

Net Assets	$675,000

Net Assets Consist of:
Paid in capital	627,062
Undistributed (overdistributed) net investment income	3,320
Accumulated undistributed net realized gain (loss)	56,729
Net unrealized appreciation (depreciation)	(12,111)

Net Assets	$675,000

Net Assets:
Institutional Class	$1,776
Administrative Class	172,946
Advisor Class	500,278

Shares Issued and Outstanding:
Institutional Class	141
Administrative Class	13,702
Advisor Class	39,462

Net Asset Value Per Share Outstanding:
Institutional Class	$12.62
Administrative Class	12.62
Advisor Class	12.68

Cost of investments in securities	$811,828
Cost of investments in Affiliates	$197,675
Cost of foreign currency held	$4,438
Proceeds received on short sales	$52,045
Cost or premiums of financial derivative instruments, net	$342

* Includes repurchase agreements of:	$42,413

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$8,004
Dividends	1,015
Dividends from Investments in Affiliates	2,627
Total Income	11,646

Expenses:
Investment advisory fees	3,283
Supervisory and administrative fees	219
Servicing fees - Administrative Class	135
Distribution and/or servicing fees - Advisor Class	656
Trustee fees	10
Interest expense	319
Total Expenses	4,622
Waiver and/or Reimbursement by PIMCO	(527)
Net Expenses	4,095

Net Investment Income (Loss)	7,551

Net Realized Gain (Loss):
Investments in securities	(14,124)
Investments in Affiliates	6,861
Exchange-traded or centrally cleared financial derivative instruments	16,796
Over the counter financial derivative instruments	(241)
Short sales	1,690
Foreign currency	104

Net Realized Gain (Loss)	11,086

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(9,307)
Investments in Affiliates	(8,179)
Exchange-traded or centrally cleared financial derivative instruments	(10,504)
Over the counter financial derivative instruments	4,717
Short sales	188
Foreign currency assets and liabilities	(98)

Net Change in Unrealized Appreciation (Depreciation)	(23,183)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,546)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$7,551	$14,634
Net realized gain (loss)	11,086	55,070
Net change in unrealized appreciation (depreciation)	(23,183)	30,004

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,546)	99,708

Distributions to Shareholders:
From net investment income
Institutional Class	(20)	(41)
Administrative Class	(1,848)	(4,291)
Advisor Class	(5,133)	(11,870)

Total Distributions(a)	(7,001)	(16,202)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(55,520)	(103,750)

Total Increase (Decrease) in Net Assets	(67,067)	(20,244)

Net Assets:
Beginning of period	742,067	762,311
End of period*	$675,000	$742,067

* Including undistributed (overdistributed) net investment income of:	$3,320	$2,770

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.5%

CORPORATE BONDS & NOTES 10.8%

BANKING & FINANCE 6.0%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$2,100	$2,113
4.250% due 07/01/2020		900	910
Ally Financial, Inc.
3.500% due 01/27/2019		700	700
8.000% due 12/31/2018		200	204
8.000% due 11/01/2031		800	956
American Honda Finance Corp.
2.713% (US0003M + 0.350%) due 11/05/2021 ~		30	30
Bank of America Corp.
5.875% due 03/15/2028 •(g)		420	411
Barclays PLC
7.000% due 09/15/2019 •(g)(i)	GBP	300	405
8.250% due 12/15/2018 •(g)(i)		$1,300	1,323
BRFkredit A/S
2.500% due 10/01/2047	DKK	9	1
Credit Suisse Group AG
3.869% due 01/12/2029 •		$980	923
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		800	797
CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		200	197
Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,350
Ford Motor Credit Co. LLC
3.156% (US0003M + 0.830%) due 03/12/2019 ~		700	702
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		600	586
3.541% (US0003M + 1.200%) due 09/15/2020 ~		6,200	6,295
Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019		300	301
ING Bank NV
2.625% due 12/05/2022		1,000	979
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,100	2,539
Lloyds Banking Group PLC
3.130% (US0003M + 0.800%) due 06/21/2021 ~		$500	500
7.000% due 06/27/2019 •(g)(i)	GBP	1,900	2,560
Navient Corp.
4.875% due 06/17/2019		$1,200	1,208
5.500% due 01/15/2019		1,400	1,413
8.000% due 03/25/2020		400	423
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	3	1
Nykredit Realkredit A/S
2.500% due 10/01/2047		15	3
Realkredit Danmark A/S
2.500% due 07/01/2047		87	14
Royal Bank of Scotland Group PLC
3.885% (US0003M + 1.550%) due 06/25/2024 ~		$700	699
4.519% due 06/25/2024 •		400	401
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	3,670	4,343
State Bank of India
3.275% (US0003M + 0.950%) due 04/06/2020 ~		$1,600	1,606
UBS AG
2.450% due 12/01/2020		3,300	3,230
2.639% due 12/07/2018 •		200	200

			40,323

INDUSTRIALS 2.2%
BAT Capital Corp.
2.945% due 08/14/2020 •		1,100	1,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dell International LLC
3.480% due 06/01/2019		$3,320	$3,329
4.420% due 06/15/2021		800	812
Delta Air Lines, Inc.
2.875% due 03/13/2020		900	895
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~		500	500
eBay, Inc.
2.750% due 01/30/2023		500	482
Enbridge, Inc.
2.737% (US0003M + 0.400%) due 01/10/2020 ~		1,300	1,300
Mylan NV
3.750% due 12/15/2020		500	503
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019		100	103
Time Warner Cable LLC
8.750% due 02/14/2019		3,500	3,617
VMware, Inc.
2.950% due 08/21/2022		280	269
3.900% due 08/21/2027		200	185
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		900	893
2.450% due 11/20/2019		900	890

			14,882

UTILITIES 2.6%
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~		1,000	1,005
2.998% (US0003M + 0.650%) due 01/15/2020 ~		280	281
3.298% (US0003M + 0.950%) due 07/15/2021 ~		3,800	3,838
5.000% due 03/01/2021		100	104
5.150% due 02/15/2050		1,200	1,123
5.300% due 08/15/2058		400	374
Consolidated Edison Co. of New York, Inc.
2.739% (US0003M + 0.400%) due 06/25/2021 ~		300	301
Gazprom OAO Via Gaz Capital S.A.
4.625% due 10/15/2018	EUR	550	649
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~		$1,230	1,232
Petrobras Global Finance BV
6.125% due 01/17/2022		917	935
7.250% due 03/17/2044		3,700	3,436
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~		1,100	1,101
Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019		300	297
Sprint Communications, Inc.
9.000% due 11/15/2018		500	511
Verizon Communications, Inc.
3.376% due 02/15/2025		2,752	2,647

			17,834

Total Corporate Bonds & Notes (Cost $73,781)			73,039

U.S. GOVERNMENT AGENCIES 49.6%
Fannie Mae
3.712% (US0012M + 1.731%) due 05/01/2038 ~		2,371	2,500
Fannie Mae, TBA
3.500% due 07/01/2033 - 08/01/2048		178,900	177,884
4.000% due 08/01/2048 - 09/01/2048		151,500	154,167

Total U.S. Government Agencies (Cost $332,920)			334,551

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 22.7%
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2019		$3,874	$3,852
0.125% due 04/15/2020		17,166	16,987
0.125% due 04/15/2022 (m)		1,763	1,727
0.125% due 07/15/2026		13,013	12,470
0.250% due 01/15/2025		2,751	2,677
0.375% due 07/15/2025		5,148	5,059
0.375% due 01/15/2027		5,825	5,661
0.500% due 01/15/2028		6,273	6,138
0.625% due 01/15/2024		3,746	3,743
0.625% due 01/15/2026		6,611	6,577
0.875% due 02/15/2047		14,164	14,180
1.000% due 02/15/2048		6,282	6,499
1.875% due 07/15/2019 (m)		704	716
2.000% due 01/15/2026		215	235
2.125% due 02/15/2040		4,614	5,805
2.375% due 01/15/2025		20,549	22,792
3.375% due 04/15/2032		1,740	2,325
3.625% due 04/15/2028		1,187	1,508
3.875% due 04/15/2029 (o)		1,705	2,250
U.S. Treasury Notes
1.875% due 02/28/2022 (m)(o)		32,944	32,026
1.875% due 04/30/2022 (o)		100	97

Total U.S. Treasury Obligations (Cost $155,437)			153,324

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Alliance Bancorp Trust
2.331% due 07/25/2037 •		537	471
Bear Stearns Adjustable Rate Mortgage Trust
3.604% due 02/25/2036 ^~		71	68
4.137% due 07/25/2036 ^~		255	240
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		513	440
Residential Accredit Loans, Inc. Trust
2.271% due 06/25/2046 •		287	127
Residential Asset Securitization Trust
2.491% due 05/25/2035 •		647	563
WaMu Mortgage Pass-Through Certificates Trust
2.421% due 01/25/2045 •		3,489	3,477

Total Non-Agency Mortgage-Backed Securities (Cost $5,379)			5,386

ASSET-BACKED SECURITIES 4.5%
ACE Securities Corp. Home Equity Loan Trust
3.891% due 06/25/2034 •		165	159
Argent Mortgage Loan Trust
2.331% due 05/25/2035 •		914	871
Argent Securities Trust
2.241% due 07/25/2036 •		603	516
Aurium CLO DAC
0.000% due 10/13/2029 •(a)	EUR	800	934
Cavalry CLO Ltd.
3.198% due 10/15/2026 •		$400	400
CIT Mortgage Loan Trust
3.441% due 10/25/2037 •		2,799	2,830
Countrywide Asset-Backed Certificates
2.231% due 05/25/2035 •		759	722
2.341% due 03/25/2037 •		700	641
CVP Cascade CLO Ltd.
3.498% due 01/16/2026 •		662	663
Dryden Senior Loan Fund
3.248% due 10/15/2027 •		1,600	1,601
Figueroa CLO Ltd.
2.925% due 06/20/2027 •		1,200	1,199
First Franklin Mortgage Loan Trust
2.561% due 11/25/2036 •		1,600	1,418
Fremont Home Loan Trust
2.226% due 10/25/2036 •		1,167	1,106
2.241% due 10/25/2036 •		2,561	1,397
Halcyon Loan Advisors Funding Ltd.
3.279% due 04/20/2027 •		600	600

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
2.161% due 07/25/2036 •		$1,080	$491
Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		818	578
Lehman XS Trust
2.251% due 05/25/2036 •		1,116	1,119
4.884% due 06/25/2036 ×		748	730
Long Beach Mortgage Loan Trust
2.391% due 01/25/2036 •		1,788	1,618
Morgan Stanley ABS Capital, Inc. Trust
3.066% due 07/25/2035 •		80	81
Mountain Hawk CLO Ltd.
2.902% due 10/15/2026 •		600	599
Navient Student Loan Trust
3.241% due 03/25/2066 •		1,132	1,154
OFSI Fund Ltd.
3.503% due 04/17/2025 •		432	433
Sound Point CLO Ltd.
3.208% due 04/15/2027 •		1,100	1,100
3.239% due 07/20/2027 •		300	300
Sudbury Mill CLO Ltd.
3.503% due 01/17/2026 •		1,784	1,786
Symphony CLO Ltd.
3.378% due 10/15/2025 •		1,869	1,870
3.533% due 10/17/2026 •		300	300
Tralee CLO Ltd.
3.389% due 10/20/2027 •		1,000	1,002
Venture CLO Ltd.
3.228% due 07/15/2027 •		800	799
VOLT LLC
3.500% due 03/25/2047 ×		333	333
WhiteHorse Ltd.
3.563% due 02/03/2025 •		739	739

Total Asset-Backed Securities (Cost $29,129)			30,089

SOVEREIGN ISSUES 14.3%
Argentina Government International Bond
6.875% due 01/26/2027		3,300	2,916
22.844% (BADLARPP) due 10/04/2022 ~	ARS	3,700	195
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		1,745	55
40.000% (ARPP7DRR) due 06/21/2020 ~		35,737	1,287
Australia Government International Bond
3.000% due 09/20/2025 (f)	AUD	2,115	1,827
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2018 (d)	BRL	12,900	3,275
0.000% due 01/01/2019 (d)		69,770	17,425
Cyprus Government International Bond
2.750% due 06/27/2024	EUR	210	258
3.750% due 07/26/2023		600	772
3.875% due 05/06/2022		540	693
4.250% due 11/04/2025		480	640
Denmark Government International Bond
0.100% due 11/15/2023 (f)	DKK	14,886	2,531
France Government International Bond
0.100% due 03/01/2025 (f)	EUR	2,455	3,126
0.250% due 07/25/2024		1,139	1,471
1.850% due 07/25/2027 (f)		2,618	3,902
Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (f)		3,754	4,749
New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	532	379
Peru Government International Bond
6.150% due 08/12/2032	PEN	6,000	1,879
Qatar Government International Bond
3.875% due 04/23/2023		$1,400	1,402
5.103% due 04/23/2048		1,100	1,099
United Kingdom Gilt
0.125% due 03/22/2026 (f)	GBP	14,010	21,404
0.125% due 03/22/2046 (f)		1,617	3,383
0.125% due 08/10/2048 (f)		478	1,038

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 11/22/2065 (f)	GBP	586	$1,704
1.875% due 11/22/2022 (f)		8,024	12,525
3.500% due 01/22/2045		3,807	6,875

Total Sovereign Issues (Cost $100,805)			96,810

		SHARES
COMMON STOCKS 1.9%

FINANCIALS 1.4%
Bank of America Corp.		23,279	656
Bank of New York Mellon Corp.		13,619	735
BB&T Corp.		13,589	685
Citigroup, Inc.		10,125	678
JPMorgan Chase & Co.		6,366	663
M&T Bank Corp. (k)		3,855	656
PNC Financial Services Group, Inc. (k)		4,647	628
SunTrust Banks, Inc.		10,348	683
U.S. Bancorp (k)		13,866	694
Wells Fargo & Co.		13,477	747
XL Group Ltd.		50,874	2,846

			9,671

INFORMATION TECHNOLOGY 0.5%
NXP Semiconductors NV (b)		28,940	3,162

Total Common Stocks (Cost $12,791)			12,833

EXCHANGE-TRADED FUNDS 2.3%
iShares MSCI EAFE ETF		229,737	15,385

Total Exchange-Traded Funds (Cost $15,306)			15,385

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%
Alexandria Real Estate Equities, Inc.		5,853	738
American Tower Corp. (k)		7,671	1,106
Apartment Investment & Management Co. ‘A’ (k)		22,367	946
Duke Realty Corp. (k)		35,773	1,039
Equinix, Inc. (k)		2,406	1,034
Equity Residential (k)		15,501	987
GGP, Inc. (k)		44,487	909
Invitation Homes, Inc. (k)		24,870	574
Simon Property Group, Inc. (k)		7,011	1,193
Sun Communities, Inc.		8,627	844

Total Real Estate Investment Trusts (Cost $9,140)			9,370

SHORT-TERM INSTRUMENTS 11.2%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
1.940% due 09/04/2018		1,900	1,899

COMMERCIAL PAPER 0.6%
Bank of Nova Scotia
1.543% due 07/03/2018	CAD	4,300	3,270
1.550% due 07/03/2018		700	533
National Bank Of Canada
1.525% due 07/03/2018		500	380

			4,183

REPURCHASE AGREEMENTS (j) 6.3%
			42,413

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%
Nigeria Open Market Operation Bills
15.696% due 11/08/2018 (e)	NGN	38,100	$101

ARGENTINA TREASURY BILLS 0.8%
3.427% due 08/10/2018 - 11/16/2018 (c)(d)		$3,840	3,791
25.601% due 09/14/2018 (d)(e)	ARS	54,884	1,754

			5,545

GREECE TREASURY BILLS 0.9%
1.211% due 08/31/2018 (d)(e)	EUR	5,450	6,358

JAPAN TREASURY BILLS 1.9%
(0.157)% due 07/30/2018 (d)(e)	JPY	1,380,000	12,466

NIGERIA TREASURY BILLS 0.3%
15.529% due 10/04/2018 - 11/29/2018 (c)(d)	NGN	818,600	2,167

U.S. TREASURY BILLS 0.1%
1.958% due 10/04/2018 †(d)(e)(o)		$322	320

Total Short-Term Instruments (Cost $77,140)			75,452

Total Investments in Securities (Cost $811,828)			806,239

		SHARES
INVESTMENTS IN AFFILIATES 29.1%

MUTUAL FUNDS (h) 16.0%
PIMCO EqS® Long/Short Fund		1,180,835	14,005
PIMCO Income Fund		5,165,627	61,936
PIMCO Mortgage Opportunities and Bond Fund		2,045,709	22,482
PIMCO Preferred and Capital Securities Fund		948,472	9,523

Total Mutual Funds (Cost $109,005)			107,946

SHORT-TERM INSTRUMENTS 13.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.1%
PIMCO Short-Term Floating NAV Portfolio III		8,970,183	88,679

Total Short-Term Instruments (Cost $88,670)			88,679

Total Investments in Affiliates (Cost $197,675)			196,625

Total Investments 148.6% (Cost 1,009,503)			$1,002,864

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $342)			1,326

Other Assets and Liabilities, net (48.8)%			(329,190)

Net Assets 100.0%			$675,000

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.220% †	06/29/2018	07/02/2018	$10,800	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(11,024)	$10,800	$10,802
FICC	1.500	06/29/2018	07/02/2018	287	U.S. Treasury Notes 2.750% due 11/15/2023	(296)	287	287
SAL	2.220 †	06/29/2018	07/02/2018	10,800	U.S. Treasury Notes 3.500% due 05/15/2020	(11,034)	10,800	10,802
SGY	2.260 †	06/29/2018	07/02/2018	9,400	U.S. Treasury Notes 3.500% due 05/15/2020	(9,593)	9,400	9,402
SSB	0.850 †	06/29/2018	07/02/2018	326	U.S. Treasury Notes 1.500% due 01/31/2022(2)	(333)	326	326
TDM	2.220 †	06/29/2018	07/02/2018	10,800	U.S. Treasury Bonds 3.625% due 08/15/2043	(11,118)	10,800	10,802

Total Repurchase Agreements						$(43,398)	$42,413	$42,421

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.7)%
Fannie Mae, TBA	3.000%	07/01/2048	7,900	$(7,628)	$(7,651)
Fannie Mae, TBA	3.000	08/01/2048	46,000	(44,417)	(44,509)

Total Short Sales (7.7)%				$(52,045)	$(52,160)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
FICC	$287	$0	$0	$287	$(296)	$(9)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPS	10,802	0	0	10,802	(11,024)	(222)
SAL	10,802	0	0	10,802	(11,034)	(232)
SGY	9,402	0	0	9,402	(9,593)	(191)
SSB	326	0	0	326	(333)	(7)
TDM	10,802	0	0	10,802	(11,118)	(316)

Total Borrowings and Other Financing Transactions	$42,421	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

(k)

Securities with an aggregate market value of $8,659 have been pledged as collateral as of June 30, 2018 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(28,856) at a weighted average interest rate of 1.565%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note September 2018 Futures	$107.750	08/24/2018	1	$	2	$0	$0
Call - CBOT U.S. Treasury 5-Year Note September 2018 Futures	120.500	08/24/2018	24		24	0	0
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	107.000	09/21/2018	244		244	2	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures	108.500	08/24/2018	533		533	5	1
Put - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	117.000	08/24/2018	102		102	1	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	169.000	08/24/2018	263		263	2	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	176.000	08/24/2018	289		289	2	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	188.000	08/24/2018	5		5	0	0

						$12	$1

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,725.000	07/20/2018	26	2,600	$46	$88
Put - CBOE S&P 500	2,650.000	09/21/2018	26	2,600	263	123
Put - CBOE S&P 500	2,650.000	12/21/2018	26	2,600	324	219
Put - CBOE S&P 500	2,700.000	03/15/2019	50	5,000	488	622
Call - EUREX EURO STOXX 50	3,650.000	12/21/2018	170	1,700	110	59
Call - EUREX EURO STOXX 50	3,750.000	12/21/2018	168	1,680	217	26

					$1,448	$1,137

Total Purchased Options					$1,460	$1,138

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude August Futures †	$76.500	07/17/2018	36	36,000	$(39)	$(24)
Call - NYMEX Crude September Futures †	70.000	08/16/2018	12	12,000	(14)	(47)
Call - NYMEX Crude September Futures †	71.000	08/16/2018	12	12,000	(11)	(40)
Call - NYMEX Crude September Futures †	72.000	08/16/2018	12	12,000	(11)	(33)
Call - NYMEX Crude September Futures †	73.000	08/16/2018	12	12,000	(8)	(28)
Put - NYMEX Natural Gas August Futures †	2.650	07/26/2018	12	120,000	(4)	0
Put - NYMEX Natural Gas August Futures †	2.750	07/26/2018	36	360,000	(13)	(4)
Put - NYMEX Natural Gas August Futures †	2.800	07/26/2018	24	240,000	(8)	(5)
Put - NYMEX Natural Gas September Futures †	2.700	08/28/2018	36	360,000	(12)	(9)
Put - NYMEX Natural Gas September Futures †	2.750	08/28/2018	36	360,000	(13)	(13)

					$(133)	$(203)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	$141.000	07/27/2018	9	$9	$(9)	$(1)
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	142.000	07/27/2018	11	11	(7)	(1)
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	143.000	07/27/2018	33	33	(22)	(10)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	145.000	07/27/2018	34	34	(20)	(34)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	146.000	07/27/2018	35	35	(21)	(21)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	146.500	07/27/2018	33	33	(21)	(15)

					$(100)	$(82)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,675.000	07/20/2018	26	2,600	$(27)	$(49)
Put - CBOE S&P 500	2,400.000	09/21/2018	52	5,200	(262)	(78)
Put - CBOE S&P 500	2,350.000	12/21/2018	112	11,200	(611)	(360)
Put - CBOE S&P 500	2,550.000	12/21/2018	26	2,600	(255)	(159)
Put - CBOE S&P 500	2,600.000	03/15/2019	50	5,000	(370)	(479)
Put - EUREX EURO STOXX 50	3,200.000	12/21/2018	170	1,700	(113)	(170)
Put - EUREX EURO STOXX 50	3,250.000	12/21/2018	168	1,680	(224)	(195)

					$(1,862)	$(1,490)

Total Written Options					$(2,095)	$(1,775)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin(7)
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	3		$730	$(3)	$0	$0
90-Day Eurodollar December Futures	12/2019	3		728	(3)	0	0
90-Day Eurodollar June Futures	06/2019	3		729	(3)	0	0
90-Day Eurodollar March Futures	03/2019	3		729	(3)	0	0
90-Day Eurodollar September Futures	09/2018	3		732	(2)	0	0
90-Day Eurodollar September Futures	09/2019	3		728	(3)	0	0
Aluminum November Futures †	11/2018	16		855	(59)	0	0
Brent (ICE) Dubai August Futures †	08/2018	31		88	32	2	0
Brent (ICE) Dubai December Futures †	12/2018	38		112	43	0	(3)
Brent (ICE) Dubai July Futures †	07/2018	31		87	30	6	0
Brent (ICE) Dubai November Futures †	11/2018	38		112	44	0	(2)
Brent (ICE) Dubai October Futures †	10/2018	38		111	43	0	(1)
Brent (ICE) Dubai September Futures †	09/2018	31		89	32	0	0
Brent 1st Line vs. Dubai 1st Line February Futures †	02/2019	7		21	(2)	0	(1)
Brent 1st Line vs. Dubai 1st Line January Futures †	01/2019	7		21	(3)	0	(1)
Brent 1st Line vs. Dubai 1st Line March Futures †	03/2019	7		21	(2)	0	(1)
Brent Crude January Futures †	11/2018	11		855	46	15	0
Brent Crude October Futures †	08/2018	16		1,262	50	24	0
Brent Crude September Futures †	07/2018	5		396	3	4	0
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond September 2018 Futures	08/2018	345	EUR	2	0	0	0
Call Options Strike @ EUR 180.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	195		2	0	0	0
Call Options Strike @ EUR 183.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	112		1	0	0	0
Cotton No. 2 December Futures †	12/2018	21		$881	35	4	0
E-mini NASDAQ 100 Index September Futures	09/2018	2		283	0	0	0
E-mini S&P 500 Index September Futures	09/2018	1,427		194,186	(4,364)	150	0
Euro STOXX 50 September Futures	09/2018	913	EUR	36,155	(529)	426	(362)
Euro-Bund 10-Year Bond September Futures	09/2018	263		49,924	338	79	0
FTSE 100 Index September Futures	09/2018	216	GBP	21,669	(134)	158	0
Gas Oil November Futures †	11/2018	13		$882	53	13	0
Gold 100 oz. August Futures †	08/2018	125		15,681	(373)	44	0
JPX Nikkei Index 400 September Futures	09/2018	2,415	JPY	33,395	(774)	120	(76)
Mini MSCI EAFE Index September Futures	09/2018	151		$14,763	(446)	93	0
Mini MSCI Emerging Markets Index September Futures	09/2018	122		6,486	(464)	113	0
New York Harbor ULSD November Futures †	10/2018	9		842	46	12	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	460	EUR	5	(1)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin(7)
						Asset	Liability
RBOB Gasoline November Futures †	10/2018	10		$836	$44	$17	$0
S&P/Toronto Stock Exchange 60 September Futures	09/2018	85	CAD	12,457	139	85	(39)
SPI 200 Index September Futures	09/2018	17	AUD	1,934	23	11	(8)
U.S. Treasury 10-Year Note September Futures	09/2018	561		$67,425	23	0	0
WTI Crude August Futures †	07/2018	9		667	11	4	0
WTI Crude November Futures †	10/2018	12		842	32	8	0
WTI Crude September Futures †	08/2018	26		1,884	92	14	(1)
Zinc November Futures †	11/2018	12		853	(67)	0	0

					$(6,076)	$1,402	$(495)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin(7)
						Asset	Liability
Arabica Coffee December Futures †	12/2018	14		$(622)	$50	$3	$0
Australia Government 10-Year Bond September Futures	09/2018	15	AUD	(1,436)	(19)	2	(1)
Call Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	112	EUR	(178)	(114)	0	(17)
Call Options Strike @ USD 79.000 on Brent Crude October 2018 Futures †	08/2018	12		$(37)	(24)	0	(9)
Call Options Strike @ USD 80.000 on Brent Crude October 2018 Futures †	08/2018	12		(31)	(20)	0	(8)
Call Options Strike @ USD 81.000 on Brent Crude October 2018 Futures †	08/2018	12		(27)	(14)	0	(7)
Call Options Strike @ USD 82.000 on Brent Crude October 2018 Futures †	08/2018	12		(23)	(10)	0	(6)
Call Options Strike @ USD 85.000 on Brent Crude September 2018 Futures †	07/2018	24		(12)	17	0	(4)
Call Options Strike @ USD 86.000 on Brent Crude September 2018 Futures †	07/2018	12		(5)	11	0	(1)
Cocoa December Futures †	12/2018	14		(354)	(15)	0	(8)
Copper December Futures †	12/2018	9		(672)	22	1	0
Corn December Futures †	12/2018	24		(446)	55	0	(6)
Euro-BTP Italy Government Bond September Futures	09/2018	24	EUR	(3,547)	20	0	(41)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	104		(18,769)	(149)	0	(83)
Euro-Schatz September Futures	09/2018	345		(45,158)	(38)	8	(2)
Japan Government 10-Year Bond September Futures	09/2018	19	JPY	(25,886)	(34)	3	(5)
Natural Gas August Futures †	07/2018	17		$(497)	(4)	3	0
Natural Gas September Futures †	08/2018	17		(493)	1	3	0
Nikkei 225 Index September Futures	09/2018	26	JPY	(2,610)	(7)	6	(12)
Platinum October Futures †	10/2018	99		$(4,246)	89	0	(12)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	56	EUR	(3)	32	0	0
Silver September Futures †	09/2018	10		$(810)	19	0	(8)
Soybean November Futures †	11/2018	18		(792)	27	3	0
Sugar No. 11 February Futures †	02/2019	53		(769)	11	0	(2)
U.S. Treasury 2-Year Note September Futures	09/2018	1		(212)	(1)	0	0
U.S. Treasury 5-Year Note September Futures	09/2018	24		(2,727)	(13)	1	0
U.S. Treasury 10-Year Ultra September Futures	09/2018	144		(18,466)	(144)	0	0
U.S. Treasury 30-Year Bond September Futures	09/2018	441		(63,945)	(1,347)	0	(15)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	5		(798)	(30)	0	0
United Kingdom Long Gilt September Futures	09/2018	211	GBP	(34,268)	(262)	63	(1)
Wheat December Futures †	12/2018	20		$(517)	10	0	(17)

					$(1,881)	$96	$(265)

Total Futures Contracts					$(7,957)	$1,498	$(760)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.228%	$800	$(24)	$6	$(18)	$0	$0
Boston Scientific Corp.	(1.000)	Quarterly	06/20/2020	0.139	1,200	(31)	10	(21)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.281	200	(6)	2	(4)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.297	600	(14)	5	(9)	0	0

						$(75)	$23	$(52)	$0	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.495%	EUR	480	$8	$(1)	$7	$0	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	1.191		800	(3)	2	(1)	0	(1)

							$5	$1	$6	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$	8,350	$(536)	$35	$(501)	$0	$(4)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	12,800	(201)	(81)	(282)	0	(6)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		35,200	(974)	306	(668)	0	(16)

						$(1,711)	$260	$(1,451)	$0	$(26)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	62,300	$955	$3	$958	$32	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$5,390	$12	$518	$530	$24	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,700	4	(18)	(14)	8	0
Pay	1-Year BRL-CDI	11.970	Maturity	01/04/2027	BRL	15,700	4	45	49	20	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/21/2021		$15,300	(352)	(345)	(697)	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		37,100	726	20	746	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		15,500	(326)	1,226	900	9	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		29,210	1,681	901	2,582	23	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		200	(1)	3	2	0	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		13,900	405	186	591	12	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		9,600	961	692	1,653	14	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		62,320	78	(1,769)	(1,691)	0	(33)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,600	760	(69)	691	10	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		12,370	(850)	77	(773)	0	(13)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		8,600	(32)	249	217	7	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		15,300	173	214	387	13	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		12,600	14	(275)	(261)	0	(8)
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		720	(2)	17	15	1	0
Pay(6)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		8,000	0	(101)	(101)	0	(5)
Pay(6)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,800	0	(22)	(22)	0	(1)
Pay(6)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		8,000	0	(98)	(98)	0	(5)
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		1,580	(10)	6	(4)	1	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/19/2023	EUR	27,500	109	(391)	(282)	0	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	09/19/2048		3,050	59	(83)	(24)	0	(35)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/19/2020	GBP	37,500	3	(161)	(158)	11	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2023		3,900	(1)	(38)	(39)	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028		11,720	277	(203)	74	17	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	09/19/2048		9,520	(543)	161	(382)	0	(9)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	1,090,000	(20)	(27)	(47)	0	(4)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		540,000	(8)	(6)	(14)	0	(2)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		430,000	(24)	(17)	(41)	0	(2)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/20/2024		2,280,000	(857)	(225)	(1,082)	0	0
Pay	CPTFEMU	1.165	Maturity	12/15/2021	EUR	180	0	3	3	0	0
Pay	CPTFEMU	1.507	Maturity	05/15/2023		1,393	1	(1)	0	0	0
Receive	CPTFEMU	1.520	Maturity	11/15/2027		3,400	(28)	(1)	(29)	0	(1)
Receive	CPTFEMU	1.535	Maturity	03/15/2028		6,600	1	(47)	(46)	0	(3)
Pay	CPTFEMU	1.710	Maturity	03/15/2033		1,200	(2)	5	3	0	0
Receive	CPTFEMU	1.946	Maturity	03/15/2048		3,850	46	(92)	(46)	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPURNSA	1.460%	Maturity	07/18/2018		$10,600	$0	$126	$126	$0	$0
Pay	CPURNSA	1.550	Maturity	07/26/2021		2,200	74	5	79	0	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		1,700	51	4	55	0	0
Receive	CPURNSA	1.715	Maturity	07/18/2019		10,600	0	(137)	(137)	0	0
Receive	CPURNSA	1.730	Maturity	07/26/2026		2,200	(118)	(12)	(130)	0	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		8,000	(388)	(41)	(429)	0	(1)
Receive	CPURNSA	1.801	Maturity	09/12/2026		1,700	(79)	(8)	(87)	0	0
Pay	CPURNSA	1.955	Maturity	07/25/2024		12,100	0	343	343	0	(1)
Pay	CPURNSA	2.021	Maturity	11/25/2020		6,100	0	62	62	0	(2)
Pay	CPURNSA	2.027	Maturity	11/23/2020		6,400	0	64	64	0	(2)
Pay	CPURNSA	2.070	Maturity	03/23/2019		1,000	0	1	1	0	0
Receive	CPURNSA	2.070	Maturity	10/04/2019		15,000	0	(137)	(137)	1	0
Receive	CPURNSA	2.102	Maturity	07/20/2027		7,700	0	(206)	(206)	1	0
Receive	CPURNSA	2.143	Maturity	04/25/2020		170	0	0	0	0	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		2,500	0	(63)	(63)	1	0
Receive	CPURNSA	2.155	Maturity	10/17/2027		2,800	0	(68)	(68)	1	0
Pay	CPURNSA	2.168	Maturity	07/15/2020		2,400	0	12	12	0	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		2,540	0	(56)	(56)	0	0
Receive	CPURNSA	2.122	Maturity	08/01/2027		5,800	0	(147)	(147)	1	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	310	0	1	1	0	0
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		8,740	0	(30)	(30)	2	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		6,450	0	(10)	(10)	2	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		1,090	0	1	1	0	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		650	2	6	8	0	(1)
Receive	UKRPI	3.325	Maturity	08/15/2030	GBP	9,300	(41)	177	136	0	(37)
Receive	UKRPI	3.400	Maturity	06/15/2030		16,950	6	678	684	0	(30)
Pay	UKRPI	3.428	Maturity	03/15/2047		3,280	246	(246)	0	4	0
Receive	UKRPI	3.470	Maturity	09/15/2032		600	(11)	25	14	0	(2)
Receive	UKRPI	3.530	Maturity	10/15/2031		2,370	37	53	90	0	(6)

							$2,037	$731	$2,768	$188	$(209)

Total Swap Agreements							$1,211	$1,018	$2,229	$220	$(236)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio	$1,138	$1,318	$220	$2,676	$(1,572)	$(662)	$(236)	$(2,470)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)(8)	0	183	0	183	(203)	(101)	0	(304)

Total Exchange-Traded or Centrally Cleared	$1,138	$1,501	$220	$2,859	$(1,775)	$(763)	$(236)	$(2,774)

(m)	Securities with an aggregate market value of $24,368 and cash of $2,770 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(7)	Unsettled variation margin asset of $3 and liability of $(3) for closed futures is outstanding at period end.
(8)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	ARS	29,628		$1,022	$0	$(2)
	07/2018	BRL	1,631		480	59	0
	07/2018		$1,141	ARS	29,628	0	(117)
	07/2018		431	BRL	1,631	0	(11)
	08/2018	BRL	1,631		$430	11	0
	08/2018	CHF	130		133	1	0
	08/2018	MXN	62,678		3,187	58	0
	08/2018		$11,669	CAD	15,070	0	(198)
	08/2018		10,874	CHF	10,817	89	0
	08/2018		2,812	EUR	2,378	0	(26)
BPS	07/2018	ARS	93,401		$3,297	88	(4)
	07/2018	BRL	23,509		6,097	31	0
	07/2018	CLP	505,749		794	20	0
	07/2018	TWD	39,614		1,331	30	0
	07/2018		$1,741	ARS	47,853	0	(87)
	07/2018		6,436	BRL	23,509	0	(370)
	07/2018		2,250	PEN	7,364	0	(9)
	07/2018		1,836	TRY	8,518	4	0
	09/2018	PEN	7,365		$2,245	9	0
	10/2018	BRL	12,900		3,741	443	0
	01/2019		23,912		6,450	386	0
BRC	07/2018	TRY	8,012		1,735	4	0
	07/2018	ZAR	7,812		575	7	0
	08/2018		16,884		1,233	8	0
	09/2018	KRW	1,765,801		1,594	5	0
CBK	07/2018	BRL	6,423		1,666	9	0
	07/2018	CAD	4,300		3,316	45	0
	07/2018	GBP	21,942		29,070	112	0
	07/2018	PLN	879		258	23	0
	07/2018		$1,715	BRL	6,423	0	(58)
	07/2018		701	DKK	4,215	0	(40)
	07/2018		154	TRY	706	0	0
	08/2018		8,419	JPY	916,000	0	(122)
	09/2018	TWD	73,219		$2,466	52	0
	11/2018	NGN	36,100		95	0	(3)
	01/2019	BRL	6,634		1,745	62	0
DUB	07/2018	ARS	81,875		2,936	105	0
	07/2018	BRL	34,800		10,433	1,454	0
	07/2018		$2,853	ARS	81,875	6	(29)
	07/2018		9,025	BRL	34,800	0	(46)
FBF	07/2018		3,589	COP	10,330,798	0	(67)
	08/2018	MXN	40,021		$1,997	0	(1)
GLM	07/2018	BRL	4,964		1,312	34	0
	07/2018	CAD	1,200		926	13	0
	07/2018	PEN	7,365		2,246	5	0
	07/2018	RUB	41,039		656	3	0
	07/2018		$656	MXN	13,564	26	0
	07/2018		656	PHP	35,288	4	0
	07/2018	ZAR	7,902		$598	22	0
	08/2018	CHF	1,901		1,929	3	0
	08/2018	EUR	4,120		4,829	2	0
	08/2018	RUB	69,619		1,100	0	(2)
	08/2018		$13,661	EUR	11,316	0	(405)
	08/2018		341	ILS	1,211	0	(9)
	08/2018		1,440	JPY	156,400	0	(23)
	09/2018	IDR	34,583,283		$2,456	67	0
	09/2018	INR	248,180		3,602	15	0
	09/2018	KRW	4,951,294		4,640	184	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2018	RUB	41,295		$656	$0	$(1)
	07/2018		$656	PLN	2,407	0	(13)
	07/2018		809	TRY	3,765	9	(1)
	08/2018	EUR	5,450		$6,759	367	0
	10/2018	DKK	2,330		366	0	(1)
IND	08/2018		$349	ZAR	4,435	0	(27)
JPM	07/2018	AUD	573		$431	7	0
	07/2018	BRL	27,108		7,034	39	0
	07/2018	JPY	950,000		8,741	145	0
	07/2018	NZD	336		237	9	0
	07/2018		$7,405	BRL	27,108	0	(411)
	07/2018		1,254	INR	84,727	0	(17)
	07/2018		657	PLN	2,447	0	(4)
	07/2018	ZAR	16,105		$1,211	41	(2)
	08/2018	CZK	3,286		155	7	0
	08/2018		$950	EUR	796	0	(17)
	08/2018		4,004	MXN	78,088	0	(106)
	08/2018		936	NOK	7,580	0	(4)
	10/2018	NGN	59,866		$160	0	(4)
	11/2018		708,906		1,887	0	(37)
	01/2019	BRL	27,943		7,525	438	0
MSB	07/2018		31,620		9,160	1,001	0
	07/2018	JPY	430,000		3,957	66	0
	07/2018	RUB	267,314		4,261	7	0
	07/2018		$8,201	BRL	31,620	0	(42)
	09/2018	ARS	6,709		$304	86	0
	09/2018	MYR	538		134	1	0
	09/2018	THB	16,008		504	20	0
	09/2018		$2,129	SGD	2,839	0	(42)
	10/2018		4,219	RUB	267,313	0	(7)
NGF	09/2018	CNH	48,969		$7,669	308	0
	09/2018	KRW	1,272,690		1,149	3	0
	09/2018	SGD	3,719		2,743	9	0
	09/2018	TWD	82,962		2,743	8	0
RBC	07/2018	DKK	6,550		1,058	31	0
SCX	07/2018	BRL	11,080		2,897	38	0
	07/2018	COP	5,406,159		1,901	58	0
	07/2018	GBP	2,035		2,695	9	0
	07/2018	SEK	27,755		3,117	18	0
	07/2018		$3,020	BRL	11,080	0	(161)
	07/2018		4,186	RUB	267,313	67	0
	08/2018		2,301	EUR	1,944	0	(24)
	08/2018		3,999	RUB	250,460	0	(32)
	08/2018		3,124	SEK	27,755	0	(18)
	08/2018		634	TRY	2,830	0	(29)
	09/2018		2,192	INR	148,862	0	(41)
	01/2019	BRL	11,281		$3,030	169	0
SOG	07/2018	TWD	39,791		1,312	5	(1)
	07/2018		$610	INR	41,886	0	(1)
	07/2018		656	PHP	35,127	2	0
	07/2018		656	PLN	2,441	0	(4)
	07/2018		3,115	SEK	27,755	0	(16)
	08/2018		90	ARS	1,858	0	(29)
	09/2018		1,540	HKD	12,062	0	(1)
SSB	07/2018		625	INR	42,846	0	0
	08/2018		758	CAD	994	0	(1)
	08/2018		31,275	JPY	3,411,098	0	(377)
	09/2018	HKD	27,569		$3,519	1	0
UAG	07/2018		$31,704	GBP	23,977	0	(60)
	07/2018		656	PLN	2,376	0	(21)
	08/2018	GBP	23,977		$31,749	62	0
	09/2018	RUB	551,416		8,772	57	0
	09/2018		$3,723	HKD	29,153	0	(2)
	09/2018		4,534	IDR	64,577,036	0	(73)

Total Forward Foreign Currency Contracts						$6,587	$(3,256)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
JPM	Put - OTC S&P 500 D&I @ 2,615.300 «	EURUSD 1.200	03/15/2019	5,126	$140	$298

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	117.250	07/26/2018	$2,000	$0	$0
BPS	Call - OTC USD versus JPY		116.900	07/03/2018	28,100	3	0

						$3	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	$	53,400	$2,114	$159
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		42,550	1,811	127

								$3,925	$286

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
JPM	Call - OTC EURO STOXX 50	3,400.000	07/20/2018	EUR	2	$ 86	$ 95

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 4.000% due 09/01/2048	$71.500	08/06/2018	$12,700	$1	$0
FAR	Call - OTC Fannie Mae, TBA 3.000% due 08/01/2048	109.000	08/06/2018	25,900	1	0
	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	73.000	07/05/2018	30,500	1	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	68.000	07/05/2018	7,000	0	0
	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	69.000	07/05/2018	71,000	3	0
	Put - OTC Fannie Mae, TBA 4.000% due 07/01/2048	71.000	07/05/2018	106,000	4	0

					$10	$0

Total Purchased Options					$4,164	$679

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$	3,800	$(4)	$(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		7,200	(9)	(8)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	08/15/2018	EUR	11,800	(23)	(16)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018	$	2,400	(3)	(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		3,000	(4)	(3)
CKL	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	09/19/2018	EUR	36,200	(74)	(91)

							$(117)	$(120)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC USD versus MXN	MXN	21.100	08/22/2018	$	5,048	$(56)	$(37)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	5,600	$(255)	$(32)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	1,100	(7)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020		7,800	(21)	30
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		7,800	(21)	32
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		10,700	(121)	(10)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		4,500	(83)	(7)

							$(508)	$13

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	$	112,400	$ (87)	$ (163)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX Banks	110.000	07/20/2018	EUR	52	$(75)	$(127)
	Call - OTC MSCI Emerging Markets	1,100.000	07/20/2018	$	6	(48)	(32)
JPM	Call - OTC EURO STOXX 50	3,450.000	07/20/2018	EUR	4	(81)	(89)

						$(204)	$(248)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FOB	Call - Repurchase Agreement on Russell 3000 Equity Securities/ETFs(2)	04/30/2019	$22,500	$(22)	$(22)

Total Written Options				$(994)	$(577)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	EURMARGIN N8 †	$8.420	Maturity	07/31/2018	500	$0	$1	$1	$0
GST	Pay	EURMARGIN N8 †	8.420	Maturity	07/31/2018	1,100	0	2	2	0
	Receive	PLATGOLD N9 †	(411.500)	Maturity	07/08/2019	5,800	0	0	0	0
MYC	Receive	EURMARGIN 2H18 †	5.770	Maturity	12/31/2018	4,800	0	2	2	0
	Receive	EURMARGIN 2H18 †	5.810	Maturity	12/31/2018	3,000	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.980	Maturity	12/31/2018	1,800	0	0	0	0

							$0	$6	$6	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	2.295%	$	200	$(13)	$4	$0	$(9)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880		200	(17)	12	0	(5)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.295		600	(38)	10	0	(28)
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880		400	(34)	24	0	(10)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880		1,100	(76)	49	0	(27)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880		1,700	(118)	77	0	(41)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.295		13,300	(861)	241	0	(620)
JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880		800	(56)	36	0	(20)

								$(1,213)	$453	$0	$(760)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	2,562	$(56)	$73	$17	$0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,200	(65)	55	0	(10)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		600	(19)	22	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		7,900	(364)	389	25	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,100	(685)	681	0	(4)
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		11,100	(576)	611	35	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,600	(317)	275	0	(42)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,800	(110)	93	0	(17)

							$(2,192)	$2,199	$80	$(73)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020	ILS	9,790	$0	$3	$3	$0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		2,110	0	(4)	0	(4)
DUB	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		2,000	0	4	4	0
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		18,370	0	0	0	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		11,370	0	3	3	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		7,630	1	2	3	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		3,870	0	6	6	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		2,380	0	(3)	0	(3)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,630	0	(1)	0	(1)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		6,000	0	2	2	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,280	0	(1)	0	(1)
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		9,380	0	1	1	0
MYC	Receive	CPURNSA	2.058	Maturity	05/12/2025		$20,200	0	(316)	0	(316)
	Receive	CPURNSA	1.800	Maturity	07/20/2026		2,600	0	(137)	0	(137)
	Receive	CPURNSA	1.805	Maturity	09/20/2026		18,400	0	(951)	0	(951)

								$ 1	$(1,392)	$ 22	$(1,413)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Pay	SPGCINP Index †	6,509	(0.500)%	Monthly	08/15/2018	$	1,332	$0	$57	$57	$0
	Receive	DWRTFT Index	71	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018		38	0	11	11	0
	Receive	S&P Banks Select Industry Index	5,532	1-Month USD-LIBOR plus a specified spread	Monthly	11/15/2018		3,540	0	(156)	0	(156)
GST	Pay	SPGCINP Index †	901	(0.500)	Monthly	08/15/2018	$	185	0	8	8	0
MEI	Receive	NDUEEGF Index	9,381	3-Month USD-LIBOR plus a specified spread	Monthly	06/07/2018		5,055	0	(332)	0	(332)

									$0	$(412)	$76	$(488)

TOTAL RETURN SWAPS ON AND SECURITIES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FBF	Receive	Swiss Market Index	1,150	3-Month USD-LIBOR plus a specified spread	Maturity	09/21/2018	CHF	9,867	$0	$(9)	$0	$(9)
DUB	Pay	iBoxx USD Investment Grade Corporate Bond ETF	123,027	1-Month USD-LIBOR plus a specified spread	Monthly	08/31/2018		$28,383	0	18	18	0
FAR	Pay	iBoxx USD Investment Grade Corporate Bond ETF	125,016	1-Month USD-LIBOR plus a specified spread	Monthly	02/28/2019		14,274	0	21	21	0
JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	135,677	1-Month USD-LIBOR plus a specified spread	Monthly	08/31/2018		15,633	0	151	151	0

									$0	$181	$190	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(8) †	7.023%	Maturity	07/29/2020	$6,226	$0	$306	$306	$0
JPM	Receive	GOLDLNPM Index(8) †	3.861	Maturity	07/29/2020	5,598	0	(123)	0	(123)
	Receive	GOLDLNPM Index(8) †	3.976	Maturity	07/29/2020	629	0	(14)	0	(14)

							$0	$169	$306	$(137)

Total Swap Agreements							$(3,404)	$1,204	$680	$(2,880)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$218	$0	$0	$218	$(354)	$0	$0	$(354)	$(136)	$274	$138
BPS	1,011	0	11	1,022	(470)	(25)	(165)	(660)	362	(290)	72
BRC	24	0	3	27	0	0	(4)	(4)	23	0	23
CBK	303	0	0	303	(223)	(41)	(33)	(297)	6	0	6
CKL	0	0	0	0	0	(91)	0	(91)	(91)	0	(91)
DUB	1,565	0	39	1,604	(75)	0	(10)	(85)	1,519	(2,040)	(521)
FAR	0	0	21	21	0	0	0	0	21	0	21
FBF	0	0	0	0	(68)	(159)	(36)	(263)	(263)	397	134
FOB	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
GLM	378	0	12	390	(439)	(32)	(4)	(475)	(85)	(280)	(365)
GST	0	0	28	28	0	0	(55)	(55)	(27)	0	(27)
HUS	376	0	2	378	(16)	0	(621)	(637)	(259)	0	(259)
IND	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
JPM	686	552	152	1,390	(602)	(44)	(20)	(666)	724	(510)	214
MEI	0	0	35	35	0	0	(332)	(332)	(297)	326	29
MSB	1,181	0	0	1,181	(91)	0	0	(91)	1,090	(890)	200
MYC	0	127	0	127	0	(163)	(1,446)	(1,609)	(1,482)	1,141	(341)
NGF	328	0	0	328	0	0	0	0	328	(320)	8
RBC	31	0	0	31	0	0	0	0	31	0	31
SCX	359	0	0	359	(305)	0	0	(305)	54	31	85
SOG	7	0	0	7	(52)	0	0	(52)	(45)	0	(45)
SSB	1	0	0	1	(378)	0	0	(378)	(377)	327	(50)
UAG	119	0	0	119	(156)	0	(17)	(173)	(54)	0	(54)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	58	58	0	0	0	0	58	0	58
GST	0	0	316	316	0	0	0	0	316	320	636
JPM	0	0	0	0	0	0	(137)	(137)	(137)	0	(137)
MYC	0	0	3	3	0	0	0	0	3	(105)	(102)

Total Over the Counter	$6,587	$679	$680	$7,946	$(3,256)	$(577)	$(2,880)	$(6,713)

(o)

Securities with an aggregate market value of $3,077 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)	YOY options may have a series of expirations.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,137	$0	$1	$1,138
Futures	183	0	1,162	0	156	1,501
Swap Agreements	0	32	0	0	188	220

	$183	$32	$2,299	$0	$345	$2,859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,587	$0	$6,587
Purchased Options	0	0	393	0	286	679
Swap Agreements	377	80	201	0	22	680

	$377	$80	$594	$6,587	$308	$7,946

	$560	$112	$2,893	$6,587	$653	$10,805

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$203	$0	$1,490	$0	$82	$1,775
Futures	101	0	497	0	165	763
Swap Agreements	0	27	0	0	209	236

	$304	$27	$1,987	$0	$456	$2,774

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,256	$0	$3,256
Written Options	0	120	270	37	150	577
Swap Agreements	137	833	497	0	1,413	2,880

	$137	$953	$767	$3,293	$1,563	$6,713

	$441	$980	$2,754	$3,293	$2,019	$9,487

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (cont.)

June 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(643)	$0	$387	$0	$88	$(168)
Written Options	833	0	480	0	648	1,961
Futures	1,463	0	7,981	0	610	10,054
Swap Agreements	0	(870)	0	0	5,819	4,949

	$1,653	$(870)	$8,848	$0	$7,165	$16,796

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(948)	$0	$(948)
Purchased Options	0	0	88	20	(1,060)	(952)
Written Options	0	64	728	37	327	1,156
Swap Agreements	(491)	208	785	0	1	503

	$(491)	$272	$1,601	$(891)	$(732)	$(241)

	$1,162	$(598)	$10,449	$(891)	$6,433	$16,555

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$648	$0	$(228)	$0	$(37)	$383
Written Options	(647)	0	279	0	(75)	(443)
Futures	(15)	0	(8,113)	0	(1,645)	(9,773)
Swap Agreements	0	986	0	0	(1,657)	(671)

	$(14)	$986	$(8,062)	$0	$(3,414)	$(10,504)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,405	$0	$4,405
Purchased Options	0	0	380	(3)	1,053	1,430
Written Options	0	(3)	(93)	19	(180)	(257)
Swap Agreements	114	(569)	(82)	0	(324)	(861)

	$114	$(572)	$205	$4,421	$549	$4,717

	$100	$414	$(7,857)	$4,421	$(2,865)	$(5,787)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$40,323	$0	$40,323
Industrials	0	14,882	0	14,882
Utilities	0	17,834	0	17,834
U.S. Government Agencies	0	334,551	0	334,551
U.S. Treasury Obligations	0	153,324	0	153,324
Non-Agency Mortgage-Backed Securities	0	5,386	0	5,386
Asset-Backed Securities	0	30,089	0	30,089
Sovereign Issues	0	96,810	0	96,810
Common Stocks
Financials	9,671	0	0	9,671
Information Technology	3,162	0	0	3,162
Exchange-Traded Funds	15,385	0	0	15,385
Real Estate Investment Trusts
Real Estate	9,370	0	0	9,370
Short-Term Instruments
Certificates of Deposit	0	1,899	0	1,899
Commercial Paper	0	4,183	0	4,183
Repurchase Agreements	0	42,413	0	42,413
Short-Term Notes	0	101	0	101
Argentina Treasury Bills	0	5,545	0	5,545
Greece Treasury Bills	0	6,358	0	6,358
Japan Treasury Bills	0	12,466	0	12,466
Nigeria Treasury Bills	0	2,167	0	2,167
U.S. Treasury Bills	0	320	0	320

	$37,588	$768,651	$0	$806,239

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Mutual Funds	$107,946	$0	$0	$107,946
Short-Term Instruments
Central Funds Used for Cash Management Purposes	88,679	0	0	88,679

	$196,625	$0	$0	$196,625

Total Investments	$234,213	$768,651	$0	$1,002,864

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(52,160)	$0	$(52,160)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,501	1,355	0	2,856
Over the counter	0	7,648	298	7,946

	$1,501	$9,003	$298	$10,802

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(966)	(1,805)	0	(2,771)
Over the counter	0	(6,691)	(22)	(6,713)

	$(966)	$(8,496)	$(22)	$(9,484)

Total Financial Derivative Instruments	$535	$507	$276	$1,318

Totals	$234,748	$716,998	$276	$952,022

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net

SEMIANNUAL REPORT	JUNE 30, 2018	29

Notes to Financial Statements (Cont.)

unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the

Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

SEMIANNUAL REPORT	JUNE 30, 2018	31

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted

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Notes to Financial Statements (Cont.)

markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO EqS® Long/Short Fund	$15,782	$0	$(1,897)	$(13)	$133	$14,005	$0	$0
PIMCO Income Fund	62,375	1,694	0	0	(2,133)	61,936	1,693	0
PIMCO Mortgage Opportunities and Bond Fund	22,304	360	0	0	(182)	22,482	360	0
PIMCO Preferred and Capital Securities Fund	9,682	288	0	0	(447)	9,523	288	0
PIMCO RAE PLUS Fund	22,871	0	(24,185)	6,873	(5,559)	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	2,184	198,985	(112,500)	1	9	88,679	286	0
Totals	$135,198	$201,327	$(138,582)	$6,861	$(8,179)	$196,625	$2,627	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not

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receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero

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Notes to Financial Statements (Cont.)

coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The

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Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect

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Notes to Financial Statements (Cont.)

correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the

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Notes to Financial Statements (Cont.)

projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances

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where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GMAMA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAMA Subsidiary’s investments. The GMAMA Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the GMAMA Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo

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Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

PIMCO has contractually agreed, through May 1, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless

PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amount was $382,427.

PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2018, the amount was $144,756. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,612,248	$2,646,096	$103,073	$158,420

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2018	47

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	60	778	766	9,248
Advisor Class	442	5,614	460	5,626
Issued as reinvestment of distributions
Institutional Class	2	20	3	41
Administrative Class	145	1,848	347	4,291
Advisor Class	401	5,133	956	11,870
Cost of shares redeemed
Institutional Class	0	(3)	(1)	(6)
Administrative Class	(1,337)	(17,081)	(2,941)	(36,140)
Advisor Class	(4,050)	(51,829)	(8,017)	(98,680)
Net increase (decrease) resulting from Portfolio share transactions	(4,337)	$(55,520)	(8,427)	$(103,750)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 88% of the Portfolio. One of the shareholders is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$675,000
Subsidiary % of Portfolio Net Assets	6.4%
Subsidiary Financial Statement Information
Total assets	$44,601
Total liabilities	$1,262
Net assets	$43,339
Total income	$359
Net investment income (loss)	$211
Net realized gain (loss)	$1,096
Net change in unrealized appreciation (depreciation)	$516
Increase (decrease) in net assets resulting from operations	$1,823

†	A zero balance may reflect actual amounts rounding to less than one thousand.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2018	49

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Multi-Asset Managed Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$962,165	$24,294	$(40,879)	$(16,585)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CKL	Citibank N.A. London	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York
DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	South Korean Won	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	THB	Thai Baht
COP	Colombian Peso	MYR	Malaysian Ringgit	TRY	Turkish New Lira
CZK	Czech Koruna	NGN	Nigerian Naira	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	OTC	Over the Counter
EUREX	Eurex Exchange

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	DWRTFT	Dow Jones Wilshire REIT Total Return Index	PLATGOLD	Platinum-Gold Spread
BRENT	Brent Crude	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index
CDX.HY	Credit Derivatives Index - High Yield	EURMARGIN	European Refined Margin	SPGCINP	S&P GSCI Industrial Metals ER
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	UKRPI	United Kingdom Retail Prices Index
CMBX	Commercial Mortgage-Backed Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.	US0001M	1 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDUEEGF	iShares MSCI Emerging Markets ETF	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TELBOR	Tel Aviv Inter-Bank Offered Rate
CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate
D&I	Down and In Barrier Option	OIS	Overnight Index Swap	YOY	Year-Over-Year
DAC	Designated Activity Company	oz.	Ounce

SEMIANNUAL REPORT	JUNE 30, 2018	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

Corporate Bonds & Notes	89.5%
Short-Term Instruments‡	10.0%
Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	(0.90)%	1.20%	5.01%	6.73%	7.33%
PIMCO High Yield Portfolio Administrative Class	(0.97)%	1.05%	4.86%	6.57%	5.73%
PIMCO High Yield Portfolio Advisor Class	(1.02)%	0.95%	4.75%	6.46%	5.88%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index± ª	(0.47)%	1.85%	5.33%	7.35%	6.19%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.61% for Institutional Class shares, 0.76% for Administrative Class shares, and 0.86% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the portfolio’s healthcare holdings outperformed the broader sector.

»	Security selection in the retail sector benefited performance, as the portfolio’s retail holdings outperformed the broader sector.

»	Overweight exposure to healthcare added to performance, as the sector outperformed the broader market.

»	Security selection in the telecom sector detracted from performance, as the portfolio’s telecom holdings underperformed the broader sector.

»	Security selection in the consumer non-cyclical sector weighed on performance, as the portfolio’s consumer non-cyclical holdings underperformed the broader sector.

»	Security selection in the banking sector detracted from performance, as the portfolio’s banking holdings underperformed the broader sector.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$991.00	$3.06	$1,000.00	$1,021.72	$3.11	0.62%
Administrative Class	1,000.00	990.30	3.80	1,000.00	1,020.98	3.86	0.77
Advisor Class	1,000.00	989.80	4.29	1,000.00	1,020.48	4.36	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$7.87	$0.19	$(0.26)	$(0.07)	$(0.20)	$0.00	$0.00	$(0.20)
12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	0.00	(0.40)
12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	0.00	(0.40)
12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	0.00	(0.54)
12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	0.00	(0.44)
12/31/2013	8.06	0.43	0.03	0.46	(0.45)	0.00	0.00	(0.45)
Administrative Class
01/01/2018 - 06/30/2018+	7.87	0.19	(0.27)	(0.08)	(0.19)	0.00	0.00	(0.19)
12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	0.00	(0.38)
12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	0.00	(0.39)
12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	0.00	(0.53)
12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	0.00	(0.43)
12/31/2013	8.06	0.42	0.03	0.45	(0.44)	0.00	0.00	(0.44)
Advisor Class
01/01/2018 - 06/30/2018+	7.87	0.18	(0.26)	(0.08)	(0.19)	0.00	0.00	(0.19)
12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	0.00	(0.38)
12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	0.00	(0.39)
12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	0.00	(0.52)
12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	0.00	(0.42)
12/31/2013	8.06	0.41	0.03	0.44	(0.43)	0.00	0.00	(0.43)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.60	(0.90)%	$9,457	0.62	%*	0.62	%*	0.60	%*	0.60	%*	5.04	%*	12%
7.87	6.77	10,863	0.61	(c)	0.61	(c)	0.60		0.60		4.80		25
7.75	12.61	9,937	0.61	(c)	0.61	(c)	0.60		0.60		5.24		30
7.26	(1.50)	4,450	0.61	(c)	0.61	(c)	0.60		0.60		5.23		23
7.91	3.49	4,766	0.60	(c)	0.60	(c)	0.60		0.60		5.20		37
8.07	5.89	4,848	0.60		0.60		0.60		0.60		5.39		41

7.60	(0.97)	957,997	0.77	*	0.77	*	0.75	*	0.75	*	4.89	*	12
7.87	6.61	1,016,642	0.76	(c)	0.76	(c)	0.75		0.75		4.64		25
7.75	12.45	1,049,825	0.76	(c)	0.76	(c)	0.75		0.75		5.09		30
7.26	(1.64)	1,079,951	0.76	(c)	0.76	(c)	0.75		0.75		5.08		23
7.91	3.34	1,135,929	0.75	(c)	0.75	(c)	0.75		0.75		5.05		37
8.07	5.73	1,155,248	0.75		0.75		0.75		0.75		5.22		41

7.60	(1.02)	36,951	0.87	*	0.87	*	0.85	*	0.85	*	4.79	*	12
7.87	6.50	29,721	0.86	(c)	0.86	(c)	0.85		0.85		4.53		25
7.75	12.34	41,147	0.86	(c)	0.86	(c)	0.85		0.85		4.96		30
7.26	(1.74)	20,953	0.86	(c)	0.86	(c)	0.85		0.85		4.95		23
7.91	3.23	18,879	0.85	(c)	0.85	(c)	0.85		0.85		4.91		37
8.07	5.63	47,764	0.85		0.85		0.85		0.85		5.13		41

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$913,600
Investments in Affiliates	98,693
Financial Derivative Instruments
Exchange-traded or centrally cleared	12
Over the counter	1
Cash	1
Deposits with counterparty	3,035
Foreign currency, at value	77
Receivable for investments sold	55
Receivable for Portfolio shares sold	65
Interest and/or dividends receivable	14,511
Dividends receivable from Affiliates	198
Prepaid expenses	5
Total Assets	1,030,253

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,735
Financial Derivative Instruments
Exchange-traded or centrally cleared	89
Over the counter	297
Payable for investments purchased	5,914
Payable for investments in Affiliates purchased	198
Payable for unfunded loan commitments	4,466
Payable for Portfolio shares redeemed	481
Accrued investment advisory fees	215
Accrued supervisory and administrative fees	301
Accrued distribution fees	8
Accrued servicing fees	123
Other liabilities	21
Total Liabilities	25,848

Net Assets	$1,004,405

Net Assets Consist of:
Paid in capital	$1,025,835
Undistributed (overdistributed) net investment income	4,760
Accumulated undistributed net realized gain (loss)	(17,940)
Net unrealized appreciation (depreciation)	(8,250)

Net Assets	$1,004,405

Net Assets:
Institutional Class	$9,457
Administrative Class	957,997
Advisor Class	36,951

Shares Issued and Outstanding:
Institutional Class	1,244
Administrative Class	126,037
Advisor Class	4,861

Net Asset Value Per Share Outstanding:
Institutional Class	$7.60
Administrative Class	7.60
Advisor Class	7.60

Cost of investments in securities	$921,315
Cost of investments in Affiliates	$98,665
Cost of foreign currency held	$79
Cost or premiums of financial derivative instruments, net	$3,256

* Includes repurchase agreements of:	$1,891

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$27,752
Dividends from Investments in Affiliates	939
Total Income	28,691

Expenses:
Investment advisory fees	1,265
Supervisory and administrative fees	1,770
Servicing fees - Administrative Class	726
Distribution and/or servicing fees - Advisor Class	41
Trustee fees	15
Interest expense	127
Miscellaneous expense	12
Total Expenses	3,956

Net Investment Income (Loss)	24,735

Net Realized Gain (Loss):
Investments in securities	(288)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	843
Over the counter financial derivative instruments	(666)
Short sales	15
Foreign currency	35

Net Realized Gain (Loss)	(59)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(34,674)
Investments in Affiliates	27
Exchange-traded or centrally cleared financial derivative instruments	(803)
Over the counter financial derivative instruments	(109)
Foreign currency assets and liabilities	(2)

Net Change in Unrealized Appreciation (Depreciation)	(35,561)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,885)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$24,735	$51,469
Net realized gain (loss)	(59)	6,472
Net change in unrealized appreciation (depreciation)	(35,561)	13,750

Net Increase (Decrease) in Net Assets Resulting from Operations	(10,885)	71,691

Distributions to Shareholders:
From net investment income
Institutional Class	(272)	(525)
Administrative Class	(24,524)	(51,769)
Advisor Class	(816)	(1,937)

Total Distributions(a)	(25,612)	(54,231)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(16,324)	(61,143)

Total Increase (Decrease) in Net Assets	(52,821)	(43,683)

Net Assets:
Beginning of period	1,057,226	1,100,909
End of period*	$1,004,405	$1,057,226

* Including undistributed (overdistributed) net investment income of:	$4,760	$5,637

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎	$750	$750
Financial & Risk U.S. Holdings
TBD% due 05/31/2019 «∎	3,750	3,724

Total Loan Participations and Assignments (Cost $4,466)		4,474

CORPORATE BONDS & NOTES 90.2%

BANKING & FINANCE 8.4%
Ally Financial, Inc.
4.125% due 03/30/2020	1,000	1,004
4.625% due 03/30/2025	2,500	2,472
5.125% due 09/30/2024	2,000	2,040
7.500% due 09/15/2020	2,795	2,998
8.000% due 03/15/2020	1,607	1,721
8.000% due 11/01/2031	1,401	1,672
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	1,000	1,000
BNP Paribas S.A.
7.375% due 08/19/2025 •(e)(f)	2,500	2,559
CIT Group, Inc.
5.000% due 08/15/2022	4,500	4,562
6.125% due 03/09/2028	500	515
CoreCivic, Inc.
4.625% due 05/01/2023	1,000	975
Credit Agricole S.A.
7.875% due 01/23/2024 •(e)(f)	4,000	4,090
Credit Suisse Group AG
6.250% due 12/18/2024 •(e)(f)	2,000	1,960
Equinix, Inc.
5.375% due 05/15/2027	1,500	1,500
5.875% due 01/15/2026	1,500	1,523
ESH Hospitality, Inc.
5.250% due 05/01/2025	2,000	1,935
FBM Finance, Inc.
8.250% due 08/15/2021	2,250	2,354
Freedom Mortgage Corp.
8.250% due 04/15/2025	1,500	1,481
Greystar Real Estate Partners LLC
5.750% due 12/01/2025	1,000	973
Howard Hughes Corp.
5.375% due 03/15/2025	2,500	2,459
Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,250	1,136
5.710% due 01/15/2026	1,000	915
7.700% due 09/17/2025 •(e)(f)	1,000	937
Jefferies Finance LLC
6.875% due 04/15/2022	1,500	1,504
7.375% due 04/01/2020	2,000	2,019
Lincoln Finance Ltd.
7.375% due 04/15/2021	750	777
Lloyds Banking Group PLC
7.500% due 06/27/2024 •(e)(f)	5,000	5,090
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	1,000	934
5.625% due 05/01/2024	1,000	1,018
Navient Corp.
4.875% due 06/17/2019	1,000	1,006
5.000% due 10/26/2020	1,000	1,000
5.875% due 10/25/2024	2,250	2,185
6.125% due 03/25/2024	2,500	2,481
6.500% due 06/15/2022	1,000	1,025
6.625% due 07/26/2021	500	515
6.750% due 06/25/2025	1,000	993
7.250% due 01/25/2022	500	525
8.000% due 03/25/2020	1,000	1,057
Provident Funding Associates LP
6.375% due 06/15/2025	750	732

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quicken Loans, Inc.
5.250% due 01/15/2028	$1,500	$1,389
5.750% due 05/01/2025	1,500	1,476
RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,496
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024	2,000	2,019
7.500% due 08/10/2020 •(e)(f)	2,000	2,044
8.625% due 08/15/2021 •(e)(f)	1,000	1,065
SBA Communications Corp.
4.875% due 09/01/2024	1,000	959
Societe Generale S.A.
7.875% due 12/18/2023 •(e)(f)	2,000	2,050
Springleaf Finance Corp.
5.625% due 03/15/2023	1,250	1,246
6.875% due 03/15/2025	1,250	1,244
7.125% due 03/15/2026	1,000	998
Tempo Acquisition LLC
6.750% due 06/01/2025	1,500	1,444
Vantiv LLC
4.375% due 11/15/2025	1,000	958

		84,030

INDUSTRIALS 73.1%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,000	1,013
6.500% due 03/01/2024	500	515
Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,500	2,262
ADT Corp.
3.500% due 07/15/2022	1,000	941
4.125% due 06/15/2023	1,000	940
4.875% due 07/15/2032	1,000	788
6.250% due 10/15/2021	2,000	2,080
Advanced Disposal Services, Inc.
5.625% due 11/15/2024	1,500	1,496
AECOM
5.125% due 03/15/2027	1,000	945
5.875% due 10/15/2024	1,250	1,295
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	2,500	2,337
Alcoa Nederland Holding BV
6.125% due 05/15/2028	500	504
6.750% due 09/30/2024	500	530
7.000% due 09/30/2026	250	266
Allison Transmission, Inc.
5.000% due 10/01/2024	2,000	1,972
Altice Financing S.A.
6.625% due 02/15/2023	3,000	2,964
7.500% due 05/15/2026	1,000	970
Altice Finco S.A.
7.625% due 02/15/2025	1,000	896
Altice France S.A.
6.000% due 05/15/2022	3,000	3,022
6.250% due 05/15/2024	4,000	3,900
7.375% due 05/01/2026	2,000	1,963
Altice Luxembourg S.A.
7.625% due 02/15/2025 (h)	2,500	2,309
7.750% due 05/15/2022	2,500	2,428
Altice U.S. Finance Corp.
5.500% due 05/15/2026	1,500	1,451
AMC Networks, Inc.
4.750% due 12/15/2022	1,000	1,004
4.750% due 08/01/2025	500	482
5.000% due 04/01/2024	2,000	1,975
American Builders & Contractors Supply Co., Inc.
5.750% due 12/15/2023	1,000	1,028
5.875% due 05/15/2026	1,750	1,730
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,007
5.375% due 09/15/2024	1,000	998
Antero Resources Corp.
5.000% due 03/01/2025	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 12/01/2022	$1,000	$1,008
5.375% due 11/01/2021	1,250	1,270
Apergy Corp.
6.375% due 05/01/2026	625	636
Aramark Services, Inc.
5.000% due 02/01/2028	1,500	1,436
5.125% due 01/15/2024	1,500	1,504
Arconic, Inc.
5.125% due 10/01/2024	2,000	1,993
5.950% due 02/01/2037	1,250	1,212
Ardagh Packaging Finance PLC
4.250% due 09/15/2022	250	246
6.000% due 02/15/2025	1,500	1,464
7.250% due 05/15/2024	2,000	2,087
Ashland LLC
4.750% due 08/15/2022	2,000	2,017
6.875% due 05/15/2043	1,500	1,530
Ashtead Capital, Inc.
4.125% due 08/15/2025	1,000	938
4.375% due 08/15/2027	750	699
Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	996
B&G Foods, Inc.
4.625% due 06/01/2021	1,000	988
5.250% due 04/01/2025	1,500	1,417
Ball Corp.
5.250% due 07/01/2025	1,750	1,792
BBA U.S. Holdings, Inc.
5.375% due 05/01/2026	875	880
BC Unlimited Liability Co.
4.250% due 05/15/2024	1,500	1,429
5.000% due 10/15/2025	3,000	2,854
BCD Acquisition, Inc.
9.625% due 09/15/2023	1,500	1,605
Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	5,000	4,650
6.375% due 10/01/2023	1,000	1,037
Berry Global, Inc.
4.500% due 02/15/2026	1,000	935
5.125% due 07/15/2023	1,000	995
6.000% due 10/15/2022	1,000	1,033
Boise Cascade Co.
5.625% due 09/01/2024	1,000	1,008
Bombardier, Inc.
7.500% due 12/01/2024	500	528
7.500% due 03/15/2025	2,000	2,092
7.750% due 03/15/2020	500	529
8.750% due 12/01/2021	1,500	1,657
Boyd Gaming Corp.
6.000% due 08/15/2026	750	743
6.375% due 04/01/2026	1,500	1,522
6.875% due 05/15/2023	1,000	1,051
Brink’s Co.
4.625% due 10/15/2027	1,000	928
Builders FirstSource, Inc.
5.625% due 09/01/2024	2,000	1,957
BWAY Holding Co.
5.500% due 04/15/2024	2,500	2,444
Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	1,990
Caesars Resort Collection LLC
5.250% due 10/15/2025	4,000	3,795
Callon Petroleum Co.
6.375% due 07/01/2026	2,000	2,012
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023 (h)	1,000	1,018
Cascades, Inc.
5.500% due 07/15/2022	750	747
Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	1,750	1,685
CBS Radio, Inc.
7.250% due 11/01/2024 (h)	1,500	1,436
CCO Holdings LLC
5.000% due 02/01/2028	1,000	920

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 02/15/2023	$3,000	$2,977
5.125% due 05/01/2023	2,000	1,979
5.125% due 05/01/2027	1,000	936
5.250% due 09/30/2022	2,000	2,014
5.375% due 05/01/2025	1,000	970
5.750% due 09/01/2023	2,750	2,777
5.750% due 02/15/2026	3,000	2,955
5.875% due 04/01/2024	1,000	1,008
5.875% due 05/01/2027	1,000	979
Centene Corp.
4.750% due 01/15/2025	1,000	998
5.625% due 02/15/2021	1,000	1,024
6.125% due 02/15/2024	1,000	1,056
Centene Escrow Corp.
5.375% due 06/01/2026	500	508
Centennial Resource Production LLC
5.375% due 01/15/2026	2,000	1,950
Cequel Communications Holdings LLC
5.125% due 12/15/2021	2,000	1,997
CF Industries, Inc.
5.150% due 03/15/2034	2,000	1,862
Change Healthcare Holdings LLC
5.750% due 03/01/2025	3,000	2,850
Chemours Co.
6.625% due 05/15/2023	1,500	1,575
7.000% due 05/15/2025	1,500	1,616
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	2,500	2,487
5.875% due 03/31/2025	2,000	2,087
7.000% due 06/30/2024	1,500	1,641
Cheniere Energy Partners LP
5.250% due 10/01/2025	2,500	2,445
Chesapeake Energy Corp.
8.000% due 12/15/2022	1,250	1,317
Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	1,860
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	2,000	2,045
7.625% due 03/15/2020	2,500	2,494
Clearwater Paper Corp.
4.500% due 02/01/2023	1,500	1,410
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	750	726
5.750% due 03/01/2025	500	476
CNX Midstream Partners LP
6.500% due 03/15/2026	1,000	975
CNX Resources Corp.
5.875% due 04/15/2022	1,000	1,008
CommScope Technologies LLC
5.000% due 03/15/2027	1,000	944
6.000% due 06/15/2025	1,250	1,283
CommScope, Inc.
5.000% due 06/15/2021	1,000	1,004
5.500% due 06/15/2024	1,250	1,261
Community Health Systems, Inc.
5.125% due 08/01/2021	1,000	930
6.250% due 03/31/2023	2,500	2,300
8.625% due 01/15/2024 (a)	1,000	1,005
Constellium NV
5.750% due 05/15/2024	1,000	970
5.875% due 02/15/2026	1,000	968
Continental Resources, Inc.
5.000% due 09/15/2022	1,500	1,524
Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,500	1,485
Core & Main LP
6.125% due 08/15/2025	3,000	2,857
Coty, Inc.
6.500% due 04/15/2026	1,500	1,443
Covey Park Energy LLC
7.500% due 05/15/2025	2,375	2,434
CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	2,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Americas LLC
4.250% due 09/30/2026	$1,000	$918
4.500% due 01/15/2023	2,000	1,965
4.750% due 02/01/2026	1,000	953
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,895
5.375% due 02/01/2028	500	464
5.500% due 04/15/2027	1,000	958
6.625% due 10/15/2025	1,000	1,026
10.125% due 01/15/2023	1,000	1,105
DAE Funding LLC
4.500% due 08/01/2022	1,000	973
5.000% due 08/01/2024	2,000	1,926
Darling Ingredients, Inc.
5.375% due 01/15/2022	2,000	2,027
DaVita, Inc.
5.000% due 05/01/2025	2,000	1,887
5.125% due 07/15/2024	2,000	1,944
Dell International LLC
5.875% due 06/15/2021	500	508
7.125% due 06/15/2024	1,000	1,060
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	750	544
5.700% due 10/15/2039	1,000	805
7.875% due 08/15/2025	1,250	1,300
Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,567
Diamondback Energy, Inc.
4.750% due 11/01/2024	1,000	979
5.375% due 05/31/2025	1,000	1,003
Digicel Group Ltd.
7.125% due 04/01/2022	1,000	663
Digicel Ltd.
6.000% due 04/15/2021	1,000	906
DISH DBS Corp.
5.000% due 03/15/2023	2,500	2,178
5.125% due 05/01/2020	1,000	994
5.875% due 07/15/2022	3,000	2,831
5.875% due 11/15/2024	2,500	2,125
6.750% due 06/01/2021	1,000	1,004
7.750% due 07/01/2026	1,000	880
DJO Finance LLC
8.125% due 06/15/2021	2,500	2,543
10.750% due 04/15/2020	500	491
DKT Finance ApS
9.375% due 06/17/2023 (a)	1,000	1,015
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,000	1,015
Eldorado Resorts, Inc.
7.000% due 08/01/2023	1,000	1,054
EMC Corp.
3.375% due 06/01/2023	1,000	936
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	1,000	1,085
Endo Dac
6.000% due 07/15/2023	1,000	828
6.000% due 02/01/2025	1,250	981
Endo Finance LLC
5.375% due 01/15/2023	1,000	805
5.750% due 01/15/2022	1,000	900
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (a)	750	764
Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,462
Energy Transfer Equity LP
5.875% due 01/15/2024	1,000	1,028
7.500% due 10/15/2020	2,000	2,137
EnPro Industries, Inc.
5.875% due 09/15/2022	1,500	1,537
Ensco PLC
4.500% due 10/01/2024	1,500	1,241
5.200% due 03/15/2025	1,000	834
5.750% due 10/01/2044	2,000	1,420
7.750% due 02/01/2026	1,000	948

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Entegris, Inc.
4.625% due 02/10/2026	$2,000	$1,915
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	2,027
EW Scripps Co.
5.125% due 05/15/2025	1,000	940
Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	500	479
7.375% due 05/15/2024	500	526
First Data Corp.
5.000% due 01/15/2024	3,000	2,989
5.750% due 01/15/2024	3,000	3,009
7.000% due 12/01/2023	3,000	3,132
First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,000	980
5.000% due 07/01/2025	750	688
First Quantum Minerals Ltd.
6.500% due 03/01/2024	1,000	968
7.000% due 02/15/2021	1,000	1,012
7.250% due 05/15/2022	1,000	1,015
7.250% due 04/01/2023	1,000	1,003
7.500% due 04/01/2025	750	743
Flex Acquisition Co., Inc.
6.875% due 01/15/2025	2,000	1,935
FMG Resources Pty. Ltd.
4.750% due 05/15/2022	250	242
5.125% due 05/15/2024	250	239
Freeport-McMoRan, Inc.
3.100% due 03/15/2020	1,000	984
3.550% due 03/01/2022	2,000	1,905
3.875% due 03/15/2023	2,000	1,895
4.000% due 11/14/2021	1,500	1,470
5.400% due 11/14/2034	2,500	2,281
Gates Global LLC
6.000% due 07/15/2022	1,000	1,015
GCP Applied Technologies, Inc.
5.500% due 04/15/2026	2,000	1,967
GLP Capital LP
5.250% due 06/01/2025	250	251
5.375% due 11/01/2023	1,500	1,537
5.375% due 04/15/2026	750	744
5.750% due 06/01/2028	375	380
Graphic Packaging International LLC
4.125% due 08/15/2024	500	483
4.875% due 11/15/2022	500	503
Gray Television, Inc.
5.125% due 10/15/2024	1,000	958
Griffon Corp.
5.250% due 03/01/2022	2,250	2,197
Grinding Media, Inc.
7.375% due 12/15/2023	1,000	1,045
Gulfport Energy Corp.
6.000% due 10/15/2024	1,500	1,451
6.375% due 05/15/2025	1,500	1,464
6.625% due 05/01/2023	1,000	1,013
Hanesbrands, Inc.
4.625% due 05/15/2024	2,000	1,960
4.875% due 05/15/2026	1,500	1,455
HCA Healthcare, Inc.
6.250% due 02/15/2021	3,000	3,120
HCA, Inc.
4.750% due 05/01/2023	2,000	2,000
5.000% due 03/15/2024	2,500	2,506
5.250% due 04/15/2025	2,000	2,005
5.250% due 06/15/2026	1,500	1,494
5.375% due 02/01/2025	2,000	1,974
5.500% due 06/15/2047	1,500	1,380
5.875% due 05/01/2023	1,750	1,820
7.500% due 02/15/2022	2,000	2,180
HD Supply, Inc.
5.750% due 04/15/2024 ×	1,500	1,573
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,219
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	1,000	954

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 05/01/2026	$1,375	$1,358
Hilton Worldwide Finance LLC
4.625% due 04/01/2025	1,000	978
4.875% due 04/01/2027	750	726
HudBay Minerals, Inc.
7.250% due 01/15/2023	500	518
7.625% due 01/15/2025	500	526
Hughes Satellite Systems Corp.
5.250% due 08/01/2026	500	471
7.625% due 06/15/2021	1,000	1,067
Huntsman International LLC
4.875% due 11/15/2020	500	509
5.125% due 11/15/2022	1,000	1,032
IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (b)	2,000	1,922
IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	2,000	1,887
Indigo Natural Resources LLC
6.875% due 02/15/2026	1,000	973
INEOS Group Holdings S.A.
5.625% due 08/01/2024 (h)	1,500	1,481
Informatica LLC
7.125% due 07/15/2023	1,000	1,015
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	900
7.250% due 10/15/2020	1,000	1,000
7.500% due 04/01/2021	500	499
8.000% due 02/15/2024	2,000	2,105
International Game Technology PLC
6.250% due 02/15/2022	2,000	2,060
6.500% due 02/15/2025	1,500	1,556
IQVIA, Inc.
4.875% due 05/15/2023	2,000	2,030
5.000% due 10/15/2026	2,000	1,955
Jagged Peak Energy LLC
5.875% due 05/01/2026	1,250	1,228
Jaguar Holding Co.
6.375% due 08/01/2023	4,000	3,991
James Hardie International Finance DAC
4.750% due 01/15/2025	500	490
5.000% due 01/15/2028	500	475
Jeld-Wen, Inc.
4.625% due 12/15/2025	2,250	2,149
4.875% due 12/15/2027	1,500	1,399
KAR Auction Services, Inc.
5.125% due 06/01/2025	1,000	958
KFC Holding Co.
4.750% due 06/01/2027	750	711
5.000% due 06/01/2024	1,000	990
5.250% due 06/01/2026	2,000	1,975
Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,500	1,524
12.500% due 11/01/2021	1,250	1,387
KLX, Inc.
5.875% due 12/01/2022	2,500	2,606
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,020
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	978
4.875% due 11/01/2026	1,000	975
Lennar Corp.
4.750% due 11/29/2027	1,250	1,175
5.000% due 06/15/2027	1,500	1,444
5.250% due 06/01/2026	1,250	1,231
5.375% due 10/01/2022	1,000	1,025
5.875% due 11/15/2024	750	778
Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,230
5.250% due 03/15/2026	1,000	954
5.375% due 01/15/2024	1,000	983
5.375% due 05/01/2025	1,000	965
LHMC Finco SARL
7.875% due 12/20/2023 (a)	1,000	978

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LifePoint Health, Inc.
5.375% due 05/01/2024	$1,000	$966
5.500% due 12/01/2021	1,000	1,003
5.875% due 12/01/2023	1,000	999
LIN Television Corp.
5.875% due 11/15/2022	750	769
Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	970
LKQ Corp.
4.750% due 05/15/2023	1,000	1,000
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (h)	1,000	843
5.500% due 04/15/2025	1,000	805
5.625% due 10/15/2023 (h)	1,000	839
5.750% due 08/01/2022	1,750	1,584
Masonite International Corp.
5.625% due 03/15/2023	2,000	2,054
Matador Resources Co.
6.875% due 04/15/2023	500	525
MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	875
MDC Partners, Inc.
6.500% due 05/01/2024	1,000	873
Meredith Corp.
6.875% due 02/01/2026	750	742
MGM Resorts International
4.625% due 09/01/2026	1,000	930
5.750% due 06/15/2025	1,000	1,004
6.000% due 03/15/2023	2,000	2,065
6.625% due 12/15/2021	4,000	4,220
6.750% due 10/01/2020	1,000	1,050
7.750% due 03/15/2022	2,000	2,185
8.625% due 02/01/2019	1,000	1,030
MSCI, Inc.
5.250% due 11/15/2024	1,000	1,015
5.375% due 05/15/2027	500	501
5.750% due 08/15/2025	1,000	1,035
Mueller Water Products, Inc.
5.500% due 06/15/2026	1,000	1,010
Murphy Oil Corp.
5.750% due 08/15/2025	500	500
6.875% due 08/15/2024	1,000	1,052
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,000	1,028
Nabors Industries, Inc.
5.750% due 02/01/2025	2,000	1,895
NCR Corp.
4.625% due 02/15/2021	1,500	1,492
5.000% due 07/15/2022	2,000	1,990
6.375% due 12/15/2023	500	519
Netflix, Inc.
4.375% due 11/15/2026 (h)	2,500	2,349
4.875% due 04/15/2028	1,500	1,432
5.875% due 02/15/2025	500	514
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	3,082
5.625% due 07/01/2024	1,500	1,588
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024	750	725
NextEra Energy Operating Partners LP
4.250% due 09/15/2024	500	483
4.500% due 09/15/2027	750	704
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	1,000	955
Nielsen Finance LLC
5.000% due 04/15/2022	1,750	1,724
Novelis Corp.
5.875% due 09/30/2026	2,500	2,400
6.250% due 08/15/2024	1,000	1,003
Nufarm Australia Ltd.
5.750% due 04/30/2026	1,250	1,214
NXP BV
4.125% due 06/15/2020	1,000	1,013
4.625% due 06/01/2023	1,000	1,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Olin Corp.
5.000% due 02/01/2030	$750	$712
Open Text Corp.
5.875% due 06/01/2026	1,500	1,534
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	7,750	7,614
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	2,000	1,905
5.250% due 08/15/2022	2,000	1,988
5.500% due 02/15/2024	1,250	1,237
Park-Ohio Industries, Inc.
6.625% due 04/15/2027	1,000	1,018
Party City Holdings, Inc.
6.125% due 08/15/2023	1,000	1,010
PDC Energy, Inc.
5.750% due 05/15/2026	500	501
6.125% due 09/15/2024	1,000	1,025
Penn National Gaming, Inc.
5.625% due 01/15/2027	500	473
Performance Food Group, Inc.
5.500% due 06/01/2024	500	495
PetSmart, Inc.
5.875% due 06/01/2025	750	579
7.125% due 03/15/2023	1,500	1,014
Pilgrim’s Pride Corp.
5.750% due 03/15/2025	2,000	1,925
5.875% due 09/30/2027	1,000	930
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024	750	782
Pinnacle Foods Finance LLC
5.875% due 01/15/2024	1,000	1,059
Pisces Midco, Inc.
8.000% due 04/15/2026	2,500	2,417
Platform Specialty Products Corp.
5.875% due 12/01/2025	1,000	979
6.500% due 02/01/2022	2,000	2,040
Post Holdings, Inc.
5.000% due 08/15/2026	3,000	2,805
5.500% due 03/01/2025	1,000	979
5.625% due 01/15/2028	1,250	1,177
5.750% due 03/01/2027	2,000	1,935
8.000% due 07/15/2025	750	835
PQ Corp.
6.750% due 11/15/2022	750	790
Precision Drilling Corp.
7.750% due 12/15/2023	1,750	1,851
Prestige Brands, Inc.
5.375% due 12/15/2021	2,750	2,760
6.375% due 03/01/2024	1,500	1,492
Prime Security Services Borrower LLC
9.250% due 05/15/2023	3,000	3,210
Qorvo, Inc.
7.000% due 12/01/2025	500	540
Qualitytech LP
4.750% due 11/15/2025	1,500	1,411
Rackspace Hosting, Inc.
8.625% due 11/15/2024	1,250	1,259
Range Resources Corp.
4.875% due 05/15/2025	1,000	943
5.000% due 08/15/2022	750	746
5.000% due 03/15/2023	2,000	1,953
RBS Global, Inc.
4.875% due 12/15/2025	2,500	2,362
RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	2,000	2,114
Revlon Consumer Products Corp.
6.250% due 08/01/2024	750	424
Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	2,000	1,977
5.750% due 10/15/2020	1,454	1,461
6.875% due 02/15/2021	347	351
7.000% due 07/15/2024	1,000	1,023
Rite Aid Corp.
6.125% due 04/01/2023	2,000	2,030

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		$1,000	$993
Rockies Express Pipeline LLC
5.625% due 04/15/2020		1,250	1,286
6.000% due 01/15/2019		1,500	1,524
Rowan Cos., Inc.
4.750% due 01/15/2024		1,000	868
4.875% due 06/01/2022		2,000	1,900
5.850% due 01/15/2044		1,000	745
7.375% due 06/15/2025		1,000	973
RSP Permian, Inc.
5.250% due 01/15/2025		1,000	1,074
6.625% due 10/01/2022		1,000	1,053
Sabre GLBL, Inc.
5.250% due 11/15/2023		500	506
5.375% due 04/15/2023		1,500	1,522
Sally Holdings LLC
5.625% due 12/01/2025 (h)		1,000	928
Schaeffler Finance BV
4.750% due 05/15/2023		1,250	1,244
Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,432
6.250% due 09/01/2020		1,250	1,256
10.000% due 12/01/2022		1,500	1,603
Scotts Miracle-Gro Co.
6.000% due 10/15/2023		1,375	1,428
Sealed Air Corp.
4.875% due 12/01/2022		500	507
5.125% due 12/01/2024		1,000	1,013
5.250% due 04/01/2023		1,500	1,537
5.500% due 09/15/2025		1,000	1,030
Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,513
5.000% due 10/01/2025		1,000	1,013
5.625% due 11/01/2024		1,250	1,302
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,567
ServiceMaster Co. LLC
5.125% due 11/15/2024		1,750	1,702
Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,097
7.875% due 05/15/2026		$1,250	1,178
Silversea Cruise Finance Ltd.
7.250% due 02/01/2025		250	271
Simmons Foods, Inc.
5.750% due 11/01/2024		1,000	873
Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	925
5.625% due 08/01/2024		2,000	1,990
Sirius XM Radio, Inc.
5.000% due 08/01/2027		1,500	1,406
5.375% due 04/15/2025		3,000	2,966
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	594
Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		1,000	1,005
Southwestern Energy Co.
4.100% due 03/15/2022		3,000	2,880
6.700% due 01/23/2025		1,000	983
7.500% due 04/01/2026		1,000	1,040
Spectrum Brands, Inc.
5.750% due 07/15/2025		1,500	1,489
6.125% due 12/15/2024		1,000	1,015
6.625% due 11/15/2022		1,000	1,035
SPX FLOW, Inc.
5.625% due 08/15/2024		2,000	1,995
5.875% due 08/15/2026		2,000	1,990
Standard Industries, Inc.
4.750% due 01/15/2028		1,000	923
5.000% due 02/15/2027		1,000	935
5.375% due 11/15/2024		4,000	3,970
6.000% due 10/15/2025		2,000	2,015
Stars Group Holdings BV
7.000% due 07/15/2026 (a)		875	886

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Station Casinos LLC
5.000% due 10/01/2025	$1,000	$943
Steel Dynamics, Inc.
5.000% due 12/15/2026	1,000	1,003
5.125% due 10/01/2021	1,000	1,011
5.500% due 10/01/2024	500	511
Suburban Propane Partners LP
5.750% due 03/01/2025	1,000	964
Sunoco LP
4.875% due 01/15/2023	750	722
5.500% due 02/15/2026	500	475
5.875% due 03/15/2028	500	473
T-Mobile USA, Inc.
4.500% due 02/01/2026	1,000	935
4.750% due 02/01/2028	1,000	926
5.125% due 04/15/2025	1,000	1,008
6.375% due 03/01/2025	2,000	2,080
6.500% due 01/15/2026	2,000	2,064
Team Health Holdings, Inc.
6.375% due 02/01/2025	2,750	2,379
Teck Resources Ltd.
3.750% due 02/01/2023	1,000	953
4.500% due 01/15/2021	2,750	2,764
4.750% due 01/15/2022	1,000	1,007
6.125% due 10/01/2035	2,000	2,020
6.250% due 07/15/2041	1,000	1,000
8.500% due 06/01/2024	500	549
TEGNA, Inc.
4.875% due 09/15/2021	500	502
5.500% due 09/15/2024	1,000	1,004
Teine Energy Ltd.
6.875% due 09/30/2022	1,000	1,015
Teleflex, Inc.
4.875% due 06/01/2026	750	739
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,400	1,281
Tempur Sealy International, Inc.
5.500% due 06/15/2026	2,250	2,182
5.625% due 10/15/2023	750	755
Tenet Healthcare Corp.
4.500% due 04/01/2021	1,000	995
4.625% due 07/15/2024	1,000	951
5.125% due 05/01/2025	2,000	1,909
6.000% due 10/01/2020	1,000	1,031
6.750% due 06/15/2023 (h)	1,500	1,498
7.500% due 01/01/2022	450	470
8.125% due 04/01/2022	1,000	1,047
Tennant Co.
5.625% due 05/01/2025	1,000	998
Terex Corp.
5.625% due 02/01/2025	1,000	996
TopBuild Corp.
5.625% due 05/01/2026	1,500	1,444
TransDigm, Inc.
6.000% due 07/15/2022	1,000	1,008
6.375% due 06/15/2026	2,000	1,990
6.500% due 07/15/2024	1,500	1,530
Transocean Guardian Ltd.
5.875% due 01/15/2024 (a)	1,250	1,244
Transocean, Inc.
6.800% due 03/15/2038 (h)	1,500	1,226
7.500% due 01/15/2026	1,250	1,273
7.500% due 04/15/2031	2,500	2,331
9.000% due 07/15/2023	3,500	3,780
TreeHouse Foods, Inc.
4.875% due 03/15/2022	1,000	1,006
6.000% due 02/15/2024	1,000	1,027
Tribune Media Co.
5.875% due 07/15/2022	1,500	1,521
Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	2,000	1,987
Triumph Group, Inc.
4.875% due 04/01/2021	1,500	1,451
7.750% due 08/15/2025	625	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Concrete, Inc.
6.375% due 06/01/2024		$2,000	$2,010
U.S. Foods, Inc.
5.875% due 06/15/2024		1,250	1,278
United Rentals North America, Inc.
4.625% due 07/15/2023		1,000	1,001
4.625% due 10/15/2025		1,000	955
4.875% due 01/15/2028		1,000	931
5.500% due 07/15/2025		1,500	1,517
5.500% due 05/15/2027		1,500	1,459
5.875% due 09/15/2026		500	506
Unitymedia GmbH
6.125% due 01/15/2025		1,000	1,035
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		3,000	3,052
Univar USA, Inc.
6.750% due 07/15/2023		1,000	1,034
Univision Communications, Inc.
5.125% due 05/15/2023		1,500	1,444
5.125% due 02/15/2025		4,000	3,705
6.750% due 09/15/2022		438	449
UPC Holding BV
5.500% due 01/15/2028		2,000	1,805
UPCB Finance Ltd.
5.375% due 01/15/2025		1,000	955
USA Compression Partners LP
6.875% due 04/01/2026		1,250	1,298
USG Corp.
4.875% due 06/01/2027		1,500	1,537
5.500% due 03/01/2025		1,250	1,295
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	1,500	1,660
5.500% due 03/01/2023		$2,500	2,337
5.500% due 11/01/2025		2,500	2,473
5.625% due 12/01/2021		500	494
5.875% due 05/15/2023		3,000	2,829
6.500% due 03/15/2022		500	519
6.750% due 08/15/2021		500	506
7.000% due 03/15/2024		1,125	1,181
7.250% due 07/15/2022		1,000	1,024
7.500% due 07/15/2021		500	509
8.500% due 01/31/2027		1,500	1,526
9.000% due 12/15/2025		1,000	1,041
9.250% due 04/01/2026		1,500	1,562
Valvoline, Inc.
5.500% due 07/15/2024		500	506
VeriSign, Inc.
4.625% due 05/01/2023		1,000	1,011
5.250% due 04/01/2025		1,000	1,017
Versum Materials, Inc.
5.500% due 09/30/2024		1,000	1,016
ViaSat, Inc.
5.625% due 09/15/2025		1,500	1,417
Videotron Ltd.
5.125% due 04/15/2027		750	730
5.375% due 06/15/2024		1,000	1,028
Viking Cruises Ltd.
5.875% due 09/15/2027		1,250	1,184
Virgin Media Finance PLC
5.750% due 01/15/2025		1,000	941
6.000% due 10/15/2024		1,500	1,433
6.375% due 04/15/2023		2,000	2,010
Virgin Media Secured Finance PLC
5.250% due 01/15/2026		1,000	929
VOC Escrow Ltd.
5.000% due 02/15/2028		1,000	950
Wabash National Corp.
5.500% due 10/01/2025		2,000	1,925
Welbilt, Inc.
9.500% due 02/15/2024		1,000	1,106
WellCare Health Plans, Inc.
5.250% due 04/01/2025		1,250	1,247
WESCO Distribution, Inc.
5.375% due 06/15/2024		1,000	986

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
West Street Merger Sub, Inc.
6.375% due 09/01/2025	$3,000	$2,880
Whiting Petroleum Corp.
5.750% due 03/15/2021	1,000	1,024
6.625% due 01/15/2026	500	516
WildHorse Resource Development Corp.
6.875% due 02/01/2025	1,000	1,025
Williams Cos., Inc.
4.550% due 06/24/2024	2,000	2,010
Wind Tre SpA
5.000% due 01/20/2026	4,000	3,191
WMG Acquisition Corp.
5.000% due 08/01/2023	1,000	999
5.500% due 04/15/2026	1,000	994
WPX Energy, Inc.
5.750% due 06/01/2026	500	502
6.000% due 01/15/2022	500	523
8.250% due 08/01/2023	1,000	1,137
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,025
5.625% due 10/01/2024	1,000	1,046
Wynn Las Vegas LLC
5.250% due 05/15/2027	2,000	1,872
5.500% due 03/01/2025	1,000	985
Wynn Macau Ltd.
5.500% due 10/01/2027	1,000	958
XPO Logistics, Inc.
6.125% due 09/01/2023	500	512
6.500% due 06/15/2022	1,500	1,543
Zayo Group LLC
5.750% due 01/15/2027	2,000	1,970
6.375% due 05/15/2025	1,000	1,023
Ziggo BV
5.500% due 01/15/2027	3,000	2,810

		734,507

UTILITIES 8.7%
AmeriGas Partners LP
5.500% due 05/20/2025	1,000	974
5.750% due 05/20/2027	500	478
Antero Midstream Partners LP
5.375% due 09/15/2024	500	506
Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	2,030
6.625% due 07/15/2026	625	620
Calpine Corp.
5.250% due 06/01/2026	750	710
5.375% due 01/15/2023	3,000	2,865
5.750% due 01/15/2025	2,500	2,292
CenturyLink, Inc.
5.800% due 03/15/2022	2,000	1,990
6.450% due 06/15/2021	1,000	1,033
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,012
5.875% due 07/01/2025	1,000	968
CrownRock LP
5.625% due 10/15/2025	2,500	2,419
Embarq Corp.
7.995% due 06/01/2036	1,000	949
Frontier Communications Corp.
6.875% due 01/15/2025 (h)	1,500	973
7.125% due 03/15/2019	1,000	1,012
8.500% due 04/01/2026	500	484
10.500% due 09/15/2022	1,500	1,369
11.000% due 09/15/2025	1,000	805
Genesis Energy LP
5.625% due 06/15/2024	1,000	940
6.000% due 05/15/2023	1,250	1,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 10/01/2025	$1,000	$965
6.750% due 08/01/2022	1,500	1,522
Jonah Energy LLC
7.250% due 10/15/2025	1,250	1,016
NGL Energy Partners LP
6.125% due 03/01/2025	750	713
7.500% due 11/01/2023	500	507
NGPL PipeCo LLC
4.375% due 08/15/2022	625	621
4.875% due 08/15/2027	1,250	1,239
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,286
NRG Energy, Inc.
6.250% due 07/15/2022	2,500	2,579
6.250% due 05/01/2024	1,000	1,030
6.625% due 01/15/2027	1,500	1,549
NRG Yield Operating LLC
5.000% due 09/15/2026	1,000	958
NSG Holdings LLC
7.750% due 12/15/2025	1,257	1,376
Parsley Energy LLC
5.250% due 08/15/2025	1,000	987
5.375% due 01/15/2025	1,000	997
5.625% due 10/15/2027	1,500	1,492
6.250% due 06/01/2024	1,000	1,040
Sprint Capital Corp.
8.750% due 03/15/2032	2,500	2,681
Sprint Communications, Inc.
6.000% due 11/15/2022	1,500	1,491
7.000% due 03/01/2020	1,000	1,040
7.000% due 08/15/2020	2,000	2,075
9.000% due 11/15/2018	556	568
Sprint Corp.
7.125% due 06/15/2024	1,750	1,771
7.250% due 09/15/2021	3,000	3,127
7.625% due 02/15/2025 (h)	2,000	2,055
7.625% due 03/01/2026	1,000	1,021
7.875% due 09/15/2023	4,000	4,157
Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	768
Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	2,050
5.500% due 01/15/2028	500	495
Targa Resources Partners LP
4.125% due 11/15/2019	750	752
4.250% due 11/15/2023	1,000	963
5.000% due 01/15/2028	1,000	933
5.250% due 05/01/2023	2,000	2,005
5.875% due 04/15/2026	1,000	1,009
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	990
Telecom Italia SpA
5.303% due 05/30/2024	3,000	2,970
TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	968
5.000% due 01/31/2028	1,000	951
6.625% due 06/15/2025 ×	500	534
Vistra Energy Corp.
7.375% due 11/01/2022	2,000	2,095
7.625% due 11/01/2024	2,000	2,142
8.000% due 01/15/2025	1,000	1,078
8.125% due 01/30/2026	750	818

		87,046

Total Corporate Bonds & Notes (Cost $913,734)		905,583

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Bear Stearns ALT-A Trust
3.576% due 11/25/2036 ^~	426	386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
2.314% due 05/20/2046 ^•	$77	$62
Countrywide Home Loan Mortgage Pass-Through Trust
2.731% due 03/25/2035 •	40	35
3.345% due 05/20/2036 ^~	219	206
GSR Mortgage Loan Trust
3.924% due 04/25/2035 ~	6	5
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	360	333
WaMu Mortgage Pass-Through Certificates Trust
3.097% due 12/25/2036 ^~	276	264
Washington Mutual Mortgage Pass-Through Certificates Trust
2.528% due 05/25/2046 •	26	23

Total Non-Agency Mortgage-Backed Securities (Cost $865)		1,314

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing & Securitization LLC
2.161% due 01/25/2037 ^•	82	36

Total Asset-Backed Securities (Cost $57)		36

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.2%
		1,891

U.S. TREASURY BILLS 0.0%
1.953% due 09/06/2018 - 10/04/2018 (c)(d)(k)	303	302

Total Short-Term Instruments (Cost $2,193)		2,193

Total Investments in Securities (Cost $921,315)		913,600

	SHARES
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%
PIMCO Short Asset Portfolio	1,005,335	10,060
PIMCO Short-Term Floating NAV Portfolio III	8,965,540	88,633

Total Short-Term Instruments (Cost $98,665)		98,693

Total Investments in Affiliates (Cost $98,665)		98,693

Total Investments 100.8% (Cost $1,019,980)		$1,012,293

Financial Derivative Instruments (i)(j) (0.0)% (Cost or Premiums, net $3,256)		(373)

Other Assets and Liabilities, net (0.8)%		(7,515)

Net Assets 100.0%		$1,004,405

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,891	U.S. Treasury Notes 1.875% due 02/28/2022	$(1,932)	$1,891	$1,891

Total Repurchase Agreements						$(1,932)	$1,891	$1,891

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(1.500)%	05/30/2018	TBD	(3)	$(658)	$(657)
	(0.500)	09/27/2017	TBD	(3)	(707)	(704)
	(0.375)	06/28/2018	TBD	(3)	(775)	(775)
	0.250	05/03/2018	TBD	(3)	(1,389)	(1,390)
	0.700	06/18/2018	TBD	(3)	(2,162)	(2,163)
	0.950	06/18/2018	TBD	(3)	(950)	(950)
	1.200	06/18/2018	TBD	(3)	(2,570)	(2,571)
	1.300	06/18/2018	TBD	(3)	(858)	(859)
	1.450	06/27/2018	TBD	(3)	(1,318)	(1,318)
	1.550	06/18/2018	TBD	(3)	(431)	(431)
	1.750	06/28/2018	TBD	(3)	(1,917)	(1,917)

Total Reverse Repurchase Agreements						$(13,735)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(13,735)	$0	$(13,735)	$14,821	$1,086
FICC	1,891	0	0	1,891	(1,932)	(41)

Total Borrowings and Other Financing Transactions	$1,891	$(13,735)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(13,735)	$(13,735)

Total Borrowings	$0	$0	$0	$(13,735)	$(13,735)

Payable for reverse repurchase agreements					$(13,735)

(h)	Securities with an aggregate market value of $14,821 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(13,746) at a weighted average interest rate of 0.296%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$118.500	07/27/2018	53	$53	$(13)	$(2)
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	119.000	07/27/2018	136	136	(38)	(13)
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	120.000	07/27/2018	53	53	(19)	(29)
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	120.500	07/27/2018	136	136	(42)	(45)

					$(112)	$(89)

Total Written Options					$(112)	$(89)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	5.000%	Quarterly	12/20/2022	$17,500	$1,328	$(215)	$1,113	$1	$0
CDX.HY-30 5-Year Index	5.000	Quarterly	06/20/2023	33,000	2,150	(175)	1,975	11	0

Total Swap Agreements					$3,478	$(390)	$3,088	$12	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$12	$12	$(89)	$0	$0	$(89)

Cash of $3,035 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
GLM	07/2018	EUR	2,186	$2,554	$1	$0

Total Forward Foreign Currency Contracts					$1	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$3,600	$(4)	$(1)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018	800	(1)	0
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018	1,200	(1)	0
DUB	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018	1,100	(2)	0
JPM	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	07/18/2018	6,800	(39)	(10)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018	500	(1)	0

Total Written Options						$(48)	$(11)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR less a specified spread	Maturity	12/20/2018	$5,000	$(4)	$(78)	$0	$(82)
	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR less a specified spread	Maturity	03/20/2019	15,000	(42)	(106)	0	(148)
GST	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR less a specified spread	Maturity	12/20/2018	10,000	(16)	(40)	0	(56)

Total Swap Agreements								$(62)	$(224)	$0	$(286)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$0	$(230)	$(230)	$(230)	$13	$(217)
BPS	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	1	0	0	1	0	0	0	0	1	0	1
GST	0	0	0	0	0	0	(56)	(56)	(56)	0	(56)
JPM	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)

Total Over the Counter	$1	$0	$0	$1	$0	$(11)	$(286)	$(297)

(k)

Securities with an aggregate market value of $13 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$12	$0	$0	$0	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$12	$0	$1	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$89	$89

Over the counter
Written Options	$0	$11	$0	$0	$0	$11
Swap Agreements	0	0	0	0	286	286

	$0	$11	$0	$0	$286	$297

	$0	$11	$0	$0	$375	$386

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$126	$126
Futures	0	0	0	0	(22)	(22)
Swap Agreements	0	724	0	0	15	739

	$0	$724	$0	$0	$119	$843

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(486)	$0	$(486)
Written Options	0	3	0	0	14	17
Swap Agreements	0	0	0	0	(197)	(197)

	$0	$3	$0	$(486)	$(183)	$(666)

	$0	$727	$0	$(486)	$(64)	$177

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$23	$23
Swap Agreements	0	(826)	0	0	0	(826)

	$0	$(826)	$0	$0	$23	$(803)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$132	$0	$132
Written Options	0	36	0	0	0	36
Swap Agreements	0	0	0	0	(277)	(277)

	$0	$36	$0	$132	$(277)	$(109)

	$0	$(790)	$0	$132	$(254)	$(912)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$750	$3,724	$4,474
Corporate Bonds & Notes
Banking & Finance	0	84,030	0	84,030
Industrials	0	734,507	0	734,507
Utilities	0	87,046	0	87,046
Non-Agency Mortgage-Backed Securities	0	1,314	0	1,314
Asset-Backed Securities	0	36	0	36
Short-Term Instruments
Repurchase Agreements	0	1,891	0	1,891
U.S. Treasury Bills	0	302	0	302

	$0	$909,876	$3,724	$913,600

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$98,693	$0	$0	$98,693

Total Investments	$98,693	$909,876	$3,724	$1,012,293

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12
Over the counter	0	1	0	1

	$0	$13	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(89)	0	(89)
Over the counter	0	(297)	0	(297)

	$0	$(386)	$0	$(386)

Total Financial Derivative Instruments	$0	$(373)	$0	$(373)

Totals	$98,693	$909,503	$3,724	$1,011,920

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2018	23

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

SEMIANNUAL REPORT	JUNE 30, 2018	27

Notes to Financial Statements (Cont.)

Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$20,022	$25,110	$(35,083)	$7	$4	$10,060	$135	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$58,912	$214,903	$(185,200)	$(5)	$23	$88,633	$804	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities. As of June 30, 2018, the Portfolio had $4,474,071 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term

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Notes to Financial Statements (Cont.)

liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of June 30, 2018, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees
$57,000,000	09/04/2018	$57,436

*	Maximum available commitment prior to renewal on September 5, 2017, for the Portfolio was $60,000,000. The agreement expires on September 4, 2018 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain

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Notes to Financial Statements (Cont.)

of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities

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in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the

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Notes to Financial Statements (Cont.)

issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.

Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

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Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial

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Notes to Financial Statements (Cont.)

derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,815	$5,806	$100,504	$112,265

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	53	$406	101	$794
Administrative Class	8,934	69,226	37,857	297,942
Advisor Class	4,384	34,079	4,908	38,747
Issued as reinvestment of distributions
Institutional Class	35	272	66	525
Administrative Class	3,189	24,524	6,559	51,769
Advisor Class	106	816	245	1,937
Cost of shares redeemed
Institutional Class	(224)	(1,715)	(70)	(549)
Administrative Class	(15,258)	(117,758)	(50,789)	(399,872)
Advisor Class	(3,405)	(26,174)	(6,690)	(52,436)
Net increase (decrease) resulting from Portfolio share transactions	(2,186)	$(16,324)	(7,813)	$(61,143)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 66% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO High Yield Portfolio	$0	$17,655

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$1,023,808	$14,922	$(23,734)	$(8,812)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	GST	Goldman Sachs International
BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC

Currency Abbreviations:
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD	To-Be-Determined
DAC	Designated Activity Company	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles
LIBOR	London Interbank Offered Rate

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT12SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Income Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Income Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	26.6%
Asset-Backed Securities	23.5%
Corporate Bonds & Notes	19.7%
U.S. Government Agencies	11.1%
Short-Term Instruments‡	6.6%
Non-Agency Mortgage-Backed Securities	5.4%
Sovereign Issues	4.5%
Loan Participations and Assignments	2.3%
Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	(0.42)%	2.35%	6.29%
PIMCO Income Portfolio Administrative Class	(0.50)%	2.19%	6.13%
PIMCO Income Portfolio Advisor Class	(0.55)%	2.09%	6.03%
Bloomberg Barclays U.S. Aggregate Index±	(1.62)%	(0.40)%	0.51%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 4/29/2016

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.67% for Institutional Class shares, 0.82% for Administrative Class shares, and 0.92% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities (MBS) contributed to performance, as total returns in these securities were positive.

»	A long U.S. dollar bias versus the Japanese yen contributed to performance, as the U.S. dollar appreciated.

»	Exposure to the U.S. cash rate contributed to performance, as the short-term rates continue to rise.

»	Exposure to U.S. interest rates detracted from performance, as interest rates increased.

»	Long exposure to the Argentine peso detracted from performance, as the Argentine peso depreciated.

»	Long exposure to the Turkish lira detracted from performance, as the Turkish lira depreciated.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$995.80	$4.16	$1,000.00	$1,020.63	$4.21	0.84%
Administrative Class	1,000.00	995.00	4.90	1,000.00	1,019.89	4.96	0.99
Advisor Class	1,000.00	994.50	5.39	1,000.00	1,019.39	5.46	1.09

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$10.74	$0.20	$(0.25)	$(0.05)	$(0.16)	$0.00	$0.00	$(0.16)
12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	0.00	(0.28)
04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	0.00	(0.40)
Administrative Class
01/01/2018 - 06/30/2018+	10.74	0.19	(0.24)	(0.05)	(0.16)	0.00	0.00	(0.16)
12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	0.00	(0.27)
04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	0.00	(0.39)
Advisor Class
01/01/2018 - 06/30/2018+	10.74	0.19	(0.25)	(0.06)	(0.15)	0.00	0.00	(0.15)
12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	0.00	(0.26)
04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.53	(0.42)%	$29	0.84	%*	0.84	%*	0.65	%*	0.65	%*	3.86	%*	87%
10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206
10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

10.53	(0.50)	78,216	0.99	*	0.99	*	0.80	*	0.80	*	3.69	*	87
10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206
10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.53	(0.55)	177,560	1.09	*	1.09	*	0.90	*	0.90	*	3.61	*	87
10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206
10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Income Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$296,573
Investments in Affiliates	5,612
Financial Derivative Instruments
Exchange-traded or centrally cleared	77
Over the counter	1,710
Cash	1
Deposits with counterparty	2,356
Foreign currency, at value	1,504
Receivable for investments sold	106
Receivable for TBA investments sold	26,153
Receivable for Portfolio shares sold	695
Interest and/or dividends receivable	1,788
Dividends receivable from Affiliates	5
Total Assets	336,580

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$19,837
Payable for sale-buyback transactions	1,203
Payable for short sales	968
Financial Derivative Instruments
Exchange-traded or centrally cleared	51
Over the counter	1,381
Payable for investments purchased	833
Payable for investments in Affiliates purchased	5
Payable for TBA investments purchased	55,508
Payable for unfunded loan commitments	446
Deposits from counterparty	350
Payable for Portfolio shares redeemed	8
Accrued investment advisory fees	53
Accrued supervisory and administrative fees	85
Accrued distribution fees	37
Accrued servicing fees	10
Total Liabilities	80,775

Net Assets	$255,805

Net Assets Consist of:
Paid in capital	$246,778
Undistributed (overdistributed) net investment income	1,741
Accumulated undistributed net realized gain (loss)	1,962
Net unrealized appreciation (depreciation)	5,324

Net Assets	$255,805

Net Assets:
Institutional Class	$29
Administrative Class	78,216
Advisor Class	177,560

Shares Issued and Outstanding:
Institutional Class	3
Administrative Class	7,431
Advisor Class	16,870

Net Asset Value Per Share Outstanding:
Institutional Class	$10.53
Administrative Class	10.53
Advisor Class	10.53

Cost of investments in securities	$292,324
Cost of investments in Affiliates	$5,612
Cost of foreign currency held	$1,519
Proceeds received on short sales	$965
Cost or premiums of financial derivative instruments, net	$(1,840)

* Includes repurchase agreements of:	$697

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$5,772
Dividends from Investments in Affiliates	12
Total Income	5,784

Expenses:
Investment advisory fees	308
Supervisory and administrative fees	494
Servicing fees - Administrative Class	56
Distribution and/or servicing fees - Advisor Class	215
Trustee fees	3
Interest expense	228
Miscellaneous expense	6
Total Expenses	1,310
Waiver and/or Reimbursement by PIMCO	(3)
Net Expenses	1,307

Net Investment Income (Loss)	4,477

Net Realized Gain (Loss):
Investments in securities	354
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(827)
Over the counter financial derivative instruments	545
Short sales	199
Foreign currency	(237)

Net Realized Gain (Loss)	35

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(6,788)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(202)
Over the counter financial derivative instruments	1,103
Short sales	5
Foreign currency assets and liabilities	(15)

Net Change in Unrealized Appreciation (Depreciation)	(5,898)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,386)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$4,477	$7,083
Net realized gain (loss)	35	1,767
Net change in unrealized appreciation (depreciation)	(5,898)	7,662

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,386)	16,512

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)
Administrative Class	(1,108)	(1,437)
Advisor Class	(2,476)	(4,095)

Total Distributions(a)	(3,584)	(5,533)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	4,286	58,924

Total Increase (Decrease) in Net Assets	(684)	69,903

Net Assets:
Beginning of period	256,489	186,586
End of period*	$255,805	$256,489

* Including undistributed (overdistributed) net investment income of:	$1,741	$848

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.7%
Avantor, Inc.
6.094% due 11/21/2024		$50	$50
Avolon Holdings Ltd.
4.088% due 01/15/2025		180	178
Axalta Coating Systems U.S. Holdings, Inc.
4.084% due 06/01/2024		10	10
B.C. Unlimited Liability Co.
4.344% due 02/16/2024		23	22
Beacon Roofing Supply, Inc.
TBD% - 6.250% due 01/02/2025		20	20
BMC Software Finance, Inc.
5.344% due 09/10/2022		99	100
BWAY Holding Co.
TBD% - 7.250% due 04/03/2024		20	20
Caesars Resort Collection LLC
4.844% due 12/22/2024		199	199
Community Health Systems, Inc.
5.307% due 12/31/2019		49	49
5.557% due 01/27/2021		208	204
Core & Main LP
TBD% - 5.300% due 08/01/2024		10	10
Cortes NP Acquisition Corp.
6.001% due 11/30/2023		75	74
Diamond Resorts Corp.
TBD% - 6.084% due 09/02/2023		99	96
Drillship Kithira Owners, Inc.
TBD% due 09/20/2024 «		117	123
Dubai World
TBD% - 2.000% due 09/30/2022		400	379
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		100	100
Financial & Risk U.S. Holdings
TBD% due 05/31/2019 «∎		150	149
Hilton Worldwide Finance LLC
3.841% due 10/25/2023		1,210	1,211
iHeartCommunications, Inc.
TBD% - 9.052% due 01/30/2019 ^(b)		30	23
KFC Holding Co.
3.835% due 04/03/2025		1,576	1,569
Las Vegas Sands LLC
3.844% due 03/27/2025		1,145	1,138
McDermott International, Inc.
7.094% due 05/12/2025		10	10
MH Sub LLC
5.835% due 09/13/2024		40	40
Multi Color Corp.
4.344% due 10/31/2024		7	7
PetSmart, Inc.
5.010% due 03/11/2022		50	41
Ply Gem Industries, Inc.
6.089% due 04/12/2025		100	100
Post Holdings, Inc.
4.100% due 05/24/2024		20	20
RPI Finance Trust
4.334% due 03/27/2023		33	33
Sinclair Broadcast Group, Inc.
TBD% due 12/12/2024		100	100
Sprint Communications, Inc.
4.625% due 02/02/2024		99	98
SS&C Technologies Holdings Europe SARL
4.594% due 04/16/2025		98	98
SS&C Technologies, Inc.
4.594% due 04/16/2025		278	279
TEX Operations Co. LLC
4.094% due 08/04/2023		40	40
Unitymedia Hessen GmbH & Co. KG
2.750% due 01/15/2027	EUR	100	116
Valeant Pharmaceuticals International, Inc.
4.982% due 06/02/2025		$5	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wand Merger Corp.
TBD% due 04/27/2019 ∎		$200	$198
West Corp.
6.094% due 10/10/2024		26	26

Total Loan Participations and Assignments (Cost $6,943)			6,935

CORPORATE BONDS & NOTES 23.2%

BANKING & FINANCE 11.5%
Ally Financial, Inc.
8.000% due 03/15/2020		200	214
8.000% due 11/01/2031		3	3
Ambac LSNI LLC
7.337% due 02/12/2023 ~		167	170
American International Group, Inc.
4.200% due 04/01/2028		16	16
5.750% due 04/01/2048 •		56	55
American Tower Corp.
3.000% due 06/15/2023		50	48
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	200	268
Assurant, Inc.
4.200% due 09/27/2023		$22	22
Athene Holding Ltd.
4.125% due 01/12/2028		22	20
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		70	70
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		8	8
4.350% due 04/20/2028		52	50
5.000% due 04/20/2048		30	28
Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)	EUR	100	123
Bank of America Corp.
5.875% due 03/15/2028 •(g)		$1,276	1,249
Barclays Bank PLC
7.625% due 11/21/2022 (h)		800	863
Barclays PLC
3.250% due 01/17/2033	GBP	100	121
3.710% (US0003M + 1.380%) due 05/16/2024 ~		$200	199
4.338% due 05/16/2024 •		200	198
4.375% due 01/12/2026		1,000	974
7.250% due 03/15/2023 •(g)(h)	GBP	400	543
7.875% due 09/15/2022 •(g)(h)		300	421
8.000% due 12/15/2020 •(g)(h)	EUR	400	519
Boston Properties LP
3.200% due 01/15/2025		$31	30
Brighthouse Financial, Inc.
3.700% due 06/22/2027		34	30
Brookfield Finance, Inc.
3.900% due 01/25/2028		36	34
4.700% due 09/20/2047		80	76
CIT Group, Inc.
4.125% due 03/09/2021		24	24
5.250% due 03/07/2025		22	22
Crown Castle International Corp.
3.200% due 09/01/2024		28	26
3.650% due 09/01/2027		120	112
4.000% due 03/01/2027		16	15
CTR Partnership LP
5.250% due 06/01/2025		28	27
Deutsche Bank AG
2.700% due 07/13/2020		74	72
3.312% (US0003M + 0.970%) due 07/13/2020 ~		77	77
4.250% due 10/14/2021		1,270	1,251
Digital Realty Trust LP
3.700% due 08/15/2027		5	5
Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	11	12
Equinix, Inc.
2.875% due 03/15/2024		100	115
2.875% due 02/01/2026		100	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERP Operating LP
3.250% due 08/01/2027		$11	$10
3.500% due 03/01/2028		18	17
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		23	23
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		152	156
Freedom Mortgage Corp.
8.250% due 04/15/2025		39	39
General Motors Financial Co., Inc.
3.550% due 04/09/2021		22	22
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	62
Howard Hughes Corp.
5.375% due 03/15/2025		63	62
HSBC Holdings PLC
2.926% (US0003M + 0.600%) due 05/18/2021 ~		200	200
3.600% due 05/25/2023		430	426
6.500% due 03/23/2028 •(g)(h)		200	192
Hudson Pacific Properties LP
3.950% due 11/01/2027		13	12
Hunt Cos., Inc.
6.250% due 02/15/2026		10	9
International Lease Finance Corp.
6.250% due 05/15/2019		1,375	1,410
iStar, Inc.
4.625% due 09/15/2020		5	5
5.250% due 09/15/2022		19	19
JPMorgan Chase & Co.
2.945% (US0003M + 0.610%) due 06/18/2022 ~		620	620
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		28	27
KSA Sukuk Ltd.
2.894% due 04/20/2022		300	292
Life Storage LP
3.875% due 12/15/2027		10	9
Lifestorage LP
3.500% due 07/01/2026		900	844
Lloyds Bank PLC
3.300% due 05/07/2021		200	200
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	400	578
7.875% due 06/27/2029 •(g)(h)		750	1,152
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		$200	202
MetLife, Inc.
5.875% due 03/15/2028 •(g)		60	61
National Australia Bank Ltd.
1.375% due 07/12/2019		300	296
Nationwide Building Society
3.766% due 03/08/2024 •		200	196
4.302% due 03/08/2029 •		200	193
10.250% ~(g)	GBP	0	50
Navient Corp.
6.500% due 06/15/2022		$150	154
Nissan Motor Acceptance Corp.
2.350% due 03/04/2019		600	598
Nykredit Realkredit A/S
2.500% due 10/01/2047	DKK	2,593	424
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		$16	16
Physicians Realty LP
3.950% due 01/15/2028		24	22
Provident Funding Associates LP
6.375% due 06/15/2025		9	9
Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •		200	194
3.813% (US0003M + 1.470%) due 05/15/2023 ~		200	201
7.500% due 08/10/2020 •(g)(h)		200	204
8.000% due 08/10/2025 •(g)(h)		1,600	1,684

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander Holdings USA, Inc.
3.400% due 01/18/2023		$24	$23
3.700% due 03/28/2022		17	17
4.400% due 07/13/2027		21	20
Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(g)(h)	GBP	1,950	2,685
Santander UK PLC
3.400% due 06/01/2021		$200	200
SL Green Operating Partnership LP
3.250% due 10/15/2022		8	8
Springleaf Finance Corp.
5.625% due 03/15/2023		500	499
6.125% due 05/15/2022		234	240
6.875% due 03/15/2025		95	95
7.125% due 03/15/2026		148	148
8.250% due 12/15/2020		1,700	1,840
Starwood Property Trust, Inc.
4.750% due 03/15/2025		30	29
Stichting AK Rabobank Certificaten
6.500% (g)	EUR	100	139
STORE Capital Corp.
4.500% due 03/15/2028		$16	16
UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(g)(h)	EUR	1,650	2,083
UDR, Inc.
3.500% due 01/15/2028		$11	10
4.625% due 01/10/2022		3	3
VEREIT Operating Partnership LP
3.950% due 08/15/2027		20	19
VICI Properties LLC
8.000% due 10/15/2023		559	623
Vornado Realty LP
3.500% due 01/15/2025		14	13
Wells Fargo & Co.
3.469% (US0003M + 1.110%) due 01/24/2023 ~		1,500	1,523
Welltower, Inc.
4.250% due 04/15/2028		12	12
WeWork Cos., Inc.
7.875% due 05/01/2025		30	29

			29,385

INDUSTRIALS 7.6%
Air Canada Pass-Through Trust
3.600% due 09/15/2028		666	646
3.700% due 07/15/2027		10	10
Altice France S.A.
7.375% due 05/01/2026		1,700	1,668
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,700	3,179
American Airlines Pass-Through Trust
3.350% due 04/15/2031		$20	19
4.000% due 01/15/2027		775	775
Andeavor Logistics LP
3.500% due 12/01/2022		4	4
4.250% due 12/01/2027		8	8
Anthem, Inc.
4.101% due 03/01/2028		12	12
Arrow Electronics, Inc.
3.250% due 09/08/2024		18	17
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	99
5.150% due 05/15/2038		100	95
Bayer U.S. Finance LLC
2.965% (US0003M + 0.630%) due 06/25/2021 ~		200	200
4.250% due 12/15/2025		200	201
4.375% due 12/15/2028		200	201
BC Unlimited Liability Co.
4.250% due 05/15/2024		95	90
BMC Software Finance, Inc.
8.125% due 07/15/2021		302	309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Booking Holdings, Inc.
3.550% due 03/15/2028	$22	$21
British Airways Pass-Through Trust
4.625% due 12/20/2025	243	249
Broadcom Corp.
3.000% due 01/15/2022	158	154
3.625% due 01/15/2024	8	8
3.875% due 01/15/2027	59	56
Caesars Resort Collection LLC
5.250% due 10/15/2025	4	4
Campbell Soup Co.
2.835% (US0003M + 0.500%) due 03/16/2020 ~	50	50
2.971% (US0003M + 0.630%) due 03/15/2021 ~	40	40
3.300% due 03/15/2021	29	29
3.650% due 03/15/2023	50	49
3.950% due 03/15/2025	50	48
4.150% due 03/15/2028	50	48
Centene Escrow Corp.
5.375% due 06/01/2026	100	102
CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	20	20
Charles River Laboratories International, Inc.
5.500% due 04/01/2026	10	10
Charter Communications Operating LLC
4.043% (US0003M + 1.650%) due 02/01/2024 ~(a)	60	60
4.200% due 03/15/2028	54	51
4.500% due 02/01/2024 (a)	34	34
Cheniere Energy Partners LP
5.250% due 10/01/2025	13	13
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	10	10
7.625% due 03/15/2020	50	50
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	14	14
Community Health Systems, Inc.
5.125% due 08/01/2021	292	272
6.250% due 03/31/2023	278	256
8.625% due 01/15/2024 (a)	100	101
CSC Holdings LLC
7.625% due 07/15/2018	1,200	1,204
CVS Health Corp.
3.700% due 03/09/2023	84	83
4.300% due 03/25/2028	160	158
CVS Pass-Through Trust
5.789% due 01/10/2026	287	299
DAE Funding LLC
4.000% due 08/01/2020	20	20
4.500% due 08/01/2022	30	29
5.000% due 08/01/2024	68	65
Diamond Resorts International, Inc.
7.750% due 09/01/2023	221	231
Discovery Communications LLC
2.950% due 03/20/2023	14	13
3.950% due 03/20/2028	18	17
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (a)	6	6
Energy Transfer Partners LP
4.200% due 09/15/2023	28	28
4.950% due 06/15/2028	40	40
6.000% due 06/15/2048	18	18
EQT Corp.
3.107% (US0003M + 0.770%) due 10/01/2020 ~	45	45
Equifax, Inc.
3.200% (US0003M + 0.870%) due 08/15/2021 ~	34	34
3.600% due 08/15/2021	12	12
Exela Intermediate LLC
10.000% due 07/15/2023	43	44
General Electric Co.
5.000% due 01/21/2021 •(g)	345	341

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Mills, Inc.
2.893% (US0003M + 0.540%) due 04/16/2021 ~		$51	$51
3.200% due 04/16/2021		9	9
4.200% due 04/17/2028		12	12
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		20	20
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		22	22
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		57	56
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(b)		619	472
9.000% due 03/01/2021 ^(b)		1,850	1,415
9.000% due 09/15/2022 ^(b)		60	46
10.625% due 03/15/2023 ^(b)		11	8
11.250% due 03/01/2021 ^(b)		188	142
IHS Markit Ltd.
4.000% due 03/01/2026		2	2
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		180	162
7.250% due 10/15/2020		578	578
7.500% due 04/01/2021		66	66
9.750% due 07/15/2025		42	44
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		20	20
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		8	8
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		50	48
MPLX LP
3.375% due 03/15/2023		7	7
NetApp, Inc.
3.300% due 09/29/2024		22	21
Nokia Oyj
4.375% due 06/12/2027		14	13
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		405	387
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		36	35
4.500% due 03/15/2023		63	60
5.250% due 08/15/2022		60	60
5.500% due 02/15/2024		31	31
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)		185	43
5.500% due 04/12/2037 ^(b)		282	65
6.000% due 05/16/2024 ^(b)		141	30
6.000% due 11/15/2026 ^(b)		63	14
9.750% due 05/17/2035 ^(b)		100	24
Petroleos Mexicanos
6.500% due 03/13/2027		60	61
6.750% due 09/21/2047		10	10
PetSmart, Inc.
5.875% due 06/01/2025		38	29
Pisces Midco, Inc.
8.000% due 04/15/2026		72	70
Pitney Bowes, Inc.
4.700% due 04/01/2023		14	13
QUALCOMM, Inc.
2.900% due 05/20/2024		15	14
Radiate Holdco LLC
6.875% due 02/15/2023		30	29
SBA Tower Trust
2.877% due 07/10/2046		900	875
Scientific Games International, Inc.
5.000% due 10/15/2025		5	5
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		15	15
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	621	840
Sprint Spectrum Co. LLC
5.152% due 09/20/2029		$200	196
Standard Industries, Inc.
4.750% due 01/15/2028		38	35

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sunoco LP
4.875% due 01/15/2023		$26	$25
T-Mobile USA, Inc.
4.750% due 02/01/2028		8	7
Tech Data Corp.
3.700% due 02/15/2022		10	10
4.950% due 02/15/2027		12	12
Tenet Healthcare Corp.
4.625% due 07/15/2024		86	82
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	5	5
3.650% due 11/10/2021		$8	8
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	100	119
Textron, Inc.
2.903% (US0003M + 0.550%) due 11/10/2020 ~		$110	110
Univision Communications, Inc.
5.125% due 02/15/2025		400	370
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	113
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$10	10
6.500% due 03/15/2022		29	30
7.000% due 03/15/2024		56	59
VMware, Inc.
2.300% due 08/21/2020		30	29
2.950% due 08/21/2022		30	29
3.900% due 08/21/2027		20	18
VOC Escrow Ltd.
5.000% due 02/15/2028		30	28
Western Digital Corp.
4.750% due 02/15/2026		110	107
Wyndham Destinations, Inc.
4.150% due 04/01/2024		11	11
4.500% due 04/01/2027		12	12
Yara International ASA
4.750% due 06/01/2028		60	60

			19,486

UTILITIES 4.1%
AT&T, Inc.
3.298% (US0003M + 0.950%) due 07/15/2021 ~		239	241
4.900% due 08/15/2037		134	128
5.000% due 03/01/2021		3	3
5.150% due 02/15/2050		180	169
5.300% due 08/15/2058		60	56
CenturyLink, Inc.
5.625% due 04/01/2020		1,200	1,218
Enable Midstream Partners LP
4.950% due 05/15/2028		25	24
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		800	807
6.510% due 03/07/2022		500	531
9.250% due 04/23/2019		2,400	2,506
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		5	5
ONEOK, Inc.
4.550% due 07/15/2028 (a)		40	40
5.200% due 07/15/2048 (a)		20	20
Petrobras Global Finance BV
5.299% due 01/27/2025		8	7
5.999% due 01/27/2028		750	680
6.125% due 01/17/2022		394	402
6.250% due 12/14/2026	GBP	700	935
7.375% due 01/17/2027		$330	330
8.750% due 05/23/2026		100	109
Sprint Capital Corp.
6.900% due 05/01/2019		1	1
Sprint Communications, Inc.
9.000% due 11/15/2018		750	766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Corp.
7.250% due 09/15/2021	$1,130	$1,178
7.625% due 03/01/2026	114	116
Transocean Phoenix Ltd.
7.750% due 10/15/2024	11	12
Transocean Proteus Ltd.
6.250% due 12/01/2024	3	3
Verizon Communications, Inc.
5.250% due 03/16/2037	100	103
Vodafone Group PLC
3.290% (US0003M + 0.990%) due 01/16/2024 ~	48	48
3.750% due 01/16/2024	70	70
4.125% due 05/30/2025	28	28
4.375% due 05/30/2028	64	63

		10,599

Total Corporate Bonds & Notes (Cost $59,164)		59,470

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Caesars Entertainment Corp.
5.000% due 10/01/2024	104	179

Total Convertible Bonds & Notes (Cost $194)		179

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	40	42
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	355	337

		401

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(b)	15	6
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)	5	2
5.700% due 07/01/2023 ^(b)	25	11
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(b)	10	4
6.000% due 07/01/2039 ^(b)	5	2
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(b)	25	11
6.500% due 07/01/2040 ^(b)	5	2
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	55	22
5.500% due 07/01/2039 ^(b)	75	32

		92

Total Municipal Bonds & Notes (Cost $475)		493

U.S. GOVERNMENT AGENCIES 13.1%
Fannie Mae
3.000% due 08/01/2027 - 01/01/2033	1,058	1,056
Fannie Mae, TBA
3.000% due 08/01/2033	1,000	993
3.500% due 07/01/2048 - 08/01/2048	3,500	3,481
4.000% due 08/01/2048	16,100	16,391
Freddie Mac, TBA
3.000% due 07/01/2048	10,000	9,675

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.517% (US0001M + 0.600%) due 04/20/2066 ~		$1,507	$1,510
4.444% due 09/20/2066 ~		379	420

Total U.S. Government Agencies (Cost $33,442)			33,526

U.S. TREASURY OBLIGATIONS 31.4%
U.S. Treasury Bonds
2.875% due 11/15/2046		1,400	1,370
U.S. Treasury Notes
1.375% due 04/30/2021		2,800	2,706
1.750% due 11/30/2021 (l)		1,900	1,844
1.750% due 03/31/2022 (n)		700	677
1.750% due 05/15/2022		700	676
1.750% due 09/30/2022		1,400	1,346
1.750% due 05/15/2023		1,400	1,337
1.875% due 01/31/2022 (j)		11,200	10,894
1.875% due 02/28/2022		3,100	3,014
1.875% due 08/31/2022		1,400	1,354
1.875% due 08/31/2024		1,100	1,043
2.000% due 07/31/2022		900	876
2.000% due 05/31/2024		1,300	1,244
2.000% due 06/30/2024		2,300	2,200
2.000% due 11/15/2026		1,600	1,499
2.125% due 12/31/2021		3,600	3,535
2.125% due 06/30/2022		2,400	2,348
2.125% due 02/29/2024		1,500	1,449
2.125% due 07/31/2024		1,100	1,059
2.125% due 09/30/2024		3,200	3,076
2.250% due 12/31/2023 (j)		7,630	7,428
2.250% due 01/31/2024		370	360
2.250% due 10/31/2024		6,600	6,389
2.250% due 11/15/2024		2,600	2,516
2.250% due 02/15/2027		1,300	1,240
2.375% due 05/15/2027 (j)		1,256	1,209
2.500% due 05/15/2024		4,000	3,937
2.500% due 01/31/2025 (j)		13,800	13,547
2.750% due 02/15/2024 (n)		100	100

Total U.S. Treasury Obligations (Cost $82,330)			80,273

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
American Home Mortgage Investment Trust
6.600% due 06/25/2036 ×		6,513	2,596
Banc of America Alternative Loan Trust
6.000% due 01/25/2035		212	215
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.910% due 06/10/2039 ~		600	593
Chase Mortgage Finance Trust
3.480% due 12/25/2035 ^~		2,140	2,074
Credit Suisse Mortgage Capital Certificates
3.823% due 08/27/2036 ~		543	545
Eurosail PLC
1.577% due 06/13/2045 •	GBP	2,404	3,164
Grifonas Finance PLC
0.009% due 08/28/2039 •	EUR	1,454	1,526
HarborView Mortgage Loan Trust
2.325% due 03/19/2036 ^•		$103	94
Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	570	661
Ripon Mortgages PLC
1.423% due 08/20/2056 •	GBP	1,338	1,775
WaMu Mortgage Pass-Through Certificates Trust
3.450% due 03/25/2033 ~		$103	104
Washington Mutual Mortgage Pass-Through Certificates Trust
2.408% due 10/25/2046 •		4,195	2,890
Wells Fargo Mortgage-Backed Securities Trust
3.755% due 01/25/2035 ~		14	14

Total Non-Agency Mortgage-Backed Securities (Cost $15,603)			16,251

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 27.8%
Aegis Asset-Backed Securities Trust
2.261% due 01/25/2037 •		$6,099	$4,897
ALESCO Preferred Funding Ltd.
2.815% due 12/23/2034 •		1,307	1,261
Ameriquest Mortgage Securities Trust
2.431% due 04/25/2036 •		2,400	2,367
Arbor Realty Commercial Real Estate Notes Ltd.
3.063% due 08/15/2027 •		1,400	1,399
Aspen Funding Ltd.
3.937% due 07/10/2037 •		434	430
Asset-Backed Funding Certificates Trust
2.231% due 11/25/2036 •		5,180	3,581
Citigroup Mortgage Loan Trust
2.251% due 12/25/2036 •		2,122	1,404
Citigroup Mortgage Loan Trust, Inc.
2.351% due 03/25/2037 •		35	32
Countrywide Asset-Backed Certificates
2.311% due 06/25/2047 •		900	849
Countrywide Asset-Backed Certificates Trust
2.621% due 05/25/2036 •		9,800	9,147
EFS Volunteer LLC
3.210% due 10/25/2035 •		1,434	1,437
Flatiron CLO Ltd.
3.513% due 01/17/2026 •		1,569	1,568
Harley Marine Financing LLC
5.682% due 05/15/2043		100	101
Home Equity Mortgage Loan Asset-Backed Trust
2.391% due 03/25/2036 •		5,000	4,513
HSI Asset Securitization Corp. Trust
2.201% due 12/25/2036 •		1,262	493
2.231% due 01/25/2037 •		4,159	3,408
IXIS Real Estate Capital Trust
2.241% due 01/25/2037 •		4,401	2,305
JPMorgan Mortgage Acquisition Trust
2.341% due 07/25/2036 •		2,400	2,361
Legacy Mortgage Asset Trust
3.852% due 01/28/2070 •		4,425	4,527
Limerock CLO Ltd.
3.655% due 04/18/2026 •		1,550	1,552
Merrill Lynch Mortgage Investors Trust
2.161% due 04/25/2047 •		7,118	4,452
Morgan Stanley ABS Capital, Inc. Trust
2.161% due 10/25/2036 •		2,859	1,859
2.171% due 11/25/2036 •		6,251	4,295
2.361% due 03/25/2036 •		2,119	2,089
Mountain Hawk CLO Ltd.
3.519% due 07/22/2024 •		846	847
Option One Mortgage Loan Trust
2.451% due 01/25/2036 •		5,000	4,432
Saxon Asset Securities Trust
3.841% due 12/25/2037 •		2,193	2,250
Symphony CLO Ltd.
3.628% due 07/14/2026 •		1,900	1,900
Trapeza CDO Ltd.
2.770% due 01/25/2035		1,507	1,432

Total Asset-Backed Securities (Cost $62,908)			71,188

SOVEREIGN ISSUES 5.3%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	306	212
3.375% due 01/15/2023		100	106
5.250% due 01/15/2028		100	101
7.820% due 12/31/2033		857	1,002
22.844% (BADLARPP) due 10/04/2022 ~	ARS	26	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	24,770	$781
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		400	13
40.000% (ARPP7DRR) due 06/21/2020 ~		21,424	772
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	127
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (e)	BRL	16,200	4,046
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	288
3.125% due 10/11/2027		300	280
4.125% due 10/11/2047		300	275
Kuwait International Government Bond
2.750% due 03/20/2022		274	267
3.500% due 03/20/2027		900	878
Peru Government International Bond
6.150% due 08/12/2032	PEN	700	219
6.350% due 08/12/2028		200	64
8.200% due 08/12/2026		210	76
Qatar Government International Bond
3.875% due 04/23/2023		$200	200
4.500% due 04/23/2028		200	202
5.103% due 04/23/2048		200	200
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	288	347
Saudi Government International Bond
2.875% due 03/04/2023		$200	193
4.000% due 04/17/2025		1,200	1,196
4.500% due 04/17/2030		400	400
4.500% due 10/26/2046		400	370
4.625% due 10/04/2047		400	374
5.000% due 04/17/2049		400	390
Turkey Government International Bond
5.625% due 03/30/2021		100	100
Venezuela Government International Bond
6.000% due 12/09/2020 ^(b)		106	28
7.000% due 03/31/2038 ^(b)		36	10
7.650% due 04/21/2025 ^(b)		96	26
8.250% due 10/13/2024 ^(b)		157	43
9.000% due 05/07/2023 ^(b)		46	13
9.250% due 09/15/2027 ^(b)		143	41
9.250% due 05/07/2028 ^(b)		83	23
11.750% due 10/21/2026 ^(b)		10	3

Total Sovereign Issues (Cost $16,050)			13,667

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (c)		21,610	231

Total Common Stocks (Cost $273)			231

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.6%

CERTIFICATES OF DEPOSIT 0.1%
Barclays Bank PLC
1.940% due 09/04/2018		$300	300

COMMERCIAL PAPER 4.3%
Bank of Montreal
1.525% due 07/05/2018	CAD	860	654
Bank of Nova Scotia
1.543% due 07/03/2018		4,100	3,118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Entergy Corp.
2.730% due 07/09/2018		$2,400	$2,399
HP, Inc.
2.520% due 07/02/2018		2,500	2,500
Schlumberger Holdings
2.650% due 07/03/2018		2,400	2,399

			11,070

REPURCHASE AGREEMENTS (i) 0.3%
			697

SHORT-TERM NOTES 0.1%
Letras del Banco Central de la Republica Argentina
25.650% due 08/15/2018 (f)	ARS	7,830	257
Nigeria Open Market Operation Bills
15.696% due 11/08/2018 (f)	NGN	2,400	7
15.716% due 11/08/2018 (f)		11,000	29

			293

ARGENTINA TREASURY BILLS 0.4%
22.772% due 09/14/2018 - 10/12/2018 (d)(e)	ARS	20,432	668
2.919% due 07/13/2018 - 10/26/2018 (d)(e)		$300	300

			968

GREECE TREASURY BILLS 0.4%
1.095% due 10/05/2018 - 03/15/2019 (d)(e)	EUR	870	1,011

NIGERIA TREASURY BILLS 0.0%
15.567% due 10/04/2018 - 10/11/2018 (d)(e)	NGN	7,900	21

Total Short-Term Instruments (Cost $14,942)			14,360

Total Investments in Securities (Cost $292,324)			296,573

		SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio III		567,655	5,612

Total Short-Term Instruments (Cost $5,612)			5,612

Total Investments in Affiliates (Cost $5,612)			5,612

Total Investments 118.1% (Cost $297,936)			$302,185

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $(1,840))			355

Other Assets and Liabilities, net (18.2)%			(46,735)

Net Assets 100.0%			$255,805

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$697	U.S. Treasury Notes 2.750% due 11/15/2023	$(712)	$697	$697

Total Repurchase Agreements						$(712)	$697	$697

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.170%	06/12/2018	07/12/2018	$(1,370)	$(1,372)
GRE	1.930	04/18/2018	07/18/2018	(13,628)	(13,682)
SCX	2.130	05/24/2018	08/24/2018	(4,771)	(4,783)

Total Reverse Repurchase Agreements					$(19,837)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	2.060%	06/11/2018	07/11/2018	$(1,201)	$(1,203)

Total Sale-Buyback Transactions					$(1,203)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	3.000%	08/01/2048	$1,000	$(965)	$(968)

Total Short Sales (0.4)%				$(965)	$(968)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(1,372)	$0	$(1,372)	$1,363	$(9)
FICC	697	0	0	697	(712)	(15)
GRE	0	(13,682)	0	(13,682)	13,547	(135)
SCX	0	(4,783)	0	(4,783)	4,766	(17)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,203)	(1,203)	1,209	6

Total Borrowings and Other Financing Transactions	$697	$(19,837)	$(1,203)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(15,054)	$(4,783)	$0	$(19,837)

Total	$0	$(15,054)	$(4,783)	$0	$(19,837)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,203)	0	0	(1,203)

Total	$0	$(1,203)	$0	$0	$(1,203)

Total Borrowings	$0	$(16,257)	$(4,783)	$0	$(21,040)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(21,040)

(j)	Securities with an aggregate market value of $20,886 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(24,626) at a weighted average interest rate of 1.780%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond September Futures	09/2018	21	AUD	2,010	$33	$2	$(2)
U.S. Treasury 10-Year Note September Futures	09/2018	223	$	26,802	142	0	0

Total Futures Contracts					$175	$2	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	12/20/2022	1.312%		$1,000	$171	$(17)	$154	$0	$(1)
Deutsche Bank AG	1.000	Quarterly	06/20/2019	1.191	EUR	300	(1)	0	(1)	0	0
Navient Corp.	5.000	Quarterly	06/20/2022	2.296		$700	59	11	70	0	(1)

							$229	$(6)	$223	$0	$(2)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	5,850	$(441)	$68	$(373)	$0	$(1)
CDX.HY-30 5-Year Index	(5.000)	Quarterly	06/20/2023		1,140	(75)	7	(68)	0	(1)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023		3,700	(68)	11	(57)	0	(1)

						$(584)	$86	$(498)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	776	$(30)	$9	$(21)	$0	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		4,000	(81)	(77)	(158)	0	(1)

						$(111)	$(68)	$(179)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	06/20/2028		$1,300	$85	$(8)	$77	$1	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		3,800	(199)	378	179	6	0
Receive(6)	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(7)	47	40	0	(4)
Pay(6)	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	0	(64)	(64)	6	0
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(3)	2	(1)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(15)	9	(6)	0	(1)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	15,800	387	(356)	31	0	(4)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	10	8	18	0	(1)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	1,800	(25)	(42)	(67)	0	(3)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		700	(12)	(10)	(22)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	4,600	106	(77)	29	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	310,000	21	(29)	(8)	0	(1)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		90,000	0	(8)	(8)	0	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		50,000	0	(4)	(4)	0	0
Receive(6)	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		90,000	0	(4)	(4)	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		50,000	0	(3)	(3)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,396,000	(180)	(244)	(424)	0	(16)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		90,000	(3)	(6)	(9)	0	0
Pay	28-Day MXN-TIIE	5.095	Lunar	02/05/2021	MXN	25,500	(28)	(62)	(90)	3	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		2,000	(5)	(2)	(7)	0	0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		14,500	0	(46)	(46)	2	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		14,900	0	(46)	(46)	2	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	0	(13)	(13)	1	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		10,200	(33)	1	(32)	1	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		1,900	1	(8)	(7)	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		19,600	2	(58)	(56)	2	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		3,000	(18)	0	(18)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	(43)	(27)	(70)	3	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	0	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	2	(20)	(18)	1	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		4,300	(3)	(4)	(7)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		26,500	(3)	(72)	(75)	9	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		1,200	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	1	(9)	(8)	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		1,200	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		1,500	0	(7)	(7)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	0	(16)	(16)	3	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	2	0	2	0	0
Receive	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		900	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	0	(6)	(6)	1	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,400	0	(3)	(3)	1	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		9,500	(3)	(2)	(5)	2	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		1,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		2,500	(1)	0	(1)	1	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,700	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,800	0	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	0	(3)	(3)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Income Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.820%	Lunar	02/06/2023	MXN	3,900	$(1)	$1	$0	$1	$0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	0	0	1	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	13	(16)	(3)	3	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		1,800	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		42,200	19	(19)	0	10	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		3,300	0	0	0	0	(1)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,900	(10)	11	1	0	(7)
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	0	0	0	1	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		300	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		2,100	1	(1)	0	0	(1)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		3,100	3	0	3	0	(2)

							$61	$(845)	$(784)	$75	$(43)

Total Swap Agreements							$(405)	$(833)	$(1,238)	$75	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2	$75	$77	$0	$(2)	$(49)	$(51)

(l)

Securities with an aggregate market value of $424 and cash of $2,356 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	ARS	144		$6	$1	$0
	07/2018	AUD	2,377		1,790	31	0
	07/2018		$5	ARS	144	0	0
	07/2018		1,910	AUD	2,587	5	0
	08/2018	AUD	2,587		$1,910	0	(5)
	08/2018		$100	ZAR	1,272	0	(8)
	10/2018	DKK	2,220		$349	0	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2018	ARS	6,513		$263	$39	$0
	07/2018	EUR	10,247		11,885	0	(81)
	07/2018	JPY	1,216,400		11,200	213	0
	07/2018		$128	ARS	3,515	0	(6)
	07/2018		11,922	EUR	10,247	44	0
	08/2018	ARS	7,830		$364	105	0
	08/2018	EUR	10,247		11,949	0	(44)
BRC	07/2018	RUB	161,301		2,565	0	(1)
	07/2018		$13,402	GBP	10,249	124	0
	08/2018	GBP	10,249		$13,421	0	(124)
	08/2018		$2,554	RUB	161,301	1	0
CBK	07/2018	ARS	471		$22	5	0
	07/2018	DKK	9,247		1,541	91	0
	07/2018	GBP	9,866		13,071	51	0
	07/2018		$16	ARS	471	0	0
	07/2018		2,530	RUB	161,301	36	0
	08/2018	CAD	4,954		$3,839	68	0
	08/2018		$2,721	JPY	296,525	0	(35)
	08/2018		4,645	MXN	89,174	0	(193)
	11/2018	NGN	2,274		$6	0	0
GLM	08/2018	MXN	3,051		153	1	0
	08/2018	NZD	1,723		1,198	31	0
	08/2018		$618	MXN	12,822	22	0
MSB	10/2018	NGN	1,595		$4	0	0
RBC	07/2018	AUD	210		160	4	0
	07/2018	GBP	383		504	0	(1)
SCX	07/2018		$1,077	DKK	6,915	7	0
	08/2018		1,584	RUB	99,230	0	(13)
	08/2018		3,974	TRY	17,561	0	(221)
	10/2018	NGN	5,844		$16	0	0
	11/2018		10,361		27	0	(1)
	01/2019	BRL	16,200		4,854	745	0
TOR	07/2018		$11,071	JPY	1,216,400	0	(85)
	08/2018	JPY	1,216,400		$11,094	85	0

Total Forward Foreign Currency Contracts						$1,709	$(819)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$2,100	$(2)	$(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	07/18/2018	6,300	(7)	(2)
BPS	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	09/19/2018	600	(3)	(3)
	Put - OTC CDX.HY-30 5-Year Index	Sell	101.000	11/21/2018	600	(7)	(5)
	Put - OTC CDX.HY-30 5-Year Index	Sell	101.500	12/19/2018	600	(6)	(6)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	08/15/2018	2,300	(1)	(1)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018	5,000	(6)	(2)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018	300	0	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	08/15/2018	1,600	(2)	(1)
GST	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000	09/19/2018	600	(6)	(3)
MYC	Put - OTC CDX.HY-30 5-Year Index	Sell	104.500	09/19/2018	100	(1)	(1)

						$(41)	$(25)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC Fannie Mae, TBA 4.000% due 07/01/2048	$	101.039	07/05/2018	$1,500	$(6)	$(14)
	Put - OTC Fannie Mae, TBA 4.000% due 08/01/2048		101.438	08/06/2018	1,600	(5)	(3)
	Call - OTC Fannie Mae, TBA 4.000% due 08/01/2048		102.438	08/06/2018	1,600	(4)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Income Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
SAL	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	$	97.813	07/05/2018	$800	$(2)	$0
	Call - OTC Fannie Mae, TBA 3.500% due 07/01/2048		99.438	07/05/2018	1,000	(2)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 07/01/2048		99.813	07/05/2018	800	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 07/01/2048		100.031	07/05/2018	700	(1)	0
	Call - OTC Fannie Mae, TBA 4.000% due 08/01/2048		101.359	08/06/2018	1,600	(5)	(10)

						$(26)	$(30)

Total Written Options						$(67)	$(55)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2022	1.061%	$100	$(2)	$2	$0	$0
BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.295	100	(6)	1	0	(5)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	2.512	900	(40)	(14)	0	(54)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.789	100	(15)	9	0	(6)
BRC	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.898	200	1	0	1	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.141	550	(16)	14	0	(2)
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	2.512	3,000	(116)	(65)	0	(181)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.125	100	(1)	0	0	(1)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.683	400	(18)	(11)	0	(29)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.499	460	(86)	67	0	(19)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.789	600	(94)	60	0	(34)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.327	4,660	(102)	41	0	(61)
MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2022	2.011	1,200	(25)	(24)	0	(49)

							$(520)	$80	$1	$(441)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$ 11,700	$(255)	$203	$0	$(52)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,500	(594)	590	0	(4)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,400	1	(11)	0	(10)

						$(848)	$782	$0	$(66)

Total Swap Agreements						$(1,368)	$862	$1	$(507)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$37	$0	$0	$37	$(14)	$(3)	$0	$(17)	$20	$0	$20
BPS	401	0	0	401	(131)	(15)	(65)	(211)	190	0	190
BRC	125	0	1	126	(125)	0	(2)	(127)	(1)	0	(1)
CBK	251	0	0	251	(228)	(3)	(182)	(413)	(162)	248	86
FBF	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
GLM	54	0	0	54	0	0	0	0	54	0	54
GST	0	0	0	0	0	(3)	(199)	(202)	(202)	0	(202)
MSB	0	0	0	0	0	0	0	0	0	62	62
MYC	0	0	0	0	0	(1)	(49)	(50)	(50)	0	(50)
RBC	4	0	0	4	(1)	0	0	(1)	3	0	3
SAL	0	0	0	0	0	(12)	(10)	(22)	(22)	0	(22)
SCX	752	0	0	752	(235)	0	0	(235)	517	(350)	167
TOR	85	0	0	85	(85)	0	0	(85)	0	0	0

Total Over the Counter	$1,709	$0	$1	$1,710	$(819)	$(55)	$(507)	$(1,381)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(n)	Securities with an aggregate market value of $310 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	75	75

	$0	$0	$0	$0	$77	$77

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,709	$0	$1,709
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$1,709	$0	$1,710

	$0	$1	$0	$1,709	$77	$1,787

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	6	0	0	43	49

	$0	$6	$0	$0	$45	$51

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$819	$0	$819
Written Options	0	25	0	0	30	55
Swap Agreements	0	507	0	0	0	507

	$0	$532	$0	$819	$30	$1,381

	$0	$538	$0	$819	$75	$1,432

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Income Portfolio (Cont.)

June 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(508)	$(508)
Swap Agreements	0	30	0	0	(349)	(319)

	$0	$30	$0	$0	$(857)	$(827)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$411	$0	$411
Written Options	0	7	0	0	8	15
Swap Agreements	0	136	0	0	(17)	119

	$0	$143	$0	$411	$(9)	$545

	$0	$173	$0	$411	$(866)	$(282)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$253	$253
Swap Agreements	0	(111)	0	0	(344)	(455)

	$0	$(111)	$0	$0	$(91)	$(202)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,388	$0	$1,388
Written Options	0	16	0	0	(2)	14
Swap Agreements	0	(312)	0	0	13	(299)

	$0	$(296)	$0	$1,388	$11	$1,103

	$0	$(407)	$0	$1,388	$(80)	$901

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,663	$272	$6,935
Corporate Bonds & Notes
Banking & Finance	0	29,385	0	29,385
Industrials	0	19,486	0	19,486
Utilities	0	10,599	0	10,599
Convertible Bonds & Notes
Industrials	0	179	0	179
Municipal Bonds & Notes
Illinois	0	401	0	401
Puerto Rico	0	92	0	92
U.S. Government Agencies	0	33,526	0	33,526
U.S. Treasury Obligations	0	80,273	0	80,273
Non-Agency Mortgage-Backed Securities	0	16,251	0	16,251
Asset-Backed Securities	0	71,188	0	71,188
Sovereign Issues	0	13,667	0	13,667
Common Stocks
Consumer Discretionary	231	0	0	231
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Commercial Paper	0	11,070	0	11,070
Repurchase Agreements	0	697	0	697
Short-Term Notes	0	293	0	293
Argentina Treasury Bills	0	968	0	968
Greece Treasury Bills	0	1,011	0	1,011
Nigeria Treasury Bills	0	21	0	21

	$231	$296,070	$272	$296,573

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,612	$0	$0	$5,612

Total Investments	$5,843	$296,070	$272	$302,185

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(968)	$0	$(968)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	75	0	77
Over the counter	0	1,710	0	1,710

	$2	$1,785	$0	$1,787

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(49)	0	(51)
Over the counter	0	(1,381)	0	(1,381)

	$(2)	$(1,430)	$0	$(1,432)

Total Financial Derivative Instruments	$0	$355	$0	$355

Totals	$5,843	$295,457	$272	$301,572

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

(“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

SEMIANNUAL REPORT	JUNE 30, 2018	27

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,200	$57,812	$(53,400)	$1	$(1)	$5,612	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had $447,713 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a

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monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased

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Notes to Financial Statements (Cont.)

or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty.

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The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The

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Notes to Financial Statements (Cont.)

premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of

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Notes to Financial Statements (Cont.)

Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels,

(iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the

SEMIANNUAL REPORT	JUNE 30, 2018	37

Notes to Financial Statements (Cont.)

investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.25%	0.40%	0.40%*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M*	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the

SEMIANNUAL REPORT	JUNE 30, 2018	39

Notes to Financial Statements (Cont.)

valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2018, were as follows (amounts in thousands†):

Expiring within
12 months	13-24 months	25-36 months	Total
$0	$65	$6	$71

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$9,007	$470

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$230,380	$221,355	$30,113	$20,390

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,833	19,459	7,842	82,714
Advisor Class	1,412	14,986	1,060	11,377
Issued as reinvestment of distributions
Institutional Class	0	0	0	1
Administrative Class	104	1,108	135	1,437
Advisor Class	233	2,476	387	4,095
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(2,488)	(26,539)	(1,747)	(18,553)
Advisor Class	(678)	(7,204)	(2,093)	(22,147)
Net increase (decrease) resulting from Portfolio share transactions	416	$4,286	5,584	$58,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 83% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Income Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2018	41

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$295,145	$14,366	$(9,028)	$5,338

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	GST	Goldman Sachs International	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira
CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
CHF	Swiss Franc	NGN	Nigerian Naira	ZAR	South African Rand
DKK	Danish Krone	NZD	New Zealand Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

SEMIANNUAL REPORT	JUNE 30, 2018	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT20SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

* Effective July 30, 2018 the Fund’s name was changed from PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) to PIMCO International Bond Portfolio (U.S. Dollar-Hedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

4	PIMCO VARIABLE INSURANCE TRUST

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2018†§

United States‡	43.9%
United Kingdom	8.6%
Sweden	4.2%
France	3.6%
Japan	3.5%
Italy	3.4%
Canada	3.2%
Cayman Islands	2.8%
Denmark	2.7%
Spain	2.4%
Netherlands	2.4%
Saudi Arabia	1.6%
Ireland	1.3%
Slovenia	1.1%
Qatar	1.0%
Other	5.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	1.65%	3.74%	4.94%	6.29%	5.70%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	1.58%	3.59%	4.78%	6.14%	5.29%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	1.53%	3.49%	—	—	4.31%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	1.42%	3.27%	4.04%	4.44%	4.53%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.78% for Institutional Class shares, 0.93% for Administrative Class shares, and 1.03% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to performance, as total returns were positive during the reporting period.

»	Underweight exposure to investment grade corporate spread duration contributed to relative performance, as spreads widened.

»	Underweight exposure to U.K. rates contributed to performance, as rates rose.

»	Long exposure to the Russian ruble and Turkish lira detracted from performance, as the currencies depreciated against the U.S. dollar, over the reporting period.

»	Holdings of sovereign emerging markets external debt detracted from performance. The broader market for external emerging market debt declined.

»	Long positioning in the Argentine peso detracted from performance, as the currency depreciated versus the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,016.50	$3.95	$1,000.00	$1,020.88	$3.96	0.79%
Administrative Class	1,000.00	1,015.80	4.70	1,000.00	1,020.13	4.71	0.94
Advisor Class	1,000.00	1,015.30	5.20	1,000.00	1,019.64	5.21	1.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total
Institutional Class
01/01/2018 - 06/30/2018+	$10.79	$0.09	$0.09	$0.18	$(0.07)	$0.00	$(0.07)
12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)
12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)
12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	(0.40)
12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	(0.28)
12/31/2013	10.80	0.23	(0.16)	0.07	(0.22)	(0.60)	(0.82)
Administrative Class
01/01/2018 - 06/30/2018+	10.79	0.09	0.08	0.17	(0.06)	0.00	(0.06)
12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)
12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)
12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)
12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	(0.26)
12/31/2013	10.80	0.22	(0.17)	0.05	(0.20)	(0.60)	(0.80)
Advisor Class
01/01/2018 - 06/30/2018+	10.79	0.08	0.08	0.16	(0.05)	0.00	(0.05)
12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)
12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)
12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)
04/30//2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.90	1.65%	$7,358	0.79	%*	0.79	%*	0.75	%*	0.75	%*	1.73	%*	94%
10.79	2.92	6,705	0.78		0.78		0.75		0.75		1.37		158
11.02	6.63	5,045	0.78		0.78		0.75		0.75		1.46		330
10.54	0.44	3,001	0.75		0.75		0.75		0.75		1.15		302
10.90	11.32	879	0.76		0.76		0.75		0.75		1.99		176
10.05	0.65	22	0.77		0.77		0.75		0.75		2.18		127

10.90	1.58	80,402	0.94	*	0.94	*	0.90	*	0.90	*	1.58	*	94
10.79	2.76	76,989	0.93		0.93		0.90		0.90		1.21		158
11.02	6.48	64,537	0.93		0.93		0.90		0.90		1.31		330
10.54	0.29	73,278	0.90		0.90		0.90		0.90		0.90		302
10.90	11.16	89,343	0.91		0.91		0.90		0.90		1.73		176
10.05	0.50	66,176	0.92		0.92		0.90		0.90		2.03		127

10.90	1.53	452,269	1.04	*	1.04	*	1.00	*	1.00	*	1.48	*	94
10.79	2.66	431,545	1.03		1.03		1.00		1.00		1.11		158
11.02	6.37	341,567	1.03		1.03		1.00		1.00		1.21		330
10.54	0.19	221,379	1.00		1.00		1.00		1.00		0.90		302
10.90	7.31	69,716	1.01	*	1.01	*	1.00	*	1.00	*	1.79	*	176

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$576,781
Investments in Affiliates	39,074
Financial Derivative Instruments
Exchange-traded or centrally cleared	544
Over the counter	5,426
Deposits with counterparty	2,435
Foreign currency, at value	2,780
Receivable for investments sold	34,728
Receivable for TBA investments sold	58,166
Receivable for Portfolio shares sold	12
Interest and/or dividends receivable	3,166
Dividends receivable from Affiliates	87
Total Assets	723,199

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$16,778
Financial Derivative Instruments
Exchange-traded or centrally cleared	631
Over the counter	3,975
Payable for investments purchased	37,726
Payable for investments in Affiliates purchased	87
Payable for TBA investments purchased	119,735
Deposits from counterparty	3,620
Payable for Portfolio shares redeemed	170
Accrued investment advisory fees	114
Accrued supervisory and administrative fees	228
Accrued distribution fees	95
Accrued servicing fees	10
Other liabilities	1
Total Liabilities	183,170

Net Assets	$540,029

Net Assets Consist of:
Paid in capital	$533,485
Undistributed (overdistributed) net investment income	(11,850)
Accumulated undistributed net realized gain (loss)	10,924
Net unrealized appreciation (depreciation)	7,470

Net Assets	$540,029

Net Assets:
Institutional Class	$7,358
Administrative Class	80,402
Advisor Class	452,269

Shares Issued and Outstanding:
Institutional Class	675
Administrative Class	7,373
Advisor Class	41,476

Net Asset Value Per Share Outstanding:
Institutional Class	$10.90
Administrative Class	10.90
Advisor Class	10.90

Cost of investments in securities	$575,157
Cost of investments in Affiliates	$39,084
Cost of foreign currency held	$2,712
Cost or premiums of financial derivative instruments, net	$6,637

* Includes repurchase agreements of:	$1,846

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$6,284
Dividends	7
Dividends from Investments in Affiliates	328
Total Income	6,619

Expenses:
Investment advisory fees	655
Supervisory and administrative fees	1,310
Servicing fees - Administrative Class	58
Distribution and/or servicing fees - Advisor Class	550
Trustee fees	7
Interest expense	111
Miscellaneous expense	2
Total Expenses	2,693

Net Investment Income (Loss)	3,926

Net Realized Gain (Loss):
Investments in securities	4,279
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	6,458
Over the counter financial derivative instruments	4,946
Short sales	1
Foreign currency	(6,304)

Net Realized Gain (Loss)	9,379

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(12,899)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	1,251
Over the counter financial derivative instruments	2,183
Foreign currency assets and liabilities	4,582

Net Change in Unrealized Appreciation (Depreciation)	(4,884)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,421

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,926	$5,207
Net realized gain (loss)	9,379	1,892
Net change in unrealized appreciation (depreciation)	(4,884)	5,210

Net Increase (Decrease) in Net Assets Resulting from Operations	8,421	12,309

Distributions to Shareholders:
From net investment income
Institutional Class	(44)	(321)
Administrative Class	(434)	(3,626)
Advisor Class	(2,235)	(19,788)

Total Distributions(a)	(2,713)	(23,735)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	19,082	115,516

Total Increase (Decrease) in Net Assets	24,790	104,090

Net Assets:
Beginning of period	515,239	411,149
End of period*	$540,029	$515,239

* Including undistributed (overdistributed) net investment income of:	$(11,850)	$(13,063)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.8%

ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	600	$639
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	7,810	246
40.000% (ARPP7DRR) due 06/21/2020 ~		9,070	327

Total Argentina (Cost $1,681)			1,212

AUSTRALIA 0.2%

ASSET-BACKED SECURITIES 0.1%
Driver Australia Four Trust
2.920% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	940	696

CORPORATE BONDS & NOTES 0.1%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	299
7.750% due 07/06/2018	AUD	500	370

			669

SOVEREIGN ISSUES 0.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)		129	108

Total Australia (Cost $1,544)			1,473

BRAZIL 0.5%

CORPORATE BONDS & NOTES 0.5%
Petrobras Global Finance BV
5.999% due 01/27/2028		$1,517	1,376
6.125% due 01/17/2022		102	104
7.375% due 01/17/2027		1,200	1,201

Total Brazil (Cost $2,880)			2,681

CANADA 3.7%

CORPORATE BONDS & NOTES 1.5%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	96
Bank of Nova Scotia
1.875% due 04/26/2021		1,200	1,162
Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		500	500
Enbridge, Inc.
2.737% (US0003M + 0.400%) due 01/10/2020 ~		1,200	1,200
3.041% (US0003M + 0.700%) due 06/15/2020 ~		400	402
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	583
Royal Bank of Canada
2.200% due 09/23/2019		$400	397
2.300% due 03/22/2021		800	785
Toronto-Dominion Bank
2.250% due 03/15/2021		800	783
2.500% due 01/18/2023		2,000	1,958

			7,866

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Canadian Mortgage Pools
1.750% due 06/01/2020	CAD	180	138
1.950% due 07/01/2020		501	383
1.950% due 08/01/2020		194	149

			670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%
Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)	CAD	461	$440
Province of Alberta
1.250% due 06/01/2020		1,100	823
2.350% due 06/01/2025		1,100	820
Province of British Columbia
2.300% due 06/18/2026		200	149
Province of Ontario
2.600% due 06/02/2025		9,900	7,490
3.500% due 06/02/2024		600	478
6.200% due 06/02/2031		100	103
Province of Quebec
3.000% due 09/01/2023		1,100	856

			11,159

Total Canada (Cost $19,962)			19,695

CAYMAN ISLANDS 3.3%

ASSET-BACKED SECURITIES 3.1%
Avery Point CLO Ltd.
3.475% due 01/18/2025 •		$1,304	1,304
Carlyle Global Market Strategies CLO Ltd.
3.488% due 10/16/2025 •		2,200	2,201
Dryden Senior Loan Fund
3.248% due 10/15/2027 •		1,200	1,201
Evans Grove CLO Ltd.
3.239% due 05/28/2028 •		300	300
Flagship Ltd.
3.479% due 01/20/2026 •		1,885	1,887
Marathon CLO Ltd.
3.201% due 11/21/2027 •		1,300	1,298
Mountain Hawk CLO Ltd.
2.902% due 10/15/2026 •		300	300
NewMark Capital Funding CLO Ltd.
3.528% due 06/30/2026 •		1,100	1,100
Oak Hill Credit Partners Ltd.
3.489% due 07/20/2026 •		2,200	2,203
Oaktree CLO Ltd.
3.579% due 10/20/2026 •		2,100	2,103
Octagon Investment Partners Ltd.
3.448% due 04/15/2026 •		1,100	1,100
Staniford Street CLO Ltd.
3.521% due 06/15/2025 •		798	799
Symphony CLO LP
3.431% (US0003M + 1.100%) due 01/09/2023 ~		48	48
Venture CLO Ltd.
3.228% due 04/15/2027 •		300	299
WhiteHorse Ltd.
3.010% due 04/17/2027 •		300	300

			16,443

CORPORATE BONDS & NOTES 0.2%
KSA Sukuk Ltd.
2.894% due 04/20/2022		500	487
QNB Finance Ltd.
1.880% due 08/02/2018		400	400
Tencent Holdings Ltd.
3.595% due 01/19/2028		200	189

			1,076

Total Cayman Islands (Cost $17,535)			17,519

DENMARK 3.0%

CORPORATE BONDS & NOTES 3.0%
BRFkredit A/S
2.000% due 10/01/2047	DKK	9,967	1,579
2.500% due 10/01/2047		88	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047	DKK	29,498	$4,678
2.000% due 10/01/2050		2,979	466
2.500% due 10/01/2037		1,178	196
Nykredit Realkredit A/S
2.000% due 10/01/2047		16,352	2,592
2.000% due 10/01/2050		3,078	482
2.500% due 10/01/2037		5,593	931
2.500% due 10/01/2047		35	6
Realkredit Danmark A/S
2.000% due 10/01/2047		27,210	4,310
2.500% due 10/01/2037		6,776	1,128
2.500% due 07/01/2047		88	14

Total Denmark (Cost $15,226)			16,396

FRANCE 4.1%

CORPORATE BONDS & NOTES 2.1%
Credit Agricole S.A.
8.125% due 09/19/2033 •(h)		$1,200	1,212
Danone S.A.
1.691% due 10/30/2019		700	688
Dexia Credit Local S.A.
1.875% due 09/15/2021		2,000	1,929
2.250% due 02/18/2020		2,600	2,574
2.375% due 09/20/2022		600	582
2.500% due 01/25/2021		2,400	2,371
Electricite de France S.A.
4.600% due 01/27/2020		1,000	1,023
Societe Generale S.A.
8.250% due 11/29/2018 •(g)(h)		700	709

			11,088

SOVEREIGN ISSUES 2.0%
France Government International Bond
2.000% due 05/25/2048 (j)	EUR	7,400	9,597
3.250% due 05/25/2045 (j)		800	1,312

			10,909

Total France (Cost $20,708)			21,997

GERMANY 1.0%

CORPORATE BONDS & NOTES 1.0%
Deutsche Bank AG
2.700% due 07/13/2020		$600	584
3.150% due 01/22/2021		500	484
3.177% (US0003M + 0.815%) due 01/22/2021 ~		1,300	1,276
4.250% due 10/14/2021		1,800	1,774
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		600	591
Landwirtschaftliche Rentenbank
4.750% due 03/12/2019	NZD	1,200	827

Total Germany (Cost $5,784)			5,536

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	791

Total Guernsey, Channel Islands (Cost $798)			791

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
AIA Group Ltd.
3.900% due 04/06/2028		$400	400
CNPC General Capital Ltd.
2.750% due 05/14/2019		500	498

Total Hong Kong (Cost $899)			898

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.0%

CORPORATE BONDS & NOTES 0.0%
ICICI Bank Ltd.
3.441% (US0003M + 1.120%) due 12/04/2018 ~		$200	$200

Total India (Cost $200)			200

IRELAND 1.5%

ASSET-BACKED SECURITIES 0.6%
Carlyle Global Market Strategies Euro CLO Ltd.
0.654% due 08/15/2027 •	EUR	1,900	2,221
CVC Cordatus Loan Fund Ltd.
0.780% due 01/24/2028 •		800	936

			3,157

CORPORATE BONDS & NOTES 0.7%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$1,500	1,509
4.625% due 10/30/2020		800	816
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		400	408
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		700	690
SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		400	391

			3,814

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	700	1,093

Total Ireland (Cost $7,710)			8,064

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%
Israel Government International Bond
3.250% due 01/17/2028		$500	484
4.125% due 01/17/2048		300	284

Total Israel (Cost $794)			768

ITALY 3.8%

CORPORATE BONDS & NOTES 0.8%
Banca Carige SpA
3.875% due 10/24/2018	EUR	1,000	1,179
Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(g)(h)		700	808
7.750% due 01/11/2027 •(g)(h)		800	1,010
Wind Tre SpA
3.125% due 01/20/2025		1,200	1,140

			4,137

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Casa d’Este Finance SRL
0.029% due 09/15/2040 •		20	24
Claris Abs SRL
0.081% due 10/31/2060 •		157	182

			206

SOVEREIGN ISSUES 3.0%
Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021		2,600	2,955
1.450% due 11/15/2024		6,000	6,710
2.450% due 09/01/2033		400	438
2.700% due 03/01/2047		100	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.800% due 03/01/2067	EUR	1,000	$1,014
2.950% due 09/01/2038		2,700	3,047
3.450% due 03/01/2048		1,000	1,175
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	946

			16,389

Total Italy (Cost $21,807)			20,732

JAPAN 4.1%

CORPORATE BONDS & NOTES 1.1%
Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$700	671
2.903% (US0003M + 0.540%) due 08/04/2020 ~		2,600	2,607
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	202
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		230	228
3.455% due 03/02/2023		600	595
Mizuho Financial Group, Inc.
3.207% (US0003M + 0.880%) due 09/11/2022 ~		700	704
ORIX Corp.
3.250% due 12/04/2024		200	191
Sumitomo Mitsui Financial Group, Inc.
4.007% (US0003M + 1.680%) due 03/09/2021 ~		600	619

			5,817

SOVEREIGN ISSUES 3.0%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		1,200	1,145
Japan Bank for International Cooperation
2.000% due 11/04/2021		1,300	1,256
2.375% due 07/21/2022		300	291
2.375% due 11/16/2022		500	484
2.500% due 06/01/2022		300	293
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,100	2,040
2.625% due 04/20/2022		1,100	1,073
Japan Government International Bond
0.300% due 06/20/2046	JPY	620,000	5,052
0.500% due 09/20/2046		350,000	3,009
Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	676
2.500% due 06/08/2022		600	584

			15,903

Total Japan (Cost $22,948)			21,720

JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Aptiv PLC
3.150% due 11/19/2020		$1,100	1,093

Total Jersey, Channel Islands (Cost $1,120)			1,093

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%
Kuwait International Government Bond
2.750% due 03/20/2022		$900	878
3.500% due 03/20/2027		2,800	2,731

Total Kuwait (Cost $3,671)			3,609

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%
Lithuania Government International Bond
6.125% due 03/09/2021		$1,000	1,071

Total Lithuania (Cost $1,068)			1,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%
Aroundtown S.A.
1.625% due 01/31/2028	EUR	700	$764
Emerald Bay S.A.
0.000% due 10/08/2020 (d)		289	316
European Financial Stability Facility
1.375% due 05/31/2047		350	392
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019		400	473

Total Luxembourg (Cost $1,957)			1,945

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Preferred Term Securities Ltd.
2.735% (US0003M + 0.400%) due 06/23/2035 ~		$966	908

Total Multinational (Cost $712)			908

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 0.3%
Babson Euro CLO BV
1.300% due 04/15/2027	EUR	700	820
Chapel BV
0.031% due 07/17/2066 •		94	109
Penta CLO BV
0.790% due 08/04/2028 •		600	702

			1,631

CORPORATE BONDS & NOTES 2.4%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,393
Cooperatieve Rabobank UA
3.125% due 04/26/2021		$400	399
6.875% due 03/19/2020 (h)	EUR	700	908
ING Bank NV
2.625% due 12/05/2022		$3,600	3,523
4.125% due 11/21/2023 •		3,100	3,110
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	477
Mylan NV
2.500% due 06/07/2019		110	110
NXP BV
4.125% due 06/01/2021		800	800
Petrobras Global Finance BV
8.375% due 12/10/2018		200	204
Schaeffler Finance BV
4.750% due 05/15/2023		500	497
Stichting AK Rabobank Certificaten
6.500% (g)	EUR	150	208
Syngenta Finance NV
3.698% due 04/24/2020		$700	698
Teva Pharmaceutical Finance Netherlands BV
0.125% due 07/27/2018	CHF	100	101
3.250% due 04/15/2022	EUR	300	356
Vonovia Finance BV
5.000% due 10/02/2023		$100	102

			12,886

Total Netherlands (Cost $14,554)			14,517

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,100	1,072
3.250% due 06/28/2023		500	500

			1,572

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	$238

Total Norway (Cost $1,854)			1,810

POLAND 0.3%

SOVEREIGN ISSUES 0.3%
Poland Government International Bond
2.250% due 04/25/2022	PLN	6,600	1,766

Total Poland (Cost $1,649)			1,766

PORTUGAL 0.0%

CORPORATE BONDS & NOTES 0.0%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(b)	EUR	300	105

Total Portugal (Cost $339)			105

QATAR 1.1%

CORPORATE BONDS & NOTES 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$400	416

SOVEREIGN ISSUES 1.0%
Qatar Government International Bond
3.875% due 04/23/2023		3,800	3,804
4.500% due 04/23/2028		1,800	1,820

			5,624

Total Qatar (Cost $5,992)			6,040

SAUDI ARABIA 1.8%

SOVEREIGN ISSUES 1.8%
Saudi Government International Bond
2.375% due 10/26/2021		$3,700	3,558
2.875% due 03/04/2023		1,000	963
3.250% due 10/26/2026		400	376
3.625% due 03/04/2028		900	858
4.000% due 04/17/2025		1,900	1,893
4.500% due 04/17/2030		2,100	2,102

Total Saudi Arabia (Cost $9,926)			9,750

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%
BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	958
3.500% due 09/18/2027		300	276
Clifford Capital Pte Ltd.
3.380% due 03/07/2028		600	592
Oversea-Chinese Banking Corp. Ltd.
2.771% (US0003M + 0.450%) due 05/17/2021 ~		700	702
PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		400	368

Total Singapore (Cost $2,945)			2,896

SLOVENIA 1.2%

SOVEREIGN ISSUES 1.2%
Slovenia Government International Bond
4.125% due 02/18/2019		$5,100	5,141
5.250% due 02/18/2024		1,419	1,545

Total Slovenia (Cost $6,644)			6,686

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$400	$389

Total South Korea (Cost $394)			389

SPAIN 2.8%

CORPORATE BONDS & NOTES 0.7%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)	EUR	400	487
Banco Santander S.A.
3.848% due 04/12/2023		$200	196
6.250% due 09/11/2021 •(g)(h)	EUR	200	246
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		$800	826
5.877% due 07/15/2019		2,000	2,058

			3,813

SOVEREIGN ISSUES 2.1%
Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	248
4.900% due 09/15/2021		1,100	1,396
4.950% due 02/11/2020		1,370	1,693
Autonomous Community of Valencia
4.900% due 03/17/2020		600	756
Spain Government International Bond
1.450% due 10/31/2027		2,700	3,209
2.150% due 10/31/2025		800	1,017
2.900% due 10/31/2046		2,300	2,933

			11,252

Total Spain (Cost $14,439)			15,065

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 06/21/2023	AUD	500	328
0.500% due 08/10/2023		400	261

Total Supranational (Cost $653)			589

SWEDEN 4.8%

CORPORATE BONDS & NOTES 4.8%
Danske Hypotek AB
1.000% due 12/21/2022	SEK	18,000	2,053
Lansforsakringar Hypotek AB
1.250% due 09/20/2023		24,600	2,824
2.250% due 09/21/2022		17,600	2,111
Nordea Hypotek AB
1.000% due 04/08/2022		38,900	4,458
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		14,000	1,633
Stadshypotek AB
1.500% due 12/15/2021		31,000	3,616
2.500% due 09/18/2019		1,000	116
2.500% due 04/05/2022		$300	293
4.500% due 09/21/2022	SEK	22,000	2,876
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		25,000	2,889
2.000% due 06/17/2026		6,000	707
Swedbank Hypotek AB
1.000% due 09/15/2021		3,900	448
1.000% due 06/15/2022		16,800	1,923

Total Sweden (Cost $26,054)			25,947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.8%
Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	$213
Credit Suisse Group AG
3.536% (US0003M + 1.200%) due 12/14/2023 ~		800	805
UBS AG
2.200% due 06/08/2020		900	882
2.780% (US0003M + 0.480%) due 12/01/2020 ~		1,200	1,201
2.901% due 06/08/2020 •		1,400	1,405

			4,506

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	448

Total Switzerland (Cost $4,945)			4,954

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%
First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$500	491

SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		500	480
3.125% due 10/11/2027		900	839

			1,319

Total United Arab Emirates (Cost $1,891)			1,810

UNITED KINGDOM 9.8%

CORPORATE BONDS & NOTES 4.9%
Barclays Bank PLC
7.625% due 11/21/2022 (h)		$3,300	3,559
Barclays PLC
3.650% due 03/16/2025		600	563
4.463% (US0003M + 2.110%) due 08/10/2021 ~		600	623
6.500% due 09/15/2019 •(g)(h)	EUR	200	241
7.000% due 09/15/2019 •(g)(h)	GBP	200	270
8.000% due 12/15/2020 •(g)(h)	EUR	200	259
BAT International Finance PLC
1.625% due 09/09/2019		$400	393
BP Capital Markets PLC
4.750% due 11/15/2018	AUD	500	373
British Telecommunications PLC
2.350% due 02/14/2019		$500	499
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 ×	GBP	400	573
Frontier Finance PLC
8.000% due 03/23/2022		1,500	1,979
HSBC Holdings PLC
2.926% (US0003M + 0.600%) due 05/18/2021 ~		$600	601
3.326% (US0003M + 1.000%) due 05/18/2024 ~		300	299
3.950% due 05/18/2024 •		400	399
6.250% due 03/23/2023 •(g)(h)		300	295
6.500% due 03/23/2028 •(g)(h)		300	288
Imperial Brands Finance PLC
2.950% due 07/21/2020		800	792
Lloyds Bank PLC
5.125% due 03/07/2025	GBP	700	1,121

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(g)(h)	GBP	1,200	$1,617
7.875% due 06/27/2029 •(g)(h)		200	307
Nationwide Building Society
3.766% due 03/08/2024 •		$1,200	1,176
6.875% due 06/20/2019 •(g)(h)	GBP	300	405
10.250% ~(g)		1	193
RAC Bond Co. PLC
4.870% due 05/06/2046		300	413
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	574
Royal Bank of Scotland Group PLC
3.885% (US0003M + 1.550%) due 06/25/2024 ~		1,000	999
4.519% due 06/25/2024 •		600	601
7.500% due 08/10/2020 •(g)(h)		500	511
Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,679
2.875% due 08/05/2021		400	388
7.375% due 06/24/2022 •(g)(h)	GBP	200	275
Smiths Group PLC
7.200% due 05/15/2019		$600	618
Tesco PLC
5.125% due 04/10/2047	EUR	400	586
6.125% due 02/24/2022	GBP	50	75
Tesco Property Finance PLC
5.411% due 07/13/2044		194	291
7.623% due 07/13/2039		89	158
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	646
Virgin Money PLC
2.250% due 04/21/2020		700	932
Vodafone Group PLC
3.290% (US0003M + 0.990%) due 01/16/2024 ~		$500	498
3.750% due 01/16/2024		400	397

			26,466

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%
Business Mortgage Finance PLC
1.020% due 02/15/2039 •	GBP	70	92
2.640% due 02/15/2041 •		267	352
Eurohome UK Mortgages PLC
0.781% due 06/15/2044 •		428	552
Eurosail PLC
0.785% due 06/10/2044 •		19	25
1.577% due 06/13/2045 •		625	824
Mansard Mortgages PLC
1.281% due 12/15/2049 •		162	212
Newgate Funding PLC
0.777% due 12/01/2050 •		300	375
1.631% due 12/15/2050 •		278	364
Paragon Mortgages PLC
0.787% due 01/15/2039 •		761	971
Ripon Mortgages PLC
1.423% due 08/20/2056 •		1,606	2,130
RMAC Securities PLC
0.775% due 06/12/2044 •		490	624
Thrones PLC
1.490% due 11/15/2049 •		267	352
Towd Point Mortgage Funding PLC
1.823% due 02/20/2054 •		1,242	1,649

			8,522

SOVEREIGN ISSUES 3.3%
United Kingdom Gilt
1.500% due 07/22/2047		3,600	4,498
3.250% due 01/22/2044 (j)		3,800	6,548
3.500% due 01/22/2045 (j)		600	1,083

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 12/07/2040 (j)	GBP	1,200	$2,324
4.250% due 12/07/2046		1,600	3,294

			17,747

Total United Kingdom (Cost $52,604)			52,735

UNITED STATES 42.7%

ASSET-BACKED SECURITIES 5.3%
ACE Securities Corp. Home Equity Loan Trust
2.231% due 07/25/2036 •		$1,472	$1,216
Amortizing Residential Collateral Trust
2.791% due 10/25/2031 •		1	1
Amresco Residential Securities Corp. Mortgage Loan Trust
3.031% due 06/25/2029 •		1	1
Argent Mortgage Loan Trust
2.331% due 05/25/2035 •		1,992	1,898
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.471% due 02/25/2036 •		634	501
Citigroup Mortgage Loan Trust
2.251% due 12/25/2036 •		606	401
2.351% due 03/25/2036 •		671	580
Citigroup Mortgage Loan Trust, Inc.
2.351% due 06/25/2037 •		2,700	2,608
Countrywide Asset-Backed Certificates
2.221% due 12/25/2036 ^•		445	417
2.231% due 06/25/2035 •		424	389
2.231% due 03/25/2037 •		2,044	1,754
2.231% due 06/25/2037 •		555	527
2.231% due 07/25/2037 •		399	370
2.231% due 06/25/2047 ^•		447	414
2.231% due 06/25/2047 •		1,357	1,277
2.241% due 04/25/2047 ^•		438	423
2.381% due 07/25/2036 •		487	478
4.814% due 08/25/2035 ^~		608	553
Countrywide Asset-Backed Certificates Trust
3.441% due 04/25/2035 •		1,000	1,015
Credit Suisse First Boston Mortgage Securities Corp.
2.711% due 01/25/2032 •		1	1
GSAMP Trust
2.736% due 11/25/2035 ^•		1,356	1,007
Home Equity Mortgage Loan Asset-Backed Trust
2.331% due 04/25/2037 •		624	471
HSI Asset Securitization Corp. Trust
2.351% due 04/25/2037 •		842	510
Long Beach Mortgage Loan Trust
2.651% due 10/25/2034 •		12	12
Morgan Stanley ABS Capital, Inc. Trust
2.221% due 10/25/2036 •		164	156
Morgan Stanley Home Equity Loan Trust
2.191% due 12/25/2036 •		1,090	670
2.321% due 04/25/2037 •		901	619
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^×		174	82
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.381% due 03/25/2036 •		700	684
NovaStar Mortgage Funding Trust
2.221% due 03/25/2037 •		804	622
Option One Mortgage Loan Trust
2.231% due 01/25/2037 •		475	371
Renaissance Home Equity Loan Trust
4.641% due 12/25/2032 •		439	429
5.294% due 01/25/2037 ×		646	354
5.675% due 06/25/2037 ^×		1,053	488
5.731% due 11/25/2036 ×		1,020	608
Residential Asset Mortgage Products Trust
2.311% due 12/25/2035 •		456	404
2.321% due 12/25/2035 •		1,062	908
Residential Asset Securities Corp. Trust
2.341% due 11/25/2036 ^•		2,041	1,763

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saxon Asset Securities Trust
3.841% due 12/25/2037 •		$423	$402
3.891% due 05/25/2031 •		647	586
SLM Student Loan Trust
1.177% due 03/15/2038 •	GBP	673	867
Soundview Home Loan Trust
2.241% due 06/25/2037 •		$93	68
Structured Asset Investment Loan Trust
2.221% due 07/25/2036 •		531	432
2.401% due 01/25/2036 •		1,560	1,453
Terwin Mortgage Trust
3.031% due 11/25/2033 •		25	25

			28,815

CORPORATE BONDS & NOTES 15.7%
AIG Global Funding
2.817% (US0003M + 0.480%) due 07/02/2020 ~		1,000	1,001
Allergan Sales LLC
5.000% due 12/15/2021		600	621
Ally Financial, Inc.
8.000% due 11/01/2031		200	239
American Honda Finance Corp.
2.713% (US0003M + 0.350%) due 11/05/2021 ~		300	300
American Tower Corp.
3.450% due 09/15/2021		500	498
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		1,100	1,085
3.300% due 02/01/2023		500	496
AT&T, Inc.
1.800% due 09/05/2026	EUR	1,000	1,175
2.975% (US0003M + 0.750%) due 06/01/2021 ~		$2,700	2,712
3.298% (US0003M + 0.950%) due 07/15/2021 ~		1,400	1,414
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		100	99
4.350% due 04/20/2028		200	192
Bank of America Corp.
5.875% due 03/15/2028 •(g)		700	685
BAT Capital Corp.
2.945% due 08/14/2020 •		400	401
3.222% due 08/15/2024		200	190
3.557% due 08/15/2027		700	652
Bayer U.S. Finance LLC
2.965% (US0003M + 0.630%) due 06/25/2021 ~		300	301
3.345% (US0003M + 1.010%) due 12/15/2023 ~		500	500
3.875% due 12/15/2023		300	300
4.250% due 12/15/2025		300	302
4.375% due 12/15/2028		700	703
Boston Scientific Corp.
2.850% due 05/15/2020		1,100	1,092
Brandywine Operating Partnership LP
3.950% due 11/15/2027		500	476
Campbell Soup Co.
3.300% due 03/15/2021		200	199
3.650% due 03/15/2023		800	786
Cardinal Health, Inc.
1.948% due 06/14/2019		1,300	1,290
Cboe Global Markets, Inc.
1.950% due 06/28/2019		500	495
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	198
Charter Communications Operating LLC
3.750% due 02/15/2028		900	816
4.464% due 07/23/2022		1,300	1,316
6.384% due 10/23/2035		500	524
CIT Group, Inc.
3.875% due 02/19/2019		300	301

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
2.050% due 06/07/2019		$200	$199
3.249% (US0003M + 0.930%) due 06/07/2019 ~		600	604
Citizens Bank N.A.
2.889% (US0003M + 0.570%) due 05/26/2020 ~		1,100	1,103
Cleveland Electric Illuminating Co.
8.875% due 11/15/2018		1,100	1,123
Conagra Brands, Inc.
2.831% (US0003M + 0.500%) due 10/09/2020 ~		900	896
Consolidated Edison Co. of New York, Inc.
2.739% (US0003M + 0.400%) due 06/25/2021 ~		100	100
Continental Resources, Inc.
4.375% due 01/15/2028		200	199
Crown Castle Towers LLC
4.883% due 08/15/2040		1,100	1,129
CVS Health Corp.
3.350% due 03/09/2021		200	200
3.700% due 03/09/2023		400	396
4.100% due 03/25/2025		300	299
4.300% due 03/25/2028		400	395
5.050% due 03/25/2048		100	101
D.R. Horton, Inc.
3.750% due 03/01/2019		1,000	1,003
4.000% due 02/15/2020		1,200	1,212
Daimler Finance North America LLC
2.250% due 03/02/2020		400	394
Dell International LLC
3.480% due 06/01/2019		1,400	1,404
Delta Air Lines, Inc.
2.875% due 03/13/2020		1,400	1,391
DISH DBS Corp.
5.125% due 05/01/2020		600	596
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~		1,000	1,000
eBay, Inc.
2.150% due 06/05/2020		900	885
EQT Corp.
2.500% due 10/01/2020		500	489
3.000% due 10/01/2022		400	386
Equinix, Inc.
2.875% due 03/15/2024	EUR	300	344
ERAC USA Finance LLC
2.600% due 12/01/2021		$1,200	1,165
Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	234
1.700% due 06/30/2022	GBP	200	262
Ford Motor Credit Co. LLC
1.897% due 08/12/2019		$1,800	1,776
2.943% due 01/08/2019		500	500
3.331% (US0003M + 1.000%) due 01/09/2020 ~		700	705
GATX Corp.
2.500% due 03/15/2019		700	699
3.083% (US0003M + 0.720%) due 11/05/2021 ~		300	302
General Mills, Inc.
3.200% due 04/16/2021		100	100
3.363% (US0003M + 1.010%) due 10/17/2023 ~		100	101
3.700% due 10/17/2023		100	99
General Motors Financial Co., Inc.
3.100% due 01/15/2019		1,100	1,101
3.550% due 04/09/2021		300	299
Georgia-Pacific LLC
3.163% due 11/15/2021		400	398
Goldman Sachs Group, Inc.
3.522% (US0003M + 1.160%) due 04/23/2020 ~		400	405
4.223% due 05/01/2029 •		100	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	$600	$567
Harris Corp.
2.839% (US0003M + 0.480%) due 04/30/2020 ~	600	601
International Lease Finance Corp.
8.250% due 12/15/2020	500	552
JPMorgan Chase Bank N.A.
2.702% (US0003M + 0.340%) due 04/26/2021 ~	400	400
3.086% due 04/26/2021 •	800	798
Kilroy Realty LP
3.450% due 12/15/2024	100	96
Kinder Morgan, Inc.
5.000% due 02/15/2021	400	414
KLA-Tencor Corp.
4.125% due 11/01/2021	400	407
Kraft Heinz Foods Co.
2.923% (US0003M + 0.570%) due 02/10/2021 ~	900	901
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~	700	703
Mid-America Apartments LP
4.200% due 06/15/2028	600	599
Morgan Stanley
3.737% due 04/24/2024 •	1,000	995
MPLX LP
4.000% due 03/15/2028	300	286
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	700	669
Nasdaq, Inc.
2.722% (US0003M + 0.390%) due 03/22/2019 ~	2,200	2,203
Navient Corp.
4.875% due 06/17/2019	600	604
5.500% due 01/15/2019	1,700	1,716
8.000% due 03/25/2020	300	317
Newmont Mining Corp.
5.125% due 10/01/2019	800	818
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	1,100	1,102
Nissan Motor Acceptance Corp.
3.026% due 09/28/2022 •	1,000	1,002
Northwell Healthcare, Inc.
4.260% due 11/01/2047	400	384
Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,400	1,385
Protective Life Global Funding
2.262% due 04/08/2020	2,200	2,166
Public Service Co. of Oklahoma
4.400% due 02/01/2021	200	206
Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	400	381
QVC, Inc.
3.125% due 04/01/2019	800	799
RELX Capital, Inc.
8.625% due 01/15/2019	300	309
Rockwell Collins, Inc.
2.800% due 03/15/2022	900	878
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~	800	801
SES Global Americas Holdings GP
2.500% due 03/25/2019	600	597
SL Green Operating Partnership LP
3.250% due 10/15/2022	500	486
Southern Power Co.
2.875% (US0003M + 0.550%) due 12/20/2020 ~	600	600
Spectra Energy Partners LP
3.018% (US0003M + 0.700%) due 06/05/2020 ~	100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spirit AeroSystems, Inc.
3.950% due 06/15/2023	$200	$201
Springleaf Finance Corp.
5.250% due 12/15/2019	300	305
6.000% due 06/01/2020	400	412
Sprint Capital Corp.
6.900% due 05/01/2019	200	205
Sprint Communications, Inc.
7.000% due 03/01/2020	200	208
9.000% due 11/15/2018	300	306
Sprint Spectrum Co. LLC
4.738% due 09/20/2029	300	298
Textron, Inc.
2.903% (US0003M + 0.550%) due 11/10/2020 ~	700	700
Time Warner Cable LLC
5.000% due 02/01/2020	300	306
8.250% due 04/01/2019	400	415
UDR, Inc.
4.625% due 01/10/2022	200	206
Verizon Communications, Inc.
2.625% due 08/15/2026	400	356
3.443% (US0003M + 1.100%) due 05/15/2025 ~	700	700
4.125% due 03/16/2027	500	494
4.329% due 09/21/2028	1,012	1,005
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	2,100	2,083
2.450% due 11/20/2019	1,100	1,088
Wells Fargo & Co.
3.469% (US0003M + 1.110%) due 01/24/2023 ~	1,000	1,016
3.589% (US0003M + 1.230%) due 10/31/2023 ~	1,500	1,531
WestRock Co.
3.750% due 03/15/2025	300	295
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	300	297
3.150% due 04/01/2022	2,100	2,063

		84,785

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
CenturyLink, Inc.
4.844% (LIBOR03M + 2.750%) due 01/31/2025 ~	498	488
Charter Communications Operating LLC
4.100% (LIBOR03M + 2.000%) due 04/30/2025 ~	588	588

		1,076

MUNICIPAL BONDS & NOTES 0.0%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	144

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%
American Home Mortgage Investment Trust
3.998% due 09/25/2045 •	26	26
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	512	483
Banc of America Mortgage Trust
3.686% due 02/25/2036 ^~	62	58
Bear Stearns Adjustable Rate Mortgage Trust
4.118% due 08/25/2033 ~	2	2
Bear Stearns ALT-A Trust
2.251% due 02/25/2034 •	46	46
3.737% due 08/25/2036 ^~	41	28
3.785% due 03/25/2036 ^~	139	120
3.791% due 09/25/2035 ^~	28	23
3.882% due 11/25/2035 ^~	30	26
Bear Stearns Structured Products, Inc. Trust
3.104% due 12/26/2046 ^~	28	26

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
3.428% due 07/25/2037 ~	$56	$50
Citigroup Mortgage Loan Trust, Inc.
2.441% due 10/25/2035 •	2,203	1,781
3.410% due 09/25/2035 •	5	5
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.549% due 09/25/2035 ^~	335	311
Countrywide Alternative Loan Trust
2.294% due 03/20/2046 •	66	56
2.371% due 02/25/2037 •	52	47
2.536% due 11/25/2035 •	13	12
2.558% due 12/25/2035 •	58	53
5.250% due 06/25/2035 ^	9	8
Countrywide Home Loan Mortgage Pass-Through Trust
2.551% due 05/25/2035 •	26	24
2.731% due 03/25/2035 •	49	44
2.751% due 02/25/2035 •	6	6
3.519% due 11/25/2034 ~	7	7
3.679% due 08/25/2034 ^~	15	15
5.500% due 01/25/2035	364	369
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	1,590	1,536
5.863% due 02/25/2037 ^~	192	85
DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	400	3
0.904% due 11/10/2046 ~(a)	274	3
Deutsche ALT-A Securities, Inc.
2.841% due 10/25/2047 •	950	836
GSR Mortgage Loan Trust
2.421% due 12/25/2034 •	47	45
3.729% due 01/25/2036 ^~	51	51
3.774% due 04/25/2035 ~	247	250
IndyMac Mortgage Loan Trust
2.301% due 05/25/2046 •	517	504
2.571% due 07/25/2035 •	23	22
JPMorgan Mortgage Trust
3.373% due 07/27/2037 ~	93	91
3.646% due 02/25/2036 ^~	30	25
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.513% due 12/15/2030 •	6	5
Merrill Lynch Mortgage Investors Trust
3.717% due 10/25/2035 •	7	7
Morgan Stanley Bank of America Merrill Lynch Trust
1.134% due 12/15/2048 ~(a)	954	35
Morgan Stanley Mortgage Loan Trust
3.753% due 06/25/2036 ~	37	38
Residential Accredit Loans, Inc. Trust
2.241% due 02/25/2047 •	33	21
2.271% due 06/25/2046 •	298	131
2.301% due 04/25/2046 •	496	243
Structured Adjustable Rate Mortgage Loan Trust
3.915% due 04/25/2034 ~	4	4
Structured Asset Mortgage Investments Trust
2.301% due 05/25/2036 •	13	12
2.311% due 05/25/2036 •	92	84
2.311% due 09/25/2047 •	133	126
2.551% due 05/25/2045 •	19	18
2.665% due 07/19/2034 •	2	2
2.745% due 09/19/2032 •	2	2
2.785% due 03/19/2034 •	4	4
3.058% due 08/25/2047 ^•	37	35
Structured Asset Securities Corp. Mortgage Loan Trust
2.381% due 10/25/2036 •	555	498
TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^×	189	19
Thornburg Mortgage Securities Trust
4.020% due 06/25/2047 ^•	38	35
4.020% due 06/25/2047 •	7	6
Wachovia Mortgage Loan Trust LLC
3.712% due 10/20/2035 ^~	109	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
2.145% due 02/27/2034 •	$4	$4
2.401% due 01/25/2045 •	102	102
2.538% due 06/25/2046 •	41	41
2.558% due 02/25/2046 •	92	92
3.101% due 12/25/2036 ^~	213	194
3.450% due 03/25/2033 ~	10	10
3.657% due 03/25/2035 ~	51	51
3.707% due 04/25/2035 ~	39	40
Washington Mutual Mortgage Pass-Through Certificates Trust
2.498% due 07/25/2046 ^•	26	19
Wells Fargo Mortgage-Backed Securities Trust
3.768% due 03/25/2036 ^~	136	132
3.873% due 03/25/2035 ~	63	64
3.881% due 04/25/2036 ~	2	2
4.278% due 07/25/2036 ^~	37	37

		9,301

U.S. GOVERNMENT AGENCIES 12.7%
Fannie Mae
2.211% (LIBOR01M + 0.120%) due 03/25/2034 ~	4	4
2.241% (LIBOR01M + 0.150%) due 08/25/2034 ~	2	2
2.310% (US0001M + 0.350%) due 09/25/2042 ~	16	16
2.491% (LIBOR01M + 0.400%) due 06/25/2036 ~	27	27
2.664% (12MTA + 1.200%) due 10/01/2044 ~	15	15
2.891% (LIBOR01M + 0.800%) due 12/25/2039 ~	216	220
3.126% (US0012M + 1.376%) due 12/01/2034 ~	4	4
3.500% due 11/01/2021	88	89
3.566% due 05/25/2035 ~	9	10
3.583% (H15T1Y + 2.359%) due 11/01/2034 ~	27	29
6.000% due 07/25/2044	10	11
Fannie Mae, TBA
3.500% due 07/01/2048 - 08/01/2048	44,000	43,741
4.000% due 08/01/2048	17,800	18,121
Freddie Mac
1.398% due 01/15/2038 ~(a)	464	20
2.257% (LIBOR01M + 0.350%) due 01/15/2038 ~	464	464
2.573% (LIBOR01M + 0.500%) due 12/15/2032 ~	6	6
2.664% (12MTA + 1.200%) due 10/25/2044 ~	41	41
2.673% (LIBOR01M + 0.600%) due 12/15/2037 ~	10	10
3.500% (US0012M + 1.625%) due 03/01/2035 ~	5	5
3.639% (H15T1Y + 2.278%) due 02/01/2029 ~	2	2
3.978% (US0012M + 1.725%) due 04/01/2035 ~	64	66
Ginnie Mae
2.625% (H15T1Y + 1.500%) due 04/20/2028 - 06/20/2030 ~	3	3
2.717% (US0001M + 0.800%) due 05/20/2066 - 06/20/2066 ~	4,089	4,150
2.767% (US0001M + 0.850%) due 11/20/2066 ~	674	686
NCUA Guaranteed Notes
2.495% (LIBOR01M + 0.470%) due 11/05/2020 ~	720	723
2.585% (LIBOR01M + 0.560%) due 12/08/2020 ~	208	209

		68,674

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.1%
U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (f)		$111	$109
0.125% due 04/15/2022 (f)(l)		2,266	2,221
0.125% due 01/15/2023 (f)(l)		1,737	1,698
0.125% due 07/15/2024 (f)		158	154
0.375% due 07/15/2025 (f)(l)		8,769	8,617
0.500% due 01/15/2028 (f)		9,040	8,846
0.625% due 01/15/2026 (f)		53	52
1.000% due 02/15/2048 (f)		2,337	2,418
1.375% due 02/15/2044 (f)		860	961
2.000% due 01/15/2026 (f)		126	138
2.500% due 01/15/2029 (f)		1,284	1,510
3.875% due 04/15/2029 (f)		762	1,005
U.S. Treasury Notes
2.250% due 11/15/2025 (n)		100	96
2.875% due 04/30/2025 (n)		10,600	10,641

			38,466

Total United States (Cost $228,368)			231,261

SHORT-TERM INSTRUMENTS 9.6%

COMMERCIAL PAPER 1.8%
American Electric Power, Inc.
2.370% due 07/24/2018		800	799
Hewlett Packard Enterprise Co.
2.340% due 07/10/2018		600	600
HP, Inc.
2.380% due 07/23/2018		800	799
Humana, Inc.
2.550% due 07/09/2018		1,350	1,349
Interpublic Group Cos.
2.450% due 07/25/2018		600	599
NBCUniversal Enterprise, Inc.
2.290% due 07/19/2018		300	300
Qualcomm, Inc.
2.280% due 07/24/2018		800	799
RELX, Inc.
2.320% due 07/20/2018		400	399
Rockwell Collins, Inc.
2.300% due 07/02/2018		800	800
Southern Co.
2.380% due 07/10/2018		600	600
2.400% due 07/16/2018		400	399
Syngenta Wilmington
2.950% due 07/27/2018		600	599
3.050% due 07/27/2018		700	699
Thomson Reuters Corp.
2.400% due 07/25/2018		400	399
2.400% due 08/01/2018		800	798

			9,938

REPURCHASE AGREEMENTS (i) 0.3%
			1,846

ARGENTINA TREASURY BILLS 0.5%
25.045% due 09/14/2018 - 10/12/2018 (c)(d)	ARS	11,130	357
2.347% due 07/13/2018 - 12/14/2018 (c)(d)		$2,200	2,173

			2,530

JAPAN TREASURY BILLS 6.9%
(0.139)% due 07/02/2018 - 10/01/2018 (c)(d)	JPY	4,150,000	37,490

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
1.919% due 09/06/2018 (d)(e)(n)	$350	$349

Total Short-Term Instruments (Cost $52,902)		52,153

Total Investments in Securities (Cost $575,157)		576,781

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short Asset Portfolio	1,088,917	$10,896
PIMCO Short-Term Floating NAV Portfolio III	2,850,347	28,178

Total Short-Term Instruments (Cost $39,084)		39,074

Total Investments in Affiliates (Cost $39,084)		39,074

MARKET VALUE (000S)
Total Investments 114.0% (Cost $614,241)	$615,855

Financial Derivative Instruments (k)(m) 0.3% (Cost or Premiums, net $6,637)	1,364

Other Assets and Liabilities, net (14.3)%	(77,190)

Net Assets 100.0%	$540,029

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,846	U.S. Treasury Notes 1.875% due 02/28/2022	$(1,884)	$1,846	$1,846

Total Repurchase Agreements						$(1,884)	$1,846	$1,846

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.450)%	04/19/2018	07/19/2018	EUR	(9,389)	$(10,955)
IND	0.650	05/02/2018	07/05/2018	GBP	(4,408)	(5,823)

Total Reverse Repurchase Agreements						$(16,778)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(10,955)	$0	$(10,955)	$11,176	$221
FICC	1,846	0	0	1,846	(1,884)	(38)
IND	0	(5,823)	0	(5,823)	5,928	105

Total Borrowings and Other Financing Transactions	$1,846	$(16,778)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(16,778)	$0	$0	$(16,778)

Total Borrowings	$0	$(16,778)	$0	$0	$(16,778)

Payable for reverse repurchase agreements					$(16,778)

(j)	Securities with an aggregate market value of $16,837 and cash of $266 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(20,133) at a weighted average interest rate of 0.075%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$119.000	07/27/2018	34	$34	$(10)	$(3)
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	120.500	07/27/2018	34	34	(8)	(11)

Total Written Options					$(18)	$(14)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	699	$	169,569	$(112)	$0	$(17)
90-Day Eurodollar March Futures	03/2019	1,071		260,360	(237)	0	0
90-Day Eurodollar September Futures	09/2018	55		13,412	(15)	0	0
Australia Government 3-Year Note September Futures	09/2018	30	AUD	2,472	10	1	0
Australia Government 10-Year Bond September Futures	09/2018	62		5,936	97	5	(7)
Call Options Strike @ EUR 152.000 on Euro-BTP 10-Year Bond September 2018 Futures	08/2018	17	EUR	0	0	0	0
Canada Government 10-Year Bond September Futures	09/2018	50	CAD	5,199	93	0	(43)
Euro-Bobl September Futures	09/2018	560	EUR	86,435	262	39	(26)
Euro-Buxl 30-Year Bond September Futures	09/2018	16		3,320	81	33	0
Euro-Schatz September Futures	09/2018	349		45,682	37	2	(8)
Japan Government 10-Year Bond September Futures	09/2018	31	JPY	42,235	60	9	(6)
U.S. Treasury 5-Year Note September Futures	09/2018	51	$	5,794	6	0	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2018	64	$	7,692	$40	$0	$0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	106		16,914	327	0	(7)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	563	GBP	92,069	204	9	(18)
United Kingdom Long Gilt September Futures	09/2018	29		4,710	64	0	(11)

					$917	$98	$(144)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	699	$	(169,542)	$(8)	$26	$0
90-Day Eurodollar March Futures	03/2020	1,071		(259,771)	167	40	0
90-Day Eurodollar September Futures	09/2019	55		(13,349)	28	1	0
Call Options Strike @ EUR 133.000 on Euro-Bobl 10-Year Bond September 2018 Futures	08/2018	75	EUR	(14)	1	2	(2)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	39		(120)	(103)	0	(10)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	10		(25)	(21)	0	(2)
Euro-BTP Italy Government Bond September Futures	09/2018	17		(2,526)	16	0	(30)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	238		(42,952)	(384)	0	(189)
Put Options Strike @ EUR 131.250 on Euro-Bobl September 2018 Futures	08/2018	75		(11)	2	1	0
Put Options Strike @ EUR 156.500 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	10		0	4	0	0
U.S. Treasury 2-Year Note September Futures	09/2018	25	$	(5,296)	(5)	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	563	GBP	(91,828)	(242)	19	(10)

					$(545)	$90	$(243)

Total Futures Contracts					$372	$188	$(387)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	12/20/2020	0.192%	$	700	$(16)	$2	$(14)	$0	$0
BASF SE	(1.000)	Quarterly	12/20/2020	0.186	EUR	200	(6)	1	(5)	0	0
Bayer AG	(1.000)	Quarterly	12/20/2020	0.227		100	(3)	1	(2)	0	0
Koninklijke DSM NV	(1.000)	Quarterly	12/20/2020	0.166		600	(17)	2	(15)	0	0
Navient Corp.	(5.000)	Quarterly	03/20/2019	0.357	$	1,100	(49)	10	(39)	0	0
Pfizer, Inc.	(1.000)	Quarterly	12/20/2020	0.180		700	(15)	1	(14)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.221		700	(15)	2	(13)	0	0
Telia Co. AB	(1.000)	Quarterly	12/20/2020	0.225	EUR	200	(5)	0	(5)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.381		200	(5)	1	(4)	0	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.178	$	300	(7)	1	(6)	0	0

							$(138)	$21	$(117)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.540%	$	700	$13	$1	$14	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.495	EUR	200	5	(2)	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.758		500	18	(6)	12	0	(2)
Tesco PLC	1.000	Quarterly	06/20/2022	0.863		800	0	5	5	1	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.589		400	(13)	(5)	(18)	0	0

							$23	$(7)	$16	$1	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	3,900	$(237)	$(11)	$(248)	$0	$(1)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		43,544	(767)	19	(748)	0	(24)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		41,000	(728)	9	(719)	0	(19)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	53,300	(1,532)	357	(1,175)	0	(25)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		35,200	(1,019)	351	(668)	0	(16)

						$(4,283)	$725	$(3,558)	$0	$(85)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	300	$(6)	$(6)	$(12)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	1,100	$0	$(12)	$(12)	$1	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		3,500	1	(41)	(40)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		1,200	0	(13)	(13)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,100	0	(13)	(13)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,200	0	(16)	(16)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,300	0	(31)	(31)	2	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	20,500	6	(29)	(23)	6	0
Pay(6)	3-Month CAD Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	39,500	(58)	72	14	0	(56)
Pay	3-Month CAD Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	2	(84)	0	(5)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(24)	12	(12)	3	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	79,000	99	84	183	38	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019	$	236,400	(836)	(157)	(993)	0	(6)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		25,300	220	41	261	1	0
Pay(6)(7)	1-MONTH LIBOR + 0.117%	0.000	Quarterly	03/02/2020		33,900	0	4	4	5	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		236,400	927	201	1,128	6	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		63,700	1,091	190	1,281	5	0
Pay(6)(7)	1-MONTH LIBOR + 0.084%	0.000	Quarterly	04/26/2022		30,400	0	(5)	(5)	1	0
Pay(7)	1-MONTH LIBOR + 0.070%	2.326	Quarterly	06/12/2022		3,900	0	6	6	0	0
Pay(7)	1-MONTH LIBOR + 0.084%	2.326	Quarterly	06/12/2022		5,100	0	6	6	1	0
Pay(7)	1-MONTH LIBOR + 0.085%	2.326	Quarterly	06/19/2022		19,800	2	17	19	2	0
Pay(6)(7)	1-MONTH LIBOR + 0.073%	0.000	Quarterly	04/27/2023		17,000	0	(3)	(3)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		11,100	414	44	458	6	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		9,200	479	55	534	5	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		15,200	1,224	120	1,344	12	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,400	39	14	53	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		6,400	433	(33)	400	7	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		35,600	1,882	239	2,121	30	0
Receive	3-Month USD-LIBOR	1.768	Semi-Annual	12/15/2046		300	67	4	71	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		1,500	200	21	221	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		20,600	636	334	970	34	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		4,000	445	(48)	397	6	0
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		800	(5)	11	6	1	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		2,900	(20)	41	21	5	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	124,600	60	(256)	(196)	21	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		15,000	84	(63)	21	4	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	12/19/2020	EUR	12,700	(9)	43	34	12	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	09/19/2023		58,500	(12)	612	600	0	(1)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		17,300	(59)	168	109	0	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		34,400	784	492	1,276	51	(1)
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		27,500	469	379	848	46	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	09/19/2048		4,800	27	(65)	(38)	0	(56)
Pay(6)	6-Month GBP-LIBOR	1.000%	Annual	09/19/2019	GBP	44,900	(65)	121	56	0	(4)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	12/19/2019		37,900	40	100	140	0	(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020	GBP	44,900	$209	$(125)	$84	$1	$0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/19/2020		17,400	0	73	73	0	(5)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		37,900	(68)	(83)	(151)	1	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2023		1,900	(10)	(9)	(19)	1	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028		5,800	34	3	37	11	0
Pay(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	09/19/2048		100	8	(4)	4	0	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	4,080,000	(121)	32	(89)	4	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		410,000	(35)	(6)	(41)	0	(1)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,040,000	(148)	(49)	(197)	0	(7)
Pay(6)	6-Month JPY-LIBOR	1.500	Semi-Annual	06/19/2033		2,090,000	2,911	(91)	2,820	4	0
Pay(6)	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		150,000	157	(2)	155	1	0
Pay(6)	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	21,800	(5)	(18)	(23)	4	0
Pay(6)	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		18,100	(3)	(15)	(18)	3	0
Pay(6)	28-Day MXN-TIIE	5.825	Lunar	01/12/2023		27,400	(95)	(17)	(112)	6	0

							$11,289	$2,337	$13,626	$355	$(143)

Total Swap Agreements							$6,885	$3,070	$9,955	$356	$(230)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$188	$356	$544	$(14)	$(387)	$(230)	$(631)

(l)

Securities with an aggregate market value of $8,479 and cash of $2,169 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Versus Floating Rate Index Receive 3-Month USD-LIBOR

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
AZD	07/2018	AUD	255	$194	$5	$0
BOA	07/2018	ARS	14,743	533	24	0
	07/2018	JPY	70,000	665	33	0
	07/2018	KRW	973,683	896	21	0
	07/2018	NOK	31,595	3,876	0	(3)
	07/2018	TRY	17,919	3,843	0	(28)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2018		$926	ARS	26,481	$1	$(18)
	07/2018		4,837	AUD	6,553	12	0
	07/2018		738	INR	50,442	0	(3)
	07/2018		1,744	PLN	6,526	0	(1)
	08/2018	AUD	6,553		$4,838	0	(12)
	08/2018	JPY	320,000		2,936	39	0
	08/2018		$355	AUD	453	0	(20)
	08/2018		608	BRL	2,330	0	(9)
	08/2018		1,343	CZK	29,018	0	(35)
	08/2018	ZAR	1,800		$137	6	0
	09/2018	SGD	8,985		6,766	161	0
	10/2018	PLN	6,526		1,746	1	0
BPS	07/2018	ARS	20,476		740	33	0
	07/2018	CAD	360		274	0	0
	07/2018	JPY	950,400		8,743	159	0
	07/2018	KRW	613,782		554	3	0
	07/2018		$1,252	ARS	33,028	0	(115)
	07/2018		562	GBP	422	0	(5)
	08/2018		239	AUD	306	0	(13)
	08/2018		6,944	MXN	135,031	0	(203)
	09/2018	KRW	128,771		$116	0	0
	09/2018	TWD	200,031		6,808	212	0
	09/2018		$267	CNH	1,736	0	(6)
	09/2018		1,352	INR	93,450	0	(2)
	10/2018	KRW	170,544		$153	0	0
BRC	07/2018	ARS	9,895		363	27	0
	09/2018		$1	INR	69	0	0
CBK	07/2018	CAD	17,053		$13,099	127	0
	07/2018	GBP	18,473		24,545	166	0
	07/2018		$312	CAD	410	0	0
	07/2018		1,353	GBP	1,027	3	0
	07/2018		342	RUB	21,619	2	0
	07/2018		270	SEK	2,320	0	(11)
	07/2018		406	TRY	1,860	0	(5)
	08/2018	CZK	29,326		$1,340	19	0
	08/2018		$65	ARS	1,342	0	(21)
	08/2018		1,033	CAD	1,360	3	0
	09/2018		363	CNH	2,415	0	0
	10/2018	JPY	70,000		$638	2	0
	02/2019	EUR	1,878		2,377	145	0
	06/2019	GBP	584		783	0	(1)
DUB	07/2018	ARS	8,969		309	0	(1)
	07/2018	BRL	11,915		3,154	79	0
	07/2018	COP	774,468		284	20	0
	07/2018		$322	ARS	8,969	0	(12)
	07/2018		3,216	BRL	11,915	0	(142)
	07/2018		298	COP	852,538	0	(7)
	01/2019		1,446	EUR	1,150	0	(81)
	03/2019	BRL	2,418		$632	23	0
	03/2019		$538	MXN	11,542	21	0
	04/2019	SEK	2,204	EUR	214	4	0
FBF	07/2018	BRL	1,959		$514	8	0
	07/2018	COP	209,787		77	5	0
	07/2018	KRW	404,550		372	9	0
	07/2018		$508	BRL	1,959	0	(3)
GLM	07/2018	ARS	144		$5	0	0
	07/2018	CAD	787	AUD	814	4	0
	07/2018		307		$231	0	(3)
	07/2018	CHF	610		618	2	0
	07/2018	EUR	1,431		1,696	25	0
	07/2018	GBP	3,706		4,941	50	0
	07/2018	KRW	1,189,206		1,073	5	0
	07/2018	SEK	34,995		3,996	89	0
	07/2018		$991	BRL	3,798	0	(11)
	07/2018		991	CAD	1,304	1	0
	07/2018		1,307	COP	3,766,844	0	(23)
	07/2018		7,356	EUR	6,294	0	(6)
	08/2018	BRL	3,798		$988	11	0
	08/2018		$3,271	MXN	63,635	0	(95)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2018	RON	7,244	EUR	1,538	$0	$(2)
HUS	07/2018	ARS	7,268		$267	20	0
	07/2018	BRL	5,200		1,372	30	0
	07/2018	KRW	851,415		771	6	0
	07/2018	RUB	191,581		3,040	0	(9)
	07/2018		$1,371	BRL	5,200	0	(29)
	07/2018		12,564	CAD	16,716	151	0
	07/2018		505	EUR	433	0	0
	07/2018		2,659	RUB	169,962	45	0
	08/2018	CAD	16,716		$12,571	0	(151)
	08/2018		$133	ARS	2,752	0	(43)
	08/2018		5,397	RUB	339,816	9	(24)
	08/2018		172	ZAR	2,396	2	0
	10/2018		285	DKK	1,815	1	0
	12/2018	EUR	1,558		$1,949	106	0
	12/2018		$1,351	AUD	1,700	0	(92)
	01/2019	EUR	1,199		$1,441	18	0
	02/2019		$716	AUD	900	0	(49)
	03/2019	BRL	810		$240	36	0
	03/2019		$240	MXN	4,727	0	(11)
	05/2019		1,301	EUR	1,078	0	(8)
IND	08/2018	ZAR	2,517		$199	16	0
	09/2018	RON	3,583	EUR	761	0	0
JPM	07/2018	ARS	6,443		$242	22	0
	07/2018	AUD	4,401		3,314	57	0
	07/2018	BRL	3,798		1,019	39	0
	07/2018	CAD	1,656		1,241	0	(18)
	07/2018	GBP	3,267		4,325	19	(6)
	07/2018	NZD	1,230		866	33	0
	07/2018		$2,023	CAD	2,685	19	0
	07/2018		3,557	NOK	29,490	64	0
	08/2018	JPY	940,000		$8,619	110	0
	08/2018	KRW	1,165,662		1,046	0	(1)
	08/2018	MXN	34,021		1,747	48	0
	09/2018	JPY	2,260,000		20,820	318	0
	04/2019	EUR	416	SEK	4,267	0	(10)
MSB	07/2018	AUD	1,897		$1,433	29	0
	07/2018	BRL	4,756		1,262	35	0
	07/2018	CAD	2,041		1,573	21	0
	07/2018	EUR	1,222		1,411	0	(16)
	07/2018	PLN	6,526		1,920	178	0
	07/2018		$1,233	BRL	4,756	0	(6)
	08/2018		18	ARS	371	0	(6)
	08/2018		1,259	BRL	4,756	0	(36)
	06/2021		38	EUR	30	0	0
NGF	07/2018	KRW	281,330		$254	1	0
	07/2018		$958	INR	65,527	0	(3)
	08/2018	KRW	355,111		$319	0	0
	09/2018		$13,369	CNH	85,364	0	(538)
	09/2018		1,343	INR	91,282	0	(24)
RYL	04/2019	SEK	2,992	EUR	288	2	0
SCX	07/2018	EUR	55,375		$64,149	0	(518)
	07/2018	GBP	138		182	0	0
	07/2018		$16,231	DKK	103,560	1	0
	07/2018		25,971	SEK	231,255	0	(151)
	08/2018	SEK	231,255		$26,030	154	0
	08/2018		$342	AUD	439	0	(17)
	08/2018		3,697	TRY	16,514	0	(168)
	09/2018	IDR	7,837,623		$547	6	0
	09/2018	KRW	239,430		223	7	0
	10/2018	DKK	103,560		16,349	1	0
	10/2018	INR	58,616		847	4	0
SOG	07/2018	SEK	198,580		22,288	117	0
	08/2018		$20	ARS	418	0	(6)
	12/2018		894	EUR	710	0	(55)
SSB	07/2018	AUD	500		$379	9	0
	07/2018		$59,719	EUR	51,301	190	0
	08/2018	EUR	51,301		$59,852	0	(187)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018	AUD	500		$379	$9	$0
TOR	07/2018		$8,650	JPY	950,400	0	(66)
	08/2018	JPY	950,400		$8,668	67	0
UAG	07/2018	DKK	106,952		17,831	1,068	0
	07/2018	JPY	490,000		4,610	182	0
	07/2018		$475	DKK	2,860	0	(26)
	07/2018		33,331	GBP	25,208	0	(63)
	08/2018	GBP	25,208		$33,378	65	0
	08/2018	MXN	42,837		2,189	51	0
	09/2018		$571	IDR	8,125,382	0	(9)

Total Forward Foreign Currency Contracts						$4,926	$(3,243)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	1,629	$30	$9
CBK	Call - OTC USD versus CAD	CAD	1.370	08/17/2018		2,867	5	4
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020		1,264	23	7
GLM	Call - OTC USD versus JPY		120.000	04/20/2020		1,961	37	11
HUS	Put - OTC AUD versus USD	$	0.735	02/05/2019	AUD	5,400	53	95
	Put - OTC EUR versus USD		1.140	05/24/2019	EUR	2,600	34	36
MSB	Call - OTC EUR versus USD		1.291	06/24/2021		438	27	26
	Put - OTC EUR versus USD		1.291	06/24/2021		438	32	31
SCX	Put - OTC USD versus INR	INR	69.220	10/25/2018	$	1,534	21	18

Total Purchased Options							$262	$237

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$	1,600	$(2)	$(1)
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018		2,500	(2)	(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		1,400	(2)	(2)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		600	(1)	0
	Call - OTC iTraxx Europe 29 5-Year Index	Buy	0.475	09/19/2018	EUR	12,300	(6)	0
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.750	09/19/2018		12,300	(24)	(58)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018	$	900	(1)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		1,000	(2)	(1)
DUB	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		700	(1)	0
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018		700	(1)	0

							$(42)	$(63)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus KRW	KRW	1,200.000	10/25/2018	$	1,534	$(6)	$(6)
CBK	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	1,660	(53)	(51)
	Call - OTC GBP versus USD		1.440	06/14/2019		1,668	(24)	(18)
	Put - OTC USD versus CAD	CAD	1.305	08/17/2018	$	1,911	(15)	(15)
HUS	Call - OTC AUD versus USD	$	0.825	12/04/2018	AUD	5,400	(70)	(3)
	Call - OTC EUR versus USD		1.270	05/24/2019	EUR	2,600	(36)	(26)

							$(204)	$(119)

Total Written Options							$(246)	$(182)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.175%	$200	$(7)	$1	$0	$(6)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175	1,700	(61)	7	0	(54)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500	3,000	(73)	3	0	(70)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694	800	(15)	4	0	(11)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175	1,200	(41)	3	0	(38)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500	300	(7)	0	0	(7)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175	1,000	(35)	4	0	(31)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694	1,600	(31)	8	0	(23)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175	1,700	(60)	6	0	(54)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500	800	(20)	1	0	(19)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500	200	(5)	0	0	(5)

							$(355)	$37	$0	$(318)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	1,400	$73	$(48)	$25	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(5)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD 2,600	$2,061	$10	$(148)	$0	$(138)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027	1,500	1,182	(4)	(68)	0	(72)
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 800	976	(1)	69	68	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027	AUD 504	394	2	(24)	0	(22)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 1,000	1,220	29	55	84	0

							$36	$(116)	$152	$(232)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	3-Month KRW-KORIBOR	1.992%	Quarterly	07/10/2027	KRW	3,206,400	$0	$49	$49	$0
SOG	Receive	3-Month KRW-KORIBOR	2.030	Quarterly	07/10/2027		2,933,300	0	37	37	0

								$0	$86	$86	$0

Total Swap Agreements								$(246)	$(41)	$263	$(550)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$5	$0	$0	$5	$0	$0	$0	$0	$5	$0	$5
BOA	298	9	0	307	(129)	(1)	(6)	(136)	171	(280)	(109)
BPS	407	0	25	432	(344)	(9)	(334)	(687)	(255)	115	(140)
BRC	27	0	0	27	0	(58)	(56)	(114)	(87)	0	(87)
CBK	467	4	0	471	(38)	(85)	(31)	(154)	317	(640)	(323)
DUB	147	7	68	222	(243)	0	0	(243)	(21)	(130)	(151)
FBF	22	0	0	22	(3)	0	0	(3)	19	0	19
GLM	187	11	0	198	(140)	0	0	(140)	58	1	59
GST	0	0	0	0	0	0	(77)	(77)	(77)	0	(77)
HUS	424	131	0	555	(416)	(29)	(19)	(464)	91	0	91
IND	16	0	0	16	0	0	0	0	16	0	16
JPM	729	0	49	778	(35)	0	(5)	(40)	738	(590)	148
MSB	263	57	0	320	(64)	0	0	(64)	256	(310)	(54)
MYC	0	0	0	0	0	0	(22)	(22)	(22)	(20)	(42)
NGF	1	0	0	1	(565)	0	0	(565)	(564)	534	(30)
RYL	2	0	84	86	0	0	0	0	86	(5)	81
SCX	173	18	0	191	(854)	0	0	(854)	(663)	271	(392)
SOG	117	0	37	154	(61)	0	0	(61)	93	(260)	(167)
SSB	208	0	0	208	(187)	0	0	(187)	21	0	21
TOR	67	0	0	67	(66)	0	0	(66)	1	0	1
UAG	1,366	0	0	1,366	(98)	0	0	(98)	1,268	(1,440)	(172)

Total Over the Counter	$4,926	$237	$263	$5,426	$(3,243)	$(182)	$(550)	$(3,975)

(n)

Securities with an aggregate market value of $921 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$188	$188
Swap Agreements	0	1	0	0	355	356

	$0	$1	$0	$0	$543	$544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,926	$0	$4,926
Purchased Options	0	0	0	237	0	237
Swap Agreements	0	25	0	152	86	263

	$0	$25	$0	$5,315	$86	$5,426

	$0	$26	$0	$5,315	$629	$5,970

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	387	387
Swap Agreements	0	87	0	0	143	230

	$0	$87	$0	$0	$544	$631

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,243	$0	$3,243
Written Options	0	63	0	119	0	182
Swap Agreements	0	318	0	232	0	550

	$0	$381	$0	$3,594	$0	$3,975

	$0	$468	$0	$3,594	$544	$4,606

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$48	$48
Written Options	0	0	0	0	25	25
Futures	0	0	0	0	(2,408)	(2,408)
Swap Agreements	0	(1,403)	0	0	10,196	8,793

	$0	$(1,403)	$0	$0	$7,861	$6,458

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(955)	$0	$(955)
Purchased Options	0	0	0	26	(104)	(78)
Written Options	0	30	0	501	23	554
Swap Agreements	0	(10)	0	5,449	(14)	5,425

	$0	$20	$0	$5,021	$(95)	$4,946

	$0	$(1,383)	$0	$5,021	$7,766	$11,404

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	(22)	(22)
Futures	0	0	0	0	892	892
Swap Agreements	0	1,945	0	0	(1,553)	392

	$0	$1,945	$0	$0	$(694)	$1,251

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,806	$0	$5,806
Purchased Options	0	0	0	5	104	109
Written Options	0	(20)	0	(1)	(17)	(38)
Swap Agreements	0	41	0	(3,734)	(1)	(3,694)

	$0	$21	$0	$2,076	$86	$2,183

	$0	$1,966	$0	$2,076	$(608)	$3,434

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	29

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$1,212	$0	$1,212
Australia
Asset-Backed Securities	0	696	0	696
Corporate Bonds & Notes	0	669	0	669
Sovereign Issues	0	108	0	108
Brazil
Corporate Bonds & Notes	0	2,681	0	2,681
Canada
Corporate Bonds & Notes	0	7,866	0	7,866
Non-Agency Mortgage-Backed Securities	0	670	0	670
Sovereign Issues	0	11,159	0	11,159
Cayman Islands
Asset-Backed Securities	0	16,443	0	16,443
Corporate Bonds & Notes	0	1,076	0	1,076
Denmark
Corporate Bonds & Notes	0	16,396	0	16,396
France
Corporate Bonds & Notes	0	11,088	0	11,088
Sovereign Issues	0	10,909	0	10,909
Germany
Corporate Bonds & Notes	0	5,536	0	5,536
Guernsey, Channel Islands
Corporate Bonds & Notes	0	791	0	791
Hong Kong
Corporate Bonds & Notes	0	898	0	898
India
Corporate Bonds & Notes	0	200	0	200
Ireland
Asset-Backed Securities	0	3,157	0	3,157
Corporate Bonds & Notes	0	3,814	0	3,814
Sovereign Issues	0	1,093	0	1,093
Israel
Sovereign Issues	0	768	0	768
Italy
Corporate Bonds & Notes	0	4,137	0	4,137
Non-Agency Mortgage-Backed Securities	0	206	0	206
Sovereign Issues	0	16,389	0	16,389
Japan
Corporate Bonds & Notes	0	5,817	0	5,817
Sovereign Issues	0	15,903	0	15,903
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,093	0	1,093
Kuwait
Sovereign Issues	0	3,609	0	3,609
Lithuania
Sovereign Issues	0	1,071	0	1,071
Luxembourg
Corporate Bonds & Notes	0	1,945	0	1,945
Multinational
Corporate Bonds & Notes	0	908	0	908
Netherlands
Asset-Backed Securities	0	1,631	0	1,631
Corporate Bonds & Notes	0	12,886	0	12,886
Norway
Corporate Bonds & Notes	0	1,572	0	1,572
Sovereign Issues	0	238	0	238
Poland
Sovereign Issues	0	1,766	0	1,766
Portugal
Corporate Bonds & Notes	0	105	0	105
Qatar
Corporate Bonds & Notes	0	416	0	416

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Sovereign Issues	$0	$5,624	$0	$5,624
Saudi Arabia
Sovereign Issues	0	9,750	0	9,750
Singapore
Corporate Bonds & Notes	0	2,896	0	2,896
Slovenia
Sovereign Issues	0	6,686	0	6,686
South Korea
Corporate Bonds & Notes	0	389	0	389
Spain
Corporate Bonds & Notes	0	3,813	0	3,813
Sovereign Issues	0	11,252	0	11,252
Supranational
Corporate Bonds & Notes	0	589	0	589
Sweden
Corporate Bonds & Notes	0	25,947	0	25,947
Switzerland
Corporate Bonds & Notes	0	4,506	0	4,506
Sovereign Issues	0	448	0	448
United Arab Emirates
Corporate Bonds & Notes	0	491	0	491
Sovereign Issues	0	1,319	0	1,319
United Kingdom
Corporate Bonds & Notes	0	26,466	0	26,466
Non-Agency Mortgage-Backed Securities	0	8,522	0	8,522
Sovereign Issues	0	17,747	0	17,747
United States
Asset-Backed Securities	0	28,815	0	28,815
Corporate Bonds & Notes	0	84,785	0	84,785
Loan Participations and Assignments	0	1,076	0	1,076
Municipal Bonds & Notes	0	144	0	144
Non-Agency Mortgage-Backed Securities	0	9,301	0	9,301
U.S. Government Agencies	0	68,674	0	68,674
U.S. Treasury Obligations	0	38,466	0	38,466
Short-Term Instruments
Commercial Paper	798	9,140	0	9,938
Repurchase Agreements	0	1,846	0	1,846
Argentina Treasury Bills	0	2,530	0	2,530
Japan Treasury Bills	0	37,490	0	37,490
U.S. Treasury Bills	0	349	0	349

	$798	$575,983	$0	$576,781

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,074	$0	$0	$39,074

Total Investments	$39,872	$575,983	$0	$615,855

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	188	356	0	544
Over the counter	0	5,426	0	5,426

	$188	$5,782	$0	$5,970

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(387)	(244)	0	(631)
Over the counter	0	(3,975)	0	(3,975)

	$(387)	$(4,219)	$0	$(4,606)

Total Financial Derivative Instruments	$(199)	$1,563	$0	$1,364

Totals	$39,673	$577,546	$0	$617,219

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (formerly PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

SEMIANNUAL REPORT	JUNE 30, 2018	31

Notes to Financial Statements (Cont.)

that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

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and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	JUNE 30, 2018	35

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$10,777	$124	$0	$0	$(5)	$10,896	$124	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,671	$120,804	$(100,300)	$(1)	$4	$28,178	$204	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

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The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency

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Notes to Financial Statements (Cont.)

transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s

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prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on

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Notes to Financial Statements (Cont.)

indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-

currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level

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agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests

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Notes to Financial Statements (Cont.)

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

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collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to

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Notes to Financial Statements (Cont.)

0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the

Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$6,299	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$445,231	$398,832	$80,812	$67,061

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	61	$662	165	$1,831
Administrative Class	1,712	18,583	2,644	29,459
Advisor Class	1,916	20,725	7,258	80,646
Issued as reinvestment of distributions
Institutional Class	4	44	30	321
Administrative Class	40	434	335	3,626
Advisor Class	206	2,235	1,827	19,788
Cost of shares redeemed
Institutional Class	(12)	(130)	(31)	(341)
Administrative Class	(1,516)	(16,409)	(1,700)	(18,862)
Advisor Class	(651)	(7,062)	(86)	(952)
Net increase (decrease) resulting from Portfolio share transactions	1,760	$19,082	10,442	$115,516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 85% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

SEMIANNUAL REPORT	JUNE 30, 2018	47

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$621,024	$21,724	$(15,129)	$6,595

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

Effective July 30, 2018, PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) changed its name to PIMCO International Bond Portfolio (U.S. Dollar-Hedged).

There were no other subsequent events identified that require recognition or disclosure.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOA	Bank of America N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PLN	Polish Zloty
AUD	Australian Dollar	GBP	British Pound	RON	Romanian New Leu
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	NOK	Norwegian Krone	USD (or $)	United States Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
BBSW1M	1 Month Bank Bill Swap Rate	LIBOR01M	1 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	DAC	Designated Activity Company	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate

SEMIANNUAL REPORT	JUNE 30, 2018	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT06SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO International Bond Portfolio (Unhedged)

*	Effective July 30, 2018 the Fund’s name was changed from PIMCO Foreign Bond Portfolio (Unhedged) to PIMCO International Bond Portfolio (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2018†§

United States‡	42.8%
Japan	4.7%
United Kingdom	8.5%
France	4.6%
Sweden	4.0%
Canada	3.9%
Italy	3.1%
Denmark	2.7%
Cayman Islands	2.6%
Spain	1.8%
Netherlands	1.7%
Saudi Arabia	1.4%
Slovenia	1.2%
Other	6.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	(1.37)%	2.38%	1.65%	—	0.34%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	(1.44)%	2.26%	1.49%	3.33%	3.04%
PIMCO International Bond Portfolio (Unhedged) Advisor Class	(1.49)%	2.16%	1.39%	—	3.16%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	(1.31)%	2.78%	0.88%	1.76%	1.62%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, 0.99% for Administrative Class shares, and 1.09% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to the euro contributed to performance, as the currency depreciated against the U.S. dollar over the reporting period.

»	Underweight exposure to investment grade corporate credit contributed to performance, as spreads widened over the reporting period.

»	Underweight exposure to Italian duration contributed to performance, as Italian rates rose later in the reporting period.

»	Overweight exposure to the Swedish krona detracted from performance, as the currency depreciated versus the U.S. dollar over the reporting period.

»	Overweight exposure to the Australian dollar detracted from performance, as the currency depreciated versus the U.S. dollar over the reporting period.

»	Overweight exposure to the Russian ruble and Turkish lira detracted from performance, as the currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$986.30	$3.94	$1,000.00	$1,020.83	$4.01	0.80%
Administrative Class	1,000.00	985.60	4.68	1,000.00	1,020.08	4.76	0.95
Advisor Class	1,000.00	985.10	5.17	1,000.00	1,019.59	5.26	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$10.67	$0.09	$(0.23)	$(0.14)	$(0.08)	$0.00	$0.00	$(0.08)
12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)
12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)
12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)
12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
12/31/2013	11.81	0.24	(0.98)	(0.74)	(0.22)	(0.11)	0.00	(0.33)
Administrative Class
01/01/2018 - 06/30/2018+	10.67	0.09	(0.24)	(0.15)	(0.07)	0.00	0.00	(0.07)
12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)
12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)
12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2013	11.81	0.23	(0.99)	(0.76)	(0.20)	(0.11)	0.00	(0.31)
Advisor Class
01/01/2018 - 06/30/2018+	10.67	0.08	(0.24)	(0.16)	(0.06)	0.00	0.00	(0.06)
12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)
12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)
12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)
12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)
12/31/2013	11.81	0.22	(0.99)	(0.77)	(0.19)	(0.11)	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.45	(1.37)%	$10	0.80	%*	0.80	%*	0.75	%*	0.75	%*	1.73	%*	97%
10.67	10.96	10	0.84		0.84		0.75		0.75		1.37		216
9.78	3.15	9	0.80		0.80		0.75		0.75		1.34		419
9.61	(6.90)	9	0.76		0.76		0.75		0.75		1.72		325
10.53	0.57	10	0.76		0.76		0.75		0.75		2.45		277
10.74	(6.31)	10	0.78		0.78		0.75		0.75		2.18		174

10.45	(1.44)	9,992	0.95	*	0.95	*	0.90	*	0.90	*	1.59	*	97
10.67	10.83	8,468	0.99		0.99		0.90		0.90		1.26		216
9.78	3.00	7,731	0.95		0.95		0.90		0.90		1.19		419
9.61	(7.07)	9,790	0.91		0.91		0.90		0.90		1.54		325
10.53	0.40	10,388	0.91		0.91		0.90		0.90		2.28		277
10.74	(6.47)	12,314	0.93		0.93		0.90		0.90		2.05		174

10.45	(1.49)	28,082	1.05	*	1.05	*	1.00	*	1.00	*	1.49	*	97
10.67	10.72	22,498	1.09		1.09		1.00		1.00		1.14		216
9.78	2.90	22,506	1.05		1.05		1.00		1.00		1.08		419
9.61	(7.17)	24,232	1.01		1.01		1.00		1.00		1.44		325
10.53	0.30	28,547	1.01		1.01		1.00		1.00		2.17		277
10.74	(6.57)	37,532	1.03		1.03		1.00		1.00		1.95		174

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO International Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$41,465
Investments in Affiliates	2,159
Financial Derivative Instruments
Exchange-traded or centrally cleared	44
Over the counter	579
Deposits with counterparty	868
Foreign currency, at value	162
Receivable for investments sold	2,831
Receivable for TBA investments sold	2,627
Receivable for Portfolio shares sold	26
Interest and/or dividends receivable	229
Dividends receivable from Affiliates	4
Total Assets	50,994

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,137
Financial Derivative Instruments
Exchange-traded or centrally cleared	52
Over the counter	660
Payable for investments purchased	2,821
Payable for investments in Affiliates purchased	4
Payable for TBA investments purchased	7,191
Deposits from counterparty	10
Payable for Portfolio shares redeemed	4
Accrued investment advisory fees	8
Accrued supervisory and administrative fees	16
Accrued distribution fees	6
Accrued servicing fees	1
Total Liabilities	12,910

Net Assets	$38,084

Net Assets Consist of:
Paid in capital	$37,346
Undistributed (overdistributed) net investment income	620
Accumulated undistributed net realized gain (loss)	(448)
Net unrealized appreciation (depreciation)	566

Net Assets	$38,084

Net Assets:
Institutional Class	$10
Administrative Class	9,992
Advisor Class	28,082

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	956
Advisor Class	2,687

Net Asset Value Per Share Outstanding:
Institutional Class	$10.45
Administrative Class	10.45
Advisor Class	10.45

Cost of investments in securities	$41,286
Cost of investments in Affiliates	$2,161
Cost of foreign currency held	$163
Cost or premiums of financial derivative instruments, net	$370

* Includes repurchase agreements of:	$261

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$422
Dividends from Investments in Affiliates	44
Total Income	466

Expenses:
Investment advisory fees	46
Supervisory and administrative fees	92
Servicing fees - Administrative Class	8
Distribution and/or servicing fees - Advisor Class	33
Interest expense	8
Total Expenses	187

Net Investment Income (Loss)	279

Net Realized Gain (Loss):
Investments in securities	(60)
Exchange-traded or centrally cleared financial derivative instruments	54
Over the counter financial derivative instruments	(460)
Foreign currency	(319)

Net Realized Gain (Loss)	(785)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(702)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	452
Over the counter financial derivative instruments	(342)
Foreign currency assets and liabilities	309

Net Change in Unrealized Appreciation (Depreciation)	(284)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(790)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$279	$360
Net realized gain (loss)	(785)	1,426
Net change in unrealized appreciation (depreciation)	(284)	1,220

Net Increase (Decrease) in Net Assets Resulting from Operations	(790)	3,006

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(67)	(140)
Advisor Class	(156)	(323)

Total Distributions(a)	(223)	(463)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	8,121	(1,813)

Total Increase (Decrease) in Net Assets	7,108	730

Net Assets:
Beginning of period	30,976	30,246
End of period*	$38,084	$30,976

* Including undistributed (overdistributed) net investment income of:	$620	$564

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (Unhedged)

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.8%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%
Argentina Government International Bond
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	470	$15
40.000% due 06/21/2020 ~		470	17

Total Argentina (Cost $55)			32

AUSTRALIA 0.8%

CORPORATE BONDS & NOTES 0.5%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	100
Woodside Finance Ltd.
4.600% due 05/10/2021		100	102

			202

SOVEREIGN ISSUES 0.3%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	129	108

Total Australia (Cost $335)			310

BRAZIL 0.9%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
5.999% due 01/27/2028		$216	196
6.125% due 01/17/2022		34	35

			231

SOVEREIGN ISSUES 0.3%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2018 (c)	BRL	500	127

Total Brazil (Cost $392)			358

CANADA 4.4%

CORPORATE BONDS & NOTES 0.5%
Enbridge, Inc.
3.041% (US0003M + 0.700%) due 06/15/2020 ~		$100	100
Royal Bank of Canada
2.300% due 03/22/2021		100	98

			198

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Canadian Mortgage Pools
1.950% due 07/01/2020	CAD	63	48

SOVEREIGN ISSUES 3.8%
Province of Alberta
1.250% due 06/01/2020		100	75
2.350% due 06/01/2025		100	74
Province of Ontario
2.600% due 06/02/2025		1,500	1,135
6.200% due 06/02/2031		100	103
Province of Quebec
3.500% due 12/01/2022		100	79

			1,466

Total Canada (Cost $1,751)			1,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 2.8%
Atrium CDO Corp.
3.712% due 10/23/2024 •		$250	$251
CIFC Funding Ltd.
3.753% due 01/17/2027 •		250	250
Dryden Senior Loan Fund
3.248% due 10/15/2027 •		100	100
Figueroa CLO Ltd.
2.925% due 06/20/2027 •		100	100
GoldenTree Loan Opportunities Ltd.
3.729% due 10/29/2026 •		250	250
Monarch Grove CLO
3.240% due 01/25/2028 •		100	100

			1,051

CORPORATE BONDS & NOTES 0.3%
QNB Finance Ltd.
1.880% due 08/02/2018		100	100

Total Cayman Islands (Cost $1,150)			1,151

DENMARK 3.1%

CORPORATE BONDS & NOTES 3.1%
BRFkredit A/S
2.000% due 10/01/2047	DKK	381	60
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		954	151
2.000% due 10/01/2050		1,895	296
2.500% due 10/01/2037		65	11
2.500% due 10/01/2047		1	0
3.000% due 10/01/2047		51	9
Nykredit Realkredit A/S
2.000% due 10/01/2047		925	147
2.500% due 10/01/2037		412	69
2.500% due 10/01/2047		77	13
Realkredit Danmark A/S
2.000% due 10/01/2047		2,011	318
2.000% due 10/01/2050		298	47
2.500% due 10/01/2037		322	53
2.500% due 07/01/2047		65	11
3.000% due 07/01/2046		44	7

Total Denmark (Cost $1,130)			1,192

FRANCE 5.3%

CORPORATE BONDS & NOTES 2.2%
Altice France S.A.
5.625% due 05/15/2024	EUR	100	122
Danone S.A.
2.077% due 11/02/2021		$200	191
Dexia Credit Local S.A.
2.250% due 02/18/2020		300	297
2.500% due 01/25/2021		250	247

			857

SOVEREIGN ISSUES 3.1%
France Government International Bond
2.000% due 05/25/2048 (i)	EUR	650	843
3.250% due 05/25/2045 (i)		200	328

			1,171

Total France (Cost $1,855)			2,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 1.0%

CORPORATE BONDS & NOTES 1.0%
Deutsche Bank AG
2.700% due 07/13/2020		$100	$97
4.250% due 10/14/2021		200	197
Kreditanstalt fuer Wiederaufbau
6.000% due 08/20/2020	AUD	100	80

Total Germany (Cost $403)			374

IRELAND 0.4%

SOVEREIGN ISSUES 0.4%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	100	156

Total Ireland (Cost $140)			156

ITALY 3.5%

CORPORATE BONDS & NOTES 0.6%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	236

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Claris Abs SRL
0.081% due 10/31/2060 •		45	52

SOVEREIGN ISSUES 2.8%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024		200	224
2.800% due 03/01/2067		100	101
2.950% due 09/01/2038		400	451
3.450% due 03/01/2048		100	118
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	158

			1,052

Total Italy (Cost $1,401)			1,340

JAPAN 5.5%

CORPORATE BONDS & NOTES 1.1%
Central Nippon Expressway Co. Ltd.
2.903% (US0003M + 0.540%) due 08/04/2020 ~		$200	201
Sumitomo Mitsui Financial Group, Inc.
4.007% (US0003M + 1.680%) due 03/09/2021 ~		200	206

			407

SOVEREIGN ISSUES 4.4%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		200	191
Japan Bank for International Cooperation
2.500% due 06/01/2022		200	195
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		200	195
Japan Government International Bond
0.300% due 06/20/2046	JPY	80,000	652
0.500% due 09/20/2046		50,000	430

			1,663

Total Japan (Cost $2,200)			2,070

JERSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Heathrow Funding Ltd.
4.875% due 07/15/2023		$100	105

Total Jersey, Channel Islands (Cost $105)			105

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.5%

SOVEREIGN ISSUES 0.5%
Kuwait International Government Bond
3.500% due 03/20/2027		$200	$195

Total Kuwait (Cost $198)			195

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%
Lithuania Government International Bond
6.125% due 03/09/2021		$100	107

Total Lithuania (Cost $107)			107

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
European Financial Stability Facility
1.375% due 05/31/2047	EUR	100	112

Total Luxembourg (Cost $116)			112

NETHERLANDS 1.9%

CORPORATE BONDS & NOTES 1.9%
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (g)	EUR	100	129
Deutsche Telekom International Finance BV
1.950% due 09/19/2021		$200	191
ING Bank NV
2.625% due 12/05/2022		250	245
Mylan NV
2.500% due 06/07/2019		55	55
Teva Pharmaceutical Finance Netherlands BV
0.125% due 07/27/2018	CHF	100	101

Total Netherlands (Cost $734)			721

NORWAY 0.5%

CORPORATE BONDS & NOTES 0.5%
DNB Boligkreditt A/S
3.250% due 06/28/2023		$200	200

Total Norway (Cost $200)			200

POLAND 0.3%

SOVEREIGN ISSUES 0.3%
Poland Government International Bond
2.250% due 04/25/2022	PLN	400	107

Total Poland (Cost $100)			107

QATAR 1.0%

SOVEREIGN ISSUES 1.0%
Qatar Government International Bond
3.875% due 04/23/2023		$200	200
4.500% due 04/23/2028		200	202

Total Qatar (Cost $398)			402

SAUDI ARABIA 1.5%

SOVEREIGN ISSUES 1.5%
Saudi Government International Bond
2.375% due 10/26/2021		$200	193
4.500% due 04/17/2030		400	400

Total Saudi Arabia (Cost $596)			593

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 1.3%

SOVEREIGN ISSUES 1.3%
Slovenia Government International Bond
4.125% due 02/18/2019		$500	$504

Total Slovenia (Cost $505)			504

SPAIN 2.1%

CORPORATE BONDS & NOTES 0.3%
Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)	EUR	100	123

SOVEREIGN ISSUES 1.8%
Autonomous Community of Catalonia
4.950% due 02/11/2020		150	185
Spain Government International Bond
1.450% due 10/31/2027		300	357
2.900% due 10/31/2046		100	127

			669

Total Spain (Cost $804)			792

SWEDEN 4.6%

CORPORATE BONDS & NOTES 4.6%
Danske Hypotek AB
1.000% due 12/21/2022	SEK	2,000	228
Lansforsakringar Hypotek AB
1.250% due 09/20/2023		1,500	172
2.250% due 09/21/2022		2,300	276
Nordea Hypotek AB
1.000% due 04/08/2022		3,400	390
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		500	58
Stadshypotek AB
1.500% due 12/15/2021		1,000	117
2.500% due 09/18/2019		1,000	115
4.500% due 09/21/2022		2,000	261
Swedbank Hypotek AB
1.000% due 09/15/2021		600	69
1.000% due 06/15/2022		600	69

Total Sweden (Cost $1,780)			1,755

SWITZERLAND 0.7%

CORPORATE BONDS & NOTES 0.5%
UBS AG
2.901% due 06/08/2020 •		$200	201

SOVEREIGN ISSUES 0.2%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	50	75

Total Switzerland (Cost $273)			276

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	192

Total United Arab Emirates (Cost $199)			192

UNITED KINGDOM 9.7%

CORPORATE BONDS & NOTES 4.0%
Barclays PLC
6.500% due 09/15/2019 •(f)(g)	EUR	200	241
BG Energy Capital PLC
4.000% due 10/15/2021		$200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
British Telecommunications PLC
9.625% due 12/15/2030		$60	$86
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	164
Nationwide Building Society
6.875% due 06/20/2019 •(f)(g)		100	135
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(f)(g)		$200	204
Santander UK Group Holdings PLC
2.875% due 10/16/2020		200	198
Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	49	75
Virgin Money PLC
2.250% due 04/21/2020		100	133
Vodafone Group PLC
3.750% due 01/16/2024		$100	99

			1,538

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%
Eurosail PLC
0.000% due 12/10/2044 •	EUR	30	35
0.000% due 03/13/2045 •		38	44
0.787% due 03/13/2045 •	GBP	76	99
Kensington Mortgage Securities PLC
0.000% due 06/14/2040 •	EUR	35	41
Mansard Mortgages PLC
1.281% due 12/15/2049 •	GBP	97	127
Newgate Funding PLC
1.631% due 12/15/2050 •		139	182
Ripon Mortgages PLC
1.423% due 08/20/2056 •		89	118
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	107	121
0.795% due 06/12/2044 •	GBP	121	155

			922

SOVEREIGN ISSUES 3.3%
United Kingdom Gilt
1.500% due 07/22/2047		200	250
3.250% due 01/22/2044 (i)		450	775
3.500% due 01/22/2045 (i)		120	217

			1,242

Total United Kingdom (Cost $3,625)			3,702

UNITED STATES 43.5%

ASSET-BACKED SECURITIES 3.6%
Bayview Opportunity Master Fund Trust
4.090% due 05/28/2033 ×		$97	97
Citigroup Mortgage Loan Trust, Inc.
2.351% due 06/25/2037 •		200	193
Countrywide Asset-Backed Certificates
2.231% due 07/25/2037 •		27	25
2.311% due 06/25/2047 •		300	283
2.331% due 04/25/2037 •		67	47
Countrywide Asset-Backed Certificates Trust
2.751% due 08/25/2035 •		155	154
Panhandle-Plains Higher Education Authority, Inc.
3.438% due 10/01/2035 •		29	29
Renaissance Home Equity Loan Trust
4.641% due 12/25/2032 •		75	73
Saxon Asset Securities Trust
3.841% due 12/25/2037 •		70	67
SG Mortgage Securities Trust
2.241% due 10/25/2036 •		200	164
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	27	32
Structured Asset Investment Loan Trust
3.816% due 10/25/2034 •		$116	115

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
2.226% due 07/25/2036 •	$19	$18
Terwin Mortgage Trust
3.031% due 11/25/2033 •	2	2
VOLT LLC
3.125% due 09/25/2047 ×	79	79

		1,378

CORPORATE BONDS & NOTES 15.2%
Ally Financial, Inc.
3.750% due 11/18/2019	100	100
8.000% due 11/01/2031	100	120
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~	200	201
3.298% (US0003M + 0.950%) due 07/15/2021 ~	100	101
Bank of America Corp.
5.875% due 03/15/2028 •(f)	50	49
Bank of New York Mellon Corp.
2.200% due 08/16/2023	100	94
BAT Capital Corp.
3.222% due 08/15/2024	100	95
Becton Dickinson and Co.
3.250% due 11/12/2020	100	99
Campbell Soup Co.
3.300% due 03/15/2021	100	100
Cardinal Health, Inc.
1.948% due 06/14/2019	100	99
Celanese U.S. Holdings LLC
4.625% due 11/15/2022	100	102
Charter Communications Operating LLC
3.750% due 02/15/2028	100	91
CNH Industrial Capital LLC
4.875% due 04/01/2021	100	103
CVS Health Corp.
3.700% due 03/09/2023	100	99
D.R. Horton, Inc.
3.750% due 03/01/2019	100	100
Dell International LLC
3.480% due 06/01/2019	200	201
4.420% due 06/15/2021	100	101
Delta Air Lines, Inc.
2.875% due 03/13/2020	100	99
Discovery Communications LLC
2.800% due 06/15/2020	100	99
Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	100	99
Dresdner Funding Trust
8.151% due 06/30/2031	100	125
Energy Transfer Partners LP
4.650% due 06/01/2021	100	102
Enterprise Products Operating LLC
6.500% due 01/31/2019	100	102
ERAC USA Finance LLC
2.600% due 12/01/2021	100	97
Ford Motor Credit Co. LLC
2.425% due 06/12/2020	200	196
General Motors Financial Co., Inc.
3.187% (US0003M + 0.850%) due 04/09/2021 ~	100	101
HCA, Inc.
6.500% due 02/15/2020	100	104
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	100	105
KLA-Tencor Corp.
4.125% due 11/01/2021	100	102
Komatsu Finance America, Inc.
2.118% due 09/11/2020	200	195
Kraft Heinz Foods Co.
2.923% (US0003M + 0.570%) due 02/10/2021 ~	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mid-America Apartments LP
4.200% due 06/15/2028	$100	$100
Morgan Stanley
3.737% due 04/24/2024 •	100	99
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	100	96
Nasdaq, Inc.
2.722% (US0003M + 0.390%) due 03/22/2019 ~	200	200
Navient Corp.
4.875% due 06/17/2019	100	101
Nissan Motor Acceptance Corp.
3.026% due 09/28/2022 •	100	100
Penske Truck Leasing Co. LP
3.950% due 03/10/2025	100	99
Plains All American Pipeline LP
5.750% due 01/15/2020	100	103
Progress Energy, Inc.
7.050% due 03/15/2019	100	103
QVC, Inc.
3.125% due 04/01/2019	100	100
Rockwell Collins, Inc.
2.800% due 03/15/2022	100	98
Ryder System, Inc.
2.650% due 03/02/2020	300	298
Springleaf Finance Corp.
8.250% due 12/15/2020	100	108
Sprint Communications, Inc.
9.000% due 11/15/2018	100	102
Time Warner Cable LLC
4.125% due 02/15/2021	100	101
UnitedHealth Group, Inc.
3.750% due 07/15/2025	100	100
Verizon Communications, Inc.
2.625% due 08/15/2026	100	89
Wells Fargo & Co.
3.469% (US0003M + 1.110%) due 01/24/2023 ~	100	102
Zimmer Biomet Holdings, Inc.
3.076% (US0003M + 0.750%) due 03/19/2021 ~	100	100
3.550% due 04/01/2025	100	95

		5,775

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Charter Communications Operating LLC
4.100% due 04/30/2025	98	98

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	102	96
BCAP LLC Trust
5.750% due 02/28/2037 ~	63	60
Chase Mortgage Finance Trust
3.428% due 07/25/2037 ~	4	4
Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	7	8
Commercial Mortgage Trust
2.080% due 07/10/2046 ~(a)	398	13
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	175	140
Countrywide Alternative Loan Trust
2.791% due 05/25/2036 •	303	185
Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	70	61
DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	200	1
0.904% due 11/10/2046 ~(a)	137	2
Deutsche ALT-A Securities, Inc.
2.281% due 08/25/2047 •	136	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
4.039% due 05/25/2037 ^~	$28	$23
GSR Mortgage Loan Trust
4.024% due 11/25/2035 ~	79	79
HarborView Mortgage Loan Trust
2.645% due 02/19/2036 •	252	213
Impac CMB Trust
2.811% due 10/25/2034 •	58	57
IndyMac Mortgage Loan Trust
2.571% due 07/25/2035 •	21	20
JPMorgan Alternative Loan Trust
3.627% due 12/25/2035 ^~	63	57
JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	100	99
4.070% due 11/15/2043	194	197
JPMorgan Mortgage Trust
3.646% due 02/25/2036 ^~	15	13
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.933% due 08/15/2032 •	31	30
Merrill Lynch Mortgage Investors Trust
3.537% due 02/25/2035 ~	8	8
Morgan Stanley Bank of America Merrill Lynch Trust
1.134% due 12/15/2048 ~(a)	293	11
Thornburg Mortgage Securities Trust
4.020% due 06/25/2047 ^•	12	11
WaMu Mortgage Pass-Through Certificates Trust
3.462% due 09/25/2036 ~	14	14
3.657% due 03/25/2035 ~	61	61
3.722% due 03/25/2034 ~	63	65
Wells Fargo Mortgage-Backed Securities Trust
4.097% due 10/25/2035 ~	13	13

		1,664

U.S. GOVERNMENT AGENCIES 12.6%
Fannie Mae
2.891% (LIBOR01M + 0.800%) due 12/25/2039 ~	24	24
Fannie Mae, TBA
3.500% due 07/01/2048 - 08/01/2048	2,700	2,686
4.000% due 08/01/2048	1,000	1,018
Freddie Mac
1.398% due 01/15/2038 ~(a)	58	2
2.257% (LIBOR01M + 0.350%) due 01/15/2038 ~	58	58
2.673% (LIBOR01M + 0.600%) due 12/15/2037 ~	5	5
Freddie Mac, TBA
3.500% due 07/01/2048	900	895
NCUA Guaranteed Notes
2.585% (LIBOR01M + 0.560%) due 12/08/2020 ~	84	85
Small Business Administration
5.980% due 05/01/2022	17	18

		4,791

U.S. TREASURY OBLIGATIONS 7.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	103	101
0.125% due 01/15/2023	651	637
0.375% due 07/15/2025	106	104
0.500% due 01/15/2028	711	696
1.000% due 02/15/2048	203	210
1.375% due 02/15/2044	108	120
2.500% due 01/15/2029	117	137
U.S. Treasury Notes
2.875% due 04/30/2025 (i)	800	803

		2,808

Total United States (Cost $16,221)		16,514

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.7%

CERTIFICATES OF DEPOSIT 0.5%
Barclays Bank PLC
1.940% due 09/04/2018		$200	$200

REPURCHASE AGREEMENTS (h) 0.7%
			261

ARGENTINA TREASURY BILLS 0.3%
16.170% due 09/14/2018 - 10/12/2018 (b)(c)	ARS	620	21
2.121% due 12/14/2018 (c)(d)		$100	98

			119

JAPAN TREASURY BILLS 10.2%
(0.139)% due 07/09/2018 - 09/10/2018 (b)(c)	JPY	430,000	3,885

Total Short-Term Instruments (Cost $4,513)			4,465

Total Investments in Securities (Cost $41,286)			41,465

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%
PIMCO Short Asset Portfolio	146,803	$1,469
PIMCO Short-Term Floating NAV Portfolio III	69,852	690

Total Short-Term Instruments (Cost $2,161)		2,159

Total Investments in Affiliates (Cost $2,161)		2,159

Total Investments 114.5% (Cost $43,447)		$43,624

Financial Derivative Instruments (j)(k) (0.2)% (Cost or Premiums, net $370)		(89)

Other Assets and Liabilities, net (14.3)%		(5,451)

Net Assets 100.0%		$38,084

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$261	U.S. Treasury Notes 2.750% due 11/15/2023	$(271)	$261	$261

Total Repurchase Agreements						$(271)	$261	$261

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.230%	06/21/2018	07/05/2018	$	(200)	$(200)
IND	0.650	05/02/2018	07/05/2018	GBP	(389)	(515)
	2.040	06/29/2018	07/11/2018	$	(606)	(606)
MYI	(0.450)	04/19/2018	07/19/2018	EUR	(700)	(816)

Total Reverse Repurchase Agreements						$(2,137)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(200)	$0	$(200)	$201	$1
FICC	261	0	0	261	(271)	(10)
IND	0	(1,121)	0	(1,121)	1,128	7
MYI	0	(816)	0	(816)	812	(4)

Total Borrowings and Other Financing Transactions	$261	$(2,137)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(1,331)	$0	$0	$(1,331)
U.S. Treasury Obligations	0	(806)	0	0	(806)

Total Borrowings	$0	$(2,137)	$0	$0	$(2,137)

Payable for reverse repurchase agreements					$(2,137)

(i)	Securities with an aggregate market value of $2,141 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(1,626) at a weighted average interest rate of 0.210%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note September 2018 Futures	$107.750	08/24/2018	1	$2	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	107.250	08/24/2018	2	2	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	175.000	08/24/2018	3	3	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	186.000	08/24/2018	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	110.000	08/24/2018	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	117.000	08/24/2018	10	10	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures	118.000	08/24/2018	1	1	0	0

					$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$119.000	07/27/2018	3	$3	$(1)	$0
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	120.500	07/27/2018	3	3	(1)	(1)

					$(2)	$(1)

Total Written Options					$(2)	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	59	$	14,313	$(6)	$0	$(2)
90-Day Eurodollar March Futures	03/2019	82		19,934	(19)	0	0
90-Day Eurodollar September Futures	09/2018	4		975	(3)	0	0
Australia Government 3-Year Note September Futures	09/2018	4	AUD	330	1	0	0
Australia Government 10-Year Bond September Futures	09/2018	3		287	5	0	0
Call Options Strike @ EUR 152.000 on Euro-BTP 10-Year Bond September 2018 Futures	08/2018	2	EUR	0	0	0	0
Call Options Strike @ EUR 185.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	23		0	0	0	0
Euro-Bobl September Futures	09/2018	38		5,865	26	2	(2)
Euro-Bund 10-Year Bond September Futures	09/2018	2		380	3	1	0
Euro-Buxl 30-Year Bond September Futures	09/2018	1		208	5	2	0
Euro-Schatz September Futures	09/2018	18		2,356	2	0	0
Japan Government 10-Year Bond September Futures	09/2018	2	JPY	2,725	4	1	0
Put Options Strike @ EUR 111.500 on Euro-Schatz Bond September 2018 Futures	08/2018	18	EUR	0	0	0	0
Put Options Strike @ EUR 124.000 on Euro-Bobl September 2018 Futures	08/2018	10		0	0	0	0
Put Options Strike @ EUR 125.000 on Euro-Bobl September 2018 Futures	08/2018	29		0	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	6		0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2018	7	$	795	0	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	8		1,277	25	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	35	GBP	5,724	1	1	(1)

					$44	$7	$(6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	59	$	(14,310)	$(5)	$3	$0
90-Day Eurodollar March Futures	03/2020	82		(19,889)	8	3	0
90-Day Eurodollar September Futures	09/2019	4		(971)	5	0	0
Call Options Strike @ EUR 133.000 on Euro-Bobl 10-Year Bond September 2018 Futures	08/2018	5	EUR	(1)	0	0	0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	4		(12)	(10)	0	(1)
Canada Government 10-Year Bond September Futures	09/2018	1	CAD	(104)	(3)	1	0
Euro-BTP Italy Government Bond September Futures	09/2018	2	EUR	(297)	2	0	(4)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	23		(4,151)	(47)	0	(18)
Put Options Strike @ EUR 131.250 on Euro-Bobl September 2018 Futures	08/2018	5		(1)	0	0	0
U.S. Treasury 2-Year Note September Futures	09/2018	1	$	(212)	0	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	35	GBP	(5,709)	1	1	(1)

					$(49)	$8	$(24)

Total Futures Contracts					$(5)	$15	$(30)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	12/20/2020	0.192%	$	100	$(3)	$1	$(2)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.221		100	(3)	1	(2)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.381	EUR	100	(2)	0	(2)	0	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.178	$	100	(3)	1	(2)	0	0

							$(11)	$3	$(8)	$0	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.695%	$	100	$0	$2	$2	$0	$0
Marks & Spencer PLC	1.000	Quarterly	12/20/2022	1.300	EUR	100	(1)	(1)	(2)	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.863		100	0	1	1	0	0

							$(1)	$2	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	300	$(25)	$6	$(19)	$0	$0
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		1,200	(24)	3	(21)	0	(1)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	1,800	(55)	15	(40)	0	(1)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		4,000	(118)	42	(76)	0	(2)

						$(222)	$66	$(156)	$0	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	100	$(2)	$(2)	$(4)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		$100	$0	$(1)	$(1)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		300	0	(3)	(3)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		100	0	(1)	(1)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		100	0	(1)	(1)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		200	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	1,500	0	(2)	(2)	1	0
Pay(6)	3-Month CAD Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	2,800	(4)	5	1	0	(4)
Receive	3-Month CAD Bank Bill	2.200	Semi-Annual	06/16/2026		400	1	6	7	2	0
Receive	3-Month CAD Bank Bill	3.000	Semi-Annual	03/19/2027		100	(5)	2	(3)	1	0
Receive	3-Month CAD Bank Bill	1.850	Semi-Annual	09/15/2027		100	3	3	6	1	0
Pay	3-Month CAD Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	(1)	(42)	0	(2)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	200	(1)	(1)	(2)	0	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	5,300	6	6	12	3	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019		$16,600	(14)	(56)	(70)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		900	(2)	11	9	0	0
Pay(6)(7)	1-MONTH LIBOR + 0.117%	0.000	Quarterly	03/02/2020		2,700	0	0	0	0	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		16,600	9	70	79	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		4,900	97	1	98	0	0
Pay(6)(7)	1-MONTH LIBOR + 0.084%	0.000	Quarterly	04/26/2022		3,100	0	0	0	0	0
Pay(7)	1-MONTH LIBOR + 0.084%	2.326	Quarterly	06/12/2022		300	0	0	0	0	0
Pay(7)	1-MONTH LIBOR + 0.070%	2.326	Quarterly	06/12/2022		300	0	1	1	0	0
Pay(7)	1-MONTH LIBOR + 0.085%	2.326	Quarterly	06/19/2022		1,300	0	1	1	0	0
Pay(6)(7)	1-MONTH LIBOR + 0.073%	0.000	Quarterly	04/27/2023		1,300	0	0	0	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		100	5	(1)	4	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		200	10	(2)	8	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		1,650	38	58	96	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		900	59	(3)	56	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,000	122	(3)	119	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		50	4	3	7	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,250	(33)	92	59	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		650	74	(9)	65	1	0
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		100	(5)	6	1	0	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		300	(16)	18	2	1	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	6,600	2	(12)	(10)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	8.500%	Quarterly	03/15/2027	ZAR	1,900	$2	$1	$3	$1	$0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/19/2020	EUR	1,200	0	4	4	0	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	12/19/2020		1,200	(1)	4	3	1	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	09/19/2023		5,400	(23)	78	55	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		1,000	(3)	9	6	0	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		2,400	37	52	89	4	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		2,100	36	29	65	4	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	09/19/2048		700	13	(19)	(6)	0	(8)
Pay(6)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	3,100	0	4	4	0	0
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	12/19/2019		2,600	4	6	10	0	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		3,100	9	(3)	6	0	0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/19/2020		1,200	0	5	5	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		2,600	(4)	(6)	(10)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2023		100	0	(1)	(1)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028		250	2	0	2	0	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	300,000	(9)	2	(7)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		270,000	(19)	(7)	(26)	0	(1)
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	06/19/2033		270,000	345	19	364	1	0
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		40,000	37	4	41	0	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		80,000	(105)	(25)	(130)	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		10,000	10	(2)	8	0	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		10,000	(1)	(3)	(4)	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	3,700	(17)	2	(15)	1	0

							$622	$337	$959	$29	$(17)

Total Swap Agreements							$386	$406	$792	$29	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$15	$29	$44	$(1)	$(30)	$(21)	$(52)

Cash of $868 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Versus Floating Rate Index Receive 3-Month USD-LIBOR.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2018	AUD	35		$27	$ 1	$ 0
	07/2018	JPY	5,600		51	0	0
BOA	07/2018	ARS	1,088		39	2	0
	07/2018	AUD	4,562		3,368	0	(8)
	07/2018	CHF	27		27	0	0
	07/2018	KRW	70,636		65	2	0
	07/2018	NOK	860		106	1	0
	07/2018	TRY	1,189		255	0	(2)
	07/2018		$67	ARS	1,913	0	(1)
	07/2018		27	EUR	23	0	0
	07/2018		56	INR	3,828	0	0
	07/2018		106	PLN	396	0	0
	08/2018	JPY	30,000		$275	4	0
	08/2018		$3,393	AUD	4,594	8	(1)
	08/2018		113	BRL	433	0	(2)
	08/2018		82	CZK	1,711	0	(4)
	08/2018		81	MXN	1,608	0	0
	08/2018		24	ZAR	311	0	(2)
	08/2018	ZAR	12,749		$996	71	0
	09/2018	SGD	698		526	12	0
	09/2018		$108	IDR	1,526,580	0	(2)
	10/2018	BRL	300		$87	10	0
	10/2018	PLN	396		106	0	0
BPS	07/2018	ARS	2,202		80	4	0
	07/2018		$146	ARS	3,867	0	(13)
	07/2018		19	CAD	25	0	0
	07/2018		32	CLP	20,134	0	(1)
	07/2018		3,342	EUR	2,882	23	0
	07/2018		41	GBP	31	0	0
	07/2018		3,153	JPY	342,400	0	(60)
	08/2018	RON	238		$60	1	0
	08/2018		$16	AUD	21	0	(1)
	09/2018	TWD	14,696		$500	16	0
	10/2018	KRW	12,118		11	0	0
BRC	07/2018	ARS	1,039		38	3	0
	08/2018		$1,571	MXN	30,012	0	(73)
	09/2018		100	INR	6,913	0	0
CBK	07/2018	ARS	29		$1	0	0
	07/2018	CAD	25		19	0	0
	07/2018	DKK	4,395		731	42	0
	07/2018	GBP	220		296	5	0
	07/2018	JPY	14,100		128	1	0
	07/2018	SEK	95		11	0	0
	07/2018		$2,474	CAD	3,221	0	(24)
	07/2018		5	COP	14,300	0	0
	07/2018		20	EUR	17	0	0
	07/2018		2,673	GBP	2,018	0	(10)
	07/2018		848	RUB	53,612	5	0
	08/2018	CZK	1,732		$79	1	0
	08/2018	MXN	1,464		74	1	0
	08/2018		$2	ARS	41	0	(1)
	08/2018		73	CAD	97	0	0
	08/2018		275	TRY	1,217	0	(15)
	09/2018		19	CNH	126	0	0
	09/2018		10	CNY	64	0	0
	02/2019	EUR	123		$156	9	0
	06/2019	GBP	42		56	0	0
DUB	07/2018	ARS	580		20	0	0
	07/2018	BRL	260		74	7	0
	07/2018	COP	43,632		16	1	0
	07/2018		$21	ARS	580	0	(1)
	07/2018		67	BRL	260	0	0
	07/2018		21	COP	60,078	0	(1)
	01/2019		126	EUR	100	0	(7)
	03/2019	BRL	203		$53	2	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2019		$45	MXN	965	$ 2	$ 0
	04/2019	SEK	165	EUR	16	0	0
FBF	07/2018	BRL	385		$101	2	0
	07/2018	COP	21,796		8	1	0
	07/2018	KRW	29,380		27	1	0
	07/2018		$100	BRL	385	0	(1)
	04/2019	EUR	31	SEK	318	0	(1)
GLM	07/2018	CAD	68	AUD	71	0	0
	07/2018		19		$14	0	0
	07/2018	CHF	87		88	0	0
	07/2018	CLP	354,708		547	4	0
	07/2018	DKK	985		156	2	0
	07/2018	EUR	162		191	2	0
	07/2018	GBP	256		342	4	0
	07/2018	KRW	85,339		77	0	0
	07/2018		$3,713	AUD	4,940	0	(58)
	07/2018		142	BRL	544	0	(2)
	07/2018		74	CAD	97	0	0
	07/2018		3,863	CHF	3,823	0	(3)
	07/2018		96	COP	276,360	0	(2)
	07/2018		568	EUR	486	0	0
	07/2018		677	JPY	74,100	0	(8)
	08/2018	BRL	544		$142	2	0
	08/2018	RON	248		62	0	0
	09/2018		263	EUR	56	0	0
	09/2018		$547	CLP	354,708	0	(4)
	09/2018		35	IDR	494,270	0	(1)
HUS	07/2018	ARS	486		$18	1	0
	07/2018	BRL	520		137	3	0
	07/2018	CAD	3,050		2,293	0	(28)
	07/2018	CHF	104		106	1	0
	07/2018	KRW	47,485		43	0	0
	07/2018	RUB	70,498		1,119	0	(3)
	07/2018		$137	BRL	520	0	(3)
	07/2018		33	DKK	200	0	(2)
	07/2018		39	EUR	33	0	0
	07/2018		264	RUB	16,887	4	0
	08/2018	MXN	606		$30	0	0
	08/2018		$5	ARS	103	0	(2)
	08/2018		2,294	CAD	3,050	28	0
	08/2018		1,409	RUB	88,972	3	(3)
	08/2018	ZAR	212		$17	1	0
	09/2018		$590	IDR	8,543,200	0	0
	12/2018	EUR	101		$127	7	0
	12/2018		$103	AUD	130	0	(7)
	01/2019	EUR	104		$125	2	0
	02/2019		$56	AUD	70	0	(4)
	03/2019	BRL	68		$20	3	0
	03/2019		$20	MXN	394	0	(1)
	05/2019		100	EUR	83	0	(1)
IND	08/2018		54	ZAR	680	0	(4)
JPM	07/2018	ARS	313		$12	1	0
	07/2018	AUD	140		105	2	0
	07/2018	BRL	544		146	6	0
	07/2018	CAD	114		85	0	(1)
	07/2018	CHF	3,590		3,623	0	(2)
	07/2018	GBP	252		334	2	0
	07/2018	SEK	2,720		309	5	0
	07/2018		$127	CAD	169	1	0
	07/2018		532	CLP	334,574	0	(20)
	07/2018		4,203	NOK	34,842	75	0
	07/2018		733	NZD	1,060	0	(15)
	08/2018	JPY	150,000		$1,364	5	0
	08/2018	KRW	88,038		79	0	0
	08/2018	MXN	1,920		99	3	0
	08/2018	RUB	2,321		37	0	0
	08/2018		$3,632	CHF	3,590	2	0
	08/2018		927	ZAR	11,836	0	(69)
	09/2018	JPY	220,000		$2,024	28	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2018	RON	24	EUR	5	$0	$0
	09/2018	TWD	858		$29	1	0
MSB	07/2018	AUD	141		107	2	0
	07/2018	BRL	1,032		270	4	0
	07/2018	CAD	160		123	2	0
	07/2018	EUR	95		110	0	(1)
	07/2018	PLN	396		117	11	0
	07/2018		$281	BRL	1,032	0	(15)
	08/2018		24	AUD	31	0	(1)
	08/2018		102	BRL	387	0	(3)
	10/2018	BRL	200		$58	7	0
	06/2021		$3	EUR	2	0	0
NGF	07/2018	KRW	70,867		$64	0	0
	07/2018		$77	INR	5,267	0	0
	08/2018	KRW	22,266		$20	0	0
	09/2018		$1,010	CNH	6,447	0	(41)
	09/2018		76	INR	5,153	0	(1)
RBC	07/2018	AUD	26		$19	0	0
RYL	07/2018	NZD	28		20	1	0
	07/2018	SEK	655		76	3	0
	08/2018	RUB	2,141		34	0	0
	04/2019	SEK	229	EUR	22	0	0
SCX	07/2018	AUD	23		$17	0	0
	07/2018	GBP	7		9	0	0
	07/2018	NOK	31,452		3,857	0	(5)
	07/2018	NZD	1,032		704	5	0
	07/2018	SEK	8,285		930	5	0
	07/2018		$74	AUD	101	0	0
	07/2018		796	DKK	5,081	0	0
	08/2018		3,862	NOK	31,452	4	0
	08/2018		693	NZD	1,015	0	(5)
	08/2018		933	SEK	8,285	0	(5)
	09/2018	CNH	139		$22	1	0
	09/2018	IDR	685,855		48	1	0
	09/2018	KRW	16,510		15	0	0
	09/2018		$27	TWD	802	0	(1)
	10/2018	DKK	5,081		$802	0	0
	10/2018	INR	4,167		60	0	0
SOG	07/2018		$1,203	SEK	10,720	0	(6)
	12/2018		58	EUR	46	0	(4)
SSB	07/2018	CAD	136		$105	2	0
	07/2018	EUR	3,184		3,706	0	(12)
	08/2018		$3,714	EUR	3,184	12	0
TOR	07/2018	JPY	396,800		$3,612	28	0
	08/2018		$3,619	JPY	396,800	0	(28)
UAG	07/2018	AUD	139		$106	4	0
	07/2018	CHF	15		15	0	0
	07/2018	DKK	125		21	1	0
	07/2018	GBP	1,236		1,634	3	0
	07/2018	JPY	30,000		282	11	0
	07/2018	NOK	2,530		310	0	(1)
	07/2018		$31	DKK	185	0	(2)
	07/2018		116	SEK	1,035	0	0
	08/2018		1,637	GBP	1,236	0	(3)
	09/2018	CNH	167		$26	1	0
	09/2018		$50	IDR	708,235	0	(1)

Total Forward Foreign Currency Contracts						$544	$(609)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.693	07/16/2018	AUD	4,000	$0	$0
	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	119	2	1
BRC	Put - OTC EUR versus USD	$	1.050	07/19/2018	EUR	3,000	0	0
CBK	Call - OTC USD versus CAD	CAD	1.370	08/17/2018	$	204	0	0
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020		77	2	0
GLM	Call - OTC USD versus JPY		120.000	04/20/2020		132	3	1
HUS	Put - OTC AUD versus USD	$	0.735	02/05/2019	AUD	400	4	7
	Put - OTC EUR versus USD		1.140	05/24/2019	EUR	200	3	3
MSB	Call - OTC EUR versus USD		1.291	06/24/2021		31	2	2
	Put - OTC EUR versus USD		1.291	06/24/2021		31	2	2
SCX	Put - OTC USD versus INR	INR	69.220	10/25/2018	$	109	2	1
UAG	Call - OTC USD versus CHF	CHF	1.060	07/03/2018		3,500	0	0

							$20	$17

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 08/01/2048	$73.000	08/06/2018	$	1,000	$0	$0

Total Purchased Options						$20	$17

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018		$100	$0	$0
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018		200	0	0
BRC	Call - OTC iTraxx Europe 29 5-Year Index	Buy	0.475	09/19/2018	EUR	900	(1)	0
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.750	09/19/2018		900	(2)	(4)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018		$100	0	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		100	0	0
DUB	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		100	0	0
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018		100	0	0

							$(3)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus KRW	KRW	1,200.000	10/25/2018	$	109	$0	$(1)
CBK	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	119	(4)	(4)
	Call - OTC GBP versus USD		1.440	06/14/2019		124	(2)	(1)
	Put - OTC USD versus CAD	CAD	1.305	08/17/2018	$	136	(1)	(1)
HUS	Call - OTC AUD versus USD	$	0.825	12/04/2018	AUD	400	(5)	0
	Call - OTC EUR versus USD		1.270	05/24/2019	EUR	200	(3)	(2)

							$(15)	$(9)

Total Written Options							$(18)	$(13)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Commerzbank AG	(1.000)%	Quarterly	06/20/2022	1.985%	EUR	100	$5	$(1)	$4	$0
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175	$	100	(4)	1	0	(3)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		200	(5)	0	0	(5)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694		100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		100	(3)	0	0	(3)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		100	(4)	1	0	(3)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.694		100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.175		100	(3)	0	0	(3)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.500		100	(2)	0	0	(2)

								$(20)	$1	$4	$(23)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(4)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD	200	$158	$1	$(11)	$0	$(10)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027		100	79	0	(5)	0	(5)
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027		13	10	0	0	0	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	100	$122	3	5	8	0

								$4	$(11)	$8	$(15)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month KRW-KORIBOR	2.020%	Quarterly	07/10/2027	KRW	259,600	$0	$4	$4	$0
CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027		135,200	0	2	2	0

								$0	$6	$6	$0

Total Swap Agreements								$(16)	$(4)	$18	$(38)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(5)
AZD	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BOA	110	1	0	111	(22)	0	0	(22)	89	0	89
BPS	44	0	8	52	(75)	(1)	(23)	(99)	(47)	0	(47)
BRC	3	0	0	3	(73)	(4)	(5)	(82)	(79)	0	(79)
CBK	64	0	2	66	(50)	(6)	(3)	(59)	7	0	7
DUB	12	0	0	12	(9)	0	0	(9)	3	0	3
FBF	4	0	0	4	(2)	0	0	(2)	2	0	2
GLM	14	1	0	15	(78)	0	0	(78)	(63)	0	(63)
GST	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
HUS	53	10	0	63	(54)	(2)	(2)	(58)	5	0	5
IND	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
JPM	131	0	0	131	(107)	0	0	(107)	24	0	24
MSB	26	4	0	30	(20)	0	0	(20)	10	(10)	0
NGF	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)
RYL	4	0	8	12	0	0	0	0	12	0	12
SCX	16	1	0	17	(16)	0	0	(16)	1	0	1
SOG	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
SSB	14	0	0	14	(12)	0	0	(12)	2	0	2
TOR	28	0	0	28	(28)	0	0	(28)	0	0	0
UAG	20	0	0	20	(7)	0	0	(7)	13	0	13

Total Over the Counter	$544	$17	$18	$579	$(609)	$(13)	$(38)	$(660)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	0	0	0	29	29

	$0	$0	$0	$0	$44	$44

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$544	$0	$544
Purchased Options	0	0	0	17	0	17
Swap Agreements	0	4	0	8	6	18

	$0	$4	$0	$569	$6	$579

	$0	$4	$0	$569	$50	$623

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	30	30
Swap Agreements	0	4	0	0	17	21

	$0	$4	$0	$0	$48	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$609	$0	$609
Written Options	0	4	0	9	0	13
Swap Agreements	0	23	0	15	0	38

	$0	$27	$0	$633	$0	$660

	$0	$31	$0	$633	$48	$712

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(120)	(120)
Swap Agreements	0	(45)	0	0	215	170

	$0	$(45)	$0	$0	$99	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(825)	$0	$(825)
Purchased Options	0	0	0	1	(10)	(9)
Written Options	0	2	0	52	1	55
Swap Agreements	0	4	0	317	(2)	319

	$0	$6	$0	$(455)	$(11)	$(460)

	$0	$(39)	$0	$(455)	$88	$(406)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	3	3
Swap Agreements	0	81	0	0	370	451

	$0	$81	$0	$0	$371	$452

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(133)	$0	$(133)
Purchased Options	0	0	0	0	10	10
Written Options	0	(1)	0	(5)	(1)	(7)
Swap Agreements	0	0	0	(212)	0	(212)

	$0	$(1)	$0	$(350)	$9	$(342)

	$0	$80	$0	$(350)	$380	$110

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$32	$0	$32
Australia
Corporate Bonds & Notes	0	202	0	202
Sovereign Issues	0	108	0	108
Brazil
Corporate Bonds & Notes	0	231	0	231
Sovereign Issues	0	127	0	127
Canada
Corporate Bonds & Notes	0	198	0	198
Non-Agency Mortgage-Backed Securities	0	48	0	48
Sovereign Issues	0	1,466	0	1,466
Cayman Islands
Asset-Backed Securities	0	1,051	0	1,051
Corporate Bonds & Notes	0	100	0	100
Denmark
Corporate Bonds & Notes	0	1,192	0	1,192
France
Corporate Bonds & Notes	0	857	0	857
Sovereign Issues	0	1,171	0	1,171
Germany
Corporate Bonds & Notes	0	374	0	374
Ireland
Sovereign Issues	0	156	0	156
Italy
Corporate Bonds & Notes	0	236	0	236
Non-Agency Mortgage-Backed Securities	0	52	0	52
Sovereign Issues	0	1,052	0	1,052
Japan
Corporate Bonds & Notes	0	407	0	407
Sovereign Issues	0	1,663	0	1,663
Jersey, Channel Islands
Corporate Bonds & Notes	0	105	0	105
Kuwait
Sovereign Issues	0	195	0	195
Lithuania
Sovereign Issues	0	107	0	107
Luxembourg
Corporate Bonds & Notes	0	112	0	112
Netherlands
Corporate Bonds & Notes	0	721	0	721
Norway
Corporate Bonds & Notes	0	200	0	200
Poland
Sovereign Issues	0	107	0	107
Qatar
Sovereign Issues	0	402	0	402
Saudi Arabia
Sovereign Issues	0	593	0	593
Slovenia
Sovereign Issues	0	504	0	504

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Spain
Corporate Bonds & Notes	$0	$123	$0	$123
Sovereign Issues	0	669	0	669
Sweden
Corporate Bonds & Notes	0	1,755	0	1,755
Switzerland
Corporate Bonds & Notes	0	201	0	201
Sovereign Issues	0	75	0	75
United Arab Emirates
Sovereign Issues	0	192	0	192
United Kingdom
Corporate Bonds & Notes	0	1,538	0	1,538
Non-Agency Mortgage-Backed Securities	0	922	0	922
Sovereign Issues	0	1,242	0	1,242
United States
Asset-Backed Securities	0	1,378	0	1,378
Corporate Bonds & Notes	0	5,775	0	5,775
Loan Participations and Assignments	0	98	0	98
Non-Agency Mortgage-Backed Securities	0	1,664	0	1,664
U.S. Government Agencies	0	4,791	0	4,791
U.S. Treasury Obligations	0	2,808	0	2,808
Short-Term Instruments
Certificates of Deposit	0	200	0	200
Repurchase Agreements	0	261	0	261
Argentina Treasury Bills	0	119	0	119
Japan Treasury Bills	0	3,885	0	3,885

	$0	$41,465	$0	$41,465

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,159	$0	$0	$2,159

Total Investments	$2,159	$41,465	$0	$43,624

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15	29	0	44
Over the counter	0	579	0	579

	$15	$608	$0	$623

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(30)	(22)	0	(52)
Over the counter	0	(660)	0	(660)

	$(30)	$(682)	$0	$(712)

Total Financial Derivative Instruments	$(15)	$(74)	$0	$(89)

Totals	$2,144	$41,391	$0	$43,535

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged), (formerly PIMCO Foreign Bond Portfolio (Unhedged)) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2018	29

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

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On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

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and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	JUNE 30, 2018	33

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,453	$17	$0	$0	$(1)	$1,469	$17	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$363	$15,327	$(15,000)	$0	$0	$690	$27	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

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The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against

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Notes to Financial Statements (Cont.)

amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will

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value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

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Notes to Financial Statements (Cont.)

investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

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New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements (Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

SEMIANNUAL REPORT	JUNE 30, 2018	43

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$1,192	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$31,211	$27,599	$8,302	$3,526

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	511	5,586	614	6,492
Advisor Class	978	10,575	375	3,954
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	6	67	13	140
Advisor Class	15	156	31	323
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(355)	(3,799)	(623)	(6,575)
Advisor Class	(415)	(4,464)	(598)	(6,147)
Net increase (decrease) resulting from Portfolio share transactions	740	$8,121	(188)	$(1,813)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 82% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	JUNE 30, 2018	45

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO International Bond Portfolio (Unhedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$43,862	$2,089	$(1,622)	$467

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

Effective July 30, 2018, PIMCO Foreign Bond Portfolio (Unhedged) changed its name to PIMCO International Bond Portfolio (Unhedged).

There were no other subsequent events identified that require recognition or disclosure.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
ARS	Argentine Peso	DKK	Danish Krone	PLN	Polish Zloty
AUD	Australian Dollar	EUR	Euro	RON	Romanian New Leu
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	TRY	Turkish New Lira
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
COP	Colombian Peso	NOK	Norwegian Krone	ZAR	South African Rand
CZK	Czech Koruna	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

SEMIANNUAL REPORT	JUNE 30, 2018	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT05SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

4	PIMCO VARIABLE INSURANCE TRUST

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 06/30/2018†§

Short-Term Instruments‡	30.3%
Corporate Bonds & Notes	26.6%
U.S. Government Agencies	26.1%
Asset-Backed Securities	10.5%
Sovereign Issues	4.5%
Non-Agency Mortgage-Backed Securities	2.0%
Other	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	(0.33)%	0.45%	1.14%	2.81%	3.70%
PIMCO Low Duration Portfolio Administrative Class	(0.41)%	0.30%	0.99%	2.66%	3.54%
PIMCO Low Duration Portfolio Advisor Class	(0.46)%	0.20%	0.89%	2.56%	3.07%
ICE BofAML 1-3 Year U.S. Treasury Index±	0.09%	0.08%	0.58%	1.24%	2.82%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to the front end of the U.S. yield curve U.S. front-end rates contributed to relative performance, as these rates rose.

»	Long exposure to the Argentine peso versus the U.S. dollar detracted from performance, as the Argentine peso depreciated against the U.S. dollar.

»	Long exposure to the Swedish krona versus the U.S. dollar detracted from performance, as the Swedish krona depreciated against the U.S. dollar.

»	Short exposure to the Japanese yen versus the U.S. dollar detracted from performance, as the Japanese yen appreciated against U.S. dollar.

»	Holdings of agency mortgage-backed securities (MBS) detracted from performance, as these securities generally posted negative total returns.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$996.70	$2.52	$1,000.00	$1,022.27	$2.56	0.51%
Administrative Class	1,000.00	995.90	3.27	1,000.00	1,021.52	3.31	0.66
Advisor Class	1,000.00	995.40	3.76	1,000.00	1,021.03	3.81	0.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$10.24	$0.09	$(0.12)	$(0.03)	$(0.09)	$0.00	$0.00	$(0.09)
12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)
12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)
12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	0.00	(0.38)
12/31/2014	10.61	0.10	0.01	0.11	(0.14)	0.00	0.00	(0.14)
12/31/2013	10.78	0.10	(0.10)	0.00	(0.17)	0.00	0.00	(0.17)
Administrative Class
01/01/2018 - 06/30/2018+	10.24	0.08	(0.12)	(0.04)	(0.08)	0.00	0.00	(0.08)
12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)
12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)
12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	0.00	(0.36)
12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	0.00	0.00	(0.12)
12/31/2013	10.78	0.08	(0.09)	(0.01)	(0.16)	0.00	0.00	(0.16)
Advisor Class
01/01/2018 - 06/30/2018+	10.24	0.07	(0.12)	(0.05)	(0.07)	0.00	0.00	(0.07)
12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)
12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)
12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	0.00	(0.35)
12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	0.00	0.00	(0.11)
12/31/2013	10.78	0.07	(0.10)	(0.03)	(0.14)	0.00	0.00	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.12	(0.33)%	$12,302	0.51	%*	0.51	%*	0.50	%*	0.50	%*	1.70	%*	307%
10.24	1.50	15,368	0.50		0.50		0.50		0.50		1.44		544
10.24	1.56	8,710	0.50		0.50		0.50		0.50		1.59		391
10.25	0.47	8,291	0.51		0.51		0.50		0.50		1.39		181
10.58	1.00	13,590	0.50		0.50		0.50		0.50		0.96		208
10.61	0.01	58,621	0.50		0.50		0.50		0.50		0.95		316

10.12	(0.41)	1,219,332	0.66	*	0.66	*	0.65	*	0.65	*	1.58	*	307
10.24	1.35	1,272,418	0.65		0.65		0.65		0.65		1.31		544
10.24	1.41	1,248,263	0.65		0.65		0.65		0.65		1.40		391
10.25	0.31	1,323,009	0.66		0.66		0.65		0.65		1.32		181
10.58	0.85	1,481,605	0.65		0.65		0.65		0.65		0.90		208
10.61	(0.14)	1,510,077	0.65		0.65		0.65		0.65		0.79		316

10.12	(0.46)	752,689	0.76	*	0.76	*	0.75	*	0.75	*	1.48	*	307
10.24	1.25	761,611	0.75		0.75		0.75		0.75		1.21		544
10.24	1.30	717,542	0.75		0.75		0.75		0.75		1.31		391
10.25	0.21	677,728	0.76		0.76		0.75		0.75		1.25		181
10.58	0.75	647,468	0.75		0.75		0.75		0.75		0.80		208
10.61	(0.23)	617,374	0.75		0.75		0.75		0.75		0.69		316

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$2,373,874
Investments in Affiliates	248,327
Financial Derivative Instruments
Exchange-traded or centrally cleared	706
Over the counter	31,750
Cash	15
Deposits with counterparty	17,444
Foreign currency, at value	2,436
Receivable for investments sold	3,251
Receivable for TBA investments sold	764,467
Receivable for Portfolio shares sold	53
Interest and/or dividends receivable	5,501
Dividends receivable from Affiliates	547
Total Assets	3,448,371

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$8,629
Payable for short sales	3,915
Financial Derivative Instruments
Exchange-traded or centrally cleared	768
Over the counter	11,244
Payable for investments purchased	21,995
Payable for investments in Affiliates purchased	547
Payable for TBA investments purchased	1,385,443
Deposits from counterparty	28,409
Payable for Portfolio shares redeemed	1,919
Accrued investment advisory fees	424
Accrued supervisory and administrative fees	424
Accrued distribution fees	162
Accrued servicing fees	156
Other liabilities	13
Total Liabilities	1,464,048

Net Assets	$1,984,323

Net Assets Consist of:
Paid in capital	$2,049,968
Undistributed (overdistributed) net investment income	(3,757)
Accumulated undistributed net realized gain (loss)	(68,473)
Net unrealized appreciation (depreciation)	6,585

Net Assets	$1,984,323

Net Assets:
Institutional Class	$12,302
Administrative Class	1,219,332
Advisor Class	752,689

Shares Issued and Outstanding:
Institutional Class	1,216
Administrative Class	120,534
Advisor Class	74,406

Net Asset Value Per Share Outstanding:
Institutional Class	$10.12
Administrative Class	10.12
Advisor Class	10.12

Cost of investments in securities	$2,384,722
Cost of investments in Affiliates	$248,327
Cost of foreign currency held	$2,452
Proceeds received on short sales	$3,929
Cost or premiums of financial derivative instruments, net	$4,070

* Includes repurchase agreements of:	$1,024

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$19,289
Dividends from Investments in Affiliates	3,248
Total Income	22,537

Expenses:
Investment advisory fees	2,512
Supervisory and administrative fees	2,511
Servicing fees - Administrative Class	927
Distribution and/or servicing fees - Advisor Class	948
Trustee fees	29
Interest expense	124
Miscellaneous expense	3
Total Expenses	7,054

Net Investment Income (Loss)	15,483

Net Realized Gain (Loss):
Investments in securities	31,359
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(3,833)
Over the counter financial derivative instruments	(53,632)
Short sales	69
Foreign currency	(2,101)

Net Realized Gain (Loss)	(28,132)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(54,112)
Investments in Affiliates	(117)
Exchange-traded or centrally cleared financial derivative instruments	(4,466)
Over the counter financial derivative instruments	61,323
Short sales	5
Foreign currency assets and liabilities	(265)

Net Change in Unrealized Appreciation (Depreciation)	2,368

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,281)

* Foreign tax withholdings	$12

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$15,483	$25,610
Net realized gain (loss)	(28,132)	(760)
Net change in unrealized appreciation (depreciation)	2,368	1,782

Net Increase (Decrease) in Net Assets Resulting from Operations	(10,281)	26,632

Distributions to Shareholders:
From net investment income
Institutional Class	(121)	(153)
Administrative Class	(9,606)	(13,953)
Advisor Class	(5,521)	(7,617)
Tax basis return of capital
Institutional Class	0	(28)
Administrative Class	0	(2,787)
Advisor Class	0	(1,664)

Total Distributions(a)	(15,248)	(26,202)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(39,545)	74,452

Total Increase (Decrease) in Net Assets	(65,074)	74,882

Net Assets:
Beginning of period	2,049,397	1,974,515
End of period*	$1,984,323	$2,049,397

* Including undistributed (overdistributed) net investment income of:	$(3,757)	$(3,992)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.6%

CORPORATE BONDS & NOTES 35.1%

BANKING & FINANCE 23.5%
AIG Global Funding
2.797% (US0003M + 0.460%) due 06/25/2021 ~	$3,000	$3,003
American Express Co.
2.846% (US0003M + 0.525%) due 05/17/2021 ~	5,900	5,919
American Express Credit Corp.
2.375% due 05/26/2020	5,400	5,323
American Tower Corp.
2.800% due 06/01/2020	9,900	9,819
3.400% due 02/15/2019	6,500	6,519
Australia & New Zealand Banking Group Ltd.
2.781% (US0003M + 0.460%) due 05/17/2021 ~	4,900	4,894
3.300% due 05/17/2021	5,000	5,004
AvalonBay Communities, Inc.
3.625% due 10/01/2020	3,000	3,024
Banco Santander S.A.
3.459% (US0003M + 1.120%) due 04/12/2023 ~	2,400	2,399
Bank of America Corp.
3.108% (US0003M + 0.790%) due 03/05/2024 ~	8,300	8,278
3.499% due 05/17/2022 •	4,000	3,999
6.875% due 11/15/2018	2,700	2,742
Bank of Nova Scotia
1.875% due 04/26/2021	3,900	3,775
Barclays PLC
4.463% (US0003M + 2.110%) due 08/10/2021 ~	4,900	5,088
Branch Banking & Trust Co.
1.450% due 05/10/2019	1,083	1,071
CIT Group, Inc.
3.875% due 02/19/2019	300	301
Citibank N.A.
3.050% due 05/01/2020	4,000	3,999
Citigroup, Inc.
3.056% (US0003M + 0.690%) due 10/27/2022 ~	5,000	4,990
3.239% (US0003M + 0.880%) due 07/30/2018 ~	12,000	12,009
3.714% (US0003M + 1.380%) due 03/30/2021 ~	4,300	4,396
Citizens Bank N.A.
2.300% due 12/03/2018	2,300	2,297
2.500% due 03/14/2019	2,500	2,495
Commonwealth Bank of Australia
1.750% due 11/02/2018	1,800	1,795
Compass Bank
3.057% (US0003M + 0.730%) due 06/11/2021 ~	5,000	5,000
Credit Suisse Group Funding Guernsey Ltd.
4.645% (US0003M + 2.290%) due 04/16/2021 ~	5,800	6,064
Deutsche Bank AG
4.250% due 10/14/2021	6,100	6,010
4.263% (US0003M + 1.910%) due 05/10/2019 ~	6,500	6,532
Dexia Credit Local S.A.
2.500% due 01/25/2021	6,200	6,125
Ford Motor Credit Co. LLC
3.293% (US0003M + 0.930%) due 11/04/2019 ~	6,000	6,043
3.911% (US0003M + 1.580%) due 01/08/2019 ~	5,600	5,636
5.750% due 02/01/2021	600	630
General Motors Financial Co., Inc.
2.400% due 05/09/2019	2,200	2,190
3.100% due 01/15/2019	2,000	2,002
3.200% due 07/13/2020	7,000	6,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.272% (US0003M + 0.930%) due 04/13/2020 ~		$3,800	$3,827
3.908% (US0003M + 1.560%) due 01/15/2020 ~		3,900	3,961
4.408% (US0003M + 2.060%) due 01/15/2019 ~		5,500	5,551
Goldman Sachs Group, Inc.
3.067% (US0003M + 0.730%) due 12/27/2020 ~		9,600	9,635
3.080% (US0003M + 0.750%) due 02/23/2023 ~		6,200	6,181
3.522% (US0003M + 1.160%) due 04/23/2020 ~		5,684	5,759
3.541% (US0003M + 1.200%) due 09/15/2020 ~		4,500	4,569
3.720% (US0003M + 1.360%) due 04/23/2021 ~		1,300	1,329
6.000% due 06/15/2020		2,000	2,104
7.500% due 02/15/2019		700	719
Harley-Davidson Financial Services, Inc.
2.831% (US0003M + 0.500%) due 05/21/2020 ~		5,100	5,112
HSBC Holdings PLC
2.926% (US0003M + 0.600%) due 05/18/2021 ~		4,800	4,808
HSBC USA, Inc.
2.965% (US0003M + 0.610%) due 11/13/2019 ~		12,900	12,961
ING Bank NV
2.050% due 08/17/2018		4,000	3,998
International Lease Finance Corp.
5.875% due 04/01/2019		1,500	1,531
6.250% due 05/15/2019		2,250	2,307
7.125% due 09/01/2018		2,000	2,013
John Deere Capital Corp.
2.869% (US0003M + 0.550%) due 06/07/2023 ~		3,500	3,498
JPMorgan Chase & Co.
2.945% (US0003M + 0.610%) due 06/18/2022 ~		3,000	3,001
3.564% (US0003M + 1.205%) due 10/29/2020 ~		5,800	5,913
JPMorgan Chase Bank N.A.
2.605% (US0003M + 0.250%) due 02/13/2020 ~		7,100	7,100
2.702% (US0003M + 0.340%) due 04/26/2021 ~		10,000	10,005
Lloyds Bank PLC
2.853% (US0003M + 0.490%) due 05/07/2021 ~		5,000	5,009
Lloyds Banking Group PLC
3.130% (US0003M + 0.800%) due 06/21/2021 ~		4,000	4,001
Macquarie Bank Ltd.
3.479% (US0003M + 1.120%) due 07/29/2020 ~		8,900	9,011
Metropolitan Life Global Funding
2.300% due 04/10/2019		3,000	2,990
Mitsubishi UFJ Financial Group, Inc.
3.061% (US0003M + 0.740%) due 03/02/2023 ~		10,200	10,228
4.180% (US0003M + 1.880%) due 03/01/2021 ~		535	554
Mizuho Financial Group, Inc.
3.108% (US0003M + 0.790%) due 03/05/2023 ~		5,100	5,103
Morgan Stanley
3.733% (US0003M + 1.375%) due 02/01/2019 ~		5,600	5,637
MUFG Bank Ltd
2.350% due 09/08/2019		3,600	3,572
Nissan Motor Acceptance Corp.
2.350% due 03/04/2019		200	199
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2018	DKK	4,900	771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NTT Finance Corp.
1.900% due 07/21/2021		$2,800	$2,687
Nykredit Realkredit A/S
1.000% due 07/01/2018	DKK	183,700	28,799
2.000% due 07/01/2018		15,100	2,367
Oversea-Chinese Banking Corp. Ltd.
2.771% (US0003M + 0.450%) due 05/17/2021 ~		$6,000	6,019
Piper Jaffray Cos.
5.060% due 10/09/2018		1,500	1,507
Reliance Standard Life Global Funding
2.500% due 01/15/2020		1,000	990
Royal Bank of Scotland Group PLC
3.885% (US0003M + 1.550%) due 06/25/2024 ~		4,900	4,894
6.400% due 10/21/2019		5,000	5,189
Santander UK PLC
2.920% (US0003M + 0.620%) due 06/01/2021 ~		5,000	4,999
Skandinaviska Enskilda Banken AB
2.751% (US0003M + 0.430%) due 05/17/2021 ~		5,000	4,998
Sumitomo Mitsui Banking Corp.
2.514% due 01/17/2020		400	396
2.703% (US0003M + 0.350%) due 01/17/2020 ~		4,800	4,801
Sumitomo Mitsui Trust Bank Ltd.
2.766% (US0003M + 0.440%) due 09/19/2019 ~		6,000	6,009
Svenska Handelsbanken AB
2.800% (US0003M + 0.470%) due 05/24/2021 ~		4,900	4,903
Synchrony Bank
3.650% due 05/24/2021		5,200	5,206
Synchrony Financial
3.584% (US0003M + 1.230%) due 02/03/2020 ~		5,600	5,654
Toyota Motor Credit Corp.
2.622% (US0003M + 0.280%) due 04/13/2021 ~		4,300	4,301
2.721% due 05/17/2022 •		5,000	5,017
U.S. Bank N.A.
2.682% (US0003M + 0.320%) due 04/26/2021 ~		4,000	4,004
3.150% due 04/26/2021		6,100	6,113
UBS AG
2.450% due 12/01/2020		4,100	4,013
2.639% due 12/07/2018 •		6,400	6,406
2.639% due 05/28/2019 ~		7,200	7,210
UBS Group Funding Switzerland AG
4.128% due 04/14/2021 •		9,900	10,224
Unibail-Rodamco SE
3.118% (US0003M + 0.770%) due 04/16/2019 ~		9,800	9,842
Wells Fargo & Co.
3.242% (US0003M + 0.880%) due 07/22/2020 ~		2,000	2,024
3.661% (US0003M + 1.340%) due 03/04/2021 ~		4,000	4,095
Westpac Banking Corp.
2.623% (US0003M + 0.280%) due 05/15/2020 ~		4,900	4,901

			466,867

INDUSTRIALS 8.7%
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020		4,300	4,252
Amazon.com, Inc.
1.900% due 08/21/2020		4,200	4,116
Anheuser-Busch InBev Worldwide, Inc.
3.048% (US0003M + 0.690%) due 08/01/2018 ~		3,400	3,402
BAT Capital Corp.
2.945% due 08/14/2020 •		6,200	6,223

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bayer U.S. Finance LLC
2.965% (US0003M + 0.630%) due 06/25/2021 ~	$6,100	$6,115
Boston Scientific Corp.
2.850% due 05/15/2020	2,800	2,780
Campbell Soup Co.
2.835% (US0003M + 0.500%) due 03/16/2020 ~	9,000	8,976
2.971% (US0003M + 0.630%) due 03/15/2021 ~	4,100	4,090
Charter Communications Operating LLC
3.579% due 07/23/2020	3,700	3,701
4.464% due 07/23/2022	2,100	2,125
Conagra Brands, Inc.
2.831% (US0003M + 0.500%) due 10/09/2020 ~	2,500	2,489
CVS Health Corp.
1.900% due 07/20/2018	3,700	3,699
2.957% (US0003M + 0.630%) due 03/09/2020 ~	6,100	6,125
3.125% due 03/09/2020	5,100	5,095
D.R. Horton, Inc.
3.750% due 03/01/2019	1,900	1,906
Daimler Finance North America LLC
2.000% due 08/03/2018	6,000	5,997
2.375% due 08/01/2018	900	900
2.753% (US0003M + 0.390%) due 05/04/2020 ~	5,000	5,000
2.913% (US0003M + 0.550%) due 05/04/2021 ~	5,000	5,015
Dell International LLC
3.480% due 06/01/2019	2,700	2,707
Diageo Capital PLC
2.566% (US0003M + 0.240%) due 05/18/2020 ~	2,400	2,402
3.000% due 05/18/2020	2,600	2,604
DISH DBS Corp.
7.875% due 09/01/2019	1,290	1,342
Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	2,300	2,279
Energy Transfer Partners LP
6.700% due 07/01/2018	2,800	2,800
Flex Ltd.
4.625% due 02/15/2020	2,100	2,133
Georgia-Pacific LLC
5.400% due 11/01/2020	6,800	7,125
GlaxoSmithKline Capital PLC
2.693% (US0003M + 0.350%) due 05/14/2021 ~	5,100	5,117
Harris Corp.
2.839% (US0003M + 0.480%) due 04/30/2020 ~	4,400	4,403
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018	1,466	1,468
Kraft Heinz Foods Co.
2.000% due 07/02/2018	1,000	1,000
3.375% due 06/15/2021	3,000	3,007
Local Initiatives Support Corp.
3.005% due 03/01/2022	1,300	1,245
Maple Escrow Subsidiary, Inc.
3.551% due 05/25/2021	7,100	7,111
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~	5,000	5,022
MGM Resorts International
8.625% due 02/01/2019	1,300	1,339
Mondelez International, Inc.
3.000% due 05/07/2020	7,000	6,988
Mylan NV
3.750% due 12/15/2020	1,600	1,611
Newell Brands, Inc.
2.600% due 03/29/2019	245	244
Novartis Securities Investment Ltd.
5.125% due 02/10/2019	1,600	1,623

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oracle Corp.
1.900% due 09/15/2021	$9,900	$9,432
Penske Truck Leasing Co. LP
2.875% due 07/17/2018	5,000	5,001
Time Warner Cable LLC
6.750% due 07/01/2018	1,900	1,900
8.750% due 02/14/2019	1,100	1,137
UnitedHealth Group, Inc.
1.900% due 07/16/2018	1,500	1,500
Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	4,200	4,155
WestRock RKT Co.
4.450% due 03/01/2019	400	404
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,300	2,279

		171,384

UTILITIES 2.9%
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~	5,900	5,927
3.298% (US0003M + 0.950%) due 07/15/2021 ~	1,600	1,616
BellSouth Corp.
4.333% due 04/26/2021	5,100	5,154
British Telecommunications PLC
2.350% due 02/14/2019	5,100	5,086
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	1,700	1,691
Commonwealth Edison Co.
2.150% due 01/15/2019	5,100	5,088
Consolidated Edison Co. of New York, Inc.
2.739% (US0003M + 0.400%) due 06/25/2021 ~	5,200	5,213
Consumers Energy Co.
6.700% due 09/15/2019	200	209
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,658
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~	5,000	5,004
Sprint Communications, Inc.
9.000% due 11/15/2018	3,900	3,983
Verizon Communications, Inc.
3.376% due 02/15/2025	15,606	15,011

		57,640

Total Corporate Bonds & Notes (Cost $694,430)		695,891

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
2.987% (US0003M + 1.100%) due 04/01/2040 ~	233	237

Total Municipal Bonds & Notes (Cost $238)		237

U.S. GOVERNMENT AGENCIES 34.5%
Fannie Mae
1.000% due 01/25/2043	198	177
2.151% (LIBOR01M + 0.060%) due 12/25/2036 - 07/25/2037 ~	269	265
2.310% (US0001M + 0.350%) due 09/25/2042 ~	237	236
2.441% (US0001M + 0.350%) due 03/25/2044 ~	44	44
2.591% (LIBOR01M + 0.500%) due 12/25/2022 ~	11	11
2.664% (12MTA + 1.200%) due 07/01/2042 - 06/01/2043 ~	199	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.714% (12MTA + 1.250%) due 09/01/2041 ~	$130	$132
2.864% (12MTA + 1.400%) due 09/01/2040 ~	1	1
2.891% (LIBOR01M + 0.800%) due 04/25/2023 ~	24	24
2.941% (LIBOR01M + 0.850%) due 02/25/2023 ~	1	1
2.985% (LIBOR01M + 0.900%) due 06/17/2027 ~	20	20
2.991% (LIBOR01M + 0.900%) due 05/25/2022 ~	1	1
3.313% (US0012M + 1.525%) due 09/01/2035 ~	136	143
3.326% (12MTA + 1.821%) due 11/01/2035 ~	27	28
3.454% (US0012M + 1.636%) due 07/01/2035 ~	35	37
3.712% (US0012M + 1.731%) due 05/01/2038 ~(g)	2,652	2,796
4.000% due 11/01/2044 - 08/01/2045	108	110
4.234% (COF 11 + 1.926%) due 12/01/2036 ~	8	8
4.500% due 05/01/2019 - 08/01/2046	4,586	4,758
4.500% due 07/01/2044 (g)	4,194	4,380
4.946% (COF 11 + 1.732%) due 09/01/2034 ~	4	4
5.000% due 05/01/2027 - 04/25/2033	135	144
5.427% due 12/25/2042 ~	6	6
5.500% due 12/01/2027 - 12/01/2028	453	486
6.000% due 02/01/2033 - 01/01/2039	9	10
6.000% due 03/01/2037 (g)	1,547	1,701
6.500% due 04/01/2036	77	85
Fannie Mae, TBA
3.000% due 07/01/2048 - 08/01/2048	19,600	18,974
3.500% due 07/01/2048 - 08/01/2048	97,000	96,447
4.000% due 07/01/2048 - 09/01/2048	445,400	453,330
4.500% due 08/01/2048	57,000	59,250
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
2.000% due 11/15/2026	4,554	4,441
2.000% (LIBOR01M + 0.040%) due 12/25/2036 ~	206	206
2.307% (LIBOR01M + 0.400%) due 12/15/2042 ~	7,764	7,768
2.351% (LIBOR01M + 0.260%) due 08/25/2031 ~	93	93
2.577% (12MTA + 1.200%) due 02/25/2045 ~	181	182
3.521% (US0012M + 1.771%) due 09/01/2035 ~	179	188
3.731% (US0012M + 1.687%) due 07/01/2035 ~	44	46
5.000% due 08/01/2024 - 12/01/2041	261	278
6.363% (- 1.6*LIBOR01M + 9.680%) due 08/15/2044 ~	3,640	3,727
6.500% due 07/25/2043	43	49
Ginnie Mae
2.343% (US0001M + 0.460%) due 06/20/2065 ~	3,320	3,330
2.437% (US0001M + 0.520%) due 10/20/2065 ~	9,078	9,143
2.457% (US0001M + 0.540%) due 07/20/2063 ~	3,482	3,498
2.530% (LIBOR12M + 0.800%) due 07/20/2067 ~	7,850	8,138
2.942% due 02/20/2041 ~	26	28

Total U.S. Government Agencies (Cost $682,933)		684,927

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%
Adjustable Rate Mortgage Trust
4.069% due 09/25/2035 ~		$495	$471
American Home Mortgage Investment Trust
3.746% due 10/25/2034 •		47	47
4.467% due 02/25/2045 •		78	79
Banc of America Funding Trust
2.371% due 07/25/2037 •		748	720
4.046% due 01/20/2047 ^~		268	259
Banc of America Mortgage Trust
3.829% due 08/25/2034 ~		898	898
4.398% due 07/25/2034 ~		327	335
4.436% due 05/25/2033 ~		160	164
6.500% due 10/25/2031		4	4
BCAP LLC Trust
2.171% due 01/26/2036 •		3,286	3,234
Bear Stearns Adjustable Rate Mortgage Trust
3.669% due 01/25/2035 ~		1,855	1,842
3.808% due 01/25/2034 ~		11	12
3.827% due 04/25/2033 ~		3	3
3.850% due 01/25/2035 ~		95	93
4.250% due 07/25/2034 ~		164	161
Bear Stearns ALT-A Trust
2.251% due 02/25/2034 •		292	293
Bear Stearns Structured Products, Inc. Trust
3.104% due 12/26/2046 ~		367	337
3.664% due 01/26/2036 ~		620	550
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.371% due 01/25/2035 •		46	45
Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 12/25/2018 ×		2	2
Citigroup Mortgage Loan Trust
3.841% due 08/25/2035 ^~		302	235
4.490% due 05/25/2035 •		80	80
Countrywide Alternative Loan Trust
2.271% (US0001M + 0.180%) due 05/25/2047 ~		332	323
6.000% due 10/25/2033		9	9
Countrywide Home Loan Mortgage Pass-Through Trust
3.519% due 11/25/2034 ~		336	336
3.524% due 11/20/2034 ~		619	634
3.537% due 02/20/2036 ^•		299	275
3.585% due 02/20/2035 ~		300	303
Credit Suisse First Boston Mortgage Securities Corp.
2.511% due 03/25/2032 ~		1	1
Credit Suisse Mortgage Capital Certificates
3.597% due 09/26/2047 ~		190	191
Eurosail PLC
0.000% due 12/10/2044 •	EUR	89	104
1.327% due 09/13/2045 •	GBP	177	234
1.577% due 06/13/2045 ~		8,286	11,029
First Horizon Alternative Mortgage Securities Trust
3.420% due 09/25/2034 ~		$562	559
First Horizon Mortgage Pass-Through Trust
3.798% due 02/25/2035 ~		1,170	1,176
3.937% due 08/25/2035 ~		122	103
Firstmac Mortgage Funding Trust
2.945% due 03/08/2049 •	AUD	4,508	3,332
3.195% due 03/08/2049 •		6,100	4,524
GMAC Mortgage Corp. Loan Trust
3.799% due 11/19/2035 ~		$82	79
Great Hall Mortgages PLC
2.465% due 06/18/2039 •		1,494	1,467
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,019
GS Mortgage Securities Trust
2.125% due 11/10/2045 ~(a)		2,208	155
GSR Mortgage Loan Trust
3.678% due 09/25/2035 ~		329	336
3.853% due 09/25/2034 ~		74	76
HarborView Mortgage Loan Trust
2.525% due 05/19/2035 •		81	79
4.056% due 07/19/2035 ~		364	321
Holmes Master Issuer PLC
2.708% due 10/15/2054 •		4,100	4,103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac CMB Trust
3.091% due 07/25/2033 •		$91	$89
JPMorgan Chase Commercial Mortgage Securities Trust
1.948% due 10/15/2045 ~(a)		15,989	954
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		17	14
Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	471	547
Merrill Lynch Mortgage Investors Trust
2.341% due 11/25/2035 •		$99	93
2.751% due 09/25/2029 •		585	585
2.982% due 10/25/2035 •		51	49
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.371% due 12/25/2035 •		439	432
PHHMC Trust
5.586% due 07/18/2035 ~		312	312
Prime Mortgage Trust
2.491% due 02/25/2034 •		5	5
Residential Funding Mortgage Securities, Inc. Trust
3.863% due 09/25/2035 ^~		662	565
Structured Adjustable Rate Mortgage Loan Trust
2.958% due 01/25/2035 •		179	169
3.726% due 08/25/2035 ~		167	167
3.756% due 02/25/2034 ~		173	175
3.783% due 08/25/2034 ~		233	234
Structured Asset Mortgage Investments Trust
2.371% due 02/25/2036 ^•		121	113
2.745% due 09/19/2032 •		2	2
WaMu Mortgage Pass-Through Certificates Trust
2.288% due 01/25/2047 •		227	227
2.361% due 12/25/2045 •		96	96
2.758% due 11/25/2042 •		41	40
2.771% due 01/25/2045 •		572	570
2.958% due 06/25/2042 •		16	16
2.958% due 08/25/2042 •		81	79
Wells Fargo Commercial Mortgage Trust
1.949% due 10/15/2045 ~(a)		3,746	229
Wells Fargo Mortgage-Backed Securities Trust
3.739% due 12/25/2034 ~		160	163
3.755% due 01/25/2035 ~		184	189
3.822% due 03/25/2036 ~		171	174
3.874% due 03/25/2035 ~		119	121
3.988% due 09/25/2034 ~		2,587	2,661

Total Non-Agency Mortgage-Backed Securities (Cost $55,455)			53,702

ASSET-BACKED SECURITIES 13.8%
ACE Securities Corp. Home Equity Loan Trust
2.151% due 10/25/2036 •		66	36
2.991% due 12/25/2034 •		1,355	1,297
Ally Auto Receivables Trust
1.490% due 11/15/2019		1,968	1,966
2.720% due 05/17/2021 «		6,000	6,000
American Express Credit Account Master Trust
1.640% due 12/15/2021		10,200	10,113
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.591% due 09/25/2035 •		7,100	7,147
Asset-Backed Funding Certificates Trust
2.766% due 06/25/2035 •		4,935	4,960
Asset-Backed Securities Corp. Home Equity Loan Trust
3.723% due 03/15/2032 •		82	82
Babson CLO Ltd.
3.503% due 10/17/2026 •		4,000	4,003
Bear Stearns Asset-Backed Securities Trust
3.091% due 10/25/2037 •		1,384	1,393
Black Diamond CLO Ltd.
3.403% due 02/06/2026 •		4,384	4,389
Capital One Multi-Asset Execution Trust
2.523% due 02/15/2022 •		4,100	4,111
CARDS Trust
2.333% due 10/17/2022 •		5,100	5,098
2.423% due 04/17/2023 •		10,000	10,009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.773% due 07/15/2021 •	$10,200	$10,215
3.047% due 04/17/2023	10,000	10,002
CarMax Auto Owner Trust
2.730% due 08/16/2021	5,100	5,096
Chase Issuance Trust
2.493% due 11/16/2020 •	2,533	2,536
Citigroup Mortgage Loan Trust, Inc.
2.811% due 09/25/2035 ^•	2,425	2,439
Countrywide Asset-Backed Certificates
2.791% due 12/25/2033 •	1,151	1,135
2.891% due 03/25/2033 •	682	675
Countrywide Asset-Backed Certificates Trust
4.041% due 08/25/2035 •	3,760	3,764
Credit Suisse First Boston Mortgage Securities Corp.
2.711% due 01/25/2032 •	6	6
Crown Point CLO Ltd.
0.000% due 07/17/2028 •(b)	3,000	3,000
Daimler Trucks Retail Trust
2.200% due 04/15/2019	2,145	2,144
ECMC Group Student Loan Trust
2.841% due 02/27/2068 •	4,915	4,926
Edsouth Indenture LLC
3.241% due 09/25/2040 •	932	939
Evans Grove CLO Ltd.
3.239% due 05/28/2028 •	5,000	5,000
Figueroa CLO Ltd.
0.000% due 01/15/2027 •(b)	5,000	5,000
First Franklin Mortgage Loan Trust
2.811% due 05/25/2035 •	89	89
Ford Credit Auto Lease Trust
1.560% due 11/15/2019	1,084	1,082
2.213% due 11/15/2019 •	1,626	1,626
2.710% due 12/15/2020	5,100	5,098
Ford Credit Floorplan Master Owner Trust
2.177% due 05/15/2023 •	5,100	5,103
GE-WMC Mortgage Securities Trust
2.131% due 08/25/2036 •	9	6
GM Financial Consumer Automobile
1.510% due 03/16/2020	2,432	2,426
GMF Floorplan Owner Revolving Trust
2.277% due 03/15/2023 •	3,900	3,908
GSAMP Trust
2.481% due 01/25/2036 •	1,067	1,059
Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	5,000	5,005
JPMorgan Mortgage Acquisition Corp.
2.271% due 02/25/2036 •	72	72
2.321% due 05/25/2035 •	553	554
Marathon Ltd.
0.000% due 06/15/2028 •(b)	4,000	4,006
Massachusetts Educational Financing Authority
3.310% due 04/25/2038 •	299	301
MMAF Equipment Finance LLC
2.400% due 06/10/2019	4,113	4,113
2.920% due 07/12/2021	5,000	4,999
MP CLO Ltd.
3.195% due 04/18/2027 •	5,000	4,996
Navient Private Education Loan Trust
3.273% due 12/15/2028 •	1,643	1,664
NovaStar Mortgage Funding Trust
2.411% due 05/25/2036 •	4,599	4,569
NYMT Residential
4.000% due 03/25/2021 ×	566	569
Octagon Investment Partners Ltd.
3.448% due 04/15/2026 •	4,000	4,001
Palmer Square CLO Ltd.
0.000% due 08/15/2026 •(b)	5,000	5,000
Palmer Square Loan Funding Ltd.
3.010% due 07/15/2026 •	5,000	4,981
Panhandle-Plains Higher Education Authority, Inc.
3.438% due 10/01/2035 •	880	886
Penarth Master Issuer PLC
2.333% due 03/18/2022 •	5,100	5,103

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prestige Auto Receivables Trust
1.460% due 07/15/2020		$1,208	$1,206
RAAC Trust
2.571% due 03/25/2037 •		257	258
Renaissance Home Equity Loan Trust
2.591% due 12/25/2033 •		2,620	2,585
Residential Asset Securities Corp. Trust
2.976% due 01/25/2034 •		3,039	3,035
Santander Drive Auto Receivables Trust
1.490% due 02/18/2020		143	143
SLC Student Loan Trust
2.441% due 09/15/2026 •		2,696	2,692
2.451% due 03/15/2027 •		4,708	4,694
SLM Student Loan Trust
2.450% due 10/25/2024 •		1,766	1,765
2.510% due 10/25/2029 •		4,935	4,914
2.860% due 04/25/2024 •		3,317	3,323
2.910% due 10/26/2026 •		1,805	1,808
2.960% due 10/25/2029 •		6,000	6,011
3.860% due 04/25/2023 •		340	347
SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		3,043	3,029
3.050% due 12/26/2025		2,522	2,515
Sound Point CLO Ltd.
3.249% due 01/20/2028 •		5,000	5,000
Specialty Underwriting & Residential Finance Trust
2.481% due 12/25/2036 •		4,800	4,790
Structured Asset Investment Loan Trust
2.796% due 03/25/2034 •		496	492
3.066% due 10/25/2033 •		246	246
TICP CLO Ltd.
3.743% due 04/20/2028 •		6,100	6,055
Trillium Credit Card Trust
2.348% due 02/27/2023 •		7,600	7,601
Upstart Securitization Trust
3.015% due 08/20/2025		5,068	5,062
VOLT LLC
3.375% due 04/25/2047 ×		1,314	1,313
3.500% due 03/25/2047 ×		2,197	2,195
4.375% due 11/27/2045 ×		764	772
Wells Fargo Home Equity Asset-Backed Securities Trust
2.351% due 05/25/2036 •		686	686
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		1,273	1,272
2.840% due 09/15/2021		6,000	6,001
WhiteHorse Ltd.
3.010% due 04/17/2027 •		5,000	4,991
3.563% due 02/03/2025 •		972	973

Total Asset-Backed Securities (Cost $270,037)			274,471

SOVEREIGN ISSUES 6.0%
Argentina Government International Bond
6.250% due 04/22/2019		5,000	5,032
Bonos de la Nacion Argentina con Ajuste por CER
4.000% due 03/06/2020	ARS	146,900	5,058
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2018 (d)	BRL	21,400	5,434
0.000% due 01/01/2019 (d)		322,600	80,569
Japan Finance Organization for Municipalities
2.000% due 09/08/2020		$8,400	8,213
Spain Government International Bond
4.000% due 04/30/2020	EUR	11,600	14,595

Total Sovereign Issues (Cost $127,039)			118,901

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co. «		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 27.5%

CERTIFICATES OF DEPOSIT 0.3%
Credit Suisse AG
2.722% (US0001M + 0.620%) due 09/28/2018 ~		$6,100	$6,106

COMMERCIAL PAPER 10.2%
American Electric Power, Inc.
2.370% due 07/24/2018		5,000	4,992
AT&T, Inc.
2.620% due 09/06/2018		4,000	3,980
Bank of Montreal
1.537% due 07/03/2018	CAD	7,800	5,932
Boston Scientific Corp.
2.430% due 07/11/2018		$5,000	4,996
2.500% due 08/13/2018		5,000	4,985
CRH America Finance, Inc.
2.300% due 07/02/2018		1,500	1,500
Dominion Gas Holdings LLC
2.300% due 07/10/2018		5,000	4,997
Dominion Resources, Inc.
2.300% due 07/10/2018		5,100	5,097
Energy Transfer Partners
2.800% due 07/03/2018		3,900	3,899
2.950% due 07/16/2018		5,000	4,994
Entergy Corp.
2.650% due 07/11/2018		700	700
2.650% due 09/07/2018		1,950	1,940
2.700% due 08/15/2018		5,000	4,984
2.740% due 07/10/2018		2,500	2,498
Enterprise Products Operating LLC
2.320% due 07/13/2018		3,750	3,747
Hewlett Packard Enterprise Co.
2.340% due 07/10/2018		5,000	4,997
HP, Inc.
2.380% due 07/23/2018		4,000	3,995
2.520% due 07/02/2018		5,000	4,999
Humana, Inc.
2.550% due 07/09/2018		3,000	2,998
Hyundai Capital America
2.300% due 07/16/2018		5,000	4,995
ING U.S. Funding LLC
2.256% due 09/11/2018		2,300	2,301
Marriot International
2.430% due 07/16/2018		4,050	4,046
2.480% due 08/08/2018		5,000	4,987
Marriott International
2.290% due 07/25/2018		1,550	1,547
McKesson Corp.
2.400% due 07/16/2018		4,550	4,545
2.400% due 07/17/2018		5,000	4,994
2.400% due 07/19/2018		3,300	3,296
Mondelez International, Inc.
2.240% due 07/11/2018		8,700	8,693
2.450% due 08/20/2018		5,000	4,983
National Bank Of Canada
1.525% due 07/03/2018	CAD	2,000	1,521
RELX, Inc.
2.320% due 07/20/2018		$5,000	4,993
Rockwell Collins, Inc.
2.350% due 07/17/2018		5,000	4,994
Royal Bank of Canada
1.540% due 07/03/2018	CAD	7,800	5,932
Schlumberger Holdings
2.620% due 10/01/2018		$5,000	4,967
2.620% due 10/03/2018		6,000	5,960
Sempra Energy Holdings
2.520% due 07/17/2018		5,000	4,994
Southern Co.
2.420% due 07/09/2018		5,000	4,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spectra Energy Partners
2.450% due 07/16/2018		$5,000	$4,995
2.750% due 07/09/2018		5,100	5,097
Thomson Reuters Corp.
2.400% due 07/25/2018		5,000	4,992
2.460% due 07/11/2018		6,700	6,695
Toronto Dominion Bank
1.535% due 07/05/2018	CAD	5,200	3,954
UDR, Inc.
2.400% due 07/13/2018		$3,000	2,997
VW CR, Inc.
2.540% due 08/15/2018		5,000	4,984
2.550% due 08/14/2018		5,000	4,985
Walgreens Boots Alliance
2.630% due 07/25/2018		4,000	3,993

			201,667

REPURCHASE AGREEMENTS (f) 0.1%
			1,024

SHORT-TERM NOTES 1.1%
Bonos de la Nacion Argentina con Ajuste por CER
3.750% due 02/08/2019	ARS	14,000	518
Harris Corp.
2.794% (US0003M + 0.475%) due 02/27/2019 ~		$4,400	4,403
Letras del Banco Central de la Republica Argentina
25.400% due 08/15/2018 (e)	ARS	9,400	309
33.500% due 07/18/2018 (e)		1,220	41
37.800% due 11/21/2018 (e)		1,500	45
Pacific Gas & Electric Co.
2.549% (US0003M + 0.230%) due 11/28/2018 ~		$6,800	6,774
Pepper Residential Securities Trust
2.585% due 03/16/2019 •		5,100	5,097
Westlake Automobile Receivables Trust
2.500% due 05/15/2019		4,002	4,002

			21,189

ARGENTINA TREASURY BILLS 0.7%
17.779% due 09/14/2018 - 10/12/2018 (c)(d)	ARS	272,652	9,037

31.000% due 10/26/2018 (d)(e)		$5,300	5,232

			14,269

GREECE TREASURY BILLS 1.5%
0.988% due 07/13/2018 - 03/15/2019 (c)(d)	EUR	26,600	30,982

JAPAN TREASURY BILLS 13.3%
(0.136)% due 07/09/2018 - 08/27/2018 (c)(d)	JPY	29,250,000	264,224

U.S. TREASURY BILLS 0.3%
1.865% due 08/02/2018 - 09/27/2018 (c)(d)(i)(k)		$6,298	6,284

Total Short-Term Instruments (Cost $554,590)			545,745

Total Investments in Securities (Cost $2,384,722)			2,373,874

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.5%

SHORT-TERM INSTRUMENTS 12.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.5%
PIMCO Short Asset Portfolio	20,391,254	$204,035
PIMCO Short-Term Floating NAV Portfolio III	4,480,286	44,292

Total Short-Term Instruments (Cost $248,327)		248,327

Total Investments in Affiliates (Cost $248,327)		248,327

Total Investments 132.1% (Cost $2,633,049)		$2,622,201

Financial Derivative Instruments (h)(j) 1.0% (Cost or Premiums, net $4,070)		20,444

Other Assets and Liabilities, net (33.1)%		(658,322)

Net Assets 100.0%		$1,984,323

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,024	U.S. Treasury Notes 1.875% due 02/28/2022	$(1,047)	$1,024	$1,024

Total Repurchase Agreements						$(1,047)	$1,024	$1,024

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	2.180%	06/13/2018	07/12/2018	$(8,619)	$(8,629)

Total Reverse Repurchase Agreements					$(8,629)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae, TBA	5.000%	08/01/2048	$100	$(106)	$(106)
Fannie Mae, TBA	6.000	07/01/2048	3,000	(3,296)	(3,281)
Freddie Mac, TBA	5.000	07/01/2048	500	(527)	(528)

Total Short Sales (0.2)%				$(3,929)	$(3,915)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(8,629)	$0	$(8,629)	$8,878	$249
FICC	1,024	0	0	1,024	(1,047)	(23)

Total Borrowings and Other Financing Transactions	$1,024	$(8,629)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(8,629)	$0	$0	$(8,629)

Total Borrowings	$0	$(8,629)	$0	$0	$(8,629)

Payable for reverse repurchase agreements					$(8,629)

(g)	Securities with an aggregate market value of $8,878 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(1,985) at a weighted average interest rate of 2.047%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2018 Futures	$104.250	08/24/2018	17	$34	$0	$0
Put - CBOT U.S. Treasury 2-Year Note September 2018 Futures	104.500	08/24/2018	1,962	3,924	17	2
Put - CBOT U.S. Treasury 2-Year Note September 2018 Futures	104.625	08/24/2018	5	10	0	0
Put - CBOT U.S. Treasury 2-Year Note September 2018 Futures	104.750	08/24/2018	34	68	0	0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	105.750	08/24/2018	138	138	1	0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	106.500	08/24/2018	48	48	0	0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	107.250	08/24/2018	415	415	4	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	132.000	08/24/2018	189	189	2	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	132.500	08/24/2018	17	17	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	133.000	08/24/2018	592	592	5	1
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	133.500	08/24/2018	505	505	4	1
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	136.000	08/24/2018	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	137.000	08/24/2018	77	77	1	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures	137.500	08/24/2018	12	12	0	0

Total Purchased Options					$34	$4

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2018	346	EUR	101,303	$35	$0	$(5)
3-Month Euribor September Futures	09/2018	483		141,449	45	0	0
90-Day Eurodollar March Futures	03/2019	1,241	$	301,687	(2,159)	0	0
90-Day Eurodollar September Futures	09/2019	318		77,179	0	0	0
Call Options Strike @ EUR 166.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	7	EUR	0	0	0	0
Euro-Bund 10-Year Bond September Futures	09/2018	641		121,678	1,078	187	0
U.S. Treasury 2-Year Note September Futures	09/2018	5,276	$	1,117,605	334	0	(165)
U.S. Treasury 5-Year Note September Futures	09/2018	246		27,950	46	0	(6)

					$(621)	$187	$(176)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,145	$	(277,763)	$188	$29	$0
90-Day Eurodollar December Futures	12/2020	801		(194,283)	113	30	0
90-Day Eurodollar June Futures	06/2020	1,590		(385,655)	158	60	0
90-Day Eurodollar March Futures	03/2020	808		(195,980)	190	30	0
90-Day Eurodollar September Futures	09/2020	2,407		(583,848)	23	90	0
Euro-OAT France Government 10-Year Bond September Futures	09/2018	707	EUR	(127,594)	(1,409)	0	(561)
U.S. Treasury 10-Year Note September Futures	09/2018	1,430	$	(171,868)	(111)	0	0

					$(848)	$239	$(561)

Total Futures Contracts					$(1,469)	$426	$(737)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.695%	$	1,000	$23	$(7)	$16	$0	$(1)
Deutsche Bank AG	1.000	Quarterly	06/20/2019	1.191	EUR	4,000	(12)	5	(7)	0	(3)
MetLife, Inc.	1.000	Quarterly	03/20/2019	0.090	$	1,700	17	(5)	12	0	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2018	0.212	EUR	1,700	17	(9)	8	0	0

							$45	$(16)	$29	$0	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	140,300	$2,699	$(541)	$2,158	$71	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.500%	Maturity	01/02/2020	BRL	420,100	$(312)	$(652)	$(964)	$29	$0
Pay	1-Year BRL-CDI	7.750	Maturity	01/02/2020		411,600	(517)	(103)	(620)	27	0
Pay	1-Year BRL-CDI	8.660	Maturity	01/04/2021		124,100	(57)	(234)	(291)	37	0
Pay	1-Year BRL-CDI	9.200	Maturity	01/04/2021		47,400	(49)	62	13	14	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		$33,500	1,064	209	1,273	33	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		24,100	1,289	147	1,436	20	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	30,800	737	(542)	195	45	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	9,450,000	(114)	(619)	(733)	0	(27)

							$2,041	$(1,732)	$309	$205	$(27)

Total Swap Agreements							$4,785	$(2,289)	$2,496	$276	$(31)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$4	$426	$276	$706	$0	$(737)	$(31)	$(768)

(i)

Securities with an aggregate market value of $1,650 and cash of $17,444 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	BRL	203,900		$52,881	$272	$0
	07/2018	DKK	111,105		17,180	0	(234)
	07/2018		$8,194	AUD	11,100	21	0
	07/2018		55,192	BRL	203,900	0	(2,583)
	08/2018	AUD	11,100		$8,195	0	(21)
	08/2018	EUR	6,090		7,521	379	0
	08/2018	JPY	20,477,100		188,029	2,587	0
	08/2018	SEK	530,315		61,220	1,822	0
	08/2018		$10,333	EUR	8,742	0	(92)
	08/2018		21,482	RUB	1,359,540	48	0
	11/2018	EUR	1,200		$1,456	41	0
	01/2019	BRL	210,200		56,083	2,771	0
BPS	07/2018	ARS	47,758		1,785	143	(1)
	07/2018	DKK	93,010		14,029	0	(550)
	07/2018		$870	ARS	23,879	0	(44)
	08/2018	EUR	46,428		$54,387	0	(2)
	08/2018	GBP	1,161		1,552	17	0
	08/2018		$6,068	EUR	5,193	15	0
	08/2018		2,017	GBP	1,515	0	(14)
	12/2018		12,327	CAD	15,785	0	(284)
BRC	07/2018	ARS	58,745		$2,202	199	0
	08/2018	MXN	69,987		3,333	0	(161)
CBK	07/2018	CAD	13,081		10,048	98	0
	07/2018	JPY	1,310,000		12,326	489	0
	07/2018	RUB	214,205		3,387	0	(21)
	07/2018		$4,676	CAD	6,146	2	(4)
	07/2018		489	DKK	3,176	9	0
	07/2018		25,308	GBP	19,102	0	(98)
	07/2018		12,968	MXN	262,254	191	0
	08/2018	EUR	9,075		$10,777	146	0
	08/2018	JPY	6,729,300		61,781	865	(17)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2018	MXN	282,547		$14,119	$16	$(2)
	08/2018		$26,804	EUR	23,018	161	0
	08/2018		4,149	GBP	3,129	0	(11)
DUB	07/2018	ARS	15,414		$553	20	0
	07/2018	BRL	15,587		4,042	21	0
	07/2018		$532	ARS	15,414	1	0
	07/2018		4,200	BRL	15,587	0	(179)
	08/2018	MXN	219,051		$10,840	0	(95)
GLM	07/2018	AUD	11,100		8,344	130	0
	07/2018	CAD	28,916		22,336	341	0
	07/2018	RUB	12,838		201	0	(3)
	08/2018	EUR	28,644		33,807	290	(38)
	08/2018	JPY	1,286,200		11,671	20	0
	08/2018	MXN	63,906		3,205	15	0
	08/2018		$12,599	EUR	10,713	19	(68)
	08/2018		5,700	GBP	4,262	0	(64)
	08/2018		5,528	JPY	607,600	0	(24)
	08/2018		1,811	RUB	114,781	6	0
HUS	07/2018		11,739	CAD	15,619	142	0
	07/2018		2,601	RUB	165,588	34	0
	08/2018	CAD	15,619		$11,746	0	(141)
	08/2018	MXN	20,545		995	0	(31)
	08/2018	RUB	1,468,714		23,464	214	(8)
	03/2019	EUR	4,200		5,365	358	0
JPM	07/2018	BRL	109,000		29,311	1,187	0
	07/2018	CAD	2,568		1,977	23	0
	07/2018	JPY	2,620,000		24,085	379	0
	07/2018	RUB	182,267		2,853	0	(47)
	07/2018		$29,957	BRL	109,000	0	(1,834)
	07/2018		14,029	MXN	283,666	205	0
	08/2018	GBP	33,632		$45,674	1,203	0
	08/2018	JPY	8,931,600		81,724	814	0
	08/2018	SEK	55,550		6,357	135	0
	08/2018		$1,753	GBP	1,303	0	(30)
	08/2018		41,056	JPY	4,508,100	0	(221)
	01/2019	BRL	112,400		$30,440	1,932	0
MSB	07/2018		15,587		4,137	115	0
	07/2018	JPY	2,300,000		21,654	861	0
	07/2018		$4,042	BRL	15,587	0	(21)
	07/2018		3,821	RUB	243,722	57	0
	08/2018	JPY	1,000,000		$9,067	5	0
	08/2018		$4,125	BRL	15,587	0	(118)
	09/2018	THB	10,231		$322	13	0
	10/2018	BRL	21,400		6,209	737	0
RBC	08/2018		$92,731	SEK	805,045	0	(2,563)
RYL	08/2018	EUR	12,081		$14,803	638	0
	10/2018	DKK	4,325		723	41	0
SCX	07/2018	BRL	281,100		83,958	11,430	0
	07/2018		$72,903	BRL	281,100	0	(375)
	08/2018	GBP	393		$523	4	0
	08/2018		$22,154	EUR	18,848	0	(74)
	09/2018		218	INR	14,797	0	(4)
SSB	08/2018		43,754	JPY	4,772,200	0	(527)
	09/2018		130	MYR	520	0	(1)
UAG	07/2018	GBP	19,102		$25,258	48	0
	07/2018		$7,588	MXN	151,472	12	0
	08/2018		25,293	GBP	19,102	0	(49)
	08/2018		3,596	MXN	70,360	0	(83)
	08/2018		3,161	SEK	27,585	0	(71)

Total Forward Foreign Currency Contracts						$31,742	$ (10,808)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GSC	Put - OTC Fannie Mae, TBA 4.000% due 07/01/2048	$	82.000	07/05/2018	$200,000	$15	$0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048		69.000	07/05/2018	15,000	1	0
SAL	Put - OTC Fannie Mae, TBA 3.000% due 09/01/2048		70.000	09/06/2018	17,000	1	0

Total Purchased Options						$17	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$3,600	$(4)	$(1)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018	3,600	(3)	(1)

						$(7)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus RUB	RUB	66.400	08/24/2018	$	3,300	$(28)	$(21)
CBK	Call - OTC USD versus RUB		66.490	08/17/2018		5,250	(48)	(28)
	Call - OTC USD versus RUB		66.550	08/17/2018		5,250	(50)	(27)
	Call - OTC USD versus RUB		66.190	08/24/2018		4,100	(34)	(28)
DUB	Put - OTC GBP versus USD	$	1.326	07/13/2018	GBP	3,029	(19)	(31)
	Call - OTC USD versus RUB	RUB	66.090	08/27/2018	$	4,100	(36)	(31)
GLM	Put - OTC AUD versus USD	$	0.725	08/23/2018	AUD	7,400	(30)	(32)
	Call - OTC USD versus MXN	MXN	21.940	08/16/2018	$	5,200	(50)	(13)
	Call - OTC USD versus MXN		21.920	08/21/2018		5,200	(52)	(15)
HUS	Put - OTC GBP versus USD	$	1.332	07/12/2018	GBP	4,157	(28)	(60)
	Call - OTC USD versus RUB	RUB	65.962	08/24/2018	$	10,000	(86)	(75)
JPM	Call - OTC USD versus MXN	MXN	21.200	07/05/2018		5,981	(52)	(2)
	Call - OTC USD versus MXN		20.500	07/06/2018		5,900	(68)	(20)
MSB	Call - OTC USD versus MXN		21.250	07/11/2018		1,519	(14)	(2)
	Call - OTC USD versus MXN		21.850	08/17/2018		5,200	(53)	(15)
	Call - OTC USD versus RUB	RUB	66.383	07/02/2018		4,200	(36)	0
	Call - OTC USD versus RUB		66.600	07/09/2018		4,800	(45)	(1)
UAG	Put - OTC AUD versus USD	$	0.721	08/20/2018	AUD	10,100	(41)	(33)

							$(770)	$(434)

Total Written Options							$(777)	$(436)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	PSEG Power LLC	1.000%	Quarterly	12/20/2018	0.085%	$1,700	$11	$(3)	$8	$0

Total Swap Agreements							$11	$(3)	$8	$0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$7,941	$0	$0	$7,941	$(2,930)	$0	$0	$(2,930)	$5,011	$(5,050)	$(39)
BPS	175	0	0	175	(895)	(22)	0	(917)	(742)	479	(263)
BRC	199	0	0	199	(161)	0	0	(161)	38	0	38
CBK	1,977	0	0	1,977	(153)	(84)	0	(237)	1,740	(1,420)	320
DUB	42	0	0	42	(274)	(62)	0	(336)	(294)	15	(279)
GLM	821	0	0	821	(197)	(60)	0	(257)	564	(1,050)	(486)
HUS	748	0	0	748	(180)	(135)	0	(315)	433	(660)	(227)
JPM	5,878	0	8	5,886	(2,132)	(22)	0	(2,154)	3,732	(4,060)	(328)
MSB	1,788	0	0	1,788	(139)	(18)	0	(157)	1,631	(1,260)	371
RBC	0	0	0	0	(2,563)	0	0	(2,563)	(2,563)	3,248	685
RYL	679	0	0	679	0	0	0	0	679	(840)	(161)
SCX	11,434	0	0	11,434	(453)	0	0	(453)	10,981	(10,550)	431
SSB	0	0	0	0	(528)	0	0	(528)	(528)	328	(200)
UAG	60	0	0	60	(203)	(33)	0	(236)	(176)	275	99

Total Over the Counter	$31,742	$0	$8	$31,750	$(10,808)	$(436)	$0	$(11,244)

(k)

Securities with an aggregate market value of $4,634 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	426	426
Swap Agreements	0	71	0	0	205	276

	$0	$71	$0	$0	$635	$706

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,742	$0	$31,742
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$31,742	$0	$31,750

	$0	$79	$0	$31,742	$635	$32,456

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$737	$737
Swap Agreements	0	4	0	0	27	31

	$0	$4	$0	$0	$764	$768

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,808	$0	$10,808
Written Options	0	2	0	434	0	436

	$0	$2	$0	$11,242	$0	$11,244

	$0	$6	$0	$11,242	$764	$12,012

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$171	$171
Written Options	0	0	0	0	97	97
Futures	0	0	0	0	(9,229)	(9,229)
Swap Agreements	0	277	0	0	4,851	5,128

	$0	$277	$0	$0	$(4,110)	$(3,833)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54,865)	$0	$(54,865)
Purchased Options	0	0	0	(1)	(1)	(2)
Written Options	0	68	0	1,052	88	1,208
Swap Agreements	0	27	0	0	0	27

	$0	$95	$0	$(53,814)	$87	$(53,632)

	$0	$372	$0	$(53,814)	$(4,023)	$(57,465)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(75)	$(75)
Written Options	0	0	0	0	(99)	(99)
Futures	0	0	0	0	(90)	(90)
Swap Agreements	0	(585)	0	0	(3,617)	(4,202)

	$0	$(585)	$0	$0	$(3,881)	$(4,466)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$61,131	$0	$61,131
Purchased Options	0	0	0	0	(16)	(16)
Written Options	0	4	0	225	0	229
Swap Agreements	0	(21)	0	0	0	(21)

	$0	$(17)	$0	$61,356	$(16)	$61,323

	$0	$(602)	$0	$61,356	$(3,897)	$56,857

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$466,867	$0	$466,867
Industrials	0	171,384	0	171,384
Utilities	0	57,640	0	57,640
Municipal Bonds & Notes
Texas	0	237	0	237
U.S. Government Agencies	0	684,927	0	684,927
Non-Agency Mortgage-Backed Securities	0	53,702	0	53,702
Asset-Backed Securities	0	268,471	6,000	274,471
Sovereign Issues	0	118,901	0	118,901
Short-Term Instruments
Certificates of Deposit	0	6,106	0	6,106
Commercial Paper	0	201,667	0	201,667
Repurchase Agreements	0	1,024	0	1,024
Short-Term Notes	0	21,189	0	21,189
Argentina Treasury Bills	0	14,269	0	14,269
Greece Treasury Bills	0	30,982	0	30,982
Japan Treasury Bills	0	264,224	0	264,224
U.S. Treasury Bills	0	6,284	0	6,284

	$0	$2,367,874	$6,000	$2,373,874

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$248,327	$0	$0	$248,327

Total Investments	$248,327	$2,367,874	$6,000	$2,622,201

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,915)	$0	$(3,915)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	426	280	0	706
Over the counter	0	31,750	0	31,750

	$426	$32,030	$0	$32,456

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(737)	(31)	0	(768)
Over the counter	0	(11,244)	0	(11,244)

	$(737)	$(11,275)	$0	$(12,012)

Total Financial Derivative Instruments	$(311)	$20,755	$0	$20,444

Totals	$248,016	$2,384,714	$6,000	$2,638,730

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

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Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

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Notes to Financial Statements (Cont.)

(“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good

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faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

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Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

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so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$150,731	$53,420	$0	$0	$(116)	$204,035	$2,220	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$32,359	$1,078,328	$(1,066,400)	$6	$(1)	$44,292	$1,028	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that

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Notes to Financial Statements (Cont.)

may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

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The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are

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marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified,

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future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio

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Notes to Financial Statements (Cont.)

would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the

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exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

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Notes to Financial Statements (Cont.)

company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

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govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

SEMIANNUAL REPORT	JUNE 30, 2018	39

Notes to Financial Statements (Cont.)

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$25,217	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,313,972	$3,999,617	$561,966	$429,678

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	281	$2,866	1,014	$10,391
Administrative Class	8,780	89,409	35,577	364,467
Advisor Class	6,075	61,807	15,484	158,679
Issued as reinvestment of distributions
Institutional Class	12	121	18	181
Administrative Class	945	9,606	1,633	16,740
Advisor Class	543	5,521	906	9,281
Cost of shares redeemed
Institutional Class	(577)	(5,869)	(382)	(3,909)
Administrative Class	(13,402)	(136,363)	(34,889)	(357,250)
Advisor Class	(6,558)	(66,643)	(12,111)	(124,128)
Net increase (decrease) resulting from Portfolio share transactions	(3,901)	$(39,545)	7,250	$74,452

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 40% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

SEMIANNUAL REPORT	JUNE 30, 2018	41

Notes to Financial Statements (Cont.)

June 30, 2018 (Unaudited)

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Low Duration Portfolio	$22,346	$16,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$2,633,663	$46,633	$(40,473)	$6,160

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
COF 11	Cost of Funds - 11th District of San Francisco	LIBOR12M	12 Month USD-LIBOR	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	JUNE 30, 2018	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	76.1%
U.S. Government Agencies	15.2%
Non-Agency Mortgage-Backed Securities	4.5%
Short-Term Instruments‡	3.3%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	(3.36)%	(0.61)%	4.28%	6.49%	7.09%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	(3.43)%	(0.76)%	4.12%	6.33%	6.81%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	(3.48)%	(0.86)%	4.02%	—	5.46%
Bloomberg Barclays Long-Term Treasury Index±	(3.00)%	(0.13)%	4.55%	6.05%	6.51%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.615% for Institutional Class shares, 0.765% for Administrative Class shares, and 0.865% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	The portfolio’s steepening position with respect to the U.S. Treasury yield curve detracted from performance, as the curve flattened over the period.

»	The portfolio’s holding of U.S. Treasury Inflation-Protected Securities (TIPS), in lieu of nominal Treasuries, contributed to performance, as breakeven inflation rates rose.

»	Security selection within agency mortgage-backed securities (MBS) contributed to performance, as selected issues outperformed.

»	Exposure to agency debentures contributed to performance, as this sector outperformed like-duration Treasuries.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$966.40	$4.31	$1,000.00	$1,020.41	$4.43	0.89%
Administrative Class	1,000.00	965.70	5.04	1,000.00	1,019.66	5.18	1.04
Advisor Class	1,000.00	965.20	5.53	1,000.00	1,019.13	5.68	1.14

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$12.25	$0.15	$(0.56)	$(0.41)	$(0.15)	$0.00	$0.00	$(0.15)
12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	0.00	(0.28)
12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	0.00	(0.27)
12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	0.00	(0.26)
12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	0.00	(0.27)
12/31/2013	12.35	0.35	(1.90)	(1.55)	(0.29)	(0.57)	0.00	(0.86)
Administrative Class
01/01/2018 - 06/30/2018+	12.25	0.14	(0.56)	(0.42)	(0.14)	0.00	0.00	(0.14)
12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	0.00	(0.26)
12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	0.00	(0.25)
12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	0.00	(0.25)
12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	0.00	(0.25)
12/31/2013	12.35	0.33	(1.90)	(1.57)	(0.27)	(0.57)	0.00	(0.84)
Advisor Class
01/01/2018 - 06/30/2018+	12.25	0.13	(0.56)	(0.43)	(0.13)	0.00	0.00	(0.13)
12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	0.00	(0.25)
12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	0.00	(0.23)
12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	0.00	(0.23)
12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	0.00	(0.24)
12/31/2013	12.35	0.32	(1.90)	(1.58)	(0.26)	(0.57)	0.00	(0.83)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.69	(3.36)%	$37,844	0.885	%*	0.885	%*	0.475	%*	0.475	%*	2.57	%*	97%
12.25	9.12	39,545	0.615		0.615		0.475		0.475		2.42		107
11.49	0.82	36,070	0.565		0.565		0.475		0.475		2.31		135
11.64	(1.24)	9,375	0.515		0.515		0.475		0.475		2.65		34
12.05	24.20	8,356	0.495		0.495		0.475		0.475		2.80		132
9.94	(12.82)	8,338	0.505		0.505		0.475		0.475		3.09		63

11.69	(3.43)	241,082	1.035	*	1.035	*	0.625	*	0.625	*	2.42	*	97
12.25	8.95	249,568	0.765		0.765		0.625		0.625		2.27		107
11.49	0.67	236,801	0.715		0.715		0.625		0.625		2.12		135
11.64	(1.39)	176,929	0.665		0.665		0.625		0.625		2.50		34
12.05	24.01	164,964	0.645		0.645		0.625		0.625		2.65		132
9.94	(12.95)	136,507	0.655		0.655		0.625		0.625		2.93		63

11.69	(3.48)	22,273	1.135	*	1.135	*	0.725	*	0.725	*	2.32	*	97
12.25	8.85	23,003	0.865		0.865		0.725		0.725		2.17		107
11.49	0.57	19,143	0.815		0.815		0.725		0.725		2.02		135
11.64	(1.49)	18,897	0.765		0.765		0.725		0.725		2.40		34
12.05	23.89	15,400	0.745		0.745		0.725		0.725		2.55		132
9.94	(13.04)	12,447	0.755		0.755		0.725		0.725		2.84		63

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$378,174
Investments in Affiliates	12,340
Financial Derivative Instruments
Exchange-traded or centrally cleared	93
Over the counter	587
Cash	1
Deposits with counterparty	652
Receivable for investments sold	238,218
Receivable for TBA investments sold	76,846
Receivable for Portfolio shares sold	201
Interest and/or dividends receivable	1,910
Dividends receivable from Affiliates	26
Total Assets	709,048

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,583
Payable for sale-buyback transactions	287,972
Payable for short sales	19,500
Financial Derivative Instruments
Exchange-traded or centrally cleared	43
Over the counter	1,138
Payable for investments purchased	3,596
Payable for investments in Affiliates purchased	26
Payable for investments purchased on a delayed-delivery basis	992
Payable for TBA investments purchased	87,698
Deposits from counterparty	88
Payable for Portfolio shares redeemed	57
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	64
Accrued distribution fees	5
Accrued servicing fees	30
Total Liabilities	407,849

Net Assets	$301,199

Net Assets Consist of:
Paid in capital	$310,774
Undistributed (overdistributed) net investment income	3,467
Accumulated undistributed net realized gain (loss)	(3,303)
Net unrealized appreciation (depreciation)	(9,739)

Net Assets	$301,199

Net Assets:
Institutional Class	$37,844
Administrative Class	241,082
Advisor Class	22,273

Shares Issued and Outstanding:
Institutional Class	3,237
Administrative Class	20,620
Advisor Class	1,905

Net Asset Value Per Share Outstanding:
Institutional Class	$11.69
Administrative Class	11.69
Advisor Class	11.69

Cost of investments in securities	$388,728
Cost of investments in Affiliates	$12,357
Proceeds received on short sales	$19,479
Cost or premiums of financial derivative instruments, net	$1,218

* Includes repurchase agreements of:	$584

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$4,940
Dividends from Investments in Affiliates	170
Total Income	5,110

Expenses:
Investment advisory fees	332
Supervisory and administrative fees	369
Servicing fees - Administrative Class	176
Distribution and/or servicing fees - Advisor Class	28
Trustee fees	4
Interest expense	611
Total Expenses	1,520

Net Investment Income (Loss)	3,590

Net Realized Gain (Loss):
Investments in securities	(4,945)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	1,371
Over the counter financial derivative instruments	(1,149)
Short sales	273

Net Realized Gain (Loss)	(4,452)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(10,949)
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	1,063
Over the counter financial derivative instruments	285
Short sales	1
Foreign currency assets and liabilities	(1)

Net Change in Unrealized Appreciation (Depreciation)	(9,607)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,469)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,590	$6,926
Net realized gain (loss)	(4,452)	3,900
Net change in unrealized appreciation (depreciation)	(9,607)	15,150

Net Increase (Decrease) in Net Assets Resulting from Operations	(10,469)	25,976

Distributions to Shareholders:
From net investment income
Institutional Class	(488)	(887)
Administrative Class	(2,838)	(5,332)
Advisor Class	(254)	(449)

Total Distributions(a)	(3,580)	(6,668)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	3,132	794

Total Increase (Decrease) in Net Assets	(10,917)	20,102

Net Assets:
Beginning of period	312,116	292,014
End of period*	$301,199	$312,116

* Including undistributed (overdistributed) net investment income of:	$3,467	$3,457

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(10,469)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(368,382)
Proceeds from sales of long-term securities	377,298
(Purchases) Proceeds from sales of short-term portfolio investments, net	(144)
(Increase) decrease in deposits with counterparty	(474)
(Increase) decrease in receivable for investments sold	92,639
(Increase) decrease in interest and/or dividends receivable	50
(Increase) decrease in dividends receivable from Affiliates	(6)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	2,228
Proceeds from (Payments on) over the counter financial derivative instruments	(900)
Increase (decrease) in payable for investments purchased	61,368
Increase (decrease) in deposits from counterparty	(61)
Increase (decrease) in accrued investment advisory fees	(4)
Increase (decrease) in accrued supervisory and administrative fees	(4)
Increase (decrease) in accrued servicing fees	(3)
Proceeds from (Payments on) short sales transactions, net	11,122
Proceeds from (Payments on) foreign currency transactions	(1)
Increase (decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	4,945
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(1,371)
Over the counter financial derivative instruments	1,149
Short sales	(273)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	10,949
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(1,063)
Over the counter financial derivative instruments	(285)
Short sales	(1)
Foreign currency assets and liabilities	1
Net amortization (accretion) on investments	(463)

Net Cash Provided by (Used for) Operating Activities	177,851

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	14,930
Payments on shares redeemed	(15,572)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	7,757
Payments on reverse repurchase agreements	(1,174)
Proceeds from sale-buyback transactions	1,533,123
Payments on sale-buyback transactions	(1,716,914)

Net Cash Received from (Used for) Financing Activities	(177,850)

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:
Beginning of period	0
End of period	$1

* Reinvestment of distributions	$3,580

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$599

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.6%

CORPORATE BONDS & NOTES 0.7%

INDUSTRIALS 0.6%
United Airlines Pass-Through Trust
2.875% due 04/07/2030	$681	$633
3.100% due 04/07/2030	681	639
Vessel Management Services, Inc.
3.432% due 08/15/2036	588	562

		1,834

UTILITIES 0.1%
BellSouth Corp.
4.333% due 04/26/2021	400	404

Total Corporate Bonds & Notes (Cost $2,356)		2,238

U.S. GOVERNMENT AGENCIES 19.8%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (b)	2,500	1,649
2.151% (LIBOR01M + 0.060%) due 07/25/2037 ~	12	12
2.541% (LIBOR01M + 0.450%) due 08/25/2021 ~	1	1
2.691% (LIBOR01M + 0.600%) due 08/25/2022 ~	1	1
2.991% (LIBOR01M + 0.900%) due 04/25/2032 ~	3	3
3.000% due 09/25/2046	2,264	1,992
3.090% due 12/01/2036	1,700	1,573
3.144% due 03/25/2028 ~	350	339
3.458% (US0012M + 1.583%) due 01/01/2033 ~	3	4
3.580% due 08/01/2030	1,700	1,688
3.600% due 02/01/2040	1,479	1,445
3.610% due 07/01/2029	900	906
4.250% due 05/25/2037	80	84
4.500% due 06/25/2019	3	3
5.000% due 04/25/2032 - 08/25/2033	356	382
5.500% due 12/25/2035	110	120
6.080% due 09/01/2028	64	81
6.500% due 07/25/2031	85	94
6.625% due 11/15/2030	570	768
Fannie Mae, TBA
2.500% due 07/01/2048	2,700	2,529
3.500% due 07/01/2033 - 08/01/2048	12,000	12,008
4.000% due 08/01/2048 - 09/01/2048	15,600	15,881
Federal Housing Administration
6.896% due 07/01/2020	19	19
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (b)	2,700	1,702
2.473% (LIBOR01M + 0.400%) due 01/15/2033 ~	6	6
2.664% (12MTA + 1.200%) due 10/25/2044 ~	27	27
2.773% (LIBOR01M + 0.700%) due 02/15/2027 ~	2	2
3.000% due 04/15/2053	1,346	1,194
3.073% (LIBOR01M + 1.000%) due 02/15/2021 ~	2	2
3.650% due 02/25/2028 ~	200	204
4.000% due 06/15/2032 - 09/15/2044	4,238	4,371
4.000% (- 2.667*LIBOR01M + 12.000%) due 12/15/2042 ~	700	580
5.500% due 08/15/2030 - 02/15/2034	306	329
6.750% due 03/15/2031	100	137
7.000% due 07/15/2023 - 12/01/2031	6	6
Ginnie Mae
2.750% (H15T1Y + 1.500%) due 08/20/2030 ~	3	3
3.500% due 01/20/2044	643	630
6.000% due 08/20/2033	863	939
Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (b)	4,000	3,086

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Resolution Funding Corp.
8.125% due 10/15/2019	$1,600	$1,713
Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (b)	3,200	2,289
Small Business Administration
5.240% due 08/01/2023	55	57
5.290% due 12/01/2027	87	90
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	800	529

Total U.S. Government Agencies (Cost $59,499)		59,478

U.S. TREASURY OBLIGATIONS 98.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (e)	7,200	6,560
2.500% due 02/15/2046	4,070	3,697
2.500% due 05/15/2046	5,500	4,993
2.750% due 08/15/2042	3,000	2,884
2.750% due 11/15/2042 (e)	29,600	28,437
2.875% due 05/15/2043 (e)	14,780	14,506
2.875% due 08/15/2045 (e)	18,450	18,068
3.000% due 11/15/2044	1,590	1,595
3.000% due 05/15/2045 (e)	8,500	8,527
3.000% due 11/15/2045 (e)	10,100	10,128
3.000% due 02/15/2048 (e)	10,100	10,126
3.125% due 02/15/2043 (e)	36,250	37,170
3.125% due 05/15/2048	12,940	13,289
3.375% due 05/15/2044 (e)	29,580	31,661
3.625% due 08/15/2043 (e)	5,100	5,678
3.625% due 02/15/2044 (e)	4,710	5,250
3.750% due 11/15/2043 (e)	5,700	6,473
3.875% due 08/15/2040 (e)	5,300	6,093
4.250% due 11/15/2040	300	363
4.625% due 02/15/2040	1,780	2,257
4.750% due 02/15/2041 (i)	790	1,023
U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2027	61	60
0.500% due 01/15/2028	2,631	2,574
0.750% due 02/15/2042	998	975
1.375% due 02/15/2044	419	469
1.750% due 01/15/2028 (g)	1,220	1,333
2.500% due 01/15/2029	2,054	2,415
3.625% due 04/15/2028	310	394
U.S. Treasury Notes
2.000% due 11/30/2022 (e)(g)	33,300	32,318
2.250% due 11/15/2027	600	570
2.750% due 06/30/2025 (a)	2,400	2,390
2.875% due 05/15/2028	5,520	5,530
U.S. Treasury STRIPS (b)
0.000% due 02/15/2033	1,700	1,098
0.000% due 05/15/2034	500	311
0.000% due 08/15/2034	1,270	784
0.000% due 08/15/2035	25,270	15,138
0.000% due 08/15/2036	18,000	10,469
0.000% due 11/15/2036	2,700	1,561

Total U.S. Treasury Obligations (Cost $306,986)		297,167

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	516
Bear Stearns Adjustable Rate Mortgage Trust
3.808% due 01/25/2034 ~	7	7
3.827% due 04/25/2033 ~	44	45
3.832% due 02/25/2034 ~	10	10
4.118% due 04/25/2033 ~	6	6
BWAY Mortgage Trust
3.454% due 03/10/2033	700	694
CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	1,600	1,547
Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,624
3.815% due 04/10/2033 «~	500	497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
2.301% due 05/25/2035 •	$44	$42
Countrywide Home Loan Mortgage Pass-Through Trust
2.731% due 03/25/2035 •	72	63
Credit Suisse First Boston Mortgage Securities Corp.
3.747% due 11/25/2032 ~	3	3
Credit Suisse First Boston Mortgage-Backed Pass-through Trust
3.571% due 07/25/2033 ~	8	8
DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,110
GS Mortgage Securities Trust
3.932% due 10/10/2035 ~	500	498
HarborView Mortgage Loan Trust
2.215% due 03/19/2037 •	44	43
2.525% due 05/19/2035 •	36	35
4.054% due 07/19/2035 ^~	12	11
Hilton USA Trust
3.719% due 11/05/2038	900	893
Hudson’s Bay Simon JV Trust
5.629% due 08/05/2034 ~	500	471
Impac CMB Trust
4.513% due 09/25/2034 ×	144	147
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	1,700	1,666
JPMorgan Mortgage Trust
3.692% due 07/25/2035 ~	100	104
Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,802
Motel 6 Trust
2.993% due 08/15/2034 ~	1,173	1,175
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	53	49
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	4	4
Sequoia Mortgage Trust
2.434% due 07/20/2033 •	48	46
Structured Adjustable Rate Mortgage Loan Trust
2.311% due 05/25/2037 •	95	94
Structured Asset Mortgage Investments Trust
2.745% due 09/19/2032 •	41	41
2.925% due 10/19/2033 •	24	23
VNDO Trust
3.805% due 01/10/2035	1,900	1,900
WaMu Mortgage Pass-Through Certificates Trust
2.395% due 10/25/2046 •	53	51
2.558% due 08/25/2046 •	195	184
2.958% due 08/25/2042 •	2	2
Washington Mutual Mortgage Pass-Through Certificates Trust
2.877% due 05/25/2033 ~	5	5
3.426% due 02/25/2033 ~	1	1
3.822% due 02/25/2033 ~	1	1
Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	876
Worldwide Plaza Trust
3.526% due 11/10/2036	300	294

Total Non-Agency Mortgage-Backed Securities (Cost $18,191)		17,588

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
3.091% due 11/25/2042 •	35	34
ECMC Group Student Loan Trust
2.841% due 02/27/2068 •	289	290
LA Arena Funding LLC
7.656% due 12/15/2026	20	20
Renaissance Home Equity Loan Trust
2.591% due 12/25/2033 •	17	17
2.971% due 08/25/2033 •	4	4
SLM Student Loan Trust
2.960% due 10/25/2029 •	300	301
3.860% due 04/25/2023 •	393	401

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
2.771% (US0001M + 0.680%) due 01/25/2034 ~	$12	$11
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045 ×	41	41

Total Asset-Backed Securities (Cost $1,112)		1,119

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		584

Total Short-Term Instruments (Cost $584)		584

Total Investments in Securities (Cost $388,728)		378,174

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%
PIMCO Short Asset Portfolio	1,155,896	$11,566
PIMCO Short-Term Floating NAV Portfolio III	78,317	774

Total Short-Term Instruments (Cost $12,357)		12,340

Total Investments in Affiliates (Cost $12,357)		12,340

Total Investments 129.7% (Cost $401,085)		$390,514

Financial Derivative Instruments (f)(h) (0.2)% (Cost or Premiums, net $1,218)		(501)

Other Assets and Liabilities, net (29.5)%		(88,814)

Net Assets 100.0%		$301,199

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$584	U.S. Treasury Notes 1.875% due 02/28/2022	$(597)	$584	$584

Total Repurchase Agreements						$(597)	$584	$584

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	1.700%	05/30/2018	07/05/2018	$(6,573)	$(6,583)

Total Reverse Repurchase Agreements					$(6,583)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.080%	06/05/2018	07/05/2018	$(1,632)	$(1,634)
	2.190	07/02/2018	07/03/2018	(160,834)	(160,834)
	2.200	07/03/2018	07/05/2018	(74,587)	(74,587)
GSC	1.900	06/05/2018	07/05/2018	(3,589)	(3,594)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
MSC	2.020%	05/08/2018	07/09/2018	$(202)	$(203)
TDM	1.930	05/02/2018	07/02/2018	(9,083)	(9,114)
	2.080	05/21/2018	07/23/2018	(13,340)	(13,372)
UBS	2.020	05/10/2018	07/17/2018	(13,406)	(13,446)
	2.050	05/30/2018	07/31/2018	(11,167)	(11,188)

Total Sale-Buyback Transactions					$(287,972)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.5)%
Fannie Mae, TBA	3.000%	08/01/2048	$4,400	$(4,245)	$(4,257)
Fannie Mae, TBA	4.000	07/01/2048	1,700	(1,734)	(1,728)
Fannie Mae, TBA	4.500	07/01/2048	800	(833)	(833)
Fannie Mae, TBA	4.500	08/01/2048	12,200	(12,667)	(12,682)

Total Short Sales (6.5)%				$(19,479)	$(19,500)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$584	$0	$0	$584	$(597)	$(13)
JPS	0	(6,583)	0	(6,583)	6,517	(66)

Master Securities Forward Transaction Agreement
BPG	0	0	(237,055)	(237,055)	236,269	(786)
GSC	0	0	(3,594)	(3,594)	3,609	15
MSC	0	0	(203)	(203)	205	2
TDM	0	0	(22,486)	(22,486)	22,352	(134)
UBS	0	0	(24,634)	(24,634)	24,564	(70)

Total Borrowings and Other Financing Transactions	$584	$(6,583)	$(287,972)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(6,583)	$0	$0	$(6,583)

Total	$0	$(6,583)	$0	$0	$(6,583)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(276,784)	(11,188)	0	(287,972)

Total	$0	$(276,784)	$(11,188)	$0	$(287,972)

Total Borrowings	$0	$(283,367)	$(11,188)	$0	$(294,555)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(294,555)

(e)	Securities with an aggregate market value of $294,311 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(69,124) at a weighted average interest rate of 1.674%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(66) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$120.000	07/27/2018	37	$37	$(14)	$(20)

Total Written Options					$(14)	$(20)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2018	431	$51,801	$440	$0	$0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	173	27,604	534	0	(11)

				$974	$0	$(11)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2018	324	$(68,632)	$25	$10	$0
U.S. Treasury 5-Year Note September Futures	09/2018	158	(17,952)	(72)	4	0
U.S. Treasury 30-Year Bond September Futures	09/2018	116	(16,820)	(397)	0	(4)

				$(444)	$14	$(4)

Total Futures Contracts				$530	$14	$(15)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428%	Annual	12/20/2047	$300	$1	$1	$2	$1	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047	200	0	(1)	(1)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545	Annual	12/20/2047	1,000	3	(21)	(18)	5	0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019	61,200	47	179	226	0	(7)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	3,900	49	183	232	3	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	7,100	220	603	823	10	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	11,000	1,068	24	1,092	18	0
Pay(1)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021	172,900	(75)	(574)	(649)	3	0
Receive(1)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022	172,900	88	451	539	37	0
Pay(1)	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028	1,000	0	(6)	(6)	0	(1)
Receive(1)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037	6,400	(33)	(45)	(78)	1	0
Receive	CPURNSA	2.137	Maturity	01/15/2029	1,900	(9)	(40)	(49)	0	0

						$1,359	$754	$2,113	$79	$(8)

Total Swap Agreements						$1,359	$754	$2,113	$79	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$14	$79	$93	$(20)	$(15)	$(8)	$(43)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(g)

Securities with an aggregate market value of $798 and cash of $652 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/13/2019	$	800	$69	$67
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020		3,100	128	52
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.160	08/30/2018		9,600	38	28
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	05/09/2019		2,700	50	30
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		1,100	99	95
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.888	08/31/2018		50,200	26	0
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020		72,200	190	262
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	09/16/2019		4,300	94	53

Total Purchased Options								$694	$587

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(21)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	3,700	$(67)	$(95)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	09/05/2018		3,600	(19)	(17)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	09/05/2018		3,600	(19)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	02/07/2020		7,700	(127)	(48)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.520	05/09/2019		12,000	(51)	(37)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.660	08/30/2018		9,600	(40)	(12)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		5,500	(99)	(155)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.710	09/16/2019		17,600	(93)	(60)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020		14,700	(159)	(219)

								$(674)	$(653)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.451%	30-Year USD-ISDA - 10-Year USD-ISDA(1)	09/21/2018	$116,900	$(126)	$(485)

Total Written Options						$(821)	$(1,138)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$119	$0	$119	$0	$(170)	$0	$(170)	$(51)	$0	$(51)
CBK	0	58	0	58	0	(49)	0	(49)	9	0	9
DUB	0	95	0	95	0	(155)	0	(155)	(60)	0	(60)
MYC	0	315	0	315	0	(764)	0	(764)	(449)	394	(55)

Total Over the Counter	$0	$587	$0	$587	$0	$(1,138)	$0	$(1,138)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(i)

Securities with an aggregate market value of $483 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14
Swap Agreements	0	0	0	0	79	79

	$0	$0	$0	$0	$93	$93

Over the counter
Purchased Options	$0	$0	$0	$0	$587	$587

	$0	$0	$0	$0	$680	$680

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	15	15
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$43	$43

Over the counter
Written Options	$0	$0	$0	$0	$1,138	$1,138

	$0	$0	$0	$0	$1,181	$1,181

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	78	78
Futures	0	0	0	0	(45)	(45)
Swap Agreements	0	0	0	0	1,344	1,344

	$0	$0	$0	$0	$1,371	$1,371

Over the counter
Purchased Options	$0	$0	$0	$0	$787	$787
Written Options	0	0	0	0	(1,936)	(1,936)

	$0	$0	$0	$0	$(1,149)	$(1,149)

	$0	$0	$0	$0	$222	$222

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	19	19
Futures	0	0	0	0	450	450
Swap Agreements	0	0	0	0	592	592

	$0	$0	$0	$0	$1,063	$1,063

Over the counter
Purchased Options	$0	$0	$0	$0	$266	$266
Written Options	0	0	0	0	19	19

	$0	$0	$0	$0	$285	$285

	$0	$0	$0	$0	$1,348	$1,348

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

June 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,834	$0	$1,834
Utilities	0	404	0	404
U.S. Government Agencies	0	59,478	0	59,478
U.S. Treasury Obligations	0	297,167	0	297,167
Non-Agency Mortgage-Backed Securities	0	17,091	497	17,588
Asset-Backed Securities	0	1,119	0	1,119
Short-Term Instruments
Repurchase Agreements	0	584	0	584

	$0	$377,677	$497	$378,174

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,340	$0	$0	$12,340

Total Investments	$12,340	$377,677	$497	$390,514

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,500)	$0	$(19,500)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	14	79	0	93
Over the counter	0	587	0	587

	$14	$666	$0	$680

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(28)	0	(43)
Over the counter	0	(1,138)	0	(1,138)

	$(15)	$(1,166)	$0	$(1,181)

Total Financial Derivative Instruments	$(1)	$(500)	$0	$(501)

Totals	$12,339	$357,677	$497	$370,513

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the

SEMIANNUAL REPORT	JUNE 30, 2018	21

Notes to Financial Statements (Cont.)

Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

SEMIANNUAL REPORT	JUNE 30, 2018	23

Notes to Financial Statements (Cont.)

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3,

if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates  The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are

considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$11,440	$132	$0	$0	$(6)	$11,566	$132	$0

SEMIANNUAL REPORT	JUNE 30, 2018	25

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,038	$389,938	$(390,200)	$(2)	$0	$774	$38	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities  The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S.

26	PIMCO VARIABLE INSURANCE TRUST

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Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the

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Notes to Financial Statements (Cont.)

Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

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Notes to Financial Statements (Cont.)

These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and

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improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

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Notes to Financial Statements (Cont.)

other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	JUNE 30, 2018	33

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$365,645	$376,420	$4,773	$2,610

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	354	$4,060	503	$5,994
Administrative Class	748	8,664	1,324	15,862
Advisor Class	207	2,406	456	5,424
Issued as reinvestment of distributions
Institutional Class	42	488	74	887
Administrative Class	244	2,838	446	5,332
Advisor Class	22	254	38	449
Cost of shares redeemed
Institutional Class	(388)	(4,528)	(487)	(5,879)
Administrative Class	(752)	(8,703)	(1,998)	(23,925)
Advisor Class	(202)	(2,347)	(282)	(3,350)
Net increase (decrease) resulting from Portfolio share transactions	275	$3,132	74	$794

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Long-Term U.S. Government Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$382,891	$6,598	$(16,403)	$(9,805)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.	US0003M	3 Month USD Swap Rate
		LIBOR01M	1 Month USD-LIBOR	US0012M	12 Month USD Swap Rate

Other Abbreviations:
LIBOR	London Interbank Offered Rate	OIS	Overnight Index Swap	TBA	To-Be-Announced

36	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT13SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	67.1%
U.S. Government Agencies	11.8%
Sovereign Issues	6.5%
Corporate Bonds & Notes	5.9%
Asset-Backed Securities	4.6%
Short-Term Instruments‡	2.8%
Non-Agency Mortgage-Backed Securities	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	(0.28)%	2.09%	1.65%	3.34%	5.76%
PIMCO Real Return Portfolio Administrative Class	(0.35)%	1.94%	1.50%	3.19%	5.72%
PIMCO Real Return Portfolio Advisor Class	(0.40)%	1.84%	1.40%	3.09%	3.69%
Bloomberg Barclays U.S. TIPS Index±	(0.02)%	2.11%	1.68%	3.03%	5.49%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.89% for Institutional Class shares, 1.04% for Administrative Class shares, and 1.14% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from absolute performance, as U.S. TIPS, measured by the Bloomberg Barclays U.S. TIPS Index, posted negative returns.

»	Underweight exposure to U.S. nominal duration benefited relative performance, as yields moved higher.

»

Positioning within the U.K. nominal yield curve, including underweight exposure to the 10-year portion and overweight exposure to the 30-year portion, benefited relative performance, as the U.K. nominal yield curve flattened.

»

Overweight exposure to U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) benefited relative performance, as breakeven inflation spreads widened.

»	Overweight exposure to U.S. real duration detracted from relative performance, as U.S. real yields broadly moved higher.

»	Exposure to external emerging market debt detracted from relative performance, as these securities posted negative returns in the latter half of the reporting period.

»	Overweight exposure to the Argentine peso detracted from relative performance, as the currency depreciated over the period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$997.20	$5.89	$1,000.00	$1,018.89	$5.96	1.19%
Administrative Class	1,000.00	996.50	6.63	1,000.00	1,018.15	6.71	1.34
Advisor Class	1,000.00	996.00	7.13	1,000.00	1,017.65	7.20	1.44

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class
01/01/2018 - 06/30/2018+	$12.42	$0.21	$(0.25)	$(0.04)	$(0.19)	$0.00	$0.00	$(0.19)
12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)
12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)
12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)
12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	0.00	(0.20)
12/31/2013	14.25	0.10	(1.40)	(1.30)	(0.25)	(0.10)	0.00	(0.35)
Administrative Class
01/01/2018 - 06/30/2018+	12.42	0.20	(0.24)	(0.04)	(0.19)	0.00	0.00	(0.19)
12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)
12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)
12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)
12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	0.00	(0.18)
12/31/2013	14.25	0.08	(1.40)	(1.32)	(0.23)	(0.10)	0.00	(0.33)
Advisor Class
01/01/2018 - 06/30/2018+	12.42	0.19	(0.24)	(0.05)	(0.18)	0.00	0.00	(0.18)
12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)
12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)
12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)
12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	0.00	(0.17)
12/31/2013	14.25	0.08	(1.41)	(1.33)	(0.22)	(0.10)	0.00	(0.32)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.19	(0.28)%	$182,402	1.19	%*	1.19	%*	0.50	%*	0.50	%*	3.45	%*	106%
12.42	3.81	181,673	0.89		0.89		0.50		0.50		2.60		157
12.27	5.35	154,072	0.76		0.76		0.50		0.50		2.42		132
11.93	(2.56)	168,482	0.63		0.63		0.50		0.50		0.91		114
12.81	3.25	161,389	0.55		0.55		0.50		0.50		2.27		96
12.60	(9.08)	138,123	0.55		0.55		0.50		0.50		0.76		34

12.19	(0.35)	1,380,559	1.34	*	1.34	*	0.65	*	0.65	*	3.28	*	106
12.42	3.65	1,476,888	1.04		1.04		0.65		0.65		2.40		157
12.27	5.19	1,789,709	0.91		0.91		0.65		0.65		2.38		132
11.93	(2.70)	2,037,284	0.78		0.78		0.65		0.65		0.71		114
12.81	3.09	2,393,913	0.70		0.70		0.65		0.65		2.19		96
12.60	(9.22)	2,754,082	0.70		0.70		0.65		0.65		0.61		34

12.19	(0.40)	505,618	1.44	*	1.44	*	0.75	*	0.75	*	3.20	*	106
12.42	3.55	520,684	1.14		1.14		0.75		0.75		2.35		157
12.27	5.09	506,438	1.01		1.01		0.75		0.75		2.31		132
11.93	(2.80)	513,250	0.88		0.88		0.75		0.75		0.67		114
12.81	2.99	481,759	0.80		0.80		0.75		0.75		2.06		96
12.60	(9.31)	461,586	0.80		0.80		0.75		0.75		0.57		34

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$3,106,730
Investments in Affiliates	7,507
Financial Derivative Instruments
Exchange-traded or centrally cleared	637
Over the counter	17,430
Deposits with counterparty	6,185
Foreign currency, at value	4,516
Receivable for investments sold	339,059
Receivable for TBA investments sold	372,951
Receivable for Portfolio shares sold	284
Interest and/or dividends receivable	11,835
Dividends receivable from Affiliates	7
Total Assets	3,867,141

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,056,324
Payable for short sales	43,831
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,009
Over the counter	7,676
Payable for investments purchased	1,576
Payable for investments in Affiliates purchased	7
Payable for TBA investments purchased	670,389
Deposits from counterparty	14,665
Payable for Portfolio shares redeemed	1,924
Accrued investment advisory fees	438
Accrued supervisory and administrative fees	439
Accrued distribution fees	107
Accrued servicing fees	176
Other liabilities	1
Total Liabilities	1,798,562

Net Assets	$2,068,579

Net Assets Consist of:
Paid in capital	$2,268,547
Undistributed (overdistributed) net investment income	3,106
Accumulated undistributed net realized gain (loss)	(181,472)
Net unrealized appreciation (depreciation)	(21,602)

Net Assets	$2,068,579

Net Assets:
Institutional Class	$182,402
Administrative Class	1,380,559
Advisor Class	505,618

Shares Issued and Outstanding:
Institutional Class	14,961
Administrative Class	113,236
Advisor Class	41,472

Net Asset Value Per Share Outstanding:
Institutional Class	$12.19
Administrative Class	12.19
Advisor Class	12.19

Cost of investments in securities	$3,140,826
Cost of investments in Affiliates	$7,508
Cost of foreign currency held	$4,616
Proceeds received on short sales	$43,703
Cost or premiums of financial derivative instruments, net	$(6,525)

* Includes repurchase agreements of:	$1,976

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest	$48,278
Dividends from Investments in Affiliates	84
Total Income	48,362

Expenses:
Investment advisory fees	2,612
Supervisory and administrative fees	2,612
Servicing fees - Administrative Class	1,055
Distribution and/or servicing fees - Advisor Class	632
Trustee fees	30
Interest expense	7,227
Total Expenses	14,168

Net Investment Income (Loss)	34,194

Net Realized Gain (Loss):
Investments in securities	(28,319)
Investments in Affiliates	25
Exchange-traded or centrally cleared financial derivative instruments	12,344
Over the counter financial derivative instruments	(2,281)
Short sales	1,456
Foreign currency	(355)

Net Realized Gain (Loss)	(17,130)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(44,141)
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	(2,399)
Over the counter financial derivative instruments	21,107
Short sales	163
Foreign currency assets and liabilities	(122)

Net Change in Unrealized Appreciation (Depreciation)	(25,395)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,331)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$34,194	$53,907
Net realized gain (loss)	(17,130)	(35,786)
Net change in unrealized appreciation (depreciation)	(25,395)	61,521

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,331)	79,642

Distributions to Shareholders:
From net investment income
Institutional Class	(2,846)	(3,530)
Administrative Class	(21,397)	(30,279)
Advisor Class	(7,481)	(9,717)
Tax basis return of capital
Institutional Class	0	(656)
Administrative Class	0	(6,183)
Advisor Class	0	(2,042)

Total Distributions(a)	(31,724)	(52,407)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(70,611)	(298,209)

Total Increase (Decrease) in Net Assets	(110,666)	(270,974)

Net Assets:
Beginning of period	2,179,245	2,450,219
End of period*	$2,068,579	$2,179,245

* Including undistributed (overdistributed) net investment income of:	$3,106	$636

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(8,331)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(3,248,249)
Proceeds from sales of long-term securities	3,226,415
(Purchases) Proceeds from sales of short-term portfolio investments, net	99,295
(Increase) decrease in deposits with counterparty	(195)
(Increase) decrease in receivable for investments sold	(137,174)
(Increase) decrease in interest and/or dividends receivable	(258)
(Increase) decrease in dividends receivable from Affiliates	70
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	10,463
Proceeds from (Payments on) over the counter financial derivative instruments	(580)
Increase (decrease) in payable for investments purchased	49,066
Increase (decrease) in deposits from counterparty	13,853
Increase (decrease) in accrued investment advisory fees	(37)
Increase (decrease) in accrued supervisory and administrative fees	(36)
Increase (decrease) in accrued distribution fees	(6)
Increase (decrease) in accrued servicing fees	(16)
Proceeds from (Payments on) short sales transactions, net	(21,278)
Proceeds from (Payments on) foreign currency transactions	(477)
Increase (decrease) in other liabilities	(12)
Net Realized (Gain) Loss
Investments in securities	28,319
Investments in Affiliates	(25)
Exchange-traded or centrally cleared financial derivative instruments	(12,344)
Over the counter financial derivative instruments	2,281
Short sales	(1,456)
Foreign currency	355
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	44,141
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	2,399
Over the counter financial derivative instruments	(21,107)
Short sales	(163)
Foreign currency assets and liabilities	122
Net amortization (accretion) on investments	4,278

Net Cash Provided by (Used for) Operating Activities	29,316

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	101,145
Payments on shares redeemed	(201,840)
Increase (decrease) in overdraft due to custodian	(199)
Cash distributions paid*	(5)
Proceeds from reverse repurchase agreements	6,174
Payments on reverse repurchase agreements	(46,567)
Proceeds from sale-buyback transactions	7,947,681
Payments on sale-buyback transactions	(7,834,512)

Net Cash Received from (Used for) Financing Activities	(28,123)

Net Increase (Decrease) in Cash and Foreign Currency	1,193

Cash and Foreign Currency:
Beginning of period	3,323
End of period	$4,516

* Reinvestment of distributions	$31,719

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$7,359

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%
Cheniere Energy Partners LP
4.344% (LIBOR03M + 2.250%) due 02/25/2020 «~		$200	$200
Hilton Worldwide Finance LLC
3.841% (LIBOR03M + 1.750%) due 10/25/2023 ~		84	84

Total Loan Participations and Assignments (Cost $284)			284

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 4.5%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		400	403
4.625% due 10/30/2020		100	102
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	125
Ally Financial, Inc.
3.250% due 11/05/2018		$100	100
3.750% due 11/18/2019		200	200
American Honda Finance Corp.
2.713% (US0003M + 0.350%) due 11/05/2021 ~		20	20
American Tower Corp.
2.800% due 06/01/2020		200	198
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(e)(f)	EUR	400	487
7.000% due 02/19/2019 •(e)(f)		600	718
Bank of America Corp.
5.875% due 03/15/2028 •(e)		$1,260	1,233
Bank of Ireland
7.375% due 06/18/2020 •(e)(f)	EUR	200	251
Barclays PLC
7.000% due 09/15/2019 •(e)(f)	GBP	200	270
8.000% due 12/15/2020 •(e)(f)	EUR	490	635
BBVA Bancomer S.A.
6.500% due 03/10/2021		$600	626
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	1,500	1,875
6.625% due 06/29/2021 •(e)(f)		400	526
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$2,600	2,590
Deutsche Bank AG
4.250% due 10/14/2021		10,600	10,444
Ford Motor Credit Co. LLC
2.943% due 01/08/2019		100	100
General Motors Financial Co., Inc.
2.350% due 10/04/2019		200	198
3.582% (US0003M + 1.270%) due 10/04/2019 ~		100	101
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		3,300	3,223
3.541% (US0003M + 1.200%) due 09/15/2020 ~		9,900	10,052
ING Bank NV
2.625% due 12/05/2022		3,200	3,132
International Lease Finance Corp.
5.875% due 04/01/2019		600	613
6.250% due 05/15/2019		500	513
8.250% due 12/15/2020		2,400	2,648
John Deere Capital Corp.
2.622% (US0003M + 0.290%) due 06/22/2020 ~		7,200	7,217
Lloyds Banking Group PLC
3.130% due 06/21/2021 ~		2,800	2,800
6.375% due 06/27/2020 •(e)(f)	EUR	600	747
Macquarie Bank Ltd.
2.662% (US0003M + 0.350%) due 04/04/2019 ~		$3,800	3,802
Mitsubishi UFJ Financial Group, Inc.
4.180% (US0003M + 1.880%) due 03/01/2021 ~		2,015	2,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
4.875% due 06/17/2019	$200	$201
5.500% due 01/15/2019	2,600	2,624
8.000% due 03/25/2020	1,800	1,904
Royal Bank of Scotland Group PLC
3.885% (US0003M + 1.550%) due 06/25/2024 ~	2,100	2,097
4.519% due 06/25/2024 •	1,400	1,402
7.500% due 08/10/2020 •(e)(f)	520	532
State Bank of India
3.275% (US0003M + 0.950%) due 04/06/2020 ~	4,500	4,515
Toronto-Dominion Bank
2.250% due 03/15/2021	4,800	4,696
UBS AG
2.639% due 12/07/2018 •	5,600	5,605
2.901% due 06/08/2020 •	5,800	5,819
Unibail-Rodamco SE
3.118% (US0003M + 0.770%) due 04/16/2019 ~	5,700	5,725

		93,156

INDUSTRIALS 2.3%
Allergan Funding SCS
3.000% due 03/12/2020	1,800	1,792
Allergan Sales LLC
5.000% due 12/15/2021	1,600	1,657
Allergan, Inc.
3.375% due 09/15/2020	1,100	1,102
AP Moller - Maersk A/S
2.550% due 09/22/2019	100	99
BAT Capital Corp.
2.945% due 08/14/2020 •	3,300	3,312
BAT International Finance PLC
2.750% due 06/15/2020	100	99
Charter Communications Operating LLC
3.579% due 07/23/2020	1,880	1,881
4.464% due 07/23/2022	150	152
D.R. Horton, Inc.
3.750% due 03/01/2019	100	100
Dell International LLC
3.480% due 06/01/2019	11,200	11,231
Discovery Communications LLC
3.035% (US0003M + 0.710%) due 09/20/2019 ~	500	502
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~	2,800	2,800
EMC Corp.
2.650% due 06/01/2020	300	291
Enbridge, Inc.
2.737% (US0003M + 0.400%) due 01/10/2020 ~	3,700	3,700
3.041% (US0003M + 0.700%) due 06/15/2020 ~	5,100	5,121
Energy Transfer Partners LP
5.750% due 09/01/2020	100	104
ERAC USA Finance LLC
2.800% due 11/01/2018	100	100
4.500% due 08/16/2021	500	513
5.250% due 10/01/2020	400	416
General Motors Co.
3.163% (US0003M + 0.800%) due 08/07/2020 ~	70	70
Japan Tobacco, Inc.
2.100% due 07/23/2018	100	100
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019	100	103
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~	5,900	5,926
Ryder System, Inc.
2.450% due 09/03/2019	100	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		$100	$105
Sky PLC
2.625% due 09/16/2019		100	99
Spectra Energy Partners LP
3.018% (US0003M + 0.700%) due 06/05/2020 ~		200	201
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		81	81
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019		400	412
Textron, Inc.
2.903% (US0003M + 0.550%) due 11/10/2020 ~		3,780	3,781
Time Warner Cable LLC
5.000% due 02/01/2020		200	204
8.250% due 04/01/2019		100	104
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		100	101
VMware, Inc.
2.950% due 08/21/2022		410	394
3.900% due 08/21/2027		200	185
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		1,100	1,091
2.450% due 11/20/2019		300	297

			48,325

UTILITIES 2.1%
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~		3,100	3,114
3.298% (US0003M + 0.950%) due 07/15/2021 ~		4,900	4,949
5.000% due 03/01/2021		100	104
5.150% due 02/15/2050		1,800	1,685
5.200% due 03/15/2020		1,000	1,033
5.300% due 08/15/2058		600	560
British Transco International Finance BV
0.000% due 11/04/2021 (b)		600	535
Consolidated Edison Co. of New York, Inc.
2.739% (US0003M + 0.400%) due 06/25/2021 ~		800	802
Dominion Energy, Inc.
2.930% (US0003M + 0.600%) due 05/15/2020 ~		4,900	4,905
Duke Energy Corp.
2.830% (US0003M + 0.500%) due 05/14/2021 ~		5,900	5,901
Gazprom OAO Via Gaz Capital S.A.
3.375% due 11/30/2018	CHF	120	123
4.625% due 10/15/2018	EUR	800	944
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$100	102
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~		3,650	3,658
Petrobras Global Finance BV
4.375% due 05/20/2023		400	375
5.299% due 01/27/2025		8,075	7,471
5.999% due 01/27/2028		560	508
6.125% due 01/17/2022		1,392	1,419
6.625% due 01/16/2034	GBP	100	129
8.375% due 12/10/2018		$700	715
Plains All American Pipeline LP
2.600% due 12/15/2019		100	99
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~		1,500	1,501
Southern Power Co.
2.875% (US0003M + 0.550%) due 12/20/2020 ~		1,700	1,701

			42,333

Total Corporate Bonds & Notes (Cost $184,955)			183,814

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

SOUTH CAROLINA 0.0%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
2.440% (US0003M + 0.140%) due 12/01/2023 ~	$446	$446

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	645	645

Total Municipal Bonds & Notes (Cost $1,062)		1,091

U.S. GOVERNMENT AGENCIES 17.7%
Fannie Mae
2.087% (LIBOR01M + 0.060%) due 12/25/2036 ~	36	36
2.241% (LIBOR01M + 0.150%) due 08/25/2034 ~	39	39
2.441% (LIBOR01M + 0.350%) due 07/25/2037 - 05/25/2042 ~	59	59
2.531% (LIBOR01M + 0.440%) due 05/25/2036 ~	12	12
2.664% (12MTA + 1.200%) due 07/01/2044 - 09/01/2044 ~	31	32
2.771% (LIBOR01M + 0.680%) due 02/25/2041 ~	1,312	1,338
3.566% due 05/25/2035 ~	262	275
3.705% (US0006M + 1.538%) due 10/01/2035 ~	90	93
Fannie Mae, TBA
3.500% due 07/01/2033 - 08/01/2048	185,940	184,963
4.000% due 07/01/2048 - 09/01/2048	154,700	157,491
Freddie Mac
2.223% (LIBOR01M + 0.150%) due 10/15/2020 ~	4	4
2.257% due 07/15/2044 ~	3,988	3,978
2.351% (LIBOR01M + 0.260%) due 08/25/2031 ~	39	39
2.523% (LIBOR01M + 0.450%) due 08/15/2033 - 09/15/2042 ~	7,161	7,216
2.577% (12MTA + 1.200%) due 02/25/2045 ~	693	695
2.664% (12MTA + 1.200%) due 10/25/2044 ~	2,232	2,232
3.549% (H15T1Y + 2.254%) due 01/01/2034 ~	74	78
3.626% (US0012M + 1.876%) due 12/01/2035 ~	25	26
Ginnie Mae
3.247% (US0012M + 0.750%) due 04/20/2067 ~	2,803	2,891
NCUA Guaranteed Notes
2.475% (LIBOR01M + 0.450%) due 10/07/2020 ~	1,263	1,268
2.585% (LIBOR01M + 0.560%) due 12/08/2020 ~	2,909	2,925
Small Business Administration
6.020% due 08/01/2028	498	529

Total U.S. Government Agencies (Cost $364,412)		366,219

U.S. TREASURY OBLIGATIONS 100.9%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019	29,353	29,185
0.125% due 04/15/2020	97,727	96,705
0.125% due 04/15/2021 (h)	192,787	189,871
0.125% due 01/15/2022	23,789	23,388
0.125% due 04/15/2022 (j)	9,832	9,633
0.125% due 07/15/2022 (h)	50,287	49,464
0.125% due 07/15/2024 (l)	31,285	30,420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2026	$26,507	$25,401
0.250% due 01/15/2025 (h)	105,411	102,557
0.375% due 07/15/2023 (h)	114,629	113,620
0.375% due 07/15/2025	21,687	21,312
0.375% due 01/15/2027 (l)	4,242	4,123
0.500% due 01/15/2028	66,378	64,953
0.625% due 07/15/2021 (j)(l)	4,335	4,353
0.625% due 04/15/2023	10,641	10,626
0.625% due 01/15/2024	63,138	63,074
0.625% due 01/15/2026 (h)	173,055	172,160
0.625% due 02/15/2043	5,906	5,596
0.750% due 02/15/2042	13,627	13,319
0.750% due 02/15/2045	58,339	56,658
0.875% due 02/15/2047	46,795	46,844
1.000% due 02/15/2046 (h)	29,049	29,949
1.000% due 02/15/2048	20,620	21,333
1.250% due 07/15/2020 (j)(l)	1,206	1,226
1.375% due 01/15/2020	80,371	81,291
1.375% due 02/15/2044 (h)	67,211	75,104
1.750% due 01/15/2028 (h)	75,365	82,376
1.875% due 07/15/2019 (j)	9,974	10,137
2.000% due 01/15/2026 (h)	48,517	53,172
2.125% due 02/15/2040 (h)	41,545	52,278
2.125% due 02/15/2041	4,519	5,728
2.375% due 01/15/2025 (h)	135,829	150,653
2.375% due 01/15/2027 (h)	18,524	21,072
2.500% due 01/15/2029 (h)	113,788	133,806
3.375% due 04/15/2032	11,611	15,514
3.625% due 04/15/2028 (h)	62,926	79,952
3.875% due 04/15/2029	73,216	96,594
U.S. Treasury Notes
1.875% due 02/28/2022 (h)	23,900	23,234
1.875% due 04/30/2022 (l)	100	97
1.875% due 07/31/2022 (h)	4,270	4,133
2.125% due 12/31/2022 (h)	13,030	12,701
2.125% due 03/31/2024 (h)	3,670	3,543
2.750% due 02/15/2024 (h)	800	799

Total U.S. Treasury Obligations (Cost $2,112,653)		2,087,954

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%
Adjustable Rate Mortgage Trust
3.990% due 05/25/2036 ~	183	172
Alliance Bancorp Trust
2.331% due 07/25/2037 •	1,073	942
American Home Mortgage Investment Trust
3.998% due 09/25/2045 •	144	145
Banc of America Funding Trust
2.304% due 07/20/2036 •	74	73
3.795% due 02/20/2036 ~	366	364
4.046% due 01/20/2047 ^~	237	229
Banc of America Mortgage Trust
3.686% due 02/25/2036 ^~	289	272
3.940% due 11/25/2034 ~	33	34
4.405% due 06/25/2035 ~	72	69
Bear Stearns Adjustable Rate Mortgage Trust
3.520% due 10/25/2035 •	580	588
3.604% due 02/25/2036 ^~	95	90
3.616% due 03/25/2035 ~	247	242
3.624% due 01/25/2035 ~	259	257
4.137% due 07/25/2036 ^~	382	360
Bear Stearns ALT-A Trust
3.785% due 03/25/2036 ~	486	421
3.791% due 09/25/2035 ^~	1,262	1,041
Chase Mortgage Finance Trust
3.960% due 02/25/2037 ~	29	29
ChaseFlex Trust
6.000% due 02/25/2037 ^	406	299
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.371% due 01/25/2035 •	11	11
Citigroup Mortgage Loan Trust
3.710% due 03/25/2036 ^•	653	628
3.712% due 09/25/2037 ^~	658	637
4.490% due 05/25/2035 •	24	24
Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	18	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
2.201% due 06/25/2046 •		$198	$189
2.264% due 02/20/2047 ^•		471	389
2.271% due 05/25/2047 •		128	124
2.281% due 09/25/2046 ^•		3,750	3,442
2.371% due 12/25/2035 •		26	25
2.558% due 12/25/2035 •		83	76
Countrywide Home Loan Mortgage Pass-Through Trust
3.345% due 05/20/2036 ^~		94	88
4.074% due 11/19/2033 ~		13	13
5.500% due 08/25/2035 ^		76	73
6.000% due 04/25/2036		577	495
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 10/26/2036 ~		320	291
Deutsche ALT-B Securities, Inc.
2.191% due 10/25/2036 ^•		13	10
Eurosail PLC
1.577% due 06/13/2045 •	GBP	2,949	3,883
First Horizon Alternative Mortgage Securities Trust
4.023% due 06/25/2034 ~		$171	170
6.000% due 02/25/2037		465	371
First Horizon Mortgage Pass-Through Trust
3.723% due 02/25/2035 ~		493	499
3.937% due 08/25/2035 ~		244	206
GreenPoint Mortgage Funding Trust
2.531% due 06/25/2045 •		242	232
2.631% due 11/25/2045 •		164	147
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,151
GSR Mortgage Loan Trust
3.573% due 12/25/2034 ~		385	389
3.678% due 09/25/2035 ~		251	256
3.776% due 01/25/2035 ~		138	137
4.349% due 07/25/2035 ~		324	327
HarborView Mortgage Loan Trust
2.424% due 06/20/2035 •		84	82
2.525% due 05/19/2035 •		72	70
2.645% due 02/19/2036 •		148	125
IndyMac Mortgage Loan Trust
2.371% due 07/25/2035 •		257	224
2.871% due 05/25/2034 •		27	25
3.658% due 12/25/2034 ~		125	125
3.972% due 11/25/2035 ^~		239	232
JPMorgan Mortgage Trust
3.373% due 07/27/2037 ~		630	613
3.664% due 08/25/2035 ^~		200	196
3.786% due 08/25/2035 ~		223	226
3.800% due 09/25/2035 ~		67	66
3.936% due 07/25/2035 ~		140	144
3.977% due 02/25/2035 ~		170	169
3.982% due 07/25/2035 ~		339	349
JPMorgan Resecuritization Trust
6.000% due 02/27/2037 ~		39	39
MASTR Adjustable Rate Mortgages Trust
3.915% due 11/21/2034 ~		162	167
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.773% due 11/15/2031 •		101	101
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.513% due 12/15/2030 •		113	110
Merrill Lynch Mortgage Investors Trust
2.341% due 11/25/2035 •		126	119
2.982% due 10/25/2035 •		88	85
3.388% due 12/25/2035 ~		162	151
Morgan Stanley Mortgage Loan Trust
3.753% due 06/25/2036 ~		345	355
Residential Accredit Loans, Inc. Trust
2.391% due 08/25/2035 •		102	90
Residential Asset Securitization Trust
2.491% due 05/25/2035 ~		839	731
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		302	287
Sequoia Mortgage Trust
2.284% due 07/20/2036 •		793	762
2.785% due 10/19/2026 •		29	30

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
2.958% due 01/25/2035 •		$95	$90
3.726% due 08/25/2035 ~		121	121
3.756% due 02/25/2034 ~		117	118
4.177% due 12/25/2034 ~		75	75
Structured Asset Mortgage Investments Trust
2.281% due 06/25/2036 •		81	80
2.301% due 04/25/2036 •		319	295
2.335% due 07/19/2035 •		540	528
2.335% due 07/19/2035 •		138	135
2.745% due 10/19/2034 •		66	63
Swan Trust
3.310% due 04/25/2041 •	AUD	116	86
Thrones PLC
2.254% due 07/20/2044 •	GBP	33	43
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,629
WaMu Mortgage Pass-Through Certificates Trust
2.274% due 12/25/2046 •		81	80
2.288% due 01/25/2047 •		555	555
2.328% due 05/25/2047 •		358	342
2.395% due 07/25/2046 •		562	550
2.395% due 11/25/2046 •		76	75
2.558% due 02/25/2046 •		122	123
2.758% due 11/25/2042 •		17	17
3.481% due 12/25/2035 ~		116	109
3.847% due 08/25/2035 ~		65	62
Wells Fargo Mortgage-Backed Securities Trust
3.988% due 09/25/2034 ~		35	36

Total Non-Agency Mortgage-Backed Securities (Cost $38,821)			40,813

ASSET-BACKED SECURITIES 7.0%
Adagio CLO Ltd.
0.660% due 10/15/2029 •	EUR	500	585
Argent Mortgage Loan Trust
2.331% due 05/25/2035 •		$892	851
Atrium CDO Corp.
3.192% due 04/22/2027 •		2,000	1,995
Babson Euro CLO BV
0.492% due 10/25/2029 •	EUR	600	701
Benefit Street Partners CLO Ltd.
3.135% due 07/18/2027 •		$1,100	1,098
Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,660	1,937
3.358% due 10/03/2029 •		$1,120	1,122
Brookside Mill CLO Ltd.
2.524% due 01/17/2028 •		2,130	2,125
Carlyle Global Market Strategies Euro CLO DAC
0.730% due 09/21/2029 •	EUR	300	351
Catamaran CLO Ltd.
3.216% due 01/27/2028 •		$4,700	4,683
Cavalry CLO Ltd.
3.198% due 10/15/2026 •		1,100	1,100
CIFC Funding Ltd.
3.128% due 04/15/2027 •		4,800	4,787
CIT Mortgage Loan Trust
3.441% due 10/25/2037 •		700	707
Citigroup Mortgage Loan Trust
2.171% due 01/25/2037 •		135	96
Citigroup Mortgage Loan Trust, Inc.
2.341% due 06/25/2037 •		7,000	6,976
College Loan Corp. Trust
2.610% due 01/25/2024 •		800	791
CoreVest American Finance Trust
2.968% due 10/15/2049		788	773
Countrywide Asset-Backed Certificates
2.341% due 03/25/2037 •		1,300	1,191
3.941% due 04/25/2036 ~		6	6
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		1,858	1,875
Credit-Based Asset Servicing & Securitization LLC
2.151% due 11/25/2036 •		73	48

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVP Cascade CLO Ltd.
3.498% due 01/16/2026 •		$568	$568
Equity One Mortgage Pass-Through Trust
2.691% due 04/25/2034 •		82	75
First Franklin Mortgage Loan Trust
2.561% due 11/25/2036 •		2,500	2,216
Flagship Ltd.
3.479% due 01/20/2026 •		4,028	4,031
Fremont Home Loan Trust
2.226% due 10/25/2036 •		1,167	1,106
GSAMP Trust
2.161% due 12/25/2036 •		89	47
2.826% due 09/25/2035 ^•		99	97
3.066% due 03/25/2035 ^•		70	61
Halcyon Loan Advisors Funding Ltd.
3.279% due 04/20/2027 •		1,800	1,799
HSI Asset Securitization Corp. Trust
2.141% due 10/25/2036 •		6	3
IndyMac Mortgage Loan Trust
2.161% due 07/25/2036 •		730	332
Jamestown CLO Ltd.
3.038% due 07/15/2026 •		3,346	3,334
3.573% due 01/17/2027 •		5,573	5,580
Jubilee CLO BV
0.479% due 12/15/2029 •	EUR	2,400	2,805
0.511% due 07/12/2028 •		1,100	1,282
KVK CLO Ltd.
3.248% due 01/15/2028 •		$610	610
Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		1,380	976
Lehman XS Trust
2.251% due 05/25/2036 •		1,633	1,638
4.884% due 06/25/2036 ×		748	730
Marathon CLO Ltd.
3.201% due 11/21/2027 •		1,530	1,527
MASTR Asset-Backed Securities Trust
2.591% due 10/25/2035 ^•		81	75
Merrill Lynch Mortgage Investors Trust
2.171% due 09/25/2037 •		24	9
2.211% due 02/25/2037 •		328	148
Morgan Stanley IXIS Real Estate Capital Trust
2.141% due 11/25/2036 •		11	6
MP CLO Ltd.
3.195% due 04/18/2027 •		780	779
Navient Student Loan Trust
3.241% due 03/25/2066 •		3,476	3,545
NovaStar Mortgage Funding Trust
2.665% due 01/25/2036 •		2,100	2,088
OCP CLO Ltd.
3.148% due 07/15/2027 •		2,000	1,999
3.182% due 10/26/2027 •		1,950	1,949
3.203% due 04/17/2027 •		1,400	1,398
OHA Credit Partners Ltd.
3.369% due 10/20/2025 •		4,610	4,613
Palmer Square CLO Ltd.
3.573% due 10/17/2027 •		6,000	6,009
Park Place Securities, Inc.
2.561% due 09/25/2035 •		3,200	3,208
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.581% due 09/25/2035 •		800	800
3.141% due 10/25/2034 •		4,000	4,061
RAAC Trust
2.431% due 08/25/2036 •		700	697
Renaissance Home Equity Loan Trust
2.851% due 12/25/2032 •		64	62
Residential Asset Mortgage Products Trust
2.311% due 10/25/2034 •		116	113
Securitized Asset-Backed Receivables LLC Trust
2.151% due 12/25/2036 ^•		322	118
SLM Private Education Loan Trust
1.850% due 06/17/2030		1,372	1,362
4.323% due 06/16/2042 •		1,210	1,246

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	1,844	$2,155
0.000% due 06/17/2024 •		476	557
2.400% due 04/25/2019		$2,186	2,180
2.910% due 10/25/2064		3,000	2,994
3.860% due 04/25/2023		5,503	5,613
SoFi Professional Loan Program LLC
2.050% due 01/25/2041		3,580	3,549
Sound Point CLO Ltd.
3.208% due 04/15/2027		3,300	3,300
3.239% due 07/20/2027		1,000	999
Soundview Home Loan Trust
2.151% due 11/25/2036		50	23
Structured Asset Investment Loan Trust
2.311% due 12/25/2035		359	358
Structured Asset Securities Corp. Mortgage Loan Trust
3.482% due 04/25/2035		265	260
Symphony CLO LP
3.431% (US0003M + 1.100%) due 01/09/2023 ~		647	648
Symphony CLO Ltd.
3.533% due 10/17/2026		900	900
THL Credit Wind River CLO Ltd.
3.218% due 10/15/2027		400	401
Tralee CLO Ltd.
3.389% due 10/20/2027		2,600	2,604
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 ×		314	313
Venture CLO Ltd.
3.168% due 04/15/2027		5,930	5,902
3.228% due 07/15/2027		2,200	2,196
Vibrant CLO Ltd.
3.259% due 07/24/2024		3,845	3,847
VOLT LLC
3.500% due 03/25/2047 ×		466	466
Voya CLO Ltd.
3.080% due 07/25/2026		4,800	4,785
Z Capital Credit Partners CLO Ltd.
3.298% due 07/16/2027		3,710	3,712

Total Asset-Backed Securities (Cost $142,160)			144,662

SOVEREIGN ISSUES 9.8%
Argentina Government International Bond
5.875% due 01/11/2028		2,400	1,958
6.875% due 01/26/2027		7,000	6,186
22.844% (BADLARPP) due 10/04/2022 ~	ARS	300	16
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		15,619	493
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		200	7
40.000% (ARPP7DRR) due 06/21/2020 ~		88,896	3,202
Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	7,054	5,381
3.000% due 09/20/2025 (d)		11,282	9,742
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	1,000	1,236
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2018 (b)	BRL	58,760	14,920
0.000% due 01/01/2019 (b)		223,383	55,789
Canadian Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	5,919	5,947
Cyprus Government International Bond
2.750% due 06/27/2024	EUR	310	381
3.750% due 07/26/2023		880	1,133
3.875% due 05/06/2022		770	988
4.250% due 11/04/2025		740	987
France Government International Bond
0.100% due 03/01/2025 (d)		6,985	8,895
0.250% due 07/25/2024 (d)		3,303	4,266
1.850% due 07/25/2027 (d)		6,227	9,280

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (d)	EUR	1,002	$1,205
2.350% due 09/15/2024 (d)		5,130	6,489
Mexico Government International Bond
7.750% due 05/29/2031	MXN	55,841	2,842
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	7,026	5,001
3.000% due 09/20/2030 (d)		15,617	12,243
Qatar Government International Bond
3.875% due 04/23/2023		$2,000	2,002
5.103% due 04/23/2048		1,500	1,499
Saudi Government International Bond
4.000% due 04/17/2025		3,370	3,358
United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	15,961	24,385
0.125% due 03/22/2046 (d)		956	2,000
0.125% due 08/10/2048 (d)		713	1,546
0.125% due 11/22/2056 (d)		240	593
0.125% due 11/22/2065 (d)		825	2,397
1.875% due 11/22/2022 (d)		2,013	3,143
4.250% due 12/07/2027		1,600	2,668

Total Sovereign Issues (Cost $215,182)			202,178

SHORT-TERM INSTRUMENTS 3.8%

CERTIFICATES OF DEPOSIT 0.4%
Barclays Bank PLC
1.940% due 09/04/2018		$9,400	9,395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.7%
Bank of Montreal
1.540% due 07/03/2018	CAD	1,500	$1,141
Bank of Nova Scotia
1.543% due 07/03/2018		11,400	8,670
Royal Bank of Canada
1.540% due 07/03/2018		1,000	760
Toronto Dominion Bank
1.537% due 07/03/2018		3,900	2,966
1.537% due 07/04/2018		1,100	837

			14,374

REPURCHASE AGREEMENTS (g) 0.1%
			1,976

ARGENTINA TREASURY BILLS 0.2%
25.494% due 09/14/2018 (a)(b)	ARS	12,700	406
2.988% due 07/13/2018 - 09/14/2018 (a)(b)		$4,627	4,578

			4,984

GREECE TREASURY BILLS 0.7%
1.131% due 07/13/2018 - 10/05/2018 (a)(b)	EUR	11,870	13,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 1.7%
(0.156)% due 07/30/2018 (b)(c)	JPY	3,890,000	$35,139

Total Short-Term Instruments (Cost $81,297)			79,715

Total Investments in Securities (Cost $3,140,826)			3,106,730

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio III		759,406	7,507

Total Short-Term Instruments (Cost $7,508)			7,507

Total Investments in Affiliates (Cost $7,508)			7,507

Total Investments 150.5% (Cost $3,148,334)			$3,114,237

Financial Derivative Instruments (i)(k) 0.5% (Cost or Premiums, net $(6,525))			9,382

Other Assets and Liabilities, net (51.0)%			(1,055,040)

Net Assets 100.0%			$2,068,579

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,976	U.S. Treasury Notes 1.875% due 02/28/2022	$(2,016)	$1,976	$1,976

Total Repurchase Agreements						$(2,016)	$1,976	$1,976

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.300%	06/25/2018	07/02/2018	$(1,705)	$(1,706)
	2.350	06/27/2018	07/05/2018	(3,310)	(3,311)
BPG	2.050	05/30/2018	07/05/2018	(20,593)	(20,632)
	2.110	06/01/2018	07/05/2018	(50,494)	(50,586)
	2.190	07/02/2018	07/03/2018	(37,516)	(37,516)
	3.980	04/25/2018	07/25/2018	(5,193)	(5,212)
GSC	2.120	07/02/2018	07/06/2018	(300,593)	(300,593)
MSC	2.300	06/25/2018	07/02/2018	(1,526)	(1,527)
TDM	1.900	04/11/2018	07/11/2018	(169,662)	(170,396)
	1.930	04/18/2018	07/12/2018	(151,607)	(152,216)
	1.930	05/02/2018	07/02/2018	(16,484)	(16,538)
	2.060	05/10/2018	08/10/2018	(79,510)	(79,751)
	2.080	05/21/2018	07/23/2018	(173,916)	(174,338)
UBS	1.980	05/07/2018	07/12/2018	(12,635)	(12,674)
	2.020	05/10/2018	07/17/2018	(27,223)	(27,304)
	2.030	05/29/2018	07/27/2018	(2,020)	(2,024)

Total Sale-Buyback Transactions					$(1,056,324)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.1)%
Fannie Mae, TBA	3.000%	08/01/2048	$45,300	$(43,703)	$(43,831)

Total Short Sales (2.1)%				$(43,703)	$(43,831)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$1,976	$0	$0	$1,976	$(2,016)	$(40)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,017)	(5,017)	5,016	(1)
BPG	0	0	(113,946)	(113,946)	114,167	221
BPS	0	0	0	0	(650)	(650)
GSC	0	0	(300,593)	(300,593)	300,880	287
MSC	0	0	(1,527)	(1,527)	1,522	(5)
TDM	0	0	(593,239)	(593,239)	589,357	(3,882)
UBS	0	0	(42,002)	(42,002)	41,941	(61)

Total Borrowings and Other Financing Transactions	$1,976	$0	$(1,056,324)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(976,573)	$(79,751)	$0	$(1,056,324)

Total Borrowings	$0	$(976,573)	$(79,751)	$0	$(1,056,324)

Payable for sale-buyback financing transactions					$(1,056,324)

(h)	Securities with an aggregate market value of $1,055,142 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(830,742) at a weighted average interest rate of 1.711%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(3)	Payable for sale-buyback transactions includes $(676) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2018 Futures	$104.875	08/24/2018	23	$46	$0	$0
Put - CBOT U.S. Treasury 2-Year Note September 2018 Futures	105.000	08/24/2018	3	6	0	0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	107.500	08/24/2018	7	7	0	0
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures	108.000	08/24/2018	100	100	1	1
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	106.000	09/21/2018	426	426	3	1
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	107.500	09/21/2018	60	60	1	0
Put - CBOT U.S. Treasury 10-Year Note October 2018 Futures	108.000	09/21/2018	8	8	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures	169.000	08/24/2018	127	127	1	0

					$6	$2

Total Purchased Options					$6	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	$141.000	07/27/2018	13	$13	$(12)	$(1)
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	142.000	07/27/2018	18	18	(12)	(3)
Put - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	143.000	07/27/2018	50	50	(33)	(16)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	145.000	07/27/2018	50	50	(30)	(50)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	146.000	07/27/2018	54	54	(33)	(32)
Call - CBOT U.S. Treasury 30-Year Bond August 2018 Futures	146.500	07/27/2018	51	51	(32)	(23)

					$(152)	$(125)

Total Written Options					$(152)	$(125)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	13	$	3,164	$(11)	$0	$0
90-Day Eurodollar December Futures	12/2019	13		3,154	(14)	0	0
90-Day Eurodollar June Futures	06/2019	13		3,157	(14)	0	0
90-Day Eurodollar March Futures	03/2019	13		3,160	(13)	0	0
90-Day Eurodollar September Futures	09/2018	13		3,170	(9)	0	0
90-Day Eurodollar September Futures	09/2019	13		3,155	(14)	0	0
Euro-Bund 10-Year Bond September Futures	09/2018	117	EUR	22,210	110	34	0
U.S. Treasury 2-Year Note September Futures	09/2018	26	$	5,508	6	0	(1)
U.S. Treasury 5-Year Note September Futures	09/2018	58		6,590	12	0	(2)
U.S. Treasury 10-Year Note September Futures	09/2018	495		59,493	216	0	0

					$269	$34	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note September Futures	09/2018	85	AUD	(7,004)	$(24)	$0	$(4)
Australia Government 10-Year Bond September Futures	09/2018	46		(4,404)	(53)	5	(3)
Call Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	166	EUR	(264)	(169)	0	(25)
Euro-BTP Italy Government Bond September Futures	09/2018	35		(5,181)	19	0	(60)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	312		(56,307)	(492)	0	(248)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Japan Government 10-Year Bond September Futures	09/2018	30	JPY	(40,873)	$(54)	$6	$(8)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	83	EUR	(5)	47	0	0
U.S. Treasury 10-Year Ultra September Futures	09/2018	624	$	(80,018)	(642)	0	0
U.S. Treasury 30-Year Bond September Futures	09/2018	811		(117,595)	(3,075)	0	(25)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	69		(11,010)	(238)	4	0
United Kingdom Long Gilt September Futures	09/2018	447	GBP	(72,597)	(613)	148	(2)

					$(5,294)	$163	$(375)

Total Futures Contracts					$(5,025)	$197	$(378)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.495%	EUR	720	$12	$(1)	$11	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$	25,790	$(1,649)	$102	$(1,547)	$0	$(12)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	11,800	(207)	(53)	(260)	0	(5)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		31,500	(888)	290	(598)	0	(15)

						$(2,744)	$339	$(2,405)	$0	$(32)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$7,800	$17	$751	$768	$35	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,600	4	7	11	7	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		3,877	21	(35)	(14)	18	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,250	3	(13)	(10)	6	0
Pay	1-Year BRL-CDI	11.970	Maturity	01/04/2027	BRL	23,800	5	70	75	31	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	(277)	(241)	0	(48)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		$400	(3)	7	4	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		42,900	840	23	863	3	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		91,500	115	(2,598)	(2,483)	0	(48)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,900	(537)	(45)	(582)	0	(9)
Pay(6)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		17,300	0	(207)	(207)	0	(12)
Pay(6)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		14,000	0	(176)	(176)	0	(9)
Pay(6)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		14,000	0	(172)	(172)	0	(9)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		19,600	(158)	(248)	(406)	0	(13)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		26,900	(291)	969	678	23	0
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		34,000	(141)	1,146	1,005	29	0
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		40,600	(158)	1,357	1,199	35	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		540	(28)	53	25	0	0
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		12,800	(20)	647	627	11	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		79,200	1,124	2,242	3,366	70	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		8,500	96	119	215	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,200	(62)	256	194	2	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		2,390	(15)	8	(7)	1	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		40,810	(2,805)	255	(2,550)	0	(43)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		39,600	2,185	174	2,359	33	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		786	40	(3)	37	1	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		7,800	780	563	1,343	12	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		11,000	1,314	(222)	1,092	18	0
Receive(6)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		2,180	0	8	8	4	0
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		2,950	0	21	21	6	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2048		$1,900	$51	$42	$93	$3	$0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	8,070	205	(154)	51	12	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	09/19/2048		6,990	(434)	153	(281)	0	(7)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	2,680,000	(48)	(68)	(116)	0	(9)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		340,000	(5)	(4)	(9)	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,700,000	(92)	(72)	(164)	0	(6)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		65,600	(99)	(8)	(107)	0	0
Receive	CPTFEMU	1.505	Maturity	06/26/2021	EUR	2,100	0	(2)	(2)	0	(2)
Pay	CPTFEMU	1.165	Maturity	12/15/2021		3,100	2	56	58	2	0
Receive	CPTFEMU	1.535	Maturity	06/15/2023		40,100	(3)	18	15	0	(20)
Receive	CPTFEMU	1.535	Maturity	03/15/2028		2,900	0	(20)	(20)	0	(1)
Receive	CPTFEMU	1.620	Maturity	05/15/2028		4,980	0	5	5	0	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		1,600	(2)	6	4	0	0
Receive	CPTFEMU	1.946	Maturity	03/15/2048		1,600	4	(23)	(19)	0	(2)
Pay	CPURNSA	2.070	Maturity	03/23/2019		$7,580	0	11	11	1	0
Pay	CPURNSA	1.980	Maturity	04/10/2019		11,520	0	14	14	4	0
Pay	CPURNSA	1.970	Maturity	04/27/2019		17,000	0	18	18	10	0
Pay	CPURNSA	1.925	Maturity	05/08/2019		6,160	0	10	10	3	0
Receive	CPURNSA	2.143	Maturity	04/25/2020		1,310	0	0	0	0	(1)
Pay	CPURNSA	2.168	Maturity	07/15/2020		10,900	0	55	55	1	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		10,200	0	103	103	0	(4)
Pay	CPURNSA	2.021	Maturity	11/25/2020		9,700	0	99	99	0	(4)
Pay	CPURNSA	1.550	Maturity	07/26/2021		7,200	244	14	258	0	(1)
Pay	CPURNSA	1.603	Maturity	09/12/2021		5,560	167	13	180	0	(1)
Pay	CPURNSA	2.069	Maturity	07/15/2022		3,700	0	51	51	0	0
Pay	CPURNSA	2.500	Maturity	07/15/2022		30,300	(2,696)	361	(2,335)	4	0
Pay	CPURNSA	2.210	Maturity	02/05/2023		20,900	0	119	119	0	(9)
Pay	CPURNSA	2.263	Maturity	04/27/2023		14,090	(2)	18	16	4	0
Pay	CPURNSA	2.263	Maturity	05/09/2023		3,250	0	5	5	1	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		4,970	0	(4)	(4)	0	(7)
Receive	CPURNSA	1.730	Maturity	07/26/2026		7,200	(386)	(40)	(426)	0	(1)
Receive	CPURNSA	1.800	Maturity	09/12/2026		17,300	(175)	(714)	(889)	0	(1)
Receive	CPURNSA	1.801	Maturity	09/12/2026		5,560	(257)	(28)	(285)	0	0
Receive	CPURNSA	1.805	Maturity	09/12/2026		4,900	(224)	(26)	(250)	0	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		4,600	(223)	(24)	(247)	0	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		3,680	0	(81)	(81)	1	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		3,600	0	(90)	(90)	1	0
Receive	CPURNSA	2.156	Maturity	10/17/2027		8,200	0	(199)	(199)	2	0
Receive	CPURNSA	2.335	Maturity	02/05/2028		10,610	23	(53)	(30)	6	0
Receive	CPURNSA	2.353	Maturity	05/09/2028		3,250	0	1	1	0	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		4,890	0	4	4	0	(1)
Receive	CPURNSA	2.364	Maturity	05/10/2028		4,970	0	6	6	0	(1)
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	950	0	4	4	0	0
Pay	FRCPXTOB	1.345	Maturity	06/15/2021		3,900	0	1	1	3	0
Receive	FRCPXTOB	1.350	Maturity	01/15/2023		6,100	2	(33)	(31)	0	(2)
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		2,590	0	(9)	(9)	1	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		10,690	0	(16)	(16)	3	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		1,560	0	1	1	0	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		1,890	5	17	22	0	(2)
Receive	UKRPI	3.350	Maturity	05/15/2030	GBP	6,870	97	129	226	0	(11)
Receive	UKRPI	3.400	Maturity	06/15/2030		17,400	192	510	702	0	(31)
Receive	UKRPI	3.325	Maturity	08/15/2030		27,300	(70)	469	399	0	(109)
Receive	UKRPI	3.300	Maturity	12/15/2030		400	(19)	17	(2)	0	(1)
Receive	UKRPI	3.470	Maturity	09/15/2032		16,010	0	366	366	0	(47)
Receive	UKRPI	3.358	Maturity	04/15/2035		2,700	(60)	127	67	2	0
Pay	UKRPI	3.585	Maturity	10/15/2046		4,800	(322)	(272)	(594)	9	0
Pay(6)	UKRPI	3.428	Maturity	03/15/2047		9,740	609	(610)	(1)	13	0

							$(1,154)	$4,953	$3,799	$438	$(473)

Total Swap Agreements							$(3,886)	$5,291	$1,405	$438	$(506)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$197	$438	$637	$(125)	$(378)	$(506)	$(1,009)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(j)

Securities with an aggregate market value of $13,351 and cash of $6,185 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	ARS	28,710		$990	$0	$(2)
	07/2018		$1,106	ARS	28,710	0	(113)
	07/2018		22,463	AUD	30,429	56	0
	07/2018		2,883	EUR	2,463	0	(6)
	08/2018	AUD	30,429		$22,465	0	(57)
	08/2018	CAD	5,990		4,638	79	0
BPS	07/2018	ARS	81,109		2,955	151	0
	07/2018	BRL	75,270		21,016	1,596	0
	07/2018		$5,813	ARS	164,757	7	(152)
	07/2018		20,606	BRL	75,270	0	(1,185)
	07/2018		11,293	JPY	1,226,486	0	(215)
	08/2018	ARS	119,600		$4,442	529	0
	08/2018	CHF	124		125	0	0
	10/2018	BRL	24,160		7,006	829	0
	01/2019		76,561		20,652	1,234	0
BRC	09/2018	KRW	2,505,798		2,262	7	0
CBK	07/2018	BRL	20,564		5,333	27	0
	07/2018	CAD	23,593		18,157	210	0
	07/2018	GBP	32,966		43,676	169	0
	07/2018	RUB	395,280		6,251	0	(39)
	07/2018		$5,492	BRL	20,564	0	(186)
	08/2018		106	MXN	2,214	5	0
	01/2019	BRL	21,238		$5,586	199	0
DUB	07/2018	ARS	52,399		1,807	0	(4)
	07/2018	BRL	85,100		24,596	2,639	0
	07/2018		$1,914	ARS	52,399	0	(102)
	07/2018		22,071	BRL	85,100	0	(114)
FBF	07/2018	EUR	270		$335	19	0
	07/2018		$5,179	COP	14,906,815	0	(96)
GLM	07/2018	AUD	30,429		$22,875	356	0
	07/2018	CAD	7,500		5,793	88	0
	07/2018	GBP	1,064		1,419	15	0
	07/2018		$1,333	GBP	990	0	(26)
	09/2018	INR	377,920		$5,485	24	0
HUS	07/2018	BRL	75,400		21,524	2,070	0
	07/2018	EUR	616		719	0	0
	07/2018		$19,555	BRL	75,400	0	(101)
	07/2018		9,164	CAD	12,193	111	0
	07/2018		6,271	RUB	395,280	18	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2018	CAD	12,193		$9,169	$0	$(110)
	08/2018	EUR	8,320		10,309	551	0
	08/2018	RUB	395,280		6,242	0	(18)
	08/2018		$6,393	RUB	399,593	0	(66)
	09/2018	CNH	66,778		$10,494	456	0
	09/2018		$5,630	INR	388,153	0	(21)
	10/2018	EUR	450		$558	29	0
JPM	07/2018	BRL	86,793		22,510	116	0
	07/2018	EUR	7,463		8,879	167	(4)
	07/2018	JPY	2,670,000		24,568	408	0
	07/2018	NZD	24,883		17,204	351	0
	07/2018		$23,708	BRL	86,793	0	(1,314)
	01/2019	BRL	89,466		$24,092	1,401	0
MSB	07/2018	JPY	1,220,000		11,227	188	0
	09/2018	ARS	8,320		377	107	0
NGF	09/2018	KRW	2,083,490		1,881	6	0
	09/2018	SGD	5,618		4,143	13	0
	09/2018	TWD	125,305		4,143	11	0
RYL	10/2018	EUR	1,340		1,672	96	0
SCX	07/2018	BRL	35,473		9,200	47	0
	07/2018	EUR	41,359		47,912	0	(387)
	07/2018		$9,669	BRL	35,473	0	(516)
	07/2018		16,971	NZD	24,883	0	(118)
	08/2018	NZD	24,883		$16,972	119	0
	09/2018	KRW	4,625,358		4,303	140	0
	10/2018	BRL	34,600		10,013	1,167	0
	01/2019		36,118		9,702	541	0
SOG	08/2018		$216	ARS	4,478	0	(69)
SSB	07/2018		52,949	EUR	45,485	168	0
	08/2018	EUR	45,485		$53,067	0	(166)
	09/2018		$162	MYR	650	0	(2)
TOR	07/2018	JPY	1,226,486		$11,163	85	0
	08/2018		$11,186	JPY	1,226,486	0	(86)
UAG	07/2018		43,687	GBP	33,040	0	(83)
	08/2018	GBP	33,040		$43,749	85	0
	08/2018	MXN	26,002		1,329	31	0
	09/2018		$3,074	IDR	43,788,900	0	(50)

Total Forward Foreign Currency Contracts						$16,721	$(5,408)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720%	07/16/2018	$	500	$6	$11
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		32,200	373	581

								$379	$592

Total Purchased Options								$379	$592

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018		$5,500	$(5)	$(2)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		10,900	(14)	(12)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	08/15/2018	EUR	16,700	(32)	(23)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		$3,000	(5)	0
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018		3,600	(4)	(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018		4,700	(7)	(5)
CKL	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	09/19/2018	EUR	33,300	(68)	(83)
DUB	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		$3,100	(5)	(1)

							$ (140)	$(127)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC USD versus MXN	MXN	21.100	08/22/2018	$7,471	$(84)	$(55)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	33,400	$(298)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		4,400	(57)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	8,600	(391)	(50)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	34,300	(250)	(2)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		2,900	(20)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		33,100	(374)	(30)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		14,800	(273)	(23)

							$(1,663)	$(105)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.250%	12/04/2018	$ 19,900	$ (112)	$(73)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(1)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	$164,800	$(128)	$(238)

Total Written Options						$(2,127)	$(598)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	2.295%	$400	$(25)	$6	$0	$(19)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	800	(69)	50	0	(19)
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.880	1,100	(95)	68	0	(27)
	Italy Government International Bond	1.000	Quarterly	03/20/2019	0.621	7,700	(133)	156	23	0
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.707	300	3	1	4	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.295	2,000	(130)	37	0	(93)

							$(449)	$318	$27	$(158)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$ 4,300	$(224)	$238	$14	$0
GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	1,400	(73)	77	4	0

						$(297)	$315	$18	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	CPURNSA	1.570%	Maturity	11/23/2020	$		1,500	$0	$40	$40	$0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		ILS	14,310	0	5	5	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			3,080	0	(6)	0	(6)
DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020			13,800	0	1	1	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028			2,950	0	5	5	0
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020			27,210	0	0	0	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			16,700	0	5	5	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			11,170	1	3	4	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			5,730	0	9	9	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			3,500	0	(5)	0	(5)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			2,390	0	(2)	0	(2)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			8,850	0	3	3	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			1,890	0	(1)	0	(1)
MYC	Receive	CPURNSA	2.058	Maturity	05/12/2025	$		5,100	0	(80)	0	(80)
	Receive	CPURNSA	1.788	Maturity	07/18/2026			5,200	0	(281)	0	(281)
	Receive	CPURNSA	1.810	Maturity	07/19/2026			12,000	0	(622)	0	(622)
	Receive	CPURNSA	1.800	Maturity	07/20/2026			7,600	0	(401)	0	(401)
	Receive	CPURNSA	1.805	Maturity	09/20/2026			2,200	0	(114)	0	(114)

									$1	$(1,441)	$72	$(1,512)

Total Swap Agreements									$(745)	$(808)	$117	$(1,670)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$135	$0	$40	$175	$(178)	$0	$(19)	$(197)	$(22)	$0	$(22)
BPS	4,346	0	0	4,346	(1,552)	(37)	0	(1,589)	2,757	(2,310)	447
BRC	7	0	5	12	0	0	(6)	(6)	6	0	6
CBK	610	0	0	610	(225)	(134)	(19)	(378)	232	(450)	(218)
CKL	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)
DUB	2,639	0	43	2,682	(220)	(1)	(27)	(248)	2,434	(3,380)	(946)
FBF	19	0	0	19	(96)	0	0	(96)	(77)	0	(77)
GLM	483	0	18	501	(26)	(50)	(7)	(83)	418	(1,310)	(892)
GST	0	0	4	4	0	0	0	0	4	0	4
HUS	3,235	0	7	3,242	(316)	0	(94)	(410)	2,832	(2,900)	(68)
JPM	2,443	0	0	2,443	(1,318)	(55)	0	(1,373)	1,070	(840)	230
MSB	295	0	0	295	0	0	0	0	295	(220)	75
MYC	0	592	0	592	0	(238)	(1,498)	(1,736)	(1,144)	769	(375)
NGF	30	0	0	30	0	0	0	0	30	0	30
RYL	96	0	0	96	0	0	0	0	96	(20)	76
SCX	2,014	0	0	2,014	(1,021)	0	0	(1,021)	993	(1,191)	(198)
SOG	0	0	0	0	(69)	0	0	(69)	(69)	0	(69)
SSB	168	0	0	168	(168)	0	0	(168)	0	0	0
TOR	85	0	0	85	(86)	0	0	(86)	(1)	0	(1)
UAG	116	0	0	116	(133)	0	0	(133)	(17)	0	(17)

Total Over the Counter	$16,721	$592	$117	$17,430	$(5,408)	$(598)	$(1,670)	$(7,676)

(l)

Securities with an aggregate market value of $999 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	197	197
Swap Agreements	0	0	0	0	438	438

	$0	$0	$0	$0	$637	$637

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,721	$0	$16,721
Purchased Options	0	0	0	0	592	592
Swap Agreements	0	45	0	0	72	117

	$0	$45	$0	$16,721	$664	$17,430

	$0	$45	$0	$16,721	$1,301	$18,067

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$125	$125
Futures	0	0	0	0	378	378
Swap Agreements	0	33	0	0	473	506

	$0	$33	$0	$0	$976	$1,009

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,408	$0	$5,408
Written Options	0	127	0	55	416	598
Swap Agreements	0	158	0	0	1,512	1,670

	$0	$285	$0	$5,463	$1,928	$7,676

	$0	$318	$0	$5,463	$2,904	$8,685

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$140	$140
Written Options	0	0	0	0	980	980
Futures	0	0	0	0	4,546	4,546
Swap Agreements	0	(928)	0	0	7,606	6,678

	$0	$(928)	$0	$0	$13,272	$12,344

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,624)	$0	$(2,624)
Purchased Options	0	0	0	31	(891)	(860)
Written Options	0	182	0	54	697	933
Swap Agreements	0	78	0	0	192	270

	$0	$260	$0	$(2,539)	$(2)	$(2,281)

	$0	$(668)	$0	$(2,539)	$13,270	$10,063

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(43)	$(43)
Written Options	0	0	0	0	(106)	(106)
Futures	0	0	0	0	(5,081)	(5,081)
Swap Agreements	0	855	0	0	1,976	2,831

	$0	$855	$0	$0	$(3,254)	$(2,399)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,647	$0	$20,647
Purchased Options	0	0	0	0	1,203	1,203
Written Options	0	13	0	29	(314)	(272)
Swap Agreements	0	(163)	0	0	(308)	(471)

	$0	$(150)	$0	$20,676	$581	$21,107

	$0	$705	$0	$20,676	$(2,673)	$18,708

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$84	$200	$284
Corporate Bonds & Notes
Banking & Finance	0	93,156	0	93,156
Industrials	0	48,325	0	48,325
Utilities	0	42,333	0	42,333
Municipal Bonds & Notes
South Carolina	0	446	0	446
West Virginia	0	645	0	645
U.S. Government Agencies	0	366,219	0	366,219
U.S. Treasury Obligations	0	2,087,954	0	2,087,954
Non-Agency Mortgage-Backed Securities	0	40,813	0	40,813
Asset-Backed Securities	0	144,662	0	144,662
Sovereign Issues	0	202,177	0	202,177
Short-Term Instruments
Certificates of Deposit	0	9,395	0	9,395
Commercial Paper	0	14,374	0	14,374
Repurchase Agreements	0	1,976	0	1,976
Argentina Treasury Bills	0	4,985	0	4,985
Greece Treasury Bills	0	13,847	0	13,847
Japan Treasury Bills	0	35,139	0	35,139

	$0	$3,106,530	$200	$3,106,730

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,507	$0	$0	$7,507

Total Investments	$7,507	$3,106,530	$200	$3,114,237

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(43,831)	$0	$(43,831)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	197	440	0	637
Over the counter	0	17,430	0	17,430

	$197	$17,870	$0	$18,067

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(378)	(631)	0	(1,009)
Over the counter	0	(7,676)	0	(7,676)

	$(378)	$(8,307)	$0	$(8,685)

Total Financial Derivative Instruments	$(181)	$9,563	$0	$9,382

Totals	$7,326	$3,072,262	$200	$3,079,788

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

SEMIANNUAL REPORT	JUNE 30, 2018	29

Notes to Financial Statements (Cont.)

(“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

SEMIANNUAL REPORT	JUNE 30, 2018	31

Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,701	$676,784	$(682,000)	$25	$(3)	$7,507	$84	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio

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Notes to Financial Statements (Cont.)

to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in

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Notes to Financial Statements (Cont.)

interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the

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underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap

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Notes to Financial Statements (Cont.)

agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

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the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and

SEMIANNUAL REPORT	JUNE 30, 2018	39

Notes to Financial Statements (Cont.)

on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

SEMIANNUAL REPORT	JUNE 30, 2018	41

Notes to Financial Statements (Cont.)

collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and

Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$13,946	$685

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	JUNE 30, 2018	43

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,039,242	$3,034,824	$175,791	$236,839

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,378	$16,808	4,030	$49,842
Administrative Class	5,830	71,309	15,340	189,659
Advisor Class	965	11,815	2,666	32,971
Issued as reinvestment of distributions
Institutional Class	233	2,846	339	4,186
Administrative Class	1,753	21,392	2,948	36,462
Advisor Class	613	7,481	951	11,759
Cost of shares redeemed
Institutional Class	(1,277)	(15,599)	(2,296)	(28,393)
Administrative Class	(13,257)	(161,896)	(45,203)	(558,082)
Advisor Class	(2,029)	(24,767)	(2,958)	(36,613)
Net increase (decrease) resulting from Portfolio share transactions	(5,791)	$(70,611)	(24,183)	$(298,209)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 45% of the Portfolio. One of the shareholders is a related party and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Real Return Portfolio	$77,438	$62,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$3,113,934	$54,904	$(92,421)	$(37,517)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CKL	Citibank N.A. London	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
CMBX	Commercial Mortgage-Backed Index	ISDA	International Swaps and Derivatives Association, Inc.	US0006M	6 Month USD Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	LIBOR01M	1 Month USD-LIBOR	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BBR	Bank Bill Rate	DAC	Designated Activity Company	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 06/30/2018†§

Corporate Bonds & Notes	64.5%
Asset-Backed Securities	14.6%
Short-Term Instruments‡	11.6%
Non-Agency Mortgage-Backed Securities	4.1%
Sovereign Issues	3.0%
U.S. Government Agencies	1.0%
Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	1.06%	2.13%	1.79%	2.14%	2.87%
PIMCO Short-Term Portfolio Administrative Class	0.98%	1.98%	1.64%	1.98%	2.80%
PIMCO Short-Term Portfolio Advisor Class	0.93%	1.88%	1.54%	—	1.51%
FTSE 3-Month Treasury Bill Index± ª	0.79%	1.33%	0.39%	0.31%	1.69%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ª As of November 2017, Citi’s fixed income indices are being rebranded in connection with the London Stock Exchange Group’s acquisition of the Citi fixed income index business. On or before July 31, 2018, “Citi” will be replaced in the indices’ names with “FTSE”. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.60% for Institutional Class shares, 0.75% for Administrative Class shares, and 0.85% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long exposure to the British pound detracted from performance, as the British pound depreciated against the U.S. dollar.

»	Overweight exposure to the front-end of the U.S. yield curve detracted from performance, as front-end interest rates rose.

»	Holdings of investment-grade corporate credit contributed to performance, as security selection benefited performance.

»	Short exposure to the euro contributed to performance, as the euro depreciated against the U.S. dollar.

»	Exposure to Canadian duration benefited performance, due to positive carry.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,010.60	$2.44	$1,000.00	$1,022.36	$2.46	0.49%
Administrative Class	1,000.00	1,009.80	3.19	1,000.00	1,021.62	3.21	0.64
Advisory Class	1,000.00	1,009.30	3.69	1,000.00	1,021.12	3.71	0.74

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total(b)
Institutional Class
01/01/2018 - 06/30/2018+	$10.37	$0.12	$(0.01)	$0.11	$(0.11)	$0.00	$0.00	$(0.11)
12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	0.00	(0.19)
12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	0.00	(0.23)
12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	0.00	(0.12)
12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	0.00	(0.10)
12/31/2013	10.29	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)
Administrative Class
01/01/2018 - 06/30/2018+	10.37	0.11	(0.01)	0.10	(0.10)	0.00	0.00	(0.10)
12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	0.00	(0.18)
12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	0.00	(0.21)
12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	0.00	(0.11)
12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	0.00	(0.08)
12/31/2013	10.29	0.08	(0.02)	0.06	(0.08)	0.00	0.00	(0.08)
Advisor Class
01/01/2018 - 06/30/2018+	10.37	0.10	0.00	0.10	(0.10)	0.00	0.00	(0.10)
12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	0.00	(0.17)
12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	0.00	(0.20)
12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	0.00	(0.10)
12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	0.00	(0.07)
12/31/2013	10.29	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.37	1.06%	$7,174	0.49	%*	0.49	%*	0.45	%*	0.45	%*	2.28	%*	60%
10.37	2.55	6,492	0.60		0.60		0.45		0.45		2.04		161
10.30	2.52	6,534	0.48		0.48		0.45		0.45		1.66		862
10.27	1.26	5,872	0.47		0.47		0.45		0.45		1.04		756
10.26	0.86	6,217	0.46		0.46		0.45		0.45		0.76		328
10.27	0.72	7,865	0.46		0.46		0.45		0.45		0.96		134

10.37	0.98	184,635	0.64	*	0.64	*	0.60	*	0.60	*	2.13	*	60
10.37	2.40	140,075	0.75		0.75		0.60		0.60		1.88		161
10.30	2.37	136,266	0.63		0.63		0.60		0.60		1.50		862
10.27	1.11	139,039	0.62		0.62		0.60		0.60		0.91		756
10.26	0.71	108,802	0.61		0.61		0.60		0.60		0.61		328
10.27	0.57	72,378	0.61		0.61		0.60		0.60		0.79		134

10.37	0.93	164,103	0.74	*	0.74	*	0.70	*	0.70	*	2.02	*	60
10.37	2.30	153,735	0.85		0.85		0.70		0.70		1.79		161
10.30	2.27	135,645	0.73		0.73		0.70		0.70		1.40		862
10.27	1.01	125,889	0.72		0.72		0.70		0.70		0.80		756
10.26	0.61	111,808	0.71		0.71		0.70		0.70		0.51		328
10.27	0.47	98,373	0.71		0.71		0.70		0.70		0.69		134

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities*	$367,272
Investments in Affiliates	7,475
Financial Derivative Instruments
Exchange-traded or centrally cleared	150
Over the counter	396
Cash	1
Deposits with counterparty	1,862
Foreign currency, at value	631
Receivable for investments sold	1,273
Receivable for Portfolio shares sold	648
Interest and/or dividends receivable	2,332
Dividends receivable from Affiliates	18
Total Assets	382,058

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$93
Payable for short sales	19,506
Financial Derivative Instruments
Exchange-traded or centrally cleared	85
Over the counter	263
Payable for investments purchased	4,486
Payable for investments in Affiliates purchased	18
Deposits from counterparty	1,209
Payable for Portfolio shares redeemed	283
Accrued investment advisory fees	75
Accrued supervisory and administrative fees	60
Accrued distribution fees	35
Accrued servicing fees	23
Other liabilities	10
Total Liabilities	26,146

Net Assets	$355,912

Net Assets Consist of:
Paid in capital	$352,588
Undistributed (overdistributed) net investment income	2,486
Accumulated undistributed net realized gain (loss)	1,403
Net unrealized appreciation (depreciation)	(565)

Net Assets	$355,912

Net Assets:
Institutional Class	$7,174
Administrative Class	184,635
Advisor Class	164,103

Shares Issued and Outstanding:
Institutional Class	692
Administrative Class	17,798
Advisor Class	15,819

Net Asset Value Per Share Outstanding:
Institutional Class	$10.37
Administrative Class	10.37
Advisor Class	10.37

Cost of investments in securities	$367,407
Cost of investments in Affiliates	$7,475
Cost of foreign currency held	$643
Proceeds received on short sales	$19,437
Cost or premiums of financial derivative instruments, net	$(768)

* Includes repurchase agreements of:	$20,570

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$4,522
Dividends from Investments in Affiliates	63
Total Income	4,585

Expenses:
Investment advisory fees	414
Supervisory and administrative fees	331
Servicing fees - Administrative Class	124
Distribution and/or servicing fees - Advisor Class	199
Trustee fees	4
Interest expense	66
Total Expenses	1,138

Net Investment Income (Loss)	3,447

Net Realized Gain (Loss):
Investments in securities	146
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	1,688
Over the counter financial derivative instruments	(690)
Short sales	(26)
Foreign currency	(31)

Net Realized Gain (Loss)	1,088

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,203)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(704)
Over the counter financial derivative instruments	515
Short sales	42
Foreign currency assets and liabilities	(4)

Net Change in Unrealized Appreciation (Depreciation)	(1,355)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,180

* Foreign tax withholdings	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,447	$5,241
Net realized gain (loss)	1,088	1,464
Net change in unrealized appreciation (depreciation)	(1,355)	(53)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,180	6,652

Distributions to Shareholders:
From net investment income
Institutional Class	(74)	(129)
Administrative Class	(1,645)	(2,307)
Advisor Class	(1,498)	(2,297)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	0
Advisor Class	0	0

Total Distributions(a)	(3,217)	(4,733)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	55,647	19,938

Total Increase (Decrease) in Net Assets	55,610	21,857

Net Assets:
Beginning of period	300,302	278,445
End of period*	$355,912	$300,302

* Including undistributed (overdistributed) net investment income of:	$2,486	$2,256

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
AWAS Aviation Capital Ltd.
TBD% - 4.587% due 05/31/2019 «	$641	$641
Cheniere Energy Partners LP
4.344% due 02/25/2020 «	300	299
Las Vegas Sands LLC
3.844% due 03/27/2025	391	389

Total Loan Participations and Assignments (Cost $1,333)		1,329

CORPORATE BONDS & NOTES 67.9%

BANKING & FINANCE 36.8%
ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	400	394
2.750% due 09/16/2019	400	398
AerCap Ireland Capital DAC
3.750% due 05/15/2019	800	805
4.625% due 10/30/2020	200	204
AIG Global Funding
2.817% (US0003M + 0.480%) due 07/02/2020 ~	500	500
Air Lease Corp.
2.125% due 01/15/2020	300	295
2.750% due 01/15/2023	700	667
3.375% due 01/15/2019	600	601
Allstate Corp.
2.764% (US0003M + 0.430%) due 03/29/2021 ~	200	200
Ally Financial, Inc.
3.500% due 01/27/2019	300	300
4.125% due 03/30/2020	800	803
8.000% due 12/31/2018	400	408
American Express Co.
2.846% (US0003M + 0.525%) due 05/17/2021 ~	1,000	1,003
American Tower Corp.
3.400% due 02/15/2019	500	501
Aozora Bank Ltd.
2.750% due 03/09/2020	700	692
Athene Global Funding
2.875% due 10/23/2018	200	200
3.566% (US0003M + 1.230%) due 07/01/2022 ~	2,800	2,859
AvalonBay Communities, Inc.
2.778% (US0003M + 0.430%) due 01/15/2021 ~	300	300
Axis Bank Ltd.
3.250% due 05/21/2020	200	197
Bangkok Bank PCL
4.800% due 10/18/2020	400	411
Bank of America Corp.
5.989% (US0003M + 3.630%) due 07/30/2018 ~(c)	1,056	1,062
Barclays PLC
2.750% due 11/08/2019	2,300	2,284
3.710% (US0003M + 1.380%) due 05/16/2024 ~	300	298
8.250% due 12/15/2018 •(c)(d)	525	534
BOC Aviation Ltd.
2.375% due 09/15/2021	700	670
2.750% due 09/18/2022	900	857
3.000% due 03/30/2020	200	199
3.413% (US0003M + 1.050%) due 05/02/2021 ~	1,700	1,713
Cantor Fitzgerald LP
7.875% due 10/15/2019	400	418
Caterpillar Financial Services Corp.
2.840% (US0003M + 0.510%) due 05/15/2023 ~	400	399
CIT Group, Inc.
3.875% due 02/19/2019	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citibank N.A.
2.595% (US0003M + 0.260%) due 09/18/2019 ~	$1,000	$1,000
Citigroup, Inc.
3.352% (US0003M + 1.023%) due 06/01/2024 ~	200	200
3.714% (US0003M + 1.380%) due 03/30/2021 ~	1,600	1,636
CNP Assurances
7.500% due 10/18/2018 •(c)	500	504
Cooperatieve Rabobank UA
2.817% (US0003M + 0.480%) due 01/10/2023 ~	500	500
Credit Agricole S.A.
8.125% due 09/19/2033 •(d)	1,700	1,718
Credit Suisse Group Funding Guernsey Ltd.
4.645% (US0003M + 2.290%) due 04/16/2021 ~	2,000	2,091
Danske Bank A/S
3.386% (US0003M + 1.060%) due 09/12/2023 ~	400	401
DBS Group Holdings Ltd.
2.811% (US0003M + 0.490%) due 06/08/2020 ~	500	501
Dexia Credit Local S.A.
2.250% due 02/18/2020	1,000	990
2.500% due 01/25/2021	500	494
Discover Bank
2.600% due 11/13/2018	300	300
Eksportfinans ASA
3.153% (US0003M + 0.800%) due 11/10/2020 ~	1,000	1,001
Emirates NBD PJSC
3.912% (US0003M + 1.550%) due 01/26/2020 ~	300	304
Erste Abwicklungsanstalt
2.537% (US0003M + 0.210%) due 03/09/2020 ~	800	803
Ford Motor Credit Co. LLC
2.021% due 05/03/2019	2,500	2,480
2.597% due 11/04/2019	500	496
3.185% due 08/12/2019 •	500	502
General Motors Financial Co., Inc.
2.350% due 10/04/2019	800	793
2.400% due 05/09/2019	500	498
3.100% due 01/15/2019	400	400
3.187% (US0003M + 0.850%) due 04/09/2021 ~	300	302
3.908% (US0003M + 1.560%) due 01/15/2020 ~	1,169	1,187
Goldman Sachs Group, Inc.
3.513% (US0003M + 1.170%) due 11/15/2021 ~	1,300	1,316
Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	500	538
Harley-Davidson Financial Services, Inc.
2.831% (US0003M + 0.500%) due 05/21/2020 ~	300	301
HSBC Holdings PLC
3.326% (US0003M + 1.000%) due 05/18/2024 ~	1,500	1,497
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	2,000	2,071
ICICI Bank Ltd.
3.125% due 08/12/2020	300	295
4.800% due 05/22/2019	1,700	1,723
Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019	750	753
ING Bank NV
4.125% due 11/21/2023 •	700	702
International Lease Finance Corp.
5.875% due 04/01/2019	900	919
6.250% due 05/15/2019	500	513
7.125% due 09/01/2018	500	503
8.250% due 12/15/2020	1,100	1,214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
3.875% due 01/15/2019		$700	$700
Itau CorpBanca
2.570% due 01/11/2019		700	700
JPMorgan Chase & Co.
2.945% (US0003M + 0.610%) due 06/18/2022 ~		1,400	1,400
5.829% (US0003M + 3.470%) due 07/30/2018 ~(c)		2,200	2,224
Kasikornbank PCL
3.500% due 10/25/2019		500	501
LeasePlan Corp. NV
2.875% due 01/22/2019		1,300	1,298
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	500	605
Lloyds Bank PLC
2.853% (US0003M + 0.490%) due 05/07/2021 ~		$1,000	1,002
Lloyds Banking Group PLC
2.907% due 11/07/2023 •		500	477
3.000% due 10/11/2018 (e)		800	799
3.000% due 02/04/2019 (e)		700	697
3.130% (US0003M + 0.800%) due 06/21/2021 ~		400	400
3.536% due 09/04/2019 (e)		400	400
3.536% due 09/02/2020 (e)		400	400
3.536% due 09/02/2021 (e)		400	400
7.000% due 06/27/2019 •(c)(d)	GBP	250	337
Macquarie Group Ltd.
3.687% (US0003M + 1.350%) due 03/27/2024 ~		$800	814
7.625% due 08/13/2019		2,700	2,827
Mitsubishi UFJ Financial Group, Inc.
3.150% (US0003M + 0.790%) due 07/25/2022 ~		2,700	2,713
3.393% (US0003M + 1.060%) due 09/13/2021 ~		375	381
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		500	480
2.500% due 03/09/2020		500	494
3.137% (US0003M + 0.775%) due 07/23/2019 ~		900	903
Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019		1,000	992
Mizuho Bank Ltd.
2.650% due 09/25/2019		1,000	995
Mizuho Financial Group, Inc.
3.207% (US0003M + 0.880%) due 09/11/2022 ~		1,750	1,760
3.819% (US0003M + 1.480%) due 04/12/2021 ~		1,400	1,434
Morgan Stanley
2.903% (US0003M + 0.550%) due 02/10/2021 ~		2,300	2,305
4.750% due 11/16/2018	AUD	227	169
MUFG Bank Ltd
2.350% due 09/08/2019		$550	546
Nasdaq, Inc.
2.722% (US0003M + 0.390%) due 03/22/2019 ~		1,500	1,502
Navient Corp.
4.875% due 06/17/2019		500	503
5.500% due 01/15/2019		1,200	1,211
6.625% due 07/26/2021		300	309
8.000% due 03/25/2020		800	846
Nissan Motor Acceptance Corp.
2.992% (US0003M + 0.650%) due 07/13/2022 ~		500	501
3.026% due 09/28/2022 ~		1,100	1,102
3.232% (US0003M + 0.890%) due 01/13/2022 ~		1,800	1,824
Nomura Holdings, Inc.
2.750% due 03/19/2019		800	800
NTT Finance Corp.
2.864% (US0003M + 0.530%) due 06/29/2020 ~		400	402

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OMX Timber Finance Investments LLC
5.420% due 01/29/2020	$1,010	$1,037
ORIX Corp.
2.650% due 04/13/2021	2,500	2,439
2.900% due 07/18/2022	400	389
Piper Jaffray Cos.
5.060% due 10/09/2018	400	402
Protective Life Global Funding
2.856% (US0003M + 0.520%) due 06/28/2021 ~	500	500
Qatari Diar Finance Co.
5.000% due 07/21/2020	1,300	1,336
QNB Finance Ltd.
2.750% due 10/31/2018	1,500	1,500
3.713% (US0003M + 1.350%) due 02/07/2020 ~	1,000	1,007
Royal Bank of Scotland Group PLC
3.813% (US0003M + 1.470%) due 05/15/2023 ~	2,900	2,916
6.400% due 10/21/2019	1,050	1,090
Santander UK Group Holdings PLC
2.875% due 10/16/2020	250	247
3.373% due 01/05/2024 •	500	481
Santander UK PLC
2.350% due 09/10/2019	1,500	1,489
Siam Commercial Bank PCL
3.500% due 04/07/2019	500	501
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	500	485
3.000% due 07/15/2022	2,000	1,930
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 •(c)	500	503
Societe Generale S.A.
8.250% due 11/29/2018 •(c)(d)	600	608
Springleaf Finance Corp.
5.250% due 12/15/2019	100	101
Standard Chartered PLC
2.100% due 08/19/2019	3,400	3,355
Starwood Property Trust, Inc.
3.625% due 02/01/2021	300	294
State Bank of India
3.275% (US0003M + 0.950%) due 04/06/2020 ~	1,400	1,405
3.622% due 04/17/2019	600	601
Sumitomo Mitsui Banking Corp.
2.092% due 10/18/2019	500	494
Sumitomo Mitsui Financial Group, Inc.
3.119% (US0003M + 0.780%) due 07/12/2022 ~	500	502
Sumitomo Mitsui Trust Bank Ltd.
2.050% due 10/18/2019	900	888
2.824% (US0003M + 0.510%) due 03/06/2019 ~	2,500	2,504
Svenska Handelsbanken AB
2.800% (US0003M + 0.470%) due 05/24/2021 ~	400	400
Synchrony Financial
2.600% due 01/15/2019	2,000	1,996
3.000% due 08/15/2019	1,000	998
3.584% (US0003M + 1.230%) due 02/03/2020 ~	400	404
Toyota Motor Credit Corp.
2.721% due 05/17/2022 •	1,500	1,505
UBS Group Funding Switzerland AG
3.775% (US0003M + 1.440%) due 09/24/2020 ~	750	766
4.128% due 04/14/2021 •	1,550	1,601
Unibail-Rodamco SE
3.118% (US0003M + 0.770%) due 04/16/2019 ~	1,500	1,506
VEREIT Operating Partnership LP
3.000% due 02/06/2019	2,500	2,499
WEA Finance LLC
2.700% due 09/17/2019	250	249

		130,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 24.8%
Alimentation Couche-Tard, Inc.
2.833% (US0003M + 0.500%) due 12/13/2019 ~		$300	$300
Allergan Funding SCS
2.450% due 06/15/2019		500	498
Altice France S.A.
5.375% due 05/15/2022	EUR	100	120
Anheuser-Busch InBev Worldwide, Inc.
3.052% (US0003M + 0.740%) due 01/12/2024 ~		$200	202
Anthem, Inc.
2.250% due 08/15/2019		500	496
Arrow Electronics, Inc.
3.500% due 04/01/2022		200	197
Baidu, Inc.
3.250% due 08/06/2018		200	200
BAT Capital Corp.
2.945% due 08/14/2020 •		300	301
3.223% (US0003M + 0.880%) due 08/15/2022 ~		2,900	2,922
Bayer U.S. Finance LLC
2.375% due 10/08/2019		500	496
2.965% (US0003M + 0.630%) due 06/25/2021 ~		400	401
3.345% (US0003M + 1.010%) due 12/15/2023 ~		1,000	1,001
Becton Dickinson and Co.
2.133% due 06/06/2019		1,000	991
Cardinal Health, Inc.
3.111% (US0003M + 0.770%) due 06/15/2022 ~		1,400	1,399
Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019		1,000	987
2.170% due 08/05/2019		600	595
2.369% due 09/10/2018		250	250
2.381% due 09/17/2020		800	785
2.903% (US0003M + 0.540%) due 08/04/2020 ~		1,000	1,003
2.923% (US0003M + 0.560%) due 11/02/2021 ~		2,000	2,000
3.131% due 03/03/2022 •		2,500	2,517
3.300% (US0003M + 0.970%) due 02/16/2021 ~		1,000	1,012
Charter Communications Operating LLC
4.043% (US0003M + 1.650%) due 02/01/2024 ~(a)		1,000	1,003
China Uranium Development Co. Ltd.
3.500% due 10/08/2018		500	501
CNPC General Capital Ltd.
2.750% due 05/14/2019		700	697
Continental Airlines Pass-Through Trust
5.500% due 04/29/2022		143	146
6.545% due 08/02/2020 «		76	77
D.R. Horton, Inc.
3.750% due 03/01/2019		400	401
DAE Funding LLC
4.000% due 08/01/2020		300	297
Daimler Finance North America LLC
2.979% (US0003M + 0.620%) due 10/30/2019 ~		4,000	4,020
Dell International LLC
3.480% due 06/01/2019		2,800	2,808
4.420% due 06/15/2021		200	203
Delta Air Lines, Inc.
2.875% due 03/13/2020		400	398
3.625% due 03/15/2022		250	247
Deutsche Telekom International Finance BV
1.500% due 09/19/2019		800	785
Discovery Communications LLC
3.035% (US0003M + 0.710%) due 09/20/2019 ~		300	301
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~		400	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dow Chemical Co.
8.550% due 05/15/2019	$2,000	$2,097
DXC Technology Co.
3.250% (US0003M + 0.950%) due 03/01/2021 ~	400	400
Ecopetrol S.A.
7.625% due 07/23/2019	1,040	1,088
EMC Corp.
2.650% due 06/01/2020	700	680
Enbridge, Inc.
2.737% (US0003M + 0.400%) due 01/10/2020 ~	1,700	1,700
Energy Transfer Partners LP
9.000% due 04/15/2019	400	418
9.700% due 03/15/2019	500	523
Enterprise Products Operating LLC
6.500% due 01/31/2019	2,800	2,859
EQT Corp.
8.125% due 06/01/2019	1,300	1,359
ERAC USA Finance LLC
2.800% due 11/01/2018	1,000	1,000
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	800	820
GATX Corp.
3.083% (US0003M + 0.720%) due 11/05/2021 ~	1,000	1,005
General Dynamics Corp.
2.736% (US0003M + 0.380%) due 05/11/2021 ~	1,600	1,606
General Electric Co.
5.000% due 01/21/2021 •(c)	2,500	2,469
General Mills, Inc.
2.893% (US0003M + 0.540%) due 04/16/2021 ~	400	401
3.363% (US0003M + 1.010%) due 10/17/2023 ~	200	202
General Motors Co.
3.163% (US0003M + 0.800%) due 08/07/2020 ~	400	401
Georgia-Pacific LLC
2.539% due 11/15/2019	600	596
Harris Corp.
2.839% (US0003M + 0.480%) due 04/30/2020 ~	1,000	1,001
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018	832	833
4.251% (US0003M + 1.930%) due 10/05/2018 ~	750	753
Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	300	311
Hyundai Capital America
1.750% due 09/27/2019	1,000	981
2.000% due 07/01/2019	800	790
2.500% due 03/18/2019	300	299
2.550% due 02/06/2019	300	299
3.261% due 07/08/2021 •	400	400
Imperial Brands Finance PLC
2.050% due 07/20/2018	1,200	1,200
2.950% due 07/21/2020	950	941
Incitec Pivot Finance LLC
6.000% due 12/10/2019	1,000	1,034
KazMunayGas National Co. JSC
9.125% due 07/02/2018	300	300
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019	300	299
Kinder Morgan, Inc.
3.050% due 12/01/2019	850	848
3.628% (US0003M + 1.280%) due 01/15/2023 ~	200	203
KLA-Tencor Corp.
3.375% due 11/01/2019	150	151
Masco Corp.
3.500% due 04/01/2021	200	200

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~	$800	$804
MGM Resorts International
6.750% due 10/01/2020	400	420
8.625% due 02/01/2019	300	309
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019	900	898
Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	500	492
Mylan NV
3.750% due 12/15/2020	200	201
ONEOK Partners LP
3.200% due 09/15/2018	1,000	1,001
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018	500	500
Origin Energy Finance Ltd.
3.500% due 10/09/2018	700	700
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	200	194
Petrofac Ltd.
3.400% due 10/10/2018 (g)	100	100
Petroleos Mexicanos
6.000% due 03/05/2020	1,000	1,034
Petronas Capital Ltd.
5.250% due 08/12/2019	1,000	1,024
Phillips 66
2.919% (US0003M + 0.600%) due 02/26/2021 ~	500	501
QUALCOMM, Inc.
3.089% (US0003M + 0.730%) due 01/30/2023 ~	400	399
QVC, Inc.
3.125% due 04/01/2019	200	200
Reckitt Benckiser Treasury Services PLC
2.895% (US0003M + 0.560%) due 06/24/2022 ~	1,300	1,298
RELX Capital, Inc.
8.625% due 01/15/2019	319	329
Reynolds American, Inc.
4.000% due 06/12/2022	100	101
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	209
6.250% due 03/15/2022	100	108
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	1,700	1,675
SK Broadband Co. Ltd.
2.875% due 10/29/2018	800	800
Southern Co.
2.950% due 07/01/2023	200	193
3.037% (US0003M + 0.700%) due 09/30/2020 ~	600	603
Spirit AeroSystems, Inc.
3.118% (US0003M + 0.800%) due 06/15/2021 ~	300	301
Syngenta Finance NV
3.698% due 04/24/2020	600	598
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019	500	514
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	1,500	1,465
Textron, Inc.
2.903% (US0003M + 0.550%) due 11/10/2020 ~	400	400
Time Warner Cable LLC
6.750% due 07/01/2018	1,400	1,400
8.250% due 04/01/2019	900	934
8.750% due 02/14/2019	1,500	1,550
Tyson Foods, Inc.
2.781% (US0003M + 0.450%) due 08/21/2020 ~	800	800
Viacom, Inc.
5.625% due 09/15/2019	500	512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VMware, Inc.
2.300% due 08/21/2020	$1,200	$1,175
2.950% due 08/21/2022	200	192
Western Gas Partners LP
2.600% due 08/15/2018	1,000	1,000
Woodside Finance Ltd.
4.600% due 05/10/2021	900	922
ZF North America Capital, Inc.
4.000% due 04/29/2020	150	151
Zimmer Biomet Holdings, Inc.
3.076% (US0003M + 0.750%) due 03/19/2021 ~	1,000	1,002

		88,433

UTILITIES 6.3%
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~	800	804
3.245% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,112
3.298% (US0003M + 0.950%) due 07/15/2021 ~	1,700	1,717
BellSouth Corp.
4.333% due 04/26/2021	400	404
BP Capital Markets PLC
3.205% (US0003M + 0.870%) due 09/16/2021 ~	2,000	2,038
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	300	298
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	500	494
Dominion Energy, Inc.
2.930% (US0003M + 0.600%) due 05/15/2020 ~	1,600	1,602
Duke Energy Corp.
2.830% (US0003M + 0.500%) due 05/14/2021 ~	1,300	1,300
Entergy Texas, Inc.
7.125% due 02/01/2019	1,000	1,023
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	199	203
7.700% due 07/15/2018	640	641
Mississippi Power Co.
2.987% (US0003M + 0.650%) due 03/27/2020 ~	600	600
Petrobras Global Finance BV
8.375% due 12/10/2018	500	511
Plains All American Pipeline LP
2.600% due 12/15/2019	500	495
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	82	84
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~	1,000	1,001
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	500	491
2.125% due 05/03/2019	2,000	1,983
2.500% due 04/28/2020	300	296
2.750% due 04/10/2019	500	499
Southern Power Co.
2.875% (US0003M + 0.550%) due 12/20/2020 ~	500	500
Sprint Capital Corp.
6.900% due 05/01/2019	300	307
Sprint Communications, Inc.
9.000% due 11/15/2018	600	613
State Grid Overseas Investment Ltd.
2.750% due 05/07/2019	400	398
Verizon Communications, Inc.
3.443% (US0003M + 1.100%) due 05/15/2025 ~	2,300	2,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
3.290% (US0003M + 0.990%) due 01/16/2024 ~	$600	$598

		22,312

Total Corporate Bonds & Notes (Cost $241,789)		241,544

MUNICIPAL BONDS & NOTES 0.9%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.230% due 11/25/2043 •	83	84

CALIFORNIA 0.6%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	672	672
California State General Obligation Bonds, Series 2017
2.781% (US0001M + 0.780%) due 04/01/2047 ~	1,300	1,309

		1,981

UTAH 0.2%
Utah State Board of Regents Revenue Bonds, Series 2011
3.208% (US0003M + 0.850%) due 05/01/2029	812	814

WASHINGTON 0.1%
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.560% (MUNIPSA + 1.050%) due 01/01/2042 ~	300	306

Total Municipal Bonds & Notes (Cost $3,168)		3,185

U.S. GOVERNMENT AGENCIES 1.1%
Fannie Mae
2.087% (LIBOR01M + 0.060%) due 12/25/2036 ~	6	6
2.211% (LIBOR01M + 0.120%) due 03/25/2034 ~	4	4
2.241% (LIBOR01M + 0.150%) due 08/25/2034 ~	1	1
2.291% (LIBOR01M + 0.200%) due 02/25/2037 ~	43	43
2.441% (LIBOR01M + 0.350%) due 05/25/2042 ~	4	4
2.641% (LIBOR01M + 0.550%) due 09/25/2041 ~	89	90
2.664% (12MTA + 1.200%) due 03/01/2044 - 07/01/2044 ~	17	17
2.771% (LIBOR01M + 0.680%) due 12/25/2037 ~	40	41
3.505% (US0012M + 1.755%) due 10/01/2031 ~	1	1
Freddie Mac
2.000% (LIBOR01M + 0.040%) due 12/25/2036 ~	7	7
2.523% (LIBOR01M + 0.450%) due 09/15/2041 ~	28	28
2.577% (12MTA + 1.200%) due 02/25/2045 ~	66	66
2.664% (12MTA + 1.200%) due 10/25/2044 ~	61	62
2.773% (LIBOR01M + 0.700%) due 02/15/2038 ~	37	37
2.835% (12MTA + 1.400%) due 07/25/2044 ~	23	24
Ginnie Mae
2.467% (US0001M + 0.550%) due 04/20/2062 ~	242	243

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.517% (US0001M + 0.600%) due 10/20/2065 ~	$526	$529
2.617% (US0001M + 0.700%) due 02/20/2062 ~	201	202
2.717% (US0001M + 0.800%) due 01/20/2066 ~	409	415
2.767% (US0001M + 0.850%) due 11/20/2066 ~	578	588
2.917% (US0001M + 1.000%) due 01/20/2066 - 03/20/2066 ~	1,305	1,335
3.375% (H15T1Y + 1.500%) due 02/20/2032 ~	5	5
NCUA Guaranteed Notes
2.380% (LIBOR01M + 0.350%) due 12/07/2020 ~	50	50

Total U.S. Government Agencies (Cost $3,741)		3,798

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%
Atrium Hotel Portfolio Trust
2.932% due 06/15/2035 •	700	701
Bancorp Commercial Mortgage Trust
3.503% due 11/15/2033 •	378	379
Bear Stearns Adjustable Rate Mortgage Trust
3.814% due 01/25/2034 ~	3	3
Bear Stearns ALT-A Trust
3.791% due 09/25/2035 ~	14	12
BX Trust
2.993% due 07/15/2034 •	300	300
CGMS Commercial Mortgage Trust
2.719% due 07/15/2030 •	26	26
Citigroup Commercial Mortgage Trust
2.923% due 07/15/2032 •	500	501
Citigroup Mortgage Loan Trust, Inc.
3.410% due 09/25/2035 •	5	5
Cold Storage Trust
3.073% due 04/15/2036 •	800	804
Commercial Mortgage Trust
2.676% due 03/10/2046 •	300	300
Countrywide Home Loan Reperforming REMIC Trust
2.431% due 06/25/2035 •	8	8
Credit Suisse First Boston Mortgage Securities Corp.
2.511% due 03/25/2032 ~	2	2
3.711% due 06/25/2033 ~	8	8
Credit Suisse Mortgage Capital Trust
2.823% (LIBOR01M + 0.750%) due 07/15/2032 •	1,000	1,000
GPMT Ltd.
2.985% due 11/21/2035 •	500	500
Great Wolf Trust
3.073% due 09/15/2034 •	400	401
GreenPoint Mortgage Funding Trust
2.531% (US0001M + 0.440%) due 06/25/2045 •	21	20
GS Mortgage Securities Corp. Trust
2.773% (LIBOR01M + 0.700%) due 07/15/2032 •	400	400
GS Mortgage Securities Trust
3.648% due 01/10/2047	500	506
GSR Mortgage Loan Trust
3.678% due 09/25/2035 ~	8	8
HarborView Mortgage Loan Trust
2.525% (US0001M + 0.440%) due 05/19/2035 •	27	26
Holmes Master Issuer PLC
2.708% due 10/15/2054 •	1,000	1,001
Impac CMB Trust
2.731% (US0001M + 0.640%) due 03/25/2035 •	202	197
JPMorgan Chase Commercial Mortgage Securities Corp.
3.000% due 06/15/2032 •(a)	400	401
JPMorgan Chase Commercial Mortgage Securities Trust
2.876% (LIBOR01M + 0.830%) due 07/15/2034	1,000	1,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ladder Capital Commercial Mortgage Mortgage Trust
2.953% due 09/15/2034 •	$1,400	$1,403
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.513% (US0001M + 0.440%) due 12/15/2030 •	3	3
Merrill Lynch Mortgage Investors Trust
2.982% (US0001M + 1.000%) due 10/25/2035 •	4	4
Morgan Stanley Capital, Inc.
2.923% due 11/15/2034 •	800	799
MortgageIT Trust
2.731% (US0001M + 0.640%) due 02/25/2035 •	236	237
Motel 6 Trust
2.993% due 08/15/2034 •	1,467	1,468
Nomura Resecuritization Trust
3.503% (US0001M + 0.386%) due 12/26/2036 •	257	255
PFP Ltd.
2.953% due 07/14/2035 •	295	295
RBSSP Resecuritization Trust
2.460% (US0001M + 0.500%) due 10/26/2036 •	17	17
3.428% due 10/25/2035 ~	464	470
Structured Asset Mortgage Investments Trust
2.335% due 07/19/2035 •	4	4
2.551% due 05/25/2045 •	28	27
2.745% due 09/19/2032 •	2	2
WaMu Mortgage Pass-Through Certificates Trust
2.558% due 02/25/2046 •	15	15
2.558% due 08/25/2046 •	20	18
2.758% due 11/25/2042 •	8	8
2.958% due 06/25/2042 •	1	1
Wells Fargo Commercial Mortgage Trust
2.897% due 12/13/2031 •	500	501
Wells Fargo-RBS Commercial Mortgage Trust
3.273% due 06/15/2045 •	1,200	1,221

Total Non-Agency Mortgage-Backed Securities (Cost $15,247)		15,258

ASSET-BACKED SECURITIES 15.4%
Ally Auto Receivables Trust
2.640% due 02/16/2021	500	500
Avant Loans Funding Trust
2.410% due 03/15/2021	2	2
Bank of The West Auto Trust
1.780% due 02/15/2021	855	851
Bayview Opportunity Master Fund Trust
3.105% due 07/28/2032 ×	223	222
3.105% due 08/28/2032 ×	171	171
3.352% due 11/28/2032 ×	196	196
3.844% due 04/28/2033 ×	282	283
4.090% due 05/28/2033 ×	487	488
Bear Stearns Asset-Backed Securities Trust
2.751% due 10/25/2032 •	1	1
BlueMountain CLO Ltd.
3.249% due 10/29/2025 •	196	196
CARDS Trust
2.333% due 10/17/2022	1,000	1,000
2.423% due 04/17/2023 •	1,000	1,001
Colony American Finance Ltd.
2.544% due 06/15/2048	182	179
Colony Starwood Homes Trust
3.585% due 07/17/2033 •	679	682
Commonbond Student Loan Trust
2.550% due 05/25/2041	282	276
Countrywide Asset-Backed Certificates
2.831% due 05/25/2032 •	1	1
Credit Suisse First Boston Mortgage Securities Corp.
2.831% due 08/25/2032 •	2	2
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	406	410

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dorchester Park CLO Ltd.
2.984% due 04/20/2028 •	$500	$500
Drug Royalty LP
5.198% due 07/15/2023 •	79	80
Eagle Ltd.
2.570% due 12/15/2039	30	30
ECMC Group Student Loan Trust
2.841% due 02/27/2068 •	675	676
Edsouth Indenture LLC
2.821% due 04/25/2039 •	91	92
EFS Volunteer LLC
3.210% due 10/25/2035 •	398	399
Emerson Park CLO Ltd.
3.328% due 07/15/2025 •	463	463
Evans Grove CLO Ltd.
3.239% due 05/28/2028 •	1,700	1,700
Figueroa CLO Ltd.
0.000% due 01/15/2027 •(a)	1,000	1,000
2.925% due 06/20/2027 •	500	500
Gallatin CLO Ltd.
3.398% (US0003M + 1.050%) due 07/15/2027 ~	1,300	1,300
Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	500	501
Invitation Homes Trust
3.373% due 08/17/2032 •	468	469
Jamestown CLO Ltd.
3.218% due 01/15/2028 ~	500	498
Long Beach Mortgage Loan Trust
3.066% due 04/25/2035 •	1,000	1,003
Marlette Funding Trust
3.060% due 07/17/2028 «	300	300
Master Credit Card Trust
2.578% due 07/22/2024 ~	500	500
MASTR Asset-Backed Securities Trust
2.141% due 11/25/2036 •	2	1
MMAF Equipment Finance LLC
2.920% due 07/12/2021	500	500
Mountain Hawk CLO Ltd.
2.902% due 10/15/2026 ~	1,000	999
Navient Private Education Loan Trust
2.650% due 12/15/2028	157	154
Navient Student Loan Trust
3.241% due 03/25/2066 •	1,940	1,979
3.341% due 06/25/2065 •	548	564
Nelnet Student Loan Trust
2.660% due 09/27/2038 •	2,567	2,586
3.980% due 11/25/2024 •	372	378
Northstar Education Finance, Inc.
2.791% due 12/26/2031 •	61	61
NovaStar Mortgage Funding Trust
2.620% due 01/25/2036 •	400	398
Oaktree CLO Ltd.
3.579% due 10/20/2026 •	2,000	2,003
OneMain Financial Issuance Trust
2.370% due 09/14/2032	500	490
2.570% due 07/18/2025	125	125
OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021	600	600
Palmer Square CLO Ltd.
0.000% due 08/15/2026 ~(a)	1,000	1,000
3.573% due 10/17/2027 •	1,000	1,001
Progress Residential Trust
3.485% due 01/17/2034 •	599	602
3.585% due 09/17/2033 •	1,482	1,486
Renaissance Home Equity Loan Trust
2.451% due 11/25/2034 •	5	4
2.591% due 12/25/2033 •	17	17
2.971% due 08/25/2033 •	4	4
Residential Asset Mortgage Products Trust
2.771% due 05/25/2035 •	300	299
RMAT LP
4.090% due 05/25/2048 ×	951	952

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SBA Tower Trust
2.898% due 10/15/2044 ×	$300	$298
SLC Student Loan Trust
2.403% due 05/15/2029 •	953	943
2.451% due 03/15/2027 •	285	284
SLM Student Loan Trust
2.410% due 09/25/2043 •	941	945
2.470% due 01/25/2027 •	889	888
2.811% due 12/15/2027 •	634	637
2.910% due 10/25/2064 •	500	499
2.960% due 01/25/2041 •	2,000	2,008
3.860% due 04/25/2023 •	1,451	1,481
SMB Private Education Loan Trust
2.404% due 12/16/2024 •	1,000	1,000
3.523% due 02/17/2032 •	188	192
SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	176	175
2.500% due 05/26/2026	755	745
2.770% due 05/25/2026	237	235
SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	526	526
SoFi Professional Loan Program LLC
2.720% due 10/27/2036	229	227
3.691% due 06/25/2025 •	99	100
Sound Point CLO Ltd.
3.208% due 04/15/2027 •	1,400	1,400
Springleaf Funding Trust
2.680% due 07/15/2030	600	591
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046 ~	130	130
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045 ×	20	21
Symphony CLO LP
3.431% (US0003M + 1.100%) due 01/09/2023 ~	48	48
Trillium Credit Card Trust
2.348% due 02/27/2023 •	1,500	1,500
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 ×	302	301
Utah State Board of Regents
2.710% (US0001M + 0.750%) due 01/25/2057 •	1,872	1,876
Venture CLO Ltd.
3.228% due 04/15/2027 •	1,700	1,697
VOLT LLC
3.000% due 10/25/2047 ×	561	556
3.125% due 06/25/2047 ×	156	155
3.125% due 09/25/2047 ×	953	947
3.250% due 05/25/2047 ×	524	522
3.375% due 04/25/2047 ×	279	279
3.375% due 05/28/2047 ×	559	559
3.500% due 03/25/2047 ×	333	333

Total Asset-Backed Securities (Cost $54,698)		54,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.1%
Export-Import Bank of India
2.750% due 04/01/2020	$300	$295
2.750% due 08/12/2020	600	588
3.331% (US0003M + 1.000%) due 08/21/2022 ~	700	702
3.875% due 10/02/2019	500	503
Japan Bank for International Cooperation
2.780% (US0003M + 0.480%) due 06/01/2020 ~	600	603
2.900% (US0003M + 0.570%) due 02/24/2020 ~	2,200	2,215
Japan Finance Organization for Municipalities
2.125% due 03/06/2019	1,000	996
2.500% due 09/12/2018	2,700	2,701
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018	1,500	1,499
Tokyo Metropolitan Government
2.500% due 06/08/2022	1,000	973

Total Sovereign Issues (Cost $11,116)		11,075

SHORT-TERM INSTRUMENTS 10.1%

CERTIFICATES OF DEPOSIT 0.1%
Itau CorpBanca
2.500% due 12/07/2018	500	500

COMMERCIAL PAPER 3.8%
AT&T, Inc.
3.000% due 05/28/2019	250	243
CRH America Finance, Inc.
2.430% due 07/11/2018	3,400	3,397
Deutsche Telekom AG
2.430% due 08/10/2018	2,000	1,994
Entergy Corp.
2.650% due 07/11/2018	700	700
HP, Inc.
2.520% due 07/02/2018	600	600
Marriot International
2.430% due 07/16/2018	1,000	999
Schlumberger Holdings
2.560% due 08/09/2018	500	499
Sempra Energy Holdings
2.520% due 07/27/2018	2,400	2,396
Southern Co.
2.600% due 07/23/2018	500	499
Thomson Reuters Corp.
2.450% due 07/16/2018	800	799
VW CR, Inc.
2.540% due 08/10/2018	1,000	997
2.800% due 12/10/2018	250	247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Walgreens Boots Alliance
2.630% due 07/25/2018		$300	$300

			13,670

REPURCHASE AGREEMENTS (f) 5.8%
			20,570

SHORT-TERM NOTES 0.4%
Harris Corp.
2.794% (US0003M + 0.475%) due 02/27/2019 ~		600	601
Letras del Banco Central de la Republica Argentina
40.700% due 07/18/2018 (b)	ARS	2,097	71
Lloyds Banking Group PLC
3.536% due 09/05/2018 (b)(e)		$400	400
Pacific Gas & Electric Co.
2.549% (US0003M + 0.230%) due 11/28/2018 ~		500	498

			1,570

Total Short-Term Instruments (Cost $36,315)			36,310

Total Investments in Securities (Cost $367,407)			367,272

		SHARES
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%
PIMCO Short-Term Floating NAV Portfolio III		756,138	$7,475

Total Short-Term Instruments (Cost $7,475)			7,475

Total Investments in Affiliates (Cost $7,475)			7,475

Total Investments 105.3% (Cost $374,882)			$374,747

Financial Derivative Instruments (h)(i) 0.1% (Cost or Premiums, net $(768))			198

Other Assets and Liabilities, net (5.4)%			(19,033)

Net Assets 100.0%			$355,912

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.000%	10/11/2018	09/18/2017	$800	$799	0.23%
Lloyds Banking Group PLC	3.000	02/04/2019	09/18/2017	700	697	0.20
Lloyds Banking Group PLC	3.536	09/05/2018	05/22/2018	400	400	0.11
Lloyds Banking Group PLC	3.536	09/04/2019	05/22/2018	400	400	0.11
Lloyds Banking Group PLC	3.536	09/02/2020	05/22/2018	400	400	0.11
Lloyds Banking Group PLC	3.536	09/02/2021	05/22/2018	400	400	0.11

				$3,100	$3,096	0.87%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,073	U.S. Treasury Notes 1.875% due 02/28/2022	$(1,096)	$1,073	$1,073
JPS	2.150	06/29/2018	07/02/2018	19,497	U.S. Treasury Notes 2.750% due 04/30/2023	(19,511)	19,497	19,501

Total Repurchase Agreements						$(20,607)	$20,570	$20,574

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	0.500%	06/28/2018	TBD	(3)	$(93)	$(93)

Total Reverse Repurchase Agreements						$(93)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (5.5)%
U.S. Treasury Notes	2.750%	04/30/2023	$19,400	$(19,437)	$(19,506)

Total Short Sales (5.5)%				$(19,437)	$(19,506)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(93)	$0	$0	$(93)	$100	$7
FICC	1,073	0	0	0	1,073	(1,096)	(23)
JPS	19,501	0	0	0	19,501	(19,511)	(10)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(19,506)	(19,506)	0	(19,506)

Total Borrowings and Other Financing Transactions	$20,574	$(93)	$0	$(19,506)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(93)	$(93)

Total Borrowings	$0	$0	$0	$(93)	$(93)

Payable for reverse repurchase agreements					$(93)

(g)	Securities with an aggregate market value of $100 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(7,345) at a weighted average interest rate of 1.742%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $91 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note August 2018 Futures	$105.500	07/27/2018	54	$	108	$6	$1
Call - CBOT U.S. Treasury 2-Year Note August 2018 Futures	106.125	07/27/2018	54		108	5	5

Total Purchased Options						$11	$6

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$117.500	07/27/2018	28	$	28	$(7)	$(1)
Call - CBOT U.S. Treasury 10-Year Note August 2018 Futures	120.000	07/27/2018	28		28	(8)	(15)

Total Written Options						$(15)	$(16)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers Acceptance June Futures	06/2019	148	CAD	27,476	$(3)	$0	$(35)
3-Month Canada Bankers Acceptance March Futures	03/2019	78		14,497	(24)	0	(17)
3-Month Canada Bankers Acceptance September Futures	09/2019	54		10,016	10	0	(13)
90-Day Eurodollar December Futures	12/2018	1,441	$	350,739	(866)	0	0
90-Day Eurodollar June Futures	06/2019	116		28,172	(23)	0	0

					$(906)	$0	$(65)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	327	$	(79,326)	$475	$8	$0
90-Day Eurodollar June Futures	06/2020	119		(28,863)	21	4	0
U.S. Treasury 2-Year Note September Futures	09/2018	80		(16,946)	(9)	3	0
U.S. Treasury 5-Year Note September Futures	09/2018	450		(51,128)	(110)	11	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	30		(4,787)	(99)	2	0
United Kingdom Long Gilt September Futures	09/2018	93	GBP	(15,104)	(156)	34	0

					$122	$62	$0

Total Futures Contracts					$(784)	$62	$(65)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	3,000	$(283)	$92	$(191)	$0	$(1)
CDX.HY-30 5-Year Index	(5.000)	Quarterly	06/20/2023		6,900	(429)	15	(414)	0	(3)

						$(712)	$107	$(605)	$0	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(4)(5)	1-Month LIBOR + 0.125%	0.000%	Quarterly	06/21/2020	$226,000	$7	$(26)	$(19)	$24	$0
Pay(5)	1-Month LIBOR + 0.139%	2.353	Quarterly	05/10/2021	54,350	0	29	29	28	0
Pay(5)	1-Month LIBOR + 0.136%	2.356	Quarterly	05/11/2021	27,200	0	17	17	13	0
Pay(5)	1-Month LIBOR + 0.139%	2.355	Quarterly	05/14/2021	34,050	0	17	17	17	0
Pay(5)	1-Month LIBOR + 0.095%	2.331	Quarterly	05/21/2022	18,600	0	16	16	0	0

						$7	$53	$60	$82	$0

Total Swap Agreements						$(705)	$160	$(545)	$82	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$6	$62	$82	$150	$(16)	$(65)	$(4)	$(85)

Cash of $1,862 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Versus Floating Rate Index Receive 3-Month USD-LIBOR.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2018	EUR	3,698		$4,289	$0	$(29)
	07/2018	JPY	1,153,700		10,622	202	0
BRC	08/2018		$41	MXN	792	0	(2)
CBK	07/2018		6,378	GBP	4,814	0	(25)
DUB	07/2018	ARS	2,471		$88	4	0
GLM	07/2018		$3,563	EUR	3,069	21	0
HUS	07/2018		60	ARS	1,693	0	(3)
JPM	07/2018	CAD	212		$164	2	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NGF	07/2018	ARS	1,319		$46	$1	$0
SSB	11/2018	AUD	227		171	3	0
TOR	07/2018		$10,501	JPY	1,153,700	0	(80)
	08/2018	JPY	1,153,700		$10,522	81	0
UAG	07/2018	GBP	4,814		6,365	12	0
	08/2018		$6,374	GBP	4,814	0	(12)

Total Forward Foreign Currency Contracts						$326	$(151)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
UAG	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	08/23/2018	$66,500	$45	$52
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.040	08/23/2018	66,500	44	18

Total Purchased Options							$89	$70

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$1,600	$(2)	$(1)
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018	2,400	(2)	(1)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018	2,700	(3)	(3)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018	1,600	(2)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018	1,900	(3)	(2)
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018	3,100	(3)	(1)

						$(15)	$(8)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	07/26/2018	$	24,300	$(37)	$(28)
UAG	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.880	08/23/2018		15,400	(48)	(70)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.410	08/23/2018		15,400	(48)	(6)

								$(133)	$(104)

Total Written Options								$(148)	$(112)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$0	$(1)	$0	$(1)	$(1)	$0	$(1)
BPS	202	0	0	202	(29)	(4)	0	(33)	169	0	169
BRC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
CBK	0	0	0	0	(25)	(2)	0	(27)	(27)	0	(27)
DUB	4	0	0	4	0	0	0	0	4	0	4
GLM	21	0	0	21	0	0	0	0	21	0	21
HUS	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
JPM	2	0	0	2	0	(1)	0	(1)	1	0	1
MYC	0	0	0	0	0	(28)	0	(28)	(28)	(110)	(138)
NGF	1	0	0	1	0	0	0	0	1	0	1
SSB	3	0	0	3	0	0	0	0	3	0	3

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(1)
TOR	$81	$0	$0	$81	$(80)	$0	$0	$(80)	$1	$0	$1
UAG	12	70	0	82	(12)	(76)	0	(88)	(6)	0	(6)

Total Over the Counter	$326	$70	$0	$396	$(151)	$(112)	$0	$(263)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	62	62
Swap Agreements	0	0	0	0	82	82

	$0	$0	$0	$0	$150	$150

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$326	$0	$326
Purchased Options	0	0	0	0	70	70

	$0	$0	$0	$326	$70	$396

	$0	$0	$0	$326	$220	$546

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	65	65
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$0	$81	$85

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151	$0	$151
Written Options	0	8	0	0	104	112

	$0	$8	$0	$151	$104	$263

	$0	$12	$0	$151	$185	$348

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,666	$1,666
Swap Agreements	0	56	0	0	(34)	22

	$0	$56	$0	$0	$1,632	$1,688

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(540)	$0	$(540)
Purchased Options	0	0	0	0	(81)	(81)
Written Options	0	26	0	22	(117)	(69)

	$0	$26	$0	$(518)	$(198)	$(690)

	$0	$82	$0	$(518)	$1,434	$998

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	(903)	(903)
Swap Agreements	0	4	0	0	200	204

	$0	$4	$0	$0	$(708)	$(704)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$496	$0	$496
Purchased Options	0	0	0	0	(18)	(18)
Written Options	0	7	0	0	30	37

	$0	$7	$0	$496	$12	$515

	$0	$11	$0	$496	$(696)	$(189)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$389	$940	$1,329
Corporate Bonds & Notes
Banking & Finance	0	130,799	0	130,799
Industrials	0	88,356	77	88,433
Utilities	0	22,312	0	22,312
Municipal Bonds & Notes
Arkansas	0	84	0	84
California	0	1,981	0	1,981
Utah	0	814	0	814
Washington	0	306	0	306
U.S. Government Agencies	0	3,798	0	3,798
Non-Agency Mortgage-Backed Securities	0	15,258	0	15,258
Asset-Backed Securities	0	54,473	300	54,773
Sovereign Issues	0	11,075	0	11,075
Short-Term Instruments
Certificates of Deposit	0	500	0	500
Commercial Paper	0	13,670	0	13,670
Repurchase Agreements	0	20,570	0	20,570
Short-Term Notes	0	1,570	0	1,570

	$0	$365,955	$1,317	$367,272

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,475	$0	$0	$7,475

Total Investments	$7,475	$365,955	$1,317	$374,747

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(19,506)	$0	$(19,506)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	62	88	0	150
Over the counter	0	396	0	396

	$62	$484	$0	$546

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(65)	(20)	0	(85)
Over the counter	0	(263)	0	(263)

	$(65)	$(283)	$0	$(348)

Total Financial Derivative Instruments	$(3)	$201	$0	$198

Totals	$7,472	$346,650	$1,317	$355,439

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

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Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of

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the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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Notes to Financial Statements (Cont.)

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,212	$165,263	$(165,000)	$1	$(1)	$7,475	$63	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a

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Notes to Financial Statements (Cont.)

monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as

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Notes to Financial Statements (Cont.)

part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against

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amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s

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Notes to Financial Statements (Cont.)

credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

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name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield

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Notes to Financial Statements (Cont.)

securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the

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investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial

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Notes to Financial Statements (Cont.)

derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$14,972	$9,138

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$67,816	$109,694	$132,597	$61,143

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2018	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	142	$1,465	181	$1,860
Administrative Class	8,521	88,429	6,402	66,229
Advisor Class	2,539	26,348	3,887	40,212
Issued as reinvestment of distributions
Institutional Class	7	74	12	128
Administrative Class	159	1,645	222	2,301
Advisor Class	144	1,498	222	2,297
Cost of shares redeemed
Institutional Class	(83)	(858)	(201)	(2,079)
Administrative Class	(4,384)	(45,490)	(6,346)	(65,635)
Advisor Class	(1,683)	(17,464)	(2,454)	(25,375)
Net increase (decrease) resulting from Portfolio share transactions	5,362	$55,647	1,925	$19,938

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 68% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Short-Term Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$354,822	$2,047	$(2,834)	$(787)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso
AUD	Australian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TBD	To-Be-Determined
DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit	TBD%	Interest rate to be determined when loan settles
JSC	Joint Stock Company

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17SAR_063018

PIMCO Variable Insurance Trust

Semiannual

Report

June 30, 2018

PIMCO Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the six-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.3% and 2.2% during the fourth quarter of 2017 and first quarter of 2018, respectively. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates three times in 2017, the Fed again raised rates at its March 2018 meeting, pushing the federal funds rate to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. moderated somewhat during the reporting period. Against this backdrop, the European Central Bank (ECB), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance, including the Bank of Canada, as it raised rates in January 2018. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.08% over the six months ended June 30, 2018. Meanwhile the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -1.62% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 0.08% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -5.23% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.44% over the period.

Global equities generated mixed results during the reporting period. The U.S. market rallied sharply during the first month of the period. Supporting the market were improving global growth, overall solid corporate profits and the passage of a tax reform bill late in 2017. Those gains were then erased in February and March 2018. This was partially driven by fears that the Fed may take a more aggressive approach in terms of raising interest rates. In addition, there were concerns over a possible trade war. However, U.S. equities moved modestly higher over the last three months of the period. All told, U.S. equities, as represented by the S&P 500 Index, returned 2.65% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -6.66% over the period, whereas global equities, as represented by the MSCI World Index, gained 0.43%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -1.05% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -0.48%.

Commodity prices fluctuated and produced mixed results during the six months ended June 30, 2018. When the reporting period began, crude oil was approximately $60 a barrel. By the end of the period it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in

2	PIMCO VARIABLE INSURANCE TRUST

Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved lower over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. All told, the U.S. dollar returned 2.73%, 2.26% and -1.71% versus the euro, British pound and Japanese yen, respectively, during the six months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2018	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2018	5

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Government Agencies	31.7%
Corporate Bonds & Notes	24.1%
Short-Term Instruments‡	15.2%
U.S. Treasury Obligations	9.8%
Asset-Backed Securities	9.7%
Non-Agency Mortgage-Backed Securities	5.2%
Sovereign Issues	3.9%
Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	(1.64)%	(0.03)%	2.44%	4.71%	5.51%
PIMCO Total Return Portfolio Administrative Class	(1.71)%	(0.18)%	2.29%	4.55%	5.26%
PIMCO Total Return Portfolio Advisor Class	(1.76)%	(0.28)%	2.19%	4.45%	4.73%
Bloomberg Barclays U.S. Aggregate Index±	(1.62)%	(0.40)%	2.27%	3.72%	4.77%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolios total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.69% for Administrative Class shares, and 0.79% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to investment-grade corporate credit contributed to performance, as spreads widened.

»	Exposure to non-agency mortgage-backed securities contributed to performance, as spreads tightened during the reporting period.

»	Short exposure to U.K. duration contributed to performance, as U.K. rates rose.

»	Long exposure to the Argentine peso versus the U.S. dollar detracted from performance, as the Argentine peso depreciated against the U.S. dollar.

»	Short exposure to the Japanese yen versus the U.S. dollar detracted from performance, as the Japanese yen appreciated against the U.S. dollar.

»	Long exposure to the Swedish krona versus the U.S. dollar detracted from performance, as the Swedish krona depreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$983.60	$3.64	$1,000.00	$1,021.12	$3.71	0.74%
Administrative Class	1,000.00	982.90	4.38	1,000.00	1,020.38	4.46	0.89
Advisor Class	1,000.00	982.40	4.87	1,000.00	1,019.89	4.96	0.99

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2018	7

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
01/01/2018 - 06/30/2018+	$10.94	$0.14	$(0.32)	$(0.18)	$(0.13)	$0.00	$(0.13)
12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)
12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)
12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)
12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	(0.26)
12/31/2013	11.55	0.19	(0.39)	(0.20)	(0.27)	(0.10)	(0.37)
Administrative Class
01/01/2018 - 06/30/2018+	10.94	0.13	(0.32)	(0.19)	(0.12)	0.00	(0.12)
12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)
12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)
12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)
12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	(0.25)
12/31/2013	11.55	0.18	(0.40)	(0.22)	(0.25)	(0.10)	(0.35)
Advisor Class
01/01/2018 - 06/30/2018+	10.94	0.12	(0.31)	(0.19)	(0.12)	0.00	(0.12)
12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)
12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)
12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)
12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	(0.24)
12/31/2013	11.55	0.16	(0.39)	(0.23)	(0.24)	(0.10)	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.63	(1.64)%	$76,698	0.74	%*	0.74	%*	0.50	%*	0.50	%*	2.55	%*	297%
10.94	5.07	83,041	0.54		0.54		0.50		0.50		2.43		574
10.64	2.83	92,502	0.51		0.51		0.50		0.50		2.71		512
10.58	0.60	80,007	0.51		0.51		0.50		0.50		2.65		462
11.20	4.43	214,717	0.50		0.50		0.50		0.50		1.73		313
10.98	(1.81)	278,698	0.50		0.50		0.50		0.50		1.73		305

10.63	(1.71)	4,214,495	0.89	*	0.89	*	0.65	*	0.65	*	2.40	*	297
10.94	4.91	4,456,274	0.69		0.69		0.65		0.65		2.28		574
10.64	2.68	4,728,701	0.66		0.66		0.65		0.65		2.56		512
10.58	0.45	5,059,606	0.66		0.66		0.65		0.65		2.68		462
11.20	4.28	6,244,893	0.65		0.65		0.65		0.65		1.59		313
10.98	(1.96)	7,756,022	0.65		0.65		0.65		0.65		1.55		305

10.63	(1.76)	2,702,514	0.99	*	0.99	*	0.75	*	0.75	*	2.30	*	297
10.94	4.81	2,955,716	0.79		0.79		0.75		0.75		2.19		574
10.64	2.57	2,693,074	0.76		0.76		0.75		0.75		2.46		512
10.58	0.35	2,607,844	0.76		0.76		0.75		0.75		2.62		462
11.20	4.17	2,439,681	0.75		0.75		0.75		0.75		1.51		313
10.98	(2.06)	2,213,692	0.75		0.75		0.75		0.75		1.44		305

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2018

Assets:
Investments, at value
Investments in securities	$10,853,260
Investments in Affiliates	604,080
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,310
Over the counter	87,032
Deposits with counterparty	14,828
Foreign currency, at value	17,529
Receivable for investments sold	23,780
Receivable for TBA investments sold	3,083,037
Receivable for Portfolio shares sold	802
Interest and/or dividends receivable	37,669
Dividends receivable from Affiliates	1,266
Total Assets	14,727,593

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$998,696
Payable for sale-buyback transactions	165,521
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,179
Over the counter	33,786
Payable for investments purchased	65,543
Payable for investments in Affiliates purchased	1,266
Payable for TBA investments purchased	6,365,733
Deposits from counterparty	86,029
Payable for Portfolio shares redeemed	3,515
Overdraft due to custodian	4,411
Accrued investment advisory fees	1,484
Accrued supervisory and administrative fees	1,484
Accrued distribution fees	573
Accrued servicing fees	537
Other liabilities	129
Total Liabilities	7,733,886

Net Assets	$6,993,707

Net Assets Consist of:
Paid in capital	$7,020,963
Undistributed (overdistributed) net investment income	15,278
Accumulated undistributed net realized gain (loss)	(59,237)
Net unrealized appreciation (depreciation)	16,703

Net Assets	$6,993,707

Net Assets:
Institutional Class	$76,698
Administrative Class	4,214,495
Advisor Class	2,702,514

Shares Issued and Outstanding:
Institutional Class	7,219
Administrative Class	396,648
Advisor Class	254,348

Net Asset Value Per Share Outstanding:
Institutional Class	$10.63
Administrative Class	10.63
Advisor Class	10.63

Cost of investments in securities	$10,879,400
Cost of investments in Affiliates	$604,244
Cost of foreign currency held	$17,566
Cost or premiums of financial derivative instruments, net	$11,635

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$112,017
Dividends from Investments in Affiliates	6,016
Total Income	118,033

Expenses:
Investment advisory fees	8,968
Supervisory and administrative fees	8,969
Servicing fees - Administrative Class	3,204
Distribution and/or servicing fees - Advisor Class	3,527
Trustee fees	102
Interest expense	8,468
Miscellaneous expense	26
Total Expenses	33,264

Net Investment Income (Loss)	84,769

Net Realized Gain (Loss):
Investments in securities	15,083
Investments in Affiliates	128
Exchange-traded or centrally cleared financial derivative instruments	(3,566)
Over the counter financial derivative instruments	(117,779)
Short sales	(260)
Foreign currency	(5,559)

Net Realized Gain (Loss)	(111,953)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(235,258)
Investments in Affiliates	(184)
Exchange-traded or centrally cleared financial derivative instruments	(29,830)
Over the counter financial derivative instruments	161,359
Foreign currency assets and liabilities	(756)

Net Change in Unrealized Appreciation (Depreciation)	(104,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(131,853)

* Foreign tax withholdings	$88

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$84,769	$167,626
Net realized gain (loss)	(111,953)	98,759
Net change in unrealized appreciation (depreciation)	(104,669)	85,254

Net Increase (Decrease) in Net Assets Resulting from Operations	(131,853)	351,639

Distributions to Shareholders:
From net investment income
Institutional Class	(994)	(1,947)
Administrative Class	(49,299)	(91,412)
Advisor Class	(31,049)	(55,074)

Total Distributions(a)	(81,342)	(148,433)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(288,129)	(222,452)

Total Increase (Decrease) in Net Assets	(501,324)	(19,246)

Net Assets:
Beginning of period	7,495,031	7,514,277
End of period*	$6,993,707	$7,495,031

* Including undistributed (overdistributed) net investment income of:	$15,278	$11,851

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 155.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
Avolon Holdings Ltd.
4.088% (LIBOR03M + 2.000%) due 01/15/2025 ~		$13,895	$13,750
State Of Qatar
TBD% due 12/21/2020 «		10,000	9,902
Swissport Investments S.A.
4.750% (EUR003M + 4.750%) due 02/08/2022 ~	EUR	715	832

Total Loan Participations and Assignments (Cost $24,612)			24,484

CORPORATE BONDS & NOTES 39.6%

BANKING & FINANCE 28.8%
ABN AMRO Bank NV
2.450% due 06/04/2020		$3,600	3,542
AIG Global Funding
3.350% due 06/25/2021		4,000	4,007
Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		7,500	7,514
4.500% due 07/30/2029		4,700	4,691
Ally Financial, Inc.
4.125% due 03/30/2020		1,400	1,405
American Express Co.
3.375% due 05/17/2021		17,400	17,414
American Honda Finance Corp.
2.713% (US0003M + 0.350%) due 11/05/2021 ~		8,200	8,209
Australia & New Zealand Banking Group Ltd.
2.781% (US0003M + 0.460%) due 05/17/2021 ~		17,200	17,179
3.300% due 05/17/2021		17,500	17,513
Aviation Capital Group LLC
3.875% due 05/01/2023		20,000	19,957
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(d)	EUR	7,700	2,698
Bank of America Corp.
2.987% (US0003M + 0.650%) due 10/01/2021 ~		$15,100	15,158
3.108% (US0003M + 0.790%) due 03/05/2024 ~		18,600	18,550
3.359% (US0003M + 1.000%) due 04/24/2023 ~		22,400	22,648
3.419% due 12/20/2028 •		4,869	4,589
3.550% due 03/05/2024 •		13,400	13,267
4.000% due 04/01/2024		5,405	5,454
4.125% due 01/22/2024		5,100	5,186
Bank of New York Mellon Corp.
2.600% due 08/17/2020		16,000	15,850
3.191% (US0003M + 0.870%) due 08/17/2020 ~		16,500	16,723
Bank of Nova Scotia
1.875% due 04/26/2021		21,400	20,716
Barclays Bank PLC
5.125% due 01/08/2020		3,600	3,701
7.625% due 11/21/2022 (j)		800	863
10.179% due 06/12/2021		5,900	6,812
Barclays PLC
3.200% due 08/10/2021 (l)		19,900	19,516
3.962% (US0003M + 1.625%) due 01/10/2023 ~		22,600	22,961
4.463% (US0003M + 2.110%) due 08/10/2021 ~		35,200	36,548
7.000% due 09/15/2019 •(i)(j)	GBP	500	676
BBVA Bancomer S.A.
6.500% due 03/10/2021		$6,400	6,680
7.250% due 04/22/2020		6,400	6,712
Blackstone CQP Holdco LP
6.500% due 03/20/2021		34,900	35,074
BNP Paribas S.A.
3.500% due 03/01/2023		18,700	18,240

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cantor Fitzgerald LP
6.500% due 06/17/2022		$8,500	$9,029
Capital One Financial Corp.
2.400% due 10/30/2020		18,400	17,956
2.809% (US0003M + 0.450%) due 10/30/2020 ~		18,600	18,536
3.450% due 04/30/2021		5,000	4,991
Cargill-Lloyds
3.679% due 09/05/2018 (k)		1,400	1,400
CIT Group, Inc.
3.875% due 02/19/2019		4,180	4,197
6.125% due 03/09/2028		2,200	2,266
Citigroup, Inc.
2.700% due 10/27/2022		19,400	18,643
2.750% due 04/25/2022		10,900	10,557
2.876% due 07/24/2023 •		2,100	2,026
3.127% (US0003M + 0.790%) due 01/10/2020 ~		22,600	22,760
3.352% (US0003M + 1.023%) due 06/01/2024 ~		17,200	17,229
3.730% (US0003M + 1.430%) due 09/01/2023 ~		1,000	1,021
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	600	750
6.875% due 03/19/2020 (j)		8,200	10,631
Credit Suisse AG
6.500% due 08/08/2023 (j)		$4,000	4,264
Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		11,500	11,463
3.800% due 09/15/2022		15,000	14,944
3.800% due 06/09/2023		8,300	8,202
4.645% (US0003M + 2.290%) due 04/16/2021 ~		23,800	24,882
Deutsche Bank AG
2.500% due 02/13/2019		3,500	3,476
2.850% due 05/10/2019		35,600	35,295
3.300% due 11/16/2022		14,400	13,500
3.312% (US0003M + 0.970%) due 07/13/2020 ~		9,500	9,443
3.950% due 02/27/2023		13,000	12,492
4.250% due 10/14/2021		12,200	12,020
4.263% (US0003M + 1.910%) due 05/10/2019 ~		8,800	8,843
Dexia Credit Local S.A.
2.375% due 09/20/2022		34,000	32,960
Discover Financial Services
5.500% due 10/30/2027 •(i)		11,800	11,535
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,698
Ford Motor Credit Co. LLC
2.943% due 01/08/2019		$13,400	13,410
3.156% (US0003M + 0.830%) due 03/12/2019 ~		7,300	7,324
3.589% (US0003M + 1.235%) due 02/15/2023 ~		14,100	14,196
4.140% due 02/15/2023		14,100	14,092
General Motors Financial Co., Inc.
2.350% due 10/04/2019		2,700	2,678
3.150% due 01/15/2020		9,400	9,387
3.187% (US0003M + 0.850%) due 04/09/2021 ~		10,400	10,458
3.200% due 07/13/2020		4,685	4,665
3.272% (US0003M + 0.930%) due 04/13/2020 ~		22,200	22,356
3.700% due 11/24/2020		3,786	3,807
Goldman Sachs Group, Inc.
3.139% (US0003M + 0.780%) due 10/31/2022 ~		24,500	24,517
3.200% due 02/23/2023		19,000	18,528
3.443% (US0003M + 1.100%) due 11/15/2018 ~		5,300	5,320
3.491% (US0003M + 1.170%) due 05/15/2026 ~		8,700	8,603
3.500% due 01/23/2025		3,600	3,478
3.541% (US0003M + 1.200%) due 09/15/2020 ~		8,200	8,326
3.750% due 05/22/2025		17,590	17,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		$11,700	$11,054
GSPA Monetization Trust
6.422% due 10/09/2029		7,417	8,453
Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		17,800	17,849
HCP, Inc.
4.000% due 12/01/2022		4,300	4,322
Highwoods Realty LP
4.125% due 03/15/2028		3,700	3,639
Hospitality Properties Trust
4.250% due 02/15/2021		6,900	6,950
4.500% due 06/15/2023		4,700	4,725
4.950% due 02/15/2027		13,600	13,438
HSBC Holdings PLC
3.326% (US0003M + 1.000%) due 05/18/2024 ~		13,500	13,470
3.400% due 03/08/2021		18,600	18,599
3.821% (US0003M + 1.500%) due 01/05/2022 ~		23,900	24,613
4.561% (US0003M + 2.240%) due 03/08/2021 ~		12,000	12,553
6.250% due 03/23/2023 •(i)(j)		22,900	22,499
International Lease Finance Corp.
7.125% due 09/01/2018		7,000	7,046
Jackson National Life Global Funding
3.300% due 06/11/2021		19,700	19,684
Jefferies Finance LLC
7.375% due 04/01/2020		600	606
JPMorgan Chase & Co.
2.550% due 03/01/2021		6,700	6,568
3.419% (US0003M + 1.100%) due 06/07/2021 ~		27,600	28,129
JPMorgan Chase Bank N.A.
2.702% (US0003M + 0.340%) due 04/26/2021 ~		30,000	30,015
3.086% due 04/26/2021 •		1,500	1,497
Lloyds Bank PLC
3.300% due 05/07/2021		16,300	16,276
12.000% due 12/16/2024 •(i)		45,135	55,432
Lloyds Banking Group PLC
3.000% due 01/11/2022		1,700	1,657
3.679% due 09/04/2019 (k)		1,400	1,400
3.679% due 09/02/2020 (k)		1,400	1,400
3.679% due 09/02/2021 (k)		1,400	1,400
7.000% due 06/27/2019 •(i)(j)	GBP	9,600	12,936
7.625% due 06/27/2023 •(i)(j)		5,400	7,809
Mitsubishi UFJ Financial Group, Inc.
3.061% (US0003M + 0.740%) due 03/02/2023 ~		$18,500	18,550
3.455% due 03/02/2023		22,200	22,017
Mizuho Financial Group, Inc.
3.549% due 03/05/2023		18,500	18,372
MMcapS Funding Ltd.
2.629% (US0003M + 0.290%) due 12/26/2039 ~		2,451	2,273
Morgan Stanley
2.450% due 02/01/2019		3,000	2,995
2.903% (US0003M + 0.550%) due 02/10/2021 ~		22,400	22,449
Nasdaq, Inc.
2.722% (US0003M + 0.390%) due 03/22/2019 ~		22,600	22,627
National Australia Bank Ltd.
2.250% due 03/16/2021		19,100	18,684
3.625% due 06/20/2023		5,000	4,994
Nationwide Building Society
4.000% due 09/14/2026		6,800	6,360
Nykredit Realkredit A/S
1.000% due 07/01/2018	DKK	221,500	34,725
2.000% due 07/01/2018		169,300	26,540
Oversea-Chinese Banking Corp. Ltd.
2.771% (US0003M + 0.450%) due 05/17/2021 ~		$14,000	14,044

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Piper Jaffray Cos.
5.060% due 10/09/2018		$6,000	$6,029
Preferred Term Securities Ltd.
2.841% (US0003M + 0.500%) due 03/23/2035 ~		17,221	16,360
3.197% (US0003M + 0.860%) due 07/03/2033 ~		4,000	3,700
Public Storage
3.094% due 09/15/2027		12,500	11,769
Realty Income Corp.
3.000% due 01/15/2027		7,600	6,966
Royal Bank of Canada
2.300% due 03/22/2021		19,300	18,932
Santander UK Group Holdings PLC
2.875% due 08/05/2021		7,100	6,886
Santander UK PLC
2.375% due 03/16/2020		5,900	5,812
Senior Housing Properties Trust
4.750% due 02/15/2028		11,000	10,643
Skandinaviska Enskilda Banken AB
2.751% (US0003M + 0.430%) due 05/17/2021 ~		17,600	17,592
3.250% due 05/17/2021		17,800	17,726
Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,800	2,558
Springleaf Finance Corp.
6.125% due 05/15/2022		$19,200	19,680
Sumitomo Mitsui Banking Corp.
2.514% due 01/17/2020		20,300	20,090
2.665% (US0003M + 0.310%) due 10/18/2019 ~		22,900	22,931
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		19,300	19,086
Sumitomo Mitsui Trust Bank Ltd.
1.950% due 09/19/2019		13,900	13,716
2.050% due 03/06/2019		12,000	11,939
Svenska Handelsbanken AB
3.350% due 05/24/2021		18,300	18,333
Synchrony Bank
3.650% due 05/24/2021		18,200	18,222
Toronto-Dominion Bank
2.250% due 03/15/2021		1,900	1,859
2.500% due 01/18/2023		22,000	21,542
U.S. Bank N.A.
3.150% due 04/26/2021		21,100	21,146
UBS AG
2.901% due 06/08/2020 •		31,200	31,302
3.150% (US0003M + 0.850%) due 06/01/2020 ~		3,400	3,430
5.125% due 05/15/2024 (j)		1,700	1,699
7.625% due 08/17/2022 (j)		3,700	4,094
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		21,700	21,375
4.125% due 04/15/2026		15,000	14,855
Unigel Luxembourg S.A.
10.500% due 01/22/2024		10,500	10,854
United Overseas Bank Ltd.
3.200% due 04/23/2021		15,000	14,968
Ventas Realty LP
3.250% due 10/15/2026		4,300	3,971
Washington Prime Group LP
5.950% due 08/15/2024 (l)		19,000	18,329
Wells Fargo & Co.
6.111% (US0003M + 3.770%) due 09/15/2018 ~(i)		37,900	38,445
Wells Fargo Bank N.A.
2.964% (US0003M + 0.650%) due 12/06/2019 ~		11,500	11,579
Westpac Banking Corp.
3.050% due 05/15/2020		17,900	17,892

			2,010,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 7.6%
Altice Financing S.A.
6.625% due 02/15/2023	$1,300	$1,284
Amazon.com, Inc.
2.800% due 08/22/2024	8,600	8,211
American Airlines Pass-Through Trust
3.000% due 04/15/2030	8,050	7,584
3.250% due 04/15/2030	4,170	3,977
Andeavor Logistics LP
5.500% due 10/15/2019	9,031	9,268
AP Moller - Maersk A/S
2.550% due 09/22/2019	4,800	4,752
Bacardi Ltd.
4.450% due 05/15/2025	13,100	13,071
Baker Hughes a GE Co. LLC
2.773% due 12/15/2022	7,700	7,472
BAT Capital Corp.
2.764% due 08/15/2022	11,500	11,035
3.222% due 08/15/2024	9,100	8,628
3.557% due 08/15/2027	1,900	1,770
Bayer U.S. Finance LLC
3.345% (US0003M + 1.010%) due 12/15/2023 ~	8,000	8,006
Broadcom Corp.
3.875% due 01/15/2027	3,700	3,505
Campbell Soup Co.
3.650% due 03/15/2023	15,200	14,935
Centene Escrow Corp.
5.375% due 06/01/2026	14,000	14,219
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	9,000	8,925
CVS Health Corp.
4.300% due 03/25/2028	22,200	21,933
Daimler Finance North America LLC
2.753% (US0003M + 0.390%) due 05/04/2020 ~	9,650	9,649
3.100% due 05/04/2020	17,900	17,868
3.203% (US0003M + 0.840%) due 05/04/2023 ~	17,600	17,664
3.700% due 05/04/2023	17,600	17,520
Dell International LLC
4.420% due 06/15/2021	3,100	3,147
5.450% due 06/15/2023	13,100	13,715
Delta Air Lines, Inc.
3.400% due 04/19/2021	8,000	7,969
Dominion Energy Gas Holdings LLC
2.926% (US0003M + 0.600%) due 06/15/2021 ~	20,900	20,897
EMC Corp.
2.650% due 06/01/2020	11,200	10,881
Full House Resorts, Inc.
8.575% due 01/31/2024 «	3,980	3,810
General Electric Co.
5.000% due 01/21/2021 •(i)	17,000	16,792
GlaxoSmithKline Capital PLC
3.125% due 05/14/2021	17,800	17,846
GLP Capital LP
5.250% due 06/01/2025	3,300	3,316
5.750% due 06/01/2028	5,300	5,366
Kraft Heinz Foods Co.
2.800% due 07/02/2020	1,500	1,489
4.000% due 06/15/2023	21,100	21,053
Maple Escrow Subsidiary, Inc.
3.551% due 05/25/2021	2,400	2,404
4.057% due 05/25/2023	11,600	11,656
McDonald’s Corp.
2.759% (US0003M + 0.430%) due 10/28/2021 ~	10,000	10,044
Melco Resorts Finance Ltd.
4.875% due 06/06/2025	2,000	1,894
Microchip Technology, Inc.
3.922% due 06/01/2021	3,000	3,007

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International, Inc.
3.000% due 05/07/2020		$10,000	$9,983
3.625% due 05/07/2023		14,100	14,063
MPLX LP
4.000% due 03/15/2028		7,200	6,862
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		1,617	1,662
Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2018 (f)(i)		5,201	84
Oracle Corp.
1.900% due 09/15/2021		10,000	9,528
Philip Morris International, Inc.
2.375% due 08/17/2022		21,600	20,677
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,677
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,700	2,659
Southern Co.
2.350% due 07/01/2021		15,100	14,636
Sprint Spectrum Co. LLC
4.738% due 09/20/2029		16,900	16,812
5.152% due 09/20/2029		11,100	10,906
Syngenta Finance NV
3.933% due 04/23/2021		12,600	12,575
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	1,800	1,823
Teva Pharmaceutical Finance Netherlands BV
0.125% due 07/27/2018		4,700	4,745
4.500% due 03/01/2025	EUR	11,900	14,264
Wynn Las Vegas LLC
5.500% due 03/01/2025		$18,800	18,518
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		700	693

			531,729

UTILITIES 3.2%
AT&T, Inc.
2.975% (US0003M + 0.750%) due 06/01/2021 ~		20,600	20,694
2.998% (US0003M + 0.650%) due 01/15/2020 ~		14,700	14,779
3.298% (US0003M + 0.950%) due 07/15/2021 ~		16,110	16,270
3.400% due 05/15/2025		11,800	11,114
BellSouth Corp.
4.333% due 04/26/2021		14,200	14,351
Duke Energy Corp.
2.830% (US0003M + 0.500%) due 05/14/2021 ~		17,500	17,502
Enel Finance International NV
2.875% due 05/25/2022		10,520	10,030
Genesis Energy LP
6.750% due 08/01/2022		4,500	4,568
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		4,867	4,599
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (c)		8,510	4,234
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,200	1,089
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (c)		3,869	1,035
Petrobras Global Finance BV
6.125% due 01/17/2022		4,547	4,636
Sempra Energy
2.791% (US0003M + 0.450%) due 03/15/2021 ~		22,200	22,219
Verizon Communications, Inc.
3.376% due 02/15/2025		53,814	51,761
3.443% (US0003M + 1.100%) due 05/15/2025 ~		17,600	17,596

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 11/01/2024	$7,800	$7,552

		224,029

Total Corporate Bonds & Notes (Cost $2,776,829)		2,766,107

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.0%
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	433

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	14,300	15,508

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	420	427

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (f)	12,540	10,097

Total Municipal Bonds & Notes (Cost $24,238)		26,465

U.S. GOVERNMENT AGENCIES 51.9%
Fannie Mae
1.494% due 08/25/2055 ~(a)	18,999	1,000
2.151% (LIBOR01M + 0.060%) due 12/25/2036 - 07/25/2037 ~	968	952
2.207% (LIBOR01M + 0.300%) due 03/25/2044 ~	5,275	5,232
2.310% due 08/01/2022 (l)	4,700	4,571
2.341% (LIBOR01M + 0.250%) due 05/25/2037 ~	65	65
2.357% (LIBOR01M + 0.450%) due 09/25/2046 ~	4,370	4,374
2.441% (US0001M + 0.350%) due 03/25/2044 ~	632	632
2.501% (LIBOR01M + 0.410%) due 09/25/2035 ~	380	381
2.664% (12MTA + 1.200%) due 06/01/2043 - 07/01/2044 ~	902	916
2.670% due 08/01/2022	717	704
2.791% (LIBOR01M + 0.700%) due 10/25/2037 ~	575	583
2.864% (12MTA + 1.400%) due 09/01/2040 ~	3	3
2.870% due 09/01/2027 (l)	6,700	6,395
3.000% due 09/01/2020 - 10/01/2028	1,703	1,703
3.000% due 06/01/2030 (l)	60,118	60,112
3.216% (US0012M + 1.466%) due 08/01/2035 ~	354	370
3.325% (US0006M + 1.325%) due 04/01/2035 ~	268	279
3.330% due 11/01/2021 (l)	1,228	1,239
3.367% (US0006M + 1.325%) due 04/01/2035 ~(l)	745	766
3.500% due 08/01/2029 - 09/01/2029	608	617
3.517% (H15T1Y + 2.210%) due 09/01/2039 ~	18	18
3.566% due 05/25/2035 ~	117	123
3.586% (H15T1Y + 2.110%) due 01/01/2025 ~	2	2
3.590% (US0012M + 1.840%) due 09/01/2035 ~	45	47
3.662% (US0012M + 1.912%) due 08/01/2035 ~	28	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.712% (US0012M + 1.731%) due 05/01/2038 ~(l)	$10,528	$11,099
3.823% (COF 11 + 1.250%) due 11/01/2035 ~	29	30
3.837% (COF 11 + 1.250%) due 10/01/2032 ~	163	171
4.000% due 01/01/2026 - 01/01/2046	1,249	1,281
4.234% (COF 11 + 1.926%) due 12/01/2036 ~	231	242
4.500% due 07/01/2020 - 09/01/2045	12,389	12,982
4.500% due 01/01/2034 - 07/01/2044 (l)	10,658	11,134
4.946% (COF 11 + 1.732%) due 09/01/2034 ~	114	120
5.000% due 01/01/2025 - 08/01/2044	4,827	5,133
5.000% due 08/01/2039 (l)	2,420	2,587
5.500% due 09/01/2019 - 06/01/2039	9,744	10,521
5.500% due 04/01/2034 - 07/01/2041 (l)	8,254	8,953
6.000% due 09/01/2021 - 02/01/2039	4,454	4,888
6.000% due 09/01/2038 (l)	1,166	1,286
6.500% due 11/01/2034	24	27
7.000% due 04/25/2023 - 06/01/2032	251	272
Fannie Mae, TBA
3.000% due 07/01/2048 - 08/01/2048	667,000	645,604
3.500% due 07/01/2033 - 08/01/2048	1,081,000	1,075,479
4.000% due 07/01/2048 - 09/01/2048	1,145,000	1,165,511
4.500% due 07/01/2048 - 08/01/2048	64,000	66,526
5.000% due 08/01/2048	2,500	2,644
5.500% due 07/01/2048 - 08/01/2048	13,000	13,927
6.000% due 07/01/2048	4,000	4,375
Freddie Mac
1.393% due 08/25/2022 ~(a)	53,782	2,323
2.523% (LIBOR01M + 0.450%) due 11/15/2030 ~	3	3
2.573% (LIBOR01M + 0.500%) due 09/15/2030 ~	4	5
2.577% (12MTA + 1.200%) due 02/25/2045 ~	165	165
2.793% (LIBOR01M + 0.720%) due 05/15/2037 ~	206	209
4.000% due 04/01/2029 - 10/01/2041	701	717
4.000% due 01/01/2041 - 09/01/2041 (l)	4,179	4,296
4.500% due 03/01/2029 - 09/01/2041	917	957
4.500% due 04/01/2029 (l)	1,365	1,422
5.500% due 10/01/2034 - 10/01/2038	1,970	2,133
6.000% due 02/01/2033 - 05/01/2040	1,012	1,113
6.000% due 01/01/2037 (l)	2,556	2,819
6.500% due 04/15/2029 - 10/01/2037	36	40
7.000% due 06/15/2023	126	134
7.500% due 07/15/2030 - 03/01/2032	41	47
8.500% due 08/01/2024	2	2
Freddie Mac, TBA
3.500% due 07/01/2048	97,000	96,467
4.000% due 07/01/2048 - 08/01/2048	91,000	92,630
4.500% due 07/01/2048	48,900	50,892
6.000% due 07/01/2048	1,000	1,094
Ginnie Mae
2.282% due 10/20/2043 ~	18,498	18,486
2.367% (US0001M + 0.450%) due 08/20/2066 ~	5,948	5,956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.517% (US0001M + 0.600%) due 07/20/2065 - 08/20/2065 ~	$28,751	$28,917
2.567% (US0001M + 0.650%) due 07/20/2063 ~	13,611	13,661
2.625% (H15T1Y + 1.500%) due 04/20/2026 - 05/20/2030 ~	21	21
2.685% (LIBOR01M + 0.600%) due 02/16/2030 ~	35	36
2.687% (US0001M + 0.770%) due 10/20/2066 ~	12,172	12,340
2.717% (US0001M + 0.800%) due 06/20/2066 ~	6,543	6,642
2.747% (US0001M + 0.830%) due 08/20/2066 ~	18,409	18,712
2.750% (H15T1Y + 1.500%) due 07/20/2030 ~	2	2
2.917% (US0001M + 1.000%) due 01/20/2066 ~	4,754	4,867
3.000% due 03/15/2045 - 08/15/2045 (l)	10,559	10,346
3.125% (H15T1Y + 1.500%) due 10/20/2029 - 11/20/2029 ~	44	46
3.247% (US0012M + 0.750%) due 04/20/2067 ~	13,533	13,956
3.375% (H15T1Y + 1.500%) due 02/20/2027 - 02/20/2032 ~	118	123
3.527% (US0012M + 0.750%) due 06/20/2067 ~	639	659
4.444% due 09/20/2066 ~	22,382	24,808
6.000% due 12/15/2038 - 11/15/2039	24	26
Ginnie Mae, TBA
3.500% due 07/01/2048	13,000	13,047
4.000% due 07/01/2048 - 08/01/2048	63,500	64,982
Small Business Administration
5.130% due 09/01/2023	6	6
6.290% due 01/01/2021	6	6

Total U.S. Government Agencies (Cost $3,617,111)		3,631,019

U.S. TREASURY OBLIGATIONS 16.0%
U.S. Treasury Bonds
2.500% due 05/15/2046 (l)	34,400	31,229
2.750% due 08/15/2042 (l)	49,200	47,291
2.750% due 11/15/2042 (l)(p)	34,200	32,857
2.875% due 05/15/2043 (l)(n)	38,400	37,688
3.000% due 02/15/2048	29,600	29,675
3.125% due 02/15/2042 (l)	9,800	10,057
3.125% due 02/15/2043 (l)	9,800	10,049
3.125% due 08/15/2044 (l)	92,600	94,951
3.375% due 05/15/2044 (l)	249,200	266,732
3.625% due 08/15/2043 (l)(n)	52,880	58,876
3.750% due 11/15/2043 (l)(p)	37,800	42,927
4.250% due 05/15/2039 (l)(p)	6,200	7,473
4.375% due 11/15/2039 (l)	18,100	22,208
4.375% due 05/15/2040 (l)	35,994	44,252
4.500% due 08/15/2039 (l)	9,700	12,083
4.625% due 02/15/2040 (l)	4,500	5,706
U.S. Treasury Inflation Protected Securities
0.875% due 02/15/2047 (h)(l)(n)	8,511	8,520
U.S. Treasury Notes
1.750% due 09/30/2022 (l)(n)(p)	45,000	43,279
1.875% due 07/31/2022 (l)(n)	52,900	51,207
2.000% due 08/31/2021 (n)(p)	1,400	1,373
2.000% due 10/31/2022	1,700	1,651
2.125% due 09/30/2024 (l)(p)	90,600	87,095
2.250% due 11/15/2024 (l)(n)(p)	7,100	6,870
2.250% due 11/15/2025 (l)(n)(p)	3,900	3,751
2.250% due 08/15/2027 (l)	31,220	29,710
2.375% due 08/15/2024 (l)(n)(p)	13,700	13,374
2.375% due 05/15/2027	66,900	64,412
2.500% due 05/15/2024 (l)(n)(p)	26,500	26,084
2.750% due 02/15/2024 (l)(n)	28,700	28,661

Total U.S. Treasury Obligations (Cost $1,125,714)		1,120,041

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%
Alba PLC
0.801% due 03/17/2039 •	GBP	12,326	$15,626
American Home Mortgage Investment Trust
4.467% due 02/25/2045 •		$485	495
6.200% due 06/25/2036 ×		12,601	5,026
Banc of America Funding Trust
3.909% due 05/25/2035 ~		475	499
6.000% due 03/25/2037 ^		3,654	3,300
Banc of America Mortgage Trust
3.901% due 03/25/2035 ~		4,293	4,211
4.436% due 05/25/2033 ~		550	563
6.500% due 10/25/2031		52	54
BCAP LLC Trust
2.301% due 05/25/2047 •		4,126	3,824
4.955% due 03/26/2037 ×		675	672
Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~		1	1
3.615% due 02/25/2033 ~		7	7
3.670% due 02/25/2036 •		73	74
3.692% due 11/25/2034 ~		1,292	1,267
3.698% due 02/25/2033 ~		12	11
3.808% due 01/25/2034 ~		268	275
3.827% due 04/25/2033 ~		117	118
3.850% due 01/25/2035 ~		319	312
3.882% due 01/25/2035 ~		127	130
3.911% due 04/25/2034 ~		539	542
4.250% due 07/25/2034 ~		564	555
Bear Stearns ALT-A Trust
3.781% due 05/25/2035 ~		1,552	1,569
3.791% due 09/25/2035 ~		911	752
3.835% due 05/25/2036 ^~		2,531	1,893
Bear Stearns Structured Products, Inc. Trust
3.104% due 12/26/2046 ~		1,300	1,192
3.664% due 01/26/2036 ~		2,093	1,858
Business Mortgage Finance PLC
2.640% due 02/15/2041 •	GBP	3,538	4,676
BX Trust
2.993% due 07/15/2034 •		$18,700	18,700
CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		7,337	7,374
Chase Mortgage Finance Trust
3.391% due 01/25/2036 ^~		2,593	2,326
Citigroup Mortgage Loan Trust
3.630% due 10/25/2035 •		172	175
5.500% due 12/25/2035		3,839	3,205
Citigroup Mortgage Loan Trust, Inc.
3.853% due 05/25/2035 ~		758	766
4.240% due 09/25/2035 •		8,854	8,989
Countrywide Alternative Loan Trust
2.261% due 05/25/2047 •		2,380	2,162
2.271% due 05/25/2047 •		1,506	1,467
2.274% due 09/20/2046 •		8,435	7,065
2.281% due 09/25/2046 ^•		19,045	17,481
2.291% due 05/25/2036 •		1,355	1,158
2.294% due 05/20/2046 ^•		7,418	6,219
2.391% due 08/25/2035 •		9,386	8,841
2.414% due 11/20/2035 •		6,622	6,477
3.091% due 08/25/2035 ^•		4,178	3,042
6.000% due 03/25/2035		16,986	16,111
6.000% due 02/25/2037 ^		8,453	6,227
Countrywide Home Loan Mortgage Pass-Through Trust
3.462% due 02/20/2036 ^•		296	263
3.519% due 11/25/2034 ~		1,140	1,138
3.585% due 02/20/2035 ~		1,033	1,046
6.000% due 03/25/2037 ^		2,167	1,796
Credit Suisse First Boston Mortgage Securities Corp.
5.120% due 06/25/2032 ~		17	16
Deutsche ALT-A Securities, Inc.
2.241% due 03/25/2037 ^•		5,752	5,256
2.591% due 02/25/2035 •		316	308
Eurosail PLC
0.777% due 03/13/2045 •	GBP	1,961	2,554
0.787% due 03/13/2045 •		7,091	9,256

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Alternative Mortgage Securities Trust
3.324% due 08/25/2035 ^~		$3,255	$2,952
First Horizon Mortgage Pass-Through Trust
3.400% due 10/25/2035 ^~		2,962	2,875
Great Hall Mortgages PLC
2.465% due 06/18/2039 •		4,228	4,151
GS Mortgage Securities Corp.
3.120% due 05/10/2050		13,800	13,698
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		11,100	10,891
3.203% due 02/10/2029		5,700	5,694
3.980% due 02/10/2029		17,850	17,919
GS Mortgage Securities Trust
3.722% due 10/10/2049 ~		3,137	3,087
GSR Mortgage Loan Trust
3.657% due 11/25/2035 ~		576	582
3.678% due 09/25/2035 ~		2,202	2,251
HarborView Mortgage Loan Trust
2.275% due 01/19/2038 •		4,165	4,099
2.525% due 05/19/2035 •		380	367
2.585% due 01/19/2036 •		8,718	6,874
2.745% due 01/19/2035 •		3,502	2,892
2.835% due 10/19/2035 •		3,055	2,596
3.410% due 12/19/2035 ^~		3,277	2,734
4.056% due 07/19/2035 ~		1,258	1,113
Hilton USA Trust
2.828% due 11/05/2035		15,000	14,592
IndyMac Adjustable Rate Mortgage Trust
2.779% due 01/25/2032 ~		1	1
IndyMac Mortgage Loan Trust
2.261% due 01/25/2037 •		2,891	2,776
2.301% due 04/25/2046 •		4,782	4,458
3.570% due 06/25/2036 ~		7,531	6,644
3.648% due 11/25/2037 ~		2,380	2,338
JPMorgan Chase Commercial Mortgage Securities Corp.
3.000% due 06/15/2032 •(b)		21,000	21,032
JPMorgan Mortgage Trust
3.653% due 10/25/2036 ^~		4,473	4,090
3.674% due 06/25/2035 ~		429	438
3.675% due 08/25/2034 ~		2,546	2,539
5.750% due 01/25/2036 ^		541	440
Landmark Mortgage Securities PLC
1.066% due 04/17/2044 •	GBP	21,859	27,898
LMREC, Inc.
3.082% due 02/22/2032 •		$14,200	14,235
MASTR Adjustable Rate Mortgages Trust
2.298% due 01/25/2047 ^•		3,321	2,695
Merrill Lynch Mortgage Investors Trust
2.341% due 11/25/2035 •		52	50
2.982% due 10/25/2035 •		240	231
3.532% due 04/25/2035 ~		2,921	2,829
Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,200	3,174
3.557% due 12/15/2047		7,500	7,577
Morgan Stanley Mortgage Loan Trust
3.746% due 07/25/2035 ^~		3,405	3,187
MortgageIT Trust
2.401% due 12/25/2035 •		3,198	3,155
MSSG Trust
3.397% due 09/13/2039		18,100	17,602
Prime Mortgage Trust
2.491% due 02/25/2034 •		79	75
2.591% due 02/25/2035 •		3,623	3,507
RBSSP Resecuritization Trust
3.309% due 12/25/2035 ~		17,165	17,571
Residential Accredit Loans, Inc. Trust
2.191% due 05/25/2037 •		10,180	9,411
2.276% due 08/25/2036 •		7,058	6,498
3.491% due 08/25/2036 ^•		4,673	4,474
4.523% due 12/25/2035 ~		511	467
6.000% due 09/25/2036		992	888
6.000% due 02/25/2037 ^		23,053	20,390
6.500% due 09/25/2036 ^		6,580	4,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securitization Trust
2.541% due 10/25/2035 •		$1,899	$1,574
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		2,023	1,985
6.000% due 06/25/2037 ^		2,881	2,741
Structured Adjustable Rate Mortgage Loan Trust
2.291% due 04/25/2047 •		2,104	2,124
Structured Asset Mortgage Investments Trust
2.301% due 09/25/2047 ^•		3,247	3,145
2.335% due 07/19/2035 •		1,570	1,534
2.745% due 09/19/2032 •		23	23
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.150% due 07/25/2032 ~		1	1
Suntrust Adjustable Rate Mortgage Loan Trust
3.704% due 02/25/2037 ^~		2,739	2,472
Tharaldson Hotel Portfolio Trust
2.796% due 11/11/2034 •		9,470	9,475
Thornburg Mortgage Securities Trust
4.020% due 06/25/2047 ^•		12,892	11,763
4.070% due 03/25/2037 •		1,473	1,283
Wachovia Mortgage Loan Trust LLC
3.962% due 05/20/2036 ^~		3,127	2,857
WaMu Mortgage Pass-Through Certificates Trust
2.381% due 10/25/2045 •		345	346
2.591% due 02/25/2045 •		11,382	11,186
2.758% due 11/25/2042 •		182	175
2.958% due 08/25/2042 •		364	357
3.208% due 12/25/2036 ^~		382	373
3.346% due 05/25/2037 ^~		4,808	4,085
3.565% due 07/25/2037 ^~		2,772	2,586
Warwick Finance Residential Mortgages Number Three PLC
0.000% due 12/21/2049 (f)	GBP	0	2,126
1.436% due 12/21/2049 •		24,878	32,943
2.136% due 12/21/2049 •		2,359	3,160
2.636% due 12/21/2049 •		1,179	1,582
3.136% due 12/21/2049 •		674	905
3.636% due 12/21/2049 •		674	894
Washington Mutual Mortgage Pass-Through Certificates Trust
5.750% due 01/25/2036 ^		$4,588	4,193
Wells Fargo Mortgage-Backed Securities Trust
3.739% due 12/25/2034 ~		539	552
3.755% due 01/25/2035 ~		622	638
3.822% due 03/25/2036 ~		975	993
4.120% due 07/25/2036 ^~		5,454	5,352

Total Non-Agency Mortgage-Backed Securities (Cost $585,124)			597,358

ASSET-BACKED SECURITIES 15.8%
Accredited Mortgage Loan Trust
2.221% due 02/25/2037 •		1,089	1,088
2.351% due 09/25/2036 •		8,987	8,779
ALESCO Preferred Funding Ltd.
2.665% due 12/23/2036 •		5,978	5,530
2.675% due 09/23/2036 •		8,885	8,218
3.085% due 09/23/2038 •		6,094	5,972
Allegro CLO Ltd.
3.579% due 01/30/2026 •		9,998	10,002
American Express Credit Account Master Trust
1.640% due 12/15/2021		28,000	27,762
AmeriCredit Automobile Receivables Trust
2.385% due 05/18/2020 •		971	971
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.561% due 11/25/2035 •		9,000	8,715
Argent Securities Trust
2.241% due 07/25/2036 •		20,043	8,298
2.281% due 03/25/2036 •		6,892	4,163
Atrium CDO Corp.
3.192% due 04/22/2027 •		16,700	16,654
Avery Point CLO Ltd.
3.460% due 04/25/2026 •		12,300	12,309

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
2.241% due 11/25/2036 •	$10,020	$9,784
2.251% due 08/25/2036 •	1,398	1,638
2.431% due 12/25/2036 •	12,335	11,257
3.216% due 02/25/2035 •	7,981	8,021
Capital Auto Receivables Asset Trust
2.254% due 10/20/2020 •	15,000	14,993
CARDS Trust
2.333% due 10/17/2022 •	19,000	18,993
2.423% due 04/17/2023 •	17,600	17,616
3.047% due 04/17/2023	17,600	17,603
Cent CLO Ltd.
3.576% (US0003M + 1.210%) due 07/27/2026 •	17,900	17,925
Chase Issuance Trust
2.373% (LIBOR01M + 0.300%) due 01/18/2022 •	14,900	14,953
Citigroup Mortgage Loan Trust
2.711% (US0001M + 0.620%) due 12/25/2035 •	926	930
6.750% due 05/25/2036 ×	4,539	3,492
Countrywide Asset-Backed Certificates
2.231% (US0001M + 0.140%) due 06/25/2047 ^•	3,790	3,506
2.241% (US0001M + 0.150%) due 07/25/2036 •	3,884	3,879
2.241% (US0001M + 0.150%) due 01/25/2037 •	1,073	1,072
2.261% (US0001M + 0.170%) due 06/25/2037 •	4,542	4,535
2.311% (US0001M + 0.220%) due 06/25/2047 •	16,837	15,887
2.321% (US0001M + 0.230%) due 05/25/2037 •	7,700	7,107
2.491% (US0001M + 0.400%) due 06/25/2036 •	6,900	6,793
2.841% (US0001M + 0.750%) due 05/25/2034 •	2,833	2,837
Countrywide Asset-Backed Certificates Trust
2.891% due 08/25/2047 •	1,718	1,705
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	13,353	13,474
Credit-Based Asset Servicing & Securitization LLC
2.151% due 11/25/2036 •	431	281
Discover Card Execution Note Trust
2.613% due 09/15/2021 •	14,800	14,842
ECMC Group Student Loan Trust
3.141% due 05/25/2067 •	9,992	10,133
EMC Mortgage Loan Trust
2.831% due 05/25/2040 •	120	118
Figueroa CLO Ltd.
0.000% due 01/15/2027 •(b)	17,500	17,500
2.925% due 06/20/2027 •	17,500	17,491
First Franklin Mortgage Loan Trust
2.571% due 12/25/2035 •	3,727	3,752
2.826% due 09/25/2035 •	953	959
Flagship Credit Auto Trust
1.850% due 07/15/2021	3,497	3,476
Ford Credit Floorplan Master Owner Trust
2.177% due 05/15/2023 •	30,000	30,018
Fremont Home Loan Trust
2.151% due 01/25/2037 •	80	47
2.501% due 11/25/2035 •	8,400	7,463
Golden Credit Card Trust
2.473% due 02/15/2021 •	15,000	15,022
GoldenTree Loan Opportunities Ltd.
3.729% due 10/29/2026 •	6,300	6,308
GSAA Trust
5.995% due 03/25/2046 ^~	10,179	7,229
GSAMP Trust
2.181% due 06/25/2036 •	4,704	3,258
Halcyon Loan Advisors Funding Ltd.
3.462% due 10/22/2025 •	22,400	22,404
Home Equity Loan Trust
2.321% due 04/25/2037 •	20,000	18,171

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Mortgage Loan Asset-Backed Trust
2.231% due 11/25/2036 •	$7,527	$7,230
Hyundai Auto Lease Securitization Trust
2.353% due 12/16/2019 •	4,865	4,869
Jamestown CLO Ltd.
3.190% due 07/25/2027 •	6,700	6,671
JMP Credit Advisors CLO Ltd.
3.203% due 01/17/2028 •	21,700	21,704
JPMorgan Mortgage Acquisition Corp.
2.481% due 05/25/2035 •	4,700	4,680
2.501% due 10/25/2035 ^•	7,500	7,286
JPMorgan Mortgage Acquisition Trust
2.351% due 03/25/2037 •	2,000	1,960
Lehman XS Trust
2.271% due 06/25/2036 •	3,115	3,038
LoanCore Issuer Ltd.
3.203% due 05/15/2028 •	17,400	17,428
Long Beach Mortgage Loan Trust
5.091% due 11/25/2032 •	15	15
Master Credit Card Trust
2.578% due 07/22/2024 •	18,700	18,706
MASTR Asset-Backed Securities Trust
2.331% due 03/25/2036 •	6,404	4,757
2.671% due 12/25/2035 •	5,567	5,580
Merrill Lynch Mortgage Investors Trust
2.251% due 05/25/2037 •	24,052	18,524
MidOcean Credit CLO
3.148% due 04/15/2027 •	4,700	4,700
Monarch Grove CLO
3.240% due 01/25/2028 •	11,000	11,005
Morgan Stanley ABS Capital, Inc. Trust
2.241% due 07/25/2036 •	8,396	4,669
2.341% due 08/25/2036 •	15,790	10,288
Mountain Hawk CLO Ltd.
3.555% due 04/18/2025 •	13,000	13,014
Navient Private Education Loan Trust
3.573% due 01/16/2035 •	4,063	4,077
NovaStar Mortgage Funding Trust
2.331% due 11/25/2036 •	3,344	1,601
OCP CLO Ltd.
3.148% due 07/15/2027 •	12,100	12,092
Option One Mortgage Loan Trust
2.231% due 03/25/2037 •	7,077	6,417
2.311% due 05/25/2037 •	12,974	9,359
Option One Mortgage Loan Trust Asset-Backed Certificates
2.551% due 11/25/2035 •	14,500	13,571
OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021	4,600	4,597
Palmer Square CLO Ltd.
0.000% due 08/15/2026 •(b)	14,000	14,000
Popular ABS Mortgage Pass-Through Trust
5.507% due 05/25/2035 ×	9,001	8,164
RAAC Trust
2.431% due 02/25/2036 •	1,400	1,395
Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 ×	13,374	7,315
5.586% due 11/25/2036 ×	20,781	12,099
Residential Asset Mortgage Products Trust
2.771% due 04/25/2035 •	7,600	7,616
Residential Asset Securities Corp. Trust
2.251% due 06/25/2036 •	1,665	1,663
2.331% due 09/25/2036 •	10,287	10,223
2.341% due 04/25/2037 •	4,563	4,501
2.491% due 02/25/2036 •	6,800	6,349
2.751% due 12/25/2035 •	5,820	4,870
2.961% due 05/25/2035 •	843	849
Santander Retail Auto Lease Trust
2.710% due 10/20/2020	14,800	14,786
Securitized Asset-Backed Receivables LLC Trust
2.221% due 05/25/2037 ^•	1,310	1,012
SG Mortgage Securities Trust
2.361% due 02/25/2036 •	2,863	1,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	3,198	$3,736
2.811% due 12/15/2027 •		$14,331	14,394
2.891% due 12/15/2025 •		17,571	17,665
SMB Private Education Loan Trust
2.423% due 03/16/2026 •		12,636	12,647
SoFi Professional Loan Program Trust
2.640% due 08/25/2047		20,775	20,702
Soundview Home Loan Trust
2.201% due 02/25/2037 •		1,973	831
2.241% due 06/25/2037 •		5,804	4,222
2.341% due 11/25/2036 •		32,677	29,788
2.991% due 10/25/2037 •		22,777	19,434
Specialty Underwriting & Residential Finance Trust
2.241% due 11/25/2037 •		18,770	12,453
Structured Asset Securities Corp. Mortgage Loan Trust
2.261% due 12/25/2036 •		8,455	8,284
2.541% due 05/25/2037 •		6,900	6,546
Sudbury Mill CLO Ltd.
3.503% due 01/17/2026 •		9,389	9,399
3.523% due 01/17/2026 •		9,389	9,397
Symphony CLO Ltd.
3.378% due 10/15/2025 •		18,202	18,212
Synchrony Credit Card Master Note Trust
2.970% due 03/15/2024		13,000	12,978
Telos CLO Ltd.
3.623% due 01/17/2027 •		9,800	9,809
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 ×		11,294	11,271
Upstart Securitization Trust
3.887% due 08/20/2025		5,000	4,998
VB-S1 Issuer LLC
6.901% due 06/15/2046		2,500	2,603
Venture CLO Ltd.
3.168% due 04/15/2027 •		13,100	13,038
3.198% due 01/15/2028 •		10,100	10,113
VOLT LLC
3.125% due 06/25/2047 ×		11,709	11,657
3.250% due 06/25/2047 ×		5,632	5,615
3.500% due 03/25/2047 ×		4,061	4,057
Voya CLO Ltd.
3.080% due 07/25/2026 •		8,700	8,673
WaMu Asset-Backed Certificates WaMu Trust
2.341% due 04/25/2037 •		7,061	3,890
Washington Mutual Asset-Backed Certificates Trust
2.331% due 05/25/2036 •		10,493	9,224
Wells Fargo Home Equity Asset-Backed Securities Trust
2.976% due 11/25/2035 •		1,800	1,810

Total Asset-Backed Securities (Cost $1,054,216)			1,107,030

SOVEREIGN ISSUES 6.4%
Argentina Government International Bond
21.200% due 09/19/2018	ARS	50,793	1,699
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	10,000	12,360
Bonos de la Nacion Argentina con Ajuste por CER
4.000% due 03/06/2020	ARS	533,600	18,371
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2018 (f)	BRL	857,200	217,649
0.000% due 01/01/2019 (f)		41,200	10,290
Cyprus Government International Bond
3.750% due 07/26/2023	EUR	16,900	21,755
4.250% due 11/04/2025		8,000	10,670
Development Bank of Japan, Inc.
2.125% due 09/01/2022		$18,800	18,094
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		22,300	21,763
Japan International Cooperation Agency
2.750% due 04/27/2027		14,600	13,963
Province of Ontario
1.650% due 09/27/2019		2,800	2,767

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 07/16/2018		$3,700	$3,701
3.150% due 06/02/2022	CAD	7,600	5,937
4.000% due 10/07/2019		$700	711
4.000% due 06/02/2021	CAD	21,400	17,059
4.200% due 06/02/2020		12,500	9,876
4.400% due 06/02/2019		5,600	4,357
4.400% due 04/14/2020		$600	617
Province of Quebec
2.750% due 08/25/2021		17,100	16,986
3.500% due 07/29/2020		3,000	3,043
3.500% due 12/01/2022	CAD	6,300	5,002
3.750% due 09/01/2024		4,800	3,888
4.500% due 12/01/2020		2,500	2,005
Qatar Government International Bond
3.875% due 04/23/2023		$18,900	18,921
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	5,500	6,618

Total Sovereign Issues (Cost $516,204)			448,102

SHORT-TERM INSTRUMENTS 16.2%

CERTIFICATES OF DEPOSIT 1.0%
Barclays Bank PLC
1.940% due 09/04/2018		$66,800	66,763

COMMERCIAL PAPER 1.6%
Bank of Montreal
1.540% due 07/03/2018	CAD	5,000	3,803
Boston Scientific Corp.
2.400% due 07/12/2018		$2,600	2,598
Commonwealth Edison
2.330% due 07/12/2018		7,000	6,994
Cox Enterprises, Inc.
2.330% due 07/05/2018		23,800	23,791
Discovery Communications LLC
2.670% due 07/13/2018		12,800	12,788
HP, Inc.
2.400% due 07/23/2018		26,600	26,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marriot International
2.480% due 08/16/2018		$5,200	$5,183
Sempra Energy Holdings
2.520% due 07/17/2018		12,450	12,436
Syngenta Wilmington
2.950% due 07/27/2018		14,100	14,074

			108,232

SHORT-TERM NOTES 0.2%
Capital Auto Receivables Asset Trust
2.100% due 03/20/2019		10,323	10,324
Letras del Banco Central de la Republica Argentina
25.400% due 08/15/2018 (g)	ARS	35,300	1,160
25.500% due 08/15/2018 (g)		2,650	87
25.650% due 08/15/2018 (g)		2,370	78
25.800% due 08/15/2018 (g)		10,420	342
33.500% due 07/18/2018 (g)		21,984	745
37.800% due 11/21/2018 (g)		9,060	270
40.700% due 07/18/2018 (g)		4,790	162

			13,168

ARGENTINA TREASURY BILLS 1.0%
11.434% due 09/14/2018 - 10/12/2018 (e)(f)	ARS	950,356	32,726
3.038% due 07/27/2018 - 01/11/2019 (e)(f)		$40,900	40,326

			73,052

GREECE TREASURY BILLS 1.5%
1.138% due 07/06/2018 - 03/15/2019 (e)(f)	EUR	87,000	101,423

JAPAN TREASURY BILLS 10.7%
(0.142)% due 07/30/2018 - 08/20/2018 (e)(f)	JPY	83,160,000	751,211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA TREASURY BILLS 0.0%
15.450% due 10/04/2018 (f)(g)	NGN	1,100,000	$2,964

U.S. TREASURY BILLS 0.2%
1.880% due 08/02/2018 - 10/04/2018 (e)(f)(n)(p)		$15,880	15,841

Total Short-Term Instruments (Cost $1,155,352)			1,132,654

Total Investments in Securities (Cost $10,879,400)			10,853,260

		SHARES
INVESTMENTS IN AFFILIATES 8.6%

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%
PIMCO Short Asset Portfolio		36,934,124	369,563
PIMCO Short-Term Floating NAV Portfolio III		23,722,188	234,517

Total Short-Term Instruments (Cost $604,244)			604,080

Total Investments in Affiliates (Cost $604,244)			604,080

Total Investments 163.8% (Cost $11,483,644)			$11,457,340

Financial Derivative Instruments (m)(o) 0.7% (Cost or Premiums, net $11,635)			52,377

Other Assets and Liabilities, net (64.5)%			(4,516,010)

Net Assets 100.0%			$6,993,707

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Cargill-Lloyds	3.679%	09/05/2018	05/22/2018	$1,400	$1,400	0.02%
Lloyds Banking Group PLC	3.679	09/02/2018 - 09/05/2021	05/22/2018	4,200	4,200	0.06

				$5,600	$5,600	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	2.060%	05/23/2018	07/09/2018		$(102,227)	$(102,461)
	2.170	06/25/2018	07/26/2018		(1,190)	(1,190)
	2.180	06/15/2018	07/19/2018		(7,699)	(7,707)
BOS	2.000	05/08/2018	07/09/2018		(3,958)	(3,971)
	2.180	06/13/2018	07/12/2018		(57,900)	(57,900)
	2.180	06/20/2018	07/05/2018		(5,726)	(5,730)
	2.200	06/13/2018	07/12/2018		(10,540)	(10,540)
BRC	1.950	06/18/2018	TBD	(2)	(2,797)	(2,799)
	2.180	06/13/2018	07/12/2018		(54,083)	(54,145)
BSN	1.910	04/13/2018	07/12/2018		(16,621)	(16,691)
	1.960	05/02/2018	07/10/2018		(156,539)	(157,059)
	1.980	05/03/2018	07/11/2018		(23,391)	(23,468)
CIB	2.130	06/04/2018	07/03/2018		(36,193)	(36,253)
	2.180	06/11/2018	07/11/2018		(77,345)	(77,444)
	2.190	06/14/2018	07/13/2018		(141,081)	(141,235)
GRE	1.930	04/18/2018	07/18/2018		(55,768)	(55,992)
	2.020	05/09/2018	07/11/2018		(17,151)	(17,203)
	2.040	05/10/2018	07/17/2018		(7,421)	(7,443)
	2.160	06/13/2018	07/05/2018		(22,552)	(22,578)
RCY	2.020	05/09/2018	07/09/2018		(7,432)	(7,454)
	2.030	05/11/2018	07/11/2018		(54,026)	(54,185)
	2.050	05/22/2018	07/09/2018		(10,868)	(10,893)
	2.070	05/16/2018	07/16/2018		(25,635)	(25,705)
	2.080	05/17/2018	07/17/2018		(97,417)	(97,676)
TDM	1.850	06/15/2018	TBD	(2)	(973)	(974)

Total Reverse Repurchase Agreements						$(998,696)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BPG	2.100%	06/15/2018	07/16/2018	$(4,785)	$(4,789)
GSC	1.900	06/05/2018	07/05/2018	(24,724)	(24,759)
UBS	1.980	05/07/2018	07/12/2018	(47,785)	(47,933)
	1.990	05/04/2018	07/10/2018	(1,647)	(1,653)
	2.020	05/10/2018	07/17/2018	(37,482)	(37,595)
	2.030	05/14/2018	07/13/2018	(47,459)	(47,592)
	2.150	06/28/2018	07/27/2018	(1,199)	(1,200)

Total Sale-Buyback Transactions					$(165,521)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(111,358)	$0	$(111,358)	$110,147	$(1,211)
BOS	0	(78,141)	0	(78,141)	80,703	2,562
BRC	0	(56,944)	0	(56,944)	58,708	1,764
BSN	0	(197,218)	0	(197,218)	195,722	(1,496)
CIB	0	(254,932)	0	(254,932)	252,652	(2,280)
GRE	0	(103,216)	0	(103,216)	102,679	(537)
RCY	0	(195,913)	0	(195,913)	194,716	(1,197)
TDM	0	(974)	0	(974)	981	7

Master Securities Forward Transaction Agreement
BPG	0	0	(4,789)	(4,789)	4,812	23
GSC	0	0	(24,759)	(24,759)	24,413	(346)
UBS	0	0	(135,973)	(135,973)	135,172	(801)

Total Borrowings and Other Financing Transactions	$0	$(998,696)	$(165,521)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,773)	$(3,773)
U.S. Government Agencies	0	(122,585)	0	0	(122,585)
U.S. Treasury Obligations	0	(872,338)	0	0	(872,338)

Total	$0	$(994,923)	$0	$(3,773)	$(998,696)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(165,521)	0	0	(165,521)

Total	$0	$(165,521)	$0	$0	$(165,521)

Total Borrowings	$0	$(1,160,444)	$0	$(3,773)	$(1,164,217)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,164,217)

(l)	Securities with an aggregate market value of $1,180,074 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(890,770) at a weighted average interest rate of 1.800%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(99) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures		$106.250	08/24/2018	3,500	$3,500	$30	$4
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures		106.500	08/24/2018	4,986	4,986	43	5
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures		106.750	08/24/2018	3,740	3,740	32	4
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures		107.000	08/24/2018	2,653	2,653	23	3
Put - CBOT U.S. Treasury 5-Year Note September 2018 Futures		107.250	08/24/2018	259	259	2	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures		106.500	08/24/2018	750	750	6	1
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures		107.000	08/24/2018	955	955	8	1
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures		107.500	08/24/2018	573	573	5	1
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures		108.000	08/24/2018	286	286	2	0
Put - CBOT U.S. Treasury 10-Year Note September 2018 Futures		108.500	08/24/2018	651	651	6	1
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures		132.500	08/24/2018	213	213	2	0
Call - CBOT U.S. Treasury 10-Year Note September 2018 Futures		133.500	08/24/2018	183	183	1	0
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures		174.000	08/24/2018	812	812	7	1
Call - CBOT U.S. Treasury 30-Year Bond September 2018 Futures		175.000	08/24/2018	1,313	1,313	11	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures		110.000	08/24/2018	191	191	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2018 Futures		112.000	08/24/2018	218	218	2	0
Call - MSE Canada Government 10-Year Bond September 2018 Futures	CAD	156.000	08/17/2018	100	100	1	1
Call - MSE Canada Government 10-Year Bond September 2018 Futures		158.000	08/17/2018	167	167	1	1
Call - MSE Canada Government 10-Year Bond September 2018 Futures		159.500	08/17/2018	621	621	6	2

						$190	$26

Total Purchased Options						$190	$26

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2018 Futures	$119.500	07/27/2018	600	$	600	$(121)	$(112)

Total Written Options						$(121)	$(112)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2018	1,290	EUR	377,689	$80	$0	$(19)
3-Month Euribor September Futures	09/2018	4,771		1,397,211	350	0	0
Call Options Strike @ EUR 152.000 on Euro-BTP 10-Year Bond September 2018 Futures	08/2018	500		6	(1)	0	0
Call Options Strike @ EUR 166.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	930		11	(1)	0	0
Call Options Strike @ EUR 168.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	730		9	(1)	0	0
Call Options Strike @ EUR 170.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	1,000		12	(1)	0	0
Call Options Strike @ EUR 180.000 on Euro-OAT France Government 10-Year Bond September 2018 Futures	08/2018	54		1	0	0	0
Call Options Strike @ GBP 158.000 United Kingdom Gilt September 2018 Futures	08/2018	69	GBP	0	(1)	0	0
Euro-Bund 10-Year Bond September Futures	09/2018	655	EUR	124,336	920	191	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	1,253		15	(1)	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond September 2018 Futures	08/2018	2,049		24	(2)	0	0
U.S. Treasury 5-Year Note September Futures	09/2018	14,453	$	1,642,109	(4,071)	0	(339)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	256		40,848	790	0	(16)

					$(1,939)	$191	$(374)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	447	$	(108,437)	$903	$11	$0
90-Day Eurodollar December Futures	12/2020	879		(213,201)	(216)	33	0
90-Day Eurodollar June Futures	06/2019	985		(239,220)	2,083	0	0
90-Day Eurodollar June Futures	06/2020	2,397		(581,392)	536	90	0
90-Day Eurodollar March Futures	03/2020	2,139		(518,814)	883	80	0
90-Day Eurodollar September Futures	09/2019	1,912		(464,042)	4,233	48	0
90-Day Eurodollar September Futures	09/2020	1,676		(406,535)	36	63	0
Australia Government 10-Year Bond September Futures	09/2018	2,378	AUD	(227,656)	(2,723)	269	(180)
Canada Government 10-Year Bond September Futures	09/2018	871	CAD	(90,575)	(1,803)	742	0
Euro-Buxl 30-Year Bond September Futures	09/2018	769	EUR	(159,581)	(3,110)	0	(1,580)
Euro-OAT France Government 10-Year Bond September Futures	09/2018	3,274		(590,865)	(7,577)	0	(2,600)
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	728		(102)	241	51	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond August 2018 Futures	07/2018	857		(310)	97	94	0
U.S. Treasury 10-Year Note September Futures	09/2018	785	$	(94,347)	(688)	0	0
U.S. Treasury 30-Year Bond September Futures	09/2018	2,834		(410,930)	(10,397)	0	(89)
United Kingdom Long Gilt September Futures	09/2018	69	GBP	(11,206)	(153)	26	0

					$(17,655)	$1,507	$(4,449)

Total Futures Contracts					$(19,594)	$1,698	$(4,823)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Reference Entity										Asset	Liability
MBIA, Inc.	5.000%	Quarterly	12/20/2018	2.311%		$3,100	$(16)	$61	$45	$3	$0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.375		12,100	201	(15)	186	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2022	0.863	EUR	15,000	(732)	833	101	11	0

							$(547)	$879	$332	$14	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$50,900	$3,067	$(13)	$3,054	$24	$0
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023	435,500	6,957	(259)	6,698	220	0

					$10,024	$(272)	$9,752	$244	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.500%	Maturity	01/02/2020	BRL	1,873,200	$(444)	$(3,854)	$(4,298)	$127	$0
Pay	1-Year BRL-CDI	7.750	Maturity	01/02/2020		659,100	(131)	(862)	(993)	44	0
Pay	1-Year BRL-CDI	8.660	Maturity	01/04/2021		105,700	(126)	(122)	(248)	32	0
Pay	1-Year BRL-CDI	9.200	Maturity	01/04/2021		633,200	(547)	725	178	187	0
Pay	1-Year BRL-CDI	10.040	Maturity	01/02/2023		111,900	(7)	(400)	(407)	71	0
Receive	3-Month CAD Bank Bill	1.750	Semi-Annual	12/16/2046	CAD	5,800	712	104	816	44	0
Pay	3-Month USD-LIBOR	1.951	Semi-Annual	12/05/2019		$539,400	0	(5,819)	(5,819)	0	(18)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		147,800	8,247	559	8,806	123	0
Receive	3-Month USD-LIBOR	2.532	Semi-Annual	12/05/2047		59,300	0	4,916	4,916	69	0
Pay(5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	202,900	5,714	1,813	7,527	320	0
Pay(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		27,200	467	372	839	45	0
Pay	6-Month EUR-EURIBOR	1.613	Annual	07/04/2042		34,300	0	1,531	1,531	243	0
Pay	6-Month EUR-EURIBOR	1.623	Annual	07/04/2042		27,400	0	1,289	1,289	194	0
Pay	6-Month EUR-EURIBOR	1.624	Annual	07/04/2042		63,600	0	3,018	3,018	451	0
Pay(5)	6-Month EUR-EURIBOR	1.500	Annual	09/19/2048		22,600	(257)	435	178	213	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2023	GBP	80,300	(51)	(747)	(798)	48	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028		66,400	1,588	(1,168)	420	96	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	6-Month GBP-LIBOR	1.750%	Semi-Annual	09/19/2048	GBP	28,100	$(1,405)	$277	$(1,128)	$0	$(27)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2048		41,900	197	1,633	1,830	0	(58)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	75,740,000	(4,525)	(1,354)	(5,879)	21	(90)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	63	(312)	0	(23)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,700,000	118	(163)	(45)	0	(6)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		340,000	6	(34)	(28)	0	(1)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,750,000	(2)	(275)	(277)	0	(10)
Receive(5)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,870,000	(212)	(65)	(277)	0	(10)

							$8,967	$1,872	$10,839	$2,328	$(243)

Total Swap Agreements							$18,444	$2,479	$20,923	$2,586	$(244)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$26	$1,698	$2,586	$4,310	$(112)	$(4,823)	$(244)	$(5,179)

(n)

Securities with an aggregate market value of $77,327 and cash of $14,828 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2018		$1,071	AUD	1,411	$0	$(26)
	08/2018		1,048	GBP	786	0	(9)
BOA	07/2018	BRL	46,708		$12,353	302	0
	07/2018	DKK	121,255		18,750	0	(256)
	07/2018	RUB	429,957		6,792	0	(49)
	07/2018		$4,947	AUD	6,701	12	0
	07/2018		12,114	BRL	46,708	0	(62)
	08/2018	ARS	10,420		$484	139	0
	08/2018	AUD	6,701		4,947	0	(12)
	08/2018	EUR	28,426		34,556	1,231	0
	08/2018	ILS	1,659		461	6	0
	08/2018	JPY	58,932,300		540,891	7,292	0
	08/2018	NOK	1,090		137	3	0
	08/2018	SEK	647,801		74,678	2,122	0
	08/2018		$12,318	BRL	46,708	0	(310)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2018		$36,049	EUR	30,520	$13	$(309)
	08/2018		31,358	JPY	3,422,300	0	(358)
	09/2018	ARS	5,110		$232	69	0
	09/2018	SGD	354		266	6	0
	09/2018		$6,747	RUB	429,957	49	0
	10/2018	BRL	131,200		$38,703	5,160	0
	11/2018	EUR	4,600		5,579	157	0
BPS	07/2018	ARS	286,763		10,668	811	(8)
	07/2018	CHF	400		407	3	0
	07/2018	DKK	148,689		22,287	0	(1,019)
	07/2018		$5,223	ARS	143,382	0	(266)
	08/2018	ARS	2,370		$110	32	0
	08/2018	EUR	62,376		73,069	0	(2)
	08/2018	GBP	9,789		13,089	145	0
	08/2018		$11,654	EUR	9,973	29	0
	08/2018		6,389	GBP	4,798	0	(45)
BRC	07/2018	ARS	223,908		$8,393	760	0
	07/2018	RUB	1,022,911		16,269	0	(7)
	08/2018	MXN	181,361		8,657	0	(397)
	08/2018		$13,785	GBP	10,243	0	(240)
	08/2018		16,193	RUB	1,022,911	5	0
CBK	07/2018	CAD	57,085		$43,849	427	0
	07/2018	DKK	388,878		59,860	0	(1,094)
	07/2018	JPY	2,300,000		21,641	858	0
	07/2018	RUB	733,556		11,600	0	(72)
	07/2018		$30	ARS	774	0	(3)
	07/2018		15,526	CAD	20,403	7	(13)
	07/2018		51,418	GBP	38,810	0	(199)
	07/2018		21,815	MXN	441,155	322	0
	08/2018	EUR	36,996		$43,958	620	0
	08/2018	JPY	8,893,800		81,211	721	(58)
	08/2018	MXN	610,517		30,355	0	(123)
	08/2018	TRY	1,220		269	8	0
	08/2018		$113,228	EUR	97,036	563	(117)
	08/2018		18,799	GBP	14,150	0	(89)
	08/2018		149,849	JPY	16,329,000	0	(1,937)
	08/2018		6,619	MXN	133,083	25	0
	08/2018		8,849	SEK	78,475	0	(60)
DUB	07/2018	ARS	99,480		$3,566	128	0
	07/2018	BRL	46,708		12,114	62	0
	07/2018		$3,323	ARS	96,358	8	0
	07/2018		12,586	BRL	46,708	0	(535)
	08/2018	MXN	70,872		$3,507	0	(32)
FBF	08/2018		406,809		20,316	25	(17)
	08/2018		$1,615	EUR	1,383	5	0
	08/2018		26,251	MXN	526,165	16	0
GLM	07/2018	CAD	27,293		$21,076	316	0
	07/2018	CHF	5,624		5,683	4	0
	07/2018	RUB	699,204		10,948	0	(177)
	07/2018		$13,105	RUB	762,602	0	(971)
	08/2018	EUR	165,624		$196,193	2,295	(126)
	08/2018	GBP	138,513		189,039	5,885	0
	08/2018	JPY	4,658,200		42,274	79	0
	08/2018	MXN	573,143		28,707	95	0
	08/2018	RUB	174,315		2,766	6	0
	08/2018		$47,600	EUR	40,515	53	(191)
	08/2018		1,495	GBP	1,105	0	(34)
	08/2018		34,612	JPY	3,798,500	0	(204)
	08/2018		2,320	MXN	46,610	7	0
	08/2018		6,340	RUB	401,829	21	0
	10/2018	BRL	11,000		$3,284	472	0
HUS	07/2018	ARS	4,780		225	63	0
	07/2018	EUR	14,900		18,109	705	0
	07/2018		$155	ARS	4,302	0	(8)
	07/2018		51,367	CAD	68,344	619	0
	07/2018		21,258	RUB	1,358,852	363	0
	08/2018	ARS	2,650		$123	35	0
	08/2018	CAD	68,344		51,395	0	(618)
	08/2018	MXN	322,333		15,879	0	(212)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2018	RUB	1,859,306		$29,659	$239	$(21)
	08/2018		$1,036	GBP	762	0	(29)
	08/2018		17,881	MXN	360,658	123	0
	09/2018	CNH	1,796		$282	12	0
	03/2019	EUR	15,400		19,672	1,314	0
IND	08/2018		$201	ZAR	2,551	0	(16)
JPM	07/2018	AUD	8,112		$6,086	82	0
	07/2018	BRL	39,978		10,368	53	0
	07/2018	CAD	12,155		9,330	97	(13)
	07/2018	DKK	133,980		20,186	0	(815)
	07/2018	JPY	19,150,000		176,186	2,910	0
	07/2018	RUB	869,869		13,615	0	(226)
	07/2018		$10,988	BRL	39,978	0	(673)
	07/2018		2,150	CAD	2,786	0	(31)
	07/2018		6,080	CHF	6,024	3	0
	07/2018		63,523	DKK	396,401	0	(1,391)
	07/2018		23,599	MXN	477,173	345	0
	08/2018	CHF	6,024		$6,095	0	(3)
	08/2018	EUR	24,263		29,015	596	0
	08/2018	GBP	16,853		22,652	368	0
	08/2018	JPY	35,759,800		327,074	3,126	0
	08/2018	MXN	140,433		7,536	521	0
	08/2018	SEK	885,590		101,342	2,152	0
	08/2018		$7,938	EUR	6,674	0	(120)
	08/2018		7,015	GBP	5,209	0	(128)
	08/2018		143,464	JPY	15,752,800	0	(772)
	10/2018	BRL	220,200		$65,780	9,484	0
	10/2018	NGN	1,030,563		2,750	0	(66)
	01/2019	BRL	41,200		11,158	708	0
MSB	07/2018	JPY	7,810,000		71,870	1,202	0
	07/2018	MXN	76,277		4,027	199	0
	07/2018		$10,933	MXN	220,278	122	0
	07/2018		25,618	RUB	1,634,043	381	0
	08/2018	JPY	4,890,000		$44,337	27	0
	09/2018	THB	32,948		1,037	40	0
	10/2018	BRL	415,200		124,027	17,876	0
NGF	07/2018	ARS	1,668		59	2	0
	10/2018	BRL	79,600		23,938	3,588	0
RYL	07/2018	MXN	148,623		8,038	578	0
	08/2018	EUR	6,100		7,534	380	0
SCX	07/2018	BRL	39,978		11,938	1,623	0
	07/2018	DKK	133,980		20,999	0	(2)
	07/2018		$10,368	BRL	39,978	0	(53)
	08/2018	EUR	7,000		$8,802	609	0
	08/2018		$20,477	EUR	17,341	0	(163)
	08/2018		265,166	SEK	2,300,980	0	(7,446)
	09/2018		317	INR	21,537	0	(6)
	09/2018		404	KRW	433,985	0	(13)
	10/2018		21,152	DKK	133,980	0	(2)
UAG	07/2018	GBP	38,810		$51,317	97	0
	08/2018		$51,389	GBP	38,810	0	(100)
	08/2018		18,470	MXN	361,419	0	(427)
	08/2018		10,332	SEK	90,160	0	(233)
	04/2019	EUR	5,500		$6,932	357	0

Total Forward Foreign Currency Contracts						$82,373	$(23,014)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC CDX.IG-30 5-Year Index	Buy	1.250%	07/18/2018	$	50,000	$ 7	$2

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	24,100	$1,157	$1,569
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019		25,300	1,194	1,652
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	08/20/2018		15,000	1,592	346
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		13,100	1,281	286
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		6,100	293	400
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		12,800	1,280	336

								$6,797	$4,589

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date		Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 08/01/2048	$73.000	08/06/2018	$	80,000	$3	$0

Total Purchased Options						$6,807	$4,591

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$	27,700	$(36)	$(9)
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018		10,600	(10)	(4)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.950	07/18/2018		17,900	(31)	(2)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018		10,500	(10)	(3)
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018		6,800	(6)	(3)

							$(93)	$(21)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus RUB	RUB	66.400	08/24/2018		$24,900	$(209)	$(160)
CBK	Put - OTC GBP versus USD		$1.323	07/12/2018	GBP	25,800	(182)	(218)
	Call - OTC USD versus RUB	RUB	66.490	08/17/2018		$18,400	(170)	(98)
	Call - OTC USD versus RUB		66.550	08/17/2018		18,400	(176)	(95)
	Call - OTC USD versus RUB		67.400	08/17/2018		13,500	(126)	(52)
	Call - OTC USD versus RUB		66.190	08/24/2018		14,300	(119)	(99)
DUB	Call - OTC USD versus RUB		66.090	08/27/2018		14,300	(126)	(109)
GLM	Put - OTC AUD versus USD		$0.725	08/23/2018	AUD	26,100	(104)	(113)
	Call - OTC USD versus MXN	MXN	21.940	08/16/2018		$18,100	(175)	(44)
	Call - OTC USD versus MXN		21.920	08/21/2018		18,100	(180)	(52)
	Call - OTC USD versus RUB	RUB	66.500	07/31/2018		500	(4)	(1)
HUS	Put - OTC GBP versus USD		$1.332	07/12/2018	GBP	14,578	(97)	(211)
	Call - OTC USD versus RUB	RUB	65.962	08/24/2018		$35,000	(300)	(262)
JPM	Call - OTC USD versus MXN	MXN	21.200	07/05/2018		19,780	(171)	(6)
	Call - OTC USD versus MXN		20.500	07/06/2018		15,100	(174)	(52)
	Call - OTC USD versus MXN		19.500	08/21/2018		31,400	(518)	(1,189)
MSB	Call - OTC USD versus MXN		21.250	07/11/2018		6,320	(60)	(6)
	Call - OTC USD versus MXN		21.850	08/17/2018		18,200	(185)	(51)
	Call - OTC USD versus RUB	RUB	66.383	07/02/2018		23,700	(205)	0
	Call - OTC USD versus RUB		66.600	07/09/2018		26,300	(246)	(7)
RYL	Call - OTC USD versus MXN	MXN	19.250	07/19/2018		31,400	(463)	(1,226)
UAG	Put - OTC AUD versus USD		$0.721	08/20/2018	AUD	35,400	(143)	(115)

							$(4,133)	$(4,166)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	0

						$(788)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$	105,900	$(1,157)	$(2,209)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019		111,200	(1,193)	(2,325)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		123,500	(2,876)	(908)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		26,800	(293)	(561)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		56,500	(1,260)	(415)

								$(6,779)	$(6,418)

Total Written Options								$(11,793)	$(10,605)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.852%	$	6,200	$(642)	$568	$0	$(74)
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.942		500	(77)	69	0	(8)
BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.852		2,300	(347)	320	0	(27)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.852		2,400	(264)	235	0	(29)
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.942		400	(64)	58	0	(6)
HUS	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.942		1,500	(274)	251	0	(23)

								$(1,668)	$1,501	$0	$(167)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	10,347	$(224)	$292	$68	$0

Total Swap Agreements							$(1,892)	$1,793	$68	$(167)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(35)	$0	$0	$(35)	$(35)	$0	$(35)
BOA	16,561	3,221	0	19,782	(1,356)	(4,543)	0	(5,899)	13,883	(14,090)	(207)
BPS	1,020	2	0	1,022	(1,340)	(164)	(82)	(1,586)	(564)	0	(564)
BRC	765	0	0	765	(644)	(2)	(27)	(673)	92	301	393
CBK	3,551	0	0	3,551	(3,765)	(565)	0	(4,330)	(779)	558	(221)
DUB	198	0	68	266	(567)	(109)	0	(676)	(410)	114	(296)
FBF	46	0	0	46	(17)	0	0	(17)	29	0	29
GLM	9,233	1,032	0	10,265	(1,703)	(1,679)	0	(3,382)	6,883	(10,140)	(3,257)
GST	0	0	0	0	0	0	(35)	(35)	(35)	0	(35)
HUS	3,473	0	0	3,473	(888)	(473)	(23)	(1,384)	2,089	(2,340)	(251)
IND	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
JPM	20,445	0	0	20,445	(4,238)	(1,250)	0	(5,488)	14,957	(15,120)	(163)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
MSB	$19,847	$0	$0	$19,847	$0	$(64)	$0	$(64)	$19,783	$(18,290)	$1,493
MYC	0	336	0	336	0	(415)	0	(415)	(79)	(151)	(230)
NGF	3,590	0	0	3,590	0	0	0	0	3,590	(3,392)	198
RYL	958	0	0	958	0	(1,226)	0	(1,226)	(268)	105	(163)
SCX	2,232	0	0	2,232	(7,685)	0	0	(7,685)	(5,453)	7,101	1,648
UAG	454	0	0	454	(760)	(115)	0	(875)	(421)	473	52

Total Over the Counter	$82,373	$4,591	$68	$87,032	$(23,014)	$(10,605)	$(167)	$(33,786)

(p)

Securities with an aggregate market value of $9,274 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$26	$26
Futures	0	0	0	0	1,698	1,698
Swap Agreements	0	258	0	0	2,328	2,586

	$0	$258	$0	$0	$4,052	$4,310

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82,373	$0	$82,373
Purchased Options	0	2	0	0	4,589	4,591
Swap Agreements	0	68	0	0	0	68

	$0	$70	$0	$82,373	$4,589	$87,032

	$0	$328	$0	$82,373	$8,641	$91,342

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$112	$112
Futures	0	0	0	0	4,823	4,823
Swap Agreements	0	1	0	0	243	244

	$0	$1	$0	$0	$5,178	$5,179

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,014	$0	$23,014
Written Options	0	21	0	4,166	6,418	10,605
Swap Agreements	0	167	0	0	0	167

	$0	$188	$0	$27,180	$6,418	$33,786

	$0	$189	$0	$27,180	$11,596	$38,965

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$594	$594
Written Options	0	0	0	0	961	961
Futures	0	0	0	0	(33,448)	(33,448)
Swap Agreements	0	850	0	0	27,477	28,327

	$0	$850	$0	$0	$(4,416)	$(3,566)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(126,925)	$0	$(126,925)
Purchased Options	0	(32)	0	(9)	(12)	(53)
Written Options	0	307	0	7,573	1,250	9,130
Swap Agreements	0	198	0	0	(129)	69

	$0	$473	$0	$(119,361)	$1,109	$(117,779)

	$0	$1,323	$0	$(119,361)	$(3,307)	$(121,345)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(502)	$(502)
Written Options	0	0	0	0	31	31
Futures	0	0	0	0	(21,085)	(21,085)
Swap Agreements	0	(294)	0	0	(7,980)	(8,274)

	$0	$(294)	$0	$0	$(29,536)	$(29,830)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$166,029	$0	$166,029
Purchased Options	0	(5)	0	0	1,792	1,787
Written Options	0	72	0	(2,741)	(3,671)	(6,340)
Swap Agreements	0	(291)	0	0	174	(117)

	$0	$(224)	$0	$163,288	$(1,705)	$161,359

	$0	$(518)	$0	$163,288	$(31,241)	$131,529

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,582	$9,902	$24,484
Corporate Bonds & Notes
Banking & Finance	0	2,010,349	0	2,010,349
Industrials	0	527,919	3,810	531,729
Utilities	0	224,029	0	224,029
Municipal Bonds & Notes
California	0	433	0	433
Illinois	0	15,508	0	15,508
Iowa	0	427	0	427
New Jersey	0	10,097	0	10,097
U.S. Government Agencies	0	3,631,019	0	3,631,019
U.S. Treasury Obligations	0	1,120,041	0	1,120,041
Non-Agency Mortgage-Backed Securities	0	597,358	0	597,358
Asset-Backed Securities	0	1,107,030	0	1,107,030
Sovereign Issues	0	448,102	0	448,102
Short-Term Instruments
Certificates of Deposit	0	66,763	0	66,763
Commercial Paper	0	108,232	0	108,232
Short-Term Notes	0	13,168	0	13,168
Argentina Treasury Bills	0	73,052	0	73,052
Greece Treasury Bills	0	101,423	0	101,423
Japan Treasury Bills	0	751,211	0	751,211
Nigeria Treasury Bills	0	2,964	0	2,964
U.S. Treasury Bills	0	15,841	0	15,841

	$0	$10,839,548	$13,712	$10,853,260

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$604,080	$0	$0	$604,080

Total Investments	$604,080	$10,839,548	$13,712	$11,457,340

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,702	2,608	0	4,310
Over the counter	0	87,032	0	87,032

	$1,702	$89,640	$0	$91,342

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,823)	(356)	0	(5,179)
Over the counter	0	(33,786)	0	(33,786)

	$(4,823)	$(34,142)	$0	$(38,965)

Total Financial Derivative Instruments	$(3,121)	$55,498	$0	$52,377

Totals	$600,959	$10,895,046	$13,712	$11,509,717

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2018	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

SEMIANNUAL REPORT	JUNE 30, 2018	31

Notes to Financial Statements (Cont.)

(“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

SEMIANNUAL REPORT	JUNE 30, 2018	33

Notes to Financial Statements (Cont.)

and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$220,408	$149,343	$0	$0	$(188)	$369,563	$3,843	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$26,612	$1,918,473	$(1,710,700)	$128	$4	$234,517	$2,173	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash

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and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased

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Notes to Financial Statements (Cont.)

demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation

(depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative

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instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent

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Notes to Financial Statements (Cont.)

premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

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June 30, 2018 (Unaudited)

the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please

SEMIANNUAL REPORT	JUNE 30, 2018	41

Notes to Financial Statements (Cont.)

see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage,

liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2018	43

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2018 (Unaudited)

retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At June 30, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$9,786	$15,121

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	JUNE 30, 2018	45

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,212,165	$25,775,008	$1,739,314	$1,200,081

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,259	$13,491	2,046	$22,228
Administrative Class	22,255	239,180	42,421	460,296
Advisor Class	15,056	162,061	30,730	332,911
Issued as reinvestment of distributions
Institutional Class	93	994	179	1,947
Administrative Class	4,609	49,299	8,401	91,410
Advisor Class	2,902	31,049	5,060	55,074
Cost of shares redeemed
Institutional Class	(1,724)	(18,418)	(3,325)	(36,182)
Administrative Class	(37,577)	(402,858)	(87,743)	(947,606)
Advisor Class	(33,804)	(362,927)	(18,622)	(202,530)
Net increase (decrease) resulting from Portfolio share transactions	(26,931)	$(288,129)	(20,853)	$(222,452)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 26% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

46	PIMCO VARIABLE INSURANCE TRUST

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Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Total Return Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$11,509,551	$262,089	$(259,811)	$2,278

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2018	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.
BOM	Bank of Montreal	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC
CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NGN	Nigerian Naira	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0001M	1 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate
CMBX	Commercial Mortgage-Backed Index	LIBOR01M	1 Month USD-LIBOR	US0012M	12 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18SAR_063018

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable to open-end investment companies.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2018

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	August 28, 2018